PERSPECTIVE
                          FIXED AND VARIABLE ANNUITY(R)
                                    ISSUED BY
                 JACKSON NATIONAL LIFE INSURANCE COMPANY(R) AND
                      JACKSON NATIONAL SEPARATE ACCOUNT - I

                                 APRIL 30, 2007

Please read this prospectus before you purchase this variable annuity. It contains important information about the Contract that you should know before investing. THIS PROSPECTUS PROVIDES A DESCRIPTION OF THE MATERIAL RIGHTS AND OBLIGATIONS UNDER THE CONTRACT. YOUR CONTRACT AND ANY ENDORSEMENTS ARE THE FORMAL CONTRACTUAL AGREEMENT BETWEEN YOU AND THE COMPANY. IT IS IMPORTANT THAT YOU READ THE CONTRACT AND ENDORSEMENTS, WHICH REFLECT STATE OR OTHER VARIATIONS. You should keep this prospectus on file for future reference.

To learn more about this variable annuity, you can obtain a free copy of the Statement of Additional Information ("SAI") dated April 30, 2007 by calling Jackson National Life Insurance Company ("JacksonSM" or "we") at 1 (800) 766-4683 or by writing Jackson at: Annuity Service Center, P.O. Box 17240, Denver, Colorado 80217-0240. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is legally a part of this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding registrants that file electronically with the SEC.

This prospectus also describes a variety of optional features, not all of which may be available at the time you are interested in purchasing one, as we reserve the right to prospectively restrict availability of the optional features. Broker-dealers selling the Contracts may limit the availability of an optional feature. Ask your representative about what optional features are or are not offered. If a particular optional feature that interests you is not offered, you may want to contact another broker-dealer to explore its availability. In addition, not all optional features may be available in combination with other optional features, as we also reserve the right to prospectively restrict the availability to elect certain features if certain other optional features have been elected. We reserve the right to limit the number of Contracts that you may purchase. Please confirm with us or your representative that you have the most current prospectus and supplements to the prospectus that describe the availability and any restrictions on the optional features.

     o    Individual and group, flexible premium deferred annuity.

     o 7 fixed accounts, including 4 guaranteed fixed accounts, 2 DCA+ fixed accounts, and an indexed fixed account option that each offer a minimum interest rate that is guaranteed by Jackson (the "Fixed Accounts").

     o    7 Guaranteed Minimum Withdrawal Benefit (GMWB) options.

     o Investment divisions that purchase shares of the following Funds - all Class A shares (the "Funds"):

JNL SERIES TRUST

JNL/AIM Large Cap Growth Fund
JNL/AIM Real Estate Fund
JNL/AIM Small Cap Growth Fund
JNL/Credit Suisse Global Natural Resources Fund
JNL/Credit Suisse Long/Short Fund
JNL/Eagle Core Equity Fund
JNL/Eagle SmallCap Equity Fund
JNL/FI BALANCED FUND
   (FORMERLY, JNL/FMR BALANCED FUND)
JNL/FI MID-CAP EQUITY FUND
   (FORMERLY, JNL/FMR MID-CAP EQUITY FUND)
JNL/Franklin Templeton Founding Strategy Fund
JNL/Franklin Templeton Global Growth Fund
JNL/Franklin Templeton Income Fund
JNL/Franklin Templeton Mutual Shares Fund
JNL/Franklin Templeton Small Cap Value Fund
JNL/GOLDMAN SACHS CORE PLUS BOND FUND
   (FORMERLY, JNL/WESTERN ASSET STRATEGIC BOND FUND)
JNL/Goldman Sachs Mid Cap Value Fund
JNL/Goldman Sachs Short Duration Bond Fund
JNL/JPMorgan International Equity Fund
JNL/JPMorgan International Value Fund
JNL/JPMORGAN U.S. GOVERNMENT & QUALITY BOND FUND (FORMERLY, JNL/WESTERN ASSET
    U.S. GOVERNMENT & QUALITY BOND FUND)
JNL/Lazard Emerging Markets Fund
JNL/Lazard Mid Cap Value Fund
JNL/Lazard Small Cap Value Fund
JNL/Mellon Capital Management S&P 500 Index Fund
JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/Mellon Capital Management Small Cap Index Fund
JNL/Mellon Capital Management International Index Fund
JNL/Mellon Capital Management Bond Index Fund
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund
JNL/MELLON CAPITAL MANAGEMENT INDEX 5 FUND
JNL/MELLON CAPITAL MANAGEMENT 10 X 10 FUND
JNL/Oppenheimer Global Growth Fund
JNL/PIMCO Real Return Fund
JNL/PIMCO Total Return Bond Fund
JNL/PPM AMERICA HIGH YIELD BOND FUND
   (FORMERLY, JNL/WESTERN ASSET HIGH YIELD BOND FUND)
JNL/PPM America Value Equity Fund
JNL/Putnam Equity Fund
JNL/Putnam Midcap Growth Fund
JNL/Select Balanced Fund
JNL/Select Global Growth Fund
JNL/Select Large Cap Growth Fund
JNL/Select Money Market Fund
JNL/Select Value Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Value Fund
JNL/S&P Managed Conservative Fund
JNL/S&P Managed Moderate Fund
JNL/S&P Managed Moderate Growth Fund
JNL/S&P Managed Growth Fund
JNL/S&P Managed Aggressive Growth Fund
JNL/S&P Retirement Income Fund
JNL/S&P Retirement 2015 Fund
JNL/S&P Retirement 2020 Fund
JNL/S&P Retirement 2025 Fund
JNL/S&P Disciplined Moderate Fund
JNL/S&P Disciplined Moderate Growth Fund
JNL/S&P Disciplined Growth Fund

JNL VARIABLE FUND LLC

JNL/Mellon Capital Management DowSM 10 Fund
JNL/Mellon Capital Management S&P(R) 10 Fund
JNL/Mellon Capital Management Global 15 Fund
JNL/Mellon Capital Management Nasdaq(R) 15 Fund
JNL/Mellon Capital Management Value Line(R) 25 Fund
JNL/Mellon Capital Management DowSM Dividend Fund
JNL/Mellon Capital Management S&P(R) 24 Fund
JNL/Mellon Capital Management 25 Fund
JNL/Mellon Capital Management Select Small-Cap Fund
JNL/Mellon Capital Management JNL 5 Fund
JNL/Mellon Capital Management VIP Fund
JNL/Mellon Capital Management JNL Optimized 5 Fund
JNL/MELLON CAPITAL MANAGEMENT S&P(R) SMID 60 FUND
JNL/MELLON CAPITAL MANAGEMENT NYSE(R) INTERNATIONAL 25 FUND
JNL/Mellon Capital Management Communications Sector Fund
JNL/Mellon Capital Management Consumer Brands Sector Fund
JNL/Mellon Capital Management Financial Sector Fund
JNL/Mellon Capital Management Healthcare Sector Fund
JNL/Mellon Capital Management Oil & Gas Sector Fund
JNL/Mellon Capital Management Technology Sector Fund


HIGHLIGHTED ARE THE FUNDS THAT ARE NEWLY AVAILABLE, OR RECENTLY UNDERWENT NAME CHANGES. THE FUNDS ARE NOT THE SAME MUTUAL FUNDS THAT YOU WOULD BUY THROUGH YOUR STOCKBROKER OR A RETAIL MUTUAL FUND. THE PROSPECTUSES FOR THE FUNDS ARE ATTACHED TO THIS PROSPECTUS.

WE OFFER OTHER VARIABLE ANNUITY PRODUCTS WITH DIFFERENT PRODUCT FEATURES, BENEFITS AND CHARGES.

THE SEC HAS NOT APPROVED OR DISAPPROVED THIS VARIABLE ANNUITY OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. IT IS A CRIMINAL OFFENSE TO REPRESENT OTHERWISE.

--------------------------------------------------------------------------------
               o Not FDIC/NCUA insured o Not Bank/CU guaranteed o
       May lose value o Not a deposit o Not insured by any federal agency
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS


KEY FACTS.................................................................................................2

FEES AND EXPENSES TABLES..................................................................................4

EXAMPLE...................................................................................................10

THE ANNUITY CONTRACT......................................................................................10

JACKSON...................................................................................................11

THE GUARANTEED FIXED ACCOUNTS AND THE INDEXED FIXED ACCOUNT OPTION........................................12

THE SEPARATE ACCOUNT......................................................................................12

INVESTMENT DIVISIONS......................................................................................12

CONTRACT CHARGES..........................................................................................22

DISTRIBUTION OF CONTRACTS.................................................................................29

PURCHASES.................................................................................................31

TRANSFERS AND FREQUENT TRANSFER RESTRICTIONS..............................................................32

TELEPHONE AND INTERNET TRANSACTIONS.......................................................................34

ACCESS TO YOUR MONEY......................................................................................35

INCOME PAYMENTS (THE INCOME PHASE)........................................................................73

DEATH BENEFIT.............................................................................................75

TAXES.....................................................................................................79

OTHER INFORMATION.........................................................................................82

PRIVACY POLICY............................................................................................84

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION..............................................89

APPENDIX A (about Dow Jones)..............................................................................A-1

APPENDIX B (GMWB Prospectus Examples).....................................................................B-1

APPENDIX C (Broker-Dealer Support)........................................................................C-1

APPENDIX D (Accumulation Unit Values).....................................................................D-1




                                    KEY FACTS

-------------------------------------------------------------------------------------------------------------------
ANNUITY SERVICE CENTER:                                   1 (800) 766-4683 (8 a.m. - 8 p.m. ET)

         MAIL ADDRESS:                                    P.O. Box 17240, Denver, Colorado 80217-0240

         DELIVERY ADDRESS:                                7601 Technology Way, Denver, Colorado 80237

INSTITUTIONAL MARKETING
GROUP SERVICE CENTER:                                     1 (800) 777-7779 (8 a.m. - 8 p.m. ET)

         MAIL ADDRESS:                                    P.O. Box 30392, Lansing, Michigan 48909-7892

         DELIVERY ADDRESS:                                1 Corporate Way, Lansing, Michigan 48951
                                                          Attn:  IMG

HOME OFFICE:                                              1 Corporate Way, Lansing, Michigan 48951


-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
THE ANNUITY CONTRACT                            The fixed and variable annuity Contract offered by
                                                Jackson provides a means for allocating on a
                                                tax-deferred basis for non-qualified Contracts to the
                                                Fixed Accounts, including the indexed fixed option of
                                                Jackson and investment divisions (the "Investment
                                                Divisions") (collectively, the "Allocation Options").
                                                The Contract is intended for retirement savings or other
                                                long-term investment purposes and provides for a death
                                                benefit and income options.

-------------------------------------------------------------------------------------------------------------------
ALLOCATION OPTIONS                              You may put money into any of the Allocation  Options
                                                but you may allocate  your  Contract  Value  to no more
                                                than  18  Investment Divisions and the Fixed Accounts
                                                at any one time.

-------------------------------------------------------------------------------------------------------------------
EXPENSES                                        The Contract has insurance features and investment features,  and there are costs related to each.

                                                Jackson makes a deduction  for its  insurance and  administration charges  that  is  equal  to  1.40%  of the  daily  value  of the
                                                Contracts invested in the Investment Divisions. If you select our
                                                Maximum  Anniversary Value Death Benefit Option,  Jackson makes a deduction for its insurance  and  administration  charges that is equal to 1.50% of the daily  value of the  Contracts  invested in the Investment  Divisions.  If you select our Earnings Protection
                                                Benefit  Endorsement,  Jackson deducts an additional charge equal to 0.20% of the daily net asset  value of  Contracts  invested in the Investment Divisions. These charges do not apply to the Fixed
                                                Accounts.  During the accumulation  phase,  Jackson deducts a $35 annual contract maintenance charge from your Contract.

                                                If you select any one of our GMWBs, Jackson deducts an additional charge,  the  maximum of which  ranges from 0.51% to 1.71% of the
                                                Guaranteed Withdrawal Balance (GWB). While the charge is deducted from  your  Contract  Value,  it is based  on the  GWB.  For more information,  including  how the GWB is  calculated,  please  see
                                                "Contract Charges."

                                                If you take your money out of the Contract,  Jackson may assess a withdrawal  charge.  The  withdrawal  charge  starts at 7% in the first year after  receipt of a premium  payment and declines 1% a year to 0% after 7 years.

                                                Jackson may assess a state  premium tax charge  which ranges from
                                                0% - 3.5% (the amount of state  premium  tax,  if any,  will vary from  state to state)  when you begin  receiving  regular  income payments from your  Contract,  when you make a withdrawal  or, in states where required, at the time premium payments are made.

                                                There are also  investment  charges,  which are expected to range from 0.59% to 1.70%,  on an annual  basis,  of the average  daily value of the Funds, depending on the Fund.

-------------------------------------------------------------------------------------------------------------------
PURCHASES                                       Under most circumstances, you can buy a Contract for
                                                $5,000 or more ($2,000 or more for a qualified plan
                                                Contract).  You can add $500 ($50 under the automatic
                                                payment plan) or more at any time during the
                                                accumulation phase.  We reserve the right to refuse any
                                                premium payment.  We expect to profit from certain
                                                charges assessed under the Contract (i.e., the
                                                Withdrawal Charge and the Mortality and Expense Risk
                                                Charge).

-------------------------------------------------------------------------------------------------------------------
ACCESS TO YOUR MONEY                            During the accumulation phase, there are a number of ways to take money  out of your  Contract,  generally  subject  to a charge or adjustment. You may also have to pay income tax and a tax penalty on any money you take out.

-------------------------------------------------------------------------------------------------------------------
INCOME PAYMENTS                                 You may  choose to  receive  regular  income  from your  annuity.
                                                During the income phase,  you have the same  variable  allocation options.

-------------------------------------------------------------------------------------------------------------------
DEATH BENEFIT                                   If you die before moving to the income phase, the person
                                                you have chosen as your beneficiary will receive a death
                                                benefit.  If you select the Earnings Protection Benefit
                                                Endorsement, the death benefit your beneficiary receives
                                                may be increased by 40% of earnings up to a maximum of
                                                100% of the premiums you have paid (25% of earnings for
                                                Owners ages 70-75).

-------------------------------------------------------------------------------------------------------------------
FREE LOOK                                       If you cancel your Contract within 20 days after
                                                receiving it (or whatever period is required in your
                                                state), Jackson will return the amount your Contract is
                                                worth on the day we receive your request or the Contract
                                                is returned to your selling agent.  This may be more or
                                                less than your original payment.  If required by law,
                                                Jackson will return your premium.  In some states, we
                                                are required to hold the premiums of a senior citizen in
                                                a guaranteed fixed account during the free look period,
                                                unless we are specifically directed to allocate the
                                                premiums to the Investment Divisions.  State laws vary;
                                                your free look rights will depend on the laws of the
                                                state in which you purchased the Contract.

-------------------------------------------------------------------------------------------------------------------
TAXES                                           Under the Internal Revenue Code you generally will not
                                                be taxed on the earnings on the money held in your
                                                Contract until you take money out (this is referred to
                                                as tax-deferral).  There are different rules as to how
                                                you will be taxed depending on how you take the money
                                                out and whether your Contract is non-qualified or
                                                purchased as part of a qualified plan.

-------------------------------------------------------------------------------------------------------------------



                            FEES AND EXPENSES TABLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN
BUYING, OWNING AND SURRENDERING THE CONTRACT. THE FIRST TABLE (AND FOOTNOTES)
DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY AND
SURRENDER THE CONTRACT, RECEIVE INCOME PAYMENTS OR TRANSFER CONTRACT VALUE
BETWEEN ALLOCATION OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

----------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                         OWNER TRANSACTION EXPENSES (1)

      Maximum Withdrawal Charge (2) -
             PERCENTAGE OF PREMIUM WITHDRAWN, IF APPLICABLE                                                7%
      ------ --------------------------------------------------------------------------------------------- --------
      ---------------------------------------------------------------------------------------------------- --------

      Commutation Fee: Upon a total withdrawal after income payments have commenced under income option 4, or if after death during the period for which payments are guaranteed under income option 3 and beneficiary elects a lump sum payment, the amount received will be reduced by (a) minus (b) where:

          o (a) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at the rate assumed in calculating the initial payment; and

          o (b) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at a rate no more than 1% higher than the rate used in (a).

      ---------------------------------------------------------------------------------------------------- --------

      Transfer Charge (3) -
             PER TRANSFER AFTER 15 IN A CONTRACT YEAR                                                      $25
      ------ --------------------------------------------------------------------------------------------- --------
      ---------------------------------------------------------------------------------------------------- --------

      Expedited Delivery Charge (4)                                                                        $22.50
      ---------------------------------------------------------------------------------------------------- --------
      ---------------------------------------------------------------------------------------------------- --------

----- ---------------------------------------------------------------------------------------------------- -------- --

(1)  See "Contract Charges."

(2)  Years Since Premium Payment                             0     1      2      3     4      5     6      7+
     Charge                                                  7%    6%     5%     4%    3%     2%    1%     0%

(3) We do not count transfers in conjunction with dollar cost averaging, earnings sweep, automatic rebalancing, and periodic automatic transfers.

(4) When, at your request, we incur the expense of providing expedited delivery of your partial withdrawal or complete surrender, we will assess the following charges: $20 for wire service and $10 for overnight delivery
     ($22.50 for Saturday delivery). Withdrawal charges and interest rate adjustments will not be charged on wire/overnight fees.




THE NEXT TABLE (AND FOOTNOTES) DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY
PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING THE FUNDS'
FEES AND EXPENSES.

----------------------------------------------------------------------------------------------------------------------

                                PERIODIC EXPENSES

      BASE CONTRACT

      Annual Contract Maintenance Charge                                                                     $35

      Separate Account Annual Expenses
              ANNUAL PERCENTAGE OF AVERAGE DAILY ACCOUNT VALUE OF INVESTMENT DIVISIONS                     1.40%

      Mortality And Expense Risk Charge                                                           1.25%
      (5)

      Administration Charge                                                                       0.15%
      ---------------------------------------------------------------------------------------------------- --------
      ---------------------------------------------------------------------------------------------------- --------

      ---------------------------------------------------------------------------------------------------- --------
      ---------------------------------------------------------------------------------------------------- --------
      Total Separate Account Annual Expenses for Base Contract                                             1.40%
      ---------------------------------------------------------------------------------------------------- --------
      ---------------------------------------------------------------------------------------------------- --------

----- ---------------------------------------------------------------------------------------------------- -------- --

----- ------------------------------------------------------------------------------------------------------------- --

      OPTIONAL ENDORSEMENTS - The following optional endorsement charges are based on average account value: EarningsMax(R), and the Maximum
      Anniversary Value Death Benefit. Please see footnotes 6 - 12 for those charges that are not based on average account value.

      A VARIETY OF OPTIONAL ENDORSEMENTS TO THE CONTRACT ARE AVAILABLE. YOU MAY
      SELECT ONE OF EACH GROUPING BELOW.

      -------------------------------------------------------------------------------------------------------------
      --------------------------------------------------------------------------------------------------- ---------
      Earnings Protection Benefit Maximum Annual Charge ("EarningsMax")                                   0.20%
      --------------------------------------------------------------------------------------------------- ---------
      -------------------------------------------------------------------------------------------------------------

      -------------------------------------------------------------------------------------------------------------
      7% Guaranteed Minimum Withdrawal Benefit Maximum Annual Charge ("SafeGuard 7 PlusSM") (6)           0.75%
      5% GMWB With Annual Step-Up Maximum Annual Charge ("AutoGuard 5SM") (7)                             1.47%
      6% GMWB With Annual Step-Up Maximum Annual Charge ("AutoGuard 6SM") (8)                             1.62%
      5% GMWB Without Step-Up Maximum Annual Charge ("MarketGuard 5SM") (9)                               0.51%
      5% for Life GMWB With Bonus and Annual Step-Up Maximum Annual Charge ("LifeGuard
        AdvantageSM") (10)                                                                                1.50%
      For Life GMWB With Annual Step-Up Maximum Annual Charge ("LifeGuard AscentSM") (11)                 1.50%
      Joint For Life GMWB With Annual Step-Up Maximum Annual Charge ("LifeGuard Ascent With Joint         1.71%
        OptionSM") (12)
      -------------------------------------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------- ---------
      Maximum Anniversary Value Death Benefit Maximum Annual Charge (13)                                  0.22%
      --------------------------------------------------------------------------------------------------- ---------
      -------------------------------------------------------------------------------------------------------------

----- ------------------------------------------------------------------------------------------------------------- --


(5) If you choose the optional Maximum Anniversary Value Death Benefit, this charge will be reduced to 1.13%. The reduction of 0.12% reflects the replacement of the standard death benefit with the optional Maximum Anniversary Value Death Benefit, which is covered by a separate additional charge.

(6) The charge is quarterly, currently 0.10% (0.40% annually) of the GWB, subject to a maximum annual charge of 0.75% as used in the Table. But for Contracts purchased IN WASHINGTON STATE, the charge is monthly, currently 0.035% (0.42% annually) of the GWB, subject to a maximum annual charge of 0.75%. We deduct the charge from your Contract Value. The GWB is the guaranteed amount available for future periodic withdrawals. If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals. If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. Monthly charges are pro rata deducted based on the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling accumulation units rather than as part of the calculation to determine accumulation unit value. For more information, including how the GWB is calculated, please see "7% Guaranteed Minimum Withdrawal Benefit" beginning on page 37. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus.

(7) The charge is quarterly, currently 0.1625% (0.65% annually) of the GWB, subject to a maximum annual charge of 1.45%. But for Contracts purchased IN WASHINGTON STATE, the charge is monthly, currently 0.055% (0.66%) of the GWB, subject to a maximum annual charge of 1.47% as used in the Table. We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. Monthly charges are pro rata deducted based on the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling accumulation units rather than as part of the calculation to determine accumulation unit value. For more information, including how the GWB is calculated, please see "5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up" beginning on page 40. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus.

(8) The charge is quarterly, currently 0.2125% (0.85% annually) of the GWB, subject to a maximum annual charge of 1.60%. But for Contracts purchased IN WASHINGTON STATE, the charge is monthly, currently 0.0725% (0.87% annually) of the GWB, subject to a maximum annual charge of 1.62% as used in the Table. We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. Monthly charges are pro rata deducted based on the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling accumulation units rather than as part of the calculation to determine accumulation unit value. For more information, including how the GWB is calculated, please see "6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up" beginning on page 44. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus.

(9) The charge is quarterly, currently 0.05% (0.20% annually) of the GWB, subject to a maximum annual charge of 0.50%. But for Contracts purchased IN WASHINGTON STATE, the charge is monthly, currently 0.0175% (0.21%) of the GWB, subject to a maximum annual charge of 0.51% as used in the Table. We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. Monthly charges are pro rata deducted based on the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling accumulation units rather than as part of the calculation to determine accumulation unit value. For more information, including how the GWB is calculated, please see "5% Guaranteed Minimum Withdrawal Benefit Without Step-Up" beginning on page
        48. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus.

(10) 1.50% is the maximum annual charge of the 5% for Life GMWB With Bonus and Annual Step-Up for the following age groups: 55-59, 60-64, and 65-69, which charge is payable quarterly. The charge for the 5% for Life GMWB With Annual Step-Up varies by age group. THE BELOW TABLES HAVE THE MAXIMUM AND CURRENT CHARGES FOR ALL AGE GROUPS.

        You pay the applicable percentage of the GWB each calendar quarter. But for Contracts purchased IN WASHINGTON STATE, the charge is monthly. We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. Monthly charges are pro rata deducted based on the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling accumulation units rather than as part of the calculation to determine accumulation unit value.

                      5% FOR LIFE GMWB WITH BONUS AND ANNUAL STEP-UP
            ------------------- --------------------- ------------------------

            Annual Charge             Maximum                 Current
            ------------------- --------------------- ------------------------
            ------------------- --------- ----------- ----------- ------------
            Ages    45 - 49     1.00%/4    1.02%/12    0.55%/4     0.57%/12
                    50 - 54     1.15%/4    1.17%/12    0.70%/4     0.72%/12
                    55 - 59     1.50%/4    1.50%/12    0.95%/4     0.96%/12
                    60 - 64     1.50%/4    1.50%/12    0.95%/4     0.96%/12
                    65 - 69     1.50%/4    1.50%/12    0.95%/4     0.96%/12
                    70 - 74     0.90%/4    0.90%/12    0.55%/4     0.57%/12
                    75 - 80     0.65%/4    0.66%/12    0.40%/4     0.42%/12
            ------------------- --------- ----------- ----------- ------------
            ------------------- ----------------------------------------------
            Charge Basis                             GWB
            ------------------- ----------------------------------------------
            ------------------- --------- ----------- ----------- ------------
            Charge Frequency    Quarterly  Monthly    Quarterly     Monthly

        For more information about the charge for this endorsement, please see "5% For Life GMWB With Bonus and Annual Step-Up Charge" beginning on page 26. For more information about how the endorsement works, please see "5% for Life GMWB With Bonus and Annual Step-Up" beginning on page 51.

(11) 1.50% is the maximum annual charge of the For Life GMWB With Annual Step-Up, which charge is payable quarterly. THE BELOW TABLES HAVE THE MAXIMUM AND CURRENT CHARGES. You pay the applicable percentage of the GWB each calendar quarter. But for Contracts purchased IN WASHINGTON STATE, the charge is monthly. We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. Monthly charges are pro rata deducted based on the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling accumulation units rather than as part of the calculation to determine accumulation unit value.

                       FOR LIFE GMWB WITH ANNUAL STEP-UP
        ------------------ ---------------------- -----------------------

        Annual Charge             Maximum                Current
        ------------------ ---------------------- -----------------------
        ------------------ ---------- ----------- ----------- -----------
        Ages    45 - 85     1.50%/4    1.50%/12    0.95%/4     0.96%/12
        ------------------ ----------------------------------------------
        Charge Basis                            GWB
        ------------------ ----------------------------------------------
        ------------------ ---------- ----------- ----------- -----------
        Charge Frequency   Quarterly   Monthly    Quarterly    Monthly

        For more information about the charge for this endorsement, please see "For Life GMWB With Annual Step-Up Charge" beginning on page 27. For more information about how the endorsement works, please see "For Life GMWB With Annual Step-Up" beginning on page 58.

(12) 1.71% is the maximum annual charge of the Joint For Life GMWB With Annual Step-Up, which charge is payable monthly. THE BELOW TABLES HAVE THE MAXIMUM AND CURRENT CHARGES. You pay the applicable percentage of the GWB each calendar quarter. But for Contracts purchased IN WASHINGTON STATE, the charge is monthly. We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. Monthly charges are pro rata deducted based on the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling accumulation units rather than as part of the calculation to determine accumulation unit value.

                      JOINT FOR LIFE GMWB WITH ANNUAL STEP-UP
        ------------------ --------------------- ----------------------------

        Annual Charge            Maximum                   Current
        ------------------ --------------------- ----------------------------
        ------------------ --------- ----------- ------------ ---------------
        Ages    45 - 85    1.70%/4    1.71%/12     1.15%/4       1.17%/12
        ------------------ --------------------------------------------------
        Charge Basis                              GWB
        ------------------ --------------------------------------------------
        ------------------ --------- ----------- ------------ ---------------
        Charge Frequency   Quarterly  Monthly     Quarterly      Monthly

        For more information about the charge for this endorsement, please see "Joint For Life GMWB With Annual Step-Up Charge" beginning on page 28. For more information about how the endorsement works, please see "Joint For Life GMWB With Annual Step-Up" beginning on page 65.

(13) If you select this Maximum Anniversary Value Death Benefit option, the mortality and expense risk charge under your contract will be reduced to 1.13%.

THE NEXT ITEM SHOWS THE MINIMUM AND MAXIMUM TOTAL ANNUAL OPERATING EXPENSES CHARGED BY THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT.

--------------------------------------------------------------------------------
                      TOTAL ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------

(Expenses that are deducted from Fund assets, including management and administration fees, 12b-1 service fees and other expenses)

                                 Minimum: 0.59%

                                 Maximum: 1.70%

--------------------------------------------------------------------------------

MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS BELOW. BUT PLEASE REFER TO THE FUNDS' PROSPECTUSES FOR EVEN MORE INFORMATION, INCLUDING INVESTMENT OBJECTIVES, PERFORMANCE, AND INFORMATION ABOUT JACKSON NATIONAL ASSET MANAGEMENT, LLC(R), THE FUNDS' ADVISER AND ADMINISTRATOR, AS WELL AS THE SUB-ADVISERS.


                   FUND OPERATING EXPENSES

  (AS AN ANNUAL PERCENTAGE OF THE FUND'S AVERAGE DAILY NET                                                 ACQUIRED
                           ASSETS)                            MANAGEMENT                                   FUND FEES       ANNUAL
                                                                  AND         SERVICE         OTHER      AND EXPENSES     OPERATING
                          FUND NAME                           ADMIN FEE A   (12B-1) FEE    EXPENSES B          C          EXPENSES
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/AIM Large Cap Growth                                        0.80%          0.20%         0.00%          0.01%          1.01%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/AIM Real Estate                                             0.82%          0.20%         0.00%          0.01%          1.03%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/AIM Small Cap Growth                                        0.95%          0.20%         0.01%          0.00%          1.16%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/Credit Suisse Global Natural Resources                      0.85%          0.20%         0.01%          0.00%          1.06%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/Credit Suisse Long/Short                                    1.00%          0.20%         0.50% D        0.00%          1.70%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/Eagle Core Equity                                           0.73%          0.20%         0.00%          0.01%          0.94%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/Eagle SmallCap Equity                                       0.83%          0.20%         0.01%          0.01%          1.05%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/FI Balanced                                                 0.75%          0.20%         0.02%          0.00%          0.97%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/FI Mid-Cap Equity                                           0.80%          0.20%         0.01%          0.01%          1.02%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/Franklin Templeton Founding Strategy                        0.05%          0.00%         0.01%          1.09% E        1.15%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/Franklin Templeton Global Growth                            0.90%          0.20%         0.01%          0.00%          1.11%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/Franklin Templeton Income                                   0.90%          0.20%         0.00%          0.00%          1.10%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/Franklin Templeton Mutual Shares                            0.85%          0.20%         0.01%          0.00%          1.06%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/Franklin Templeton Small Cap Value                          0.95%          0.20%         0.01%          0.03%          1.19%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/Goldman Sachs Core Plus Bond                                0.70%          0.20%         0.00%          0.00%          0.90%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/Goldman Sachs Mid Cap Value                                 0.84%          0.20%         0.01%          0.01%          1.06%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/Goldman Sachs Short Duration Bond                           0.54%          0.20%         0.00%          0.00%          0.74%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/JPMorgan International Equity                               0.83%          0.20%         0.01%          0.00%          1.04%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/JPMorgan International Value                                0.83%          0.20%         0.00%          0.01%          1.04%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/JPMorgan U.S. Government & Quality Bond                     0.58%          0.20%         0.01%          0.00%          0.79%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/Lazard Emerging Markets                                     1.15%          0.20%         0.00%          0.02%          1.37%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/Lazard Mid Cap Value                                        0.82%          0.20%         0.01%          0.01%          1.04%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/Lazard Small Cap Value                                      0.85%          0.20%         0.01%          0.01%          1.07%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/Mellon Capital Management S&P 500 Index                     0.39%          0.20%         0.01%          0.01%          0.61%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/Mellon Capital Management S&P 400 MidCap Index              0.39%          0.20%         0.02%          0.01%          0.62%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/Mellon Capital Management Small Cap Index                   0.39%          0.20%         0.01%          0.01%          0.61%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/Mellon Capital Management International Index               0.45%          0.20%         0.01%          0.01%          0.67%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/Mellon Capital Management Bond Index                        0.40%          0.20%         0.01%          0.00%          0.61%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index      0.59%          0.20%         0.01%          0.01%          0.81%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/Mellon Capital Management Index 5                           0.05%          0.00%         0.01%          0.62% E        0.68%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/Mellon Capital Management 10 x 10                           0.05%          0.00%         0.01%          0.64% E        0.70%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/Oppenheimer Global Growth                                   0.85%          0.20%         0.01%          0.00%          1.06%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/PIMCO Real Return                                           0.60%          0.20%         0.01%          0.00%          0.81%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/PIMCO Total Return Bond                                     0.60%          0.20%         0.01%          0.00%          0.81%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/PPM America High Yield Bond                                 0.57%          0.20%         0.01%          0.00%          0.78%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/PPM America Value Equity                                    0.65%          0.20%         0.00%          0.00%          0.85%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/Putnam Equity                                               0.77%          0.20%         0.01%          0.00%          0.98%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/Putnam Midcap Growth                                        0.85%          0.20%         0.01%          0.00%          1.06%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/Select Balanced                                             0.58%          0.20%         0.01%          0.01%          0.80%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/Select Global Growth                                        0.89%          0.20%         0.01%          0.00%          1.10%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/Select Large Cap Growth                                     0.79%          0.20%         0.00%          0.00%          0.99%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/Select Money Market                                         0.38%          0.20%         0.01%          0.00%          0.59%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/Select Value                                                0.64%          0.20%         0.00%          0.01%          0.85%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/T. Rowe Price Established Growth                            0.70%          0.20%         0.00%          0.00%          0.90%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/T. Rowe Price Mid-Cap Growth                                0.81%          0.20%         0.01%          0.00%          1.02%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/T. Rowe Price Value                                         0.75%          0.20%         0.01%          0.00%          0.96%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/S&P Managed Conservative                                    0.18%          0.00%         0.01%          0.83% F        1.02%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/S&P Managed Moderate                                        0.18%          0.00%         0.01%          0.87% F        1.06%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/S&P Managed Moderate Growth                                 0.16%          0.00%         0.00%          0.92% F        1.08%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/S&P Managed Growth                                          0.15%          0.00%         0.01%          0.96% F        1.12%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/S&P Managed Aggressive Growth                               0.17%          0.00%         0.00%          0.99% F        1.16%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/S&P Retirement Income                                       0.18%          0.00%         0.01%          0.91% F        1.10%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/S&P Retirement 2015                                         0.18%          0.00%         0.01%          0.97% F        1.16%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/S&P Retirement 2020                                         0.18%          0.00%         0.02%          0.98% F        1.18%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/S&P Retirement 2025                                         0.18%          0.00%         0.04%          0.97% F        1.19%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/S&P Disciplined Moderate                                    0.18%          0.00%         0.01%          0.67% E        0.86%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/S&P Disciplined Moderate Growth                             0.18%          0.00%         0.01%          0.67% E        0.86%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/S&P Disciplined Growth                                      0.18%          0.00%         0.01%          0.66% E        0.85%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/Mellon Capital Management DowSM 10                          0.44%          0.20%         0.03%          0.00%          0.67%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/Mellon Capital Management S&P(R) 10                         0.44%          0.20%         0.01%          0.00%          0.65%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/Mellon Capital Management Global 15                         0.49%          0.20%         0.01%          0.00%          0.70%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/Mellon Capital Management Nasdaq(R) 15                      0.52%          0.20%         0.04%          0.00%          0.76%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/Mellon Capital Management Value Line(R) 25                  0.44%          0.20%         0.15%          0.00%          0.79%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/Mellon Capital Management DowSM Dividend Fund               0.47%          0.20%         0.03%          0.01%          0.71%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/Mellon Capital Management S&P(R) 24 Fund                    0.52%          0.20%         0.02%          0.01%          0.75%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/Mellon Capital Management 25                                0.44%          0.20%         0.01%          0.00%          0.65%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/Mellon Capital Management Select Small-Cap                  0.44%          0.20%         0.01%          0.00%          0.65%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/Mellon Capital Management JNL 5                             0.43%          0.20%         0.01%          0.00%          0.64%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/Mellon Capital Management VIP                               0.45%          0.20%         0.04%          0.00%          0.69%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/Mellon Capital Management JNL Optimized 5                   0.51%          0.20%         0.05%          0.01%          0.77%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/Mellon Capital Management S&P(R) SMid 60                    0.52%          0.20%         0.02%          0.00%          0.74%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/Mellon Capital Management NYSE(R) International 25          0.57%          0.20%         0.05%          0.00%          0.82%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/Mellon Capital Management Communications Sector             0.52%          0.20%         0.03%          0.00%          0.75%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/Mellon Capital Management Consumer Brands Sector            0.52%          0.20%         0.03%          0.00%          0.75%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/Mellon Capital Management Financial Sector                  0.52%          0.20%         0.03%          0.00%          0.75%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/Mellon Capital Management Healthcare Sector                 0.50%          0.20%         0.03%          0.00%          0.73%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/Mellon Capital Management Oil & Gas Sector                  0.45%          0.20%         0.03%          0.00%          0.68%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------
JNL/Mellon Capital Management Technology Sector                 0.52%          0.20%         0.03%          0.00%          0.75%
------------------------------------------------------------ -------------- ------------- -------------- -------------- ------------

A Certain Funds pay Jackson National Asset Management, LLC, the Administrator, an administrative fee for certain services provided to the Fund by the Administrator. The JNL/Credit Suisse Global Natural Resources Fund, the JNL/Credit Suisse Long/Short Fund, the JNL/Franklin Templeton Global Growth Fund, the JNL/JPMorgan International Equity Fund, the JNL/JPMorgan International Value Fund, the JNL/Lazard Emerging Markets Fund, the JNL/Oppenheimer Global Growth Fund, the JNL/Select Global Growth Fund and all of the JNL/Mellon Capital Management Funds except the JNL/Mellon Capital Management S&P 500 Index Fund, the JNL/Mellon Capital Management S&P 400 MidCap Index Fund, the JNL/Mellon Capital Management Small Cap Index Fund, the JNL/Mellon Capital Management Bond Index Fund, the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund, the JNL/Mellon Capital Management S&P(R) SMid 60 Fund and the JNL/Mellon Capital Management Global 15 Fund pay an administrative fee of 0.15%; the JNL/Mellon Capital Management Global 15 Fund and the JNL/Mellon Capital Management NYSE(R) 25 International 25 Fund pay an administrative fee of 0.20%; the JNL/Franklin Templeton Founding Strategy Fund, the JNL/Mellon Capital Management Index 5 Fund, the JNL/Mellon Capital Management 10 x 10 Fund, and the 12 JNL/S&P Funds pay an administrative fee of 0.05%; and the other Funds pay an administrative fee of 0.10%. The Management and Administrative Fee and the Annual Operating Expenses columns in this table reflect the inclusion of any applicable administrative fee.

B Other expenses include registration fees, licensing costs, a portion of the Chief Compliance Officer costs, directors and officers insurance, the fees and expenses of the disinterested Trustees/Managers and of independent legal counsel to the disinterested Trustees/Managers.

C ACQUIRED FUND FEES AND EXPENSES. The expenses shown represent the Funds' pro rata share of fees and expenses of investing in mutual funds, including money market funds used for purposes of investing available cash balances.

D Amount includes the estimated costs associated with the Fund's short sales on equity securities. The percentage shown represents estimates for the Fund's initial year of operations and assumes that the Fund maintains short equity positions of approximately 20% of its net assets. When a cash dividend is declared on a security for which the Fund holds a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. Dividend expense on short sales is estimated to be 0.37% of the 0.50%. In addition, the Fund will incur fees in connection with the borrowing of securities in order to effect the short sale transactions, which is estimated to be 0.12% of the 0.50%. The Fund's actual dividend expenses paid and stock loan fees on securities sold short may be significantly higher or lower than the estimates above due to, among other factors, the actual extent of the Fund's short positions, the actual dividends paid with respect to the securities the Fund sells short, and the actual timing of the Fund's short sale transactions, each of which is expected to vary over time.

E Amounts are based on the target allocations to underlying funds. Actual amounts may be higher or lower than those shown above.

F Amounts are based on the allocations to underlying funds during the year ended December 31, 2006. Current allocations may be different, and therefore, actual amounts for subsequent periods may be higher or lower than those shown above.

                                     EXAMPLE

The example below is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity Contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses and Fund fees and expenses.

(The Annual Contract Maintenance Charge is determined by dividing the total amount of such charges collected during the calendar year by the total market value of the Investment Divisions and Fixed Account.)

The example assumes that you invest $10,000 in the Contract for the time periods indicated. Neither transfer fees nor premium tax charges are reflected in the example. The example also assumes that your investment has a 5% return on assets each year.

The following example includes maximum Fund fees and expenses and the cost if you select the Earnings Protection Benefit Endorsement, the Maximum Anniversary Value Death Benefit Option and the Guaranteed Minimum Withdrawal Benefit (using the maximum possible charge). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you surrender your Contract at the end of the applicable time period:

         1 YEAR              3 YEARS          5 YEARS            10 YEARS
         $589                $1,603           $2,613             $5,141

If you annuitize at the end of the applicable time period:

         1 YEAR *            3 YEARS          5 YEARS            10 YEARS
         $589                $1,603           $2,613             $5,141

* Withdrawal charges apply to income payments occurring within one year of the Contract's Issue Date.

If you do NOT surrender your Contract:

         1 YEAR              3 YEARS          5 YEARS            10 YEARS
         $519                $1,553           $2,583             $5,141

THE EXAMPLE DOES NOT REPRESENT PAST OR FUTURE EXPENSES. YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

CONDENSED FINANCIAL INFORMATION. The information about the values of all accumulation units constitutes the condensed financial information, which can be found in the Statement of Additional Information. The value of an accumulation unit is determined on the basis of changes in the per share value of an underlying fund and Separate Account charges for the base Contract and the various combinations of optional endorsements. The financial statements of the Separate Account and Jackson can be found in the Statement of Additional Information. The financial statements of the Separate Account include information about all the contracts offered through the Separate Account. The financial statements of Jackson that are included should be considered only as bearing upon the company's ability to meet its contractual obligations under the Contracts. Jackson's financial statements do not bear on the future investment experience of the assets held in the Separate Account. For your copy of the Statement of Additional Information, please contact us at the Annuity Service Center. Our contact information is on the cover page of this prospectus.

                              THE ANNUITY CONTRACT

The fixed and variable annuity Contract offered by Jackson is a Contract between you, the Owner, and Jackson, an insurance company. The Contract provides a means for allocating on a tax-deferred basis to the Investment Divisions, the guaranteed fixed accounts and the Indexed Fixed Account option. The Contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit and guaranteed income options.

The Contract, like all deferred annuity contracts, has two phases: (1) the accumulation phase and (2) the income phase. Withdrawals under a non-qualified contract will be taxable on an "income first" basis. This means that any withdrawal from a non-qualified contract that does not exceed the accumulated income under the Contract will be taxable in full. Any withdrawals under a tax-qualified contract will be taxable except to the extent that they are allocable to an investment in the Contract (any after-tax contributions). In most cases, there will be little or no investment in the Contract for a tax-qualified contract because contributions will have been made on a pre-tax or tax-deductible basis. Income payments under either a non-qualified contract or a tax-qualified contract will be taxable except to the extent that they represent a partial repayment of the investment in the Contract.

The Contract offers guaranteed fixed accounts. The guaranteed fixed accounts each offer a minimum interest rate that is guaranteed by Jackson for the duration of the guaranteed fixed account period. While your money is in a guaranteed fixed account, the interest your money earns and your principal are guaranteed by Jackson. The value of a guaranteed fixed account may be reduced if you make a withdrawal prior to the end of the guaranteed fixed account period, but will never be less than the premium payments accumulated at 3% per year. If you choose to have your annuity payments come from the guaranteed fixed accounts, your payments will remain level throughout the entire income phase.

In addition, an endorsement to the Contract offers an indexed fixed account option. This option offers an interest rate that is guaranteed to be at least 3% per year and may be higher based on changes in the S&P Composite Stock Price Index. If you make a withdrawal prior to the end of the specified term, however, the value of your indexed fixed account will be your premium payments accumulated at 3% per year, less a withdrawal charge. This option is described in supplementary materials that your agent can provide you.

The Contract also offers Investment Divisions. The Investment Divisions are designed to offer the potential for a higher return than the guaranteed fixed accounts. HOWEVER, THIS IS NOT GUARANTEED. IT IS POSSIBLE FOR YOU TO LOSE YOUR CONTRACT VALUE ALLOCATED TO ANY OF THE INVESTMENT DIVISIONS. If you put money in the Investment Divisions, the amount of money you are able to accumulate in your Contract during the accumulation phase depends upon the performance of the Investment Divisions you select. The amount of the income payments you receive during the income phase also will depend, in part, on the performance of the Investment Divisions you choose for the income phase.

As the Owner, you can exercise all the rights under the Contract. You can assign the Contract at any time during your lifetime but Jackson will not be bound until it receives written notice of the assignment (there is an assignment form). An assignment may be a taxable event. Your ability to change ownership is limited on Contracts with one of the For Life GMWBs. Please contact our Annuity Service Center for help and more information.

The Contract is a flexible premium fixed and variable deferred annuity and may be issued as either an individual or a group contract. Contracts issued in your state may provide different features and benefits than those described in this prospectus. This prospectus provides a description of the material rights and obligations under the Contract. Your Contract and any endorsements are the formal contractual agreement between you and the Company. In those states where Contracts are issued as group contracts, references throughout the prospectus to "Contract(s)" shall also mean "certificate(s)."

                                     JACKSON

Jackson is a stock life insurance company organized under the laws of the state of Michigan in June 1961. Its legal domicile and principal business address is 1 Corporate Way, Lansing, Michigan 48951. Jackson is admitted to conduct life insurance and annuity business in the District of Columbia and all states except New York. Jackson is ultimately a wholly owned subsidiary of Prudential plc (London, England).

Jackson has responsibility for administration of the Contracts and the Separate Account. We maintain records of the name, address, taxpayer identification number and other pertinent information for each Contract Owner and the number and type of Contracts issued to each Contract Owner, and records with respect to the value of each Contract.

Jackson is working to provide documentation electronically. When this program is available, Jackson will, as permitted, forward documentation electronically. Please contact Jackson's Service Center for more information.

                        THE GUARANTEED FIXED ACCOUNTS AND
                        THE INDEXED FIXED ACCOUNT OPTION

IF YOU SELECT A GUARANTEED FIXED ACCOUNT, OR THE INDEXED FIXED ACCOUNT OPTION, YOUR MONEY WILL BE PLACED WITH JACKSON'S OTHER ASSETS. THE GUARANTEED FIXED ACCOUNTS AND THE INDEXED FIXED ACCOUNT OPTIONS ARE NOT REGISTERED WITH THE SEC AND THE SEC DOES NOT REVIEW THE INFORMATION WE PROVIDE TO YOU ABOUT THEM. DISCLOSURES REGARDING THE FIXED ACCOUNT OPTIONS, HOWEVER, MAY BE SUBJECT TO THE GENERAL PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES. YOUR CONTRACT CONTAINS A MORE COMPLETE DESCRIPTION OF THE GUARANTEED FIXED ACCOUNTS. THE INDEXED FIXED ACCOUNT OPTION IS DESCRIBED IN THE ENDORSEMENT AND SUPPLEMENTARY MATERIALS YOUR AGENT CAN PROVIDE YOU, INCLUDING THE DURATION OF ITS GUARANTEE PERIODS.

                              THE SEPARATE ACCOUNT

The Jackson National Separate Account - I was established by Jackson on June 14, 1993, pursuant to the provisions of Michigan law. The Separate Account is a separate account under state insurance law and a unit investment trust under federal securities law and is registered as an investment company with the SEC.

The assets of the Separate Account legally belong to Jackson and the obligations under the Contracts are obligations of Jackson. However, the Contract assets in the Separate Account are not chargeable with liabilities arising out of any other business Jackson may conduct. All of the income, gains and losses resulting from these assets are credited to or charged against the Contracts and not against any other Contracts Jackson may issue.

The Separate Account is divided into Investment Divisions. Jackson does not guarantee the investment performance of the Separate Account or the Investment Divisions.

                              INVESTMENT DIVISIONS

You may allocate your Contract Value to no more than 18 Investment Divisions and the Fixed Accounts at any one time. Each Investment Division purchases the shares of one underlying Fund (mutual fund portfolio) that has its own investment objective.

The following Investment Divisions are each known as a Fund of Funds. Funds offered in a Fund of Funds structure may have higher expenses than direct investments in the underlying Funds. You should read the prospectus for the JNL Series Trust for more information.

                  JNL/Franklin Templeton Founding Strategy
                  JNL/Mellon Capital Management Index 5
                  JNL/Mellon Capital Management 10 x 10
                  JNL/S&P Managed Conservative
                  JNL/S&P Managed Moderate
                  JNL/S&P Managed Moderate Growth
                  JNL/S&P Managed Growth
                  JNL/S&P Managed Aggressive Growth
                  JNL/S&P Retirement Income
                  JNL/S&P Retirement 2015
                  JNL/S&P Retirement 2020
                  JNL/S&P Retirement 2025
                  JNL/S&P Disciplined Moderate
                  JNL/S&P Disciplined Moderate Growth
                  JNL/S&P Disciplined Growth

THE NAMES OF THE FUNDS THAT ARE AVAILABLE, ALONG WITH THE NAMES OF THE ADVISERS AND SUB-ADVISERS AND A BRIEF STATEMENT OF EACH INVESTMENT OBJECTIVE, ARE BELOW:


-------------------------------------------------------------------------------------------------------------------
                                JNL SERIES TRUST
-------------------------------------------------------------------------------------------------------------------
JNL/AIM LARGE CAP GROWTH FUND
     Jackson National Asset Management, LLC (and AIM Capital Management, Inc.)

         Seeks long-term growth of capital by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of large-capitalization companies.

-------------------------------------------------------------------------------------------------------------------
JNL/AIM REAL ESTATE FUND
     Jackson National Asset Management, LLC (and AIM Capital Management, Inc. and INVESCO Institutional
     (N.A.), Inc. (sub-sub-adviser))

         Seeks high total return by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in real estate and real estate-related companies.

-------------------------------------------------------------------------------------------------------------------
JNL/AIM SMALL CAP GROWTH FUND
     Jackson National Asset Management, LLC (and AIM Capital Management, Inc.)

         Seeks long-term growth of capital by normally investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of small-cap companies.

-------------------------------------------------------------------------------------------------------------------
JNL/CREDIT SUISSE GLOBAL NATURAL RESOURCES FUND
     Jackson National Asset Management, LLC (and Credit Suisse Asset Management, LLC and Credit Suisse Asset
     Management Limited (sub-sub-adviser))

         Seeks long-term growth of capital by investing a minimum of 95% (of the majority of its assets) of its assets in worldwide companies.

-------------------------------------------------------------------------------------------------------------------
JNL/CREDIT SUISSE LONG/SHORT FUND
     Jackson National Asset Management, LLC (and Credit Suisse Asset Management, LLC)

         Seeks total return by investing through a quantitative active equity management strategy that allows the portfolio to underweight unattractive stocks beyond benchmark weights, resulting in short positions on certain stocks.

-------------------------------------------------------------------------------------------------------------------
JNL/EAGLE CORE EQUITY FUND
     Jackson National Asset Management, LLC (and Eagle Asset Management, Inc.)

         Seeks long-term growth through capital appreciation and, secondarily, current income by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) equity securities consisting primarily of common stocks of large U.S. companies.

-------------------------------------------------------------------------------------------------------------------
JNL/EAGLE SMALLCAP EQUITY FUND
     Jackson National Asset Management, LLC (and Eagle Asset Management, Inc.)

         Seeks long-term capital appreciation by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of U.S.
         companies with market capitalizations in the range of $100 million to $3 billion.

-------------------------------------------------------------------------------------------------------------------
JNL/FI BALANCED FUND
     Jackson National Asset Management, LLC (and Pyramis Global Advisors, LLC)

         Seeks income and capital growth, consistent with reasonable risk by investing 60% of its assets in securities and the remainder in bonds and other debt securities.
-------------------------------------------------------------------------------------------------------------------
JNL/FI MID-CAP EQUITY FUND
     Jackson National Asset Management, LLC (and Pyramis Global Advisors, LLC)

         Seeks long-term growth of capital by investing 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of companies with medium market capitalizations.

-------------------------------------------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON FOUNDING STRATEGY FUND
     Jackson National Asset Management, LLC

         Seeks capital appreciation by investing in a combination of mutual funds (Underlying Funds) on a fixed percentage basis. These Underlying
         Funds, in turn invest primarily in U.S. and foreign equity securities, and, to a lesser extent, fixed-income and money market securities.

-------------------------------------------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON GLOBAL GROWTH FUND
     Jackson National Asset Management, LLC (and Templeton Global Advisors Limited)

         Seeks long-term capital growth by investing primarily in the equity securities of companies located anywhere in the world, including emerging markets (under normal market conditions).

-------------------------------------------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON INCOME FUND
     Jackson National Asset Management, LLC (and Franklin Advisers, Inc.)

         Seeks to maximize income while maintaining prospects for capital appreciation by investing in a diversified portfolio of debt and equity securities.

-------------------------------------------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON MUTUAL SHARES FUND
     Jackson National Asset Management, LLC (and Franklin Mutual Advisers, LLC)

         Seeks capital appreciation, which may occasionally be short-term, and secondarily, income by investing in equity securities of companies in any nation, pursuant to manager discretion. The Fund invests primarily
         (up to 80%) in mid- and large-cap companies with market capitalization greater than $1.5 billion at the time of investment, but it may invest a significant portion of its assets in small-cap companies as well.

-------------------------------------------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON SMALL CAP VALUE FUND
     Jackson National Asset Management, LLC (and Franklin Advisory Services, LLC)

         Seeks long-term total return by investing at least 80% of its assets
         (net assets plus the amount of any borrowings for investment purposes) in securities of small-capitalization companies.

-------------------------------------------------------------------------------------------------------------------
JNL/GOLDMAN SACHS CORE PLUS BOND FUND
     Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P.)

         Seeks a high level of current income, with capital appreciation as a secondary objective, by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a globally diverse portfolio of bonds and other fixed-income securities and related investments.

-------------------------------------------------------------------------------------------------------------------
JNL/GOLDMAN SACHS MID CAP VALUE FUND
     Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P.)

         Seeks long-term capital appreciation by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of securities in mid-cap issuers with public stock market capitalizations within the range of market capitalization of companies constituting the Russell Midcap(R) Value
         Index at the time of investing.

-------------------------------------------------------------------------------------------------------------------
JNL/GOLDMAN SACHS SHORT DURATION BOND FUND
     Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P.)

         Seeks a high level of current income, and secondarily, the potential for capital appreciation by investing 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in fixed income securities.

-------------------------------------------------------------------------------------------------------------------
JNL/JPMORGAN INTERNATIONAL EQUITY FUND
     Jackson National Asset Management, LLC (and J.P. Morgan Investment Management, Inc.)

         Seeks long-term total growth of capital by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio consisting primarily of common stocks of non-U.S. companies. The Fund invests in foreign securities that the sub-adviser believes offer significant potential for long-term appreciation.

-------------------------------------------------------------------------------------------------------------------
JNL/JPMORGAN INTERNATIONAL VALUE FUND
     Jackson National Asset Management, LLC (and J.P. Morgan Investment Management, Inc.)

         Seeks high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets.

-------------------------------------------------------------------------------------------------------------------
JNL/JPMORGAN U.S. GOVERNMENT & QUALITY BOND FUND
     Jackson National Asset Management, LLC (and J.P. Morgan Investment Management, Inc.)

         Seeks a high level of current income by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in: (i) U.S. treasury obligations; (ii) obligations issued or guaranteed by agencies or instrumentalities of the U.S. government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. government; and (iii) mortgage-backed securities guaranteed by the Government National Mortgage Association that are supported by the full faith and credit of the U.S. government.

-------------------------------------------------------------------------------------------------------------------
JNL/LAZARD EMERGING MARKETS FUND
     Jackson National Asset Management, LLC (and Lazard Asset Management LLC)

         Seeks long-term capital appreciation by investing 80% of its assets
         (net assets plus the amount of any borrowings for investment purposes) in equity securities of companies whose principal business activities are located in emerging market countries and that the sub-adviser believes are undervalued based on their earnings, cash flow or asset values.

-------------------------------------------------------------------------------------------------------------------
JNL/LAZARD MID CAP VALUE FUND
     Jackson National Asset Management, LLC (and Lazard Asset Management)

         Seeks long-term capital appreciation by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a non-diversified portfolio of equity securities of U.S.
         companies with market capitalizations in the range of companies represented in the Russell Mid Cap Index and that the sub-adviser believes are undervalued.

-------------------------------------------------------------------------------------------------------------------
JNL/LAZARD SMALL CAP VALUE FUND
     Jackson National Asset Management, LLC (and Lazard Asset Management)

         Seeks long-term capital appreciation by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a non-diversified portfolio of equity securities of U.S.
         companies with market capitalizations in the range of companies represented by the Russell 2000(R) Index that the sub-adviser believes are undervalued.

-------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks to match the performance of the S&P 500(R) Index to provide long-term capital growth by investing in large-capitalization company securities.

-------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 400 MIDCAP INDEX FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks to match the performance of the S&P 400(R) Index to provide long-term capital growth by investing in equity securities of medium capitalization-weighted domestic corporations.

-------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks to match the performance of the Russell 2000(R) Index to provide long-term growth of capital by investing in equity securities of small- to mid-size domestic companies.

-------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks to match the performance of the Morgan Stanley Capital
         International Europe Australasia Far East Free Index to provide long-term capital growth by investing in international equity securities attempting to match the characteristics of each country within the index.

-------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT BOND INDEX FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks to match the performance of the Lehman Brothers Aggregate Bond
         Index to provide a moderate rate of income by investing in domestic fixed-income investments.

-------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT ENHANCED S&P 500 STOCK INDEX FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks to exceed the performance of the S&P 500 Index by tilting towards stocks having higher expected return while maintaining overall index characteristics.

-------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT INDEX 5 FUND
     Jackson National Asset Management, LLC

         Seeks capital appreciation by initially allocating in the following
         Funds:

         >> 20% in the JNL/Mellon Capital Management S&P 500 Index Fund;
         >> 20% in the JNL/Mellon Capital Management S&P 400 MidCap Index Fund;
         >> 20% in the JNL/Mellon Capital Management Small Cap Index Fund;
         >> 20% in the JNL/Mellon Capital Management International Index Fund; and
         >> 20% in the JNL/Mellon Capital Management Bond Index Fund.

-------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT 10 X 10 FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks capital appreciation and income by initially allocating in the following Funds:

         >> 50% in the Class A shares of the JNL/Mellon Capital Management JNL 5 Fund;
         >> 10% in the Class A shares of the JNL/Mellon Capital Management S&P 500 Index Fund;
         >> 10% in the Class A shares of the JNL/Mellon Capital Management S&P 400 MidCap Index Fund;
         >> 10% in the Class A shares of the JNL/Mellon Capital Management Small Cap Index Fund;
         >> 10% in the Class A shares of the JNL/Mellon Capital Management International Index Fund; and
         >> 10% in the Class A shares of the JNL/Mellon Capital Management Bond Index Fund.

-------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GLOBAL GROWTH FUND
     Jackson National Asset Management, LLC (and OppenheimerFunds, Inc.)

         Seeks capital appreciation by investing primarily in common stocks of companies in the U.S. and foreign countries. The Fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets.

-------------------------------------------------------------------------------------------------------------------
JNL/PIMCO REAL RETURN FUND
     Jackson National Asset Management, LLC (and Pacific Investment Management Company LLC)

         Seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or government-sponsored enterprises and corporations.

-------------------------------------------------------------------------------------------------------------------
JNL/PIMCO TOTAL RETURN BOND FUND
     Jackson National Asset Management, LLC (and Pacific Investment Management Company LLC)

         Seeks maximum total return, consistent with the preservation of capital and prudent investment management, by normally investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of investment-grade, fixed-income securities of U.S. and foreign issuers such as government, corporate, mortgage- and other asset-backed securities and cash equivalents.

-------------------------------------------------------------------------------------------------------------------
JNL/PPM AMERICA HIGH YIELD BOND FUND
     Jackson National Asset Management, LLC (and PPM America, Inc.)

         Seeks to maximize current income, with capital appreciation as a secondary objective, by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in high-yield, high-risk debt securities ("junk bonds") and related investments and may invest in derivative instruments that have economic characteristics similar to the fixed income instruments, and in derivative instruments such as options, futures contracts or swap agreements, including credit default swaps, and may also invest in securities of foreign insurers.

-------------------------------------------------------------------------------------------------------------------
JNL/PPM AMERICA VALUE EQUITY FUND
     Jackson National Asset Management, LLC (and PPM America, Inc.)

         Seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of domestic, large-capitalization companies at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in equity securities.

-------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM EQUITY FUND
     Jackson National Asset Management, LLC (and Putnam Investment Management, Inc.)

         Seeks long-term capital growth by investing 80% of its assets (net assets plus the amount of any borrowings for investment purposes) primarily in a diversified portfolio of common stock of domestic, large-capitalization companies. However, the Fund may also invest in preferred stocks, bonds, convertible preferred stock and convertible debentures if the sub-adviser believes that they offer the potential for capital appreciation.

-------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM MIDCAP GROWTH FUND
     Jackson National Asset Management, LLC (and Putnam Investment Management, Inc.)

         Seeks capital appreciation by investing 80% of its assets (net assets plus the amount of any borrowings for investment purposes) mainly in common stocks of U.S. mid-capitalization companies of a similar size to those in the Russell MidCap(R) Growth Index, with a focus on growth stocks which are stocks whose earnings the sub-adviser believes are likely to grow faster than the economy as a whole.

-------------------------------------------------------------------------------------------------------------------
JNL/SELECT BALANCED FUND
     Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

         Seeks reasonable income and long-term capital growth by investing primarily in a diversified portfolio of common stock and investment grade fixed-income securities, but may also invest up to 15% of its assets in foreign equity and fixed income securities.

-------------------------------------------------------------------------------------------------------------------
JNL/SELECT GLOBAL GROWTH FUND
     Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

         Seeks long-term growth of capital by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of foreign and domestic issuers.

-------------------------------------------------------------------------------------------------------------------
JNL/SELECT LARGE CAP GROWTH FUND
     Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

         Seeks long-term growth of capital by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of common stocks of large companies selected for their growth potential.

-------------------------------------------------------------------------------------------------------------------
JNL/SELECT MONEY MARKET FUND
     Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

         Seeks a high level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, short-term money market instruments.

-------------------------------------------------------------------------------------------------------------------
JNL/SELECT VALUE FUND
     Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

         Seeks long-term growth of capital by investing at least 65% of its total assets in common stocks of domestic companies, focusing on companies with large market capitalizations. Using a value approach, the Fund seeks to invest in stocks that are undervalued relative to other stocks.

-------------------------------------------------------------------------------------------------------------------
JNL/T. ROWE PRICE ESTABLISHED GROWTH FUND
     Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

         Seeks long-term growth of capital and increasing dividend income by investing primarily in a portfolio of common stocks of well-established growth companies.

-------------------------------------------------------------------------------------------------------------------
JNL/T. ROWE PRICE MID-CAP GROWTH FUND
     Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

         Seeks long-term growth of capital by normally investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a broadly diversified portfolio of common stocks of medium-sized (mid-capitalization) companies which the sub-adviser expects to grow at a faster rate than the average company.

-------------------------------------------------------------------------------------------------------------------
JNL/T. ROWE PRICE VALUE FUND
     Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

         Seeks long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective. In taking a value approach to investment selection, at least 65% of its total assets will be invested in common stocks the portfolio manager regards as undervalued.

-------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED CONSERVATIVE FUND
     Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services, Inc.)

         Seeks capital growth and current income by investing in Class A Shares of a diversified group of other Funds of the JNL Series Trust and JNL
         Variable Fund LLC that invest in equity and fixed income securities.

-------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED MODERATE FUND
     Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services, Inc.)

         Seeks capital growth, with current income as a secondary objective, by investing in Class A Shares of a diversified group of other Funds of the JNL Series Trust and JNL Variable Fund LLC that invest in equity and fixed income securities.

-------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED MODERATE GROWTH FUND
     Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services, Inc.)

         Seeks capital growth and current income by investing in Class A Shares of a diversified group of other Funds of the JNL Series Trust and JNL
         Variable Fund LLC that invest in equity and fixed income securities.

-------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED GROWTH FUND
     Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services, Inc.)

         Seeks capital growth, with current income as a secondary objective, by investing in Class A Shares of a diversified group of other Funds of the JNL Series Trust and JNL Variable Fund LLC that invest in equity and fixed income securities.

-------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED AGGRESSIVE GROWTH FUND
     Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services, Inc.)

         Seeks capital growth by investing in Class A Shares of a diversified group of other Funds of the JNL Series Trust and JNL Variable Fund LLC that invest in equity and fixed income securities.

-------------------------------------------------------------------------------------------------------------------
JNL/S&P RETIREMENT INCOME FUND
     Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services, LLC)

         Seeks high current income and as a secondary objective, capital appreciation by investing in Class A shares of a diversified group of other Funds of the JNL Series Trust and the JNL Variable Fund LLC using an asset allocation strategy designed for investors already in or near retirement.

-------------------------------------------------------------------------------------------------------------------
JNL/S&P RETIREMENT 2015 FUND
     Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services, LLC)

         Seeks high total return until its target retirement date. After the Fund's target retirement date, the Fund's objective will be to seek high current income and as a secondary objective, capital appreciation.
         Once the Fund reaches an allocation that is similar to the JNL/S&P
         Retirement Income Fund, it is expected that the Fund will be merged into the JNL/S&P Retirement Income Fund. The Fund seeks to achieve its objective by investing in Class A shares of a diversified group of other Funds of the JNL Series Trust and the JNL Variable Fund LLC using an asset allocation strategy designed for investors expecting to retire around the year 2015, assuming a retirement age of 65.

-------------------------------------------------------------------------------------------------------------------
JNL/S&P RETIREMENT 2020 FUND
     Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services, LLC)

         Seeks high total return until its target retirement date. After the Fund's target retirement date, the Fund's objective will be to seek high current income and as a secondary objective, capital appreciation.
         Once the Fund reaches an allocation that is similar to the JNL/S&P
         Retirement Income Fund, it is expected that the Fund will be merged into the JNL/S&P Retirement Income Fund. The Fund seeks to achieve its objective by investing in Class A shares of a diversified group of other Funds of the JNL Series Trust and the JNL Variable Fund LLC using an asset allocation strategy designed for investors expecting to retire around the year 2020, assuming a retirement age of 65.

-------------------------------------------------------------------------------------------------------------------
JNL/S&P RETIREMENT 2025 FUND
     Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services, LLC)

         Seeks high total return until its target retirement date. After the Fund's target retirement date, the Fund's objective will be to seek high current income and as a secondary objective, capital appreciation.
         Once the Fund reaches an allocation that is similar to the JNL/S&P
         Retirement Income Fund, it is expected that the Fund will be merged into the JNL/S&P Retirement Income Fund. The Fund seeks to achieve its objective by investing in Class A shares of a diversified group of other Funds of the JNL Series Trust and the JNL Variable Fund LLC using an asset allocation strategy designed for investors expecting to retire around the year 2025, assuming a retirement age of 65.

-------------------------------------------------------------------------------------------------------------------
JNL/S&P DISCIPLINED MODERATE FUND
     Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC)

         Seeks capital growth, and secondarily, current income by investing in Class A shares of a diversified group of other Funds (Underlying
         Funds), which are part of the JNL Series Trust and the JNL Variable
         Fund LLC. The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. The Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities.

-------------------------------------------------------------------------------------------------------------------
JNL/S&P DISCIPLINED MODERATE GROWTH FUND
     Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC)

         Seeks capital growth, and secondarily, current income by investing in Class A shares of a diversified group of other Funds (Underlying
         Funds), which are part of the JNL Series Trust and the JNL Variable
         Fund LLC. The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. The Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities.

-------------------------------------------------------------------------------------------------------------------
JNL/S&P DISCIPLINED GROWTH FUND
     Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC)

         Seeks capital growth, and current income by investing in Class A shares of a diversified group of other Funds (Underlying Funds), which are part of the JNL Series Trust and the JNL Variable Fund LLC. The Fund seeks to achieve capital growth through its investments in Underlying
         Funds that invest primarily in equity securities. The Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities.

-------------------------------------------------------------------------------------------------------------------

         ABOUT THE JNL/S&P RETIREMENT FUNDS. The JNL/S&P Retirement Funds have retirement target dates. The investment strategies of these funds are designed to limit your risk of investment losses as of the date you expect to make withdrawals from your Contract. There is at least some degree of overlap between this fundamental goal and the protections provided under the Contract's basic death benefit and under certain optional features, specifically: (i) the Earnings Protection Benefit and (ii) any GMWB.

         Each of these three benefits provides a specific guarantee of minimum value regardless of investment performance on certain relevant dates:
         (i) the Owner's date of death in the case of death benefits and the Earnings Protection Benefit and (ii) an Owner's specific age under a GMWB. To the extent the JNL/S&P Retirement Funds achieve their specific goals, the need for and the additional value of the protections received under these three benefits may be somewhat diminished.

         The potential for overlap is greatest for the GMWB because that benefit will come into effect at approximately the same date as the JNL/S&P Retirement Funds' applicable target retirement date. The potential for overlap generally is less for death benefits and the Earnings Protection Benefit because those benefits do not come into effect on a fixed or predetermined date and the likelihood the Owner's date of death will be the same as the date that is the target date for the JNL/S&P Retirement Funds is relatively small. Investment in a fund such as the JNL/S&P Retirement Income Fund, however, may not be consistent with the Earnings Protection Benefit to the extent that conservative investing may not accomplish the Earnings Protection Benefit goal of providing an additional payout to help offset potential tax liabilities if there are earnings in the Contract at the Owner's death.

         You, therefore, are encouraged to consider whether you want to participate in an optional benefit when you plan to invest in a JNL/S&P Retirement Fund. Among the considerations are the charges for the optional benefits and the value to you of having overlapping goals and protections. In addition, there may be personal considerations affecting your decision that a knowledgeable adviser can assist you in weighing.


-------------------------------------------------------------------------------------------------------------------
                              JNL VARIABLE FUND LLC
-------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT DOWSM 10 FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through a combination of capital appreciation and dividend income.

-------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P(R) 10 FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through a combination of capital appreciation and dividend income.

-------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT GLOBAL 15 FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through a combination of capital appreciation and dividend income.

-------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT NASDAQ(R) 15 FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return by investing in the common stocks of companies that are expected to have a potential for capital appreciation.

-------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT VALUE LINE(R) 25 FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks capital appreciation by investing in 25 of the 100 common stocks that Value Line(R) gives a #1 ranking for TimelinessTM.

-------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT DOWSM DIVIDEND FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks to provide the potential for an above-average total return by investing approximately equal amounts in the common stock of the 20 companies included in the Dow Jones Select Dividend IndexSM which have the best overall ranking on both the change in return on assets of the last fiscal year compared to the prior year and price-to-book on each "Stock Selection Date."

-------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P(R) 24 FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through capital appreciation by investing in the common stocks of companies that have the potential for capital appreciation.

-------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT 25 FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through a combination of capital appreciation and dividend income.

-------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT SELECT SMALL-CAP FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through capital appreciation.

-------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT JNL 5 FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through a combination of capital appreciation and dividend income.

-------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT VIP FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return by investing in the common stocks of companies that are identified by a model based on six separate specialized strategies.

-------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT JNL OPTIMIZED 5 FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return by investing in the common stocks of companies that are identified by a model based on five separate specialized strategies.

-------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P(R) SMID 60 FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks capital appreciation by investing in the common stock of 30 companies included in the Standard & Poor's MidCap 400 Index ("S&P
         MidCap 400") and 30 companies in the Standard & Poor's SmallCap 600
         Index ("S&P SmallCap 600"). The 60 companies are selected each Stock
         Selection Date. Seeks to achieve its objective by identifying small and mid-capitalization companies with improving fundamental performance and sentiment. The SMid 60 Fund focuses on small and mid-capitalization companies because the Sub-Adviser believes they are more likely to be in an earlier stage of their economic life cycle than mature large-cap companies.

-------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT NYSE(R) INTERNATIONAL 25 FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks capital appreciation by investing in foreign companies. The 25 companies are selected each Stock Selection Date. The Sub-Adviser generally uses a buy and hold strategy, trading around each Stock
         Selection Date and when cash flow activity occurs in the Fund. The
         Sub-Adviser may also trade for mergers or acquisitions if the original stock is not the surviving company and for dividend reinvestment.

-------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT COMMUNICATIONS SECTOR FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through a combination of capital appreciation and dividend income.

-------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT CONSUMER BRANDS SECTOR FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through a combination of capital appreciation and dividend income.

-------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT FINANCIAL SECTOR FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through a combination of capital appreciation and dividend income.

-------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT HEALTHCARE SECTOR FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through a combination of capital appreciation and dividend income.

-------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT OIL & GAS SECTOR FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through a combination of capital appreciation and dividend income.

-------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT TECHNOLOGY SECTOR FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through a combination of capital appreciation and dividend income.

-------------------------------------------------------------------------------------------------------------------

The investment objectives and policies of certain of the Funds are similar to the investment objectives and policies of other mutual Funds that certain of the investment sub-advisers manage. Although the objectives and policies may be similar, the investment results of the Funds may be higher or lower than the result of such mutual Funds. We cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the funds have the same investment sub-advisers. The Funds described are available only through variable annuity Contracts issued by Jackson. They are NOT offered or made available to the general public directly.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

You should read the prospectuses for the JNL Series Trust and the JNL Variable Fund LLC carefully before investing. Additional Funds and Investment Divisions may be available in the future.

VOTING RIGHTS. To the extent required by law, Jackson will obtain from you and other Owners of the Contracts instructions as to how to vote when the Funds solicit proxies in conjunction with a vote of shareholders. When Jackson receives instructions, we will vote all the shares Jackson owns in proportion to those instructions. An effect of this proportional voting is that a relatively small number of Owners may determine the outcome of a vote.

SUBSTITUTION. Jackson may be required, or determine in its sole discretion, to substitute a different mutual Fund for the one in which the Investment Division is currently invested. This will be done with any required approval of the SEC. Jackson will give you notice of such transactions.

                                CONTRACT CHARGES

There are charges associated with your Contract, the deduction of which will reduce the investment return of your Contract. Charges are deducted proportionally from your Contract Value. Some of these charges are for optional endorsements, as noted, so they are deducted from your Contract Value only if you selected to add that optional endorsement to your Contract. These charges may be a lesser amount where required by state law or as described below, but will not be increased. We expect to profit from certain charges assessed under the Contract. These charges (and certain other expenses) are as follows:

MORTALITY AND EXPENSE RISK CHARGE. Each day, as part of our calculation of the value of the accumulation units and annuity units, we make a deduction for the Mortality and Expense Risk Charge. On an annual basis, this charge equals 1.25% of the average daily net asset value of your allocations to the Investment Divisions. This charge is 0.12% lower (1.13% of the average daily net asset value of your allocations to the Investment Divisions) if you select the Maximum Anniversary Value Death Benefit to reflect the replacement of the standard death benefit. The Maximum Anniversary Value Death Benefit is covered by a separate additional charge (see below).

The Mortality and Expense Risk Charge does not apply to the guaranteed fixed account or the indexed fixed option.

The Mortality and Expense Risk Charge compensates us for the risks we assume in connection with all the Contracts, not just your Contract. The mortality risks that Jackson assumes arise from our obligations under the Contracts:

     o to make income payments for the life of the annuitant during the income phase;

     o    to waive the withdrawal charge in the event of your death; and

     o to provide both a standard and enhanced death benefit prior to the income date.

The expense risk that Jackson assumes is the risk that our actual cost of administering the Contracts and the Investment Divisions will exceed the amount that we receive from the administration charge and the annual contract maintenance charge.

ADMINISTRATION CHARGE. Each day, as part of our calculation of the value of the accumulation units and annuity units, we make a deduction for administration charges. On an annual basis, these charges equal 0.15% of the average daily net asset value of your allocations to the Investment Divisions. This charge does not apply to the guaranteed fixed account or the indexed fixed option. This charge compensates us for our expenses incurred in administering the Contracts and the Separate Account.

EARNINGS PROTECTION BENEFIT ("EARNINGSMAX") CHARGE. If you select the Earnings Protection Benefit Endorsement, each day during the accumulation phase of your Contract Jackson makes a deduction for the charge for this benefit. We do this as part of our calculation of the value of the accumulation units. On an annual basis, this charge equals 0.20% of the daily net asset value of the Contracts having this Endorsement that are invested in an Investment Division, after expenses have been deducted. This charge does not apply to the guaranteed fixed accounts or the indexed fixed account option. We stop deducting this charge if you annuitize your Contract.

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT CHARGE. If you select the Maximum Anniversary Value Death Benefit Endorsement, each day during the accumulation phase of your Contract Jackson makes a deduction for the charge for this benefit. We do this as part of our calculation of the value of the accumulation units. On an annual basis, this charge equals 0.22% of the daily net asset value of the Contracts having this Endorsement that are invested in an Investment Division, after expenses have been deducted. This charge does not apply to the guaranteed fixed accounts or the indexed fixed account option. We stop deducting this charge if you annuitize your Contract.

ANNUAL CONTRACT MAINTENANCE CHARGE. During the accumulation phase, Jackson deducts a $35 ($30 in Washington) annual contract maintenance charge on each anniversary of the date on which your Contract was issued. If you make a complete withdrawal from your Contract, the annual contract maintenance charge will also be deducted. This charge is for administrative expenses. The annual contract maintenance charge will be assessed on the Contract Anniversary or upon full withdrawal and is taken from the Investment Divisions and the guaranteed fixed account options based on the proportion their respective value bears to the Contract Value less the sum of the Indexed Fixed Option Minimum Values. This charge will be deducted from the Indexed Fixed Option only when the charge exceeds the value of the Funds in the Investment Divisions and the guaranteed fixed account options.

Jackson will not deduct this charge if, when the deduction is to be made, the value of your Contract is $50,000 or more. Jackson may discontinue this practice at any time.

TRANSFER FEE. A transfer fee of $25 will apply to transfers in excess of 15 in a Contract year. Jackson may waive the transfer fee in connection with Earnings Sweep or pre-authorized automatic transfer programs, or may charge a lesser fee where required by state law.

COMMUTATION FEE. If you make a total withdrawal from your Contract after income payments have commenced under income option 4, or if after your death during the periods for which payments are guaranteed to be made under income option 3, your beneficiary elects to receive a lump sum payment, the amount received will be reduced by (a) minus (b) where:

     o (a) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at the rate assumed in calculating the initial payment; and

     o (b) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at a rate no more than 1% higher than the rate used in (a).

WITHDRAWAL CHARGE. During the accumulation phase (if and to the extent the Contract Value is sufficient to pay any remaining withdrawal charges that remain after a withdrawal), you can make withdrawals from your Contract without a Withdrawal Charge.

     o At any time during the accumulation phase, you may withdraw premiums that are not subject to a Withdrawal Charge (premiums in your annuity for seven years or longer and not previously withdrawn).

     o Once every year, you may withdraw the greater of earnings or 10% of premiums paid (not yet withdrawn) ("Free Withdrawal"). Withdrawals in excess of that will be charged a Withdrawal Charge starting at 7% in the first year and declining 1% a year to 0% after 7 years. The Withdrawal Charge compensates us for costs associated with selling the Contracts. Required minimum distributions will reduce the 10% Free Withdrawal amount.

For purposes of the withdrawal charge, Jackson treats withdrawals as coming first from earnings and then from the oldest remaining premium. If you make a full withdrawal, the Withdrawal Charge is based on premiums remaining in the Contract. If you make a full withdrawal, you will not receive the benefit of the Free Withdrawal and the entire amount withdrawn will be subject to a Withdrawal Charge. If you withdraw only part of the value of your Contract, we deduct the Withdrawal Charge from the remaining value in your Contract.

Amounts allocated to an indexed fixed account option are not subject to this Withdrawal Charge. The Withdrawal Charge applicable to amounts held in that option is described in the supplementary materials and the endorsement.

NOTE: Withdrawals under a non-qualified Contract will be taxable on an "income first" basis. This means that any withdrawal from a non-qualified Contract that does not exceed the accumulated income under the Contract will be taxable in full. Any withdrawals under a tax-qualified Contract will be taxable except to the extent that they are allocable to investment in the Contract (any after-tax contributions). In most cases, there will be little or no investment in the Contract for a tax-qualified Contract because contributions will have been made on a pre-tax or tax-deductible basis.

Jackson does not assess the Withdrawal Charge on any payments paid out as (1) income payments after the first year, (2) death benefits, or (3) withdrawals necessary to satisfy the required minimum distribution of the Internal Revenue Code (but if the withdrawal requested exceeds the required minimum distribution; if the Contract was purchased with contributions from a nontaxable transfer, after the Owner's death, of an Individual Retirement Annuity (IRA); or is a Roth IRA annuity, then the entire withdrawal will be subject to the withdrawal charge). Withdrawals for terminal illness or other specified conditions as defined by Jackson may not be subject to a Withdrawal Charge. These provisions are not available in all states.

Jackson may reduce or eliminate the amount of the Withdrawal Charge when the Contract is sold under circumstances which reduce its sales expense. Some examples are: the purchase of a Contract by a large group of individuals or an existing relationship between Jackson and a prospective purchaser. Jackson may not deduct a Withdrawal Charge under a Contract issued to an officer, director, agent or employee of Jackson or any of its affiliates.

7% GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("SAFEGUARD 7 PLUS") CHARGE. If you select the 7% GMWB, in most states you will pay 0.10% of the GWB each calendar quarter (0.40% annually). But for Contracts purchased IN WASHINGTON STATE, the charge is monthly, currently 0.035% of the GWB (0.42% annually), which we will waive at the end of a Contract Month to the extent that the charge exceeds the amount of your Contract Value allocated to the Investment Divisions. For more information about the GWB, please see "7% Guaranteed Minimum Withdrawal Benefit" beginning on page 37.

We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. Monthly charges are also pro rata, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling accumulation units rather than as part of the calculation to determine accumulation unit value. While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB. The charge is prorated, from the endorsement's effective date, to the end of the first quarter or first month after selection. Similarly, the charge is prorated upon termination of the endorsement.

We reserve the right to prospectively change the charge: on new Contracts; if you select this benefit after your Contract is issued; or with a Step-Up - subject to a maximum charge of 0.75% annually in all states offering this benefit. The actual deduction of the charge will be reflected in your quarterly statement. We stop deducting the charge on the earlier date that you annuitize the Contract, or your Contract Value is zero. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see "7% Guaranteed Minimum Withdrawal Benefit" beginning on page 37. Also see "Guaranteed Minimum Withdrawal Benefit Important Special Considerations" beginning on page 36 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

5% GUARANTEED MINIMUM WITHDRAWAL BENEFIT WITH ANNUAL STEP-UP ("AUTOGUARD 5") CHARGE. If you select the 5% GMWB With Annual Step-Up, in most states you will pay 0.1625% of the GWB each calendar quarter (0.65% annually). But for contracts purchased IN WASHINGTON STATE, the charge is monthly, currently 0.055% of the GWB (0.66% annually), which we will waive at the end of a Contract Month to the extent that the charge exceeds the amount of your Contract Value allocated to the Investment Divisions. The actual deduction of the charge will be reflected in your quarterly statement. For more information about the GWB, please see "5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up" beginning on page 40. We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. Monthly charges are also pro rata, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling accumulation units rather than as part of the calculation to determine accumulation unit value. While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB. The charge is prorated, from the endorsement's effective date, to the end of the first quarter or first month after selection. Similarly, the charge is prorated upon termination of the endorsement. The charge may be reduced if you do not take any withdrawals before the fifth Contract Anniversary, or before the tenth Contract Anniversary, after the endorsement's effective date. If the charge in your state is quarterly, and if you have not taken any withdrawals before the fifth Contract Anniversary, then you will pay 0.1125% of the GWB each calendar quarter (0.45% annually). After the tenth Contract Anniversary if no withdrawals have been taken, you will pay 0.05% of the GWB each calendar quarter (0.20% annually). If the charge in your state is monthly, and if you have not taken any withdrawals before the fifth Contract Anniversary, then you will pay 0.0375% of the GWB each Contract Month (0.45% annually). After the tenth Contract Anniversary if no withdrawals have been taken, you will pay 0.0175% of the GWB each Contract Month (0.21% annually). We reserve the right to prospectively change the charge on new Contracts; if you select this benefit after your Contract is issued; or with a step-up that you request (not on step-ups that are automatic) - subject to a maximum charge of 1.45% annually in states where the charge is quarterly, 1.47% annually in states where the charge is monthly. We stop deducting this charge on the earlier date that you annuitize the Contract, or your Contract Value is zero. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see "5% Guaranteed Minimum Withdrawal Benefit with Annual Step-Up" beginning on page 40. Also see "Guaranteed Minimum Withdrawal Benefit Important Special Considerations" beginning on page 36 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

6% GUARANTEED MINIMUM WITHDRAWAL BENEFIT WITH ANNUAL STEP-UP ("AUTOGUARD 6") CHARGE. If you select the 6% GMWB With Annual Step-Up, in most states you will pay 0.2125% of the GWB each calendar quarter (0.85% annually). But for contracts purchased IN WASHINGTON STATE, the charge is monthly, currently 0.0725% of the GWB (0.87% annually), which we will waive at the end of a Contract Month to the extent that the charge exceeds the amount of your Contract Value allocated to the Investment Divisions. The actual deduction of the charge will be reflected in your quarterly statement. For more information about the GWB, please see "6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up" beginning on page 44. We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. Monthly charges are also pro rata, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling accumulation units rather than as part of the calculation to determine accumulation unit value. While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB. The charge is prorated, from the endorsement's effective date, to the end of the first quarter or first month after selection. Similarly, the charge is prorated upon termination of the endorsement. The charge may be reduced if you do not take any withdrawals before the fifth Contract Anniversary, or before the tenth Contract Anniversary, after the endorsement's effective date. If the charge in your state is quarterly, and if you have not taken any withdrawals before the fifth Contract Anniversary, then you will pay 0.15% of the GWB each calendar quarter (0.60% annually). After the tenth Contract Anniversary if no withdrawals have been taken, you will pay 0.075% of the GWB each calendar quarter (0.30% annually). If the charge in your state is monthly, and if you have not taken any withdrawals before the fifth Contract Anniversary, then you will pay 0.05% of the GWB each Contract Month (0.60% annually). After the tenth Contract Anniversary if no withdrawals have been taken, you will pay 0.025% of the GWB each Contract Month (0.30% annually). We reserve the right to prospectively change the charge on new Contracts; if you select this benefit after your Contract is issued; or with a step-up that you request (not on step-ups that are automatic) - subject to a maximum charge of 1.60% annually in states where the charge is quarterly, 1.62% annually in states where the charge is monthly. We stop deducting this charge on the earlier date that you annuitize the Contract, or your Contract Value is zero. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see "6% Guaranteed Minimum Withdrawal Benefit with Annual Step-Up" beginning on page 44. Also see "Guaranteed Minimum Withdrawal Benefit Important Special Considerations" beginning on page 36 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

5% GUARANTEED MINIMUM WITHDRAWAL BENEFIT WITHOUT STEP-UP ("MARKETGUARD 5") CHARGE. If you select the 5% GMWB without Step-Up, in most states you will pay 0.05% of the GWB each calendar quarter (0.20% annually). But for contracts purchased IN WASHINGTON STATE, the charge is monthly, currently 0.0175% of the GWB (0.21% annually), which we will waive at the end of a Contract Month to the extent that the charge exceeds the amount of your Contract Value allocated to the Investment Divisions. The actual deduction of the charge will be reflected in your quarterly statement. For more information about the GWB, please see "5% Guaranteed Minimum Withdrawal Benefit Without Step-Up" beginning on page 48. We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. Monthly charges are also pro rata, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling accumulation units rather than as part of the calculation to determine accumulation unit value. While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB. The charge is prorated, from the endorsement's effective date, to the end of the first quarter or first month after selection. Similarly, the charge is prorated upon termination of the endorsement. The charge may be reduced if you do not take any withdrawals before the fifth Contract Anniversary, or before the tenth Contract Anniversary, after the endorsement's effective date. If the charge in your state is quarterly, and if you have not taken any withdrawals before the fifth Contract Anniversary, then you will pay 0.0375% of the GWB each calendar quarter (0.15% annually). After the tenth Contract Anniversary if no withdrawals have been taken, you will pay 0.025% of the GWB each calendar quarter (0.10% annually). If the charge in your state is monthly, and if you have not taken any withdrawals before the fifth Contract Anniversary, then you will pay 0.0125% of the GWB each Contract Month (0.15% annually). After the tenth Contract Anniversary if no withdrawals have been taken, you will pay 0.01% of the GWB each Contract Month (0.12% annually). We reserve the right to prospectively change the charge on new Contracts, or before you select this benefit if after your Contract is issued, subject to a maximum charge of 0.50% annually in states where the charge is quarterly, 0.51% annually in states where the charge is monthly. We stop deducting this charge on the earlier date that you annuitize the Contract, or your Contract Value is zero. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. Upon election of the GMWB, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see "5% Guaranteed Minimum Withdrawal Benefit Without Step-Up" beginning on page 48. Also see "Guaranteed Minimum Withdrawal Benefit Important Special Considerations" beginning on page 36 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

5% FOR LIFE GUARANTEED MINIMUM WITHDRAWAL BENEFIT WITH BONUS AND ANNUAL STEP-UP ("LIFEGUARD ADVANTAGE") CHARGE. The charge for this GMWB is expressed as an annual percentage of the GWB and depends on the Owner's age when the endorsement is added to the Contract. The charge varies by age group (see table below). For more information about the GWB, please see "5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up" beginning on page 51. With joint Owners, the charge is based on the older Owner's age. For the Owner that is a legal entity, the charge is based on the Annuitant's age. (With joint Annuitants, the charge is based on the older Annuitant's age.)


Annual Charge                Maximum                    Current
------------------- -------------------------- ---------------------------
------------------- ------------- ------------ ------------- -------------
Ages    45 - 49      1.00% / 4    1.02% / 12    0.55% / 4     0.57% / 12
   50 - 54           1.15% / 4    1.17% / 12    0.70% / 4     0.72% / 12
        55 - 59      1.50% / 4    1.50% / 12    0.95% / 4     0.96% / 12
        60 - 64      1.50% / 4    1.50% / 12    0.95% / 4     0.96% / 12
        65 - 69      1.50% / 4    1.50% / 12    0.95% / 4     0.96% / 12
        70 - 74      0.90% / 4    0.90% / 12    0.55% / 4     0.57% / 12
        75 - 80      0.65% / 4    0.66% / 12    0.40% / 4     0.42% / 12

You pay the applicable annual percentage of the GWB each calendar quarter. For Contracts purchased IN WASHINGTON STATE, the charge is monthly, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions. We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. Monthly charges are also pro rata, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling accumulation units rather than as part of the calculation to determine accumulation unit value. While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB. The charge is prorated, from the endorsement's effective date, to the end of the first quarter or first month after selection. Similarly, the charge is prorated upon termination of the endorsement.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see "Termination" under "5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up" beginning on page 51. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see "5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up" beginning on page 51. Also see "Guaranteed Minimum Withdrawal Benefit Important Special Considerations" beginning on page 36 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

FOR LIFE GUARANTEED MINIMUM WITHDRAWAL BENEFIT WITH ANNUAL STEP-UP ("LIFEGUARD ASCENT") CHARGE. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below). For more information about the GWB, please see "For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up" beginning on page 58.


Annual Charge                Maximum                    Current
------------------- -------------------------- ---------------------------
------------------- ------------- ------------ ------------- -------------
Ages    45 - 85      1.50% / 4    1.50% / 12    0.95% / 4     0.96% / 12

You pay the applicable annual percentage of the GWB each calendar quarter. For Contracts purchased IN WASHINGTON STATE, the charge is monthly, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions. We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. Monthly charges are also pro rata, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling accumulation units rather than as part of the calculation to determine accumulation unit value. While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB. The charge is prorated, from the endorsement's effective date, to the end of the first quarter or first month after selection. Similarly, the charge is prorated upon termination of the endorsement.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see "Termination" under "For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up" beginning on page 64. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see "For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up" beginning on page 58. Also see "Guaranteed Minimum Withdrawal Benefit Important Special Considerations" beginning on page 36 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

JOINT FOR LIFE GUARANTEED MINIMUM WITHDRAWAL BENEFIT WITH ANNUAL STEP-UP ("LIFEGUARD ASCENT WITH JOINT OPTION") CHARGE. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below). For more information about the GWB, please see "Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up" beginning on page 65.

Annual Charge                Maximum                    Current
------------------- -------------------------- ---------------------------
------------------- ------------- ------------ ------------- -------------
Ages    45 - 85      1.70% / 4    1.71% / 12    1.15% / 4     1.17% / 12

You pay the applicable annual percentage of the GWB each calendar quarter. For Contracts purchased IN WASHINGTON STATE, the charge is monthly, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions. We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. Monthly charges are also pro rata, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling accumulation units rather than as part of the calculation to determine accumulation unit value. While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB. The charge is prorated, from the endorsement's effective date, to the end of the first quarter or first month after selection. Similarly, the charge is prorated upon termination of the endorsement.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see "Termination" under "Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up" beginning on page 71. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see "Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up" beginning on page 65. Also see "Guaranteed Minimum Withdrawal Benefit Important Special Considerations" beginning on page 36 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

OTHER EXPENSES. Jackson pays the operating expenses of the Separate Account, including those not covered by the mortality and expense and administrative charges. There are deductions from and expenses paid out of the assets of the Funds. These expenses are described in the attached prospectuses for the JNL Series Trust and the JNL Variable Fund LLC.

PREMIUM TAXES. Some states and other governmental entities charge premium taxes or other similar taxes. Jackson is responsible for the payment of these taxes and may make a deduction from the value of the Contract for them. Premium taxes generally range from 0% to 3.5% (the amount of state premium tax, if any, will vary from state to state).

INCOME TAXES. Jackson reserves the right, when calculating unit values, to deduct a credit or charge with respect to any taxes paid by or reserved for Jackson during the valuation period which are determined by Jackson to be attributable to the operation of the Separate Account, or to a particular Investment Division. No federal income taxes are applicable under present law, and we are not making any such deduction.

                            DISTRIBUTION OF CONTRACTS

Jackson National Life Distributors LLC ("JNLD") located at 7601 Technology Way, Denver, Colorado 80237, serves as the distributor of the Contracts. JNLD is a wholly owned subsidiary of Jackson.

Commissions are paid to broker-dealers who sell the Contracts. While commissions may vary, they are not expected to exceed 8% of any premium payment. Where lower commissions are paid up front, we may also pay trail commissions. We may also pay commissions on the Income Date if the annuity option selected involves a life contingency or a payout over a period of ten or more years.

Under certain circumstances, JNLD out of its own resources may pay bonuses, overrides, and marketing allowances, in addition to the standard commissions. These payments and/or reimbursements to broker-dealers are in recognition of their marketing and distribution and/or administrative services support. They may not be offered to all broker-dealers, and the terms of any particular agreement may vary among broker-dealers depending on, among other things, the level and type of marketing and distribution support provided assets under management, and the volume and size of the sales of our insurance products. They may provide us greater access to the registered representatives of the broker-dealers receiving such compensation or may otherwise influence the broker-dealer and/or registered representative to present the Contracts more favorably than other investment alternatives. Such compensation is subject to applicable state insurance law and regulation and the NASD rules of conduct. While such compensation may be significant, it will not cause any additional direct charge by us to you.

The two primary forms of such compensation paid by the Company are overrides and marketing support payments. Overrides are payments that are designed as consideration for product placement and sales volume. Overrides are generally based on a fixed percentage of product sales and currently range from 10 to 50 basis points (0.10% to 0.50%). Marketing support payments may be in the form of cash and/or non-cash compensation and allow us to, among other things, participate in sales conferences and educational seminars. Examples of such payments include, but are not limited to, reimbursements for representative training or "due diligence" meetings (including travel and lodging expenses), client prospecting seminars, and business development and educational enhancement items. Payments or reimbursements for meetings and seminars are generally based on the anticipated level of participation and/or accessibility and the size of the audience. Subject to NASD rules of conduct, we may also provide cash and/or non-cash compensation to registered representatives in the form of gifts, promotional items and occasional meals and entertainment.

Below is an alphabetical listing of the 20 broker-dealers that received the largest amounts of marketing and distribution and/or administrative support in 2006 from the Distributor in relation to the sale of our variable insurance products:

                 A. G. Edwards & Sons, Inc.
                 American General Securities
                 Centaurus Financial
                 Commonwealth Financial Group, Inc.
                 ING Financial Partners Inc.
                 Independent Financial Marketing Group
                 Investment Centers of America, Inc.
                 Inter Securities Inc.
                 Invest Financial Corp.
                 Jefferson Pilot Securities Corp
                 Linsco/Private Ledger Corp.
                 Mutual Service Corporation
                 National Planning Corporation
                 Prime Capital Services, Inc.
                 Raymond James & Associates, Inc.
                 Securities America, Inc.
                 SII Investments, Inc.
                 Thrivent Financial for Lutherans
                 Wachovia Securities, LLC
                 Woodbury Financial Services Inc.

Please see Appendix C for a complete list of broker-dealers that received amounts of marketing and distribution and/or administrative support in 2006 from the Distributor in relation to the sale of our variable insurance products. While we endeavor to update this list on an annual basis, please note that interim changes or new arrangements may not be listed.

We may, under certain circumstances where permitted by applicable law, pay a bonus to a Contract purchaser to the extent the broker-dealer waives its commission. You can learn about the amount of any available bonus by calling the toll-free number on the cover page of this prospectus. Contract purchasers should inquire of the representative if such bonus is available to them and its compliance with applicable law. We may use any of our corporate assets to cover the cost of distribution, including any profit from the Contract's mortality and expense risk charge and other charges. Besides Jackson National Life Distributors LLC, we are affiliated with the following broker-dealers:

     o    National Planning Corporation,

     o    SII Investments, Inc.,

     o    IFC Holdings, Inc. d/b/a Invest Financial Corporation,

     o    Investment Centers of America, Inc., and

     o    Curian Clearing LLC

The Distributor also has the following relationships with the sub-advisers and their affiliates. The Distributor receives payments from certain sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the sub-adviser's participation. National Planning Corporation participates in the sales of shares of retail mutual funds advised by certain sub-advisers and other unaffiliated entities and receives selling and other compensation from them in connection with those activities, as described in the prospectus or statement of additional information for those funds. The fees range between 0.30% and 0.45% depending on these factors. In addition, the Distributor acts as distributor of variable annuity contracts and variable life insurance policies (the "Other Contracts") issued by Jackson National Life Insurance Company and its subsidiary, Jackson National Life Insurance Company of New York. Raymond James Financial Services, a brokerage affiliate of the sub-adviser to the JNL/Eagle Funds, participates in the sale of Contracts and is compensated by JNLD for its activities at the standard rates of compensation. Unaffiliated broker-dealers are also compensated at the standard rates of compensation. The compensation consists of commissions, trail commissions and other compensation or promotional incentives as described above and in the prospectus or statement of additional information for the Other Contracts.

All of the compensation described here, and other compensation or benefits provided by Jackson or our affiliates, may be greater or less than the total compensation on similar or other products. The amount and/or structure of the compensation can possibly create a potential conflict of interest as it may influence your registered representative, broker-dealer or selling institution to present this Contract over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer. You may ask your registered representative about any variations and how he or she and his or her broker-dealer are compensated for selling the Contract.

                                    PURCHASES

MINIMUM INITIAL PREMIUM:

     o    $5,000 under most circumstances

     o    $2,000 for a qualified plan Contract

     o    The maximum we accept without our prior approval is $1 million

MINIMUM ADDITIONAL PREMIUMS:

     o    $500

     o    $50 under the automatic payment plan

     o You can pay additional premiums at any time during the accumulation phase

There is a $100 minimum balance requirement for each Investment Division and guaranteed fixed account. A withdrawal request that would reduce the remaining Contract Value to less than $100 will be treated as a request for a complete withdrawal. Special requirements apply to the indexed fixed account option.

ALLOCATIONS OF PREMIUM. When you purchase a Contract, Jackson will allocate your premium to one or more of the Allocation Options you have selected. Your allocations must be in whole percentages ranging from 0% to 100%. The minimum that you may allocate to a guaranteed fixed account or Investment Division is $100. Jackson will allocate additional premiums in the same way unless you tell us otherwise.

There may be more than 18 Investment Divisions available under the Contract; however, you may not allocate your money to more than 18 Investment Divisions plus the guaranteed fixed accounts and the indexed fixed account option during the life of your Contract.

Jackson will issue your Contract and allocate your first premium within two business days after we receive your first premium and all information that we require for the purchase of a Contract. If we do not receive all of the information that we require, we will contact you to get the necessary information. If for some reason Jackson is unable to complete this process within five business days, we will return your money.

The Jackson business day closes when the New York Stock Exchange closes (usually 4:00 p.m. Eastern time).

CAPITAL PROTECTION PROGRAM. Jackson offers a Capital Protection program that a Contract Owner may request at issue. Under this program, Jackson will allocate enough of your premium to the guaranteed fixed account you select to assure that the amount so allocated, based on that guaranteed fixed account's interest rate in effect on the date of allocation, will equal at the end of a selected period of 1, 3, 5, or 7 years, the total premium paid. The rest of the premium will be allocated to the Investment Divisions based on your allocation. If any part of the guaranteed fixed account value is surrendered or transferred before the end of the selected guarantee period, the value at the end of that period will not equal the original premium.

For an example of Capital Protection, assume you made a premium payment of $10,000 when the interest rate for the three-year guaranteed period was 3% per year. We would allocate $9,152 to that guarantee period because $9,152 would increase at that interest rate to $10,000 after three years, assuming no withdrawals are taken. The remaining $848 of the payment would be allocated to the Investment Division(s) you selected.

Alternatively, assume Jackson receives a premium payment of $10,000 when the interest rate for the seven-year period is 6.75% per year. Jackson will allocate $6,331 to that guarantee period because $6,331 will increase at that interest rate to $10,000 after seven years. The remaining $3,669 of the payment will be allocated to the Investment Divisions you select.

Thus, as these examples demonstrate, the shorter guarantee periods require allocation of substantially all premium to achieve the intended result. In each case, the results will depend on the interest rate declared for the guarantee period.

ACCUMULATION UNITS. The Contract Value allocated to the Investment Divisions will go up or down depending on the performance of the divisions. In order to keep track of the value of your Contract, Jackson uses a unit of measure called an "accumulation unit." During the income phase it is called an "Annuity Unit."

Every business day Jackson determines the value of an accumulation unit for each of the Investment Divisions. This is done by:

     1. determining the total amount of assets held in the particular Investment Division;

     2.   subtracting any asset-based insurance charges;

     3.   dividing this amount by the number of outstanding accumulation units.

Charges deducted through the cancellation of units are not reflected in this computation.

The value of an accumulation unit may go up or down from day to day. The base Contract has a different accumulation unit value than each combination of optional endorsements an Owner may elect, based on the differing amount of charges applied in calculating that accumulation unit value.

When you make a premium payment, Jackson credits your Contract with accumulation units. The number of accumulation units credited is determined at the close of Jackson's business day by dividing the amount of the premium allocated to any Investment Division by the value of the accumulation unit for that Investment Division that reflects the combination of optional endorsements you have elected and their respective charges.

                  TRANSFERS AND FREQUENT TRANSFER RESTRICTIONS

You may transfer your Contract Value between and among the Investment Divisions at any time, unless transfers are subject to other limitations, but transfers between a Fixed Account and an Investment Division must occur prior to the Income Date. Transfers from a Fixed Account may be subject to any applicable interest rate adjustment. There may be periods when we do not offer the Fixed Accounts, or when we impose special transfer requirements on the Fixed Accounts. If a renewal occurs within one year of the Income Date, we will continue to credit interest up to the Income Date at the then current interest rate for the Fixed Account option. You can make 15 transfers every Contract Year during the accumulation phase without charge.

A transfer will be effective as of the end of the business day when we receive your transfer request in Good Order, and we will disclaim all liability for transfers made based on your transfer instructions, or the instructions of a third party authorized to submit transfer requests on your behalf.

RESTRICTIONS ON TRANSFERS: MARKET TIMING. The Contract is not designed for frequent transfers by anyone. Frequent transfers between and among Investment Divisions may disrupt the underlying Funds and could negatively impact performance, by interfering with efficient management and reducing long-term returns, and increasing administrative costs. Neither the Contracts nor the underlying Funds are meant to promote any active trading strategy, like market timing. To protect Owners and the underlying Funds, we have policies and procedures to deter frequent transfers between and among the Investment Divisions.

Under these policies and procedures, there is a $25 charge per transfer after 15 in a Contract Year, and no round trip transfers are allowed within 15 calendar days. Also, we could restrict your ability to make transfers to or from one or more of the Investment Divisions, which possible restrictions may include, but are not limited to:

     o    limiting the number of transfers over a period of time;

     o    requiring a minimum time period between each transfer;

     o limiting transfer requests from an agent acting on behalf of one or more Owners or under a power of attorney on behalf of one or more Owners; or

     o    limiting the dollar amount that you may transfer at any one time.

To the extent permitted by applicable law, we reserve the right to restrict the number of transfers per year that you can request, and to restrict you from making transfers on consecutive business days. In addition, your right to make transfers between and among Investment Divisions may be modified if we determine that the exercise by one or more Owners is, or would be, to the disadvantage of other Owners.

We continuously monitor transfers under the Contract for disruptive activity based on frequency, pattern and size. We will more closely monitor Contracts with disruptive activity, placing them on a watch list, and if the disruptive activity continues, we will restrict the availability of electronic or telephonic means to make a transfer, instead requiring that transfer instructions be mailed through regular U.S. postal service, and/or terminate the ability to make transfers completely, as necessary. If we terminate your ability to make transfers, you may need to make a partial withdrawal to access the Contract Value in the Investment Division(s) from which you sought a transfer. We will notify you and your representative in writing within five days of placing the Contract on a watch list.

Regarding round trip transfers, we will allow redemptions from an Investment Division; however, once a complete or partial redemption has been made from an Investment Division through an Investment Division transfer, you will not be permitted to transfer any value back into that Investment Division within 15 calendar days of the redemption. We will treat as short-term trading activity any transfer that is requested into an Investment Division that was previously redeemed within the previous 15 calendar days, whether the transfer was requested by you or a third party.

Our policies and procedures do not apply to the money market Investment Division, the Fixed Accounts, Dollar Cost Averaging, Earnings Sweep or the Automatic Rebalancing program. We may also make exceptions that involve an administrative error, or a personal unanticipated financial emergency of an Owner resulting from an identified health, employment, or other financial or personal event that makes the existing allocation imprudent or a hardship. Please contact our Annuity Service Center if you believe your transfer request entails a financial emergency.

Otherwise, we do not exempt any person or class of persons from our policies and procedures. We have agreements allowing for asset allocation and investment advisory services that are not only subject to our policies and procedures, but also to additional conditions and limitations, intended to limit the potential adverse impact of these activities on other Owners of the Contract. We expect to apply our policies and procedures uniformly, but because detection and deterrence involves judgments that are inherently subjective, we cannot guarantee that we will detect and deter every Contract engaging in frequent transfers every time. If these policies and procedures are ineffective, the adverse consequences described above could occur. We also expect to apply our policies and procedures in a manner reasonably designed to prevent transfers that we consider to be to the disadvantage of other Owners, and we may take whatever action we deem appropriate, without prior notice, to comply with or take advantage of any state or federal regulatory requirement.

                       TELEPHONE AND INTERNET TRANSACTIONS

THE BASICS. You can request certain transactions by telephone or at www.jnl.com, our Internet website, subject to Jackson's right to terminate electronic or telephone transfer privileges, as described above. Our Customer Service representatives are available during business hours to provide you with information about your account. We require that you provide proper identification before performing transactions over the telephone or through our Internet website. For Internet transactions, this will include a Personal Identification Number (PIN). You may establish or change your PIN at www.jnl.com.

WHAT YOU CAN DO AND HOW. You may make transfers by telephone or through the Internet unless you elect not to have this privilege. Any authorization given via an application, the Jackson website, or through other means to Jackson shall be deemed authorization by you for Jackson to accept transaction instructions, including Investment Division transfers/allocations, by you or your financial representative unless we are notified by you to the contrary. To notify Jackson, please call us at the Service Center. Our contact information is on the cover page of this prospectus and the number is referenced in your Contract or on your quarterly statement.

WHAT YOU CAN DO AND WHEN. When authorizing a transfer, you must complete your telephone call by the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) in order to receive that day's accumulation unit value for an Investment Division.

Transfer instructions you send electronically are considered to be received by Jackson at the time and date stated on the electronic acknowledgement Jackson returns to you. If the time and date indicated on the acknowledgement is before the close of the New York Stock Exchange, the instructions will be carried out that day. Otherwise the instructions will be carried out the next business day. Jackson will retain permanent records of all web-based transactions by confirmation number. If you do not receive an electronic acknowledgement, you should telephone the Service Center immediately.

HOW TO CANCEL A TRANSACTION. You may only cancel an earlier telephonic or electronic transfer request made on the same day by calling the Service Center before the New York Stock Exchange closes. Otherwise, your cancellation instruction will not be allowed because of the round trip transfer restriction.

OUR PROCEDURES. Jackson has procedures that are designed to provide reasonable assurance that telephone or any other electronic authorizations are genuine. Our procedures include requesting identifying information and tape-recording telephone communications, and other specific details. Jackson and its affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a transaction requested by telephone or other electronic means which was not authorized by you. However, if Jackson fails to employ reasonable procedures to ensure that all requested transactions are properly authorized, we may be held liable for such losses.

Jackson does not guarantee access to telephonic and electronic information or that we will be able to accept transaction instructions via the telephone or electronic means at all times. Jackson also reserves the right to modify, limit, restrict, or discontinue at any time and without notice the acceptance of instruction from someone other than you and/or this telephonic and electronic transaction privilege. Elections of any optional benefit or program must be in writing and will be effective upon receipt of the request in Good Order.

Upon notification of the Owner's death, any telephone transfer authorization, other than by the surviving joint Owners, designated by the Owner ceases and Jackson will not allow such transactions unless the executor/representative provides written authorization for a person or persons to act on the executor's/representative's behalf.

                              ACCESS TO YOUR MONEY

You can have access to the money in your Contract:

     o    by making either a partial or complete withdrawal,

     o    by electing the systematic withdrawal program,

     o    by electing a Guaranteed Minimum Withdrawal Benefit, or

     o    by electing to receive income payments.

Your beneficiary can have access to the money in your Contract when a death benefit is paid.

Withdrawals under the Contract may be subject to a withdrawal charge. For purposes of the withdrawal charge, we treat withdrawals as coming first from earnings and then from the oldest remaining premium. When you make a complete withdrawal you will receive the value of the Contract as of the end of the business day your withdrawal request is received by us in Good Order, MINUS any applicable taxes, the annual contract maintenance charge, charges under any optional endorsement; and all applicable withdrawal charges, adjusted for any applicable interest rate adjustment. For more information about withdrawal charges, please see "Withdrawal Charge" beginning on page 23.

Your withdrawal request must be in writing. Jackson will accept withdrawal requests submitted via facsimile. There are risks associated with not requiring original signatures in order to disburse the money. To minimize the risks, the proceeds will be sent to your last recorded address in our records, to be sure to notify us, in writing, with an original signature, of any address change. We do not assume responsibility for improper disbursements if you have failed to provide us with the current address to which the proceeds should be sent.

Except in connection with the systematic withdrawal program, you must withdraw at least $500 or, if less, the entire amount in the guaranteed fixed account or Investment Division from which you are making the withdrawal. After your withdrawal, at least $100 must remain in each guaranteed fixed account or Investment Division from which the withdrawal was taken. A withdrawal request that would reduce the remaining Contract Value to less than $100 will be treated as a request for a complete withdrawal. Amounts may not be withdrawn from an indexed fixed account option until all other amounts under the Contract have been withdrawn.

If you have an investment adviser who, for a fee, manages your Contract Value, you may authorize payment of the fee from the Contract by requesting a partial withdrawal. There are conditions and limitations, so please contact our Annuity Service Center for more information. Our contact information is on the cover page of this prospectus. We neither endorse any investment advisers, nor make any representations as to their qualifications. The fee for this service would be covered in a separate agreement between the two of you, and would be in addition to the fees and expenses described in this prospectus.

INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE. THERE ARE LIMITATIONS ON WITHDRAWALS FROM QUALIFIED PLANS. FOR MORE INFORMATION, PLEASE SEE "TAXES" BEGINNING ON PAGE 79.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT CONSIDERATIONS. Most people who are managing their investments to provide retirement income want to provide themselves with sufficient lifetime income and also to provide for an inheritance for their beneficiaries. The main obstacles they face in meeting these goals are the uncertainties as to (i) how much income their investments will produce, and (ii) how long they will live and will need to draw income from their investments. A Guaranteed Minimum Withdrawal Benefit (GMWB) is designed to help reduce these uncertainties.

A GMWB is intended to address those concerns but does not provide any guarantee the income will be sufficient to cover any individual's particular needs. Moreover, the GMWB does not assure that you will receive any return on your investments. The GMWB also does not protect against loss of purchasing power of assets covered by a GMWB due to inflation. Even relatively low levels of inflation may have a significant effect on purchasing power if not offset by stronger positive investment returns. The step-up feature on certain of the GMWBs may provide protection against inflation when there are strong investment returns that coincide with the availability of effecting a step-up. However, strong investment performance will only help the GMWB guard against inflation if the endorsement includes a step-up feature.

Payments under the GMWB will first be made from your Contract Value. Our obligations to pay you more than your Contract Value will only arise under limited circumstances. Thus, in considering the election of any GMWB you need to consider whether the value to you of the level of protection that is provided by a GMWB and its costs, which reduce Contract Value and offset our risks, are consistent with your level of concern and the minimum level of assets that you want to be sure are guaranteed.

The Joint For Life GMWB with Annual Step-Up is available only to spouses and differs from the For Life GMWB with Annual Step-Up without the Joint Option or the 5% For Life GMWB with Bonus and Annual Step-Up without the Joint Option (which are available to spouses and unrelated parties) and enjoys the following advantages:

         * If the Contract Value falls to zero, benefit payments under the endorsement will continue until the death of the last surviving Covered Life if the For Life Guarantee is effective. (For more information about the For Life Guarantee and for information on who is a Covered Life under this form of GMWB, please see the "Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up" subsection beginning on page 65.)

        * If an Owner dies before the automatic payment of benefits begins, the surviving Covered Life may continue the Contract and the For Life Guarantee is not automatically terminated (as it is on the For Life GMWBs without the Joint Option).

The Joint For Life GMWB with Annual Step-Up has a higher charge than the For Life GMWBs without the Joint Option.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT IMPORTANT SPECIAL CONSIDERATIONS. Each of the GMWBs provides that the GMWB and all benefits thereunder will terminate on the Income Date, which is the date when annuity payments begin. The Income Date is either a date that you choose or the Latest Income Date. The Latest Income Date is the date on which the Owner attains age 90 under a non-qualified Contract, unless otherwise approved by the Company, or such earlier date as required by the applicable qualified plan, law or regulation.

Before (1) electing a GMWB, (2) electing to annuitize your Contract after having purchased a GMWB, or (3) when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB, you should consider whether the termination of all benefits under the GMWB and annuitizing produces the better financial results for you. Naturally, you should discuss with your Jackson representative whether a GMWB is even suitable for you. Consultation with your financial and tax advisor is also recommended.

These considerations are of greater significance if you are thinking about electing or have elected a GMWB For Life, as the For Life payments will cease when you annuitize voluntarily or on the Latest Income Date. To the extent that we can extend the Latest Income Date without adverse tax consequences to you, we will do so, as permitted by the applicable qualified plan, law, or regulation. After you have consulted your financial and tax advisors you will need to contact us to request an extension of the Latest Income Date. Please also see "Extension of Latest Income Date" beginning on page 81 for further information regarding possible adverse tax consequences of extending the Latest Income Date.

In addition, with regard to required minimum distributions (RMDs) under an IRA only, it is important to consult your financial and tax advisor to determine whether the benefits of a particular GMWB will satisfy your RMD requirements. With regard to other qualified plans, you must determine what your qualified plan permits. Distributions under qualified plans and Tax-Sheltered Annuities must begin by the later of the calendar year in which you attain age 70 1/2 or the calendar year in which you retire. You do not necessarily have to annuitize your Contract to meet the minimum distribution.

7% GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("SAFEGUARD 7 PLUS"). THE FOLLOWING DESCRIPTION IS SUPPLEMENTED BY SOME EXAMPLES IN APPENDIX B THAT MAY ASSIST YOU IN UNDERSTANDING HOW THE CALCULATIONS ARE MADE IN CERTAIN CIRCUMSTANCES. For Owners 80 years old and younger on the Contract's Issue Date, or on the date on which this endorsement is selected if after the Contract's Issue Date, a 7% GMWB may be available, which permits an Owner to make partial withdrawals, prior to the Income Date that, in total, are guaranteed to equal the Guaranteed Withdrawal Balance (GWB) (as defined below), regardless of your Contract Value. THE 7% GMWB IS NOT AVAILABLE ON A CONTRACT THAT ALREADY HAS A GMWB (ONE GMWB ONLY PER CONTRACT). We may further limit the availability of this optional endorsement. Once selected, the 7% GMWB cannot be canceled. If you select the 7% GMWB when you purchase your Contract, your net premium payment will be used as the basis for determining the GWB. The 7% GMWB may also be selected after the Issue Date within 30 days before any Contract Anniversary. If you select the 7% GMWB after the Issue Date, to determine the GWB, we will use your Contract Value on the date the endorsement is added. THE GWB CAN NEVER BE MORE THAN $5 MILLION (including upon "step-up"), and the GWB is reduced with each withdrawal you take.

Once the GWB has been determined, we calculate the Guaranteed Annual Withdrawal Amount (GAWA), which is the maximum annual partial withdrawal amount, except for certain tax-qualified Contracts (as explained below). Upon selection, the GAWA is equal to 7% of the GWB. The GAWA will not be reduced if partial withdrawals taken within any one Contract Year do not exceed 7%. However, withdrawals are not cumulative. If you do not take 7% in one Contract Year, you may not take more than 7% the next Contract Year. If you withdraw more than 7%, the guaranteed amount available may be less than the total premium payments and the GAWA may be reduced. The GAWA can be divided up and taken on a payment schedule that you request. You can continue to take the GAWA each Contract Year until the GWB has been depleted.

Withdrawal charges and interest rate adjustments, as applicable, are taken into consideration in calculating the amount of your partial withdrawals pursuant to the 7% GMWB, but these charges or adjustments are offset by your ability to make free withdrawals under the Contract.

Any time a subsequent premium payment is made, we recalculate the GWB and the GAWA. Each time you make a premium payment, the GWB is increased by the amount of the net premium payment. Also, the GAWA will increase by 7% of the net premium payment or 7% of the increase in the GWB, if the maximum GWB is reached. We require prior approval for a subsequent premium payment, however, that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments.

If the total of your partial withdrawals made in the current Contract Year is greater than the GAWA, we will recalculate your GWB and your GAWA may be lower in the future. In other words, WITHDRAWING MORE THAN THE GAWA IN ANY CONTRACT YEAR COULD CAUSE THE GWB TO BE REDUCED BY MORE THAN THE AMOUNT OF THE WITHDRAWAL(S) AND EVEN RESET TO THE THEN CURRENT CONTRACT VALUE, LIKELY REDUCING THE GAWA, TOO. Recalculation of the GWB and GAWA may result in reducing or extending the payout period. Examples 4, 5, and 7 in Appendix B illustrate the impact of such withdrawals.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the GAWA, the GWB is equal to the greater of:


        *     the GWB prior to the partial withdrawal less the partial withdrawal; or
        *     zero.

If the partial withdrawal plus all prior partial withdrawals made in the current
Contract Year is greater than the GAWA, the GWB is equal to the lesser of:

        *     the Contract Value after the partial withdrawal; or
        *     the greater of the GWB prior to the partial withdrawal less the partial withdrawal or zero.

If all your partial withdrawals made in the current Contract Year are less than or equal to the GAWA, the GAWA is the lesser of:

        *     the GAWA prior to the partial withdrawal; or
        *     the GWB after the partial withdrawal.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA, the GAWA is equal to the lesser of:

        *     the GAWA prior to the partial withdrawal;
        *     the GWB after the partial withdrawal; or
        *     7% of the Contract Value after the partial withdrawal.

For purposes of these calculations, all partial withdrawals are assumed to be the total amount withdrawn, including any withdrawal charges and interest rate adjustments.

Withdrawals made under the guarantee of this endorsement are considered to be the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements. They are subject to the same restrictions and processing rules as described in the Contract.

For certain tax-qualified Contracts, the 7% GMWB allows for withdrawals greater than the GAWA to meet the required minimum distribution (RMD) under the Internal Revenue Code (Code) without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix B supplement this description.

REQUIRED MINIMUM DISTRIBUTION CALCULATIONS. Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Code allows for the taking of RMDs for multiple contracts from a single contract. Initiating and monitoring for compliance with the RMD requirements is the responsibility of the Owner.

Under the Code, RMDs are calculated and taken on a calendar year basis. But with the 7% GMWB, GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the endorsement's guarantees may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of either of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

         Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the 2006 Contract Year (ending June 30) is $10. The RMD requirements for calendar years 2005 and 2006 are $14 and $16, respectively.

         If the Owner takes $7 in each of the two halves of calendar year 2005 and $8 in each of the two halves of calendar year 2006, then at the time the withdrawal in the first half of calendar year 2006 is taken, the Owner will have withdrawn $15. Because the sum of the Owner's withdrawals for the 2006 Contract Year is less than the higher RMD requirement for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

AN EXCEPTION TO THIS GENERAL RULE IS THAT WITH THE CALENDAR YEAR IN WHICH YOUR RMDS ARE TO BEGIN (GENERALLY, WHEN YOU REACH AGE 70 1/2), HOWEVER, YOU MAY TAKE YOUR RMDS FOR THE CURRENT AND NEXT CALENDAR YEARS DURING THE SAME CONTRACT YEAR, AS NECESSARY (SEE EXAMPLE BELOW).

         The following example illustrates this exception. It assumes an individual Owner, born January 1, 1935, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.

         If the Owner delays taking his first RMD (the 2005 RMD) until March 30, 2006, he may still take the 2006 RMD before the next Contract Year begins, June 30, 2006 without exposing the GWB and GAWA to the possibility of adverse recalculation. However, if he takes his second RMD (the 2006 RMD) after June 30, 2006, he should wait until the next Contract Year begins (that is after June 30, 2007) to take his third RMD (the 2007 RMD). Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

EXAMPLES THAT ARE RELEVANT SPECIFIC TO TAX-QUALIFIED CONTRACTS, ILLUSTRATING THE GMWB IN VARYING CIRCUMSTANCES AND WITH SPECIFIC FACTUAL ASSUMPTIONS, ARE AT THE END OF THE PROSPECTUS IN APPENDIX B, PARTICULARLY EXAMPLES 4, 5, AND 7. PLEASE CONSULT THE REPRESENTATIVE WHO HELPED YOU PURCHASE YOUR TAX-QUALIFIED CONTRACT, AND YOUR TAX ADVISER, TO BE SURE THAT THE 7% GMWB ULTIMATELY SUITS YOUR NEEDS RELATIVE TO YOUR RMD.

STEP-UP. In the event Contract Value is greater than the GWB, the 7% GMWB allows the GWB to be reset to Contract Value (a "Step-Up"). UPON ELECTION OF A STEP-UP, THE GWMB CHARGE MAY BE INCREASED, SUBJECT TO THE MAXIMUM CHARGES LISTED ABOVE.


                                --------------------------------------------------------------------
                                The GWB equals Contract Value.
WITH A STEP-UP -
                                The GAWA is recalculated, equaling the greater of:
                                    *    7% of the new GWB; OR
                                    *    The GAWA before the Step-Up.
                                --------------------------------------------------------------------

The first opportunity for a Step-Up is the fifth Contract Anniversary after the 7% GMWB is added to the Contract.

A Step-Up is allowed at any time, but there must always be at least five years between Step-Ups. THE GWB CAN NEVER BE MORE THAN $5 MILLION WITH A STEP-UP. A request for Step-Up is processed and effective on the date received in Good Order. Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

SPOUSAL CONTINUATION. If the Contract is continued by the spouse, the spouse retains all rights previously held by the Owner and therefore may elect to add the 7% GMWB to the Contract within the 30 days prior to any Contract Anniversary following the continuation date of the original Contract's Issue Date. The 7% GMWB would become effective on the Contract Anniversary following receipt of the request in Good Order.

If the spouse continues the Contract and the 7% GMWB endorsement already applies to the Contract, the 7% GMWB will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation. Your spouse may elect to "step-up" on the continuation date. If the Contract is continued under the Special Spousal Continuation Option, the value applicable upon "step-up" is the Contract Value, including any adjustments applied on the continuation date. Any subsequent "step-up" must follow the "step-up" restrictions listed above (Contract Anniversaries will continue to be based on the anniversary of the original Contract's Issue Date).

TERMINATION. The 7% GMWB endorsement terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge on the date you annuitize or surrender the Contract. In surrendering the Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under the 7% GMWB. The 7% GMWB also terminates: with the Contract upon your death (unless the beneficiary who is your spouse continues the Contract) or upon the first date both the GWB and Contract Value equal zero - whichever occurs first.

CONTRACT VALUE IS ZERO. If your Contract Value is reduced to zero as the result of a partial withdrawal, Contract charges or poor fund performance and the GWB is greater than zero, the GWB will be paid to you on a periodic basis elected by you, which will be no less frequently than annually. The total annual payment will equal the GAWA, but will not exceed the current GWB. The payments continue until the GWB is reduced to zero.

All other rights under your Contract cease and we will no longer accept subsequent premium payments and all optional endorsements are terminated without value. Upon your death as the Owner, your beneficiary will receive the scheduled payments. No other death benefit or Earnings Protection Benefit will be paid.

ANNUITIZATION. If you decide to annuitize your Contract, you may choose the following income option instead of one of the other income options listed in your Contract:

         FIXED PAYMENT INCOME OPTION. This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select. If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the beneficiary, as scheduled.

         This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.

SEE "GUARANTEED MINIMUM WITHDRAWAL BENEFIT GENERAL CONSIDERATIONS" AND "GUARANTEED MINIMUM WITHDRAWAL BENEFIT IMPORTANT SPECIAL CONSIDERATIONS" BEGINNING ON PAGE 36 FOR ADDITIONAL THINGS TO CONSIDER BEFORE ELECTING A GMWB; WHEN ELECTING TO ANNUITIZE YOUR CONTRACT AFTER HAVING PURCHASED A GMWB; OR WHEN THE LATEST INCOME DATE IS APPROACHING AND YOU ARE THINKING ABOUT ELECTING OR HAVE ELECTED A GMWB.

EFFECT OF GMWB ON TAX DEFERRAL. The purchase of the 7% GMWB may not be appropriate for the Owners of Contracts who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract. Please consult your tax and financial advisors on this and other matters prior to electing the 7% GMWB.

5% GUARANTEED MINIMUM WITHDRAWAL BENEFIT WITH ANNUAL STEP-UP ("AUTOGUARD 5"). THE FOLLOWING DESCRIPTION IS SUPPLEMENTED BY THE EXAMPLES IN APPENDIX B THAT MAY ASSIST YOU IN UNDERSTANDING HOW CALCULATIONS ARE MADE IN CERTAIN CIRCUMSTANCES. For Owners 80 years old and younger on the Contract's Issue Date, or on the date on which this endorsement is selected if after the Contract's Issue Date, a 5% GMWB With Annual Step-Up may be available, which permits an Owner to make partial withdrawals, prior to the Income Date that, in total, are guaranteed to equal the Guaranteed Withdrawal Balance (GWB) (as defined below), regardless of your Contract Value. THE 5% GMWB WITH ANNUAL STEP-UP IS NOT AVAILABLE ON A CONTRACT THAT ALREADY HAS A GMWB (ONE GMWB ONLY PER CONTRACT). We may further limit the availability of this optional endorsement. Once selected, the 5% GMWB With Annual Step-Up cannot be canceled. If you select the 5% GMWB With Annual Step-Up when you purchase your Contract, your premium payment net of any applicable taxes will be used as the basis for determining the GWB. The 5% GMWB With Annual Step-Up may also be selected after the Issue Date within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if your request is in Good Order. If you select the 5% GMWB With Annual Step-Up after the Issue Date, to determine the GWB, we will use your Contract Value on the date the endorsement is added. THE GWB CAN NEVER BE MORE THAN $5 MILLION (including upon "step-up"), and the GWB is reduced with each withdrawal you take.

Once the GWB has been determined, we calculate the Guaranteed Annual Withdrawal Amount (GAWA), which is the maximum annual partial withdrawal amount, except for certain tax-qualified Contracts (as explained below). Upon selection, the GAWA is equal to 5% of the GWB. The GAWA will not be reduced if partial withdrawals taken within any one Contract Year do not exceed 5%. However, withdrawals are not cumulative. If you do not take 5% in one Contract Year, you may not take more than 5% the next Contract Year. If you withdraw more than 5%, the guaranteed amount available may be less than the total premium payments and the GAWA may be reduced. The GAWA can be divided up and taken on a payment schedule that you request. You can continue to take the GAWA each Contract Year until the GWB has been depleted.

Withdrawal charges and interest rate adjustments, as applicable, are taken into consideration in calculating the amount of your partial withdrawals pursuant to the 5% GMWB With Annual Step-Up, but these charges or adjustments are offset by your ability to make free withdrawals under the Contract.

Any time a subsequent premium payment is made, we recalculate the GWB and the GAWA. Each time you make a premium payment, the GWB is increased by the amount of the net premium payment. Also, the GAWA will increase by 5% of the net premium payment or 5% of the increase in the GWB, if the maximum GWB is reached. We require prior approval for a subsequent premium payment, however, that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments.

If the total of your partial withdrawals made in the current Contract Year is greater than the GAWA, we will recalculate your GWB and your GAWA may be lower in the future. In other words, WITHDRAWING MORE THAN THE GAWA IN ANY CONTRACT YEAR COULD CAUSE THE GWB TO BE REDUCED BY MORE THAN THE AMOUNT OF THE WITHDRAWAL(S) AND EVEN RESET TO THE THEN CURRENT CONTRACT VALUE, LIKELY REDUCING THE GAWA, TOO. Recalculation of the GWB and GAWA may result in reducing or extending the payout period. Examples 4, 5, and 7 in Appendix B illustrate the impact of such withdrawals.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the GAWA, the GWB is equal to the greater of:

        * the GWB prior to the partial withdrawal less the partial withdrawal; or
        *     zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA, the GWB is equal to the lesser of:

        *     the Contract Value after the partial withdrawal; or
        * the greater of the GWB prior to the partial withdrawal less the partial withdrawal or zero.

If all your partial withdrawals made in the current Contract Year are less than or equal to the GAWA, the GAWA is the lesser of:

        *     the GAWA prior to the partial withdrawal; or
        *     the GWB after the partial withdrawal.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA, the GAWA is equal to the lesser of:

        *     the GAWA prior to the partial withdrawal, or
        *     the GWB after the partial withdrawal, or
        *     5% of the Contract Value after the partial withdrawal.

For purposes of these calculations, all partial withdrawals are assumed to be the total amount withdrawn, including any withdrawal charges and interest rate adjustments.

Withdrawals made under the guarantee of this endorsement are considered to be the same as any other partial withdrawals, including systematic withdrawals, for the purposes of calculating any other values under the Contract and any other endorsements. They are subject to the same restrictions and processing rules as described in the Contract. Withdrawals under the guarantee of this endorsement are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see "TAXES" beginning on page 79.

For certain tax-qualified Contracts, the 5% GMWB With Annual Step-Up allows for withdrawals greater than GAWA to meet the required minimum distribution (RMD) under the Internal Revenue Code (Code) without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix B supplement this description.

REQUIRED MINIMUM DISTRIBUTION CALCULATIONS. Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Code allows for the taking of RMDs for multiple contracts from a single contract. Initiating and monitoring for compliance with the RMD requirements is the responsibility of the Owner.

Under the Code, RMDs are calculated and taken on a calendar year basis. But with the 5% GMWB With Annual Step-Up, GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the endorsement's guarantees may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of either of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

         Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the 2006 Contract Year (ending June 30) is $10. The RMD requirements for calendar years 2005 and 2006 are $14 and $16, respectively.

         If the Owner takes $7 in each of the two halves of calendar year 2005 and $8 in each of the two halves of calendar year 2006, then at the time the withdrawal in the first half of calendar year 2006 is taken, the Owner will have withdrawn $15. Because the sum of the Owner's withdrawals for the 2006 Contract Year is less than the higher RMD requirement for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

AN EXCEPTION TO THIS GENERAL RULE IS THAT WITH THE CALENDAR YEAR IN WHICH YOUR RMDS ARE TO BEGIN (GENERALLY, WHEN YOU REACH AGE 70 1/2), HOWEVER, YOU MAY TAKE YOUR RMDS FOR THE CURRENT AND NEXT CALENDAR YEARS DURING THE SAME CONTRACT YEAR, AS NECESSARY (SEE EXAMPLE BELOW).

         The following example illustrates this exception. It assumes an individual Owner, born January 1, 1935, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.

         If the Owner delays taking his first RMD (the 2005 RMD) until March 30, 2006, he may still take the 2006 RMD before the next Contract Year begins, June 30, 2006 without exposing the GWB and GAWA to the possibility of adverse recalculation. However, if he takes his second RMD (the 2006 RMD) after June 30, 2006, he should wait until the next Contract Year begins (that is after June 30, 2007) to take his third RMD (the 2007 RMD). Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

EXAMPLES THAT ARE RELEVANT SPECIFIC TO TAX-QUALIFIED CONTRACTS, ILLUSTRATING THE GMWB IN VARYING CIRCUMSTANCES AND WITH SPECIFIC FACTUAL ASSUMPTIONS, ARE AT THE END OF THE PROSPECTUS IN APPENDIX B, PARTICULARLY EXAMPLES 4, 5, AND 7. PLEASE CONSULT THE REPRESENTATIVE WHO HELPED YOU PURCHASE YOUR TAX-QUALIFIED CONTRACT, AND YOUR TAX ADVISER, TO BE SURE THAT THE 5% GMWB WITH ANNUAL STEP-UP ULTIMATELY SUITS YOUR NEEDS RELATIVE TO YOUR RMD.

STEP-UP. Step-Ups with the 5% GMWB With Annual Step-Up reset your GWB to the greater of Contract Value or the GWB before step-up, and GAWA becomes the greater of 5% of the new GWB or GAWA before step-up. Step-Ups occur automatically upon each of the first 12 Contract Anniversaries from the endorsement's effective date, then on or after the 13th Contract Anniversary, at any time upon your request, so long as there is at least one year between step-ups. UPON ELECTION OF A STEP-UP, THE GMWB CHARGE MAY BE INCREASED, SUBJECT TO THE MAXIMUM CHARGES LISTED ABOVE. IN ADDITION, THE GWB CAN NEVER BE MORE THAN $5 MILLION WITH A STEP-UP. The request will be processed and effective on the day we receive the request in Good Order. Before deciding to "step-up," please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

SPOUSAL CONTINUATION. If you die before annuitizing a Contract with the 5% GMWB With Annual Step-Up, the Contract's death benefit is still payable when Contract Value is greater than zero. Alternatively, the Contract allows the beneficiary who is your spouse to continue it, retaining all rights previously held by the Owner. If the spouse continues the Contract and the 5% GMWB With Annual Step-Up endorsement already applies to the Contract, the 5% GMWB With Annual Step-Up will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation. Step-Ups will continue automatically or as permitted (as described above), and Contract Anniversaries will continue to be based on the anniversary of the original Contract's Issue Date. Upon spousal continuation of a Contract without the 5% GMWB With Annual Step-Up, if the 5% GMWB With Annual Step-Up is available at the time, the beneficiary may request to add this endorsement within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if the request is made in Good Order.

TERMINATION. The 5% GMWB With Annual Step-Up endorsement terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge on the date you annuitize or surrender the Contract. In surrendering the Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under the 5% GMWB With Annual Step-Up. The 5% GMWB With Annual Step-Up also terminates: with the Contract upon your death (unless the beneficiary who is your spouse continues the Contract) or upon the first date both the GWB and Contract Value equal zero - whichever occurs first.

CONTRACT VALUE IS ZERO. If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor fund performance and the GWB is greater than zero, the GWB will be paid to you on a periodic basis elected by you, which will be no less frequently than annually. The total annual payment will equal the GAWA, but will not exceed the current GWB. The payments continue until the GWB is reduced to zero.

All other rights under your Contract cease and we will no longer accept subsequent premium payments and all optional endorsements are terminated without value. Upon your death as the Owner, your beneficiary will receive the scheduled payments. No other death benefit or Earnings Protection Benefit will be paid.

ANNUITIZATION. If you decide to annuitize your Contract, you may choose the following income option instead of one of the other income options listed in your Contract:

         FIXED PAYMENT INCOME OPTION. This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select. If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the beneficiary, as scheduled.

         This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.

SEE "GUARANTEED MINIMUM WITHDRAWAL BENEFIT GENERAL CONSIDERATIONS" AND "GUARANTEED MINIMUM WITHDRAWAL BENEFIT IMPORTANT SPECIAL CONSIDERATIONS" BEGINNING ON PAGE 36 FOR ADDITIONAL THINGS TO CONSIDER BEFORE ELECTING A GMWB; WHEN ELECTING TO ANNUITIZE YOUR CONTRACT AFTER HAVING PURCHASED A GMWB; OR WHEN THE LATEST INCOME DATE IS APPROACHING AND YOU ARE THINKING ABOUT ELECTING OR HAVE ELECTED A GMWB.

EFFECT OF GMWB ON TAX DEFERRAL. The purchase of the 5% GMWB With Annual Step-Up may not be appropriate for the Owners of Contracts who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract. Please consult your tax and financial advisors on this and other matters prior to electing the 5% GMWB With Annual Step-Up.

6% GUARANTEED MINIMUM WITHDRAWAL BENEFIT WITH ANNUAL STEP-UP ("AUTOGUARD 6"). THE FOLLOWING DESCRIPTION IS SUPPLEMENTED BY THE EXAMPLES IN APPENDIX B THAT MAY ASSIST YOU IN UNDERSTANDING HOW CALCULATIONS ARE MADE IN CERTAIN CIRCUMSTANCES. For Owners 80 years old and younger on the Contract's Issue Date, or on the date on which this endorsement is selected if after the Contract's Issue Date, a 6% GMWB With Annual Step-Up may be available, which permits an Owner to make partial withdrawals, prior to the Income Date that, in total, are guaranteed to equal the Guaranteed Withdrawal Balance (GWB) (as defined below), regardless of your Contract Value. THE 6% GMWB WITH ANNUAL STEP-UP IS NOT AVAILABLE ON A CONTRACT THAT ALREADY HAS A GMWB (ONE GMWB ONLY PER CONTRACT). We may further limit the availability of this optional endorsement. Once selected, the 6% GMWB With Annual Step-Up cannot be canceled. If you select the 6% GMWB With Annual Step-Up when you purchase your Contract, your premium payment net of any applicable taxes will be used as the basis for determining the GWB. The 6% GMWB With Annual Step-Up may also be selected after the Issue Date within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if your request is in Good Order. If you select the 6% GMWB With Annual Step-Up after the Issue Date, to determine the GWB, we will use your Contract Value on the date the endorsement is added. THE GWB CAN NEVER BE MORE THAN $5 MILLION (including upon "step-up"), and the GWB is reduced with each withdrawal you take.

Once the GWB has been determined, we calculate the Guaranteed Annual Withdrawal Amount (GAWA), which is the maximum annual partial withdrawal amount, except for certain tax-qualified Contracts (as explained below). Upon selection, the GAWA is equal to 6% of the GWB. The GAWA will not be reduced if partial withdrawals taken within any one Contract Year do not exceed 6%. However, withdrawals are not cumulative. If you do not take 6% in one Contract Year, you may not take more than 6% the next Contract Year. If you withdraw more than 6%, the guaranteed amount available may be less than the total premium payments and the GAWA may be reduced. The GAWA can be divided up and taken on a payment schedule that you request. You can continue to take the GAWA each Contract Year until the GWB has been depleted.

Withdrawal charges and interest rate adjustments, as applicable, are taken into consideration in calculating the amount of your partial withdrawals pursuant to the 6% GMWB With Annual Step-Up, but these charges or adjustments are offset by your ability to make free withdrawals under the Contract.

Any time a subsequent premium payment is made, we recalculate the GWB and the GAWA. Each time you make a premium payment, the GWB is increased by the amount of the net premium payment. Also, the GAWA will increase by 6% of the net premium payment or 6% of the increase in the GWB, if the maximum GWB is reached. We require prior approval for a subsequent premium payment, however, that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments.

If the total of your partial withdrawals made in the current Contract Year is greater than the GAWA, we will recalculate your GWB and your GAWA may be lower in the future. In other words, WITHDRAWING MORE THAN THE GAWA IN ANY CONTRACT YEAR COULD CAUSE THE GWB TO BE REDUCED BY MORE THAN THE AMOUNT OF THE WITHDRAWAL(S) AND EVEN RESET TO THE THEN CURRENT CONTRACT VALUE, LIKELY REDUCING THE GAWA, TOO. Recalculation of the GWB and GAWA may result in reducing or extending the payout period. Examples 4, 5, and 7 in Appendix B illustrate the impact of such withdrawals.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the GAWA, the GWB is equal to the greater of:

         * the GWB prior to the partial withdrawal less the partial withdrawal; or
         *    zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA, the GWB is equal to the lesser of:

         *    the Contract Value after the partial withdrawal; or
         * the greater of the GWB prior to the partial withdrawal less the partial withdrawal or zero.

If all your partial withdrawals made in the current Contract Year are less than or equal to the GAWA, the GAWA is the lesser of:

         *    the GAWA prior to the partial withdrawal; or
         *    the GWB after the partial withdrawal.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA, the GAWA is equal to the lesser of:

         *    the GAWA prior to the partial withdrawal, or
         *    the GWB after the partial withdrawal, or
         *    6% of the Contract Value after the partial withdrawal.

For purposes of these calculations, all partial withdrawals are assumed to be the total amount withdrawn, including any withdrawal charges and interest rate adjustments.

Withdrawals made under the guarantee of this endorsement are considered to be the same as any other partial withdrawals, including systematic withdrawals, for the purposes of calculating any other values under the Contract and any other endorsements. They are subject to the same restrictions and processing rules as described in the Contract. Withdrawals under the guarantee of this endorsement are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see "TAXES" beginning on page 79.

For certain tax-qualified Contracts, the 6% GMWB With Annual Step-Up allows for withdrawals greater than GAWA to meet the required minimum distribution (RMD) under the Internal Revenue Code (Code) without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix B supplement this description.

REQUIRED MINIMUM DISTRIBUTION CALCULATIONS. Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Code allows for the taking of RMDs for multiple contracts from a single contract. Initiating and monitoring for compliance with the RMD requirements is the responsibility of the Owner.

Under the Code, RMDs are calculated and taken on a calendar year basis. But with the 6% GMWB With Annual Step-Up, GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the endorsement's guarantees may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of either of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

         Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the 2006 Contract Year (ending June 30) is $10. The RMD requirements for calendar years 2005 and 2006 are $14 and $16, respectively.

         If the Owner takes $7 in each of the two halves of calendar year 2005 and $8 in each of the two halves of calendar year 2006, then at the time the withdrawal in the first half of calendar year 2006 is taken, the Owner will have withdrawn $15. Because the sum of the Owner's withdrawals for the 2006 Contract Year is less than the higher RMD requirement for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

AN EXCEPTION TO THIS GENERAL RULE IS THAT WITH THE CALENDAR YEAR IN WHICH YOUR RMDS ARE TO BEGIN (GENERALLY, WHEN YOU REACH AGE 70 1/2), HOWEVER, YOU MAY TAKE YOUR RMDS FOR THE CURRENT AND NEXT CALENDAR YEARS DURING THE SAME CONTRACT YEAR, AS NECESSARY (SEE EXAMPLE BELOW).

         The following example illustrates this exception. It assumes an individual Owner, born January 1, 1935, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.

         If the Owner delays taking his first RMD (the 2005 RMD) until March 30, 2006, he may still take the 2006 RMD before the next Contract Year begins, June 30, 2006 without exposing the GWB and GAWA to the possibility of adverse recalculation. However, if he takes his second RMD (the 2006 RMD) after June 30, 2006, he should wait until the next Contract Year begins (that is after June 30, 2007) to take his third RMD (the 2007 RMD). Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

EXAMPLES THAT ARE RELEVANT SPECIFIC TO TAX-QUALIFIED CONTRACTS, ILLUSTRATING THE GMWB IN VARYING CIRCUMSTANCES AND WITH SPECIFIC FACTUAL ASSUMPTIONS, ARE AT THE END OF THE PROSPECTUS IN APPENDIX B, PARTICULARLY EXAMPLES 4, 5, AND 7. PLEASE CONSULT THE REPRESENTATIVE WHO IS HELPING, OR WHO HELPED, YOU PURCHASE YOUR TAX-QUALIFIED CONTRACT, AND YOUR TAX ADVISER, TO BE SURE THAT THE 6% GMWB WITH ANNUAL STEP-UP ULTIMATELY SUITS YOUR NEEDS RELATIVE TO YOUR RMD.

STEP-UP. Step-Ups with the 6% GMWB With Annual Step-Up reset your GWB to the greater of Contract Value or the GWB before step-up, and GAWA becomes the greater of 6% of the new GWB or GAWA before step-up. Step-Ups occur automatically upon each of the first 12 Contract Anniversaries from the endorsement's effective date, then on or after the 13th Contract Anniversary, at any time upon your request, so long as there is at least one year between step-ups. UPON ELECTION OF A STEP-UP, THE GMWB CHARGE MAY BE INCREASED, SUBJECT TO THE MAXIMUM CHARGES LISTED ABOVE. IN ADDITION, THE GWB CAN NEVER BE MORE THAN $5 MILLION WITH A STEP-UP. The request will be processed and effective on the day we receive the request in Good Order. Before deciding to "step-up," please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

SPOUSAL CONTINUATION. If you die before annuitizing a Contract with the 6% GMWB With Annual Step-Up, the Contract's death benefit is still payable when Contract Value is greater than zero. Alternatively, the Contract allows the beneficiary who is your spouse to continue it, retaining all rights previously held by the Owner. If the spouse continues the Contract and the 6% GMWB With Annual Step-Up endorsement already applies to the Contract, the 6% GMWB With Annual Step-Up will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation. Step-Ups will continue automatically or as permitted (as described above), and Contract Anniversaries will continue to be based on the anniversary of the original Contract's Issue Date. Upon spousal continuation of a Contract without the 6% GMWB With Annual Step-Up, if the 6% GMWB With Annual Step-Up is available at the time, the beneficiary may request to add this endorsement within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if the request is made in Good Order.

TERMINATION. The 6% GMWB With Annual Step-Up endorsement terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge on the date you annuitize or surrender the Contract. In surrendering the Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under the 6% GMWB With Annual Step-Up. The 6% GMWB With Annual Step-Up also terminates: with the Contract upon your death (unless the beneficiary who is your spouse continues the Contract) or upon the first date both the GWB and Contract Value equal zero - whichever occurs first.

CONTRACT VALUE IS ZERO. If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor fund performance and the GWB is greater than zero, the GWB will be paid automatically to you on a periodic basis elected by you, which will be no less frequently than annually. The total annual payment will equal the GAWA, but will not exceed the current GWB. The payments continue until the GWB is reduced to zero.

All other rights under your Contract cease and we will no longer accept subsequent premium payments and all optional endorsements are terminated without value. Upon your death as the Owner, your beneficiary will receive the scheduled payments. No other death benefit or Earnings Protection Benefit will be paid.

ANNUITIZATION. If you decide to annuitize your Contract, you may choose the following income option instead of one of the other income options listed in your Contract:

         FIXED PAYMENT INCOME OPTION. This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select. If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the beneficiary, as scheduled.

         This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.

SEE "GUARANTEED MINIMUM WITHDRAWAL BENEFIT GENERAL CONSIDERATIONS" AND "GUARANTEED MINIMUM WITHDRAWAL BENEFIT IMPORTANT SPECIAL CONSIDERATIONS" BEGINNING ON PAGE 36 FOR ADDITIONAL THINGS TO CONSIDER BEFORE ELECTING A GMWB; WHEN ELECTING TO ANNUITIZE YOUR CONTRACT AFTER HAVING PURCHASED A GMWB; OR WHEN THE LATEST INCOME DATE IS APPROACHING AND YOU ARE THINKING ABOUT ELECTING OR HAVE ELECTED A GMWB.

EFFECT OF GMWB ON TAX DEFERRAL. The purchase of the 6% GMWB With Annual Step-Up may not be appropriate for the Owners of Contracts who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract. Please consult your tax and financial advisors on this and other matters prior to electing the 6% GMWB With Annual Step-Up.

5% GUARANTEED MINIMUM WITHDRAWAL BENEFIT WITHOUT STEP-UP ("MARKETGUARD 5"). THE FOLLOWING DESCRIPTION IS SUPPLEMENTED BY SOME EXAMPLES IN APPENDIX B THAT MAY ASSIST YOU IN UNDERSTANDING HOW CALCULATIONS ARE MADE IN CERTAIN CIRCUMSTANCES. For Owners 80 years old and younger on the Contract's Issue Date, or on the date on which this endorsement is selected if after the Contract's Issue Date, a 5% GMWB without Step-Up may be available, which permits an Owner to make partial withdrawals, prior to the Income Date that, in total, are guaranteed to equal the Guaranteed Withdrawal Balance (GWB) (as defined below), regardless of your Contract Value. THE 5% GMWB WITHOUT STEP-UP IS NOT AVAILABLE ON A CONTRACT THAT ALREADY HAS A GMWB (ONE GMWB ONLY PER CONTRACT). We may further limit the availability of this optional endorsement. Once selected, the 5% GMWB without Step-Up cannot be canceled. If you select the 5% GMWB without Step-Up when you purchase your Contract, your premium payment net of any applicable taxes will be used as the basis for determining the GWB. The 5% GMWB without Step-Up may also be selected after the Issue Date within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if your request is in Good Order. If you select the 5% GMWB without Step-Up after the Issue Date, to determine the GWB, we will use your Contract Value on the date the endorsement is added. THE GWB CAN NEVER BE MORE THAN $5 MILLION, and the GWB is reduced with each withdrawal you take.

Once the GWB has been determined, we calculate the Guaranteed Annual Withdrawal Amount (GAWA), which is the maximum annual partial withdrawal amount, except for certain tax-qualified Contracts (see below). Upon selection, the GAWA is equal to 5% of the GWB. The GAWA will not be reduced if partial withdrawals taken within any one Contract Year do not exceed 5%. However, withdrawals are not cumulative. If you do not take 5% in one Contract Year, you may not take more than 5% the next Contract Year. If you withdraw more than 5%, the guaranteed amount available may be less than the total premium payments and the GAWA may be reduced. The GAWA can be divided up and taken on a payment schedule that you request. You can continue to take the GAWA each Contract Year until the GWB has been depleted.

Withdrawal charges and interest rate adjustments, as applicable, are taken into consideration in calculating the amount of your partial withdrawals pursuant to the 5% GMWB without Step-Up, but these charges or adjustments are offset by your ability to make free withdrawals under the Contract.

Any time a subsequent premium payment is made, we recalculate the GWB and the GAWA. Each time you make a premium payment, the GWB is increased by the amount of the net premium payment. Also, the GAWA will increase by 5% of the net premium payment or 5% of the increase in the GWB, if the maximum GWB is reached. We require prior approval for a subsequent premium payment, however, that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments.

If the total of your partial withdrawals made in the current Contract Year is greater than the GAWA, we will recalculate your GWB and your GAWA may be lower in the future. In other words, WITHDRAWING MORE THAN THE GAWA IN ANY CONTRACT YEAR COULD CAUSE THE GWB TO BE REDUCED BY MORE THAN THE AMOUNT OF THE WITHDRAWAL(S) AND EVEN RESET TO THE THEN CURRENT CONTRACT VALUE, LIKELY REDUCING THE GAWA, TOO. Recalculation of the GWB and GAWA may result in reducing or extending the payout period. Examples 4, 5, and 7 in Appendix B illustrate the impact of such withdrawals.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the GAWA, the GWB is equal to the greater of:

        * the GWB prior to the partial withdrawal less the partial withdrawal; or
        *     zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA, the GWB is equal to the lesser of:

        *     the Contract Value after the partial withdrawal; or
        * the greater of the GWB prior to the partial withdrawal less the partial withdrawal or zero.

If all your partial withdrawals made in the current Contract Year are less than or equal to the GAWA, the GAWA is the lesser of:

        *     the GAWA prior to the partial withdrawal; or
        *     the GWB after the partial withdrawal.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA, the GAWA is equal to the lesser of:

        *     the GAWA prior to the partial withdrawal; or
        *     the GWB after the partial withdrawal; or
        *     5% of the Contract Value after the partial withdrawal.

For purposes of these calculations, all partial withdrawals are assumed to be the total amount withdrawn, including any withdrawal charges and interest rate adjustments.

Withdrawals made under the guarantee of this endorsement are considered to be the same as any other partial withdrawals, including systematic withdrawals, for the purposes of calculating any other values under the Contract and any other endorsements. They are subject to the same restrictions and processing rules as described in the Contract. Withdrawals under the guarantee of this endorsement are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see "TAXES" beginning on page 79.

For certain tax-qualified Contracts, the 5% GMWB without Step-Up allows for withdrawals greater than GAWA to meet the required minimum distribution (RMD) under the Internal Revenue Code (Code) without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix B supplement this description.

REQUIRED MINIMUM DISTRIBUTION CALCULATIONS. Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Code allows for the taking of RMDs for multiple contracts from a single contract. Initiating and monitoring for compliance with the RMD requirements is the responsibility of the Owner.

Under the Code, RMDs are calculated and taken on a calendar year basis. But with the 5% GMWB Without Step-Up, GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the endorsement's guarantees may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of either of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

         Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the 2006 Contract Year (ending June 30) is $10. The RMD requirements for calendar years 2005 and 2006 are $14 and $16, respectively.

         If the Owner takes $7 in each of the two halves of calendar year 2005 and $8 in each of the two halves of calendar year 2006, then at the time the withdrawal in the first half of calendar year 2006 is taken, the Owner will have withdrawn $15. Because the sum of the Owner's withdrawals for the 2006 Contract Year is less than the higher RMD requirement for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

AN EXCEPTION TO THIS GENERAL RULE IS THAT WITH THE CALENDAR YEAR IN WHICH YOUR RMDS ARE TO BEGIN (GENERALLY, WHEN YOU REACH AGE 70 1/2), HOWEVER, YOU MAY TAKE YOUR RMDS FOR THE CURRENT AND NEXT CALENDAR YEARS DURING THE SAME CONTRACT YEAR, AS NECESSARY (SEE EXAMPLE BELOW).

         The following example illustrates this exception. It assumes an individual Owner, born January 1, 1935, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.

         If the Owner delays taking his first RMD (the 2005 RMD) until March 30, 2006, he may still take the 2006 RMD before the next Contract Year begins, June 30, 2006 without exposing the GWB and GAWA to the possibility of adverse recalculation. However, if he takes his second RMD (the 2006 RMD) after June 30, 2006, he should wait until the next Contract Year begins (that is after June 30, 2007) to take his third RMD (the 2007 RMD). Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

EXAMPLES THAT ARE RELEVANT SPECIFIC TO TAX-QUALIFIED CONTRACTS, ILLUSTRATING THE GMWB IN VARYING CIRCUMSTANCES AND WITH SPECIFIC FACTUAL ASSUMPTIONS, ARE AT THE END OF THE PROSPECTUS IN APPENDIX B, PARTICULARLY EXAMPLES 4, 5, AND 7. PLEASE CONSULT THE REPRESENTATIVE WHO HELPED YOU PURCHASE YOUR TAX-QUALIFIED CONTRACT, AND YOUR TAX ADVISER, TO BE SURE THAT THE 5% GMWB WITHOUT STEP-UP ULTIMATELY SUITS YOUR NEEDS RELATIVE TO YOUR RMD.

SPOUSAL CONTINUATION. If you die before annuitizing a Contract with the 5% GMWB without Step-Up, the Contract's death benefit is still payable when Contract Value is greater than zero. Alternatively, the Contract allows the beneficiary who is your spouse to continue it, retaining all rights previously held by the Owner. If the spouse continues the Contract and the 5% GMWB without Step-Up endorsement already applies to the Contract, the 5% GMWB without Step-Up will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation. Contract Anniversaries will continue to be based on the anniversary of the original Contract's Issue Date. Upon spousal continuation of a Contract without the 5% GMWB without Step-Up, if the 5% GMWB without Step-Up is available at the time, the beneficiary may request to add this endorsement within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if the request is made in Good Order.

TERMINATION. The 5% GMWB without Step-Up endorsement terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge on the date you annuitize or surrender the Contract. In surrendering the Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under the 5% GMWB without Step-Up. The 5% GMWB without Step-Up also terminates: with the Contract upon your death (unless the beneficiary who is your spouse continues the Contract) or upon the first date both the GWB and Contract Value equal zero-whichever occurs first.

CONTRACT VALUE IS ZERO. If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor fund performance and the GWB is greater than zero, the GWB will be paid to you on a periodic basis elected by you, which will be no less frequently than annually. The total annual payment will equal the GAWA, but will not exceed the current GWB. The payments continue until the GWB is reduced to zero.

All other rights under your Contract cease and we will no longer accept subsequent premium payments and all optional endorsements are terminated without value. Upon your death as the Owner, your beneficiary will receive the scheduled payments. No other death benefit or Earnings Protection Benefit will be paid.

ANNUITIZATION. If you decide to annuitize your Contract, you may choose the following income option instead of one of the other income options listed in your Contract:

         FIXED PAYMENT INCOME OPTION. This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select. If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the beneficiary, as scheduled.

         This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.

SEE "GUARANTEED MINIMUM WITHDRAWAL BENEFIT GENERAL CONSIDERATIONS" AND "GUARANTEED MINIMUM WITHDRAWAL BENEFIT IMPORTANT SPECIAL CONSIDERATIONS" BEGINNING ON PAGE 36 FOR ADDITIONAL THINGS TO CONSIDER BEFORE ELECTING A GMWB; WHEN ELECTING TO ANNUITIZE YOUR CONTRACT AFTER HAVING PURCHASED A GMWB; OR WHEN THE LATEST INCOME DATE IS APPROACHING AND YOU ARE THINKING ABOUT ELECTING OR HAVE ELECTED A GMWB.

EFFECT OF GMWB ON TAX DEFERRAL. The purchase of the 5% GMWB without Step-Up may not be appropriate for the Owners of Contracts who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract. Please consult your tax and financial advisors on this and other matters prior to electing the 5% GMWB without Step-Up.

5% FOR LIFE GUARANTEED MINIMUM WITHDRAWAL BENEFIT WITH BONUS AND ANNUAL STEP-UP ("LIFEGUARD ADVANTAGE"). THE FOLLOWING DESCRIPTION OF THIS GMWB IS SUPPLEMENTED BY THE EXAMPLES IN APPENDIX B, PARTICULARLY EXAMPLES 6 AND 7 FOR THE STEP-UPS, EXAMPLE 8 FOR THE BONUS AND EXAMPLE 9 FOR THE FOR LIFE GUARANTEES. This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the LONGER of:

          * The Owner's life (the "For Life Guarantee") if the For Life Guarantee is in effect;

                  The For Life Guarantee is based on the life of the first Owner to die with joint Owners. For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

                  The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Owner's 65th birthday (or with joint Owners, the oldest Owner's 65th birthday). If the Owner (or oldest Owner) is 65 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

                  So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

         OR

          * Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

                  The GWB is the guaranteed amount available for future periodic withdrawals.

          * With this GMWB, we offer a bonus on the GWB; you may be able to receive a credit to the GWB for a limited time (see box below, and the paragraph preceding it at the end of this section, for more information).

BECAUSE OF THE FOR LIFE GUARANTEE, YOUR WITHDRAWALS COULD AMOUNT TO MORE THAN THE GWB. BUT PLEASE NOTE: THE GUARANTEES OF THIS GMWB, INCLUDING ANY BONUS OPPORTUNITY, ARE SUBJECT TO THE ENDORSEMENT'S TERMS, CONDITIONS, AND LIMITATIONS THAT ARE EXPLAINED BELOW.

Please consult the representative who helped you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 45 to 80 years old (proof of age is required); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB. At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. THIS GMWB IS NOT AVAILABLE ON A CONTRACT THAT ALREADY HAS A GMWB (ONLY ONE GMWB PER CONTRACT). We allow ownership changes of a Contract with this GMWB when the Owner is a legal entity - to another legal entity or the Annuitant. Otherwise, ownership changes are not allowed. Also, when the Owner is a legal entity, charges will be determined based on the age of the Annuitant and changing Annuitants is not allowed. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect - the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

ELECTION. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.


                                   --------------------------------------------------------------------------

 WHEN THIS GMWB IS ADDED TO THE    The GWB equals initial premium net of any applicable premium taxes.
 CONTRACT ON THE ISSUE DATE -

                                   The GAWA equals 5% of the GWB.
                                   --------------------------------------------------------------------------

                                   ---------------------------------------------------------------------------

 WHEN THIS GMWB IS ADDED TO THE    The GWB equals Contract Value.
 CONTRACT ON ANY CONTRACT
 ANNIVERSARY -

                                   The GAWA equals 5% of the GWB.
                                   ---------------------------------------------------------------------------

PLEASE NOTE: AT THE TIME THE FOR LIFE GUARANTEE BECOMES EFFECTIVE, THE GAWA IS RESET TO EQUAL 5% OF THE THEN CURRENT GWB.

Premium net of any applicable premium taxes is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value on that date. THE GWB CAN NEVER BE MORE THAN $5 MILLION (including upon Step-Up), and the GWB is reduced by each withdrawal.

WITHDRAWALS. Withdrawals may cause both the GWB and GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). The two tables below clarify what happens in either instance. RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. (There is no RMD for non-qualified Contracts.)

REQUIRED MINIMUM DISTRIBUTION CALCULATIONS. For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMDs without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix B supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see "RMD NOTES" below for more information.


                                  ------------------------------------------------------------------

WHEN A WITHDRAWAL, PLUS ALL       The GWB is recalculated, equaling the greater of:
PRIOR WITHDRAWALS IN THE
CURRENT CONTRACT YEAR, IS LESS
THAN OR EQUAL TO THE GREATER OF
THE GAWA OR RMD, AS APPLICABLE -
                                       * The GWB before the withdrawal less the withdrawal; OR
                                       * Zero.

                                  The GAWA:
                                       *   Is unchanged WHILE THE FOR LIFE GUARANTEE IS IN EFFECT;
                                           OTHERWISE
                                       *   Is recalculated, equaling the lesser
                                           of the GAWA before the withdrawal, or
                                           the GWB after the withdrawal.
                                  ------------------------------------------------------------------

The GAWA is NOT reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount - even set equal to the Contract Value. The GAWA is also potentially impacted.


                                  ------------------------------------------------------------------

WHEN A WITHDRAWAL, PLUS ALL       The GWB is recalculated, equaling the lesser of:
PRIOR WITHDRAWALS IN THE
CURRENT CONTRACT YEAR, EXCEEDS
THE GREATER OF THE GAWA OR RMD,
AS APPLICABLE -
                                       *  Contract Value after the withdrawal; OR
                                       *  The greater of the GWB before the withdrawal less the
                                          withdrawal, or zero.

                                  The GAWA is recalculated, equaling the lesser of:
                                       *  5% of the Contract Value after the withdrawal; OR
                                       *  The greater of 5% of the GWB after the withdrawal, or
                                          zero.
                                  ------------------------------------------------------------------

Withdrawals under this GMWB are assumed to be the total amount withdrawn, including any charges and/or adjustments. Withdrawals in excess of free withdrawals may be subject to a withdrawal charge. Any withdrawals from Contract Value allocated to a Fixed Account option may be subject to an interest rate adjustment.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see "TAXES" beginning on page 79.

        ------------------------------------------------------------------------
        RMD NOTES: Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract. Initiating and monitoring for compliance with the RMD requirements is the responsibility of the Owner.

        Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. But with this GMWB, the GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

             Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the 2006 Contract Year (ending June 30) is $10. The RMDs for calendar years 2005 and 2006 are $14 and $16, respectively. If the Owner takes $7 in each of the two halves of calendar year 2005 and $8 in each of the two halves of calendar year 2006, then at the time the withdrawal in the first half of calendar year 2006 is taken, the Owner will have withdrawn $15. Because the sum of the Owner's withdrawals for the 2006 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

        AN EXCEPTION TO THIS GENERAL RULE IS THAT WITH THE CALENDAR YEAR IN WHICH YOUR RMDS ARE TO BEGIN (GENERALLY, WHEN YOU REACH AGE 70 1/2), HOWEVER, YOU MAY TAKE YOUR RMDS FOR THE CURRENT AND NEXT CALENDAR YEARS DURING THE SAME CONTRACT YEAR, AS NECESSARY (SEE EXAMPLE BELOW).

             The following example illustrates this exception. It assumes an individual Owner, born January 1, 1935, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.

             If the Owner delays taking his first RMD (the 2005 RMD) until March 30, 2006, he may still take the 2006 RMD before the next Contract Year begins, June 30, 2006 without exposing the GWB and GAWA to the possibility of adverse recalculation. However, if he takes his second RMD (the 2006 RMD) after June 30, 2006, he should wait until the next Contract Year begins (that is after June 30, 2007) to take his third RMD (the 2007 RMD). Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

        EXAMPLES THAT ARE RELEVANT SPECIFIC TO TAX-QUALIFIED CONTRACTS, ILLUSTRATING THIS GMWB, IN VARYING CIRCUMSTANCES AND WITH SPECIFIC FACTUAL ASSUMPTIONS, ARE AT THE END OF THE PROSPECTUS IN APPENDIX B, PARTICULARLY EXAMPLES 4, 5, AND 7. PLEASE CONSULT THE REPRESENTATIVE WHO HELPED YOU PURCHASE YOUR TAX-QUALIFIED CONTRACT, AND YOUR TAX ADVISER, TO BE SURE THAT THIS GMWB ULTIMATELY SUITS YOUR NEEDS RELATIVE TO YOUR RMD.
        ------------------------------------------------------------------------

PREMIUMS.


                               --------------------------------------------------------------------

 WITH EACH SUBSEQUENT PREMIUM  The GWB is recalculated, increasing by the amount of the premium
 PAYMENT ON THE CONTRACT -     net of any applicable premium taxes.

                               The  GAWA is also recalculated, increasing by:
                                    * 5% of the premium net of any applicable premium taxes; OR
                                    * 5% of the increase in the GWB - IF THE MAXIMUM GWB IS HIT.
                               --------------------------------------------------------------------

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. THE GWB CAN NEVER BE MORE THAN $5 MILLION.

STEP-UP. In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a "Step-Up"). UPON ELECTION OF A STEP-UP, THE GWMB CHARGE MAY BE INCREASED, SUBJECT TO THE MAXIMUM CHARGES LISTED ABOVE.


                               --------------------------------------------------------------------

 WITH A STEP-UP -              The GWB equals Contract Value.

                               The GAWA is recalculated, equaling the greater of:
                                    *  5% of the new GWB; OR
                                    *  The GAWA before the Step-Up.
                               --------------------------------------------------------------------

Step-Ups occur automatically upon each of the first ten Contract Anniversaries from the endorsement's effective date. Thereafter, a Step-Up is allowed at any time upon your request, so long as there is at least one year between Step-Ups. THE GWB CAN NEVER BE MORE THAN $5 MILLION WITH A STEP-UP. A request for Step-Up is processed and effective on the date received in Good Order. Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

OWNER'S DEATH. The Contract's death benefit is not affected by this GMWB SO LONG AS CONTRACT VALUE IS GREATER THAN ZERO and the Contract is still in the accumulation phase. Upon your death (or the first Owner's death with joint Owners), this GMWB terminates without value.

CONTRACT VALUE IS ZERO. With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable SO LONG AS THE FOR LIFE GUARANTEE IS IN EFFECT. Otherwise, payments will be made while there is value to the GWB (until depleted). Payments are made on the periodic basis you elect, but no less frequently than annually.


                                  ------------------------------------------------------------------

AFTER EACH PAYMENT WHEN THE       The GWB is recalculated, equaling the greater of:
CONTRACT VALUE IS ZERO -
                                      * The GWB before the payment less the payment; OR
                                      * Zero.

                                  The GAWA:
                                      *  Is unchanged SO LONG AS THE FOR LIFE GUARANTEE IS IN
                                         EFFECT; OTHERWISE
                                      *  Is recalculated, equaling the lesser of
                                         the GAWA before, or the GWB after, the
                                         payment.
                                   ------------------------------------------------------------------

If you die before all scheduled payments are made, then your beneficiary will receive the remainder. All other rights under your Contract cease, except for the right to change beneficiaries. No subsequent premium payments will be accepted. All optional endorsements terminate without value. And no other death benefit is payable, including the Earnings Protection Benefit.

SPOUSAL CONTINUATION. In the event of the Owner's death (or the first Owner's death with joint Owners), the beneficiary who is the Owner's spouse may elect to:

     * Continue the Contract WITH this GMWB - so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

                   *  Upon the Owner's death, the For Life Guarantee is void.

                   * Only the GWB is payable while there is value to it (until depleted).

                   *  Step-Ups will continue automatically or as permitted;
                      otherwise, the above rules for Step-Ups apply.

                   * Contract Anniversaries will continue to be based on the Contract's Issue Date.

     *    Continue the Contract WITHOUT this GMWB (GMWB is terminated).

     * Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the beneficiary's eligibility - WHETHER
          OR NOT THE SPOUSAL  BENEFICIARY  TERMINATED THE GMWB IN CONTINUING THE
          CONTRACT.

For more information about spousal continuation of a Contract, please see
"Special Spousal Continuation Option" beginning on page 78.

TERMINATION. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

     *    The Income Date;

     * The date of complete withdrawal of Contract Value (full surrender of the Contract);

     *    The date of the Owner's  death (or the first  Owner's death with joint
          Owners), UNLESS the beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;

     * The Continuation Date if the spousal beneficiary elects to continue the Contract without the GMWB; or

     * The date all obligations under this GMWB are satisfied after the Contract Value is zero.

ANNUITIZATION.

         LIFE INCOME OF GAWA. On the Latest Income Date if the For Life
         Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first). The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income
         Option if the Owner dies before the due date of the second payment.

         SPECIFIED PERIOD INCOME OF THE GAWA. On the Latest Income Date if the
         For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (THIS INCOME OPTION ONLY APPLIES IF THE GMWB HAS BEEN
         CONTINUED BY THE SPOUSAL BENEFICIARY UPON THE DEATH OF THE ORIGINAL
         OWNER, IN WHICH CASE THE SPOUSE BECOMES THE OWNER OF THE CONTRACT AND
         THE LATEST INCOME DATE IS BASED ON THE AGE OF THE SPOUSE.)

         This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the beneficiary, as scheduled.

         The "Specified Period Income of the GAWA" income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

SEE  "GUARANTEED   MINIMUM  WITHDRAWAL  BENEFIT  GENERAL   CONSIDERATIONS"   AND
"GUARANTEED   MINIMUM  WITHDRAWAL  BENEFIT  IMPORTANT  SPECIAL   CONSIDERATIONS"
BEGINNING ON PAGE 36 FOR ADDITIONAL  THINGS TO CONSIDER  BEFORE ELECTING A GMWB;
WHEN ELECTING TO ANNUITIZE YOUR CONTRACT AFTER HAVING  PURCHASED A GMWB; OR WHEN
THE LATEST INCOME DATE IS  APPROACHING  AND YOU ARE THINKING  ABOUT  ELECTING OR
HAVE ELECTED A GMWB.

EFFECT OF GMWB ON TAX DEFERRAL. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract. Please consult your tax and financial advisors before adding this GMWB to a Contract.

BONUS. The description of the bonus feature is supplemented by the examples in Appendix B, particularly example 8. The bonus is an incentive for you NOT to utilize this GMWB (take withdrawals) during a limited period of time, subject to conditions and limitations, allowing the GWB and GAWA to increase (even in a down market relative to your Contract Value allocated to any Investment
Divisions). The increase, however, may not equal the amount that your Contract
Value has declined. The bonus is a percentage of a sum called the Bonus Base
(defined below). The box below has more information about the bonus, including:

     *    How the bonus is calculated;

     * What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;

     *    For how long the bonus is available; and

     *    When and what happens when the bonus is applied to the GWB.

        ------------------------------------------------------------------------

        The bonus equals 5% and is based on a sum that may vary after this GMWB is added to the Contract (the "Bonus Base"), as described immediately below.

               * WHEN THIS GMWB IS ADDED TO THE CONTRACT, the Bonus Base equals the GWB.

               * WITH A WITHDRAWAL, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

                        * All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified
                            Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.

                        *   A withdrawal in a Contract Year during the Bonus
                            Period (defined below) precludes a bonus for that Contract Year.

               * WITH A PREMIUM PAYMENT, the Bonus Base increases by the amount of the premium net of any applicable premium taxes.

               *    WITH ANY STEP-UP (IF THE GWB INCREASES  UPON  STEP-UP),  the
                    Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.

        THE BONUS BASE CAN NEVER BE MORE THAN $5 MILLION.

        The Bonus is available for a limited time (the "Bonus Period"). The
        Bonus Period runs from the date this GMWB is added to the Contract through the earliest of:

               * The tenth Contract Anniversary after the effective date of the endorsement;

               * The Contract Anniversary on or immediately following the Owner's (if joint Owners, the oldest Owner's) 81st birthday;
                    or

               *    The date Contract Value is zero.

        Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue
        Date.

        The bonus is applied at the end of each Contract Year during the Bonus
        Period, if there have been no withdrawals during that Contract Year.
        When the bonus is applied:

               *    The GWB is recalculated, increasing by 5% of the Bonus Base.

               * The GAWA is then recalculated, equaling the greater of 5% of the new GWB and the GAWA before the bonus.

        Applying the bonus to the GWB does not affect the Bonus Base.
        ------------------------------------------------------------------------

FOR LIFE GUARANTEED MINIMUM WITHDRAWAL BENEFIT WITH ANNUAL STEP-UP ("LIFEGUARD
ASCENT"). THE FOLLOWING DESCRIPTION OF THIS GMWB IS SUPPLEMENTED BY THE EXAMPLES
IN APPENDIX B, PARTICULARLY EXAMPLE 2 FOR THE VARYING BENEFIT PERCENTAGE AND
EXAMPLES 6 AND 7 FOR THE STEP-UPS. This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the LONGER of:


               *    The Owner's life (the "For Life  Guarantee") if the For Life
                    Guarantee is in effect;

                           The For Life Guarantee is based on the life of the first Owner to die with joint Owners. There are also other GMWB options for joint Owners that are spouses, as described below.

                           For the Owner that is a legal entity, the For Life
                           Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

                           The For Life Guarantee becomes effective when this GMWB is added to the Contract.

                           So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract
                           Value is reduced to zero.

              OR

               *    Until  all   withdrawals   under  the  Contract   equal  the
                    Guaranteed  Withdrawal  Balance  (GWB),  without  regard  to
                    Contract Value.

                           The GWB is the guaranteed amount available for future periodic withdrawals.

              BECAUSE OF THE FOR LIFE GUARANTEE, YOUR WITHDRAWALS COULD AMOUNT
              TO MORE THAN THE GWB. BUT PLEASE NOTE: THE GUARANTEES OF THIS GMWB
              ARE SUBJECT TO THE ENDORSEMENT'S TERMS, CONDITIONS, AND
              LIMITATIONS THAT ARE EXPLAINED BELOW.

Please consult the representative who helped you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 45 to 85 years old (proof of age is required);
may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB. At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. THIS GMWB
IS NOT AVAILABLE ON A CONTRACT THAT ALREADY HAS A GMWB (ONLY ONE GMWB PER
CONTRACT). We allow ownership changes of a Contract with this GMWB when the Owner is a legal entity - to another legal entity or the Annuitant. Otherwise, ownership changes are not allowed. When the Owner is a legal entity, changing
Annuitants is not allowed. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect - the greater of the Guaranteed Annual Withdrawal
Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

ELECTION. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

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                                   --------------------------------------------------------------------------

 WHEN THIS GMWB IS ADDED TO THE    The GWB equals initial premium net of any applicable premium taxes.
 CONTRACT ON THE ISSUE DATE -

                                   The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

                                   The For Life Guarantee becomes effective on
                                   the Contract Issue Date.
                                   --------------------------------------------------------------------------

                                   --------------------------------------------------------------------------

 WHEN THIS GMWB IS ADDED TO THE    The GWB equals Contract Value.
 CONTRACT ON ANY CONTRACT
 ANNIVERSARY -

                                   The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

                                   The For Life Guarantee becomes effective on
                                   the Contract Anniversary on which the
                                   endorsement is added.
                                   --------------------------------------------------------------------------

Premium net of any applicable premium taxes is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value on that date. THE GWB CAN NEVER BE MORE THAN
$5 MILLION (including upon Step-Up), and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner's death, the For Life Guarantee is void. However, this GMWB might be continued by a spousal beneficiary without the For Life
Guarantee. Please see the "Spousal Continuation" subsection below for more information.

WITHDRAWALS. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage is determined based on the Owner's attained age at the time of the first withdrawal. If there are joint
Owners, the GAWA percentage is based on the attained age of the oldest joint
Owner. THE GAWA PERCENTAGE FOR EACH AGE GROUP IS:

                                Ages             GAWA Percentage
                          ------------------ ------------------------
                          ------------------ ------------------------
                               45 - 59                 4%
                               60 - 74                 5%
                               75 - 84                 6%
                                 85+                   7%

Withdrawals cause the GWB to be recalculated. Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). The two tables below clarify what happens in either instance. RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. (There is no RMD for non-qualified Contracts.)

REQUIRED MINIMUM DISTRIBUTION CALCULATIONS. For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix B supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because
RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see "RMD NOTES" below for more information.

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                                  ------------------------------------------------------------------

WHEN A WITHDRAWAL, PLUS ALL       The GWB is recalculated, equaling the greater of:
PRIOR WITHDRAWALS IN THE
CURRENT CONTRACT YEAR, IS LESS
THAN OR EQUAL TO THE GREATER OF
THE GAWA OR RMD, AS APPLICABLE -
                                       * The GWB before the withdrawal less the withdrawal; OR
                                       * Zero.

                                  The GAWA:
                                       *    Is unchanged WHILE THE FOR LIFE GUARANTEE IS IN
                                            effect; OTHERWISE
                                       *    Is recalculated, equaling the lesser
                                            of the GAWA before the withdrawal,
                                            or the GWB after the withdrawal.
                                  ------------------------------------------------------------------

The GAWA is NOT reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount - even set equal to the Contract Value. The GAWA is also potentially impacted.

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                                  ------------------------------------------------------------------

WHEN A WITHDRAWAL, PLUS ALL       The GWB is recalculated, equaling the lesser of:
PRIOR WITHDRAWALS IN THE
CURRENT CONTRACT YEAR, EXCEEDS
THE GREATER OF THE GAWA OR RMD,
AS APPLICABLE -
                                       *    Contract Value after the withdrawal; OR
                                       *    The greater of the GWB before the withdrawal less the
                                            withdrawal, or zero.

                                  The GAWA is recalculated, equaling the lesser of:
                                       *    The GAWA percentage multiplied by the Contract Value
                                            after the withdrawal; OR
                                       *    The GAWA percentage multiplied by
                                            the GWB after the withdrawal.
                                  ------------------------------------------------------------------

Withdrawals under this GMWB are assumed to be the total amount withdrawn, including any charges and/or adjustments. Withdrawals in excess of free withdrawals may be subject to a withdrawal charge. Any withdrawals from Contract
Value allocated to a Fixed Account option may be subject to an interest rate adjustment.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see "TAXES" beginning on page 79.

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

        ------------------------------------------------------------------------
        RMD NOTES: Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals.
        Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract. Initiating and monitoring for compliance with the RMD requirements is the responsibility of the Owner.

        Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. But with this GMWB, the GAWA is based on Contract
        Years. Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

             Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the 2006 Contract Year (ending June 30) is
             $10. The RMDs for calendar years 2005 and 2006 are $14 and $16, respectively. If the Owner takes $7 in each of the two halves of calendar year 2005 and $8 in each of the two halves of calendar year 2006, then at the time the withdrawal in the first half of calendar year 2006 is taken, the Owner will have withdrawn $15.
             Because the sum of the Owner's withdrawals for the 2006 Contract
             Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

        AN EXCEPTION TO THIS GENERAL RULE IS THAT WITH THE CALENDAR YEAR IN
        WHICH YOUR RMDS ARE TO BEGIN (GENERALLY, WHEN YOU REACH AGE 70 1/2),
        HOWEVER, YOU MAY TAKE YOUR RMDS FOR THE CURRENT AND NEXT CALENDAR YEARS
        DURING THE SAME CONTRACT YEAR, AS NECESSARY (SEE EXAMPLE BELOW).

             The following example illustrates this exception. It assumes an individual Owner, born January 1, 1935, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.

             If the Owner delays taking his first RMD (the 2005 RMD) until March
             30, 2006, he may still take the 2006 RMD before the next Contract
             Year begins, June 30, 2006 without exposing the GWB and GAWA to the possibility of adverse recalculation. However, if he takes his second RMD (the 2006 RMD) after June 30, 2006, he should wait until the next Contract Year begins (that is after June 30, 2007) to take his third RMD (the 2007 RMD). Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

        EXAMPLES THAT ARE RELEVANT SPECIFIC TO TAX-QUALIFIED CONTRACTS,
        ILLUSTRATING THIS GMWB, IN VARYING CIRCUMSTANCES AND WITH SPECIFIC
        FACTUAL ASSUMPTIONS, ARE AT THE END OF THE PROSPECTUS IN APPENDIX B,
        PARTICULARLY EXAMPLES 4, 5, AND 7. PLEASE CONSULT THE REPRESENTATIVE WHO
        HELPED YOU PURCHASE YOUR TAX-QUALIFIED CONTRACT, AND YOUR TAX ADVISER,
        TO BE SURE THAT THIS GMWB ULTIMATELY SUITS YOUR NEEDS RELATIVE TO YOUR
        RMD.
        ------------------------------------------------------------------------

PREMIUMS.

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                                 -------------------------------------------------------------------

WITH EACH SUBSEQUENT PREMIUM     The GWB is recalculated, increasing by the amount of the premium
PAYMENT ON THE CONTRACT -        net of any applicable premium taxes.

                                 If the premium payment is received after the
                                 first withdrawal, the GAWA is also
                                 recalculated, increasing by:
                                     *  The GAWA percentage multiplied by the
                                        subsequent premium payment net of any
                                        applicable premium taxes; OR
                                     *  The GAWA percentage multiplied by the
                                        increase in the GWB - IF THE MAXIMUM GWB
                                        IS HIT.
                                 -------------------------------------------------------------------

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. THE GWB CAN NEVER BE MORE THAN
$5 MILLION.

STEP-UP. In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a "Step-Up"). UPON ELECTION OF A
STEP-UP, THE GWMB CHARGE MAY BE INCREASED, SUBJECT TO THE MAXIMUM CHARGES LISTED
ABOVE.

In addition to an increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal. The value used to determine whether the GAWA percentage will increase upon Step-Up is called the Benefit Determination Base (BDB). The BDB equals initial premium net of any applicable premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added, if elected after issue. Withdrawals do not affect the BDB.
Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes. In addition, unlike the GWB, the BDB is not subject to any maximum amount. Therefore, it is possible for the BDB to be more than $5 million.

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                          ----------------------------------------------------------------------------

WITH A STEP-UP -          The GWB equals Contract Value (subject to a $5 million maximum).

                          If the Contract Value is greater than the BDB prior to the Step-Up then the BDB is set to equal the Contract
                          Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWA
                          PERCENTAGE is recalculated based on the attained age of the Owner.
                              * If there are joint Owners, the GAWA
                                percentage is recalculated based on the
                                oldest joint Owner.
                              * The GAWA percentage will not be recalculated upon
                                step-ups following Spousal Continuation.

                          If the Step-Up occurs after the first withdrawal, the
                          GAWA is recalculated, equaling the greater of:
                              * The GAWA percentage multiplied by the new GWB, OR
                              * The GAWA prior to Step-Up.
                          ----------------------------------------------------------------------------

PLEASE NOTE: WITHDRAWALS FROM THE CONTRACT REDUCE THE GWB AND CONTRACT VALUE BUT
DO NOT AFFECT THE BDB. IN THE EVENT OF WITHDRAWALS, THE BDB REMAINS UNCHANGED.
THEREFORE, BECAUSE THE CONTRACT VALUE MUST BE GREATER THAN THE BDB PRIOR TO
STEP-UP IN ORDER FOR THE GAWA PERCENTAGE TO INCREASE, A GAWA PERCENTAGE INCREASE
MAY BECOME LESS LIKELY WHEN CONTINUING WITHDRAWALS ARE MADE FROM THE CONTRACT.

Step-Ups occur automatically upon each of the first ten Contract Anniversaries from the endorsement's effective date. Thereafter, a Step-Up is allowed at any time upon your request, so long as there is at least one year between Step-Ups.
THE GWB CAN NEVER BE MORE THAN $5 MILLION WITH A STEP-UP. HOWEVER, AUTOMATIC
STEP-UPS STILL OCCUR AND ELECTED STEP-UPS ARE STILL PERMITTED EVEN WHEN THE GWB
IS AT THE MAXIMUM OF $5 MILLION IF THE CONTRACT VALUE IS GREATER THAN THE BDB
AND THE GAWA PERCENTAGE WOULD INCREASE. A request for Step-Up is processed and effective on the date received in Good Order. Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

OWNER'S DEATH. The Contract's death benefit is not affected by this GMWB SO LONG
AS CONTRACT VALUE IS GREATER THAN ZERO and the Contract is still in the accumulation phase. Upon your death (or the first Owner's death with joint
Owners) while the Contract is still in force, this GMWB terminates without value.

CONTRACT VALUE IS ZERO. With this GMWB, in the event Contract Value is zero, the
GAWA is unchanged and payable SO LONG AS THE FOR LIFE GUARANTEE IS IN EFFECT.
Otherwise, payments will be made while there is value to the GWB (until depleted). If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age at the time of the first payment.

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                                 -------------------------------------------------------------------

AFTER EACH PAYMENT WHEN THE      The GWB is recalculated, equaling the greater of:
CONTRACT VALUE IS ZERO -
                                     * The GWB before the payment less the payment; OR
                                     * Zero.

                                 The GAWA:
                                     *  Is unchanged SO LONG AS THE FOR LIFE GUARANTEE IS IN
                                        effect; OTHERWISE
                                     *  Is recalculated, equaling the lesser of
                                        the GAWA before, or the GWB after, the
                                        payment.
                                 -------------------------------------------------------------------

Payments are made on the periodic basis you elect, but no less frequently than annually. If you die before all scheduled payments are made, then your beneficiary will receive the remainder. All other rights under your Contract cease, except for the right to change beneficiaries. No subsequent premium payments will be accepted. All optional endorsements terminate without value.
And no other death benefit is payable, including the Earnings Protection
Benefit.

SPOUSAL CONTINUATION. In the event of the Owner's death (or the first Owner's death with joint Owners), the beneficiary who is the Owner's spouse may elect to:

          *    Continue the Contract WITH this GMWB - so long as Contract  Value
               is  greater  than  zero,   and  the  Contract  is  still  in  the
               accumulation phase. (The date the spousal beneficiary's  election to  continue  the  Contract  is  in  Good  Order  is  called  the
               Continuation Date.)

                   *    Upon the Owner's death, the For Life Guarantee is void.

                   *    Only the GWB is payable while there is value to it
                        (until depleted).

                   *    Step-Ups will continue automatically or as permitted;
                        otherwise, the above rules for Step-Ups apply.

                   * Contract Anniversaries will continue to be based on the Contract's Issue Date.

                   * If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of death. The
                        GAWA percentage will not change on future Step-Ups, eve if the Contract Value exceeds the BDB.

                   * The Latest Income Date is based on the age of the surviving spouse. Please refer to "Annuitization" subsection below for information regarding the availability of the "Specified Period Income of the GAW" option if the GWB has been continued by a spousal beneficiary upon the death of the original Owner.

        *     Continue the Contract WITHOUT this GMWB (GMWB is terminated).

        * Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the beneficiary's eligibility -
              WHETHER OR NOT THE SPOUSAL BENEFICIARY TERMINATED THE GMWB IN
              CONTINUING THE CONTRACT.

For more information about spousal continuation of a Contract, please see
"Special Spousal Continuation Option" beginning on page 78.

TERMINATION. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

     *    The Income Date;

     * The date of complete withdrawal of Contract Value (full surrender of the Contract);

     *    The date of the Owner's  death (or the first  Owner's death with joint
          Owners), unless the beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;

     * The Continuation Date if the spousal beneficiary elects to continue the Contract without the GMWB; or

     * The date all obligations under this GMWB are satisfied after the Contract has been terminated.

ANNUITIZATION.

         LIFE INCOME OF GAWA. On the Latest Income Date if the For Life
         Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first). The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income
         Option if the Owner dies before the due date of the second payment.

         If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

         SPECIFIED PERIOD INCOME OF THE GAWA. On the Latest Income Date if the
         For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (THIS INCOME OPTION ONLY APPLIES IF THE GMWB HAS BEEN
         CONTINUED BY THE SPOUSAL BENEFICIARY UPON THE DEATH OF THE ORIGINAL
         OWNER, IN WHICH CASE THE SPOUSE BECOMES THE OWNER OF THE CONTRACT AND
         THE LATEST INCOME DATE IS BASED ON THE AGE OF THE SPOUSE.)

         This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the beneficiary, as scheduled.
         The "Specified Period Income of the GAWA" income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

SEE  "GUARANTEED   MINIMUM  WITHDRAWAL  BENEFIT  GENERAL   CONSIDERATIONS"   AND
"GUARANTEED   MINIMUM  WITHDRAWAL  BENEFIT  IMPORTANT  SPECIAL   CONSIDERATIONS"
BEGINNING ON PAGE 36 FOR ADDITIONAL  THINGS TO CONSIDER  BEFORE ELECTING A GMWB;
WHEN ELECTING TO ANNUITIZE YOUR CONTRACT AFTER HAVING  PURCHASED A GMWB; OR WHEN
THE LATEST INCOME DATE IS  APPROACHING  AND YOU ARE THINKING  ABOUT  ELECTING OR
HAVE ELECTED A GMWB.

EFFECT OF GMWB ON TAX DEFERRAL. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract. Please consult your tax and financial advisors before adding this GMWB to a Contract.

JOINT FOR LIFE GUARANTEED MINIMUM WITHDRAWAL BENEFIT WITH ANNUAL STEP-UP
("LIFEGUARD ASCENT WITH JOINT OPTION"). THE DESCRIPTION OF THIS GMWB IS
SUPPLEMENTED BY THE EXAMPLES IN APPENDIX B, PARTICULARLY EXAMPLE 2 FOR THE
VARYING BENEFIT PERCENTAGE, EXAMPLES 6 AND 7 FOR THE STEP-UPS AND EXAMPLE 10 FOR
THE FOR LIFE GUARANTEES.

The election of this GMWB under a non-qualified Contract requires the joint
Owners to be spouses (as defined under the Internal Revenue Code) and each joint
Owner is considered to be a "Covered Life."

The Owners cannot be subsequently changed and new Owners cannot be added. Upon death of either joint Owner, the surviving joint Owner will be treated as the primary beneficiary and all other beneficiaries will be treated as contingent beneficiaries. The For Life Guarantee will not apply to these contingent beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial Owners, and the For Life Guarantee is based on the Annuitant's life who dies last.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person. Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary beneficiary to be spouses
(as defined in the Internal Revenue Code). The Owner and only the primary spousal beneficiary named at the election of this GMWB under a tax-qualified
Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

For tax-qualified Contracts, the Owner and primary spousal beneficiary cannot be changed while both are living. If the Owner dies first, the primary spousal beneficiary will become the Owner upon Spousal Continuation and he or she may name a beneficiary; however, that beneficiary is not considered a Covered Life.
Likewise, if the primary spousal beneficiary dies first, the Owner may name a new beneficiary; however, that beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new beneficiary.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income
Date) for the longer of:

     *    The  lifetime  of the  last  surviving  Covered  Life if the For  Life
          Guarantee is in effect;

                  The For Life Guarantee becomes effective when this GMWB is added to the Contract.

                  So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

         OR

     *    Until  all  withdrawals   under  the  Contract  equal  the  Guaranteed
          Withdrawal Balance (GWB), without regard to Contract Value.

                  The GWB is the guaranteed amount available for future periodic withdrawals.

BECAUSE OF THE FOR LIFE GUARANTEE, YOUR WITHDRAWALS COULD AMOUNT TO MORE THAN
THE GWB. BUT PLEASE NOTE: THE GUARANTEES OF THIS GMWB ARE SUBJECT TO THE
ENDORSEMENT'S TERMS, CONDITIONS, AND LIMITATIONS THAT ARE EXPLAINED BELOW.

Please consult the representative who helped you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Covered Lives 45 to 85 years old (proof of age is required and both Covered Lives must be within the eligible age range). This
GMWB may be added to a Contract on the Issue Date or on any Contract Anniversary and cannot be canceled except by a spousal beneficiary who is not a Covered
Life, who, upon the Owner's death, may elect to continue the Contract without the GMWB. To continue joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation. Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner.

At least 30 calendar days' prior notice and proof of age is required for Good
Order to add this GMWB to a Contract on a Contract Anniversary. THIS GMWB IS NOT
AVAILABLE ON A CONTRACT THAT ALREADY HAS A GMWB (ONLY ONE GMWB PER CONTRACT).
Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect - the greater of the Guaranteed Annual Withdrawal
Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

ELECTION. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

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 WHEN THIS GMWB IS ADDED TO THE    The GWB equals initial premium net of any applicable premium taxes.
 CONTRACT ON THE ISSUE DATE -

                                   The GAWA is determined based on the youngest
                                   Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

                                   The For Life Guarantee becomes effective on
                                   the Contract Issue Date.
                                   ----------------------------------------------------------------------------

                                   ---------------------------------------------------------------------------

 WHEN THIS GMWB IS ADDED TO THE    The GWB equals Contract Value.
 CONTRACT ON ANY CONTRACT
 ANNIVERSARY -

                                   The GAWA is determined based on the youngest
                                   Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

                                   The For Life Guarantee becomes effective on
                                   the Contract Anniversary on which the
                                   endorsement is added.
                                   ---------------------------------------------------------------------------

Premium net of any applicable premium taxes is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value on that date. THE GWB CAN NEVER BE MORE THAN
$5 MILLION (including upon Step-Up), and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner's death, the For Life Guarantee is void unless this GMWB is continued by a spousal beneficiary who is a Covered Life. However, it is possible for this GMWB to be continued without the For Life Guarantee by a spousal beneficiary who is not a Covered Life. Please see the "Spousal
Continuation" subsection below for more information.

WITHDRAWALS. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage is determined based on the youngest Covered Life's attained age at the time of the first withdrawal. THE
GAWA PERCENTAGE FOR EACH AGE GROUP IS:

                                Ages             GAWA Percentage
                          ------------------ -------------------------
                          ------------------ -------------------------
                               45 - 59                  4%
                               60 - 74                  5%
                               75 - 84                  6%
                                 85+                    7%

Withdrawals cause the GWB to be recalculated. Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). The two tables below clarify what happens in either instance. RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. (There is no RMD for non-qualified Contracts.)

REQUIRED MINIMUM DISTRIBUTION CALCULATIONS. For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix B supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because
RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see "RMD NOTES" below for more information.

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WHEN A WITHDRAWAL, PLUS ALL       The GWB is recalculated, equaling the greater of:
PRIOR WITHDRAWALS IN THE
CURRENT CONTRACT YEAR, IS LESS
THAN OR EQUAL TO THE GREATER OF
THE GAWA OR RMD, AS APPLICABLE -
                                       * The GWB before the withdrawal less the withdrawal; OR
                                       * Zero.

                                  The GAWA:
                                       * Is unchanged WHILE THE FOR LIFE GUARANTEE IS IN
                                         effect; OTHERWISE
                                       * Is recalculated, equaling the lesser
                                         of the GAWA before the withdrawal,
                                         or the GWB after the withdrawal.
                                  ------------------------------------------------------------------

The GAWA is NOT reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount - even set equal to the Contract Value. The GAWA is also potentially impacted.

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WHEN A WITHDRAWAL, PLUS ALL       The GWB is recalculated, equaling the lesser of:
PRIOR WITHDRAWALS IN THE
CURRENT CONTRACT YEAR, EXCEEDS
THE GREATER OF THE GAWA OR RMD,
AS APPLICABLE -
                                       *    Contract Value after the withdrawal; OR
                                       *    The greater of the GWB before the withdrawal less the
                                            withdrawal, or zero.

                                  The GAWA is recalculated, equaling the lesser of:
                                       *    The GAWA percentage multiplied by the Contract Value
                                            after the withdrawal; OR
                                       *    The GAWA percentage multiplied by
                                            the GWB after the withdrawal.
                                  ------------------------------------------------------------------

Withdrawals under this GMWB are assumed to be the total amount withdrawn, including any charges and/or adjustments. Withdrawals in excess of free withdrawals may be subject to a withdrawal charge. Any withdrawals from Contract
Value allocated to a Fixed Account option may be subject to an interest rate adjustment.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see "TAXES" beginning on page 79.

If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of either Covered Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

        ------------------------------------------------------------------------
        RMD NOTES: Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals.
        Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract. Initiating and monitoring for compliance with the RMD requirements is the responsibility of the Owner.

        Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. But with this GMWB, the GAWA is based on Contract
        Years. Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

             Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the 2006 Contract Year (ending June 30) is
             $10. The RMDs for calendar years 2005 and 2006 are $14 and $16, respectively. If the Owner takes $7 in each of the two halves of calendar year 2005 and $8 in each of the two halves of calendar year 2006, then at the time the withdrawal in the first half of calendar year 2006 is taken, the Owner will have withdrawn $15.
             Because the sum of the Owner's withdrawals for the 2006 Contract
             Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

        AN EXCEPTION TO THIS GENERAL RULE IS THAT WITH THE CALENDAR YEAR IN
        WHICH YOUR RMDS ARE TO BEGIN (GENERALLY, WHEN YOU REACH AGE 70 1/2),
        HOWEVER, YOU MAY TAKE YOUR RMDS FOR THE CURRENT AND NEXT CALENDAR YEARS
        DURING THE SAME CONTRACT YEAR, AS NECESSARY (SEE EXAMPLE BELOW).

             The following example illustrates this exception. It assumes an individual Owner, born January 1, 1935, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.

             If the Owner delays taking his first RMD (the 2005 RMD) until March
             30, 2006, he may still take the 2006 RMD before the next Contract
             Year begins, June 30, 2006 without exposing the GWB and GAWA to the possibility of adverse recalculation. However, if he takes his second RMD (the 2006 RMD) after June 30, 2006, he should wait until the next Contract Year begins (that is after June 30, 2007) to take his third RMD (the 2007 RMD). Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

        EXAMPLES THAT ARE RELEVANT SPECIFIC TO TAX-QUALIFIED CONTRACTS,
        ILLUSTRATING THIS GMWB, IN VARYING CIRCUMSTANCES AND WITH SPECIFIC
        FACTUAL ASSUMPTIONS, ARE AT THE END OF THE PROSPECTUS IN APPENDIX B,
        PARTICULARLY EXAMPLES 4, 5, AND 7. PLEASE CONSULT THE REPRESENTATIVE WHO
        HELPED YOU PURCHASE YOUR TAX-QUALIFIED CONTRACT, AND YOUR TAX ADVISER,
        TO BE SURE THAT THIS GMWB ULTIMATELY SUITS YOUR NEEDS RELATIVE TO YOUR
        RMD.
        ------------------------------------------------------------------------

PREMIUMS.

                                   ---------------------------------------------

 WITH EACH SUBSEQUENT PREMIUM      The GWB is recalculated, increasing by the
 PAYMENT ON THE CONTRACT -         amount of the premium net of any applicable
                                   premium taxes.

                                   If the premium payment is received after the
                                   first withdrawal, the GAWA is also
                                   recalculated, increasing by:
                                        *  The GAWA percentage multiplied by the
                                           subsequent premium payment net of any
                                           applicable premium taxes; OR
                                        *  The GAWA percentage multiplied by the
                                           increase in the GWB - IF THE MAXIMUM
                                           GWB IS HIT.
                                   ---------------------------------------------

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. THE GWB CAN NEVER BE MORE THAN
$5 MILLION.

STEP-UP. In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a "Step-Up"). UPON ELECTION OF A
STEP-UP, THE GWMB CHARGE MAY BE INCREASED, SUBJECT TO THE MAXIMUM CHARGES LISTED
ABOVE.

In addition to an increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal. The value used to determine whether the GAWA percentage will increase upon Step-Up is called the Benefit Determination Base (BDB). The BDB equals initial premium net of any applicable premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added, if elected after issue. Withdrawals do not affect the BDB.
Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes. In addition, unlike the GWB, the BDB is not subject to any maximum amount. Therefore, it is possible for the BDB to be more than $5 million.

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WITH A STEP-UP -          The GWB equals Contract Value (subject to a $5 million maximum).

                          If the Contract Value is greater than the BDB prior to the Step-Up then the BDB is set to equal the Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWA
                          PERCENTAGE is recalculated based on the attained age of the youngest
                          Covered Life.
                              *    The GAWA percentage will not be recalculated
                                   upon step-ups following Spousal Continuation
                                   if the spouse electing Spousal Continuation
                                   is not a Covered Life.

                          If the Step-Up occurs after the first withdrawal, the
                          GAWA is recalculated, equaling the greater of:
                              * The GAWA percentage multiplied by the new GWB, OR
                              * The GAWA prior to Step-Up.
                          ----------------------------------------------------------------------------

PLEASE NOTE: WITHDRAWALS FROM THE CONTRACT REDUCE THE GWB AND CONTRACT VALUE BUT
DO NOT AFFECT THE BDB. IN THE EVENT OF WITHDRAWALS, THE BDB REMAINS UNCHANGED.
THEREFORE, BECAUSE THE CONTRACT VALUE MUST BE GREATER THAN THE BDB PRIOR TO
STEP-UP IN ORDER FOR THE GAWA PERCENTAGE TO INCREASE, A GAWA PERCENTAGE INCREASE
MAY BECOME LESS LIKELY WHEN CONTINUING WITHDRAWALS ARE MADE FROM THE CONTRACT.

Step-Ups occur automatically upon each of the first ten Contract Anniversaries from the endorsement's effective date. Thereafter, a Step-Up is allowed at any time upon your request, so long as there is at least one year between Step-Ups.
THE GWB CAN NEVER BE MORE THAN $5 MILLION WITH A STEP-UP. HOWEVER, AUTOMATIC
STEP-UPS STILL OCCUR AND ELECTED STEP-UPS ARE STILL PERMITTED EVEN WHEN THE GWB
IS AT THE MAXIMUM OF $5 MILLION IF THE CONTRACT VALUE IS GREATER THAN THE BDB
AND THE GAWA PERCENTAGE WOULD INCREASE. A request for Step-Up is processed and effective on the date received in Good Order. Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

OWNER'S DEATH. The Contract's death benefit is not affected by this GMWB SO LONG
AS CONTRACT VALUE IS GREATER THAN ZERO and the Contract is still in the accumulation phase. Upon the death of the sole Owner of a qualified Contract or the death of either joint Owner of a non-qualified Contract while the Contract is still in force, this GMWB terminates without value. Please see the information beginning on page 65 regarding the required ownership and beneficiary structure under both qualified and non-qualified Contracts when selecting the Joint For Life GMWB With Annual Step-Up benefit.

CONTRACT VALUE IS ZERO. With this GMWB, in the event Contract Value is zero, the
GAWA is unchanged and payable SO LONG AS THE FOR LIFE GUARANTEE IS IN EFFECT AND
AT LEAST ONE COVERED LIFE REMAINS ALIVE. Otherwise, payments will be made while there is value to the GWB (until depleted). If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the youngest Covered Life's attained age at the time of the first payment.

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AFTER EACH PAYMENT WHEN THE       The GWB is recalculated, equaling the greater of:
CONTRACT VALUE IS ZERO -
                                      * The GWB before the payment less the payment; OR
                                      * Zero.
                                  The GAWA:
                                      *  Is unchanged SO LONG AS THE FOR LIFE GUARANTEE IS IN
                                         EFFECT; OTHERWISE
                                      *  Is recalculated, equaling the lesser of
                                         the GAWA before, or the GWB after, the
                                         payment.
                                  ------------------------------------------------------------------

Payments are made on the periodic basis you elect, but not less frequently than annually. If you die before all scheduled payments are made, then your beneficiary will receive the remainder of the GWB in the form of continuing scheduled payments. All other rights under your Contract cease, except for the right to change beneficiaries. No subsequent premium payments will be accepted. All optional endorsements terminate without value. And no other death benefit is payable, including the Earnings Protection Benefit.

SPOUSAL CONTINUATION. In the event of the Owner's (or either joint Owner's) death, the surviving spousal beneficiary may elect to:

        * Continue the Contract WITH this GMWB - so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

                   * If the surviving spouse is a Covered Life, then the For Life Guarantee remains effective on and after the Continuation Date.

                      If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void. However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

                   * For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee. The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

                   * Step-Ups will continue automatically or as permitted in accordance with the above rules for Step-Ups.

                   * Contract Anniversaries will continue to be based on the original Contract's Issue Date.

                   * If the surviving spouse is a Covered Life, the GAWA percentage will continue to be calculated and/or recalculated based on the youngest Covered Life's attained age.

                   * If the surviving spouse is not a Covered Life and if the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age at the time of death. The GAWA percentage will not change on future Step-Ups.

                   * The Latest Income Date is based on the age of the surviving spouse. Please refer to "Annuitization" subsection below for information regarding the additional Income Options available on the Latest Income Date.

                   * A new joint Owner may not be added in a non-qualified Contract if a surviving spouse continues the Contract.

        * Continue the Contract WITHOUT this GMWB (GMWB is terminated) if the surviving spouse is not a Covered Life. Thereafter, no GMWB charge will be assessed. If the surviving spouse is a Covered Life, the Contract cannot be continued without this GMWB.

        * Add another GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the spousal beneficiary's eligibility, and provided that this GMWB was terminated on the Continuation Date.

For more information about spousal continuation of a Contract, please see "Special Spousal Continuation Option" beginning on page 78.

TERMINATION. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

     *    The Income Date;

     * The date of complete withdrawal of Contract Value (full surrender of the Contract);

     * The date of death of the Owner (or either joint Owner), UNLESS the beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB (continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee if the surviving spouse is a Covered Life);

     * The Continuation Date on a Contract if the spousal beneficiary, who is not a Covered Life, elects to continue the Contract without the GMWB; or

     * The date all obligations under this GMWB are satisfied after the Contract has been terminated.

ANNUITIZATION.

         JOINT LIFE INCOME OF GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life. The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

         If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

         SPECIFIED PERIOD INCOME OF THE GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (THIS INCOME OPTION ONLY APPLIES IF THE GMWB HAS BEEN CONTINUED BY THE SPOUSAL BENEFICIARY AND THE SPOUSAL BENEFICIARY IS NOT A COVERED LIFE IN WHICH CASE THE SPOUSE BECOMES THE OWNER OF THE CONTRACT AND THE LATEST INCOME DATE IS BASED ON THE AGE OF THE SPOUSE.)

         This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the beneficiary, as scheduled.

         The "Specified Period Income of the GAWA" income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

SEE "GUARANTEED MINIMUM WITHDRAWAL BENEFIT GENERAL CONSIDERATIONS" AND "GUARANTEED MINIMUM WITHDRAWAL BENEFIT IMPORTANT SPECIAL CONSIDERATIONS" BEGINNING ON PAGE 36 FOR ADDITIONAL THINGS TO CONSIDER BEFORE ELECTING A GMWB; WHEN ELECTING TO ANNUITIZE YOUR CONTRACT AFTER HAVING PURCHASED A GMWB; OR WHEN THE LATEST INCOME DATE IS APPROACHING AND YOU ARE THINKING ABOUT ELECTING OR HAVE ELECTED A GMWB.

EFFECT OF GMWB ON TAX DEFERRAL. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract. Please consult your tax and financial advisors before adding this GMWB to a Contract.

SYSTEMATIC WITHDRAWAL PROGRAM. You can arrange to have money automatically sent to you periodically while your Contract is still in the accumulation phase. You may withdraw a specified dollar amount (of at least $50 per withdrawal), a specified percentage or earnings. Your withdrawals may be on a monthly, quarterly, semi-annual or annual basis. If you have arranged for systematic withdrawals, schedule any planned Step-Up under a GMWB to occur prior to the withdrawal. Example 7 in Appendix B illustrates the consequences of a withdrawal preceding a Step-Up. There is no charge for the Systematic Withdrawal Program; however, you will have to pay taxes on the money you receive. In addition, withdrawals you make before you reach 59 1/2 may be subject to a 10% tax penalty. You may also be subject to a withdrawal charge and an interest rate adjustment.

We reserve the right to discontinue offering this program in the future.

SUSPENSION OF WITHDRAWALS OR TRANSFERS. Jackson may be required to suspend or delay withdrawals or transfers from an Investment Division when:

     a) the New York Stock Exchange is closed (other than customary weekend and holiday closings);

     b)   trading on the New York Stock Exchange is restricted;

     c) an emergency exists so that it is not reasonably practicable to dispose of securities in the Separate Account or determine the division value of its assets; or

     d)   the SEC, by order, may permit for the protection of Owners.

The applicable rules and regulations of the SEC will govern whether the conditions described in (b) and/or (c) exist.

Jackson has reserved the right to defer payment for a withdrawal or transfer from the guaranteed fixed accounts and the indexed fixed account option for the period permitted by law, but not more than six months.

                       INCOME PAYMENTS (THE INCOME PHASE)

The income phase occurs when you begin receiving regular payments from your Contract. The Income Date is the day on which those payments begin. The Income Date must be at least one year after your Contract is issued. You can choose the Income Date and an income option. The income options are described below.

If you do not choose an income option, we will assume that you selected Option 3 which provides a life annuity with 120 months of guaranteed payments.

You can change the Income Date or income option at least 7 days before the income date. You must give us notice seven days before the scheduled income date. Income payments must begin by your 90th birthday under a non-qualified Contract (or an earlier date if required by law).

At the income date, you can choose whether payments will come from the guaranteed fixed accounts, the Investment Divisions or both. Unless you tell us otherwise, your income payments will be based on the Allocation Options that were in place on the income date. Unless you tell us otherwise, amounts in an indexed fixed account option will be applied to payments from the guaranteed fixed accounts.

You can choose to have income payments made monthly, quarterly, semi-annually, or annually. However, if you have less than $5,000 to apply toward an income option and state law permits, Jackson may provide your payment in a single lump sum, part of which may be taxable as Federal Income. Likewise, if your first income payment would be less than $50 and state law permits, Jackson may set the frequency of payments so that the first payment would be at least $50.

If the assumed net investment rate is a lower percentage, for example, 3% versus 4.5% under a particular Annuity Option, the initial payment will be smaller if a 3% assumed net investment rate applies instead of a 4.5% assumed net investment rate, but, all other things being equal, the subsequent 3% assumed net investment rate payments have the potential for increasing in amount by a larger percentage and for decreasing in amount by a smaller percentage.

INCOME PAYMENTS FROM INVESTMENT DIVISIONS. If you choose to have any portion of your income payments come from the Investment Division(s), the dollar amount of your payment will depend upon three things:

     1. the value of your Contract in the Investment Division(s) on the income date;

     2. the 3% assumed investment rate used in the annuity table for the Contract; and

     3.   the performance of the Investment Divisions you selected.

Jackson calculates the dollar amount of the first income payment that you receive from the Investment Divisions. We then use that amount to determine the number of annuity units that you hold in each Investment Division. The amount of each subsequent income payment is determined by multiplying the number of annuity units that you hold in an Investment Division by the annuity unit value for that Investment Division.

The number of annuity units that you hold in each Investment Division does not change unless you reallocate your Contract Value among the Investment Divisions. The annuity unit value of each Investment Division will vary based on the investment performance of the Funds. If the actual investment performance exactly matches the assumed rate at all times, the amount of each income payment will remain equal. If the actual investment performance exceeds the assumed rate, your income payments will increase. Similarly, if the actual investment performance is less than the assumed rate, your income payments will decrease.

INCOME OPTIONS. The annuitant is the person whose life we look to when we make income payments. (Each description assumes that you are the Owner and annuitant.) The following income options may not be available in all states.

OPTION 1 - Life Income. This income option provides monthly payments for your life.

OPTION 2 - Joint and Survivor Annuity. This income option provides monthly payments for your life and for the life of another person (usually your spouse) selected by you.

OPTION 3 - Life Annuity With 120 or 240 Monthly Payments. This income option provides monthly payments for the annuitant's life, but with payments continuing to the beneficiary for the remainder of 10 or 20 years (as you select) if the annuitant dies before the end of the selected period. If the beneficiary does not want to receive the remaining scheduled payments, a single lump sum payment may be requested, which will be equal to the present value of the remaining payments (as of the date of calculation) discounted at an interest rate that will be no more than 1% higher than the rate used to calculate the initial payment.

OPTION 4 - Income for a Specified Period. This income option provides monthly payments for any number of years from 5 to 30. If the beneficiary does not want to receive the remaining scheduled payments, a single lump sum may be requested, which will be equal to the present value of the remaining payments (as of the date of calculation) discounted at an interest rate that will be no more than 1% higher than the rate used to calculate the initial payment.

ADDITIONAL OPTIONS - Other income options may be made available by Jackson.

                                  DEATH BENEFIT

The death benefit paid to your beneficiary upon your death is calculated as of the date we receive all required documentation which includes but is not limited to due proof of death and a completed claim form from the beneficiary of record (if there are multiple beneficiaries, we will calculate the death benefit when we receive this documentation from the first beneficiary). The death benefit paid will be the basic Contract death benefit unless you have selected the Maximum Anniversary Value death benefit. If you have the Maximum Anniversary Value death benefit, the difference between the account value and the Maximum Anniversary Value death benefit will be put into your account as of the date we receive completed claim forms and proof of death from the beneficiary of record and will be allocated among investment options according to future allocations on file for your account as of that date. Each beneficiary will receive their portion of the remaining value, subject to market fluctuations, when their option election form is received at our Home Office in Lansing, Michigan.

The effects of any GMWB on the amount payable to your beneficiaries upon your death should be considered before selecting a GMWB. See the individual GMWB subsections earlier in this prospectus under "ACCESS TO YOUR MONEY" for information about how the GMWB endorsements work.

DEATH OF OWNER BEFORE THE INCOME DATE. If you die before moving to the income phase, the person you have chosen as your beneficiary will receive a death benefit. If you have a joint Owner, the death benefit will be paid when the first joint Owner dies. The surviving joint Owner will be treated as the beneficiary. Any other beneficiary designated will be treated as a contingent beneficiary. Jackson may limit permissible joint Owners to spouses.

BASE CONTRACT DEATH BENEFIT

The death benefit equals:

     1.   current Contract Value; OR

     2. the total premiums (less withdrawals, charges and premium taxes) compounded at 5% (4% if the Owner is age 70 or older at the date of issue); OR

     3. the Contract Value at the end of the 7th Contract year PLUS all premiums paid since the 7th year (less withdrawals, withdrawal charges and premium taxes incurred since the 7th year) compounded at 5% (4% if the Owner is age 70 or older at the date of issue);

 -- whichever is GREATEST.

The death benefit under 2 and 3 will never exceed 250% of premiums paid, less partial withdrawals, charges and tax incurred. The death benefit under 2 and 3 may not be available in all states.

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT OPTION (must be elected at issue)

The death benefit equals:

     1.   current Contract Value; OR

     2. the total premiums (less withdrawals, charges and taxes) compounded at 5% (4% if the Owner is age 70 or older at the date of issue) OR

     3. the Contract Value at the end of the 7th Contract year PLUS all premiums paid since the 7th year (less withdrawals, charges and taxes incurred since the 7th year) compounded at 5% (4% if the Owner is age 70 or older at the date of issue); OR

     4. the greatest Contract Value at any Contract anniversary prior to the Owner's 81st birthday, reduced proportionally by any withdrawals subsequent to that Contract anniversary in the same proportion that the Contract Value was reduced on the date of a withdrawal, plus any premium paid subsequent to that Contract anniversary.

-- whichever is GREATEST.

The Maximum Anniversary Value Death Benefit Option may not be available in all states and is not available to Contract Owners greater than age 80.

The death benefit determined under item 2 or item 3 of the Maximum Anniversary Value Death Benefit Option is limited to never exceed 250% of premiums paid, less withdrawals, charges, and taxes incurred.

The additional insurance charge for the Maximum Anniversary Value Death Benefit Option will continue to be deducted after you reach age 81, although the highest Contract Value on any anniversary after age 81 will not be paid.

This amount will be determined as of the end of the Business Day when due proof of the Owner's death is satisfactory to us and an election as to the type of Death Benefit Option is received by the Company at its Annuity Service Center.

In determining the current Contract Value to be paid upon distribution due to the Owner's death, the amount attributable to Indexed Fixed Options will be the sum of the Indexed Fixed Option Values on the Index Determination Date immediately preceding the date we receive a complete request for payment in Good Order.

From the time of death of the Owner until the death benefit amount is determined, any amount allocated to an Investment Division will be subject to investment risk. This investment risk is borne by the beneficiary(ies).

The death benefit can be paid under one of the following death benefit options:

     o    single lump sum payment; or

     o    payment of entire death  benefit  within 5 years of the date of death;
          or

     o payment of the entire death benefit under an income option over the beneficiary's lifetime or for a period not extending beyond the beneficiary's life expectancy; or payment of a portion of the death benefit under an income option over the beneficiary's lifetime or for a period not extending beyond the beneficiary's life expectancy, with the balance of the death benefit payable to the beneficiary.

Under these income options, the beneficiary may also elect to receive additional lump sums at any time. The receipt of any additional lump sums will reduce the future income payments to the beneficiary.

Unless the beneficiary chooses to receive the entire death benefit in a single sum, the beneficiary must elect an income option within the 60-day period beginning with the date Jackson receives proof of death and payments must begin within one year of the date of death. If the beneficiary chooses to receive some or all of the death benefit in a single sum and all the necessary requirements are met, Jackson will pay the death benefit within seven days. If the beneficiary is your spouse, he/she can continue the Contract in his/her own name at the then current Contract Value.

As Owner, you may also make a predetermined selection of the death benefit option to be paid if your death occurs before the income date. If this Preselected Death Benefit Option Election is in force at the time of your death, the payment of the death benefit may not be postponed, nor can the Contract be continued under any other provisions of this Contract. This restriction applies even if the beneficiary is your spouse, unless such restriction is prohibited by the Internal Revenue Code. The Preselected Death Benefit Option may not be available in your state.

EARNINGS PROTECTION BENEFIT ("EARNINGSMAX"). The Earnings Protection Benefit is an optional benefit that may increase the amount of the death benefit payable at your death. If you are 75 years of age or younger when your Contract is issued, you may elect the Earnings Protection Benefit when the Contract is issued.

If you are under the age of 70 when your Contract is issued and you elect the Earnings Protection Benefit then, the amount that will be added to the death benefit that is otherwise payable is 40% of the earnings in your Contract, subject to the limit described below.

If you are between the ages of 70 - 75 when your Contract is issued and you elect the Earnings Protection Benefit, the amount that will be added to the death benefit that is otherwise payable is 25% of the earnings in your Contract, subject to the limit described below.

For purposes of this benefit, we define earnings as the amount by which the sum of your Contract Value in the Separate Account and the Fixed Account (including the Indexed Fixed Option) exceeds the total premiums paid into the Contract (less prior withdrawals, withdrawal charges and premium taxes applicable to the withdrawals). For purposes of this calculation, your Indexed Fixed Option value will be the amount allocated to the Indexed Fixed Option accumulated at 3% annually and adjusted for any withdrawals and associated charges. If the earnings amount is negative, i.e., the total premiums paid into your Contract (adjusted for any withdrawals and associated charges) are greater than the Contract Value, no Earnings Protection Benefit will be paid.

In determining the maximum amount of earnings on which we will calculate your Earnings Protection Benefit, we do not take into consideration any earnings above 100% of the total premiums paid (adjusted for any withdrawals and associated charges). Premiums paid in the 12 months prior to the date of your death (other than your initial premium if you die in the first Contract Year) are excluded.

As described below, if your spouse exercises the Special Spousal Continuation Option upon your death, we will increase the Contract Value at that time to reflect any otherwise payable Earnings Protection Benefit. In addition, upon your spouse's death we will pay an Earnings Protection Benefit if your Contract has accrued additional earnings since your death. In calculating that benefit, we will not take into consideration earnings accrued on or prior to the Continuation Date (as defined in "Special Spousal Continuation Option" below). In addition, the maximum earnings on which we calculate the Earnings Protection Benefit will be based solely upon premiums paid after the Continuation Date (adjusted for withdrawals and associated charges). Premiums paid in the 12 months prior to the date of your spouse's death are excluded.

You must elect the Earnings Protection Benefit when you apply for your Contract. Once elected, the benefit may not be terminated.

No Earnings Protection Benefit will be paid:

     1.   if the Contract is in the income phase at the time of your death;

     2.   if there are no earnings in the Contract.

Moreover, no additional Earnings Protection Benefit will be paid if your spouse exercises the Special Spousal Continuation Option (described below) after your death and does not pay any premiums into the Contract after the Continuation Date.

If you elect this benefit, during the accumulation phase of the Contract we will deduct a charge of 0.20% of the daily net asset value of the Funds. This charge is in addition to the other charges that are deducted from your Contract.

This charge continues if your spouse elects to continue the Contract under the Special Spousal Continuation Option. Please note that we collect this charge even if your spouse does not pay any additional premium after the Continuation Date and therefore is not eligible for an Earnings Protection Benefit upon his or her death. In addition, if your spouse pays little or no premium after the Continuation Date, the potential Earnings Protection Benefit may be much lower than it was prior to the Continuation Date. We continue to collect this charge at the same rate because the level of this charge is based on the expected Contract Value and duration of all Contracts having the Earnings Protection Benefit and Special Spousal Continuation Option Endorsements.

Contract value is determined as of the date we receive complete claim forms and due proof of death from the beneficiary of record. If you allocated money to the Indexed Fixed Option, the earnings for purposes of calculating this benefit will be determined by accumulating such money at 3% interest (adjusted for any withdrawals and associated charges) from the time such allocation was made.

The Earnings Protection Benefit may not be available in your state or through the broker-dealer with which your financial advisor is affiliated. See your financial advisor for information regarding the availability of the Earnings Protection Benefit.

SPECIAL SPOUSAL CONTINUATION OPTION. If your spouse is the beneficiary and elects to continue the Contract in his or her own name after your death, pursuant to the Special Spousal Continuation Option no death benefit will be paid at that time. Instead, we will contribute to the Contract a Continuation Adjustment, which is the amount by which the death benefit that would have been payable (including the Earnings Enhancement Benefit, if any) exceeds the Contract Value. We calculate this amount using the Contract Value and death benefit as of the date we receive complete forms and due proof of death from the beneficiary of record and the spousal beneficiary's written request to continue the Contract (the "Continuation Date"). We will add this amount to the Contract based on the allocation instructions at the time of your death subject to any minimum allocation restrictions, unless we receive other allocation instructions from your spouse. The Special Spousal Continuation Option may not be available in your state or through the broker-dealer with which your financial advisor is affiliated. See your financial advisor for information regarding the availability of the Special Spousal Continuation Option.

If you have Contract Value in the Indexed Fixed Option on the Continuation Date, we will transfer your Indexed Fixed Option value to the one-year guaranteed fixed account option. Your spouse may then transfer this amount to any available Investment Divisions or guaranteed fixed account option, but your spouse may not transfer this amount back into the Indexed Fixed Option. If you subsequently withdraw any of the amount transferred, we may charge a withdrawal charge on any portion of the amount withdrawn attributable to premium. We will base the withdrawal charge on the number of years since the premium originally was allocated to the Indexed Fixed Option. Contract value may remain in the Indexed Fixed Option if your spouse continues the Contract other than under the Special Spousal Continuation Option. This means of spousal continuation of the Contract does not include a Continuation Adjustment.

If your spouse continues the Contract in his/her own name, the new Contract Value will be considered the initial premium for purposes of determining any future death benefit, including any Earnings Protection Benefit, under the Contract. The age of the surviving spouse at the time of the continuation of the Contract will be used to determine all benefits under the Contract.

If your spouse elects to continue the Contract, your spouse, as new Owner, cannot terminate certain optional benefits you might have elected. However, a GMWB will terminate upon your death (and no further GMWB charges will be deducted), unless your spouse is eligible for the benefit and elects to continue it with the Contract. For more information, please see the individual GMWB subsections earlier in this prospectus under "Access To Your Money."

The optional benefits that cannot be terminated by your spouse are the Maximum Anniversary Value Death Benefit and the Earnings Protection Benefit. The Contract, and these two optional benefits, remain the same. Your spouse will also be subject to the same fees, charges and expenses under the Contract as you were. In particular, the charge for the Earnings Protection Benefit will remain the same even though, as discussed in "Earnings Protection Benefit" above, in certain circumstances the potential benefit will be lower after the Continuation Date. Your spouse should weigh this cost against the potential benefits, in deciding whether to exercise the Special Spousal Continuation Option.

Even if your spouse pays premiums after the Continuation Date, no Earnings Protection Benefit will apply if your spouse is 76 or older when the Contract is continued, even though charges for the benefit are assessed.

If you have elected the Preselected Death Benefit Option the Contract cannot be continued under the Special Spousal Continuation Option, unless preventing continuation would be prohibited by the Internal Revenue Code. The Preselected Death Benefit Option may not be available in your state.

DEATH OF OWNER ON OR AFTER THE INCOME DATE. If you or a joint Owner die on or after the income date, any remaining payments under the income option elected will continue at least as rapidly as under the method of distribution in effect at the date of death. If you die, the beneficiary becomes the Owner. If the joint Owner dies, the surviving joint Owner, if any, will be the designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. A contingent beneficiary is entitled to receive payment only after the beneficiary dies.

DEATH OF ANNUITANT. If the annuitant is not an Owner or joint Owner and the annuitant dies before the income date, you can name a new annuitant, subject to our underwriting rules. If you do not name a new annuitant within 30 days of the death of the annuitant, you will become the annuitant. However, if the Owner is a non-natural person (for example, a corporation), then the death of the annuitant will be treated as the death of the Owner, and a new annuitant may not be named.

If the annuitant dies on or after the income date, any remaining payments will be as provided for in the income option selected. Any remaining payments will be paid at least as rapidly as under the method of distribution in effect at the annuitant's death.

                                      TAXES

THE FOLLOWING IS ONLY GENERAL INFORMATION AND IS NOT INTENDED AS TAX ADVICE TO ANY INDIVIDUAL. ADDITIONAL TAX INFORMATION IS INCLUDED IN THE SAI. YOU SHOULD CONSULT YOUR OWN TAX ADVISER AS TO HOW THESE GENERAL RULES WILL APPLY TO YOU IF YOU PURCHASE A CONTRACT.

CONTRACT OWNER TAXATION

TAX-QUALIFIED AND NON-QUALIFIED CONTRACTS. If you purchase the Contract as a part of a tax-qualified plan such as an Individual Retirement Annuity (IRA), Tax-Sheltered Annuity (sometimes referred to as 403(b) Contract), or pension or profit-sharing plan (including a 401(k) Plan or H.R. 10 Plan), your Contract will be what is referred to as a tax-qualified contract. Tax deferral under a tax-qualified contract arises under the specific provisions of the Internal Revenue Code (Code) governing the tax-qualified plan, so a tax-qualified contract should be purchased only for the features and benefits other than tax deferral that are available under a tax-qualified contract, and not for the purpose of obtaining tax deferral. You should consult your own adviser regarding these features and benefits of the Contract prior to purchasing a tax-qualified Contract.

If you do not purchase the Contract as a part of any tax-qualified pension plan, specially sponsored program or an individual retirement annuity, your Contract will be what is referred to as a non-qualified contract.

The amount of your tax liability on the earnings under and the amounts received from either a tax-qualified or a non-qualified Contract will vary depending on the specific tax rules applicable to your Contract and your particular circumstances.

NON-QUALIFIED CONTRACTS - GENERAL TAXATION. Increases in the value of a non-qualified Contract attributable to undistributed earnings are generally not taxable to the Contract Owner or the annuitant until a distribution (either as a withdrawal or as an income payment) is made from the Contract. This tax deferral is generally not available under a non-qualified Contract owned by a non-natural person (e.g., corporation or certain other entities other than a trust holding the Contract as an agent for a natural person). Also loans based on a non-qualified Contract are treated as distributions.

NON-QUALIFIED CONTRACTS - AGGREGATION OF CONTRACTS. For purposes of determining the taxability of a distribution, the Code provides that all non-qualified contracts issued by us (or an affiliate) to you during any calendar year must be treated as one annuity contract. Additional rules may be promulgated under this Code provision to prevent avoidance of its effect through the ownership of serial contracts or otherwise.

NON-QUALIFIED CONTRACTS - WITHDRAWALS AND INCOME PAYMENTS. Any withdrawal from a non-qualified Contract is taxable as ordinary income to the extent it does not exceed the accumulated earnings under the Contract. A part of each income payment under a nonqualified Contract is generally treated as a non-taxable return of premium. The balance of each income payment is taxable as ordinary income. The amounts of the taxable and non-taxable portions of each income payment are determined based on the amount of the investment in the Contract and the length of the period over which income payments are to be made. Income payments received after all of your investment in the Contract is recovered are fully taxable as ordinary income. Additional information is provided in the SAI.

The Code also imposes a 10% penalty on certain taxable amounts received under a non-qualified Contract. This penalty tax will not apply to any amounts: (1) paid on or after the taxpayer reaches age 59 1/2; (2) paid to a beneficiary after you die; (3) paid if the recipient becomes totally disabled (as that term is defined in the Code); (4) paid in a series of substantially equal periodic payments made annually (or more frequently) for life (or life expectancy) or a period not exceeding the joint lives (or joint life expectancies) of the recipient and a beneficiary; (5) paid under an immediate annuity; or (6) which come from premiums made prior to August 14, 1982.

NON-QUALIFIED CONTRACTS - REQUIRED DISTRIBUTIONS. In order to be treated as an annuity contract for federal income tax purposes, the Code requires any nonqualified contract issued after January 18, 1985 to provide that (a) if an owner dies on or after the annuity starting date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner's death; and (b) if an owner dies prior to the annuity starting date, the entire interest in the contract must be distributed within five years after the date of the owner's death.

The requirements of (b) above can be considered satisfied if any portion of the Owner's interest which is payable to or for the benefit of a "designated beneficiary" is distributed over the life of such beneficiary or over a period not extending beyond the life expectancy of that beneficiary and such distributions begin within one year of that Owner's death. The Owner's "designated beneficiary," who must be a natural person, is the person designated by such Owner as a beneficiary and to whom ownership of the Contract passes by reason of death. However, if the Owner's "designated beneficiary" is the surviving spouse of the Owner, the contract may be continued with the surviving spouse as the new Owner.

TAX-QUALIFIED CONTRACTS - WITHDRAWALS AND INCOME PAYMENTS. The Code imposes limits on loans, withdrawals, and income payments under tax-qualified Contracts. The Code also imposes required minimum distribution for tax-qualified Contracts and a 10% penalty on certain taxable amounts received prematurely under a tax-qualified Contract. These limits, required minimum distributions, tax penalties and the tax computation rules are summarized in the SAI. Any withdrawals under a tax-qualified Contract will be taxable except to the extent they are allocable to an investment in the Contract (any after-tax contributions). In most cases, there will be little or no investment in the Contract for a tax-qualified Contract because contributions will have been made on a pre-tax or tax-deductible basis.

WITHDRAWALS - TAX-SHELTERED ANNUITIES. The Code limits the withdrawal of amounts attributable to purchase payments made under a salary reduction agreement from Tax-Sheltered Annuities. Withdrawals can only be made when an Owner: (1) reaches age 59 1/2; (2) leaves his/her job; (3) dies; (4) becomes disabled (as that term is defined in the Code); or (5) in the case of hardship. However, in the case of hardship, the Owner can only withdraw the premium and not any earnings.

WITHDRAWALS - ROTH IRAS. Subject to certain limitations, individuals may also purchase a new type of non-deductible IRA annuity, known as a Roth IRA annuity. Qualified distributions from Roth IRA annuities are entirely federal income tax free. A qualified distribution requires that the individual has held the Roth IRA annuity for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on account of the individual's death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual or for a spouse, child, grandchild, or ancestor.

CONSTRUCTIVE WITHDRAWALS - INVESTMENT ADVISER FEES. Withdrawals from non-qualified Contracts for the payment of investment adviser fees will be considered taxable distributions from the Contract. In a series of Private Letter Rulings, however, the Internal Revenue Service has held that the payment of investment adviser fees from a tax-qualified Contract need not be considered a distribution for income tax purposes. Under the facts in these Rulings: (i) there was a written agreement providing for payments of the fees solely from the annuity Contract, (ii) the Contract Owner had no liability for the fees, and
(iii) the fees were paid solely from the annuity Contract to the adviser.

EXTENSION OF LATEST INCOME DATE. If you do not annuitize your non-qualified Contract on or before the latest income date, it is possible that the IRS could challenge the status of your Contract as an annuity Contract for tax purposes. The result of such a challenge could be that you would be viewed as either constructively receiving the increase in the Contract Value each year from the inception of the Contract or the entire increase in the Contract Value would be taxable in the year you attain age 90. In either situation, you could realize taxable income even if the Contract proceeds are not distributed to you at that time. Accordingly, before purchasing a Contract, you should consult your tax advisor with respect to these issues.

DEATH BENEFITS. None of the death benefits paid under the Contract to the beneficiary will be tax-exempt life insurance benefits. The rules governing the taxation of payments from an annuity Contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments. Estate or gift taxes may also apply.

IRS APPROVAL. The Contract, and all riders attached thereto, have been approved by the IRS for use as an Individual Retirement Annuity prototype.

ASSIGNMENT. An assignment of a Contract will generally be a taxable event. Assignments of a tax-qualified Contract may also be limited by the Code and ERISA. These limits are summarized in the SAI. You should consult your tax adviser prior to making any assignment of a Contract.

DIVERSIFICATION. The Code provides that the underlying investments for a non-qualified variable annuity must satisfy certain diversification requirements in order to be treated as an annuity Contract. Jackson believes that the underlying investments are being managed so as to comply with these requirements.

OWNER CONTROL. In a Revenue Ruling issued in 2003, the Internal Revenue Service
(IRS) considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the contract owners could exercise over the investment assets held by the insurance company under these variable contracts was not sufficient to cause the contract owners to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under the Contract, like the contracts described in the Revenue Ruling, there will be no arrangement, plan, contract or agreement between the contract owner and Jackson regarding the availability of a particular investment option and other than the contract owner's right to allocate premiums and transfer Funds among the available sub-accounts, all investment decisions concerning the sub-accounts will be made by the insurance company or an advisor in its sole and absolute discretion.

The Contract will differ from the contracts described in the Revenue Ruling, in two respects. The first difference is that the contract in the Revenue Ruling provided only 12 investment options with the insurance company having the ability to add an additional 8 options whereas a Contract offers 78 Investment Divisions and at least one Fixed Account option, although a Contract Owner can select no more than 18 Allocation Options at any one time. The second difference is that the owner of a contract in the Revenue Ruling could only make one transfer per 30-day period without a fee whereas during the accumulation phase, a Contract Owner will be permitted to make up to 15 transfers in any one year without a charge.

The Revenue Ruling states that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. Jackson does not believe that the differences between the Contract and the contracts described in the Revenue Ruling with respect to the number of investment choices and the number of investment transfers that can be made under the contract without an additional charge should prevent the holding in the Revenue Ruling from applying to the owner of a Contract. At this time, however, it cannot be determined whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. We reserve the right to modify the Contract to the extent required to maintain favorable tax treatment.

WITHHOLDING. In general, distributions from a Contract are subject to 10% federal income tax withholding unless you elect not to have tax withheld. Some states have enacted similar rules. Different rules may apply to payments delivered outside the United States.

Any distribution from a tax-qualified contract eligible for rollover will be subject to federal tax withholding at a mandatory 20% rate unless the distribution is made as a direct rollover to a tax-qualified plan or to an individual retirement account or annuity.

The Code generally allows the rollover of most distributions to and from tax-qualified plans, tax-sheltered annuities, Individual Retirement Annuities and eligible deferred compensation plans of state or local governments. Distributions which may not be rolled over are those which are:

         (a) one of a series of substantially equal annual (or more frequent) payments made (a) over the life or life expectancy of the employee, (b) the joint lives or joint life expectancies of the employee and the employee's beneficiary, or (c) for a specified period of ten years or more;

         (b)  a required minimum distribution;

         (c)  a hardship withdrawal; or

         (d)  the non-taxable portion of a distribution.

JACKSON TAXATION

We will pay company income taxes on the taxable corporate earnings created by this separate account product adjusted for various permissible deductions and certain tax benefits discussed below. While we may consider company income tax liabilities and tax benefits when pricing our products, we do not currently include our income tax liabilities in the charges you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future. (We do impose a so-called "Federal (DAC) Tax Charge" under variable life insurance policies, but the "Federal (DAC) Tax Charge" merely compensates us for the required deferral of acquisition cost and does not constitute company income taxes.)

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; (ii) product Owners are not the owners of the assets generating the benefits under applicable income tax law; and (iii), while we impose a so-called "Federal (DAC) tax charge" under variable life insurance policies, we do not currently include company income taxes in the charges Owners pay under the products.

                                OTHER INFORMATION

DOLLAR COST AVERAGING. You can arrange to have a regular amount of money periodically transferred automatically into the Investment Divisions and other guaranteed fixed accounts from the one-year guaranteed fixed account or any of the other Investment Divisions. This theoretically gives you a lower average cost per unit for the Investment Divisions over time than you would receive if you made a one-time purchase. The more volatile Investment Divisions may not result in lower average costs, and such divisions may not be an appropriate source of dollar cost averaging transfers in volatile markets. Certain restrictions may apply.

DOLLAR COST AVERAGING PLUS (DCA+). The DCA+ account is a "source account" designed for Dollar-Cost Averaging. The DCA+ account is credited with an enhanced interest rate. If a DCA+ account is selected, monies in the DCA+ fixed account will be systematically transferred to the Investment Divisions or other guaranteed fixed accounts chosen over the DCA+ term selected.

EARNINGS SWEEP. You can choose to move your earnings from the source accounts (only applicable from the 1-year guaranteed fixed account option and the JNL/Select Money Market Fund). There is no charge for Earnings Sweep.

REBALANCING. You can arrange to have Jackson automatically reallocate your Contract Value among Investment Divisions and the guaranteed fixed account periodically to maintain your selected allocation percentages. Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing Investment Divisions.

FREE LOOK. You may return your Contract to the selling agent or Jackson within 20 days after receiving it. Jackson will return the Contract Value in the Investment Divisions plus any fees and expenses deducted from the premiums allocated to the Investment Divisions plus the full amount of premiums you allocated to the guaranteed fixed account and the indexed fixed account option. We will determine the Contract Value in the Investment Divisions as of the date we receive the Contract or the date you return it to the selling agent. Jackson will return premium payments where required by law. In some states, we are required to hold the premiums of a senior citizen in a Fixed Account during the free look period, unless we are specifically directed to allocate the premiums to the Investment Divisions. State laws vary; your free look rights will depend on the laws of the state in which you purchased the Contract.

ADVERTISING. From time to time, Jackson may advertise several types of performance for the Investment Divisions.

     o TOTAL RETURN is the overall change in the value of an investment in an Investment Division over a given period of time.

     o STANDARDIZED AVERAGE ANNUAL TOTAL RETURN is calculated in accordance with SEC guidelines.

     o NON-STANDARDIZED TOTAL RETURN may be for periods other than those required or may otherwise differ from standardized average annual total return. For example, if a Fund has been in existence longer than the Investment Division, we may show non-standardized performance for periods that begin on the inception date of the series, rather than the inception date of the Investment Division.

     o YIELD refers to the income generated by an investment over a given period of time.

Performance will be calculated by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. Performance will reflect the deduction of the insurance charges and may reflect the deduction of the annual contract maintenance charge and withdrawal charge. The deduction of the Contract maintenance and/or the withdrawal charge would reduce the percentage increase or make greater any percentage decrease.

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM (ORP). Contracts issued to participants in ORP contain restrictions required under the Texas Administrative Code. In accordance with those restrictions, a participant in ORP will not be permitted to make withdrawals prior to such participant's retirement, death, attainment of age 70 1/2 or termination of employment in a Texas public institution of higher education. The restrictions on withdrawal do not apply in the event a participant in ORP transfers the Contract Value to another approved Contract or vendor during the period of ORP participation. These requirements will apply to any other jurisdiction with comparable requirements.

MODIFICATION OF THE CONTRACT. Only the President, Vice President, Secretary or Assistant Secretary of Jackson may approve a change to or waive a provision of the Contract. Any change or waiver must be in writing. Jackson may change the terms of the Contract in order to comply with changes in applicable law, or otherwise as deemed necessary by Jackson.

LEGAL PROCEEDINGS. Jackson is a defendant in a number of civil proceedings substantially similar to other litigation brought against many life insurers alleging misconduct in the sale or administration of insurance products. These matters are sometimes referred to as market conduct litigation. The market conduct litigation currently pending against Jackson asserts various theories of liability and purports to be filed on behalf of individuals or differing classes persons in the United States who purchased either life insurance or annuity products from Jackson during periods ranging from 1981 to present. Jackson has retained national and local counsel experienced in the handling of such litigation. To date, such litigation has either been resolved by Jackson on a non-material basis, or is being vigorously defended. Jackson accrues for legal contingencies once the contingency is deemed to be probable and estimable. Please see the Jackson National Life Insurance Company and Subsidiaries Consolidated Financial Statements for the year ending December 31, 2006, for information concerning such amounts that have been accrued. At this time, it is not feasible to make a meaningful estimate of the amount or range of any additional losses that could result from an unfavorable outcome in such actions.

                                 PRIVACY POLICY

COLLECTION OF NONPUBLIC PERSONAL INFORMATION. We collect nonpublic personal information (financial and health) about you from some or all of the following sources:

     o    Information we receive from you on applications or other forms;

     o    Information about your transactions with us;

     o    Information we receive from a consumer reporting agency;

     o Information we obtain from others in the process of verifying information you provide us; and

     o Individually identifiable health information, such as your medical history, when you have applied for a life insurance policy.

DISCLOSURE OF CURRENT AND FORMER CUSTOMER NONPUBLIC PERSONAL INFORMATION. We WILL NOT DISCLOSE our current and former customers' nonpublic personal information to affiliated or nonaffiliated third parties, EXCEPT AS PERMITTED BY LAW. TO THE EXTENT PERMITTED BY LAW, WE MAY DISCLOSE to either affiliated or nonaffiliated third parties all of the nonpublic personal financial information that we collect about our customers, as described above.

In general, any disclosures to affiliated or nonaffiliated parties will be for the purpose of them providing services for us so that we may more efficiently administer your Contract and process the transactions and services you request. WE DO NOT SELL INFORMATION TO EITHER AFFILIATED OR NON-AFFILIATED PARTIES.

We also share customer name and address information with unaffiliated mailers to assist in the mailing of company newsletters and other Contract Owner communications. Our agreements with these third party mailers require them to use this information responsibly and restrict their ability to share this information with other parties.

We do not internally or externally share nonpublic personal health information other than, as permitted by law, to process transactions or to provide services that you have requested. These transactions or services include, but are not limited to, underwriting life insurance policies, obtaining reinsurance of life policies, and processing claims for waiver of premium, accelerated death benefits, terminal illness benefits or death benefits.

SECURITY TO PROTECT THE CONFIDENTIALITY OF NONPUBLIC PERSONAL INFORMATION. We HAVE SECURITY PRACTICES AND PROCEDURES in place to prevent unauthorized access to your nonpublic personal information. Our practices of safeguarding your information help protect against the criminal use of the information. Our employees are bound by a Code of Conduct requiring that all information be kept in strict confidence, and they are subject to disciplinary action for violation of the Code.

We RESTRICT ACCESS to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We MAINTAIN PHYSICAL, ELECTRONIC, AND PROCEDURAL SAFEGUARDS that comply with federal and state regulations to guard your nonpublic personal information.

--------------------------------------------------------------------------------
QUESTIONS. If you have questions about your Contract, you may call or write to us at:

o Jackson Annuity Service Center:                      1 (800) 766-4683
                                                       P.O. Box 17240, Denver,
                                                       Colorado 80217-0240

o Institutional Marketing Group Service Center:        1 (800) 777-7779
                                                       P.O. Box 30392, Lansing,
                                                       Michigan 48909-7892
--------------------------------------------------------------------------------

"JNL(R)," "Jackson National(R)," and "JacksonSM" are trademarks or service marks of Jackson National Life Insurance Company.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500,"
"Standard & Poor's MidCap 400 Index," "Standard and Poor's Midcap 400" and "S&P Midcap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Jackson National Life Insurance Company. The JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund, JNL/Mellon Capital Management S&P 500 Index Fund, JNL/Mellon Capital Management S&P 400 MidCap Index Fund, JNL/Mellon Capital Management S&P(R) 10 Fund, the JNL/Mellon Capital Management S&P(R) SMid 60 Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund and the JNL/S&P(R) 24 Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in these Funds. Among the fund options considered are index funds based on the S&P 500 and other indexes that are published by S&P. S&P typically receives license fees from the issuers of such fund, some of which may be based on the amount of assets invested in the fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.

"Dow Jones," "Dow Jones Industrial AverageSM," "Dow Jones Select Dividend IndexSM," "DJIASM," "DowSM" and "Dow 10SM " are service marks of Dow Jones & Company, Inc. (Dow Jones) and have been licensed for use for certain purposes by Jackson. Dow Jones has no relationship to the annuity and Jackson, other than the licensing of the Dow Jones Industrial Average (DJIA) and its service marks for use in connection with the JNL/Mellon Capital Management DowSM 10 Fund, the JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund. Please see Appendix A for additional information. The JNL/Mellon Capital Management DowSM 10 Fund, the JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund are not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such product.

The Product(s) is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the CORPORATIONS). The Corporations have not passed on the legality or suitability of or the accuracy or adequacy of descriptions and disclosures relating to the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to Jackson National Life Insurance Company (LICENSEE) is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R) and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S) OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

"The Nasdaq-100(R)," "Nasdaq-100 Index(R)," "Nasdaq Stock Market(R)" and "Nasdaq(R)" are trade or service marks of The Nasdaq, Inc. (which with its affiliates are the "Corporations") and have been licensed for use by Jackson National Life Insurance Company. The Corporations have not passed on the legality or suitability of the JNL/Mellon Capital Management Nasdaq(R)15 Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, or the JNL/Mellon Capital Management VIP Fund. The JNL/Mellon Capital Management Nasdaq(R) 15 Fund, the JNL/Mellon Capital Management VIP Fund and the JNL/Mellon Capital Management JNL Optimized 5 Fund are not issued, endorsed, sponsored, managed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE JNL/MELLON CAPITAL MANAGEMENT NASDAQ(R) 15 FUND, THE JNL/MELLON CAPITAL MANAGEMENT VIP FUND AND THE JNL/MELLON CAPITAL MANAGEMENT JNL OPTIMIZED 5 FUND.

"Value Line(R)," "The Value Line Investment Survey," and "Value Line TimelinessTM Ranking System" are trademarks of Value Line Securities, Inc. or Value Line Publishing, Inc. that have been licensed to Jackson National Life Insurance Company. The JNL/Mellon Capital Management Value Line(R) 25 Fund, the JNL/Mellon Capital Management VIP Fund and the JNL/Mellon Capital Management JNL Optimized 5 Fund are not sponsored, recommended, sold or promoted by Value Line Publishing, Inc., Value Line, Inc. or Value Line Securities, Inc. ("Value Line"). Value Line makes no representation regarding the advisability of investing in the JNL/Mellon Capital Management Value Line(R) 25 Fund, the JNL/Mellon Capital Management VIP Fund, and the JNL/Mellon Capital Management JNL Optimized 5 Fund. Jackson National Life Insurance Company is not affiliated with any Value Line Company.

"NYSE(R)" is a registered mark of, and "NYSE International 100 IndexSM" is a service mark of, the New York Stock Exchange, Inc. ("NYSE") and have been licensed for use for certain purposes by Jackson National Asset Management, LLC. The JNL/Mellon Capital Management NYSE(R) International 25 Fund is not sponsored, endorsed, sold or promoted by NYSE, and NYSE makes no representation regarding the advisability of investing in the JNL/Mellon Capital Management NYSE(R) International 25 Fund.

"NYSE International 100 IndexSM" is a service mark of NYSE Group, Inc. NYSE Group, Inc. has no relationship to Jackson National Asset Management, LLC, other than the licensing of the "NYSE International 100 IndexSM" (the "Index") and its service marks for use in connection with the JNL/Mellon Capital Management NYSE(R) International 25 Fund.

NYSE Group, Inc. DOES NOT:

     o Sponsor, endorse, sell or promote the JNL/Mellon Capital Management NYSE(R) International 25 Fund. o Recommend that any person invest in the JNL/Mellon Capital Management NYSE(R) International 25 Fund or any other securities.

     o Have any responsibility or liability for or make any decisions about the timing, amount or pricing of JNL/Mellon Capital Management NYSE(R) International 25 Fund.

     o    Have  any   responsibility   or  liability  for  the   administration,
          management or marketing of the JNL/Mellon Capital Management NYSE(R) International 25 Fund.

     o    Consider  the  needs  of the  JNL/Mellon  Capital  Management  NYSE(R)
          International 25 Fund or the owners of the JNL/Mellon Capital Management NYSE(R) International 25 Fund in determining, composing or calculating the NYSE International 100 IndexSM or have any obligation to do so.

--------------------------------------------------------------------------------

NYSE GROUP,  INC. AND ITS  AFFILIATES  WILL NOT HAVE ANY LIABILITY IN CONNECTION
WITH  THE  JNL/MELLON  CAPITAL   MANAGEMENT   NYSE(R)   INTERNATIONAL  25  FUND.
SPECIFICALLY,

     o NYSE GROUP, INC. AND ITS AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AND NYSE GROUP, INC. AND ITS AFFILIATES DISCLAIM ANY WARRANTY
          ABOUT:

     o THE RESULTS TO BE OBTAINED BY THE JNL/MELLON CAPITAL MANAGEMENT NYSE(R) INTERNATIONAL 25 FUND, THE OWNER OF THE JNL/MELLON CAPITAL MANAGEMENT NYSE(R) INTERNATIONAL 25 FUND OR ANY OTHER PERSON IN CONNECTION WITH THE USE OF THE INDEX AND THE DATA INCLUDED IN THE NYSE INTERNATIONAL 100 INDEXSM;

     o    THE ACCURACY OR COMPLETENESS OF THE INDEX AND ITS DATA;

     o THE MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE INDEX AND ITS DATA;

     o NYSE GROUP, INC. WILL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN THE INDEX OR ITS DATA;

     o UNDER NO CIRCUMSTANCES WILL NYSE GROUP, INC. OR ANY OF ITS AFFILIATES BE LIABLE FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NYSE GROUP, INC. KNOWS THAT THEY MIGHT OCCUR.

THE LICENSING AGREEMENT BETWEEN JACKSON NATIONAL ASSET MANAGEMENT, LLC AND NYSE GROUP, INC. IS SOLELY FOR THEIR BENEFIT AND NOT FOR THE BENEFIT OF THE OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT NYSE(R) INTERNATIONAL 25 FUND OR ANY OTHER THIRD PARTIES.

--------------------------------------------------------------------------------

                              TABLE OF CONTENTS OF
                     THE STATEMENT OF ADDITIONAL INFORMATION

General Information and History..............................................2
Services.....................................................................5
Purchase of Securities Being Offered.........................................5
Underwriters.................................................................5
Calculation of Performance...................................................5
Additional Tax Information...................................................7
Annuity Provisions..........................................................17
Net Investment Factor.......................................................18
Condensed Financial Information.............................................19

                                   APPENDIX A

DOW JONES DOES NOT:

* Sponsor, endorse, sell or promote the JNL/Mellon Capital Management Dow SM 10 Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund.

* Recommend that any person invest in the JNL/Mellon Capital Management Dow SM 10 Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund or any other securities.

* Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the JNL/Mellon Capital Management Dow SM 10 Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund.

* Have any responsibility or liability for the administration, management or marketing of the JNL/Mellon Capital Management Dow SM 10 Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund.

* Consider the needs of the JNL/Mellon Capital Management Dow SM 10 Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management DowSM Dividend Fund or the owners of the JNL/Mellon Capital Management Dow SM 10 Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management DowSM Dividend Fund or the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the
     JNL/Mellon  Capital  Management  Healthcare Sector Fund, and the JNL/Mellon
     Capital Management Technology Sector Fund in determining, composing or calculating the DJIA or have any obligation to do so.


 -------------------------------------------------------------------------------

DOW JONES WILL NOT HAVE ANY LIABILITY IN CONNECTION WITH THE JNL/MELLON CAPITAL MANAGEMENT DOW SM 10 FUND, THE JNL/MELLON CAPITAL MANAGEMENT JNL 5 FUND, THE JNL/MELLON CAPITAL MANAGEMENT VIP FUND, THE JNL/MELLON CAPITAL MANAGEMENT DOWSM DIVIDEND FUND, THE JNL/MELLON CAPITAL MANAGEMENT JNL OPTIMIZED 5 FUND, THE JNL/MELLON CAPITAL MANAGEMENT COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL MANAGEMENT CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL MANAGEMENT OIL & GAS SECTOR FUND, THE JNL/MELLON CAPITAL MANAGEMENT FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL MANAGEMENT HEALTHCARE SECTOR FUND, AND THE JNL/MELLON CAPITAL MANAGEMENT TECHNOLOGY SECTOR FUND. SPECIFICALLY,

     * DOW JONES DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AND DOW JONES DISCLAIMS ANY WARRANTY ABOUT:

          * THE RESULTS TO BE OBTAINED BY THE JNL/MELLON CAPITAL MANAGEMENT DOW SM 10 FUND, THE JNL/MELLON CAPITAL MANAGEMENT JNL 5 FUND, THE JNL/MELLON CAPITAL MANAGEMENT VIP FUND, THE JNL/MELLON CAPITAL MANAGEMENT DOWSM DIVIDEND FUND, THE JNL/MELLON CAPITAL MANAGEMENT JNL OPTIMIZED 5 FUND, THE JNL/MELLON CAPITAL MANAGEMENT
               COMMUNICATIONS  SECTOR FUND,  THE JNL/MELLON  CAPITAL  MANAGEMENT
               CONSUMER  BRANDS SECTOR FUND, THE JNL/MELLON  CAPITAL  MANAGEMENT
               OIL & GAS SECTOR FUND, THE JNL/MELLON CAPITAL MANAGEMENT FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL MANAGEMENT
               HEALTHCARE  SECTOR FUND,  AND THE JNL/MELLON  CAPITAL  MANAGEMENT
               TECHNOLOGY SECTOR FUND, THE OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT DOW SM 10 FUND, THE JNL/MELLON CAPITAL MANAGEMENT JNL 5 FUND, THE JNL/MELLON CAPITAL MANAGEMENT VIP FUND, THE JNL/MELLON CAPITAL MANAGEMENT DOWSM DIVIDEND FUND, THE JNL/MELLON CAPITAL MANAGEMENT JNL OPTIMIZED 5 FUND, THE JNL/MELLON CAPITAL MANAGEMENT COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL
               MANAGEMENT  CONSUMER  BRANDS SECTOR FUND, THE JNL/MELLON  CAPITAL
               MANAGEMENT  OIL  &  GAS  SECTOR  FUND,  THE  JNL/MELLON   CAPITAL
               MANAGEMENT FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL MANAGEMENT HEALTHCARE SECTOR FUND, AND THE JNL/MELLON CAPITAL MANAGEMENT TECHNOLOGY SECTOR FUND OR ANY OTHER PERSON IN CONNECTION WITH THE USE OF THE DJIA AND THE DATA INCLUDED IN THE DJIA;

          *    THE ACCURACY OR COMPLETENESS OF THE DJIA AND ITS DATA;

          * THE MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE DJIA AND ITS DATA.

     * DOW JONES WILL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN THE DJIA OR ITS DATA.

     * UNDER NO CIRCUMSTANCES WILL DOW JONES BE LIABLE FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF DOW JONES KNOWS THAT THEY MIGHT OCCUR.

 THE LICENSING AGREEMENT BETWEEN JACKSON NATIONAL LIFE INSURANCE COMPANY(R) AND DOW JONES IS SOLELY FOR THEIR BENEFIT AND NOT FOR THE BENEFIT OF THE OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT DOWSM 10 FUND, THE JNL/MELLON CAPITAL MANAGEMENT JNL 5 FUND, THE JNL/MELLON CAPITAL MANAGEMENT VIP FUND, THE JNL/MELLON CAPITAL MANAGEMENT DOWSM DIVIDEND FUND, THE JNL/MELLON CAPITAL MANAGEMENT JNL OPTIMIZED 5 FUND, THE JNL/MELLON CAPITAL MANAGEMENT COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL MANAGEMENT CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL MANAGEMENT OIL & GAS SECTOR FUND, THE JNL/MELLON CAPITAL MANAGEMENT FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL MANAGEMENT HEALTHCARE SECTOR FUND, AND THE JNL/MELLON CAPITAL MANAGEMENT TECHNOLOGY SECTOR FUND OR ANY OTHER THIRD PARTIES.
 -------------------------------------------------------------------------------

                                   APPENDIX B

                            GMWB PROSPECTUS EXAMPLES

Unless otherwise specified, the following examples assume you elected a GMWB with a 5% benefit when you purchased your Contract, no other optional benefits were elected, your initial premium payment was $100,000, your GAWA is greater than your RMD (if applicable) at the time a withdrawal is requested, and all partial withdrawals requested include any applicable charges. The examples also assume that the GMWB and any For Life Guarantee have not been terminated as described in the Access to Your Money section of this prospectus. If you elected a GMWB other than a GMWB with a 5% benefit, the examples will still apply, given that you replace the 5% in each of the GAWA calculations with the appropriate GAWA%.

EXAMPLE 1: AT ELECTION, YOUR GWB IS SET AND YOUR GAWA IS DETERMINED BASED ON THAT VALUE.

     |X|  Example 1a: If the GMWB is elected at issue:

          * Your initial GWB is $100,000, which is your initial Premium payment.

          *    Your  GAWA  is  $5,000,   which  is  5%  of  your   initial   GWB
               ($100,000*0.05 = $5,000).

     |X| Example 1b: If the GMWB is elected after issue when the Contract Value is $105,000:

          * Your initial GWB is $105,000, which is your Contract Value on the effective date of the endorsement.

          *    Your  GAWA  is  $5,250,   which  is  5%  of  your   initial   GWB
               ($105,000*0.05 = $5,250).

     |X|  Notes:

          * If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision, your bonus base is set equal to your GWB at the time of election.

          *    If your endorsement contains a varying benefit percentage:

               - Your initial Benefit Determination Baseline (BDB) is set equal to your initial Premium payment if the endorsement is elected at issue or your Contract Value if the endorsement is elected after issuance of the Contract.

               - Your GAWA% and GAWA are not determined until the time of your first withdrawal.

EXAMPLE 2: IF YOUR ENDORSEMENT CONTAINS A VARYING BENEFIT PERCENTAGE, YOUR INITIAL GAWA% IS SET BASED UPON YOUR ATTAINED AGE AT THE TIME OF YOUR FIRST WITHDRAWAL. YOUR INITIAL GAWA IS DETERMINED BASED ON THIS GAWA% AND THE GWB AT THE TIME OF YOUR FIRST WITHDRAWAL.

     |X| Assuming your GAWA% is 5% based on your attained age at the time of your first withdrawal and your GWB is $100,000 prior to the application of the withdrawal, your GAWA is $5,000, which is your GAWA% multiplied by your GWB at that time ($100,000 * 0.05 = $5,000).

     |X| Your BDB remains unchanged since the BDB is set at issue and is not affected by the timing of your first withdrawal.

EXAMPLE 3: UPON PAYMENT OF A SUBSEQUENT PREMIUM, YOUR GWB AND GAWA ARE RE-DETERMINED. YOUR GWB IS SUBJECT TO A MAXIMUM OF $5,000,000.

     |X| Example 3a: If you make an additional Premium payment of $50,000 and your GWB is $100,000 at the time of payment:

          *    Your  new  GWB is  $150,000,  which  is  your  GWB  prior  to the
               additional   Premium  payment  ($100,000)  plus  your  additional
               Premium payment ($50,000).

          * Your GAWA is $7,500, which is your GAWA prior to the additional Premium payment ($5,000) plus 5% of your additional Premium payment ($50,000*0.05 = $2,500).

     |X| Example 3b: If you make an additional Premium payment of $100,000 and your GWB is $4,950,000 and your GAWA is $247,500 at the time of payment:

          * Your new GWB is $5,000,000, which is the maximum, since your GWB prior to the additional Premium payment ($4,950,000) plus your additional Premium payment ($100,000) exceeds the maximum of $5,000,000.

          * Your GAWA is $250,000, which is your GAWA prior to the additional Premium payment ($247,500) plus 5% of the allowable $50,000 increase in your GWB (($5,000,000 - $4,950,000)*0.05 = $2,500).

     |X|  Notes:

          * If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision, your bonus base is increased by the Premium payment, subject to a maximum of $5,000,000.

          *    If your endorsement contains a varying benefit percentage:

               -    Your BDB is increased by the Premium payment.

               - Your GAWA is recalculated upon payment of an additional Premium (as described above) only if such payment occurs after your first withdrawal. Otherwise, your GAWA% and GAWA are determined at the time of your first withdrawal.

EXAMPLE 4: UPON WITHDRAWAL OF THE GUARANTEED AMOUNT (WHICH IS THE GREATER OF YOUR GAWA OR YOUR RMD), YOUR GWB AND GAWA ARE RE-DETERMINED.

     |X| Example 4a: If you withdraw an amount equal to your GAWA ($5,000) when your GWB is $100,000:

          * Your new GWB is $95,000, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($5,000).

          * Your GAWA for the next year remains $5,000, since you did not withdraw an amount that exceeds your GAWA.

          * If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($95,000 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.
               However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

     |X| Example 4b: If you withdraw an amount equal to your RMD ($7,500), which is greater than your GAWA ($5,000) when your GWB is $100,000 and the RMD provision is in effect for your endorsement:

          * Your new GWB is $92,500, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($7,500).

          * Your GAWA for the next year remains $5,000, since your withdrawal did not exceed the greater of your GAWA ($5,000) or your RMD ($7,500).

          * If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($92,500 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date, and the amount of the final withdrawal would be less than your GAWA (and equal to your remaining GWB) if your endorsement is not a For Life GMWB or if your endorsement is a For Life GMWB and the For Life Guarantee is not in effect. However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

     |X|  Notes:

          * If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision, your bonus base remains unchanged since the withdrawal did not exceed the guaranteed amount; however, no bonus will be applied to your GWB at the end of the Contract Year in which the withdrawal is taken.

          * If your endorsement contains a varying benefit percentage, your BDB remains unchanged since the BDB is not adjusted for partial withdrawals.

          * If your endorsement does not include a For Life Guarantee or if the For Life Guarantee is not in effect, your GAWA would not be permitted to exceed your new GWB.

          * Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

EXAMPLE 5: UPON WITHDRAWAL OF AN AMOUNT THAT EXCEEDS YOUR GUARANTEED AMOUNT (AS DEFINED IN EXAMPLE 4), YOUR GWB AND GAWA ARE RE-DETERMINED.

     |X| Example 5a: If you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $120,000 and your GWB is $100,000:

          * Your new GWB is $90,000, which is the lesser of 1) your GWB prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000) or 2) your Contract Value prior to the withdrawal less the amount of the withdrawal ($120,000 - $10,000 = $110,000).

          * Your GAWA is recalculated based on the type of endorsement you have elected and/or the effective date of the endorsement. In addition, if you have elected a For Life GMWB, your For Life Guarantee may be impacted depending on the effective date of the endorsement.

               - If your endorsement is not a For Life GMWB, your GAWA for the next year remains $5,000, since it is recalculated to equal the lesser of 1) your GAWA prior to the withdrawal ($5,000) or 2) 5% of your Contract Value after the withdrawal ($110,000*0.05 = $5,500). If you continued to take annual withdrawals equal to your GAWA, it would take an additional 18 years to deplete your GWB ($90,000 / $5,000 per year = 18 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

               - If your endorsement is a For Life GMWB, your GAWA is recalculated to equal $4,500, which is 5% of your new GWB ($90,000*0.05 = $4,500), and if the For Life Guarantee was effective prior to the withdrawal, it remains in effect. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($90,000 / $4,500 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

          * If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision and your bonus base is $100,000 just prior to the withdrawal, your bonus base is recalculated to equal $90,000, which is the lesser of 1) your bonus base prior to the withdrawal ($100,000) or 2) your GWB following the withdrawal ($90,000). In addition, no bonus will be applied to your GWB at the end of the Contract Year in which the withdrawal is taken.

     |X| Example 5b: If you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $105,000 and your GWB is $100,000:

          * Your new GWB is $90,000, which is the lesser of 1) your GWB prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000) or 2) your Contract Value prior to the withdrawal less the amount of the withdrawal ($105,000 - $10,000 = $95,000).

          * Your GAWA is recalculated based on the type of endorsement you have elected and/or the effective date of the endorsement. In addition, if you have elected a For Life GMWB, your For Life Guarantee may be impacted depending on the effective date of the endorsement.

               - If your endorsement is not a For Life GMWB, your GAWA for the next year is recalculated to equal $4,750, which is the lesser of 1) your GAWA prior to the withdrawal ($5,000) or
                    2) 5% of your Contract Value after the withdrawal ($95,000*0.05 = $4,750). If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($90,000 / $4,750 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date, and the amount of your final withdrawal would be less than your GAWA (and equal to your remaining GWB).

               - If your endorsement is a For Life GMWB, your GAWA is recalculated to equal $4,500, which is 5% of your new GWB ($90,000*0.05 = $4,500), and if the For Life Guarantee was effective prior to the withdrawal, it remains in effect. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($90,000 / $4,500 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

          * If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision and your bonus base is $100,000 just prior to the withdrawal, your bonus base is recalculated to equal $90,000, which is the lesser of 1) your bonus base prior to the withdrawal ($100,000) or 2) your GWB following the withdrawal ($90,000). In addition, no bonus will be applied to your GWB at the end of the Contract Year in which the withdrawal is taken.

     |X| Example 5c: If you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $90,000 and your GWB is $100,000:

          * Your new GWB is $80,000, which is the lesser of 1) your GWB prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000) or 2) your Contract Value prior to the withdrawal less the amount of the withdrawal ($90,000 - $10,000 = $80,000).

          * Your GAWA is recalculated based on the type of endorsement you have elected and/or the effective date of the endorsement. In addition, if you have elected a For Life GMWB, your For Life Guarantee may be impacted depending on the effective date of the endorsement.

               - If your endorsement is not a For Life GMWB, your GAWA for the next year is recalculated to equal $4,000, which is the lesser of 1) your GAWA prior to the withdrawal ($5,000) or
                    2) 5% of your Contract Value after the withdrawal ($80,000*0.05 = $4,000). If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($80,000 / $4,000 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

               - If your endorsement is a For Life GMWB, your GAWA is recalculated to equal $4,000, which is 5% of your new GWB ($80,000*0.05 = $4,000), and if the For Life Guarantee was effective prior to the withdrawal, it remains in effect. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($80,000 / $4,000 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

          * If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision and your bonus base is $100,000 just prior to the withdrawal, your bonus base is recalculated to equal $80,000, which is the lesser of 1) your bonus base prior to the withdrawal ($100,000) or 2) your GWB following the withdrawal ($80,000). In addition, no bonus will be applied to your GWB at the end of the Contract Year in which the withdrawal is taken.

     |X|  Notes:

          * If your endorsement contains a varying benefit percentage, your BDB remains unchanged since the BDB is not adjusted for partial withdrawals.

          * If your endorsement does not include a For Life Guarantee or if the For Life Guarantee is not in effect, your GAWA would not be permitted to exceed your remaining GWB.

          * Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

EXAMPLE 6: UPON STEP-UP, YOUR GWB AND GAWA ARE RE-DETERMINED. (THIS EXAMPLE ONLY APPLIES IF YOUR ENDORSEMENT CONTAINS A GUARANTEED WITHDRAWAL BALANCE STEP-UP PROVISION.)

     |X| Example 6a: If at the time of step-up your Contract Value is $200,000, your GWB is $90,000, and your GAWA is $5,000:

          * Your new GWB is recalculated to equal $200,000, which is equal to your Contract Value.

          * If your GAWA% is not eligible for re-determination, your GAWA for the next year is recalculated to equal $10,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($200,000*0.05 = $10,000).

               - After step-up, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($200,000 / $10,000 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

          * However, if your endorsement contains a varying benefit percentage and the step-up occurs after the first withdrawal, the GAWA% will be re-determined based on your attained age if your Contract Value at the time of the step-up is greater than your BDB.

               - If, in the example above, your BDB is $100,000 and the GAWA% applicable at your attained age is 6%:

                    o Your GAWA% is set to 6%, since your Contract Value ($200,000) is greater than your BDB ($100,000).

                    o Your GAWA is equal to $12,000, which is your new GWB multiplied by your new GAWA% ($200,000 * 0.06 = $12,000).

                    o Your BDB is recalculated to equal $200,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value at the time of step-up ($200,000).

          * If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision your bonus base is $100,000 just prior to the step-up, your bonus base is recalculated to equal $200,000, which is the greater of 1) your bonus base prior to the step-up ($100,000) or 2) your GWB following the step-up ($200,000).

     |X| Example 6b: If at the time of step-up your Contract Value is $90,000, your GWB is $80,000, and your GAWA is $5,000:

          * Your new GWB is recalculated to equal $90,000, which is equal to your Contract Value. Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($90,000*0.05 = $4,500).

               - After step-up, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 18 years to deplete your GWB ($90,000 / $5,000 per year = 18 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 18 years, provided that the withdrawals are taken prior to the Latest Income Date.

          * If your endorsement contains a varying benefit percentage and the step-up occurs after the first withdrawal, the GAWA% will be re-determined based on your attained age if your Contract Value is greater than your BDB. However, in this case, it is assumed that your initial Premium is $100,000. Your BDB would not be less than $100,000, implying that this would not be an opportunity for a re-determination of the GAWA%. In addition, if your BDB is $100,000 prior to the step-up, your BDB remains $100,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or
               2) your Contract Value at the time of step-up ($90,000).

          * If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision and your bonus base is $100,000 just prior to the step-up, your bonus base remains $100,000, which is the greater of 1) your bonus base prior to the step-up ($100,000) or 2) your GWB following the step-up ($90,000).

     |X|  Notes:

          * If your endorsement contains a provision for Owner-initiated step-ups, the election of an Owner-initiated step-up may result in an increase in the GMWB charge. If the charge does increase, a separate calculation would be recommended to establish if the step-up is a beneficial election.

          * If your endorsement contains a provision for automatic step-ups, your GWB will only step up to the Contract Value if the Contract Value is greater than your GWB at the time of the automatic step-up.

          * If your endorsement contains a Guaranteed Withdrawal Balance Bonus provision and a provision for automatic step-ups, your bonus base will be re-determined only if your GWB is increased upon step-up to a value above your bonus base just prior to the step-up.

          * If your endorsement contains a varying benefit percentage, your GAWA is recalculated upon step-up (as described above) only if the step-up occurs after your first withdrawal. Otherwise, your GAWA% and GAWA are determined at the time of your first withdrawal.

EXAMPLE 7: IMPACT OF THE ORDER OF TRANSACTIONS. (THIS EXAMPLE ONLY APPLIES IF YOUR ENDORSEMENT CONTAINS A GUARANTEED WITHDRAWAL BALANCE STEP-UP PROVISION.)

     |X| Example 7a: If prior to any transactions your Contract Value is $200,000, your GAWA is $5,000, your GAWA% is not eligible for re-determination upon step-up, your GWB is $100,000 and you wish to step up your GWB (or your GWB is due to step up automatically) and you also wish to take a withdrawal of an amount equal to $5,000:

          * If you request the withdrawal after the step-up, upon step-up, your GWB is set equal to $200,000, which is your Contract Value. At that time, your GAWA is recalculated and is equal to $10,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($200,000*0.05 = $10,000).
               Following the step-up and after the withdrawal of $5,000, your new GWB is $195,000, which is your GWB less the amount of the withdrawal ($200,000 - $5,000 = $195,000) and your GAWA will remain at $10,000 since the amount of the withdrawal does not exceed your GAWA. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($195,000 / $10,000 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date, and the amount of the final withdrawal would be less than your GAWA (and equal to your remaining GWB). However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

               - If your endorsement contains a Guaranteed Withdrawal Balance Bonus provision and your bonus base is $100,000 just prior to the step-up, at the time of step-up, your bonus base is recalculated and is equal to $200,000, which is the greater of 1) your bonus base prior to the step-up ($100,000) or 2) your GWB following the step-up ($200,000). Your bonus base is not adjusted upon withdrawal since the amount of the withdrawal does not exceed your GAWA.

               - If your endorsement contains a varying benefit percentage and your BDB is $100,000 just prior to the step-up, then at the time of step-up, your BDB is recalculated and is equal to $200,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value at the time of step-up ($200,000). Your BDB is not adjusted upon withdrawal since the BDB is not reduced for partial withdrawals.

          * If you request the withdrawal prior to the step-up, immediately following the withdrawal transaction, your new GWB is $95,000, which is your GWB less the amount of the withdrawal ($100,000 - $5,000 = $95,000) and your Contract Value becomes $195,000, which is your Contract Value prior to the withdrawal less the amount of the withdrawal ($200,000 - $5,000 = $195,000). Upon step-up following the withdrawal, your GWB is set equal to $195,000, which is your Contract Value. At that time, your GAWA is recalculated and is equal to $9,750, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($195,000*0.05 = $9,750). If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($195,000 / $9,750 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

               - If your endorsement contains a Guaranteed Withdrawal Balance Bonus provision and your bonus base is $100,000 just prior to the withdrawal, then at the time of the withdrawal, your bonus base is not adjusted since the amount of the withdrawal does not exceed your GAWA. At the time of step-up, your bonus base is recalculated and is equal to $195,000, which is the greater of 1) your bonus base prior to the step-up ($100,000) or 2) your GWB following the step-up ($195,000).

               - If your endorsement contains a varying benefit percentage and your BDB is $100,000 just prior to the withdrawal, then at the time of the withdrawal, your BDB is not adjusted since the BDB is not reduced for partial withdrawals. At the time of step-up, your BDB is recalculated and is equal to $195,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value at the time of step-up ($195,000).

     |X|  Notes:

          * As the example illustrates, when considering a request for a withdrawal at or near the same time as the election or automatic application of a step-up, the order of the transactions may impact your GAWA. If the step-up would result in an increase in your GAWA and the requested withdrawal is less than or equal to your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied. This is especially true if your endorsement contains a varying benefit percentage and the step-up would result in a re-determination of the GAWA%. If the step-up does not increase your GAWA or the withdrawal requested is greater than your new GAWA, your GAWA resulting from the transactions is the same regardless of the order of the transactions.

          * This example would also apply in situations when the withdrawal exceeded your GAWA but not your permissible RMD.

          * If your endorsement contains a provision for Owner-initiated step-ups, the election of an Owner-initiated step-up may result in an increase in the GMWB charge.

          * If your endorsement contains a provision for automatic step-ups, your GWB will only step up to the Contract Value if the Contract Value is greater than your GWB at the time of the automatic step-up.

          * If your endorsement contains a Guaranteed Withdrawal Balance Bonus provision and a provision for automatic step-ups, your bonus base will be re-determined only if your GWB is increased upon step-up to a value above your bonus base just prior to the step-up.

          * If your endorsement contains a varying benefit percentage, the GAWA% is determined at the time of the first withdrawal and re-determined upon step-up if your Contract Value is greater than your BDB.

          * If your endorsement does not include a For Life Guarantee or if the For Life Guarantee is not in effect, your GAWA would not be permitted to exceed your remaining GWB.

          * Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

EXAMPLE 8: UPON APPLICATION OF THE GUARANTEED WITHDRAWAL BALANCE BONUS, YOUR GWB AND GAWA ARE RE-DETERMINED. (THIS EXAMPLE ONLY APPLIES IF YOUR ENDORSEMENT CONTAINS A GUARANTEED WITHDRAWAL BALANCE BONUS PROVISION.)

     |X| Example 8a: If at the end of a Contract Year in which you have taken no withdrawals, your GWB is $100,000, your bonus base is $100,000, and your GAWA is $5,000:

          * Your new GWB is recalculated to equal $105,000, which is equal to your GWB plus 5% of your bonus base ($100,000 + $100,000*0.05 = $105,000).

          * Your GAWA for the next year is recalculated to equal $5,250, which is the greater of 1) your GAWA prior to the application of the bonus ($5,000) or 2) 5% of your new GWB ($105,000*0.05 =
               $5,250).

          * After the application of the bonus, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($105,000 / $5,250 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

     |X| Example 8b: If at the end of a Contract Year in which you have taken no withdrawals, your GWB is $90,000, your bonus base is $100,000, and your GAWA is $5,000:

          * Your new GWB is recalculated to equal $95,000, which is equal to your GWB plus 5% of your bonus base ($90,000 + $100,000*0.05 = $95,000).

          * Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the application of the bonus ($5,000) or
               2) 5% of your new GWB ($95,000*0.05 = $4,750).

          * After the application of the bonus, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($95,000 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

     |X|  Notes:

          * Your bonus base is not recalculated upon the application of the bonus to your GWB.

EXAMPLE 9: FOR LIFE GUARANTEE BECOMES EFFECTIVE AFTER THE EFFECTIVE DATE OF THE ENDORSEMENT. AT THE TIME THE FOR LIFE GUARANTEE BECOMES EFFECTIVE, YOUR GAWA IS RE-DETERMINED.

     |X| Example 9a: If on the Contract Anniversary on or immediately following your 65th birthday your Contract Value is $30,000, your GWB is $50,000, and your GAWA is $5,000:

          * Your GAWA for the next year is recalculated to equal $2,500, which is equal to 5% of the current GWB ($50,000*0.05 = $2,500).

          * The For Life Guarantee becomes effective, thus allowing you to make annual withdrawals equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date. Once the For Life Guarantee becomes effective, it remains in effect until the endorsement is terminated, as described in the Access to Your Money section of this prospectus, or upon continuation of the Contract by the spouse (unless your endorsement is a For Life GMWB with Joint Option and the spouse continuing the Contract is a Covered Life in which case the For Life Guarantee remains in effect upon continuation of the Contract by the spouse).

     |X| Example 9b: If your Contract Value has fallen to $0 prior to the Contract Anniversary on or immediately following your 65th birthday, your GWB is $50,000 and your GAWA is $5,000:

          * You will continue to receive automatic payments of a total annual amount that equals your GAWA until your GWB is depleted. However, your GAWA would not be permitted to exceed your remaining GWB. Your GAWA is not recalculated since the Contract Value is $0.

          * The For Life Guarantee does not become effective due to the depletion of the Contract Value prior to the effective date of the For Life Guarantee.

     |X| Example 9c: If on the Contract Anniversary on or immediately following your 65th birthday, your Contract Value is $50,000, your GWB is $0, and your GAWA is $5,000:

          * Your GAWA for the next year is recalculated to equal $0, which is equal to 5% of the current GWB ($0*0.05 = $0).

          * The For Life Guarantee becomes effective, thus allowing you to make annual withdrawals equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date. Once the For Life Guarantee becomes effective, it remains in effect until the endorsement is terminated, as described in the Access to Your Money section of this prospectus, or upon continuation of the Contract by the spouse (unless your endorsement is a For Life GMWB with Joint Option and the spouse continuing the Contract is a Covered Life in which case the For Life Guarantee remains in effect upon continuation of the Contract by the spouse).

          * Although your GAWA is $0, upon step-up or subsequent premium payments, your GWB and your GAWA would increase to values greater than $0 and since the For Life Guarantee has become effective, you could withdraw an annual amount equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date.

     |X|  Notes:

          * For endorsements with a Joint Option, your GAWA is recalculated and the For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the youngest Covered Life's 65th birthday.

EXAMPLE 10: FOR LIFE GUARANTEE ON A FOR LIFE GMWB WITH JOINT OPTION. (THIS EXAMPLE ONLY APPLIES IF YOUR ENDORSEMENT IS A FOR LIFE GMWB WITH JOINT OPTION.)

     |X| If at the time of the death of the Owner (or either Joint Owner) the Contract Value is $105,000 and your GWB is $100,000:

          * If your endorsement has a level benefit percentage, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect or become effective on the Contract Anniversary on or immediately following the date that the youngest Covered Life attains (or would have attained) age 65. Once the For Life Guarantee becomes effective, the surviving Covered Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date.

          * If your endorsement has a varying benefit percentage, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect. The GAWA% and the GAWA will continue to be determined or re-determined based on the youngest Covered Life's attained age (or the age he or she would have attained). The surviving Covered Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date.

          * The surviving spouse who is not a Covered Life may continue the Contract and the For Life Guarantee is null and void. However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted, provided that the withdrawals are taken prior to the Latest Income Date.

          * Your GWB remains $100,000 and your GAWA remains unchanged at the time of continuation.

     |X|  Notes:

          * If your endorsement contains a Guaranteed Withdrawal Balance Bonus provision, your bonus base remains unchanged at the time of continuation.

          * If your endorsement contains a varying benefit percentage, your BDB remains unchanged at the time of continuation.

                                   APPENDIX C

                              BROKER-DEALER SUPPORT

Below is a complete list of broker-dealers that received marketing and distribution and/or administrative support in 2006 from the Distributor in relation to the sale of our variable insurance products.


1st Discount Brokerage                   Capital Investment Group                 Financial Planning Consultants
1st Global Capital Corporation           Capital Management Partners              Financial Security Management Inc.
1st Worldwide Financials Partners        Capital Strategies Financial             Financial Solution Services
Advanced Planning Securities             Capwest Securities                       Financial West Investment Group
Advest, Inc.                             Carillon Investments                     First Allied Securities
AG Edwards                               Centaurus Financial                      First Heartland Capital Inc.
AIG Financial Advisors                   Century Securities                       First Independent Financial
Allegiance Capital                       CFD Investments Inc.                     FNB Brokerage Services
American General Securities              Chevy Chase                              Forsyth Heritage
American Investors                       Colby & White                            Founders Financial Securities
American Portfolios Financial            Colonial Brokerage                       Fox and Company
Ameritas Investment Corporation          Commonwealth Financial Network           FSC Securities Corporation
Anderson & Strudwick                     Compass Wealth Management                Fusion Financial
Associated Securities Corporation        Consumer Concepts Investment             GA Repple & Company
B C Ziegler and Company                  Countrywide Investment Services          Geneos Wealth Management Inc.
Baird & Company Inc.                     Crown Capital Securities                 Genworth Financial
Bancwest Investment Services             CUE Financial Group Inc.                 Gold & Associates
Barber Financial Group                   Cullums & Burks Securities               Great American
BB Graham & Co Inc.                      CUSO Financial                           Great American Advisors
BB&T Investments Services Inc.           D A Davidson                             GunnAllen Financial Inc.
BCG Securities                           David Noyes & Co                         GW Sherwold Associates
Bentley Lawrence Securities              Delta Equity Services                    GWN Securities Inc.
Berthel Fisher Co                        E Planning Securities                    H Beck Inc.
BI Investments                           Eagle Financial Group                    H&R Block Financial Advisors
Blue Vase                                Eltekon                                  Hantz Financial Services
Brecek & Young Advisors Inc.             Ensemble Financial Services              Harbour Investments Inc.
Brookstone Securities                    Equitas America                          Harger & Company
Brookstreet Securities Corp              Equity Leadership Securities             Harold Dance Investments
Bueter & Company Inc.                    Ernharth Group                           Harvest Capital LLC
BYN Investment Center                    ESI Financial                            Hazard & Siegel LLC
Cadaret Grant and Company                Feliciano Financial Group                HBW Securities
Calton & Associates Inc.                 Fenwick Securities                       Heim, Young & Associates
Cambridge Investment Research            Ferris Baker Watts Inc.                  Hilliard Lyons
Capital Analysts Inc.                    FFP Securities Inc.                      Hornor, Townsend and Kent Inc.
Capital Directions                       Fifth Third Securities                   HS Dent
Capital Financial Services               Financial Network Investment             HSBC Securities


Huntleigh Securities
ICA
ICBA
IMS Securities
Independent Financial Group
Independent Financial Marketing Group
Infinex Investments Inc.
ING Financial Partners Inc.
Innovative Solutions
Inter Securities Inc.
Intercarolina Financial Services
Intersecurities Inc.
Intervest International
Invest Financial Corporation
InvestaCorp
Investment Advisors and Consultants
Investment Architects Inc.
Investment Management Corp
Investors Capital Corporation
ISP Inventive Solution Planning
Janney Montgomery Scott LLC
Jefferson Pilot Securities Corp
JJB Hilliard
John Hancock
John James Investments Inc.
JP Turner & Company LLC
JRL Capital Corporation
JW Cole Financial Inc.
KCD Financial
Key Investments
KMS Financial Services
Koehler Financial LLC
Kovack Securities Inc.
Labrunerie Financial
LaSalle Financial
Lasalle St. Securities Inc.




Legacy Financial Services                Park Avenue Securities                   Sorrento
Legend Equities Corp                     Peoples Securities                       Southeast Investment
Leonard & Company                        PFIC Securities                          Southwest Securities Financial Services
Lincoln Financial Advisors (LFA)         Piper Jaffray                            Spectrum Capital
Lincoln Investment Planning Inc.         Planmember Securities                    Stanford Group Company
Linsco/Private Ledger Corporation (LPL)  Prime Capital Services Inc.              Stephens Inc.
Lockheed Federal Credit Union            Princor Financial Services Corp          Sterne Agree Financial Services
Madison Ave Securities                   Pro Equities Inc.                        Stifel Nicolaus & Company
Main Street Securities                   Professional Asset Management            Summit Brokerage Services Inc.
McDonald Investments Inc.                PSC Securities Corp                      Sunset Financial Services Inc.
McDonald Securities                      PTS Brokerage                            SWS Financial Services Inc.
Medallion Investment Services            QA3 Financial Corp                       Synergy Investment Group
MetLife Securities                       Quest Securities                         Thrivent Investment Management
Michigan Securities Inc.                 Questar Capital Corporation              Time Capital
Mid Atlantic Capital Corp                Raymond James (Planning Corp)            Tower Square Securities
Milkie/Ferguson Investments              RBC Dain Rauscher, Inc.                  Transamerica Financial Life
MML Investor Services                    Regal Financial                          Triad Advisors
Money Concepts                           Regis Securities Corp                    UBS
Moors & Cabot Inc.                       Resource Horizons                        Union Banc Investment Services
Morgan Keegan                            River Stone Wealth Management            United Equity Securities
Morgan Peabody                           RL Harger & Associates                   United Heritage
MTL Equity Products                      RNR Securities LLC                       United Investment Services
Multi-Financial Securities Corp          Roche Securities                         United Planners Financial
Mutual Service Corporation (MSC)         Royal Alliance Association               United Securities Alliance Inc.
National Planning Corp (NPC)             Royal Securities                         US Allianz Securities Inc.
National Securities Corp                 RW Baird                                 USA Financial Securities Corp
Networth Financial Group                 Ryan Beck & Company                      UVEST
New Alliance Investments                 Sammons Securities Company Inc.          Valmark Securities Inc.
Newbridge Securities Corp.               Sanders Morris Harris Inc.               Vanderbilt Securities LLC
Next Financial Group Inc.                Sandgrain Securities Inc.                Veritrust Financial
NFP Securities                           Schlitt Investor Services                VSR Financial Services Inc.
North Ridge Securities Corp              Scottsdale Capital Advisors              Wachovia Securities
Northland Securities                     Securian Financial Services              Wall Street Financial Group
Nutmeg Securities                        Securities America                       Walnut Street Securities Inc.
O.N. Equity Sales Company                Securities Services Network              Waterstone Financial Group
Ogilvie Security Advisors Inc.           Seelig Financial Group                   Webster Investments
Oneamerica Securities                    Sicor Securities                         Wellstone Securities
Oppenheimer                              Sigma Financial Corporation              Westminster Financial
Pacific West Securities Inc.             Signator Investors Inc.                  WFG Investments
Packerland Brokerage Services            SII Investments                          Wilbanks Securities


William E. Hopkins & Associates
WM Financial Services
Woodbury Financial Services Inc.
Workman Securities Corp
World Equity Group Inc.
WRP Investments Inc.
Wunderlich Securities
XCU Capital Corporation

                                   APPENDIX D

                            ACCUMULATION UNIT VALUES

The tables reflect the values of accumulation units for each Investment Division for the beginning and end of the periods indicated, and the number of accumulation units outstanding as of the end of the periods indicated - for each of a base Contract (with no optional endorsements) and for each Contract with the most expensive combination of optional endorsements (through the end of the most recent period). This information derives from the financial statements of the Separate Account, which together constitute the Separate Account's condensed financial information. The annualized charge for your Contract may fall in between the charge for a base Contract and a Contract with the most expensive combination of optional endorsements, and complete condensed financial information about the Separate Account is available in the SAI. Contact the Annuity Service Center to request your copy free of charge, and contact information is on the cover page of the prospectus. Also, please ask about the more timely accumulation unit values that are available for each Investment Division.

Effective January 16, 2007, the names of these Investment Divisions changed (whether or not in connection with a sub-adviser change):

   JNL/Western High Yield Bond Fund TO JNL/Western Asset High Yield Bond Fund
    JNL/Western Strategic Bond Fund TO JNL/Western Asset Strategic Bond Fund JNL/Western U.S. Government & Quality Bond Fund TO JNL/Western Asset U.S.
                         Government & Quality Bond Fund
        JNL/Putnam Value Equity Fund TO JNL/PPM America Value Equity Fund

   Effective April 30, 2007, the names of these Investment Divisions changed (whether or not in connection with a sub-adviser change):

            JNL/FMR Mid-Cap Equity Fund TO JNL/FI Mid-Cap Equity Fund
                  JNL/FMR Balanced Fund TO JNL/FI Balanced Fund
 JNL/Western Asset High Yield Bond Fund TO JNL/PPM America High Yield Bond Fund JNL/Western Asset Strategic Bond Fund TO JNL/Goldman Sachs Core Plus Bond Fund
      JNL/Western Asset U.S. Government & Quality Bond Fund TO JNL/JPMorgan
                      U.S. Government & Quality Bond Fund

Effective April 30, 2007 the following mergers will take place among the divisions:

   JNL/Alger Growth Fund and JNL/Oppenheimer Growth Fund WILL BE MERGED INTO
                   JNL/T. Rowe Price Established Growth Fund

JNL/Mellon Capital Management DowSM 10 Fund (NY), JNL/Mellon Capital Management S&P(R) 10 Fund (NY), JNL/Mellon Capital Management JNL 5 Fund, and JNL/Mellon Capital Management Global 15 Fund (NY) WILL BE MERGED INTO JNL/Mellon Capital Management JNL 5 Fund

Also effective January 16, 2007, the Separate Account has these new Investment Divisions, on which no Accumulation Unit information is available yet:
JNL/Credit Suisse Global Natural Resources Fund, JNL/Credit Suisse Long/Short Fund, JNL/Franklin Templeton Founding Strategy Fund, JNL/Franklin Templeton Global Growth Fund, JNL/Franklin Templeton Mutual Shares Fund, JNL/PIMCO Real Return Fund, JNL/S&P Disciplined Moderate Fund, JNL/S&P Disciplined Moderate Growth Fund, and JNL/S&P Disciplined Growth Fund.

Also effective April 30, 2007, the Separate Account has these new Investment Divisions, on which no Accumulation Unit information is available yet:
JNL/Mellon Capital Management Index 5 Fund, JNL/Mellon Capital Management 10 x 10 Fund, JNL/Mellon Capital Management S&P(R) SMid 60 Fund, and JNL/Mellon Capital Management NYSE(R) International 25 Fund.

At the end of the tables in the SAI are the footnotes with the beginning dates of activity for each Investment Division at every applicable charge level (annualized) under the Contract.


ACCUMULATION UNIT VALUES
BASE CONTRACT - 1.40%

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/AIM Large Cap Growth
Division(30)

  Accumulation unit value:
    Beginning of period                    $11.83          $11.19          $10.31          $8.04          $10.94
    End of period                          $12.58          $11.83          $11.19         $10.31          $8.04
  Accumulation units outstanding
  at the end of period                    676,803         823,898         949,952         848,882        257,926

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/AIM Large Cap Growth
Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.94           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     41,057           N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/AIM Premier Equity
II Division(30)

  Accumulation unit value:
    Beginning of period                     N/A             N/A            $9.44           $7.80          $11.02
    End of period                           N/A             N/A            $9.23           $9.44          $7.80
  Accumulation units outstanding
  at the end of period                      N/A             N/A              -            312,288        331,809

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/AIM Premier Equity
II Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $11.02           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     71,912           N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/AIM Real Estate Division(821)

  Accumulation unit value:
    Beginning of period                    $11.59          $10.00           N/A             N/A            N/A
    End of period                          $15.59          $11.59           N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                    590,541         273,148           N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/AIM Real Estate Division(821)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/AIM Small Cap Growth
Division(30)

  Accumulation unit value:
    Beginning of period                    $12.75          $11.93          $11.32          $8.29          $11.57
    End of period                          $14.40          $12.75          $11.93         $11.32          $8.29
  Accumulation units outstanding
  at the end of period                    385,179         509,403         652,791        1,282,024       822,117

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/AIM Small Cap Growth
Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $11.57           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                    154,845           N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Alger Growth Division

  Accumulation unit value:
    Beginning of period                    $19.57          $17.67          $17.06         $12.79          $19.41
    End of period                          $20.25          $19.57          $17.67         $17.06          $12.79
  Accumulation units outstanding
  at the end of period                   4,459,844       5,978,491       7,551,774       9,520,393      10,831,130

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Alger Growth Division

  Accumulation unit value:
    Beginning of period                    $22.36          $26.20          $19.86         $13.82          $11.11
    End of period                          $19.41          $22.36          $26.20         $19.86          $13.82
  Accumulation units outstanding
  at the end of period                   14,789,965      16,136,216      12,779,325      7,704,990      5,908,446

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Alliance Capital Growth
Division(19)

  Accumulation unit value:
    Beginning of period                     N/A            $5.86           $5.59           $4.56          $6.71
    End of period                           N/A            $5.33           $5.86           $5.59          $4.56
  Accumulation units outstanding
  at the end of period                      N/A              -           2,460,607       4,066,562      4,300,783

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Alliance Capital Growth
Division(19)

  Accumulation unit value:
    Beginning of period                    $7.96           $10.00           N/A             N/A            N/A
    End of period                          $6.71           $7.96            N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                   4,686,195       2,233,453          N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Credit Suisse Global
Natural Resources Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Credit Suisse Global
Natural Resources Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Credit Suisse Long/Short
Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Credit Suisse Long/Short
Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Eagle Core Equity Division(1)

  Accumulation unit value:
    Beginning of period                    $17.37          $17.04          $16.25         $13.23          $16.89
    End of period                          $19.24          $17.37          $17.04         $16.25          $13.23
  Accumulation units outstanding
  at the end of period                   1,545,363       2,066,108       2,665,395       3,269,083      3,659,294

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Eagle Core Equity Division(1)

  Accumulation unit value:
    Beginning of period                    $19.00          $19.21          $15.77         $13.72          $10.52
    End of period                          $16.89          $19.00          $19.21         $15.77          $13.72
  Accumulation units outstanding
  at the end of period                   4,335,797       4,549,021       3,154,438       1,829,363       766,516

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Eagle SmallCap Equity
Division(1)

  Accumulation unit value:
    Beginning of period                    $19.16          $18.95          $16.18         $11.72          $15.39
    End of period                          $22.69          $19.16          $18.95         $16.18          $11.72
  Accumulation units outstanding
  at the end of period                   1,865,976       2,390,488       3,247,748       3,988,451      4,636,439

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Eagle SmallCap Equity
Division(1)

  Accumulation unit value:
    Beginning of period                    $14.07          $16.44          $13.98         $14.00          $11.12
    End of period                          $15.39          $14.07          $16.44         $13.98          $14.00
  Accumulation units outstanding
  at the end of period                   5,477,543       4,810,070       3,152,948       2,274,545       857,946






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/FMR Balanced Division(19)

  Accumulation unit value:
    Beginning of period                    $11.13          $10.26          $9.51           $8.48          $9.20
    End of period                          $12.16          $11.13          $10.26          $9.51          $8.48
  Accumulation units outstanding
  at the end of period                   3,330,738       3,821,380       4,336,372       5,316,061      5,839,788

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/FMR Balanced Division(19)

  Accumulation unit value:
    Beginning of period                    $9.77           $10.00           N/A             N/A            N/A
    End of period                          $9.20           $9.77            N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                   5,987,405       2,453,090          N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/FMR MidCap Equity Division

  Accumulation unit value:
    Beginning of period                    $17.12          $16.35          $14.05         $10.51          $15.05
    End of period                          $18.92          $17.12          $16.35         $14.05          $10.51
  Accumulation units outstanding
  at the end of period                   4,665,709       5,975,265       7,525,469       9,476,936      11,407,014

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/FMR MidCap Equity Division

  Accumulation unit value:
    Beginning of period                    $25.52          $39.66          $17.94         $13.46          $11.87
    End of period                          $15.05          $25.52          $39.66         $17.94          $13.46
  Accumulation units outstanding
  at the end of period                   15,885,658      17,431,473      12,048,149      5,849,883      5,132,743






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Franklin Templeton
Founding Strategy Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Franklin Templeton
Founding Strategy Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Franklin Templeton
Global Growth Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Franklin Templeton
Global Growth Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Franklin Templeton
Income Division(1073)

  Accumulation unit value:
    Beginning of period                    $9.89            N/A             N/A             N/A            N/A
    End of period                          $10.88           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                    287,731           N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Franklin Templeton
Income Division(1073)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Franklin Templeton
Mutual Shares Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Franklin Templeton
Mutual Shares Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Franklin Templeton
Small Cap Value Division(826)

  Accumulation unit value:
    Beginning of period                    $10.85          $10.07           N/A             N/A            N/A
    End of period                          $12.59          $10.85           N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                    400,616         217,244           N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Franklin Templeton
Small Cap Value Division(826)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Goldman Sachs Mid Cap
Value Division(828)

  Accumulation unit value:
    Beginning of period                    $11.30          $10.00           N/A             N/A            N/A
    End of period                          $12.90          $11.30           N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                    497,041         420,400           N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Goldman Sachs Mid Cap
Value Division(828)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Goldman Sachs Short
Duration Bond Division(1068)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.21           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                    279,821           N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Goldman Sachs Short
Duration Bond Division(1068)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/JPMorgan International
Equity Division

  Accumulation unit value:
    Beginning of period                    $14.53          $13.31          $11.60          $9.16          $11.69
    End of period                          $17.57          $14.53          $13.31         $11.60          $9.16
  Accumulation units outstanding
  at the end of period                   2,780,148       3,298,190       4,007,667       5,340,224      6,591,626

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/JPMorgan International
Equity Division

  Accumulation unit value:
    Beginning of period                    $14.87          $17.53          $13.46         $11.94          $11.78
    End of period                          $11.69          $14.87          $17.53         $13.46          $11.94
  Accumulation units outstanding
  at the end of period                   7,467,615       7,353,097       5,507,406       4,828,701      4,406,642






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/JPMorgan International
Value Division(203)

  Accumulation unit value:
    Beginning of period                    $19.70          $16.85          $13.94         $10.14          $9.33
    End of period                          $25.64          $19.70          $16.85         $13.94          $10.14
  Accumulation units outstanding
  at the end of period                   1,449,406       1,256,867       1,316,984        739,134         22,509

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/JPMorgan International
Value Division(203)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Lazard Emerging Markets
Division(1079)

  Accumulation unit value:
    Beginning of period                    $8.93            N/A             N/A             N/A            N/A
    End of period                          $10.89           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                    114,166           N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Lazard Emerging Markets
Division(1079)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Lazard Mid Cap Value
Division(30)

  Accumulation unit value:
    Beginning of period                    $15.92          $14.83          $12.06          $9.49          $11.20
    End of period                          $17.98          $15.92          $14.83         $12.06          $9.49
  Accumulation units outstanding
  at the end of period                   1,840,468       2,303,023       2,937,925       2,071,739      1,945,294

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Lazard Mid Cap Value
Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $11.20           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                    102,381           N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Lazard Small Cap Value
Division(30)

  Accumulation unit value:
    Beginning of period                    $15.00          $14.53          $12.77          $9.33          $11.43
    End of period                          $17.27          $15.00          $14.53         $12.77          $9.33
  Accumulation units outstanding
  at the end of period                   1,306,536       1,817,551       2,444,452       2,542,468      2,022,206

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Lazard Small Cap Value
Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $11.43           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                    161,376           N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Mellon Capital Management
(MCM) 25 Division(17)

  Accumulation unit value:
    Beginning of period                    $11.50          $12.01          $9.99           $7.63          $8.76
    End of period                          $12.72          $11.50          $12.01          $9.99          $7.63
  Accumulation units outstanding
  at the end of period                   1,682,667       2,032,427       1,944,847       2,524,900      1,813,423

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Mellon Capital Management
(MCM) 25 Division(17)

  Accumulation unit value:
    Beginning of period                    $7.78           $8.24           $10.00           N/A            N/A
    End of period                          $8.76           $7.78           $8.24            N/A            N/A
  Accumulation units outstanding
  at the end of period                    927,576         458,998         225,236           N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/MCM Bond Index Division(198)

  Accumulation unit value:
    Beginning of period                    $10.54          $10.50          $10.27         $10.12          $10.00
    End of period                          $10.78          $10.54          $10.50         $10.27          $10.12
  Accumulation units outstanding
  at the end of period                    547,428         637,462         591,852         181,155         79,158

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/MCM Bond Index Division(198)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/MCM Communications
Sector Division(17)

  Accumulation unit value:
    Beginning of period                    $4.55           $4.57           $3.93           $5.59          $5.59
    End of period                          $6.10           $4.55           $4.57           $3.93          $3.00
  Accumulation units outstanding
  at the end of period                    499,438         152,941         200,248        2,004,639      1,953,721

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/MCM Communications
Sector Division(17)

  Accumulation unit value:
    Beginning of period                    $10.79          $14.99          $10.00           N/A            N/A
    End of period                          $5.59           $10.79          $14.99           N/A            N/A
  Accumulation units outstanding
  at the end of period                   1,834,516       1,158,100        336,879           N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/MCM Consumer Brands
Sector Division(17)

  Accumulation unit value:
    Beginning of period                    $10.51          $10.92          $10.06          $8.44          $9.10
    End of period                          $11.75          $10.51          $10.92         $10.06          $8.44
  Accumulation units outstanding
  at the end of period                     34,048          51,898          56,224        1,022,740      1,079,249

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/MCM Consumer Brands
Sector Division(17)

  Accumulation unit value:
    Beginning of period                    $10.10          $9.48           $10.00           N/A            N/A
    End of period                          $9.10           $10.10          $9.48            N/A            N/A
  Accumulation units outstanding
  at the end of period                    864,203         426,052         176,274           N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/MCM Dow 10 Division(17)

  Accumulation unit value:
    Beginning of period                    $8.96           $9.63           $9.49           $7.66          $8.61
    End of period                          $11.44          $8.96           $9.63           $9.49          $7.66
  Accumulation units outstanding
  at the end of period                   3,502,291       3,954,269       4,246,007       4,260,951      4,204,922

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/MCM Dow 10 Division(17)

  Accumulation unit value:
    Beginning of period                    $9.00           $8.67           $10.00           N/A            N/A
    End of period                          $8.61           $9.00           $8.67            N/A            N/A
  Accumulation units outstanding
  at the end of period                   2,654,212       2,340,312        898,160           N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/MCM Dow Dividend Division(992)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $11.83           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                    362,255           N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/MCM Dow Dividend Division(992)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/MCM Enhanced S&P 500
Stock Index Division(198)

  Accumulation unit value:
    Beginning of period                    $15.28          $14.86          $13.55         $10.64          $10.22
    End of period                          $17.60          $15.28          $14.86         $13.55          $10.64
  Accumulation units outstanding
  at the end of period                    451,347         442,642         567,683         548,237         83,108

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/MCM Enhanced S&P 500
Stock Index Division(198)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/MCM Financial Sector
Division(17)

  Accumulation unit value:
    Beginning of period                    $12.72          $12.16          $10.86          $8.27          $9.75
    End of period                          $14.89          $12.72          $12.16         $10.86          $8.27
  Accumulation units outstanding
  at the end of period                    175,497         151,697          74,051        1,571,108      1,660,329

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/MCM Financial Sector
Division(17)

  Accumulation unit value:
    Beginning of period                    $11.18          $8.91           $10.00           N/A            N/A
    End of period                          $9.75           $11.18          $8.91            N/A            N/A
  Accumulation units outstanding
  at the end of period                   1,596,407       1,008,606        280,321           N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/MCM Global 15 Division(17)

  Accumulation unit value:
    Beginning of period                    $12.84          $11.81          $9.35           $7.12          $8.38
    End of period                          $17.74          $12.84          $11.81          $9.35          $7.12
  Accumulation units outstanding
  at the end of period                   2,554,101       2,515,948       2,065,880       2,367,531      1,663,442

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/MCM Global 15 Division(17)

  Accumulation unit value:
    Beginning of period                    $8.56           $8.93           $10.00           N/A            N/A
    End of period                          $8.38           $8.56           $8.93            N/A            N/A
  Accumulation units outstanding
  at the end of period                    940,817         588,686         227,870           N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/MCM Healthcare Sector
Division(17)

  Accumulation unit value:
    Beginning of period                    $11.47          $10.81          $10.59          $8.37          $12.23
    End of period                          $12.02          $11.47          $10.81         $10.59          $8.37
  Accumulation units outstanding
  at the end of period                    335,942         372,544         121,521        2,061,617      2,094,390

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/MCM Healthcare Sector
Division(17)

  Accumulation unit value:
    Beginning of period                    $13.32          $9.67           $10.00           N/A            N/A
    End of period                          $12.23          $13.32          $9.67            N/A            N/A
  Accumulation units outstanding
  at the end of period                   1,953,625       1,311,066        418,359           N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/MCM International Index
Division(199)

  Accumulation unit value:
    Beginning of period                    $18.38          $16.45          $13.96         $10.31          $9.93
    End of period                          $22.76          $18.38          $16.45         $13.96          $10.31
  Accumulation units outstanding
  at the end of period                   1,004,678        922,314         758,714         428,981         30,077

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/MCM International Index
Division(199)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/MCM JNL 5 Division(679)

  Accumulation unit value:
    Beginning of period                    $12.06          $11.06          $10.00           N/A            N/A
    End of period                          $14.13          $12.06          $11.06           N/A            N/A
  Accumulation units outstanding
  at the end of period                   4,561,682       3,094,336        430,370           N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/MCM JNL 5 Division(679)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/MCM JNL Optimized 5
Division(1072)

  Accumulation unit value:
    Beginning of period                    $9.52            N/A             N/A             N/A            N/A
    End of period                          $10.73           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     81,783           N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/MCM JNL Optimized 5
Division(1072)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/MCM Nasdaq 15 Division(684)

  Accumulation unit value:
    Beginning of period                    $10.73          $10.99          $10.00           N/A            N/A
    End of period                          $11.08          $10.73          $10.99           N/A            N/A
  Accumulation units outstanding
  at the end of period                    144,768         124,582          41,904           N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/MCM Nasdaq 15 Division(684)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/MCM Oil & Gas Sector
Division(17)

  Accumulation unit value:
    Beginning of period                    $23.53          $17.44          $13.27         $10.21          $10.73
    End of period                          $28.03          $23.53          $17.44         $13.27          $10.21
  Accumulation units outstanding
  at the end of period                    855,265         992,637         412,820         646,956        692,179

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/MCM Oil & Gas Sector
Division(17)

  Accumulation unit value:
    Beginning of period                    $14.61          $10.20          $10.00           N/A            N/A
    End of period                          $10.73          $14.61          $10.20           N/A            N/A
  Accumulation units outstanding
  at the end of period                    673,841         357,749          74,681           N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/MCM S&P 10 Division(17)

  Accumulation unit value:
    Beginning of period                    $13.52          $9.99           $8.61           $7.34          $9.09
    End of period                          $13.96          $13.52          $9.99           $8.61          $7.34
  Accumulation units outstanding
  at the end of period                   1,833,330       2,340,607       1,585,294       3,227,038      2,794,216

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/MCM S&P 10 Division(17)

  Accumulation unit value:
    Beginning of period                    $11.72          $10.98          $10.00           N/A            N/A
    End of period                          $9.09           $11.72          $10.98           N/A            N/A
  Accumulation units outstanding
  at the end of period                   2,181,891       1,617,989        836,713           N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/MCM S&P 24 Division(1147)

  Accumulation unit value:
    Beginning of period                    $9.89            N/A             N/A             N/A            N/A
    End of period                          $10.20           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     4,764            N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/MCM S&P 24 Division(1147)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/MCM S&P 400 MidCap
Index Division(199)

  Accumulation unit value:
    Beginning of period                    $17.45          $15.80          $13.84         $10.43          $9.85
    End of period                          $18.88          $17.45          $15.80         $13.84          $10.43
  Accumulation units outstanding
  at the end of period                    695,721         724,394         751,941         480,791         87,434

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/MCM S&P 400 MidCap
Index Division(199)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/MCM S&P 500 Index Division(198)

  Accumulation unit value:
    Beginning of period                    $14.95          $14.52          $13.38         $10.62          $10.22
    End of period                          $16.96          $14.95          $14.52         $13.38          $10.62
  Accumulation units outstanding
  at the end of period                   1,237,693       1,350,070       1,291,259        939,907        212,193

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/MCM S&P 500 Index Division(198)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/MCM Select Small-Cap
Division(17)

  Accumulation unit value:
    Beginning of period                    $19.84          $18.47          $16.64         $11.40          $14.04
    End of period                          $21.42          $19.84          $18.47         $16.64          $11.40
  Accumulation units outstanding
  at the end of period                   1,078,687       1,238,136       1,060,719       2,134,597      1,570,798

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/MCM Select Small-Cap
Division(17)

  Accumulation unit value:
    Beginning of period                    $14.82          $12.29          $10.00           N/A            N/A
    End of period                          $14.04          $14.82          $12.29           N/A            N/A
  Accumulation units outstanding
  at the end of period                    997,595         521,580         170,871           N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/MCM Small Cap Index
Division(199)

  Accumulation unit value:
    Beginning of period                    $18.03          $17.54          $15.15         $10.53          $9.96
    End of period                          $20.89          $18.03          $17.54         $15.15          $10.53
  Accumulation units outstanding
  at the end of period                    606,369         580,685         669,538         501,743         57,890

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/MCM Small Cap Index
Division(199)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/MCM Technology Sector
Division(17)

  Accumulation unit value:
    Beginning of period                    $5.80           $5.74           $5.76           $4.02          $6.49
    End of period                          $6.25           $5.80           $5.74           $5.76          $4.02
  Accumulation units outstanding
  at the end of period                    330,878         337,072         223,808        3,401,629      3,471,994

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/MCM Technology Sector
Division(17)

  Accumulation unit value:
    Beginning of period                    $11.93          $15.28          $10.00           N/A            N/A
    End of period                          $6.49           $11.93          $15.28           N/A            N/A
  Accumulation units outstanding
  at the end of period                   3,016,465       1,683,181        512,510           N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/MCM Value Line 25 Division(679)

  Accumulation unit value:
    Beginning of period                    $16.02          $11.70          $10.00           N/A            N/A
    End of period                          $15.58          $16.02          $11.70           N/A            N/A
  Accumulation units outstanding
  at the end of period                   1,083,981       1,238,076         98,576           N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/MCM Value Line 25 Division(679)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/MCM VIP Division(684)

  Accumulation unit value:
    Beginning of period                    $12.27          $11.33          $10.00           N/A            N/A
    End of period                          $13.57          $12.27          $11.33           N/A            N/A
  Accumulation units outstanding
  at the end of period                   1,115,805       1,056,782         52,967           N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/MCM VIP Division(684)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Oppenheimer Global
Growth Division(27)

  Accumulation unit value:
    Beginning of period                    $12.72          $11.34          $9.75           $7.03          $9.18
    End of period                          $14.67          $12.72          $11.34          $9.75          $7.03
  Accumulation units outstanding
  at the end of period                   2,366,005       2,697,539       3,005,388       2,531,796      2,229,767

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Oppenheimer Global
Growth Division(27)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $9.18            N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                    866,690           N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Oppenheimer Growth Division(27)

  Accumulation unit value:
    Beginning of period                    $8.83           $8.21           $7.98           $6.87          $9.33
    End of period                          $9.14           $8.83           $8.21           $7.98          $6.87
  Accumulation units outstanding
  at the end of period                    525,925         626,735         641,932         802,482        596,099

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Oppenheimer Growth Division(27)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $9.33            N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                    399,449           N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/PIMCO Real Return Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/PIMCO Real Return Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/PIMCO Total Return
Bond Division(30)

  Accumulation unit value:
    Beginning of period                    $11.36          $11.26          $10.93         $10.58          $9.85
    End of period                          $11.59          $11.36          $11.26         $10.93          $10.58
  Accumulation units outstanding
  at the end of period                   3,567,485       3,949,820       4,242,669       5,266,037      6,035,970

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/PIMCO Total Return
Bond Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $9.85            N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                    851,411           N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/PPM America High Yield
Bond Division(946)

  Accumulation unit value:
    Beginning of period                     N/A             N/A            $14.87         $12.70          $12.62
    End of period                           N/A             N/A            $15.37         $14.87          $12.70
  Accumulation units outstanding
  at the end of period                      N/A             N/A              -           7,501,178      8,221,752

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/PPM America High Yield
Bond Division(946)

  Accumulation unit value:
    Beginning of period                    $12.12          $13.02          $13.06         $12.75          $11.26
    End of period                          $12.62          $12.12          $13.02         $13.06          $12.75
  Accumulation units outstanding
  at the end of period                   9,858,774       9,117,909       9,672,921       7,350,674      4,711,051

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Putnam Equity Division

  Accumulation unit value:
    Beginning of period                    $18.13          $16.91          $15.17         $12.09          $16.15
    End of period                          $20.33          $18.13          $16.91         $15.17          $12.09
  Accumulation units outstanding
  at the end of period                   4,543,265       6,025,199       7,556,994       9,434,893      11,426,408

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Putnam Equity Division

  Accumulation unit value:
    Beginning of period                    $21.84          $26.96          $21.13         $15.88          $13.22
    End of period                          $16.15          $21.84          $26.96         $21.13          $15.88
  Accumulation units outstanding
  at the end of period                   15,246,847      16,776,830      14,056,305      8,348,592      5,207,294






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Putnam Midcap Growth
Division(19)

  Accumulation unit value:
    Beginning of period                    $8.38           $7.58           $6.48           $4.92          $7.06
    End of period                          $8.74           $8.38           $7.58           $6.48          $4.92
  Accumulation units outstanding
  at the end of period                   1,198,802       1,447,423       1,831,953       2,031,174      2,256,106

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Putnam Midcap Growth
Division(19)

  Accumulation unit value:
    Beginning of period                    $9.81           $10.00           N/A             N/A            N/A
    End of period                          $7.06           $9.81            N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                   2,574,918       1,840,603          N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Putnam Value Equity Division

  Accumulation unit value:
    Beginning of period                    $17.86          $17.27          $15.96         $12.99          $16.44
    End of period                          $19.91          $17.86          $17.27         $15.96          $12.99
  Accumulation units outstanding
  at the end of period                   5,719,045       7,449,847       9,322,373      11,465,841      13,958,334

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Putnam Value Equity Division

  Accumulation unit value:
    Beginning of period                    $17.80          $16.87          $17.29         $15.59          $12.98
    End of period                          $16.44          $17.80          $16.87         $17.29          $15.59
  Accumulation units outstanding
  at the end of period                   17,374,199      18,374,087      16,357,203     10,899,898      6,925,507






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/S&P Core Index 100
Division(199)

  Accumulation unit value:
    Beginning of period                     N/A             N/A            $12.57         $10.45          $9.77
    End of period                           N/A             N/A            $12.81         $12.57          $10.45
  Accumulation units outstanding
  at the end of period                      N/A             N/A              -            159,062         26,462

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/S&P Core Index 100
Division(199)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/S&P Core Index 50 Division(232)

  Accumulation unit value:
    Beginning of period                     N/A             N/A            $13.52         $10.47          $11.06
    End of period                           N/A             N/A            $13.79         $13.52          $10.47
  Accumulation units outstanding
  at the end of period                      N/A             N/A              -            63,894          1,932

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/S&P Core Index 50 Division(232)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/S&P Core Index 75 Division(216)

  Accumulation unit value:
    Beginning of period                     N/A             N/A            $13.06         $10.47          $10.42
    End of period                           N/A             N/A            $13.34         $13.06          $10.47
  Accumulation units outstanding
  at the end of period                      N/A             N/A              -            19,501          7,572

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/S&P Core Index 75 Division(216)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/S&P Disciplined Growth Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/S&P Disciplined Growth Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/S&P Disciplined Moderate
Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/S&P Disciplined Moderate
Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/S&P Disciplined Moderate
Growth Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/S&P Disciplined Moderate
Growth Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/S&P Equity Aggressive
Growth Division I(6)

  Accumulation unit value:
    Beginning of period                     N/A             N/A            $10.52          $8.21          $10.84
    End of period                           N/A             N/A            $10.75         $10.52          $8.21
  Accumulation units outstanding
  at the end of period                      N/A             N/A              -           2,651,294      2,991,831

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/S&P Equity Aggressive
Growth Division I(6)

  Accumulation unit value:
    Beginning of period                    $12.75          $15.24          $10.64         $10.00           N/A
    End of period                          $10.84          $12.75          $15.24         $10.64           N/A
  Accumulation units outstanding
  at the end of period                   3,663,573       3,066,578       1,183,888        304,127          N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/S&P Equity Growth Division I(5)

  Accumulation unit value:
    Beginning of period                     N/A             N/A            $10.28          $8.05          $10.65
    End of period                           N/A             N/A            $10.48         $10.28          $8.05
  Accumulation units outstanding
  at the end of period                      N/A             N/A              -           9,720,273      10,657,778

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/S&P Equity Growth Division I(5)

  Accumulation unit value:
    Beginning of period                    $12.61          $14.87          $10.53         $10.00           N/A
    End of period                          $10.65          $12.61          $14.87         $10.53           N/A
  Accumulation units outstanding
  at the end of period                   13,042,220      10,443,838      3,994,657        478,149          N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/S&P Managed Aggressive
Growth Division(3)

  Accumulation unit value:
    Beginning of period                    $13.56          $12.68          $11.42          $9.13          $11.33
    End of period                          $15.46          $13.56          $12.68         $11.42          $9.13
  Accumulation units outstanding
  at the end of period                   11,398,605      14,771,865      19,109,930      7,250,948      7,814,916

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/S&P Managed Aggressive
Growth Division(3)

  Accumulation unit value:
    Beginning of period                    $12.85          $14.38          $10.77         $10.00           N/A
    End of period                          $11.33          $12.85          $14.38         $10.77           N/A
  Accumulation units outstanding
  at the end of period                   9,087,381       7,064,128       2,790,656        410,888          N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/S&P Managed Conservative
Division(683)

  Accumulation unit value:
    Beginning of period                    $10.60          $10.36          $10.00           N/A            N/A
    End of period                          $11.27          $10.60          $10.36           N/A            N/A
  Accumulation units outstanding
  at the end of period                    418,780         453,860          71,770           N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/S&P Managed Conservative
Division(683)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/S&P Managed Growth Division(3)

  Accumulation unit value:
    Beginning of period                    $13.68          $12.91          $11.75          $9.79          $11.33
    End of period                          $15.40          $13.68          $12.91         $11.75          $9.79
  Accumulation units outstanding
  at the end of period                   13,384,367      16,904,102      20,710,783     22,234,816      23,364,549

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/S&P Managed Growth Division(3)

  Accumulation unit value:
    Beginning of period                    $12.40          $13.15          $10.52         $10.00           N/A
    End of period                          $11.33          $12.40          $13.15         $10.52           N/A
  Accumulation units outstanding
  at the end of period                   25,281,429      17,565,944      8,312,453       1,198,566         N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/S&P Managed Moderate
Division(685)

  Accumulation unit value:
    Beginning of period                    $10.97          $10.59          $10.00           N/A            N/A
    End of period                          $11.94          $10.97          $10.59           N/A            N/A
  Accumulation units outstanding
  at the end of period                    670,900         460,905          69,719           N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/S&P Managed Moderate
Division(685)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/S&P Managed Moderate
Growth Division(4)

  Accumulation unit value:
    Beginning of period                    $13.23          $12.60          $11.67         $10.05          $11.13
    End of period                          $14.63          $13.23          $12.60         $11.67          $10.05
  Accumulation units outstanding
  at the end of period                   9,979,442       12,141,963      13,786,661     15,113,050      16,064,876

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/S&P Managed Moderate
Growth Division(4)

  Accumulation unit value:
    Beginning of period                    $11.85          $12.21          $10.36         $10.00           N/A
    End of period                          $11.13          $11.85          $12.21         $10.36           N/A
  Accumulation units outstanding
  at the end of period                   16,213,693      11,548,615      5,873,298        967,674          N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/S&P Retirement 2015
Division(1017)

  Accumulation unit value:
    Beginning of period                    $10.12           N/A             N/A             N/A            N/A
    End of period                          $10.86           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     8,770            N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/S&P Retirement 2015
Division(1017)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/S&P Retirement 2020 Division

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.98           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     7,850            N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/S&P Retirement 2020 Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/S&P Retirement 2025
Division(1208)

  Accumulation unit value:
    Beginning of period                    $11.01           N/A             N/A             N/A            N/A
    End of period                          $11.05           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     2,452            N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/S&P Retirement 2025
Division(1208)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/S&P Retirement Income Division

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.62           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     18,460           N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/S&P Retirement Income Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/S&P Very Aggressive
Growth Division I(2)

  Accumulation unit value:
    Beginning of period                     N/A             N/A            $11.02          $8.55          $11.30
    End of period                           N/A             N/A            $11.27         $11.02          $8.55
  Accumulation units outstanding
  at the end of period                      N/A             N/A              -           3,663,862      4,308,780

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/S&P Very Aggressive
Growth Division I(2)

  Accumulation unit value:
    Beginning of period                    $13.28          $16.25          $11.07         $10.00           N/A
    End of period                          $11.30          $13.28          $16.25         $11.07           N/A
  Accumulation units outstanding
  at the end of period                   5,007,185       4,279,446       1,438,910        220,495          N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Select Balanced Division

  Accumulation unit value:
    Beginning of period                    $21.59          $20.80          $19.02         $15.87          $16.41
    End of period                          $24.20          $21.59          $20.80         $19.02          $15.87
  Accumulation units outstanding
  at the end of period                   6,860,597       8,672,411       10,080,607     10,817,218      11,302,837

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Select Balanced Division

  Accumulation unit value:
    Beginning of period                    $15.05          $14.10          $14.31         $13.19          $11.29
    End of period                          $16.41          $15.05          $14.10         $14.31          $13.19
  Accumulation units outstanding
  at the end of period                   11,986,416      10,032,286      9,940,416       6,574,171      4,486,973

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Select Global Growth Division

  Accumulation unit value:
    Beginning of period                    $19.06          $18.96          $17.27         $14.12          $19.65
    End of period                          $21.29          $19.06          $18.96         $17.27          $14.12
  Accumulation units outstanding
  at the end of period                   4,550,794       5,915,085       7,435,249       9,420,842      12,349,379

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Select Global Growth Division

  Accumulation unit value:
    Beginning of period                    $26.06          $32.33          $19.92         $15.93          $13.57
    End of period                          $19.65          $26.06          $32.33         $19.92          $15.93
  Accumulation units outstanding
  at the end of period                   16,824,375      20,248,887      15,866,078     11,242,198      9,067,277






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Select Large Cap Growth
Division

  Accumulation unit value:
    Beginning of period                    $22.31          $21.61          $19.63         $14.69          $21.21
    End of period                          $23.01          $22.31          $21.61         $19.63          $14.69
  Accumulation units outstanding
  at the end of period                   4,569,474       5,935,444       7,702,803       9,277,974      11,223,192

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Select Large Cap Growth
Division

  Accumulation unit value:
    Beginning of period                    $30.83          $39.54          $20.62         $13.26          $11.95
    End of period                          $21.21          $30.83          $39.54         $20.62          $13.26
  Accumulation units outstanding
  at the end of period                   15,754,272      17,580,395      13,399,786      6,839,305      5,371,379

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Select Money Market Division

  Accumulation unit value:
    Beginning of period                    $12.14          $11.99          $12.06         $12.18          $12.22
    End of period                          $12.52          $12.14          $11.99         $12.06          $12.18
  Accumulation units outstanding
  at the end of period                   2,998,907       2,705,617       3,232,514       4,703,950      7,398,187

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Select Money Market Division

  Accumulation unit value:
    Beginning of period                    $11.98          $11.48          $11.12         $10.74          $10.37
    End of period                          $12.22          $11.98          $11.48         $11.12          $10.74
  Accumulation units outstanding
  at the end of period                   10,944,112      8,517,299       11,491,181      4,713,958      3,855,123






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Select Value Division(205)

  Accumulation unit value:
    Beginning of period                    $17.54          $16.45          $14.53         $10.93          $9.50
    End of period                          $20.91          $17.54          $16.45         $14.53          $10.93
  Accumulation units outstanding
  at the end of period                   1,341,566       1,111,423       1,031,458        562,971         30,771

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Select Value Division(205)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/T.Rowe Price Established
Growth Division

  Accumulation unit value:
    Beginning of period                    $23.21          $22.19          $20.48         $15.91          $21.04
    End of period                          $26.03          $23.21          $22.19         $20.48          $15.91
  Accumulation units outstanding
  at the end of period                   6,869,778       8,725,276       10,119,927     11,790,991      12,765,760

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/T.Rowe Price Established
Growth Division

  Accumulation unit value:
    Beginning of period                    $23.77          $24.19          $20.14         $15.99          $12.53
    End of period                          $21.04          $23.77          $24.19         $20.14          $15.99
  Accumulation units outstanding
  at the end of period                   15,911,916      16,685,946      14,057,518     10,399,047      7,218,789






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/T.Rowe Price Mid-Cap
Growth Division

  Accumulation unit value:
    Beginning of period                    $30.41          $27.03          $23.22         $16.99          $22.07
    End of period                          $32.03          $30.41          $27.03         $23.22          $16.99
  Accumulation units outstanding
  at the end of period                   5,523,883       7,110,718       8,830,489      10,141,081      10,928,820

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/T.Rowe Price Mid-Cap
Growth Division

  Accumulation unit value:
    Beginning of period                    $22.72          $21.50          $17.58         $14.68          $12.59
    End of period                          $22.07          $22.72          $21.50         $17.58          $14.68
  Accumulation units outstanding
  at the end of period                   13,844,072      15,106,446      11,658,193      9,941,003      8,031,753

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/T.Rowe Price Value Division(19)

  Accumulation unit value:
    Beginning of period                    $14.01          $13.38          $11.78          $9.20          $11.21
    End of period                          $16.58          $14.01          $13.38         $11.78          $9.20
  Accumulation units outstanding
  at the end of period                   4,684,253       5,635,532       7,053,450       7,141,219      7,225,836

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/T.Rowe Price Value Division(19)

  Accumulation unit value:
    Beginning of period                    $11.29          $10.00           N/A             N/A            N/A
    End of period                          $11.21          $11.29           N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                   7,290,624       1,379,388          N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Western Asset High
Yield Bond Division(674)

  Accumulation unit value:
    Beginning of period                    $10.31          $10.28          $10.00           N/A            N/A
    End of period                          $11.24          $10.31          $10.28           N/A            N/A
  Accumulation units outstanding
  at the end of period                   5,858,517       7,310,204       9,523,409          N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Western Asset High
Yield Bond Division(674)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Western Asset Strategic
Bond Division

  Accumulation unit value:
    Beginning of period                    $18.46          $18.25          $17.31         $15.46          $14.46
    End of period                          $19.06          $18.46          $18.25         $17.31          $15.46
  Accumulation units outstanding
  at the end of period                   2,229,367       2,799,482       3,129,555       3,622,211      3,816,201

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Western Asset Strategic
Bond Division

  Accumulation unit value:
    Beginning of period                    $13.73          $12.99          $12.94         $12.80          $11.74
    End of period                          $14.46          $13.73          $12.99         $12.94          $12.80
  Accumulation units outstanding
  at the end of period                   4,053,144       4,116,938       3,970,746       3,166,154      2,603,857






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Western Asset U.S.
Government & Quality Bond Division

  Accumulation unit value:
    Beginning of period                    $15.16          $15.02          $14.66         $14.70          $13.37
    End of period                          $15.43          $15.16          $15.02         $14.66          $14.70
  Accumulation units outstanding
  at the end of period                   4,225,816       5,500,651       6,692,120       9,069,174      14,668,784

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Western Asset U.S.
Government & Quality Bond Division

  Accumulation unit value:
    Beginning of period                    $12.67          $11.53          $12.00         $11.12          $10.33
    End of period                          $13.37          $12.67          $11.53         $12.00          $11.12
  Accumulation units outstanding
  at the end of period                   12,659,553      8,258,157       7,963,550       5,006,001      2,090,575




ACCUMULATION UNIT VALUES
CONTRACT WITH ENDORSEMENTS - 1.70%

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/AIM Large Cap Growth
Division(57)

  Accumulation unit value:
    Beginning of period                    $11.46          $10.87          $10.05          $7.86          $10.00
    End of period                          $12.15          $11.46          $10.87         $10.05          $7.86
  Accumulation units outstanding
  at the end of period                     2,458           2,627           2,731            854            437

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/AIM Large Cap Growth
Division(57)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/AIM Premier Equity
II Division(32)

  Accumulation unit value:
    Beginning of period                     N/A             N/A            $8.54           $7.08          $10.00
    End of period                           N/A             N/A            $8.35           $8.54          $7.08
  Accumulation units outstanding
  at the end of period                      N/A             N/A              -             2,330          2,331

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/AIM Premier Equity
II Division(32)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/AIM Real Estate Division(1182)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.49           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     3,812            N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/AIM Real Estate Division(1182)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/AIM Small Cap Growth
Division(30)

  Accumulation unit value:
    Beginning of period                    $11.85          $11.12          $10.58          $7.78          $10.88
    End of period                          $13.34          $11.85          $11.12         $10.58          $7.78
  Accumulation units outstanding
  at the end of period                      646             702             702            4,432          2,341

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/AIM Small Cap Growth
Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.88           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      150             N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Alger Growth Division(30)

  Accumulation unit value:
    Beginning of period                    $10.13          $9.18           $8.89           $6.68          $10.17
    End of period                          $10.46          $10.13          $9.18           $8.89          $6.68
  Accumulation units outstanding
  at the end of period                     1,310           1,351           1,393           4,738          1,332

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Alger Growth Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.17           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      150             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Alliance Capital Growth
Division(30)

  Accumulation unit value:
    Beginning of period                     N/A            $8.73           $8.35           $6.83          $10.08
    End of period                           N/A            $7.93           $8.73           $8.35          $6.83
  Accumulation units outstanding
  at the end of period                      N/A              -              650           13,608          13,895

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Alliance Capital Growth
Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.08           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     4,805            N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Credit Suisse Global
Natural Resources Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Credit Suisse Global
Natural Resources Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Credit Suisse Long/Short
Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Credit Suisse Long/Short
Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Eagle Core Equity Division(30)

  Accumulation unit value:
    Beginning of period                    $10.30          $10.13          $9.70           $7.92          $10.14
    End of period                          $11.38          $10.30          $10.13          $9.70          $7.92
  Accumulation units outstanding
  at the end of period                      509             368             367            2,311          2,483

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Eagle Core Equity Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.14           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     1,955            N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Eagle SmallCap Equity
Division(30)

  Accumulation unit value:
    Beginning of period                    $13.49          $13.39          $11.46          $8.33          $10.97
    End of period                          $15.93          $13.49          $13.39         $11.46          $8.33
  Accumulation units outstanding
  at the end of period                     1,028           1,090           1,158           1,191          5,505

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Eagle SmallCap Equity
Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.97           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     7,152            N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/FMR Balanced Division(30)

  Accumulation unit value:
    Beginning of period                    $11.89          $10.98          $10.21          $9.13          $9.94
    End of period                          $12.95          $11.89          $10.98         $10.21          $9.13
  Accumulation units outstanding
  at the end of period                     3,549           3,581           3,678           4,590          4,540

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/FMR Balanced Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $9.94            N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     1,584            N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/FMR MidCap Equity Division(30)

  Accumulation unit value:
    Beginning of period                    $11.40          $10.93          $9.42           $7.06          $10.15
    End of period                          $12.56          $11.40          $10.93          $9.42          $7.06
  Accumulation units outstanding
  at the end of period                       86             172             172             172            173

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/FMR MidCap Equity Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.15           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     1,720            N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Franklin Templeton
Founding Strategy Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Franklin Templeton
Founding Strategy Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Franklin Templeton
Global Growth Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Franklin Templeton
Global Growth Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Franklin Templeton
Income Division(1069)

  Accumulation unit value:
    Beginning of period                    $9.94            N/A             N/A             N/A            N/A
    End of period                          $10.86           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                       -              N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Franklin Templeton
Income Division(1069)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Franklin Templeton
Mutual Shares Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Franklin Templeton
Mutual Shares Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Franklin Templeton
Small Cap Value Division(842)

  Accumulation unit value:
    Beginning of period                    $10.91          $10.38           N/A             N/A            N/A
    End of period                          $12.62          $10.91           N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                       -               -              N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Franklin Templeton
Small Cap Value Division(842)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Goldman Sachs Mid Cap
Value Division(842)

  Accumulation unit value:
    Beginning of period                    $11.26          $10.46           N/A             N/A            N/A
    End of period                          $12.81          $11.26           N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                       -               -              N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Goldman Sachs Mid Cap
Value Division(842)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Goldman Sachs Short
Duration Bond Division(1066)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.19           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     5,458            N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Goldman Sachs Short
Duration Bond Division(1066)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/JPMorgan International
Equity Division(30)

  Accumulation unit value:
    Beginning of period                    $12.51          $11.49          $10.05          $7.95          $10.19
    End of period                          $15.08          $12.51          $11.49         $10.05          $7.95
  Accumulation units outstanding
  at the end of period                       75             149             149            6,365          5,535

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/JPMorgan International
Equity Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.19           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     2,859            N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/JPMorgan International
Value Division(444)

  Accumulation unit value:
    Beginning of period                    $19.51          $16.73          $13.89         $12.70           N/A
    End of period                          $25.31          $19.51          $16.73         $13.89           N/A
  Accumulation units outstanding
  at the end of period                     4,379           2,598           4,482           2,427           N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/JPMorgan International
Value Division(444)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Lazard Emerging Markets
Division(1064)

  Accumulation unit value:
    Beginning of period                    $10.07           N/A             N/A             N/A            N/A
    End of period                          $10.87           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                       -              N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Lazard Emerging Markets
Division(1064)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Lazard Mid Cap Value
Division(30)

  Accumulation unit value:
    Beginning of period                    $14.87          $13.90          $11.34          $8.95          $10.59
    End of period                          $16.75          $14.87          $13.90         $11.34          $8.95
  Accumulation units outstanding
  at the end of period                      504             494             495             494            476

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Lazard Mid Cap Value
Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.59           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      150             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Lazard Small Cap Value
Division(35)

  Accumulation unit value:
    Beginning of period                    $12.96          $12.59          $11.10          $8.13          $10.00
    End of period                          $14.88          $12.96          $12.59         $11.10          $8.13
  Accumulation units outstanding
  at the end of period                      164            1,889           2,841           3,869            81

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Lazard Small Cap Value
Division(35)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Mellon Capital Management
(MCM) 25 Division(871)

  Accumulation unit value:
    Beginning of period                    $15.23          $15.22           N/A             N/A            N/A
    End of period                          $16.81          $15.23           N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      272             351             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Mellon Capital Management
(MCM) 25 Division(871)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/MCM Bond Index Division(196)

  Accumulation unit value:
    Beginning of period                    $10.44          $10.43          $10.23         $10.11          $10.00
    End of period                          $10.64          $10.44          $10.43         $10.23          $10.11
  Accumulation units outstanding
  at the end of period                       -             4,089           4,103             -              -

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/MCM Bond Index Division(196)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/MCM Communications
Sector Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/MCM Communications
Sector Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/MCM Consumer Brands
Sector Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/MCM Consumer Brands
Sector Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/MCM Dow 10 Division(35)

  Accumulation unit value:
    Beginning of period                    $10.30          $11.11          $10.99          $8.89          $10.00
    End of period                          $13.13          $10.30          $11.11         $10.99          $8.89
  Accumulation units outstanding
  at the end of period                     6,365           2,912           2,674           2,666          2,541

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/MCM Dow 10 Division(35)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/MCM Dow Dividend Division(992)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $11.80           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                       -              N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/MCM Dow Dividend Division(992)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/MCM Enhanced S&P 500
Stock Index Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/MCM Enhanced S&P 500
Stock Index Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/MCM Financial Sector Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/MCM Financial Sector Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/MCM Global 15 Division(871)

  Accumulation unit value:
    Beginning of period                    $18.12          $16.87           N/A             N/A            N/A
    End of period                          $24.97          $18.12           N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     3,770            312             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/MCM Global 15 Division(871)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/MCM Healthcare Sector Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/MCM Healthcare Sector Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/MCM International Index
Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/MCM International Index
Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/MCM JNL 5 Division(855)

  Accumulation unit value:
    Beginning of period                    $10.59          $10.00           N/A             N/A            N/A
    End of period                          $12.37          $10.59           N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     9,263           10,354           N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/MCM JNL 5 Division(855)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/MCM JNL Optimized 5
Division(1069)

  Accumulation unit value:
    Beginning of period                    $9.82            N/A             N/A             N/A            N/A
    End of period                          $10.71           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                       -              N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/MCM JNL Optimized 5
Division(1069)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/MCM Nasdaq 15 Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/MCM Nasdaq 15 Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/MCM Oil & Gas Sector
Division(884)

  Accumulation unit value:
    Beginning of period                    $10.26          $10.00           N/A             N/A            N/A
    End of period                          $12.17          $10.26           N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                       50              50             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/MCM Oil & Gas Sector
Division(884)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/MCM S&P 10 Division(935)

  Accumulation unit value:
    Beginning of period                    $16.62          $15.81           N/A             N/A            N/A
    End of period                          $17.10          $16.62           N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     2,203            150             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/MCM S&P 10 Division(935)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/MCM S&P 24 Division(1085)

  Accumulation unit value:
    Beginning of period                    $9.58            N/A             N/A             N/A            N/A
    End of period                          $10.18           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                       -              N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/MCM S&P 24 Division(1085)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/MCM S&P 400 MidCap
Index Division(572)

  Accumulation unit value:
    Beginning of period                    $14.04          $12.75           N/A             N/A            N/A
    End of period                          $18.64          $14.04           N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     2,024             -              N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/MCM S&P 400 MidCap
Index Division(572)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/MCM S&P 500 Index Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/MCM S&P 500 Index Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/MCM Select Small-Cap
Division(935)

  Accumulation unit value:
    Beginning of period                    $18.29          $16.77           N/A             N/A            N/A
    End of period                          $19.69          $18.29           N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     2,110            141             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/MCM Select Small-Cap
Division(935)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/MCM Small Cap Index Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/MCM Small Cap Index Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/MCM Technology Sector Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/MCM Technology Sector Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/MCM Value Line 25 Division(871)

  Accumulation unit value:
    Beginning of period                    $12.26          $10.00           N/A             N/A            N/A
    End of period                          $11.89          $12.26           N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     5,262            291             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/MCM Value Line 25 Division(871)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/MCM VIP Division(855)

  Accumulation unit value:
    Beginning of period                    $10.66          $10.00           N/A             N/A            N/A
    End of period                          $11.76          $10.66           N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     9,611           9,992            N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/MCM VIP Division(855)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Oppenheimer Global
Growth Division(27)

  Accumulation unit value:
    Beginning of period                    $13.76          $12.31          $10.61          $7.68          $10.06
    End of period                          $15.83          $13.76          $12.31         $10.61          $7.68
  Accumulation units outstanding
  at the end of period                      388            2,138           2,213           1,894          5,471

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Oppenheimer Global
Growth Division(27)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.06           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     1,746            N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Oppenheimer Growth Division(27)

  Accumulation unit value:
    Beginning of period                    $9.52           $8.87           $8.65           $7.47          $10.17
    End of period                          $9.81           $9.52           $8.87           $8.65          $7.47
  Accumulation units outstanding
  at the end of period                      398             399             439             438           1,783

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Oppenheimer Growth Division(27)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.17           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      499             N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/PIMCO Real Return Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/PIMCO Real Return Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/PIMCO Total Return
Bond Division(30)

  Accumulation unit value:
    Beginning of period                    $11.39          $11.32          $11.02         $10.70          $10.00
    End of period                          $11.58          $11.39          $11.32         $11.02          $10.70
  Accumulation units outstanding
  at the end of period                     1,450           1,482           2,865           7,542          4,196

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/PIMCO Total Return
Bond Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.00           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      300             N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/PPM America High Yield
Bond Division(30)

  Accumulation unit value:
    Beginning of period                     N/A             N/A            $11.68         $10.01          $9.98
    End of period                           N/A             N/A            $12.05         $11.68          $10.01
  Accumulation units outstanding
  at the end of period                      N/A             N/A              -             4,802          4,217

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/PPM America High Yield
Bond Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $9.98            N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     1,029            N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Putnam Equity Division(37)

  Accumulation unit value:
    Beginning of period                    $11.19          $10.47          $9.42           $7.53          $10.00
    End of period                          $12.51          $11.19          $10.47          $9.42          $7.53
  Accumulation units outstanding
  at the end of period                     1,124           1,275           1,060           1,049          1,037

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Putnam Equity Division(37)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Putnam Midcap Growth
Division(30)

  Accumulation unit value:
    Beginning of period                    $12.35          $11.23          $9.61           $7.32          $10.54
    End of period                          $12.83          $12.35          $11.23          $9.61          $7.32
  Accumulation units outstanding
  at the end of period                       30              30              30             29            1,358

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Putnam Midcap Growth
Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.54           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      494             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Putnam Value Equity
Division(30)

  Accumulation unit value:
    Beginning of period                    $10.92          $10.59          $9.81           $8.01          $10.17
    End of period                          $12.14          $10.92          $10.59          $9.81          $8.01
  Accumulation units outstanding
  at the end of period                      997             923             910            5,756          5,738

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Putnam Value Equity
Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.17           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     5,048            N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/S&P Core Index 100
Division(945)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/S&P Core Index 100
Division(945)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/S&P Core Index 50 Division(949)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/S&P Core Index 50 Division(949)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/S&P Core Index 75 Division(941)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/S&P Core Index 75 Division(941)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/S&P Disciplined Growth Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/S&P Disciplined Growth Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/S&P Disciplined Moderate
Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/S&P Disciplined Moderate
Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/S&P Disciplined Moderate
Growth Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/S&P Disciplined Moderate
Growth Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/S&P Equity Aggressive
Growth Division I(939)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/S&P Equity Aggressive
Growth Division I(939)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/S&P Equity Growth Division
I(40)

  Accumulation unit value:
    Beginning of period                     N/A             N/A            $9.83           $7.72          $10.00
    End of period                           N/A             N/A            $10.00          $9.83          $7.72
  Accumulation units outstanding
  at the end of period                      N/A             N/A              -             3,459          3,464

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/S&P Equity Growth Division
I(40)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/S&P Managed Aggressive
Growth Division(30)

  Accumulation unit value:
    Beginning of period                    $11.95          $11.20          $10.12          $8.12          $10.10
    End of period                          $13.57          $11.95          $11.20         $10.12          $8.12
  Accumulation units outstanding
  at the end of period                     4,244           4,150           7,786           4,410          6,585

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/S&P Managed Aggressive
Growth Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.10           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                       42             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/S&P Managed Conservative
Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/S&P Managed Conservative
Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/S&P Managed Growth Division(30)

  Accumulation unit value:
    Beginning of period                    $12.10          $11.46          $10.46          $8.74          $10.15
    End of period                          $13.58          $12.10          $11.46         $10.46          $8.74
  Accumulation units outstanding
  at the end of period                    185,793         206,585         215,690         216,117        222,262

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/S&P Managed Growth Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.15           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     1,720            N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/S&P Managed Moderate Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/S&P Managed Moderate Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/S&P Managed Moderate
Growth Division(30)

  Accumulation unit value:
    Beginning of period                    $11.83          $11.31          $10.50          $9.07          $10.08
    End of period                          $13.05          $11.83          $11.31         $10.50          $9.07
  Accumulation units outstanding
  at the end of period                     15,673          15,728          20,553         20,770          29,183

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/S&P Managed Moderate
Growth Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.08           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     4,715            N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/S&P Retirement 2015
Division(1078)

  Accumulation unit value:
    Beginning of period                    $9.95            N/A             N/A             N/A            N/A
    End of period                          $10.82           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                       -              N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/S&P Retirement 2015
Division(1078)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/S&P Retirement 2020
Division(992)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.95           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                       -              N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/S&P Retirement 2020
Division(992)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/S&P Retirement 2025
Division(992)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $11.02           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                       -              N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/S&P Retirement 2025
Division(992)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/S&P Retirement Income
Division(1004)

  Accumulation unit value:
    Beginning of period                    $9.97            N/A             N/A             N/A            N/A
    End of period                          $10.57           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                       -              N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/S&P Retirement Income
Division(1004)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/S&P Very Aggressive
Growth Division I(950)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/S&P Very Aggressive
Growth Division I(950)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Select Balanced Division(30)

  Accumulation unit value:
    Beginning of period                    $13.24          $12.79          $11.73          $9.81          $10.18
    End of period                          $14.79          $13.24          $12.79         $11.73          $9.81
  Accumulation units outstanding
  at the end of period                     5,710           13,208          6,673           6,796          7,242

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Select Balanced Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.18           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      102             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Select Global Growth
Division(569)

  Accumulation unit value:
    Beginning of period                    $11.10          $11.07          $10.00           N/A            N/A
    End of period                          $12.36          $11.10          $11.07           N/A            N/A
  Accumulation units outstanding
  at the end of period                       -               -               -              N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Select Global Growth
Division(569)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Select Large Cap Growth
Division(30)

  Accumulation unit value:
    Beginning of period                    $10.62          $10.32          $9.40           $7.06          $10.22
    End of period                          $10.93          $10.62          $10.32          $9.40          $7.06
  Accumulation units outstanding
  at the end of period                     1,861           1,950           9,495           2,821          2,823

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Select Large Cap Growth
Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.22           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     3,741            N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Select Money Market
Division(30)

  Accumulation unit value:
    Beginning of period                    $9.82           $9.72           $9.81           $9.93          $10.00
    End of period                          $10.09          $9.82           $9.72           $9.81          $9.93
  Accumulation units outstanding
  at the end of period                     4,564             -               -               -            1,349

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Select Money Market
Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.00           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      500             N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Select Value Division(572)

  Accumulation unit value:
    Beginning of period                    $17.37          $16.33          $14.88           N/A            N/A
    End of period                          $20.65          $17.37          $16.33           N/A            N/A
  Accumulation units outstanding
  at the end of period                     1,915             -               -              N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Select Value Division(572)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/T.Rowe Price Established
Growth Division(30)

  Accumulation unit value:
    Beginning of period                    $11.03          $10.58          $9.79           $7.63          $10.12
    End of period                          $12.34          $11.03          $10.58          $9.79          $7.63
  Accumulation units outstanding
  at the end of period                     2,097           2,237           1,697           1,686          1,647

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/T.Rowe Price Established
Growth Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.12           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      619             N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/T.Rowe Price Mid-Cap
Growth Division(30)

  Accumulation unit value:
    Beginning of period                    $14.53          $12.96          $11.16          $8.19          $10.67
    End of period                          $15.26          $14.53          $12.96         $11.16          $8.19
  Accumulation units outstanding
  at the end of period                     4,034           2,741           4,660           2,335          2,500

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/T.Rowe Price Mid-Cap
Growth Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.67           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     3,550            N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/T.Rowe Price Value Division(30)

  Accumulation unit value:
    Beginning of period                    $12.62          $12.09          $10.67          $8.36          $10.22
    End of period                          $14.89          $12.62          $12.09         $10.67          $8.36
  Accumulation units outstanding
  at the end of period                     3,253           4,995           9,781           9,215          8,098

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/T.Rowe Price Value Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.22           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      300             N/A             N/A             N/A            N/A






INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Western Asset High
Yield Bond Division(674)

  Accumulation unit value:
    Beginning of period                    $10.28          $10.28          $10.00           N/A            N/A
    End of period                          $11.18          $10.28          $10.28           N/A            N/A
  Accumulation units outstanding
  at the end of period                      141              68            4,941            N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Western Asset High
Yield Bond Division(674)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Western Asset Strategic
Bond Division(30)

  Accumulation unit value:
    Beginning of period                    $12.48          $12.37          $11.77         $10.54          $9.89
    End of period                          $12.84          $12.48          $12.37         $11.77          $10.54
  Accumulation units outstanding
  at the end of period                     1,590           2,155           1,046            779            782





INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002
                                            ----            ----            ----           ----            ----

JNL/Western Asset U.S.
Government & Quality Bond Division(30)

  Accumulation unit value:
    Beginning of period                    $10.78          $10.71          $10.49         $10.55          $9.62
    End of period                          $10.94          $10.78          $10.71         $10.49          $10.55
  Accumulation units outstanding
  at the end of period                     2,411           2,393           2,972           4,664          15,985



INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997
                                            ----            ----            ----           ----            ----

JNL/Western Asset U.S.
Government & Quality Bond Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $9.62            N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     4,300            N/A             N/A             N/A            N/A

                       STATEMENT OF ADDITIONAL INFORMATION


                                 APRIL 30, 2007



                          INDIVIDUAL AND GROUP DEFERRED
         FLEXIBLE PREMIUM FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS
               ISSUED BY THE JACKSON NATIONAL SEPARATE ACCOUNT - I
                  OF JACKSON NATIONAL LIFE INSURANCE COMPANY(R)



This Statement of Additional Information is not a prospectus. It contains information in addition to and more detailed than set forth in the Prospectus and should be read in conjunction with the Prospectus dated April 30, 2007. The Prospectus may be obtained from Jackson National Life Insurance Company (JacksonSM) by writing P. O. Box 17240, Denver, Colorado 80217-0240, or calling 1-800-766-4683. Not all Investment Divisions described in this SAI may be available for investment.


                                TABLE OF CONTENTS

                                                                        PAGE

General Information and History                                            2

Services                                                                   5

Purchase of Securities Being Offered                                       5

Underwriters                                                               5

Calculation of Performance                                                 5

Additional Tax Information                                                 7

Annuity Provisions                                                         17

Net Investment Factor                                                      18

Condensed Financial Information                                            19

GENERAL INFORMATION AND HISTORY

Jackson National Separate Account - I (Separate Account) is a separate investment account of Jackson National Life Insurance Company (JacksonSM). Jackson is a wholly owned subsidiary of Brooke Life Insurance Company and is ultimately a wholly owned subsidiary of Prudential plc, London, England, a publicly traded life insurance company in the United Kingdom.

The JNL/Mellon Capital Management S&P Divisions and the JNL/S&P Divisions are not sponsored, endorsed, sold or promoted by Standard & Poor's (S&P(R)), a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Division or any member of the public regarding the advisability of investing in securities generally or in the Division particularly or the ability of the S&P 500 Index, the Standard & Poor's Mid-Cap 400 Index, and the S&P 400 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500(R) and S&P 400 Indexes that are determined, composed and calculated by S&P without regard to the Licensee or the Divisions. S&P has no obligation to take the needs of the Licensee or the owners of the Divisions into consideration in determining, composing or calculating the S&P 500 and S&P 400 Indexes. S&P is not responsible for and has not participated in the determination of the prices and amount of the Divisions or the timing of the issuance or sale of the Divisions or in the determination or calculation of the equation by which the Divisions is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Divisions.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX, THE STANDARD & POOR'S MIDCAP 400 INDEX, AND THE S&P 400 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE DIVISION, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, THE STANDARD & POOR'S MIDCAP 400 INDEX, AND S&P 400 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX, THE STANDARD & POOR'S MIDCAP 400 INDEX, AND THE S&P 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Value Line Publishing, Inc.'s ("VLPI") only relationship to JNL is VLPI's licensing to JNL of certain VLPI trademarks and trade names and the Value Line Timeliness Ranking System (the "System"), which is composed by VLPI without regard to JNL, this Product or any investor. VLPI has no obligation to take the needs of JNL or any investor in the Product into consideration in composing the System. The Product results may differ from the hypothetical or published results of the Value Line Timeliness Ranking System. VLPI is not responsible for and has not participated in the determination of the prices and composition of the Product or the timing of the issuance for sale of the Product or in the calculation of the equations by which the Product is to be converted into cash.

VLPI MAKES NO WARRANTY CONCERNING THE SYSTEM, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE SYSTEM OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLPI DOES NOT WARRANT THAT THE SYSTEM WILL MEET ANY REQUIREMENTS OR THAT IT WILL BE ACCURATE OR ERROR-FREE. VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE SYSTEM. VLPI HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE PRODUCT; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THIS PRODUCT, AND IN NO EVENT SHALL VLPI BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE PRODUCT.

The Product(s) is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the CORPORATIONS). The Corporations have not passed on the legality or suitability of or the accuracy or adequacy of descriptions and disclosures relating to the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to Jackson National Life Insurance Company (LICENSEE) is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R) and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S) OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

"The Nasdaq-100(R)," "Nasdaq-100 Index(R)," "Nasdaq Stock Market(R)" and "Nasdaq(R)" are trade or service marks of The Nasdaq, Inc. (which with its affiliates are the "Corporations") and have been licensed for use by Jackson National Life Insurance Company. The Corporations have not passed on the legality or suitability of the JNL/Mellon Capital Management Nasdaq(R)15 Fund, the JNL/Mellon Capital Management VIP Fund or the JNL/Mellon Capital Management JNL Optimized 5 Fund. The JNL/Mellon Capital Management Nasdaq(R) 15 Fund, the JNL/Mellon Capital Management VIP Fund and the JNL/Mellon Capital Management JNL Optimized 5 Fund are not issued, endorsed, sponsored, managed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE JNL/MELLON CAPITAL MANAGEMENT NASDAQ(R) 15 FUND. THE JNL/MELLON CAPITAL MANAGEMENT VIP FUND AND THE JNL/MELLON CAPITAL MANAGEMENT JNL OPTIMIZED 5 FUND.

"NYSE(R)" is a registered mark of, and "NYSE International 100 IndexSM" is a service mark of, the New York StocK Exchange, Inc. ("NYSE") and have been licensed for use for certain purposes by Jackson National Asset Management, LLC. The JNL/Mellon Capital Management NYSE(R) International 25 Fund is not sponsored, endorsed, sold or promoted by NYSE, and NYSE makes no representation regarding the advisability of investing in the JNL/Mellon Capital Management NYSE(R) International 25 Fund.

"NYSE International 100 IndexSM" is a service mark of NYSE Group, Inc. NYSE Group, Inc. has no relationship to Jackson National Asset Management, LLC, other than the licensing of the "NYSE International 100 IndexSM" (the "Index") and its service marks for use in connection with the JNL/Mellon Capital Management NYSE(R) International 25 Fund.

NYSE Group, Inc. DOES NOT:

o Sponsor, endorse, sell or promote the JNL/Mellon Capital Management NYSE(R) International 25 Fund.

o Recommend that any person invest in the JNL/Mellon Capital Management NYSE(R) International 25 Fund or any other securities.

o    Have any  responsibility  or liability for or make any decisions  about the
     timing,   amount  or  pricing  of  JNL/Mellon  Capital  Management  NYSE(R)
     International 25 Fund.

o Have any responsibility or liability for the administration, management or marketing of the JNL/Mellon Capital Management NYSE(R) International 25 Fund.

o Consider the needs of the JNL/Mellon Capital Management NYSE(R) International 25 Fund or the owners of the JNL/Mellon Capital Management NYSE(R) International 25 Fund in determining, composing or calculating the NYSE International 100 IndexSM or have any obligation to do so.

--------------------------------------------------------------------------------

NYSE GROUP,  INC. AND ITS  AFFILIATES  WILL NOT HAVE ANY LIABILITY IN CONNECTION
WITH  THE  JNL/MELLON  CAPITAL   MANAGEMENT   NYSE(R)   INTERNATIONAL  25  FUND.
SPECIFICALLY,

o NYSE GROUP, INC. AND ITS AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AND NYSE GROUP, INC. AND ITS AFFILIATES DISCLAIM ANY WARRANTY ABOUT:

o THE RESULTS TO BE OBTAINED BY THE JNL/MELLON CAPITAL MANAGEMENT NYSE(R) INTERNATIONAL 25 FUND, THE OWNER OF THE JNL/MELLON CAPITAL MANAGEMENT NYSE(R) INTERNATIONAL 25 FUND OR ANY OTHER PERSON IN CONNECTION WITH THE USE OF THE INDEX AND THE DATA INCLUDED IN THE NYSE INTERNATIONAL 100 INDEXSM;

o    THE ACCURACY OR COMPLETENESS OF THE INDEX AND ITS DATA;

o THE MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE INDEX AND ITS DATA;

o NYSE GROUP, INC. WILL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN THE INDEX OR ITS DATA;

o UNDER NO CIRCUMSTANCES WILL NYSE GROUP, INC. OR ANY OF ITS AFFILIATES BE LIABLE FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NYSE GROUP, INC. KNOWS THAT THEY MIGHT OCCUR.

THE LICENSING AGREEMENT BETWEEN JACKSON NATIONAL ASSET MANAGEMENT, LLC AND NYSE GROUP, INC. IS SOLELY FOR THEIR BENEFIT AND NOT FOR THE BENEFIT OF THE OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT NYSE(R) INTERNATIONAL 25 FUND OR ANY OTHER THIRD PARTIES.

--------------------------------------------------------------------------------

SERVICES

Jackson keeps the assets of the Separate Account. Jackson holds all cash of the Separate Account and attends to the collection of proceeds of shares of the underlying Funds bought and sold by the Separate Account.

The financial statements of Jackson National Separate Account - I and Jackson National Life Insurance Company for the periods indicated have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. Jackson National Life Insurance Company's audit report refers to the adoption effective January 1, 2004 of the Accounting Standards Executive Committee of the American Institute of Certified Public Accountant's Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts." KPMG LLP is located at 303 East Wacker Drive, Chicago, Illinois 60601.

PURCHASE OF SECURITIES BEING OFFERED

The Contracts will be sold by licensed insurance agents in states where the Contracts may be lawfully sold. The agents will be registered representatives of broker-dealers that are registered under the Securities Exchange Act of 1934 and members of the National Association of Securities Dealers, Inc. (NASD).

UNDERWRITERS

The Contracts are offered continuously and are distributed by Jackson National Life Distributors LLC(JNLD), 7601 Technology Way, Denver, Colorado 80237. JNLD is a subsidiary of Jackson.

For Perspective, the aggregate amount of underwriting commissions paid to broker/dealers were: $10,845,871 in 2004, $9,836,727 in 2005 and $8,562,298 in
2006. JNLD did not retain any portion of the commissions.

For Defined Strategies, the aggregate amount of underwriting commissions paid to broker/dealers were: $621,434 in 2004, $631,101 in 2005 and $602,385 in 2006.
JNLD did not retain any portion of the commissions.

CALCULATION OF PERFORMANCE

When Jackson advertises performance for an Investment Division (except the JNL/Select Money Market Division), we will include quotations of standardized average annual total return to facilitate comparison with standardized average annual total return advertised by other variable annuity separate accounts. Standardized average annual total return for an Investment Division will be shown for periods beginning on the date the Investment Division first invested in the corresponding Fund. We will calculate standardized average annual total return according to the standard methods prescribed by rules of the Securities and Exchange Commission.

Standardized average annual total return for a specific period is calculated by taking a hypothetical $1,000 investment in an Investment Division at the offering on the first day of the period ("initial investment") and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The redeemable value is then divided by the initial investment and expressed as a percentage, carried to at least the nearest hundredth of a percent. Standardized average annual total return is annualized and reflects the deduction of the insurance charges and the Contract maintenance charge. The redeemable value also reflects the effect of any applicable withdrawal charge that may be imposed at the end of the period. No deduction is made for premium taxes, which may be assessed by certain states.

Jackson may also advertise non-standardized total return on an annualized and cumulative basis. Non-standardized total return may be for periods other than those required to be presented or may otherwise differ from standardized average annual total return. The Contract is designed for long-term investment, therefore Jackson believes that non-standardized total return that does not reflect the deduction of any applicable withdrawal charge may be useful to investors. Reflecting the deduction of the withdrawal charge decreases the level of performance advertised. Non-standardized total return may also assume a larger initial investment, which more closely approximates the size of a typical Contract.

Standardized average annual total return quotations will be current to the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication. Both standardized average annual total return quotations and non-standardized total return quotations will be based on rolling calendar quarters and will cover at least periods of one, five, and ten years, or a period covering the time the Investment Division has been in existence, if it has not been in existence for one of the prescribed periods. If the corresponding Fund has been in existence for longer than the Investment Division, the non-standardized total return quotations will show the investment performance the Investment Division would have achieved (reduced by the applicable charges) had it been invested in the Fund for the period quoted.

Quotations of standardized average annual total return and non-standardized total return are based upon historical earnings and will fluctuate. Any quotation of performance should not be considered a guarantee of future performance. Factors affecting the performance of an Investment Division and its corresponding Fund include general market conditions, operating expenses and investment management. An owner's withdrawal value upon surrender of a Contract may be more or less than original cost.

Jackson may advertise the current annualized yield for a 30-day period for an Investment Division. The annualized yield of an Investment Division refers to the income generated by the Investment Division over a specified 30-day period. Because this yield is annualized, the yield generated by an Investment Division during the 30-day period is assumed to be generated each 30-day period. The yield is computed by dividing the net investment income per accumulation unit earned during the period by the price per unit on the last day of the period, according to the following formula:

            (  a-b    )6
YIELD = 2  [(  --- + 1) -1]
            (  cd     )

Where:


     a              =            net investment income earned during the period by the Fund attributable to shares owned by the Investment Division.
     b              =            expenses for the Investment Division accrued for the period (net of reimbursements).
     c              =            the average daily number of accumulation units outstanding during the period.
     d              =            the maximum offering price per accumulation unit on the last day of the period.

The maximum withdrawal charge is 7%.

Net investment income will be determined in accordance with rules established by the Securities and Exchange Commission. Accrued expenses will include all recurring fees that are charged to all Contracts.

Because of the charges and deductions imposed by the Separate Account, the yield for an Investment Division will be lower than the yield for the corresponding Fund. The yield on amounts held in the Investment Division normally will fluctuate over time. Therefore, the disclosed yield for any given period is not an indication or representation of future yields or rates of return. An Investment Division's actual yield will be affected by the types and quality of portfolio securities held by the Fund and the Fund operating expenses.

Any current yield quotations of the JNL/Select Money Market Division will consist of a seven calendar day historical yield, carried at least to the nearest hundredth of a percent. We may advertise yield for the Division based on different time periods, but we will accompany it with a yield quotation based on a seven day calendar period. The JNL/Select Money Market Division's yield will be calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from Contracts, and dividing the net change in account value by the value of the account at the beginning of the period to obtain a base period return and multiplying the base period return by (365/7). The JNL/Select Money Market Division's effective yield is computed similarly but includes the effect of assumed compounding on an annualized basis of the current yield quotations of the Division.

The JNL/Select Money Market Division's yield and effective yield will fluctuate daily. Actual yields will depend on factors such as the type of instruments in the Fund's portfolio, portfolio quality and average maturity, changes in interest rates, and the Fund's expenses. Although the Investment Division determines its yield on the basis of a seven calendar day period, it may use a different time period on occasion. The yield quotes may reflect the expense limitations described in the Fund's Prospectus or Statement of Additional Information. There is no assurance that the yields quoted on any given occasion will be maintained for any period of time and there is no guarantee that the net asset values will remain constant. It should be noted that neither a Contract owner's investment in the JNL/Select Money Market Division nor that Division's investment in the JNL/Select Money Market Fund, is guaranteed or insured. Yields of other money market Funds may not be comparable if a different base or another method of calculation is used.

ADDITIONAL TAX INFORMATION

NOTE: INFORMATION CONTAINED HEREIN SHOULD NOT BE SUBSTITUTED FOR THE ADVICE OF A PERSONAL TAX ADVISER. JACKSON DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS. PURCHASERS BEAR THE COMPLETE RISK THAT THE CONTRACTS MAY NOT BE TREATED AS "ANNUITY CONTRACTS" UNDER FEDERAL INCOME TAX LAWS. IT SHOULD BE FURTHER UNDERSTOOD THAT THE FOLLOWING DISCUSSION IS NOT EXHAUSTIVE AND THAT OTHER SPECIAL RULES MAY BE APPLICABLE IN CERTAIN SITUATIONS. MOREOVER, NO ATTEMPT HAS BEEN MADE TO CONSIDER ANY APPLICABLE STATE OR OTHER TAX LAWS OR TO COMPARE THE TAX TREATMENT OF THE CONTRACTS TO THE TAX TREATMENT OF ANY OTHER INVESTMENT.

JACKSON'S TAX STATUS

Jackson is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). For federal income tax purposes, the Separate Account is not a separate entity from Jackson and its operations form a part of Jackson.

TAXATION OF ANNUITY CONTRACTS IN GENERAL

Section 72 of the Code governs the taxation of annuities in general. An individual owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a withdrawal or as annuity payments under the annuity option elected. For a withdrawal received as a total surrender (total redemption or a death benefit), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For a payment received as a partial withdrawal from a non-qualified Contract, federal tax liability is generally determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the Contract is withdrawn. In the case of a partial withdrawal under a tax-qualified Contract, a ratable portion of the amount received is taxable. For Contracts issued in connection with non-qualified plans, the cost basis is generally the premiums, while for Contracts issued in connection with tax-qualified plans there may be no cost basis. The taxable portion of a withdrawal is taxed at ordinary income tax rates. Tax penalties may also apply.

For annuity payments, a portion of each payment in excess of an exclusion amount is includable in taxable income. All annuity payments in excess of the exclusion amount are fully taxable at ordinary income rates.

The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period certain or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the fixed or estimated number of years for which annuity payments are to be made. No exclusion is allowed with respect to any payments received after the investment in the Contract has been recovered (i.e., when the total of the excludable amounts equals the investment in the Contract). For certain types of tax-qualified plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code.

Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of distributions.

WITHHOLDING TAX ON DISTRIBUTIONS

The Code generally requires Jackson (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a Contract. For "eligible rollover distributions" from Contracts issued under certain types of tax-qualified plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct transfer. This requirement is mandatory and cannot be waived by the owner.

An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code, from a tax sheltered annuity qualified under Section 403(b) of the Code or an eligible deferred compensation plan of a state or local government under Section 457(b) of the Code (other than (1) a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee, and his or her designated beneficiary, or for a specified period of ten years or more; (2) minimum distributions required to be made under the Code; and (3) hardship withdrawals). Failure to "roll over" the entire amount of an eligible rollover distribution (including the amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

Withdrawals or distributions from a Contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming three withholding exemptions.

Generally, the amount of any payment of interest to a non-resident alien of the United States shall be subject to withholding of a tax equal to 30% of such amount or, if applicable, a lower treaty rate. A payment may not be subject to withholding where the recipient sufficiently establishes that such payment is effectively connected to the recipient's conduct of a trade or business in the United States and such payment is included in the recipient's gross income.

DIVERSIFICATION -- SEPARATE ACCOUNT INVESTMENTS

Section 817(h) of the Code imposes certain asset diversification standards on variable annuity Contracts. The Code provides that a variable annuity Contract will not be treated as an annuity Contract for any period (and any subsequent period) for which the investments held in any segregated asset account underlying the Contract are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the Contract as an annuity Contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity Contracts, such as the Contracts, meet the diversification requirements if, as of the last day of each calendar quarter, or within 30 days after such last day, the underlying assets meet the diversification standards for a regulated investment company and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued Regulations establishing diversification requirements for the mutual Funds underlying variable Contracts. These Regulations amplify the diversification requirements for variable Contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under these Regulations, a mutual Fund will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the mutual Fund is represented by any one investment; (2) no more than 70% of the value of the total assets of the mutual Fund is represented by any two investments; (3) no more than 80% of the value of the total assets of the mutual Fund is represented by any three investments; and (4) no more than 90% of the value of the total assets of the mutual Fund is represented by any four investments.

Jackson intends that each Fund of the JNL Series Trust will be managed by its respective investment adviser in such a manner as to comply with these diversification requirements.

At the time the Treasury Department issued the diversification Regulations, it did not provide guidance regarding the circumstances under which Contract owner control of the investments of a segregated asset account would cause the Contract owner to be treated as the owner of the assets of the segregated asset account. Revenue Ruling 2003-91 provides such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes.

Rev. Rul. 2003-91 considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the contract owners could exercise over the investment assets held by the insurance company under these variable contracts was not sufficient to cause the contract owners to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under the contracts in Rev. Rul. 2003-91 there was no arrangement, plan, contract or agreement between the contract owner and the insurance company regarding the availability of a particular investment option and other than the contract owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts were made by the insurance company or an advisor in its sole and absolute discretion. Twelve investment options were available under the contracts in Rev. Rul. 2003-91 although the insurance company had the right to increase (but to no more than 20) or decrease the number of sub-accounts at any time. The contract owner was permitted to transfer amounts among the various investment options without limitation, subject to incurring fees for more than one transfer per 30-day period.

Like the contracts described in Rev. Rul. 2003-91, under the Contract there will be no arrangement, plan, contract or agreement between a Contract owner and Jackson regarding the availability of a particular Allocation Option and other than the Contract owner's right to allocate premiums and transfer funds among the available Allocation Options, all investment decisions concerning the Allocation Options will be made by Jackson or an advisor in its sole and absolute discretion. The Contract will differ from the contracts described in Rev. Rul. 2003-91 in two respects. The first difference is that the contracts described in Rev. Rul. 2003-91 provided twelve investment options with the insurance company having the ability to add an additional 8 options whereas the Defined Strategies Contract offers 12 Investment Divisions and multiple guaranteed Fixed Account options and the Perspective Contract offers 78 Investment Divisions and multiple guaranteed fixed account options, although a Contract owner can select no more than 18 Allocation Options at any one time. The second difference is that the owner of a contract in Rev. Rul. 2003-91 could only make one transfer per 30 day period without a fee whereas during the accumulation phase, a Contract owner can make 15 transfers in any one year without a charge.

Rev. Rul. 2003-91 states that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. Jackson does not believe that the differences between the Contract and the contracts described in Rev. Rul. 2003-91 with respect to the number of investment choices and the number of investment transfers that can be made under the Contract without an additional charge should prevent the holding in Rev. Rul. 2003-91 from applying to the owner of a Contract. At this time, however, it cannot be determined whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Jackson reserves the right to modify the Contract to the extent required to maintain favorable tax treatment.

MULTIPLE CONTRACTS

The Code provides that multiple non-qualified annuity Contracts that are issued within a calendar year to the same Contract owner by one company or its affiliates are treated as one annuity Contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such multiple Contracts. For purposes of this rule, Contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. Owners should consult a tax adviser prior to purchasing more than one annuity Contract in any calendar year.

PARTIAL 1035 EXCHANGES

Section 1035 of the Code provides that an annuity Contract may be exchanged in a tax-free transaction for another annuity Contract. Historically, it was presumed that only the exchange of an entire Contract, as opposed to a partial exchange, would be accorded tax-free status. In 1998, in CONWAY VS. COMMISSIONER, the Tax Court held that the direct transfer of a portion of an annuity Contract into another annuity Contract qualified as a non-taxable exchange. In response to the CONWAY decision, the IRS issued Notice 2003-51 announcing that pending the publication of final regulations, the IRS will consider all the facts and circumstances, using general principles of tax law, to determine whether a partial exchange and a subsequent withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 24 months of the date on which the partial exchange was completed should be treated as an integrated transaction. In the absence of further guidance from the Internal Revenue Service it is unclear what specific types of partial exchange designs and transactions will be challenged by the Internal Revenue Service. Due to the uncertainty in this area, owners should consult their own tax advisers prior to entering into a partial exchange of an annuity Contract.

CONTRACTS OWNED BY OTHER THAN NATURAL PERSONS

Under Section 72(u) of the Code, the investment earnings on premiums for Contracts will be taxed currently to the owner if the owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes (except for the taxation of life insurance companies). However, this treatment is not applied to Contracts held by a trust or other entity as an agent for a natural person nor to Contracts held by certain tax-qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

TAX TREATMENT OF ASSIGNMENTS

An assignment or pledge of a Contract may have tax consequences. Any assignment or pledge of a tax-qualified Contract may also be prohibited by ERISA in some circumstances. Owners should, therefore, consult competent legal advisers should they wish to assign or pledge their Contracts.

An assignment or pledge of all or any portion of the value of a Non-Qualified Contract is treated under Section 72 of the Code as an amount not received as an annuity. The value of the Contract assigned or pledged that exceeds the aggregate premiums paid will be included in the individual's gross income. In addition, the amount included in the individual's gross income could also be subject to the 10% penalty tax discussed below under Non-Qualified Contracts.

An assignment or pledge of all or any portion of the value of a Qualified Contract will disqualify the Qualified Contract. If the Qualified Contract is part of a qualified pension or profit-sharing plan, the Code prohibits the assignment or alienation of benefits provided under the plan. If the Qualified Contract is an IRA annuity or a 403(b) annuity, the Code requires the Qualified Contract to be nontransferable. If the Qualified Contract is part of an eligible deferred compensation plan, amounts cannot be made available to plan participants or beneficiaries: (1) until the calendar year in which the participant attains age 70 1/2; (2) when the participant has a severance from employment; or (3) when the participant is faced with an unforeseeable emergency.

DEATH BENEFITS

Any death benefits paid under the Contract are taxable to the beneficiary. The rules governing the taxation of payments from an annuity Contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments. Estate or gift taxes may also apply.

IRS APPROVAL

The Contract, and all riders attached thereto, have been approved by the IRS for use as an Individual Retirement Annuity prototype.

TAX-QUALIFIED PLANS

The Contracts offered by the Prospectus are designed to be suitable for use under various types of tax-qualified plans. Taxation of owners of a tax-qualified Contract will vary based on the type of plan and the terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a tax-qualified Contract may be subject to the terms and conditions of the plan, regardless of the terms and conditions of the Contracts issued to fund the plan. Owners, annuitant and beneficiaries are also reminded that a tax-qualified Contract will not provide any necessary or additional tax deferral if it is used to fund a tax-qualified plan that is already tax-deferred.

TAX TREATMENT OF WITHDRAWALS

NON-QUALIFIED CONTRACTS

Section 72 of the Code governs treatment of distributions from annuity Contracts. It provides that if the Contract value exceeds the aggregate premiums made, any amount withdrawn not in the form of an annuity payment will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are included in a taxpayer's gross income. Section 72 further provides that a 10% penalty will apply to the income portion of any distribution. The penalty is not imposed on amounts received: (1) after the taxpayer reaches 59 1/2; (2) upon the death of the owner; (3) if the taxpayer is totally disabled as defined in Section 72(m)(7) of the Code; (4) in a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his beneficiary; (5) under an immediate annuity; or (6) which are allocable to premium payments made prior to August 14, 1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or five years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

TAX-QUALIFIED CONTRACTS

In the case of a withdrawal under a tax-qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a tax-qualified Contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under Code Sections 401 (pension and profit sharing plans), 403(b) (tax-sheltered annuities), individual retirement accounts and annuities under 408(a) and (b) (IRAs) and Roth IRAs under 408A. To the extent amounts are not included in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed.

The tax penalty will not apply to the following distributions: (1) distributions made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1/2; (2) distributions following the death or disability of the owner or annuitant (as applicable) (for this purpose "disability" is defined in Section 72(m)(7) of the Code); (3) distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner or annuitant (as applicable) and his or her designated beneficiary; (4) distributions to an owner or annuitant (as applicable) who has separated from service after he has attained age 55; (5) distributions made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (6) distributions made to an alternate payee pursuant to a qualified domestic relations order; (7) distributions made on account of an IRS levy upon the qualified Contracts; (8) distributions from an IRA after separation from employment for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the Contract owner or annuitant (as applicable) and his or her spouse and dependents if the Contract owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the Contract owner or annuitant (as applicable) has been re-employed for at least 60 days); (9) distributions from an IRA made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) (as applicable) for the taxable year; and (10) distributions from an IRA made to the owner or annuitant (as applicable) which are qualified first time home buyer distributions (as defined in Section 72(t)(8) of the Code). The exceptions stated in items (4) and (6) above do not apply in the case of an IRA. The exception stated in (3) above applies to an IRA without the requirement that there be a separation from service.

With respect to (3) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or five years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

Withdrawals of amounts attributable to contributions made pursuant to a salary reduction agreement (in accordance with Section 403(b)(11) of the Code) are limited to the following: when the owner attains age 59 1/2, severs employment, dies, becomes disabled (within the meaning of Section 72(m)(7) of the Code), or in the case of hardship. Hardship withdrawals do not include any earnings on salary reduction contributions. These limitations on withdrawals apply to: (1) salary reduction contributions made after December 31, 1988; (2) income attributable to such contributions; and (3) income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers or exchanges between certain tax-qualified plans. Tax penalties may also apply. While the foregoing limitations only apply to certain Contracts issued in connection with Section 403(b) plans, all owners should seek competent tax advice regarding any withdrawals or distributions.

The taxable portion of a withdrawal or distribution from tax-qualified Contracts may, under some circumstances, be "rolled over" into another eligible plan so as to continue to defer income tax on the taxable portion. Such treatment is available for an "eligible rollover distribution" made by certain types of plans (as described above under "Taxes - Withholding Tax on Distributions") that is transferred within 60 days of receipt into another eligible plan or an IRA. Plans making such eligible rollover distributions are also required, with some exceptions specified in the Code, to provide for a direct transfer of the distribution to the transferee plan designated by the recipient.

Amounts received from IRAs may also be rolled over into other IRAs or certain other plans, subject to limitations set forth in the Code.

Prior to the date that annuity payments begin under an annuity Contract, the required minimum distribution rules applicable to defined contribution plans and IRAs will be used. Generally, distributions from a tax-qualified plan must commence no later than April 1 of the calendar year following the year in which the employee attains the later of age 70 1/2 or the date of retirement. In the case of an IRA, distributions must commence no later than April 1 of the calendar year following the year in which the owner attains age 70 1/2. Required distributions from defined contribution plans and IRAs are determined by dividing the account balance by the appropriate distribution period found in a uniform lifetime distribution table set forth in IRS regulations. For this purpose, the entire interest under an annuity Contract is the account value under the Contract plus the actuarial value of any other benefits such as guaranteed death benefits that will be provided under the Contract.

If the sole beneficiary is the Contract holder's or employee's spouse and the spouse is more than 10 years younger than the employee, a longer distribution period measured by the joint life and last survivor expectancy of the Contract holder employee and spouse is permitted to be used. Distributions under a defined benefit plan or an annuity Contract must be paid in the form of periodic annuity payments for the employee's life (or the joint lives of the employee and beneficiary) or over a period certain that does not exceed the period under the uniform lifetime table for the employee's age in the year in which the annuity starting date occurs. If the required minimum distributions are not made, a 50% penalty tax on the amount not distributed is imposed on the individual.

TYPES OF TAX-QUALIFIED PLANS

The Contracts offered herein are designed to be suitable for use under various types of tax-qualified plans. Taxation of participants in each tax-qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a tax-qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into Jackson's administrative procedures. Jackson is not bound by the terms and conditions of such plans to the extent such terms conflict with the terms of a Contract, unless Jackson specifically consents to be bound. Owners, annuitants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.

A tax-qualified Contract will not provide any necessary or additional tax deferral if it is used to Fund a tax-qualified plan that is tax deferred. However, the Contract has features and benefits other than tax deferral that may make it an appropriate investment for a tax-qualified plan. Following are general descriptions of the types of tax-qualified plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding tax-qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Contract issued under a tax-qualified plan.

Contracts issued pursuant to tax-qualified plans include special provisions restricting Contract provisions that may otherwise be available as described herein. Generally, Contracts issued pursuant to tax-qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Tax-Qualified Contracts. (See "Tax Treatment of Withdrawals - Tax-Qualified Contracts" above.)

On July 6, 1983, the Supreme Court decided in ARIZONA GOVERNING COMMITTEE V. NORRIS that benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts sold by Jackson in connection with certain Tax-Qualified Plans will utilize tables that do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

         (a) Tax-Sheltered Annuities

         Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the Contracts for the benefit of their employees. Such contributions are not included in the gross income of the employee until the employee receives distributions from the Contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, non-discrimination and withdrawals. Employee loans are not allowed under these Contracts. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

         (b) Individual Retirement Annuities

         Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "individual retirement annuity" ("IRA annuity"). Under applicable limitations, certain amounts may be contributed to an IRA annuity which will be deductible from the individual's gross income. IRA annuities are subject to limitations on eligibility, contributions, transferability and distributions. Sales of IRA annuities are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of Contracts to be qualified as IRA annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

         (c) Roth IRA Annuities

         Section 408A of the Code provides that individuals may purchase a non-deductible IRA annuity, known as a Roth IRA annuity. Purchase payments for Roth IRA annuities are limited to a maximum of $4,000 for calendar year 2007 and $5,000 for 2008. After 2008, the limit will be adjusted annually for inflation in $500 increments. In addition, the Act allows individuals age 50 and older to make additional catch-up IRA contributions. The otherwise maximum contribution limit (before application of adjusted gross income phase-out limits) for an individual who had celebrated his or her 50th birthday before the end of the tax year is increased by $1,000. The same contribution and catch-up contributions are also available for purchasers of Traditional IRA annuities.

         Lower maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $2,000 annual limitation (increased as discussed above) continues to apply to all of a taxpayer's IRA annuity contributions, including Roth IRA annuities and non-Roth IRA annuities.

         Qualified distributions from Roth IRA annuities are free from federal income tax. A qualified distribution requires that the individual has held the Roth IRA annuity for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual's death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution that is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA annuity. The 10% penalty tax and the regular IRA annuity exceptions to the 10% penalty tax apply to taxable distributions from Roth IRA annuities.

         Amounts may be rolled over from one Roth IRA annuity to another Roth IRA annuity. Furthermore, an individual may make a rollover contribution from a non-Roth IRA annuity to a Roth IRA annuity, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA annuity being rolled over that would be included in income if the distributions were not rolled over. There are no similar limitations on rollovers from one Roth IRA annuity to another Roth IRA annuity.

         (d) Pension and Profit-Sharing Plans

         The Internal Revenue Code permits employers, including self-employed individuals, to establish various types of qualified retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be included in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, transferability of benefits, withdrawals and surrenders. Purchasers of Contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

         (e) Eligible Deferred Compensation Plans -- Section 457

         Under Code provisions, employees and independent contractors performing services for state and local governments and other tax-exempt organizations may participate in eligible deferred compensation plans under Section 457 of the Code. The amounts deferred under a Plan that meets the requirements of Section 457 of the Code are not taxable as income to the participant until paid or otherwise made available to the participant or beneficiary. As a general rule, the maximum amount that can be deferred in any one year is the lesser of 100% of the participant's includible compensation or the elective deferral limitation. The Act increases the dollar limit on deferrals to conform to the $15,000 elective deferral limitation in 2006. The limit is indexed for inflation after that in $500 increments annually thereafter. In addition, the Act allows individuals in eligible deferred compensation plans of state or local governments age 50 and older to make additional catch-up contributions. The otherwise maximum contribution limit for an individual who had celebrated his or her 50th birthday before the end of the tax year is increased by $5,000. The same contribution and catch-up contributions are also available for participants in qualified pension and profit-sharing plans and tax-sheltered annuities under Section 403(b) of the Code.

         In limited circumstances, the plan may provide for additional catch-up contributions in each of the last three years before normal retirement age. Furthermore, the Code provides additional requirements and restrictions regarding eligibility and distributions.

         All of the assets and income of an eligible deferred compensation plan established by a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, custodial accounts and certain annuity Contracts are treated as trusts. The requirement of a trust does not apply to amounts under a Plan of a tax-exempt (non-governmental) employer. In addition, the requirement of a trust does not apply to amounts under a Plan of a governmental employer if the Plan is not an eligible plan within the meaning of Section 457(b) of the Code. In the absence of such a trust, amounts under the plan will be subject to the claims of the employer's general creditors.

         In general, distributions from a Plan are prohibited under Section 457 of the Code unless made after the participant:

                 *     attains age 70 1/2,

                 *     severs employment,

                 *     dies, or

                 * suffers an unforeseeable financial emergency as defined in the regulations.

Under present federal tax law, amounts accumulated in a Plan of a tax-exempt (non-governmental) employer under Section 457 of the Code cannot be transferred or rolled over on a tax-deferred basis except for certain transfers to other Plans under Section 457. Amounts accumulated in a Plan of a state or local government employer may be transferred or rolled over to another eligible deferred compensation plan of a state or local government, an IRA, a qualified pension or profit-sharing plan or a tax-sheltered annuity under Section 403(b) of the Code.

ANNUITY PROVISIONS

VARIABLE ANNUITY PAYMENT

The initial annuity payment is determined by taking the Contract value allocated to that Investment Division, less any premium tax and any applicable Contract charges, and then applying it to the income option table specified in the Contract. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified Plans and other employer-sponsored retirement plans, such classification is not permitted) and age of the annuitant and designated second person, if any.

The dollars applied are divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly payment. That amount is divided by the value of an annuity unit as of the Income Date to establish the number of annuity units representing each variable payment. The number of annuity units determined for the first variable payment remains constant for the second and subsequent monthly variable payments, assuming that no reallocation of Contract values is made.

The amount of the second and each subsequent monthly variable payment is determined by multiplying the number of annuity units by the annuity unit value as of the business day next preceding the date on which each payment is due.

The mortality and expense experience will not adversely affect the dollar amount of the variable annuity payments once payments have commenced.

ANNUITY UNIT VALUE

The initial value of an annuity unit of each Investment Division was set when the Investment Divisions were established. The value may increase or decrease from one business day to the next. The income option tables contained in the Contract are based on a 3% per annum assumed investment rate.

The value of a fixed number of annuity units will reflect the investment performance of the Investment Divisions elected, and the amount of each payment will vary accordingly.

For each Investment Division, the value of an annuity unit for any business day is determined by multiplying the annuity unit value for the immediately preceding business day by the percentage change in the value of an accumulation unit from the immediately preceding business day to the business day of valuation, calculated by use of the Net Investment Factor, described below. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3% per annum.

NET INVESTMENT FACTOR

The net investment factor is an index applied to measure the net investment performance of an Investment Division from one valuation date to the next. The net investment factor for any Investment Division for any valuation period during the accumulation and annuity phases is determined by dividing (a) by (b) and then subtracting (c) from the result where:

         (a)      is the net result of:

                  (1) the net asset value of a Fund's share held in the Investment Division determined as of the valuation date at the end of the valuation period, plus

                  (2) the per share amount of any dividend or other distribution declared by the Fund if the "ex-dividend" date occurs during the valuation period, plus or minus

                  (3) a per share credit or charge with respect to any taxes paid or reserved for by Jackson during the valuation period which are determined by Jackson to be attributable to the operation of the Investment Division (no federal income taxes are applicable under present law);

         (b) is the net asset value of the Fund share held in the Investment Division determined as of the valuation date at the end of the preceding valuation period; and

         (c) is the asset charge factor determined by Jackson for the valuation period to reflect the asset-based charges (the mortality and expense risk charge), administration charge, and any applicable charges for optional benefits.

Also see "Income Payments (The Income Phase)" in the Prospectus.

CONDENSED FINANCIAL INFORMATION

ACCUMULATION UNIT VALUES

The tables reflect the values of accumulation units for each Investment Division for the beginning and end of the periods indicated, and the number of accumulation units outstanding as of the end of the periods indicated - for Contracts with all levels of charges (and combinations of optional endorsements). This information derives from the financial statements of the Separate Account, which together constitute the Separate Account's condensed financial information. Contact the Annuity Service Center to request your copy free of charge, and contact information is on the cover page of the prospectus. Also, please ask about the more timely accumulation unit values that are available for each Investment Division.

Effective January 16, 2007, the names of these Investment Divisions changed (whether or not in connection with a sub-adviser change):

   JNL/Western High Yield Bond Fund TO JNL/Western Asset High Yield Bond Fund
    JNL/Western Strategic Bond Fund TO JNL/Western Asset Strategic Bond Fund JNL/Western U.S. Government & Quality Bond Fund TO JNL/Western Asset U.S.
                         Government & Quality Bond Fund
        JNL/Putnam Value Equity Fund TO JNL/PPM America Value Equity Fund

Effective April 30, 2007, the names of these Investment Divisions changed (whether or not in connection with a sub-adviser change):

            JNL/FMR Mid-Cap Equity Fund TO JNL/FI Mid-Cap Equity Fund
                  JNL/FMR Balanced Fund TO JNL/FI Balanced Fund
 JNL/Western Asset High Yield Bond Fund TO JNL/PPM America High Yield Bond Fund JNL/Western Asset Strategic Bond Fund TO JNL/Goldman Sachs Core Plus Bond Fund
      JNL/Western Asset U.S. Government & Quality Bond Fund TO JNL/JPMorgan
                      U.S. Government & Quality Bond Fund

Effective April 30, 2007 the following mergers will take place among the divisions:

    JNL/Alger Growth Fund and JNL/Oppenheimer Growth Fund WILL BE MERGED INTO
                   JNL/T. Rowe Price Established Growth Fund

      JNL/Mellon Capital Management DowSM 10 Fund (NY), JNL/Mellon Capital Management S&P(R) 10 Fund (NY), JNL/Mellon Capital Management JNL 5 Fund, and JNL/Mellon Capital Management Global 15 Fund (NY) WILL BE MERGED INTO
                    JNL/Mellon Capital Management JNL 5 Fund

Also effective January 16, 2007, the Separate Account has these new Investment Divisions, on which no Accumulation Unit information is available yet:
JNL/Credit Suisse Global Natural Resources Fund, JNL/Credit Suisse Long/Short Fund, JNL/Franklin Templeton Founding Strategy Fund, JNL/Franklin Templeton Global Growth Fund, JNL/Franklin Templeton Mutual Shares Fund, JNL/PIMCO Real Return Fund, JNL/S&P Disciplined Moderate Fund, JNL/S&P Disciplined Moderate Growth Fund, and JNL/S&P Disciplined Growth Fund.

Also effective April 30, 2007, the Separate Account has these new Investment Divisions, on which no Accumulation Unit information is available yet:
JNL/Mellon Capital Management Index 5 Fund, JNL/Mellon Capital Management 10 x 10 Fund, JNL/Mellon Capital Management S&P(R) SMid 60 Fund, and JNL/Mellon Capital Management NYSE(R) International 25 Fund.

At the end of the tables are the footnotes with the beginning dates of activity for each Investment Division at every applicable charge level (annualized) under the Contract.

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

ACCUMULATION UNIT VALUES
CONTRACT WITH ENDORSEMENTS - 1.50%

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/AIM Large Cap Growth
Division(30)

  Accumulation unit value:
    Beginning of period                    $10.71          $10.14          $9.36           $7.31          $9.95
    End of period                          $11.38          $10.71          $10.14          $9.36          $7.31
  Accumulation units outstanding
  at the end of period                     10,367          11,206          15,487         11,201          5,990

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/AIM Large Cap Growth
Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $9.95            N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      728             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/AIM Premier Equity
II Division(30)

  Accumulation unit value:
    Beginning of period                     N/A             N/A            $8.66           $7.16          $10.13
    End of period                           N/A             N/A            $8.47           $8.66          $7.16
  Accumulation units outstanding
  at the end of period                      N/A             N/A              -             8,826          10,363

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/AIM Premier Equity
II Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.13           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     2,765            N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/AIM Real Estate Division(1108)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $11.56           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     3,437            N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/AIM Real Estate Division(1108)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/AIM Small Cap Growth
Division(30)

  Accumulation unit value:
    Beginning of period                    $11.06          $10.36          $9.84           $7.21          $10.08
    End of period                          $12.48          $11.06          $10.36          $9.84          $7.21
  Accumulation units outstanding
  at the end of period                     5,912           6,179           6,474           7,368          5,112

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/AIM Small Cap Growth
Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.08           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     1,817            N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Alger Growth Division(30)

  Accumulation unit value:
    Beginning of period                    $10.07          $9.10           $8.80           $6.60          $10.03
    End of period                          $10.41          $10.07          $9.10           $8.80          $6.60
  Accumulation units outstanding
  at the end of period                     4,722           4,936           21,856         27,907          30,756

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Alger Growth Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.03           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     3,935            N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Alliance Capital Growth
Division(30)

  Accumulation unit value:
    Beginning of period                     N/A            $8.57           $8.19           $6.68          $9.84
    End of period                           N/A            $8.97           $8.57           $8.19          $6.68
  Accumulation units outstanding
  at the end of period                      N/A              -             31,429         34,194          34,178

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Alliance Capital Growth
Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $9.84            N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     10,691           N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Credit Suisse Global
Natural Resources Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Credit Suisse Global
Natural Resources Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Credit Suisse Long/Short
Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Credit Suisse Long/Short
Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Eagle Core Equity Division(30)

  Accumulation unit value:
    Beginning of period                    $10.58          $10.39          $9.92           $8.09          $10.33
    End of period                          $11.71          $10.58          $10.39          $9.92          $8.09
  Accumulation units outstanding
  at the end of period                     5,400           8,362           10,149          7,926          8,465

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Eagle Core Equity Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.33           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     3,374            N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Eagle SmallCap Equity
Division(30)

  Accumulation unit value:
    Beginning of period                    $14.24          $14.09          $12.04          $8.73          $11.48
    End of period                          $16.84          $14.24          $14.09         $12.04          $8.73
  Accumulation units outstanding
  at the end of period                     5,966           7,561           8,211          10,253          8,500

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Eagle SmallCap Equity
Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $11.48           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     1,506            N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/FMR Balanced Division(30)

  Accumulation unit value:
    Beginning of period                    $12.09          $11.15          $10.34          $9.23          $10.03
    End of period                          $13.20          $12.09          $11.15         $10.34          $9.23
  Accumulation units outstanding
  at the end of period                     30,374          31,788          33,440         37,190          39,656

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/FMR Balanced Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.03           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     5,205            N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/FMR MidCap Equity Division(30)

  Accumulation unit value:
    Beginning of period                    $11.37          $10.88          $9.36           $7.00          $10.04
    End of period                          $12.56          $11.37          $10.88          $9.36          $7.00
  Accumulation units outstanding
  at the end of period                     4,435           5,152           6,246           6,586          5,601

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/FMR MidCap Equity Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.04           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     1,912            N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Franklin Templeton
Founding Strategy Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Franklin Templeton
Founding Strategy Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Franklin Templeton
Global Growth Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Franklin Templeton
Global Growth Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Franklin Templeton
Income Division(1068)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.87           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                       -              N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Franklin Templeton
Income Division(1068)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Franklin Templeton
Mutual Shares Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Franklin Templeton
Mutual Shares Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Franklin Templeton
Small Cap Value Division(1053)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.15           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      445             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Franklin Templeton
Small Cap Value Division(1053)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Goldman Sachs Mid Cap
Value Division(855)

  Accumulation unit value:
    Beginning of period                    $11.28          $10.00           N/A             N/A            N/A
    End of period                          $12.86          $11.28           N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                       -               -              N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Goldman Sachs Mid Cap
Value Division(855)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Goldman Sachs Short
Duration Bond Division(1063)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.21           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                       -              N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Goldman Sachs Short
Duration Bond Division(1063)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/JPMorgan International
Equity Division(36)

  Accumulation unit value:
    Beginning of period                    $12.64          $11.59          $10.11          $7.99          $10.00
    End of period                          $15.26          $12.64          $11.59         $10.11          $7.99
  Accumulation units outstanding
  at the end of period                     2,052           2,152           1,603           5,460          5,700

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/JPMorgan International
Equity Division(36)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/JPMorgan International
Value Division(475)

  Accumulation unit value:
    Beginning of period                    $19.63          $16.81          $13.93         $13.25           N/A
    End of period                          $25.53          $19.63          $16.81         $13.93           N/A
  Accumulation units outstanding
  at the end of period                      178              -               -             4,819           N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/JPMorgan International
Value Division(475)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Lazard Emerging Markets
Division(1062)

  Accumulation unit value:
    Beginning of period                    $9.99            N/A             N/A             N/A            N/A
    End of period                          $10.88           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                       -              N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Lazard Emerging Markets
Division(1062)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Lazard Mid Cap Value
Division(30)

  Accumulation unit value:
    Beginning of period                    $14.93          $13.92          $11.33          $8.93          $10.55
    End of period                          $16.85          $14.93          $13.92         $11.33          $8.93
  Accumulation units outstanding
  at the end of period                     10,194          13,343          14,075         30,432          17,502

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Lazard Mid Cap Value
Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.55           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     5,811            N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Lazard Small Cap Value
Division(30)

  Accumulation unit value:
    Beginning of period                    $13.29          $12.89          $11.34          $8.29          $10.17
    End of period                          $15.29          $13.29          $12.89         $11.34          $8.29
  Accumulation units outstanding
  at the end of period                     13,713          15,064          2,881          11,156          3,935

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Lazard Small Cap Value
Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.17           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      280             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Mellon Capital Management
(MCM) 25 Division(216)

  Accumulation unit value:
    Beginning of period                    $15.33          $16.03          $13.35         $10.20          $10.09
    End of period                          $16.95          $15.33          $16.03         $13.35          $10.20
  Accumulation units outstanding
  at the end of period                     8,274           13,401          9,328           9,043          2,788

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Mellon Capital Management
(MCM) 25 Division(216)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/MCM Bond Index Division(314)

  Accumulation unit value:
    Beginning of period                    $10.51          $10.47          $10.26         $10.17           N/A
    End of period                          $10.73          $10.51          $10.47         $10.26           N/A
  Accumulation units outstanding
  at the end of period                     4,180           4,912           4,572            261            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/MCM Bond Index Division(314)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/MCM Communications
Sector Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/MCM Communications
Sector Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/MCM Consumer Brands
Sector Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/MCM Consumer Brands
Sector Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/MCM Dow 10 Division(216)

  Accumulation unit value:
    Beginning of period                    $10.51          $11.31          $11.16          $9.01          $8.55
    End of period                          $13.41          $10.51          $11.31         $11.16          $9.01
  Accumulation units outstanding
  at the end of period                     8,001           13,735          16,366         18,637          20,134

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/MCM Dow 10 Division(216)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/MCM Dow Dividend Division(992)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $11.82           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     1,621            N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/MCM Dow Dividend Division(992)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/MCM Enhanced S&P 500
Stock Index Division(444)

  Accumulation unit value:
    Beginning of period                    $15.23          $14.83          $13.53         $12.64           N/A
    End of period                          $17.53          $15.23          $14.83         $13.53           N/A
  Accumulation units outstanding
  at the end of period                     5,468           5,908           5,910           3,565           N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/MCM Enhanced S&P 500
Stock Index Division(444)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/MCM Financial Sector Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/MCM Financial Sector Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/MCM Global 15 Division(216)

  Accumulation unit value:
    Beginning of period                    $18.24          $16.80          $13.32         $10.15          $10.53
    End of period                          $25.18          $18.24          $16.80         $13.32          $10.15
  Accumulation units outstanding
  at the end of period                     8,168           10,607          8,350           8,542          2,671

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/MCM Global 15 Division(216)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/MCM Healthcare Sector Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/MCM Healthcare Sector Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/MCM International Index
Division(314)

  Accumulation unit value:
    Beginning of period                    $18.32          $16.41          $13.94         $10.21           N/A
    End of period                          $22.66          $18.32          $16.41         $13.94           N/A
  Accumulation units outstanding
  at the end of period                     2,595           3,422           5,170            260            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/MCM International Index
Division(314)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/MCM JNL 5 Division(884)

  Accumulation unit value:
    Beginning of period                    $10.24          $10.00           N/A             N/A            N/A
    End of period                          $11.98          $10.24           N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     56,176          42,887           N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/MCM JNL 5 Division(884)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/MCM JNL Optimized 5
Division(1073)

  Accumulation unit value:
    Beginning of period                    $9.42            N/A             N/A             N/A            N/A
    End of period                          $10.73           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                       -              N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/MCM JNL Optimized 5
Division(1073)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/MCM Nasdaq 15 Division(709)

  Accumulation unit value:
    Beginning of period                    $10.08          $10.33          $10.00           N/A            N/A
    End of period                          $10.40          $10.08          $10.33           N/A            N/A
  Accumulation units outstanding
  at the end of period                      651             718             791             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/MCM Nasdaq 15 Division(709)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/MCM Oil & Gas Sector
Division(705)

  Accumulation unit value:
    Beginning of period                    $14.05          $10.42          $10.00           N/A            N/A
    End of period                          $16.72          $14.05          $10.42           N/A            N/A
  Accumulation units outstanding
  at the end of period                     1,084             -             3,037            N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/MCM Oil & Gas Sector
Division(705)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/MCM S&P 10 Division(216)

  Accumulation unit value:
    Beginning of period                    $16.73          $12.37          $10.67          $9.11          $10.21
    End of period                          $17.25          $16.73          $12.37         $10.67          $9.11
  Accumulation units outstanding
  at the end of period                     3,589           9,275           9,413           9,570          2,754

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/MCM S&P 10 Division(216)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/MCM S&P 24 Division(1071)

  Accumulation unit value:
    Beginning of period                    $9.90            N/A             N/A             N/A            N/A
    End of period                          $10.20           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                       -              N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/MCM S&P 24 Division(1071)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/MCM S&P 400 MidCap
Index Division(314)

  Accumulation unit value:
    Beginning of period                    $17.39          $15.77          $13.82         $10.54           N/A
    End of period                          $18.80          $17.39          $15.77         $13.82           N/A
  Accumulation units outstanding
  at the end of period                     2,552           3,242           5,307            252            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/MCM S&P 400 MidCap
Index Division(314)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/MCM S&P 500 Index Division(314)

  Accumulation unit value:
    Beginning of period                    $14.90          $14.49          $13.36         $11.07           N/A
    End of period                          $16.89          $14.90          $14.49         $13.36           N/A
  Accumulation units outstanding
  at the end of period                     2,928           3,600           5,603            240            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/MCM S&P 500 Index Division(314)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/MCM Select Small-Cap
Division(216)

  Accumulation unit value:
    Beginning of period                    $18.41          $17.16          $15.47         $10.61          $10.35
    End of period                          $19.86          $18.41          $17.16         $15.47          $10.61
  Accumulation units outstanding
  at the end of period                     4,273           8,664           8,697           8,834          2,717

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/MCM Select Small-Cap
Division(216)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/MCM Small Cap Index
Division(314)

  Accumulation unit value:
    Beginning of period                    $17.97          $17.50          $15.13         $10.82           N/A
    End of period                          $20.80          $17.97          $17.50         $15.13           N/A
  Accumulation units outstanding
  at the end of period                     2,524           3,149           4,801            246            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/MCM Small Cap Index
Division(314)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/MCM Technology Sector Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/MCM Technology Sector Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/MCM Value Line 25 Division(813)

  Accumulation unit value:
    Beginning of period                    $13.15          $10.00           N/A             N/A            N/A
    End of period                          $12.78          $13.15           N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     1,474           4,266            N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/MCM Value Line 25 Division(813)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/MCM VIP Division(813)

  Accumulation unit value:
    Beginning of period                    $11.24          $10.00           N/A             N/A            N/A
    End of period                          $12.42          $11.24           N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                       -             4,658            N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/MCM VIP Division(813)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Oppenheimer Global
Growth Division(27)

  Accumulation unit value:
    Beginning of period                    $14.40          $12.85          $11.06          $7.99          $10.44
    End of period                          $16.59          $14.40          $12.85         $11.06          $7.99
  Accumulation units outstanding
  at the end of period                     5,837           9,205           13,421          9,465          13,107

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Oppenheimer Global
Growth Division(27)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.44           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     7,308            N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Oppenheimer Growth Division(27)

  Accumulation unit value:
    Beginning of period                    $9.56           $8.89           $8.65           $7.46          $10.14
    End of period                          $9.87           $9.56           $8.89           $8.65          $7.46
  Accumulation units outstanding
  at the end of period                     4,896           5,580           6,826           7,127          4,981

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Oppenheimer Growth Division(27)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.14           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     1,606            N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/PIMCO Real Return Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/PIMCO Real Return Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/PIMCO Total Return
Bond Division(30)

  Accumulation unit value:
    Beginning of period                    $11.54          $11.45          $11.13         $10.78          $10.05
    End of period                          $11.76          $11.54          $11.45         $11.13          $10.78
  Accumulation units outstanding
  at the end of period                     24,956          25,916          12,866         15,057          14,587

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/PIMCO Total Return
Bond Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.05           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      300             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/PPM America High Yield
Bond Division(30)

  Accumulation unit value:
    Beginning of period                     N/A             N/A            $11.68          $9.99          $9.94
    End of period                           N/A             N/A            $12.07         $11.68          $9.99
  Accumulation units outstanding
  at the end of period                      N/A             N/A              -            23,082          27,787

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/PPM America High Yield
Bond Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $9.94            N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     12,633           N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Putnam Equity Division(30)

  Accumulation unit value:
    Beginning of period                    $11.04          $10.31          $9.26           $7.39          $9.88
    End of period                          $12.37          $11.04          $10.31          $9.26          $7.39
  Accumulation units outstanding
  at the end of period                     3,205           3,791           4,208           5,183          6,422

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Putnam Equity Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $9.88            N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     3,798            N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Putnam Midcap Growth
Division(30)

  Accumulation unit value:
    Beginning of period                    $12.35          $11.18          $9.57           $7.28          $10.45
    End of period                          $12.86          $12.35          $11.18          $9.57          $7.28
  Accumulation units outstanding
  at the end of period                     2,934           3,338           3,515           4,159          3,568

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Putnam Midcap Growth
Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.45           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      642             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Putnam Value Equity
Division(30)

  Accumulation unit value:
    Beginning of period                    $10.81          $10.46          $9.67           $7.88          $9.98
    End of period                          $12.03          $10.81          $10.46          $9.67          $7.88
  Accumulation units outstanding
  at the end of period                     14,539          30,479          31,798         43,018          42,671

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Putnam Value Equity
Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $9.98            N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     10,574           N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/S&P Core Index 100
Division(444)

  Accumulation unit value:
    Beginning of period                     N/A             N/A            $12.56         $11.97           N/A
    End of period                           N/A             N/A            $12.79         $12.56           N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A              -             1,882           N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/S&P Core Index 100
Division(444)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/S&P Core Index 50 Division(943)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/S&P Core Index 50 Division(943)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/S&P Core Index 75 Division(944)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/S&P Core Index 75 Division(944)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/S&P Disciplined Growth Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/S&P Disciplined Growth Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/S&P Disciplined Moderate
Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/S&P Disciplined Moderate
Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/S&P Disciplined Moderate
Growth Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/S&P Disciplined Moderate
Growth Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/S&P Equity Aggressive
Growth Division I(35)

  Accumulation unit value:
    Beginning of period                     N/A             N/A            $9.77           $7.63          $10.00
    End of period                           N/A             N/A            $9.98           $9.77          $7.63
  Accumulation units outstanding
  at the end of period                      N/A             N/A              -             3,952          3,015

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/S&P Equity Aggressive
Growth Division I(35)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/S&P Equity Growth Division
I(30)

  Accumulation unit value:
    Beginning of period                     N/A             N/A            $9.81           $7.69          $10.18
    End of period                           N/A             N/A            $9.99           $9.81          $7.69
  Accumulation units outstanding
  at the end of period                      N/A             N/A              -            18,036          16,432

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/S&P Equity Growth Division
I(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.18           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                       46             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/S&P Managed Aggressive
Growth Division(30)

  Accumulation unit value:
    Beginning of period                    $12.43          $11.63          $10.48          $8.39          $10.42
    End of period                          $14.15          $12.43          $11.63         $10.48          $8.39
  Accumulation units outstanding
  at the end of period                     54,280          55,865          52,573         24,829          6,312

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/S&P Managed Aggressive
Growth Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.42           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     6,449            N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/S&P Managed Conservative
Division(824)

  Accumulation unit value:
    Beginning of period                    $10.54          $10.00           N/A             N/A            N/A
    End of period                          $11.20          $10.54           N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                       -               -              N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/S&P Managed Conservative
Division(824)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/S&P Managed Growth Division(30)

  Accumulation unit value:
    Beginning of period                    $12.36          $11.68          $10.64          $8.88          $10.29
    End of period                          $13.90          $12.36          $11.68         $10.64          $8.88
  Accumulation units outstanding
  at the end of period                     86,034         124,992         135,912         135,574        130,392

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/S&P Managed Growth Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.29           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     19,997           N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/S&P Managed Moderate
Division(830)

  Accumulation unit value:
    Beginning of period                    $10.86          $10.00           N/A             N/A            N/A
    End of period                          $11.81          $10.86           N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                       -               -              N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/S&P Managed Moderate
Division(830)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/S&P Managed Moderate
Growth Division(30)

  Accumulation unit value:
    Beginning of period                    $12.03          $11.47          $10.63          $9.16          $10.16
    End of period                          $13.29          $12.03          $11.47         $10.63          $9.16
  Accumulation units outstanding
  at the end of period                     60,888          64,716          70,171         84,969         102,423

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/S&P Managed Moderate
Growth Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.16           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     14,893           N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/S&P Retirement 2015
Division(1046)

  Accumulation unit value:
    Beginning of period                    $10.28           N/A             N/A             N/A            N/A
    End of period                          $10.84           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                       -              N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/S&P Retirement 2015
Division(1046)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/S&P Retirement 2020
Division(1071)

  Accumulation unit value:
    Beginning of period                    $10.23           N/A             N/A             N/A            N/A
    End of period                          $10.97           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                       -              N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/S&P Retirement 2020
Division(1071)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/S&P Retirement 2025
Division(1040)

  Accumulation unit value:
    Beginning of period                    $10.34           N/A             N/A             N/A            N/A
    End of period                          $11.04           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                       -              N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/S&P Retirement 2025
Division(1040)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/S&P Retirement Income
Division(1029)

  Accumulation unit value:
    Beginning of period                    $9.97            N/A             N/A             N/A            N/A
    End of period                          $10.59           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                       -              N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/S&P Retirement Income
Division(1029)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/S&P Very Aggressive
Growth Division I(30)

  Accumulation unit value:
    Beginning of period                     N/A             N/A            $10.01          $7.78          $10.29
    End of period                           N/A             N/A            $10.24         $10.01          $7.78
  Accumulation units outstanding
  at the end of period                      N/A             N/A              -             2,124          1,895

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/S&P Very Aggressive
Growth Division I(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.29           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      978             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Select Balanced Division(30)

  Accumulation unit value:
    Beginning of period                    $13.38          $12.90          $11.81          $9.86          $10.21
    End of period                          $14.99          $13.38          $12.90         $11.81          $9.86
  Accumulation units outstanding
  at the end of period                     16,996          16,806          40,734         41,148          62,497

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Select Balanced Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.21           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     1,614            N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Select Global Growth
Division(569)

  Accumulation unit value:
    Beginning of period                    $11.13          $11.09          $10.00           N/A            N/A
    End of period                          $12.43          $11.13          $11.09           N/A            N/A
  Accumulation units outstanding
  at the end of period                       -               -               -              N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Select Global Growth
Division(569)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Select Large Cap Growth
Division(30)

  Accumulation unit value:
    Beginning of period                    $10.20          $9.89           $8.99           $6.74          $9.74
    End of period                          $10.51          $10.20          $9.89           $8.99          $6.74
  Accumulation units outstanding
  at the end of period                     4,103           5,314           5,061           5,237          3,819

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Select Large Cap Growth
Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $9.74            N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     2,225            N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Select Money Market
Division(30)

  Accumulation unit value:
    Beginning of period                    $9.90           $9.78           $9.85           $9.95          $10.00
    End of period                          $10.19          $9.90           $9.78           $9.85          $9.95
  Accumulation units outstanding
  at the end of period                      370             385            5,991          11,993          16,117

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Select Money Market
Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.00           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      343             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Select Value Division(444)

  Accumulation unit value:
    Beginning of period                    $17.48          $16.41          $14.51         $13.46           N/A
    End of period                          $20.83          $17.48          $16.41         $14.51           N/A
  Accumulation units outstanding
  at the end of period                     3,371           3,540           2,161           1,674           N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Select Value Division(444)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/T.Rowe Price Established
Growth Division(30)

  Accumulation unit value:
    Beginning of period                    $11.20          $10.72          $9.90           $7.70          $10.19
    End of period                          $12.55          $11.20          $10.72          $9.90          $7.70
  Accumulation units outstanding
  at the end of period                     42,012          59,985          44,665         44,178          41,937

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/T.Rowe Price Established
Growth Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.19           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     11,575           N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/T.Rowe Price Mid-Cap
Growth Division(30)

  Accumulation unit value:
    Beginning of period                    $15.04          $13.38          $11.51          $8.43          $10.96
    End of period                          $15.82          $15.04          $13.38         $11.51          $8.43
  Accumulation units outstanding
  at the end of period                     23,521          43,291          55,246         54,038          67,120

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/T.Rowe Price Mid-Cap
Growth Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.96           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     5,006            N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/T.Rowe Price Value Division(30)

  Accumulation unit value:
    Beginning of period                    $12.73          $12.17          $10.72          $8.38          $10.23
    End of period                          $15.05          $12.73          $12.17         $10.72          $8.38
  Accumulation units outstanding
  at the end of period                     27,865          32,990          43,850         36,189          34,851

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/T.Rowe Price Value Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.23           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     14,085           N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Western Asset High
Yield Bond Division(674)

  Accumulation unit value:
    Beginning of period                    $10.31          $10.29          $10.00           N/A            N/A
    End of period                          $11.22          $10.31          $10.29           N/A            N/A
  Accumulation units outstanding
  at the end of period                     17,688          18,854          23,041           N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Western Asset High
Yield Bond Division(674)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Western Asset Strategic
Bond Division(30)

  Accumulation unit value:
    Beginning of period                    $12.81          $12.67          $12.03         $10.75          $10.07
    End of period                          $13.21          $12.81          $12.67         $12.03          $10.75
  Accumulation units outstanding
  at the end of period                     3,723           4,184           4,048           4,008          6,298

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Western Asset Strategic
Bond Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.07           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     1,120            N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Western Asset U.S.
Government & Quality Bond Division(30)

  Accumulation unit value:
    Beginning of period                    $11.12          $11.03          $10.78         $10.81          $9.85
    End of period                          $11.31          $11.12          $11.03         $10.78          $10.81
  Accumulation units outstanding
  at the end of period                     19,521          21,345          40,155         48,729          63,443

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Western Asset U.S.
Government & Quality Bond Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $9.85            N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     1,845            N/A             N/A             N/A            N/A

ACCUMULATION UNIT VALUES
CONTRACT WITH ENDORSEMENTS - 1.60%

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/AIM Large Cap Growth
Division(30)

  Accumulation unit value:
    Beginning of period                    $10.91          $10.34          $9.55           $7.47          $10.18
    End of period                          $11.59          $10.91          $10.34          $9.55          $7.47
  Accumulation units outstanding
  at the end of period                     13,515          13,841          4,874           3,899          1,198

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/AIM Large Cap Growth
Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.18           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                       43             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/AIM Premier Equity
II Division(38)

  Accumulation unit value:
    Beginning of period                     N/A             N/A            $8.85           $7.33          $10.00
    End of period                           N/A             N/A            $8.66           $8.85          $7.33
  Accumulation units outstanding
  at the end of period                      N/A             N/A              -             3,611          5,503

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/AIM Premier Equity
II Division(38)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/AIM Real Estate Division(833)

  Accumulation unit value:
    Beginning of period                    $11.58          $10.45           N/A             N/A            N/A
    End of period                          $15.54          $11.58           N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                       -               -              N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/AIM Real Estate Division(833)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/AIM Small Cap Growth
Division(30)

  Accumulation unit value:
    Beginning of period                    $11.74          $11.00          $10.46          $7.68          $10.74
    End of period                          $13.23          $11.74          $11.00         $10.46          $7.68
  Accumulation units outstanding
  at the end of period                     1,369           2,256           3,758           3,931          2,139

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/AIM Small Cap Growth
Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.74           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                       43             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Alger Growth Division(28)

  Accumulation unit value:
    Beginning of period                    $9.67           $8.75           $8.46           $6.36          $9.67
    End of period                          $9.99           $9.67           $8.75           $8.46          $6.36
  Accumulation units outstanding
  at the end of period                     25,837          29,048          31,438         34,344          34,641

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Alger Growth Division(28)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $9.67            N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     16,398           N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Alliance Capital Growth
Division(28)

  Accumulation unit value:
    Beginning of period                     N/A            $8.44           $8.07           $6.59          $9.71
    End of period                           N/A            $8.90           $8.44           $8.07          $6.59
  Accumulation units outstanding
  at the end of period                      N/A              -             20,379         23,925          24,493

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Alliance Capital Growth
Division(28)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $9.71            N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     20,919           N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Credit Suisse Global
Natural Resources Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Credit Suisse Global
Natural Resources Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Credit Suisse Long/Short
Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Credit Suisse Long/Short
Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Eagle Core Equity Division(28)

  Accumulation unit value:
    Beginning of period                    $9.60           $9.43           $9.01           $7.35          $9.40
    End of period                          $10.61          $9.60           $9.43           $9.01          $7.35
  Accumulation units outstanding
  at the end of period                     11,874          12,186          19,538         27,488          24,346

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Eagle Core Equity Division(28)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $9.40            N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     11,447           N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Eagle SmallCap Equity
Division(28)

  Accumulation unit value:
    Beginning of period                    $12.84          $12.73          $10.88          $7.90          $10.40
    End of period                          $15.17          $12.84          $12.73         $10.88          $7.90
  Accumulation units outstanding
  at the end of period                     9,154           10,487          13,962         15,937          15,417

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Eagle SmallCap Equity
Division(28)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.40           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     16,100           N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/FMR Balanced Division(28)

  Accumulation unit value:
    Beginning of period                    $11.89          $10.97          $10.19          $9.10          $9.90
    End of period                          $12.96          $11.89          $10.97         $10.19          $9.10
  Accumulation units outstanding
  at the end of period                     28,448          33,449          33,894         34,651          36,997

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/FMR Balanced Division(28)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $9.90            N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     30,280           N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/FMR MidCap Equity Division(28)

  Accumulation unit value:
    Beginning of period                    $9.82           $9.40           $8.09           $6.06          $8.70
    End of period                          $10.83          $9.82           $9.40           $8.09          $6.06
  Accumulation units outstanding
  at the end of period                     17,630          18,319          18,998         20,283          21,474

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/FMR MidCap Equity Division(28)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $8.70            N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     15,767           N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Franklin Templeton
Founding Strategy Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Franklin Templeton
Founding Strategy Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Franklin Templeton
Global Growth Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Franklin Templeton
Global Growth Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Franklin Templeton
Income Division(1069)

  Accumulation unit value:
    Beginning of period                    $9.95            N/A             N/A             N/A            N/A
    End of period                          $10.86           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                       -              N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Franklin Templeton
Income Division(1069)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Franklin Templeton
Mutual Shares Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Franklin Templeton
Mutual Shares Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Franklin Templeton
Small Cap Value Division(834)

  Accumulation unit value:
    Beginning of period                    $10.91          $10.26           N/A             N/A            N/A
    End of period                          $12.64          $10.91           N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                       -               -              N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Franklin Templeton
Small Cap Value Division(834)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Goldman Sachs Mid Cap
Value Division(861)

  Accumulation unit value:
    Beginning of period                    $10.52          $10.00           N/A             N/A            N/A
    End of period                          $11.98          $10.52           N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     5,063           5,132            N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Goldman Sachs Mid Cap
Value Division(861)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Goldman Sachs Short
Duration Bond Division(1068)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.20           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                       -              N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Goldman Sachs Short
Duration Bond Division(1068)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/JPMorgan International
Equity Division(28)

  Accumulation unit value:
    Beginning of period                    $11.90          $10.93          $9.54           $7.54          $9.65
    End of period                          $14.36          $11.90          $10.93          $9.54          $7.54
  Accumulation units outstanding
  at the end of period                     7,524           11,411          14,603         18,625          18,179

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/JPMorgan International
Equity Division(28)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $9.65            N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     21,378           N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/JPMorgan International
Value Division(196)

  Accumulation unit value:
    Beginning of period                    $19.57          $16.77          $13.91         $10.14          $10.00
    End of period                          $25.42          $19.57          $16.77         $13.91          $10.14
  Accumulation units outstanding
  at the end of period                     8,741           9,177           1,559             -              -

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/JPMorgan International
Value Division(196)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Lazard Emerging Markets
Division(1063)

  Accumulation unit value:
    Beginning of period                    $9.98            N/A             N/A             N/A            N/A
    End of period                          $10.87           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     3,409            N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Lazard Emerging Markets
Division(1063)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Lazard Mid Cap Value
Division(34)

  Accumulation unit value:
    Beginning of period                    $14.02          $13.09          $10.67          $8.41          $10.00
    End of period                          $15.81          $14.02          $13.09         $10.67          $8.41
  Accumulation units outstanding
  at the end of period                     7,675           7,504           5,025           8,312          5,755

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Lazard Mid Cap Value
Division(34)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Lazard Small Cap Value
Division(30)

  Accumulation unit value:
    Beginning of period                    $13.97          $13.57          $11.95          $8.75          $10.74
    End of period                          $16.06          $13.97          $13.57         $11.95          $8.75
  Accumulation units outstanding
  at the end of period                     7,524           8,207           7,864           5,239          8,171

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Lazard Small Cap Value
Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.74           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                       43             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Mellon Capital Management
(MCM) 25 Division(28)

  Accumulation unit value:
    Beginning of period                    $13.16          $13.78          $11.48          $8.78          $10.11
    End of period                          $14.54          $13.16          $13.78         $11.48          $8.78
  Accumulation units outstanding
  at the end of period                     2,295           2,284           2,784          83,445          84,761

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Mellon Capital Management
(MCM) 25 Division(28)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.11           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     27,930           N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/MCM Bond Index Division(314)

  Accumulation unit value:
    Beginning of period                    $10.48          $10.45          $10.25         $10.17           N/A
    End of period                          $10.69          $10.48          $10.45         $10.25           N/A
  Accumulation units outstanding
  at the end of period                      811             775            1,033           1,015           N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/MCM Bond Index Division(314)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/MCM Communications
Sector Division(28)

  Accumulation unit value:
    Beginning of period                    $6.89           $6.93           $5.99           $4.57          $8.54
    End of period                          $9.23           $6.89           $6.93           $5.99          $4.57
  Accumulation units outstanding
  at the end of period                     3,290           3,290           3,290          52,995          55,402

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/MCM Communications
Sector Division(28)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $8.54            N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     24,288           N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/MCM Consumer Brands
Sector Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/MCM Consumer Brands
Sector Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/MCM Dow 10 Division(28)

  Accumulation unit value:
    Beginning of period                    $9.73           $10.48          $10.35          $8.36          $9.43
    End of period                          $12.40          $9.73           $10.48         $10.35          $8.36
  Accumulation units outstanding
  at the end of period                     13,166          14,482          17,197         20,410          15,579

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/MCM Dow 10 Division(28)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $9.43            N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     8,008            N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/MCM Dow Dividend Division(992)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $11.81           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     5,215            N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/MCM Dow Dividend Division(992)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/MCM Enhanced S&P 500
Stock Index Division(444)

  Accumulation unit value:
    Beginning of period                    $15.18          $14.80          $13.51         $12.62           N/A
    End of period                          $17.45          $15.18          $14.80         $13.51           N/A
  Accumulation units outstanding
  at the end of period                     3,724           3,724           2,740           4,007           N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/MCM Enhanced S&P 500
Stock Index Division(444)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/MCM Financial Sector
Division(28)

  Accumulation unit value:
    Beginning of period                    $12.01          $11.50          $10.30          $7.85          $9.28
    End of period                          $14.03          $12.01          $11.50         $10.30          $7.85
  Accumulation units outstanding
  at the end of period                     2,676           3,036             -               -              -

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/MCM Financial Sector
Division(28)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $9.28            N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                       -              N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/MCM Global 15 Division(28)

  Accumulation unit value:
    Beginning of period                    $15.17          $13.99          $11.10          $8.47          $9.99
    End of period                          $20.92          $15.17          $13.99         $11.10          $8.47
  Accumulation units outstanding
  at the end of period                     5,324           7,559           4,131          53,137          51,859

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/MCM Global 15 Division(28)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $9.99            N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     18,973           N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/MCM Healthcare Sector
Division(28)

  Accumulation unit value:
    Beginning of period                    $9.27           $8.75           $8.59           $6.80          $9.97
    End of period                          $9.69           $9.27           $8.75           $8.59          $6.80
  Accumulation units outstanding
  at the end of period                     1,299           1,299           1,299          111,784        110,535

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/MCM Healthcare Sector
Division(28)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $9.97            N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     59,261           N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/MCM International Index
Division(314)

  Accumulation unit value:
    Beginning of period                    $18.26          $16.37          $13.92         $10.20           N/A
    End of period                          $22.57          $18.26          $16.37         $13.92           N/A
  Accumulation units outstanding
  at the end of period                     2,834           2,848           2,045            967            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/MCM International Index
Division(314)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/MCM JNL 5 Division(827)

  Accumulation unit value:
    Beginning of period                    $11.17          $10.00           N/A             N/A            N/A
    End of period                          $13.06          $11.17           N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     35,007          32,120           N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/MCM JNL 5 Division(827)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/MCM JNL Optimized 5
Division(1065)

  Accumulation unit value:
    Beginning of period                    $10.13           N/A             N/A             N/A            N/A
    End of period                          $10.72           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                       -              N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/MCM JNL Optimized 5
Division(1065)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/MCM Nasdaq 15 Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/MCM Nasdaq 15 Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/MCM Oil & Gas Sector
Division(28)

  Accumulation unit value:
    Beginning of period                    $20.25          $15.04          $11.46          $8.84          $9.31
    End of period                          $24.07          $20.25          $15.04         $11.46          $8.84
  Accumulation units outstanding
  at the end of period                     5,896           6,086           1,221          36,169          38,427

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/MCM Oil & Gas Sector
Division(28)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $9.31            N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     25,747           N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/MCM S&P 10 Division(28)

  Accumulation unit value:
    Beginning of period                    $12.32          $9.12           $7.88           $6.73          $8.35
    End of period                          $12.69          $12.32          $9.12           $7.88          $6.73
  Accumulation units outstanding
  at the end of period                     3,213           3,177           3,987          103,831        112,330

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/MCM S&P 10 Division(28)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $8.35            N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     42,891           N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/MCM S&P 24 Division(1094)

  Accumulation unit value:
    Beginning of period                    $9.47            N/A             N/A             N/A            N/A
    End of period                          $10.19           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                       -              N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/MCM S&P 24 Division(1094)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/MCM S&P 400 MidCap
Index Division(314)

  Accumulation unit value:
    Beginning of period                    $17.34          $15.73          $13.81         $10.53           N/A
    End of period                          $18.72          $17.34          $15.73         $13.81           N/A
  Accumulation units outstanding
  at the end of period                      654             644             864             869            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/MCM S&P 400 MidCap
Index Division(314)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/MCM S&P 500 Index Division(314)

  Accumulation unit value:
    Beginning of period                    $14.85          $14.46          $13.35         $11.06           N/A
    End of period                          $16.82          $14.85          $14.46         $13.35           N/A
  Accumulation units outstanding
  at the end of period                      655             652             867             867            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/MCM S&P 500 Index Division(314)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/MCM Select Small-Cap
Division(28)

  Accumulation unit value:
    Beginning of period                    $13.60          $12.69          $11.45          $7.86          $9.70
    End of period                          $14.65          $13.60          $12.69         $11.45          $7.86
  Accumulation units outstanding
  at the end of period                     2,772           2,761           5,040          99,821         104,369

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/MCM Select Small-Cap
Division(28)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $9.70            N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     45,169           N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/MCM Small Cap Index
Division(314)

  Accumulation unit value:
    Beginning of period                    $17.91          $17.46          $15.11         $10.82           N/A
    End of period                          $20.71          $17.91          $17.46         $15.11           N/A
  Accumulation units outstanding
  at the end of period                      624             625            1,565           1,593           N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/MCM Small Cap Index
Division(314)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/MCM Technology Sector
Division(28)

  Accumulation unit value:
    Beginning of period                    $8.09           $8.02           $8.06           $5.64          $9.13
    End of period                          $8.71           $8.09           $8.02           $8.06          $5.64
  Accumulation units outstanding
  at the end of period                      165             165             165           97,876          98,062

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/MCM Technology Sector
Division(28)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $9.13            N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     51,797           N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/MCM Value Line 25 Division(965)

  Accumulation unit value:
    Beginning of period                    $9.99           $10.00           N/A             N/A            N/A
    End of period                          $9.70           $9.99            N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     6,797            567             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/MCM Value Line 25 Division(965)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/MCM VIP Division(1032)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.91           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     2,877            N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/MCM VIP Division(1032)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Oppenheimer Global
Growth Division(27)

  Accumulation unit value:
    Beginning of period                    $13.20          $11.80          $10.16          $7.35          $9.61
    End of period                          $15.20          $13.20          $11.80         $10.16          $7.35
  Accumulation units outstanding
  at the end of period                     21,095          22,961          27,026         18,303          16,677

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Oppenheimer Global
Growth Division(27)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $9.61            N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     12,618           N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Oppenheimer Growth Division(27)

  Accumulation unit value:
    Beginning of period                    $9.30           $8.66           $8.44           $7.28          $9.90
    End of period                          $9.60           $9.30           $8.66           $8.44          $7.28
  Accumulation units outstanding
  at the end of period                     7,809           8,419           9,156          17,849          14,422

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Oppenheimer Growth Division(27)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $9.90            N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     9,334            N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/PIMCO Real Return Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/PIMCO Real Return Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/PIMCO Total Return
Bond Division(30)

  Accumulation unit value:
    Beginning of period                    $11.35          $11.27          $10.96         $10.63          $9.93
    End of period                          $11.56          $11.35          $11.27         $10.96          $10.63
  Accumulation units outstanding
  at the end of period                     13,080          13,996          8,547          11,942          11,568

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/PIMCO Total Return
Bond Division(30)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $9.93            N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                       86             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/PPM America High Yield
Bond Division(28)

  Accumulation unit value:
    Beginning of period                     N/A             N/A            $11.83         $10.13          $10.09
    End of period                           N/A             N/A            $12.22         $11.83          $10.13
  Accumulation units outstanding
  at the end of period                      N/A             N/A              -            20,117          16,254

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/PPM America High Yield
Bond Division(28)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.09           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     22,115           N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Putnam Equity Division(28)

  Accumulation unit value:
    Beginning of period                    $10.36          $9.68           $8.70           $6.95          $9.30
    End of period                          $11.60          $10.36          $9.68           $8.70          $6.95
  Accumulation units outstanding
  at the end of period                     10,864          13,794          14,863         19,238          19,523

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Putnam Equity Division(28)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $9.30            N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     22,029           N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Putnam Midcap Growth
Division(28)

  Accumulation unit value:
    Beginning of period                    $10.79          $9.78           $8.37           $6.38          $9.17
    End of period                          $11.22          $10.79          $9.78           $8.37          $6.38
  Accumulation units outstanding
  at the end of period                     15,106          16,185          14,646         20,355          23,246

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Putnam Midcap Growth
Division(28)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $9.17            N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     19,121           N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Putnam Value Equity
Division(28)

  Accumulation unit value:
    Beginning of period                    $10.34          $10.02          $9.27           $7.57          $9.59
    End of period                          $11.50          $10.34          $10.02          $9.27          $7.57
  Accumulation units outstanding
  at the end of period                     25,929          31,967          32,150         38,105          40,676

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Putnam Value Equity
Division(28)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $9.59            N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     35,153           N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/S&P Core Index 100
Division(444)

  Accumulation unit value:
    Beginning of period                     N/A             N/A            $12.54         $11.96           N/A
    End of period                           N/A             N/A            $12.76         $12.54           N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A              -             2,116           N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/S&P Core Index 100
Division(444)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/S&P Core Index 50 Division(944)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/S&P Core Index 50 Division(944)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/S&P Core Index 75 Division(946)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/S&P Core Index 75 Division(946)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/S&P Disciplined Growth Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/S&P Disciplined Growth Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/S&P Disciplined Moderate
Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/S&P Disciplined Moderate
Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/S&P Disciplined Moderate
Growth Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/S&P Disciplined Moderate
Growth Division

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/S&P Equity Aggressive
Growth Division I(28)

  Accumulation unit value:
    Beginning of period                     N/A             N/A            $9.50           $7.43          $9.83
    End of period                           N/A             N/A            $9.70           $9.50          $7.43
  Accumulation units outstanding
  at the end of period                      N/A             N/A              -            10,697          18,603

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/S&P Equity Aggressive
Growth Division I(28)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $9.83            N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     9,634            N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/S&P Equity Growth Division
I(28)

  Accumulation unit value:
    Beginning of period                     N/A             N/A            $9.44           $7.41          $9.82
    End of period                           N/A             N/A            $9.61           $9.44          $7.41
  Accumulation units outstanding
  at the end of period                      N/A             N/A              -            105,516         77,584

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/S&P Equity Growth Division
I(28)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $9.82            N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     69,635           N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/S&P Managed Aggressive
Growth Division(28)

  Accumulation unit value:
    Beginning of period                    $11.61          $10.88          $9.81           $7.87          $9.78
    End of period                          $13.21          $11.61          $10.88          $9.81          $7.87
  Accumulation units outstanding
  at the end of period                    122,898         125,793         133,172         40,577          42,553

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/S&P Managed Aggressive
Growth Division(28)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $9.78            N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     20,176           N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/S&P Managed Conservative
Division(788)

  Accumulation unit value:
    Beginning of period                    $10.30          $10.00           N/A             N/A            N/A
    End of period                          $10.93          $10.30           N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                       -               -              N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/S&P Managed Conservative
Division(788)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/S&P Managed Growth Division(28)

  Accumulation unit value:
    Beginning of period                    $11.72          $11.09          $10.11          $8.44          $9.79
    End of period                          $13.17          $11.72          $11.09         $10.11          $8.44
  Accumulation units outstanding
  at the end of period                    125,859         130,161         124,357         127,007        168,324

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/S&P Managed Growth Division(28)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $9.79            N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                    104,975           N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/S&P Managed Moderate
Division(1111)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.80           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     3,027            N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/S&P Managed Moderate
Division(1111)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/S&P Managed Moderate
Growth Division(28)

  Accumulation unit value:
    Beginning of period                    $11.64          $11.11          $10.31          $8.89          $9.87
    End of period                          $12.85          $11.64          $11.11         $10.31          $8.89
  Accumulation units outstanding
  at the end of period                     80,148          88,121          94,890         105,518        107,681

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/S&P Managed Moderate
Growth Division(28)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $9.87            N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     47,355           N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/S&P Retirement 2015
Division(1038)

  Accumulation unit value:
    Beginning of period                    $10.19           N/A             N/A             N/A            N/A
    End of period                          $10.83           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                       -              N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/S&P Retirement 2015
Division(1038)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/S&P Retirement 2020
Division(1079)

  Accumulation unit value:
    Beginning of period                    $10.08           N/A             N/A             N/A            N/A
    End of period                          $10.96           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                       -              N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/S&P Retirement 2020
Division(1079)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/S&P Retirement 2025
Division(1156)

  Accumulation unit value:
    Beginning of period                    $10.29           N/A             N/A             N/A            N/A
    End of period                          $11.03           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                       -              N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/S&P Retirement 2025
Division(1156)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/S&P Retirement Income
Division(1012)

  Accumulation unit value:
    Beginning of period                    $9.96            N/A             N/A             N/A            N/A
    End of period                          $10.58           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                       -              N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/S&P Retirement Income
Division(1012)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/S&P Very Aggressive
Growth Division I(28)

  Accumulation unit value:
    Beginning of period                     N/A             N/A            $9.36           $7.29          $9.64
    End of period                           N/A             N/A            $9.57           $9.36          $7.29
  Accumulation units outstanding
  at the end of period                      N/A             N/A              -             9,110          28,545

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/S&P Very Aggressive
Growth Division I(28)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $9.64            N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     23,903           N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Select Balanced Division(28)

  Accumulation unit value:
    Beginning of period                    $13.12          $12.66          $11.60          $9.70          $10.05
    End of period                          $14.68          $13.12          $12.66         $11.60          $9.70
  Accumulation units outstanding
  at the end of period                     26,704          29,397          32,290         37,886          40,644

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Select Balanced Division(28)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.05           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     18,492           N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Select Global Growth
Division(569)

  Accumulation unit value:
    Beginning of period                    $11.11          $11.08          $10.00           N/A            N/A
    End of period                          $12.39          $11.11          $11.08           N/A            N/A
  Accumulation units outstanding
  at the end of period                       -               -               -              N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Select Global Growth
Division(569)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Select Large Cap Growth
Division(28)

  Accumulation unit value:
    Beginning of period                    $9.37           $9.10           $8.28           $6.21          $8.98
    End of period                          $9.65           $9.37           $9.10           $8.28          $6.21
  Accumulation units outstanding
  at the end of period                     18,752          25,257          27,463         30,512          31,227

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Select Large Cap Growth
Division(28)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $8.98            N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     27,867           N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Select Money Market
Division(28)

  Accumulation unit value:
    Beginning of period                    $9.88           $9.78           $9.86           $9.97          $10.02
    End of period                          $10.17          $9.88           $9.78           $9.86          $9.97
  Accumulation units outstanding
  at the end of period                     5,008           6,667           11,866         48,825         161,304

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Select Money Market
Division(28)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.02           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     54,046           N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Select Value Division(444)

  Accumulation unit value:
    Beginning of period                    $17.43          $16.37          $14.49         $13.45           N/A
    End of period                          $20.74          $17.43          $16.37         $14.49           N/A
  Accumulation units outstanding
  at the end of period                     2,973           2,530           2,101           1,881           N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Select Value Division(444)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/T.Rowe Price Established
Growth Division(28)

  Accumulation unit value:
    Beginning of period                    $11.01          $10.54          $9.75           $7.59          $10.06
    End of period                          $12.32          $11.01          $10.54          $9.75          $7.59
  Accumulation units outstanding
  at the end of period                     59,163          60,227          43,704         43,625          47,606

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/T.Rowe Price Established
Growth Division(28)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.06           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     34,543           N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/T.Rowe Price Mid-Cap
Growth Division(28)

  Accumulation unit value:
    Beginning of period                    $14.08          $12.54          $10.79          $7.91          $10.30
    End of period                          $14.80          $14.08          $12.54         $10.79          $7.91
  Accumulation units outstanding
  at the end of period                     40,208          42,099          44,134         47,031          43,069

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/T.Rowe Price Mid-Cap
Growth Division(28)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.30           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     43,250           N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/T.Rowe Price Value Division(28)

  Accumulation unit value:
    Beginning of period                    $12.06          $11.54          $10.18          $7.97          $9.73
    End of period                          $14.24          $12.06          $11.54         $10.18          $7.97
  Accumulation units outstanding
  at the end of period                     65,317          73,292          66,626         66,657          59,078

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/T.Rowe Price Value Division(28)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $9.73            N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     53,664           N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Western Asset High
Yield Bond Division(674)

  Accumulation unit value:
    Beginning of period                    $10.29          $10.29          $10.00           N/A            N/A
    End of period                          $11.20          $10.29          $10.29           N/A            N/A
  Accumulation units outstanding
  at the end of period                     20,864          22,291          22,145           N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Western Asset High
Yield Bond Division(674)

  Accumulation unit value:
    Beginning of period                     N/A             N/A             N/A             N/A            N/A
    End of period                           N/A             N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                      N/A             N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Western Asset Strategic
Bond Division(28)

  Accumulation unit value:
    Beginning of period                    $13.00          $12.87          $12.23         $10.95          $10.27
    End of period                          $13.39          $13.00          $12.87         $12.23          $10.95
  Accumulation units outstanding
  at the end of period                     18,313          18,995          14,383         13,670          11,306

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Western Asset Strategic
Bond Division(28)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.27           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     6,473            N/A             N/A             N/A            N/A

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2006            2005            2004           2003            2002

JNL/Western Asset U.S.
Government & Quality Bond Division(28)

  Accumulation unit value:
    Beginning of period                    $11.56          $11.48          $11.23         $11.28          $10.28
    End of period                          $11.75          $11.56          $11.48         $11.23          $11.28
  Accumulation units outstanding
  at the end of period                     24,736          25,986          37,109         51,593          63,735

INVESTMENT DIVISIONS                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                            2001            2000            1999           1998            1997

JNL/Western Asset U.S.
Government & Quality Bond Division(28)

  Accumulation unit value:
    Beginning of period                    $10.00           N/A             N/A             N/A            N/A
    End of period                          $10.28           N/A             N/A             N/A            N/A
  Accumulation units outstanding
  at the end of period                     59,794           N/A             N/A             N/A            N/A

      1  September 16, 1996         35  January 11, 2002            69  March 7, 2002             103  April 26, 2002
      2  April 1, 1998              36  January 14, 2002            70  March 8, 2002             104  April 29, 2002
      3  April 8, 1998              37  January 15, 2002            71  March 11, 2002            105  April 30, 2002
      4  April 9, 1998              38  January 18, 2002            72  March 12, 2002            106  May 1, 2002
      5  April 13, 1998             39  January 22, 2002            73  March 13, 2002            107  May 2, 2002
      6  April 15, 1998             40  January 23, 2002            74  March 14, 2002            108  May 3, 2002
      7  January 21, 1999           41  January 25, 2002            75  March 15, 2002            109  May 6, 2002
      8  January 29, 1999           42  January 28, 2002            76  March 18, 2002            110  May 7, 2002
      9  February 9, 1999           43  January 29, 2002            77  March 19, 2002            111  May 8, 2002
     10  March 22, 1999             44  January 30, 2002            78  March 20, 2002            112  May 9, 2002
     11  April 1, 1999              45  January 31, 2002            79  March 21, 2002            113  May 10, 2002
     12  April 8, 1999              46  February 1, 2002            80  March 22, 2002            114  May 13, 2002
     13  April 9, 1999              47  February 4, 2002            81  March 25, 2002            115  May 14, 2002
     14  April 13, 1999             48  February 5, 2002            82  March 26, 2002            116  May 15, 2002
     15  April 15, 1999             49  February 6, 2002            83  March 27, 2002            117  May 16, 2002
     16  April 22, 1999             50  February 7, 2002            84  March 28, 2002            118  May 17, 2002
     17  July 2, 1999               51  February 8, 2002            85  April 1, 2002             119  May 20, 2002
     18  August 16, 1999            52  February 11, 2002           86  April 2, 2002             120  May 21, 2002
     19  May 1, 2000                53  February 12, 2002           87  April 3, 2002             121  May 23, 2002
     20  November 3, 2000           54  February 13, 2002           88  April 4, 2002             122  May 24, 2002
     21  November 17, 2000          55  February 14, 2002           89  April 8, 2002             123  May 28, 2002
     22  November 27, 2000          56  February 15, 2002           90  April 9, 2002             124  May 29, 2002
     23  December 14, 2000          57  February 19, 2002           91  April 10, 2002            125  May 30, 2002
     24  December 19, 2000          58  February 20, 2002           92  April 11, 2002            126  May 31, 2002
     25  February 12, 2001          59  February 21, 2002           93  April 12, 2002            127  June 3, 2002
     26  March 28, 2001             60  February 22, 2002           94  April 15, 2002            128  June 4, 2002
     27  May 1, 2001                61  February 25, 2002           95  April 16, 2002            129  June 5, 2002
     28  June 7, 2001               62  February 26, 2002           96  April 17, 2002            130  June 6, 2002
     29  August 15, 2001            63  February 27, 2002           97  April 18, 2002            131  June 7, 2002
     30  October 29, 2001           64  February 28, 2002           98  April 19, 2002            132  June 10, 2002
     31  December 14, 2001          65  March 1, 2002               99  April 22, 2002            133  June 11, 2002
     32  January 3, 2002            66  March 4, 2002              100  April 23, 2002            134  June 12, 2002
     33  January 7, 2002            67  March 5, 2002              101  April 24, 2002            135  June 14, 2002
     34  January 10, 2002           68  March 6, 2002              102  April 25, 2002            136  June 17, 2002

    137  June 20, 2002              171  August 16, 2002           205  October 10, 2002          239  December 6, 2002
    138  June 21, 2002              172  August 19, 2002           206  October 11, 2002          240  December 9, 2002
    139  June 24, 2002              173  August 20, 2002           207  October 14, 2002          241  December 16, 2002
    140  June 25, 2002              174  August 23, 2002           208  October 15, 2002          242  December 17, 2002
    141  June 26, 2002              175  August 26, 2002           209  October 17, 2002          243  December 18, 2002
    142  June 27, 2002              176  August 28, 2002           210  October 18, 2002          244  December 19, 2002
    143  June 28, 2002              177  August 29, 2002           211  October 21, 2002          245  December 23, 2002
    144  July 1, 2002               178  August 30, 2002           212  October 22, 2002          246  December 27, 2002
    145  July 2, 2002               179  September 3, 2002         213  October 24, 2002          247  December 30, 2002
    146  July 3, 2002               180  September 4, 2002         214  October 25, 2002          248  December 31, 2002
    147  July 5, 2002               181  September 5, 2002         215  October 28, 2002          249  January 2, 2003
    148  July 8, 2002               182  September 6, 2002         216  October 29, 2002          250  January 3, 2003
    149  July 9, 2002               183  September 10, 2002        217  October 31, 2002          251  January 6, 2003
    150  July 11, 2002              184  September 11, 2002        218  November 1, 2002          252  January 9, 2003
    151  July 12, 2002              185  September 12, 2002        219  November 4, 2002          253  January 16, 2003
    152  July 15, 2002              186  September 13, 2002        220  November 5, 2002          254  January 17, 2003
    153  July 16, 2002              187  September 16, 2002        221  November 6, 2002          255  January 21, 2003
    154  July 18, 2002              188  September 17, 2002        222  November 7, 2002          256  January 22, 2003
    155  July 22, 2002              189  September 18, 2002        223  November 8, 2002          257  January 24, 2003
    156  July 24, 2002              190  September 19, 2002        224  November 12, 2002         258  January 27, 2003
    157  July 25, 2002              191  September 20, 2002        225  November 13, 2002         259  January 28, 2003
    158  July 26, 2002              192  September 23, 2002        226  November 14, 2002         260  January 30, 2003
    159  July 29, 2002              193  September 24, 2002        227  November 15, 2002         261  January 31, 2003
    160  July 30, 2002              194  September 25, 2002        228  November 18, 2002         262  February 3, 2003
    161  July 31, 2002              195  September 26, 2002        229  November 19, 2002         263  February 4, 2003
    162  August 1, 2002             196  September 27, 2002        230  November 20, 2002         264  February 5, 2003
    163  August 5, 2002             197  September 30, 2002        231  November 22, 2002         265  February 6, 2003
    164  August 6, 2002             198  October 1, 2002           232  November 25, 2002         266  February 7, 2003
    165  August 7, 2002             199  October 2, 2002           233  November 26, 2002         267  February 12, 2003
    166  August 8, 2002             200  October 3, 2002           234  November 27, 2002         268  February 13, 2003
    167  August 12, 2002            201  October 4, 2002           235  November 29, 2002         269  February 14, 2003
    168  August 13, 2002            202  October 7, 2002           236  December 2, 2002          270  February 18, 2003
    169  August 14, 2002            203  October 8, 2002           237  December 3, 2002          271  February 19, 2003
    170  August 15, 2002            204  October 9, 2002           238  December 5, 2002          272  February 20, 2003

    273  February 21, 2003          307  April 11, 2003            341  June 4, 2003              375  July 24, 2003
    274  February 24, 2003          308  April 14, 2003            342  June 5, 2003              376  July 25, 2003
    275  February 25, 2003          309  April 15, 2003            343  June 6, 2003              377  July 28, 2003
    276  February 26, 2003          310  April 16, 2003            344  June 9, 2003              378  July 29, 2003
    277  February 27, 2003          311  April 17, 2003            345  June 10, 2003             379  July 30, 2003
    278  February 28, 2003          312  April 21, 2003            346  June 11, 2003             380  July 31, 2003
    279  March 3, 2003              313  April 22, 2003            347  June 12, 2003             381  August 1, 2003
    280  March 4, 2003              314  April 23, 2003            348  June 13, 2003             382  August 4, 2003
    281  March 5, 2003              315  April 24, 2003            349  June 16, 2003             383  August 5, 2003
    282  March 6, 2003              316  April 25, 2003            350  June 17, 2003             384  August 6, 2003
    283  March 7, 2003              317  April 28, 2003            351  June 18, 2003             385  August 7, 2003
    284  March 10, 2003             318  April 29, 2003            352  June 19, 2003             386  August 8, 2003
    285  March 11, 2003             319  April 30, 2003            353  June 20, 2003             387  August 11, 2003
    286  March 12, 2003             320  May 1, 2003               354  June 23, 2003             388  August 12, 2003
    287  March 13, 2003             321  May 2, 2003               355  June 24, 2003             389  August 13, 2003
    288  March 14, 2003             322  May 5, 2003               356  June 25, 2003             390  August 14, 2003
    289  March 17, 2003             323  May 6, 2003               357  June 26, 2003             391  August 15, 2003
    290  March 18, 2003             324  May 7, 2003               358  June 27, 2003             392  August 18, 2003
    291  March 19, 2003             325  May 8, 2003               359  June 30, 2003             393  August 19, 2003
    292  March 20, 2003             326  May 12, 2003              360  July 1, 2003              394  August 20, 2003
    293  March 21, 2003             327  May 13, 2003              361  July 2, 2003              395  August 21, 2003
    294  March 24, 2003             328  May 14, 2003              362  July 3, 2003              396  August 22, 2003
    295  March 26, 2003             329  May 15, 2003              363  July 7, 2003              397  August 25, 2003
    296  March 27, 2003             330  May 19, 2003              364  July 8, 2003              398  August 26, 2003
    297  March 28, 2003             331  May 20, 2003              365  July 9, 2003              399  August 27, 2003
    298  March 31, 2003             332  May 21, 2003              366  July 10, 2003             400  August 28, 2003
    299  April 1, 2003              333  May 22, 2003              367  July 11, 2003             401  August 29, 2003
    300  April 2, 2003              334  May 23, 2003              368  July 14, 2003             402  September 2, 2003
    301  April 3, 2003              335  May 27, 2003              369  July 15, 2003             403  September 3, 2003
    302  April 4, 2003              336  May 28, 2003              370  July 17, 2003             404  September 5, 2003
    303  April 7, 2003              337  May 29, 2003              371  July 18, 2003             405  September 8, 2003
    304  April 8, 2003              338  May 30, 2003              372  July 21, 2003             406  September 9, 2003
    305  April 9, 2003              339  June 2, 2003              373  July 22, 2003             407  September 10, 2003
    306  April 10, 2003             340  June 3, 2003              374  July 23, 2003             408  September 11, 2003

    409  September 12, 2003         443  October 29, 2003          477  December 17, 2003         511  February 6, 2004
    410  September 15, 2003         444  October 30, 2003          478  December 18, 2003         512  February 9, 2004
    411  September 16, 2003         445  October 31, 2003          479  December 19, 2003         513  February 10, 2004
    412  September 17, 2003         446  November 3, 2003          480  December 22, 2003         514  February 11, 2004
    413  September 18, 2003         447  November 4, 2003          481  December 23, 2003         515  February 12, 2004
    414  September 19, 2003         448  November 5, 2003          482  December 24, 2003         516  February 13, 2004
    415  September 22, 2003         449  November 6, 2003          483  December 26, 2003         517  February 17, 2004
    416  September 23, 2003         450  November 7, 2003          484  December 29, 2003         518  February 18, 2004
    417  September 24, 2003         451  November 10, 2003         485  December 30, 2003         519  February 19, 2004
    418  September 25, 2003         452  November 11, 2003         486  December 31, 2003         520  February 20, 2004
    419  September 26, 2003         453  November 12, 2003         487  January 2, 2004           521  February 23, 2004
    420  September 29, 2003         454  November 13, 2003         488  January 5, 2004           522  February 24, 2004
    421  September 30, 2003         455  November 14, 2003         489  January 6, 2004           523  February 25, 2004
    422  October 1, 2003            456  November 17, 2003         490  January 7, 2004           524  February 26, 2004
    423  October 2, 2003            457  November 18, 2003         491  January 8, 2004           525  February 27, 2004
    424  October 3, 2003            458  November 19, 2003         492  January 9, 2004           526  March 1, 2004
    425  October 4, 2003            459  November 20, 2003         493  January 12, 2004          527  March 2, 2004
    426  October 6, 2003            460  November 21, 2003         494  January 13, 2004          528  March 3, 2004
    427  October 7, 2003            461  November 24, 2003         495  January 14, 2004          529  March 4, 2004
    428  October 8, 2003            462  November 25, 2003         496  January 15, 2004          530  March 5, 2004
    429  October 9, 2003            463  November 26, 2003         497  January 16, 2004          531  March 8, 2004
    430  October 10, 2003           464  November 28, 2003         498  January 20, 2004          532  March 9, 2004
    431  October 13, 2003           465  December 1, 2003          499  January 21, 2004          533  March 10, 2004
    432  October 14, 2003           466  December 2, 2003          500  January 22, 2004          534  March 11, 2004
    433  October 15, 2003           467  December 3, 2003          501  January 23, 2004          535  March 12, 2004
    434  October 16, 2003           468  December 4, 2003          502  January 26, 2004          536  March 15, 2004
    435  October 17, 2003           469  December 5, 2003          503  January 27, 2004          537  March 16, 2004
    436  October 20, 2003           470  December 8, 2003          504  January 28, 2004          538  March 17, 2004
    437  October 21, 2003           471  December 9, 2003          505  January 29, 2004          539  March 18, 2004
    438  October 22, 2003           472  December 10, 2003         506  January 30, 2004          540  March 19, 2004
    439  October 23, 2003           473  December 11, 2003         507  February 2, 2004          541  March 22, 2004
    440  October 24, 2003           474  December 12, 2003         508  February 3, 2004          542  March 23, 2004
    441  October 27, 2003           475  December 15, 2003         509  February 4, 2004          543  March 24, 2004
    442  October 28, 2003           476  December 16, 2003         510  February 5, 2004          544  March 25, 2004

    545  March 26, 2004             579  May 14, 2004              613  July 7, 2004              647  August 24, 2004
    546  March 29, 2004             580  May 17, 2004              614  July 8, 2004              648  August 25, 2004
    547  March 30, 2004             581  May 18, 2004              615  July 9, 2004              649  August 26, 2004
    548  March 31, 2004             582  May 19, 2004              616  July 12, 2004             650  August 27, 2004
    549  April 1, 2004              583  May 20, 2004              617  July 13, 2004             651  August 30, 2004
    550  April 2, 2004              584  May 21, 2004              618  July 14, 2004             652  August 31, 2004
    551  April 5, 2004              585  May 24, 2004              619  July 15, 2004             653  September 1, 2004
    552  April 6, 2004              586  May 25, 2004              620  July 16, 2004             654  September 2, 2004
    553  April 7, 2004              587  May 26, 2004              621  July 19, 2004             655  September 3, 2004
    554  April 8, 2004              588  May 27, 2004              622  July 20, 2004             656  September 7, 2004
    555  April 12, 2004             589  May 28, 2004              623  July 21, 2004             657  September 8, 2004
    556  April 13, 2004             590  June 1, 2004              624  July 22, 2004             658  September 9, 2004
    557  April 14, 2004             591  June 2, 2004              625  July 23, 2004             659  September 10, 2004
    558  April 15, 2004             592  June 3, 2004              626  July 26, 2004             660  September 13, 2004
    559  April 16, 2004             593  June 4, 2004              627  July 27, 2004             661  September 14, 2004
    560  April 19, 2004             594  June 7, 2004              628  July 28, 2004             662  September 15, 2004
    561  April 20, 2004             595  June 8, 2004              629  July 29, 2004             663  September 16, 2004
    562  April 21, 2004             596  June 9, 2004              630  July 30, 2004             664  September 17, 2004
    563  April 22, 2004             597  June 10, 2004             631  August 2, 2004            665  September 20, 2004
    564  April 23, 2004             598  June 14, 2004             632  August 3, 2004            666  September 21, 2004
    565  April 26, 2004             599  June 15, 2004             633  August 4, 2004            667  September 22, 2004
    566  April 27, 2004             600  June 16, 2004             634  August 5, 2004            668  September 23, 2004
    567  April 28, 2004             601  June 17, 2004             635  August 6, 2004            669  September 24, 2004
    568  April 29, 2004             602  June 18, 2004             636  August 9, 2004            670  September 27, 2004
    569  April 30, 2004             603  June 21, 2004             637  August 10, 2004           671  September 28, 2004
    570  May 3, 2004                604  June 22, 2004             638  August 11, 2004           672  September 29, 2004
    571  May 4, 2004                605  June 23, 2004             639  August 12, 2004           673  September 30, 2004
    572  May 5, 2004                606  June 24, 2004             640  August 13, 2004           674  October 1, 2004
    573  May 6, 2004                607  June 25, 2004             641  August 16, 2004           675  October 4, 2004
    574  May 7, 2004                608  June 28, 2004             642  August 17, 2004           676  October 5, 2004
    575  May 10, 2004               609  June 29, 2004             643  August 18, 2004           677  October 6, 2004
    576  May 11, 2004               610  July 1, 2004              644  August 19, 2004           678  October 7, 2004
    577  May 12, 2004               611  July 2, 2004              645  August 20, 2004           679  October 8, 2004
    578  May 13, 2004               612  July 6, 2004              646  August 23, 2004           680  October 11, 2004

    681  October 12, 2004           715  November 30, 2004         749  January 19, 2005          783  March 9, 2005
    682  October 13, 2004           716  December 1, 2004          750  January 20, 2005          784  March 10, 2005
    683  October 14, 2004           717  December 2, 2004          751  January 21, 2005          785  March 11, 2005
    684  October 15, 2004           718  December 3, 2004          752  January 24, 2005          786  March 14, 2005
    685  October 18, 2004           719  December 6, 2004          753  January 25, 2005          787  March 15, 2005
    686  October 19, 2004           720  December 7, 2004          754  January 26, 2005          788  March 16, 2005
    687  October 20, 2004           721  December 8, 2004          755  January 27, 2005          789  March 17, 2005
    688  October 21, 2004           722  December 9, 2004          756  January 28, 2005          790  March 18, 2005
    689  October 22, 2004           723  December 10, 2004         757  January 31, 2005          791  March 21, 2005
    690  October 25, 2004           724  December 13, 2004         758  February 1, 2005          792  March 22, 2005
    691  October 26, 2004           725  December 14, 2004         759  February 2, 2005          793  March 23, 2005
    692  October 27, 2004           726  December 15, 2004         760  February 3, 2005          794  March 24, 2005
    693  October 28, 2004           727  December 16, 2004         761  February 4, 2005          795  March 28, 2005
    694  October 29, 2004           728  December 17, 2004         762  February 7, 2005          796  March 29, 2005
    695  November 1, 2004           729  December 20, 2004         763  February 8, 2005          797  March 30, 2005
    696  November 2, 2004           730  December 21, 2004         764  February 9, 2005          798  March 31, 2005
    697  November 3, 2004           731  December 22, 2004         765  February 10, 2005         799  April 1, 2005
    698  November 4, 2004           732  December 23, 2004         766  February 11, 2005         800  April 4, 2005
    699  November 5, 2004           733  December 27, 2004         767  February 14, 2005         801  April 5, 2005
    700  November 8, 2004           734  December 28, 2004         768  February 15, 2005         802  April 6, 2005
    701  November 9, 2004           735  December 29, 2004         769  February 16, 2005         803  April 7, 2005
    702  November 10, 200           736  December 30, 20044        770  February 17, 2005         804  April 8, 2005
    703  November 11, 200           737  December 31, 20044        771  February 18, 2005         805  April 11, 2005
    704  November 12, 200           738  January 3, 2005  4        772  February 22, 2005         806  April 12, 2005
    705  November 15, 200           739  January 4, 2005  4        773  February 23, 2005         807  April 13, 2005
    706  November 16, 200           740  January 5, 2005  4        774  February 24, 2005         808  April 14, 2005
    707  November 17, 200           741  January 6, 2005  4        775  February 25, 2005         809  April 15, 2005
    708  November 18, 200           742  January 7, 2005  4        776  February 28, 2005         810  April 18, 2005
    709  November 19, 200           743  January 10, 2005 4        777  March 1, 2005             811  April 19, 2005
    710  November 22, 200           744  January 11, 2005 4        778  March 2, 2005             812  April 20, 2005
    711  November 23, 200           745  January 12, 2005 4        779  March 3, 2005             813  April 21, 2005
    712  November 24, 200           746  January 13, 2005 4        780  March 4, 2005             814  April 22, 2005
    713  November 26, 200           747  January 14, 2005 4        781  March 7, 2005             815  April 25, 2005
    714  November 29, 200           748  January 18, 2005 4        782  March 8, 2005             816  April 26, 2005

    817  April 27, 2005             851  June 16, 2005             885  August 4, 2005            919  September 26, 2005
    818  April 28, 2005             852  June 17, 2005             886  August 5, 2005            920  September 27, 2005
    819  April 29, 2005             853  June 20, 2005             887  August 8, 2005            921  September 29, 2005
    820  May 2, 2005                854  June 21, 2005             888  August 9, 2005            922  September 30, 2005
    821  May 3, 2005                855  June 22, 2005             889  August 10, 2005           923  October 3, 2005
    822  May 4, 2005                856  June 23, 2005             890  August 11, 2005           924  October 4, 2005
    823  May 5, 2005                857  June 24, 2005             891  August 12, 2005           925  October 5, 2005
    824  May 6, 2005                858  June 27, 2005             892  August 15, 2005           926  October 6, 2005
    825  May 9, 2005                859  June 28, 2005             893  August 16, 2005           927  October 7, 2005
    826  May 10, 2005               860  June 29, 2005             894  August 17, 2005           928  October 10, 2005
    827  May 11, 2005               861  June 30, 2005             895  August 18, 2005           929  October 11, 2005
    828  May 12, 2005               862  July 1, 2005              896  August 19, 2005           930  October 12, 2005
    829  May 13, 2005               863  July 5, 2005              897  August 22, 2005           931  October 13, 2005
    830  May 16, 2005               864  July 6, 2005              898  August 24, 2005           932  October 14, 2005
    831  May 17, 2005               865  July 7, 2005              899  August 25, 2005           933  October 17, 2005
    832  May 18, 2005               866  July 8, 2005              900  August 26, 2005           934  October 18, 2005
    833  May 19, 2005               867  July 11, 2005             901  August 29, 2005           935  October 19, 2005
    834  May 20, 2005               868  July 12, 2005             902  August 30, 2005           936  October 20, 2005
    835  May 23, 2005               869  July 13, 2005             903  August 31, 2005           937  October 21, 2005
    836  May 24, 2005               870  July 14, 2005             904  September 1, 2005         938  October 24, 2005
    837  May 25, 2005               871  July 15, 2005             905  September 2, 2005         939  October 25, 2005
    838  May 26, 2005               872  July 18, 2005             906  September 6, 2005         940  October 26, 2005
    839  May 27, 2005               873  July 19, 2005             907  September 7, 2005         941  October 27, 2005
    840  May 31, 2005               874  July 20, 2005             908  September 8, 2005         942  October 28, 2005
    841  June 1, 2005               875  July 21, 2005             909  September 9, 2005         943  October 31, 2005
    842  June 2, 2005               876  July 22, 2005             910  September 12, 2005        944  November 1, 2005
    843  June 3, 2005               877  July 25, 2005             911  September 13, 2005        945  November 2, 2005
    844  June 6, 2005               878  July 26, 2005             912  September 14, 2005        946  November 3, 2005
    845  June 8, 2005               879  July 27, 2005             913  September 15, 2005        947  November 4, 2005
    846  June 9, 2005               880  July 28, 2005             914  September 16, 2005        948  November 7, 2005
    847  June 10, 2005              881  July 29, 2005             915  September 19, 2005        949  November 8, 2005
    848  June 13, 2005              882  August 1, 2005            916  September 21, 2005        950  November 9, 2005
    849  June 14, 2005              883  August 2, 2005            917  September 22, 2005        951  November 10, 2005
    850  June 15, 2005              884  August 3, 2005            918  September 23, 2005        952  November 11, 2005

    953  November 14, 2005           987  January 9, 2006          1021  February 28, 2006        1055  April 21, 2006
    954  November 15, 2005           988  January 10, 2006         1022  March 1, 2006            1056  April 24, 2006
    955  November 16, 2005           989  January 11, 2006         1023  March 2, 2006            1057  April 25, 2006
    956  November 17, 2005           990  January 12, 2006         1024  March 3, 2006            1058  April 27, 2006
    957  November 18, 2005           991  January 13, 2006         1025  March 6, 2006            1059  April 28, 2006
    958  November 21, 2005           992  January 17, 2006         1026  March 7, 2006            1060  May 1, 2006
    959  November 22, 2005           993  January 18, 2006         1027  March 8, 2006            1061  May 2, 2006
    960  November 23, 2005           994  January 19, 2006         1028  March 9, 2006            1062  May 3, 2006
    961  November 25, 2005           995  January 20, 2006         1029  March 10, 2006           1063  May 4, 2006
    962  November 28, 2005           996  January 23, 2006         1030  March 13, 2006           1064  May 5, 2006
    963  November 29, 2005           997  January 24, 2006         1031  March 16, 2006           1065  May 8, 2006
    964  November 30, 2005           998  January 25, 2006         1032  March 17, 2006           1066  May 9, 2006
    965  December 1, 2005            999  January 26, 2006         1033  March 20, 2006           1067  May 10, 2006
    966  December 2, 2005           1000  January 27, 2006         1034  March 21, 2006           1068  May 11, 2006
    967  December 5, 2005           1001  January 30, 2006         1035  March 22, 2006           1069  May 12, 2006
    968  December 6, 2005           1002  January 31, 2006         1036  March 23, 2006           1070  May 15, 2006
    969  December 7, 2005           1003  February 1, 2006         1037  March 24, 2006           1071  May 16, 2006
    970  December 9, 2005           1004  February 2, 2006         1038  March 27, 2006           1072  May 17, 2006
    971  December 12, 2005          1005  February 3, 2006         1039  March 28, 2006           1073  May 18, 2006
    972  December 13, 2005          1006  February 6, 2006         1040  March 29, 2006           1074  May 19, 2006
    973  December 14, 2005          1007  February 7, 2006         1041  March 30, 2006           1075  May 22, 2006
    974  December 16, 2005          1008  February 8, 2006         1042  March 31, 2006           1076  May 23, 2006
    975  December 19, 2005          1009  February 9, 2006         1043  April 3, 2006            1077  May 24, 2006
    976  December 20, 2005          1010  February 10, 2006        1044  April 4, 2006            1078  May 25, 2006
    977  December 21, 2005          1011  February 13, 2006        1045  April 5, 2006            1079  May 26, 2006
    978  December 22, 2005          1012  February 14, 2006        1046  April 6, 2006            1080  May 30, 2006
    979  December 23, 2005          1013  February 15, 2006        1047  April 7, 2006            1081  May 31, 2006
    980  December 27, 2005          1014  February 16, 2006        1048  April 10, 2006           1082  June 1, 2006
    981  December 28, 2005          1015  February 17, 2006        1049  April 11, 2006           1083  June 2, 2006
    982  December 29, 2005          1016  February 21, 2006        1050  April 13, 2006           1084  June 5, 2006
    983  December 30, 2005          1017  February 22, 2006        1051  April 17, 2006           1085  June 6, 2006
    984  January 3, 2006            1018  February 23, 2006        1052  April 18, 2006           1086  June 7, 2006
    985  January 5, 2006            1019  February 24, 2006        1053  April 19, 2006           1087  June 8, 2006
    986  January 6, 2006            1020  February 27, 2006        1054  April 20, 2006           1088  June 9, 2006


   1089  June 12, 2006              1123  July 31, 2006            1157  September 19, 2006       1191  November 7, 2006
   1090  June 13, 2006              1124  August 1, 2006           1158  September 20, 2006       1192  November 8, 2006
   1091  June 14, 2006              1125  August 2, 2006           1159  September 21, 2006       1193  November 10, 2006
   1092  June 15, 2006              1126  August 3, 2006           1160  September 22, 2006       1194  November 13, 2006
   1093  June 16, 2006              1127  August 4, 2006           1161  September 25, 2006       1195  November 14, 2006
   1094  June 19, 2006              1128  August 7, 2006           1162  September 26, 2006       1196  November 15, 2006
   1095  June 20, 2006              1129  August 8, 2006           1163  September 27, 2006       1197  November 16, 2006
   1096  June 21, 2006              1130  August 9, 2006           1164  September 28, 2006       1198  November 17, 2006
   1097  June 22, 2006              1131  August 10, 2006          1165  September 29, 2006       1199  November 20, 2006
   1098  June 23, 2006             1132  August 11, 2006          1166  October 2, 2006          1200  November 21, 2006
   1099  June 26, 2006              1133  August 14, 2006          1167  October 3, 2006          1201  November 22, 2006
   1100  June 27, 2006              1134  August 15, 2006          1168  October 4, 2006          1202  November 24, 2006
   1101  June 28, 2006              1135  August 16, 2006          1169  October 5, 2006          1203  November 27, 2006
   1102  June 29, 2006              1136  August 17, 2006          1170  October 6, 2006          1204  November 28, 2006
   1103  June 30, 2006              1137  August 18, 2006          1171  October 9, 2006          1205  November 29, 2006
   1104  July 3, 2006               1138  August 21, 2006          1172  October 10, 2006         1206  November 30, 2006
   1105  July 5, 2006               1139  August 22, 2006          1173  October 11, 2006         1207  December 1, 2006
   1106  July 6, 2006               1140  August 23, 2006          1174  October 12, 2006         1208  December 4, 2006
   1107  July 7, 2006               1141  August 24, 2006          1175  October 13, 2006         1209  December 5, 2006
   1108  July 10, 2006              1142  August 25, 2006          1176  October 16, 2006         1210  December 6, 2006
   1109  July 11, 2006              1143  August 28, 2006          1177  October 17, 2006         1211  December 7, 2006
   1110  July 12, 2006              1144  August 29, 2006          1178  October 18, 2006         1212  December 11, 2006
   1111  July 13, 2006              1145  August 30, 2006          1179  October 19, 2006         1213  December 12, 2006
   1112  July 14, 2006              1146  August 31, 2006          1180  October 20, 2006         1214  December 13, 2006
   1113  July 17, 2006              1147  September 1, 2006        1181  October 23, 2006         1215  December 14, 2006
   1114  July 18, 2006              1148  September 5, 2006        1182  October 24, 2006         1216  December 18, 2006
   1115  July 19, 2006              1149  September 6, 2006        1183  October 25, 2006         1217  December 20, 2006
   1116  July 20, 2006              1150  September 7, 2006        1184  October 26, 2006         1218  December 21, 2006
   1117  July 21, 2006              1151  September 11, 2006       1185  October 27, 2006         1219  December 22, 2006
   1118  July 24, 2006              1152  September 12, 2006       1186  October 31, 2006         1220  December 26, 2006
   1119  July 25, 2006              1153  September 13, 2006       1187  November 1, 2006         1221  December 27, 2006
   1120  July 26, 2006              1154  September 14, 2006       1188  November 2, 2006         1222  December 28, 2006
   1121  July 27, 2006              1155  September 15, 2006       1189  November 3, 2006         1223  December 29, 2006
   1122  July 28, 2006              1156  September 18, 2006       1190  November 6, 2006

                       Jackson National Separate Account I


                       [GRAPHIC OMITTED][GRAPHIC OMITTED]





                              Financial Statements

                                December 31, 2006

JACKSON NATIONAL SEPARATE ACCOUNT I
Statements of Assets and Liabilities
DECEMBER 31, 2006


                                           Fifth            Fifth Third         Fifth            Fifth Third       JNL/
                                           Third Balanced   Disciplined Value   Third Mid Cap    Quality Growth    AIM Large Cap
                                           VIP Portfolio    VIP Portfolio       VIP Portfolio    VIP Portfolio     Growth Portfolio
                                           --------------   -----------------   -------------    --------------    ----------------
Assets
Investments, at value (A)                    $ 145,611      $ 8,022,781         $ 3,120,398      $ 6,025,463       $89,483,700
Receivables:
   Dividend receivable                               -                -                   -                -                 -
   Investment securities sold                       45           54,710               1,257            2,283            42,513
   Sub-account units sold                            -                -                   -              870            21,311
                                           ------------     ------------        ------------     ------------      ------------
TOTAL ASSETS                                   145,656        8,077,491           3,121,655        6,028,616        89,547,524
                                           ------------     ------------        ------------     ------------      ------------

LIABILITIES
Payables:
   Investment securities purchased                   -                -                   -              870            21,311
   Sub-account units redeemed                       37           54,337               1,113            2,001            38,460
   Insurance fees due to Jackson National            8              373                 144              282             4,053
                                           ------------     ------------        ------------     ------------      ------------
TOTAL LIABILITIES                                   45           54,710               1,257            3,153            63,824
                                           ------------     ------------        ------------     ------------      ------------
NET ASSETS (NOTE 6)                          $ 145,611      $ 8,022,781         $ 3,120,398      $ 6,025,463       $89,483,700
----------------------------------         ============     ============        ============     ============      ============


(A)  INVESTMENT SHARES                          11,724          441,055             166,067          718,172         6,633,336
       INVESTMENTS AT COST                   $ 139,108      $ 6,645,342         $ 2,557,191      $ 5,349,410       $ 76,829,726



                                            JNL/AIM        JNL/                                                   JNL/Eagle
                                            Real Estate    AIM Small Cap     JNL/Alger          JNL/Eagle Core    SmallCap
                                            Portfolio      Growth Portfolio  Growth Portfolio   Equity Portfolio  Equity Portfolio
                                            -----------    ----------------  ----------------   ----------------  ----------------
Assets
Investments, at value (A)                  $151,820,647    $ 47,863,331      $131,910,819       $ 78,067,866     $104,069,721
Receivables:
   Dividend receivable                                -               -                -                  -                -
   Investment securities sold                   132,547          26,447          166,402             32,973           61,181
   Sub-account units sold                       493,791          40,482           25,222            116,810           49,211
                                           -------------   -------------     ------------       ------------     ------------
TOTAL ASSETS                                152,446,985      47,930,260      132,102,443         78,217,649      104,180,113
                                           -------------   -------------     ------------       ------------     ------------

LIABILITIES
Payables:
   Investment securities purchased              493,791          40,482           25,222            116,810           49,211
   Sub-account units redeemed                   125,339          24,286          161,023             29,654           56,650
   Insurance fees due to Jackson National         7,208           2,161            5,379              3,319            4,531
                                           -------------   -------------     ------------       ------------     ------------
TOTAL LIABILITIES                               626,338          66,929          191,624            149,783          110,392
                                           -------------   -------------     ------------       ------------     ------------
NET ASSETS (NOTE 6)                        $151,820,647    $ 47,863,331      $131,910,819       $ 78,067,866     $104,069,721
----------------------------------         =============   =============     ============       ============     ============


(A)  INVESTMENT SHARES                        9,608,902       3,354,123        7,227,990          4,533,558        4,687,825
       INVESTMENTS AT COST                 $132,392,128    $ 42,597,356     $115,746,879       $ 64,819,643     $ 90,027,349

                     See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT I
Statements of Assets and Liabilities
DECEMBER 31, 2006

                                              JNL/FMR        JNL/FMR           JNL/Franklin      JNL/Franklin      JNL/Goldman Sachs
                                              Balanced       Mid-Cap           Templeton         Templeton Small   CMid Cap
                                              Portfolio      Equity Portfolio  Income Portfolio  Value Portfolio   Value Portfolio
                                            --------------   -------------     --------------    ------------      --------------
Assets
Investments, at value (A)                    $151,520,936    $112,750,275      $ 58,427,521      $ 45,326,950       $ 54,651,795
Receivables:
   Dividend receivable                                  -               -                -                 -                   -
   Investment securities sold                      92,339          72,688           55,880            54,194              60,565
   Sub-account units sold                         139,709           9,065          410,280            89,102              97,849
                                            --------------   -------------     ------------      ------------      --------------
TOTAL ASSETS                                  151,752,984     112,832,028       58,893,681        45,470,246          54,810,209
                                            --------------   -------------     ------------      ------------      --------------

LIABILITIES
Payables:
   Investment securities purchased                139,709           9,065          410,280            89,102              97,849
   Sub-account units redeemed                      85,717          68,122           53,215            52,077              58,033
   Insurance fees due to Jackson National           6,622           4,566            2,665             2,117               2,532
                                            --------------   -------------     ------------      ------------      --------------
TOTAL LIABILITIES                                 232,048          81,753          466,160           143,296             158,414
                                            --------------   -------------     ------------      ------------      --------------
NET ASSETS (NOTE 6)                          $151,520,936    $112,750,275      $ 58,427,521      $ 45,326,950       $ 54,651,795
----------------------------------          ==============   =============     ============      ============      ==============


(A)  INVESTMENT SHARES                         12,711,488       6,065,104        5,460,516         3,524,646           4,216,959
       INVESTMENTS AT COST                   $128,927,782    $ 93,352,977      $ 57,039,813      $ 42,319,647       $ 50,277,298



                                             JNL/Goldman Sachs JNL/JPMorgan      JNL/JPMorgan     JNL/Lazard         JNL/Lazard
                                             Short Duration    International     International    Emerging           Mid Cap
                                             Bond Portfolio    Equity Portfolio  Value Portfolio  Markets Portfolio  Value Portfolio
                                             --------------    --------------    ------------     -------------      -------------
Assets
Investments, at value (A)                    $ 25,836,573      $ 132,457,688     $293,190,252     $ 30,065,142       $185,662,219
Receivables:
   Dividend receivable                                  -                  -               -                -                   -
   Investment securities sold                      16,623            400,736         443,531           33,692             315,822
   Sub-account units sold                          96,745            337,105       1,729,588          152,213             104,635
                                            --------------     --------------    ------------     ------------       -------------
TOTAL ASSETS                                   25,949,941        133,195,529     295,363,371       30,251,047         186,082,676
                                            --------------     --------------    ------------     ------------       -------------

LIABILITIES
Payables:
   Investment securities purchased                 96,745            337,105       1,729,588          152,213             104,635
   Sub-account units redeemed                      15,445            394,930         429,917           32,314             307,334
   Insurance fees due to Jackson National        1,178              5,806          13,614            1,378               8,488
                                            --------------     --------------    ------------     ------------       -------------
TOTAL LIABILITIES                                 113,368            737,841       2,173,119          185,905             420,457
                                            --------------     --------------    ------------     ------------       -------------
NET ASSETS (NOTE 6)                          $ 25,836,573      $ 132,457,688     $293,190,252     $ 30,065,142       $185,662,219
----------------------------------          ==============     ==============    ============     ============       =============


(A)  INVESTMENT SHARES                          2,505,972          9,109,882      20,912,286        2,735,682          13,186,237
       INVESTMENTS AT COST                   $ 25,360,999      $ 106,236,701     $238,452,103     $ 26,539,753       $185,161,229

                     See notes to the financial statements.


JACKSON NATIONAL SEPARATE ACCOUNT I
Statements of Assets and Liabilities
DECEMBER 31, 2006


                                           JNL/Lazard                     JNL/MCM       JNL/MCM           JNL/MCM
                                           Small Cap        JNL/MCM       Bond Index    Communications    Consumer Brands
                                           Value Portfolio  25 Portfolio  Portfolio     Sector Portfolio  Sector Portfolio
                                           ------------     ------------  ------------  ------------      ------------
ASSETS
Investments, at value (A)                  $127,361,238     $707,448,757  $231,058,589  $ 53,065,680      $ 22,721,925
Receivables:
   Dividend receivable                               -                -             -             -                 -
   Investment securities sold                  144,862          953,894       328,286        53,815             7,042
   Sub-account units sold                       60,280          967,627        99,338     1,506,517             5,044
                                           ------------     ------------  ------------  ------------      ------------
TOTAL ASSETS                               127,566,380      709,370,278   231,486,213    54,626,012        22,734,011
                                           ------------     ------------  ------------  ------------      ------------

LIABILITIES
Payables:
   Investment securities purchased              60,280          967,627        99,338     1,506,517             5,044
   Sub-account units redeemed                  139,143          921,480       317,336        51,429             6,018
   Insurance fees due to Jackson National        5,719           32,414        10,950         2,386             1,024
                                           ------------     ------------  ------------  ------------      ------------
TOTAL LIABILITIES                              205,142       1,921,521       427,624     1,560,332            12,086
                                           ------------     ------------  ------------  ------------      ------------
NET ASSETS (NOTE 6)                        $127,361,238     $707,448,757  $231,058,589  $ 53,065,680      $ 22,721,925
----------------------------------         ============     ============  ============  ============      ============


(A)  INVESTMENT SHARES                      10,379,889       50,067,145    21,159,211     9,024,775         1,811,956
       INVESTMENTS AT COST                 $135,233,777     $599,498,504  $228,480,288  $ 48,406,524      $ 20,245,011



                                                                        JNL/MCM
                                           JNL/MCM       JNL/MCM        Enhanced        JNL/MCM           JNL/MCM
                                           Dow SM        Dow Dividend   S&P 500 Stock   Financial         Global
                                           10 Portfolio  Portfolio      Index Portfolio Sector Portfolio  15 Portfolio
                                           ------------  ------------   ------------    ------------      ---------------
ASSETS
Investments, at value (A)                  $848,141,108  $278,475,408   $ 66,622,258    $ 66,019,563      $ 1,120,821,026
Receivables:
   Dividend receivable                               -             -              -               -                    -
   Investment securities sold                  579,025     1,472,627         55,359         297,867            2,118,093
   Sub-account units sold                    2,495,281     1,163,683         30,593         753,774            1,508,014
                                           ------------  ------------   ------------    ------------      ---------------
TOTAL ASSETS                               851,215,414   281,111,718     66,708,210      67,071,204        1,124,447,133
                                           ------------  ------------   ------------    ------------      ---------------

LIABILITIES
Payables:
   Investment securities purchased           2,495,281     1,163,683         30,593         753,774            1,508,014
   Sub-account units redeemed                  540,457     1,459,975         52,337         294,964            2,066,346
   Insurance fees due to Jackson National       38,568        12,652          3,022           2,903               51,747
                                           ------------  ------------   ------------    ------------      ---------------
TOTAL LIABILITIES                           3,074,306     2,636,310         85,952       1,051,641            3,626,107
                                           ------------  ------------   ------------    ------------      ---------------
NET ASSETS (NOTE 6)                        $848,141,108  $278,475,408   $ 66,622,258    $ 66,019,563      $ 1,120,821,026
----------------------------------         ============  ============   ============    ============      ===============


(A)  INVESTMENT SHARES                      66,730,221    23,225,639      7,587,956       4,121,071           56,894,468
       INVESTMENTS AT COST                 $678,047,805  $255,482,395   $ 63,970,060    $ 57,672,807       $ 765,938,764

                     See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT I
Statements of Assets and Liabilities
DECEMBER 31, 2006


                                           JNL/MCM           JNL/MCM          JNL/MCM           JNL/MCM         JNL/MCM
                                           Healthcare        International    JNL 5             JNL Optimized   Nasdaq(R)
                                           Sector Portfolio  Index Portfolio  Portfolio         5 Portfolio     15 Portfolio
                                           --------------    ------------     --------------    -----------     ------------
ASSETS
Investments, at value (A)                  $ 80,719,177      $457,400,655     $ 3,510,402,051   $83,942,308     $ 65,395,784
Receivables:
   Dividend receivable                               -                 -                  -              -                -
   Investment securities sold                  209,507           638,812          3,495,843        217,070           72,060
   Sub-account units sold                      163,410           330,616          8,749,407        496,513           36,744
                                           ------------      ------------     --------------    -----------     ------------
TOTAL ASSETS                                81,092,094       458,370,083      3,522,647,301     84,655,891       65,504,588
                                           ------------      ------------     --------------    -----------     ------------

LIABILITIES
Payables:
   Investment securities purchased             163,410           330,616          8,749,407        496,513           36,744
   Sub-account units redeemed                  205,802           617,512          3,332,125        213,263           68,882
   Insurance fees due to Jackson National        3,705            21,300            163,718          3,807            3,178
                                                                              --------------    -----------     ------------
                                           ------------      ------------
TOTAL LIABILITIES                              372,917           969,428         12,245,250        713,583          108,804
                                           ------------      ------------     --------------    -----------     ------------
NET ASSETS (NOTE 6)                        $ 80,719,177      $457,400,655     $ 3,510,402,051   $83,942,308     $ 65,395,784
----------------------------------         ============      ============     ==============    ===========     ============


(A)  INVESTMENT SHARES                       6,257,301        27,654,211        245,311,115      7,779,639         5,802,643
       INVESTMENTS AT COST                 $ 76,581,969      $383,144,890     $ 3,092,255,684   $78,709,006     $ 61,243,454


                                           JNL/MCM           JNL/MCM          JNL/MCM         JNL/MCM         JNL/MCM
                                           Oil & Gas            S&P           S&P 24         S&P 400 MidCap    S&P 500
                                           Sector Portfolio  10 Portfolio     Portfolio      Index Portfolio  Index Portfolio
                                           ------------      ------------     ------------   ------------     ------------
ASSETS
Investments, at value (A)                  $282,035,934      $803,247,319    $ 17,703,535    $349,594,359     $506,063,769
Receivables:
   Dividend receivable                               -                 -               -               -                -
   Investment securities sold                  516,164         1,869,080          11,848         436,322          470,541
   Sub-account units sold                      493,559           948,348          24,604         120,713          215,983
                                           ------------      ------------    ------------    ------------     ------------
TOTAL ASSETS                               283,045,657       806,064,747      17,739,987     350,151,394      506,750,293
                                           ------------      ------------    ------------    ------------     ------------

LIABILITIES
Payables:
   Investment securities purchased             493,559           948,348          24,604         120,713          215,983
   Sub-account units redeemed                  502,499         1,832,355          11,072         419,905          446,878
   Insurance fees due to Jackson National       13,665            36,725             776          16,417           23,663
                                            ------------      ------------   ------------    ------------     ------------

TOTAL LIABILITIES                            1,009,723         2,817,428          36,452         557,035          686,524
                                           ------------      ------------    ------------    ------------     ------------
NET ASSETS (NOTE 6)                        $282,035,934      $803,247,319    $ 17,703,535    $349,594,359     $506,063,769
----------------------------------         ============      ============    ============    ============     ============


(A)  INVESTMENT SHARES                        9,728,732        51,822,408       1,718,790      23,368,607       41,962,170
       INVESTMENTS AT COST                 $260,122,744      $642,691,285    $ 17,269,600    $312,112,679     $440,116,671

                     See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT I
Statements of Assets and Liabilities
DECEMBER 31, 2006


                                          JNL/MCM           JNL/MCM          JNL/MCM           JNL/MCM          JNL/MCM
                                          Select Small-Cap  Small Cap        Technology        Value Line(R)    VIP
                                          Portfolio         Index Portfolio  Sector Portfolio  25 Portfolio     Portfolio
                                          --------------    ------------     ------------      ------------     ------------
ASSETS
Investments, at value (A)                 $700,092,520      $310,494,181     $ 59,686,210      $822,800,037     $413,219,233
Receivables:
   Dividend receivable                               -                 -                -                 -                -
   Investment securities sold                1,565,237           341,753          166,241         1,581,072          329,021
   Sub-account units sold                      899,608           124,147           87,452         2,217,160          231,986
                                          ------------      ------------     ------------      ------------     ------------
TOTAL ASSETS                               702,557,365       310,960,081       59,939,903       826,598,269      413,780,240
                                          ------------      ------------     ------------      ------------     ------------

LIABILITIES
Payables:
   Investment securities purchased             899,608           124,147           87,452         2,217,160          231,986
   Sub-account units redeemed                1,533,090           327,068          163,659         1,542,423          309,489
   Insurance fees due to Jackson National       32,147            14,685            2,582            38,649           19,532
                                          ------------      ------------     ------------      ------------     ------------
TOTAL LIABILITIES                            2,464,845           465,900          253,693         3,798,232          561,007
                                          ------------      ------------     ------------      ------------     ------------
NET ASSETS (NOTE 6)                       $700,092,520      $310,494,181     $ 59,686,210      $822,800,037     $413,219,233
----------------------------------        ============      ============     ============      ============     ============


(A)  INVESTMENT SHARES                    $ 29,428,017       20,993,521         8,726,054        52,407,646       30,450,938
       INVESTMENTS AT COST                $570,355,106      $277,338,075     $ 57,144,251      $773,051,643     $364,304,400




                                          JNL/Oppenheimer                     JNL/PIMCO                           JNL/Putnam
                                          Global Growth    JNL/Oppenheimer    Total Return      JNL/Putnam        Midcap
                                          Portfolio        Growth Portfolio   Bond Portfolio    Equity Portfolio  Growth Portfolio
                                          ------------     ------------       --------------    ------------      ------------
ASSETS
Investments, at value (A)                 $180,941,943     $ 26,960,503         $435,178,815    $103,218,517      $ 31,535,129
Receivables:
   Dividend receivable                               -                -                    -               -                 -
   Investment securities sold                  242,203            9,795              481,773          85,836            12,161
   Sub-account units sold                      145,508            6,654              719,005           2,767               595
                                          ------------     ------------         ------------    ------------      ------------
TOTAL ASSETS                               181,329,654       26,976,952          436,379,593     103,307,120        31,547,885
                                          ------------     ------------         ------------    ------------      ------------

LIABILITIES
Payables:
   Investment securities purchased             145,508            6,654              719,005           2,767               595
   Sub-account units redeemed                  234,083            8,568              461,908          81,780            10,746
   Insurance fees due to Jackson National        8,120            1,227               19,865           4,056             1,415
                                          ------------     ------------         ------------    ------------      ------------
TOTAL LIABILITIES                              387,711           16,449            1,200,778          88,603            12,756
                                          ------------     ------------         ------------    ------------      ------------
NET ASSETS (NOTE 6)                       $180,941,943     $ 26,960,503         $435,178,815    $103,218,517      $ 31,535,129
----------------------------------        ============     ============         ============    ============      ============


(A)  INVESTMENT SHARES                      11,865,045        2,731,561           37,322,368       4,541,070         3,288,335
       INVESTMENTS AT COST                $146,398,719     $ 23,932,248         $443,493,688    $ 89,188,028      $ 26,736,582

                     See notes to the financial statements.



JACKSON NATIONAL SEPARATE ACCOUNT I
Statements of Assets and Liabilities
DECEMBER 31, 2006

                                                            JNL/               JNL/                                JNL/
                                            JNL/Putnam      S&P Managed        S&P Managed      JNL/               S&P Managed
                                            Value Equity    Aggressive         Conservative     S&P Managed        Moderate
                                            Portfolio       Growth Portfolio   Portfolio        Growth Portfolio   Portfolio
                                            ------------    -------------      -------------    --------------     ------------
ASSETS
Investments, at value (A)                   $154,996,981    $577,627,945        $126,363,762    $1,081,171,017     $284,241,069
Receivables:
   Dividend receivable                                 -               -                   -                 -                -
   Investment securities sold                    250,432         624,625             262,362           939,656          136,709
   Sub-account units sold                             22         197,143             214,308           578,169          275,481
                                            ------------    ------------        ------------    --------------     ------------
TOTAL ASSETS                                 155,247,435     578,449,713         126,840,432     1,082,688,842      284,653,259
                                            ------------    ------------        ------------    --------------     ------------

LIABILITIES
Payables:
   Investment securities purchased                    22         197,143             214,308           578,169          275,481
   Sub-account units redeemed                    244,249         599,550             256,118           891,187          122,811
   Insurance fees due to Jackson National          6,183          25,075               6,244            48,469           13,898
                                            ------------    ------------        ------------    --------------     ------------
TOTAL LIABILITIES                                250,454         821,768             476,670         1,517,825          412,190
                                            ------------    ------------        ------------    --------------     ------------
NET ASSETS (NOTE 6)                         $154,996,981    $577,627,945        $126,363,762    $1,081,171,017     $284,241,069
----------------------------------          ============    ============        ============    ==============     ============


(A)  INVESTMENT SHARES                         7,583,023      41,526,092          11,192,539        79,381,132       23,885,804
       INVESTMENTS AT COST                  $123,711,830    $478,387,981        $120,720,735     $ 934,035,865     $266,454,102


                                            JNL/                                                                    JNL/
                                            S&P Managed       JNL/              JNL/              JNL/              S&P Retirement
                                            Moderate          S&P Retirement    S&P Retirement    S&P Retirement    Income
                                            Growth Portfolio  2015 Portfolio    2020 Portfolio    2025 Portfolio    Portfolio
                                            --------------    --------------    ------------      ------------      ------------
ASSETS
Investments, at value (A)                   $993,884,149      $ 4,568,016       $ 1,847,130         $ 939,283       $ 8,220,346
Receivables:
   Dividend receivable                                 -                 -                 -                 -                 -
   Investment securities sold                    811,501             3,950             1,960               658             5,403
   Sub-account units sold                        371,728             1,907                 -                 -                27
                                            ------------      ------------      ------------      ------------      ------------
TOTAL ASSETS                                 995,067,378         4,573,873         1,849,090           939,941         8,225,776
                                            ------------      ------------      ------------      ------------      ------------

LIABILITIES
Payables:
   Investment securities purchased               371,728             1,907                 -                 -                27
   Sub-account units redeemed                    765,407             3,740             1,886               620             5,039
   Insurance fees due to Jackson National         46,094               210                74                38               364
                                            ------------      ------------      ------------      ------------      ------------
TOTAL LIABILITIES                              1,183,229             5,857             1,960               658             5,430
                                            ------------      ------------      ------------      ------------      ------------
NET ASSETS (NOTE 6)                         $993,884,149      $ 4,568,016       $ 1,847,130         $ 939,283       $ 8,220,346
----------------------------------          ============      ============      ============      ============      ============


(A)  INVESTMENT SHARES                        75,985,027           415,274           165,960            83,865           765,395
       INVESTMENTS AT COST                  $889,503,963       $ 4,270,369       $ 1,727,876         $ 892,504       $ 7,855,185

                     See notes to the financial statements.


JACKSON NATIONAL SEPARATE ACCOUNT I
Statements of Assets and Liabilities
DECEMBER 31, 2006


                                                JNL/               JNL/Select        JNL/Select        JNL/
                                                Select Balanced    Global            Large Cap         Select Money
                                                Portfolio          Growth Portfolio  Growth Portfolio  Market Portfolio
                                                --------------     --------------    --------------    ------------
ASSETS
Investments, at value (A)                       $413,630,121       $109,223,427      $139,074,319      $247,132,979
Receivables:
   Dividend receivable                                     -                  -                 -            61,037
   Investment securities sold                        222,992            291,026           387,555           520,674
   Sub-account units sold                            312,476             40,123            88,250         1,326,681
                                                ------------       ------------      ------------      ------------
TOTAL ASSETS                                     414,165,589        109,554,576       139,550,124       249,041,371
                                                ------------       ------------      ------------      ------------

LIABILITIES
Payables:
   Investment securities purchased                   312,476             40,123            88,250         1,326,681
   Sub-account units redeemed                        205,478            286,712           381,938           509,202
   Insurance fees due to Jackson National             17,514              4,314             5,617            11,472
                                                ------------       ------------      ------------      ------------
TOTAL LIABILITIES                                    535,468            331,149           475,805         1,847,355
                                                ------------       ------------      ------------      ------------
NET ASSETS (NOTE 6)                             $413,630,121       $109,223,427      $139,074,319      $247,194,016
----------------------------------              ============       ============      ============      ============


(A)  INVESTMENT SHARES                            23,840,353          4,913,335         6,444,593       247,132,979
       INVESTMENTS AT COST                      $366,885,075       $107,259,398      $129,952,424      $247,132,899



                                                JNL/             JNL/T. Rowe        JNL/T. Rowe          JNL/
                                                Select Value     Price Established  Price Mid-Cap     T. Rowe Price
                                                Portfolio        Growth Portfolio   Growth Portfolio  Value Portfolio
                                                ------------     -------------      --------------    -------------
ASSETS
Investments, at value (A)                       $165,653,911     $366,621,487        $395,853,561      $323,912,532
Receivables:
   Dividend receivable                                     -                 -                  -                 -
   Investment securities sold                        106,579           301,289            273,940           510,882
   Sub-account units sold                            355,917           176,283            947,123           803,095
                                                ------------     -------------       ------------      ------------
TOTAL ASSETS                                     166,116,407       367,099,059        397,074,624       325,226,509
                                                ------------     -------------       ------------      ------------

LIABILITIES
Payables:
   Investment securities purchased                   355,917           176,283            947,123           803,095
   Sub-account units redeemed                         99,073           285,775            257,058           496,523
   Insurance fees due to Jackson National              7,506            15,514             16,882            14,359
                                                ------------     -------------       ------------      ------------
TOTAL LIABILITIES                                    462,496           477,572          1,221,063         1,313,977
                                                ------------     -------------       ------------      ------------
NET ASSETS (NOTE 6)                             $165,653,911     $366,621,487        $395,853,561      $323,912,532
----------------------------------              ============     =============       ============      ============


(A)  INVESTMENT SHARES                             8,525,677        16,786,698         13,621,939        20,737,038
       INVESTMENTS AT COST                      $151,222,478      $284,225,016       $351,177,601      $272,855,247



                                                JNL/Western      JNL/Western
                                                High Yield       Strategic
                                                Bond Portfolio   Bond Portfolio
                                                ------------     ------------
ASSETS
Investments, at value (A)                       $284,124,305     $251,052,512
Receivables:
   Dividend receivable                                     -                -
   Investment securities sold                        242,984          287,265
   Sub-account units sold                            967,009          116,213
                                                ------------     ------------
TOTAL ASSETS                                     285,334,298      251,455,990
                                                ------------     ------------

LIABILITIES
Payables:
   Investment securities purchased                   967,009          116,213
   Sub-account units redeemed                        230,398          275,919
   Insurance fees due to Jackson National             12,586           11,346
                                                ------------     ------------
TOTAL LIABILITIES                                  1,209,993          403,478
                                                ------------     ------------
NET ASSETS (NOTE 6)                             $284,124,305     $251,052,512
----------------------------------              ============     ============


(A)  INVESTMENT SHARES                            34,565,001       21,661,131
       INVESTMENTS AT COST                      $288,721,220     $245,028,828

                     See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT I
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

                                                   JNL/Western
                                                   U.S. Government
                                                   & Quality
                                                   Bond Portfolio
                                                   ------------
ASSETS
Investments, at value (A)                          $167,521,342
Receivables:
   Dividend receivable                                        -
   Investment securities sold                            85,953
   Sub-account units sold                                31,366
                                                   ------------
TOTAL ASSETS                                        167,638,661
                                                   ------------

LIABILITIES
Payables:
   Investment securities purchased                       31,366
   Sub-account units redeemed                            78,799
   Insurance fees due to Jackson National                 7,154
                                                   ------------
TOTAL LIABILITIES                                       117,319
                                                   ------------
NET ASSETS (NOTE 6)                                $167,521,342
----------------------------------                 ============


(A)  INVESTMENT SHARES                               14,656,285
       INVESTMENTS AT COST                         $166,910,575

                     See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT I
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 2006



                                                      Fifth             Fifth Third     Fifth           Fifth Third
                                                      Third Balanced    Disciplined     Third Mid Cap   Quality Growth
                                                      VIP Portfolio     VIP Portfolio   VIP Portfolio   VIP Portfolio
                                                      ------------      ------------    ------------    ------------
INVESTMENT INCOME
   Dividends                                              $ 3,112         $ 223,829           $ 817        $ 45,670
                                                      ------------      ------------    ------------    ------------

EXPENSES
   Insurance charges (Note 3)                               2,134           121,267          50,169          97,042
                                                      ------------      ------------    ------------    ------------
TOTAL EXPENSES                                              2,134           121,267          50,169          97,042
                                                      ------------      ------------    ------------    ------------
NET INVESTMENT INCOME (LOSS)                                  978           102,562         (49,352)        (51,372)
                                                      ------------      ------------    ------------    ------------

REALIZED AND UNREALIZED GAIN
Net realized gain on:
   Distributions from investment companies                  1,122            55,807               -               -
   Investments                                                328           146,628          73,543          72,232
Net change in unrealized appreciation
   (depreciation) on investments                            7,282           917,126         207,303         158,225
                                                      ------------      ------------    ------------    ------------
NET REALIZED AND UNREALIZED GAIN                            8,732         1,119,561         280,846         230,457
                                                      ------------      ------------    ------------    ------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                        $ 9,710       $ 1,222,123       $ 231,494       $ 179,085
----------------------------------                    ============      ============    ============    ============



                                                      JNL/               JNL/AIM         JNL/
                                                      AIM Large Cap      Real Estate     AIM Small Cap      JNL/Alger
                                                      Growth Portfolio   Portfolio       Growth Portfolio   Growth Portfolio
                                                      ------------       -------------   ------------       ------------
INVESTMENT INCOME
   Dividends                                             $ 20,161         $ 1,182,597            $ -           $ 22,340
                                                      ------------       -------------   ------------       ------------

EXPENSES
   Insurance charges (Note 3)                           1,359,101           1,295,783        779,075          2,114,122
                                                      ------------       -------------   ------------       ------------
TOTAL EXPENSES                                          1,359,101           1,295,783        779,075          2,114,122
                                                      ------------       -------------   ------------       ------------
NET INVESTMENT INCOME (LOSS)                           (1,338,940)           (113,186)      (779,075)        (2,091,782)
                                                      ------------       -------------   ------------       ------------

REALIZED AND UNREALIZED GAIN
Net realized gain on:
   Distributions from investment companies                      -             253,947      3,732,374                  -
   Investments                                          4,243,407           3,130,676      3,662,767          4,492,946
Net change in unrealized appreciation
   (depreciation) on investments                        2,313,435          18,316,518     (1,279,235)         1,497,913
                                                      ------------       -------------   ------------       ------------
NET REALIZED AND UNREALIZED GAIN                        6,556,842          21,701,141      6,115,906          5,990,859
                                                      ------------       -------------   ------------       ------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                    $ 5,217,902        $ 21,587,955    $ 5,336,831        $ 3,899,077
----------------------------------                    ============       =============   ============       ============


                                                                         JNL/Eagle
                                                      JNL/Eagle Core     Small/Cap
                                                      Equity Portfolio   Equity Portfolio
                                                      ------------       ------------
INVESTMENT INCOME
   Dividends                                             $ 13,587                $ -
                                                      ------------       ------------

EXPENSES
   Insurance charges (Note 3)                           1,182,851          1,384,507
                                                      ------------       ------------
TOTAL EXPENSES                                          1,182,851          1,384,507
                                                      ------------       ------------
NET INVESTMENT INCOME (LOSS)                           (1,169,264)        (1,384,507)
                                                      ------------       ------------

REALIZED AND UNREALIZED GAIN
Net realized gain on:
    Distributions from investment companies                     -          8,362,689
    Investments                                         2,737,894          7,952,811
Net change in unrealized appreciation
   (depreciation) on investments                        6,218,743           (502,174)
                                                      ------------       ------------
NET REALIZED AND UNREALIZED GAIN                        8,956,637         15,813,326
                                                      ------------       ------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                    $ 7,787,373        $ 14,428,819
----------------------------------                    ============       ============

                     See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT I
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 2006


                                                      JNL/FMR              JNL/FMR              JNL/Franklin         JNL/Franklin
                                                      Balanced             Mid-Cap              Templeton        Templeton Small Cap
                                                      Portfolio            Equity Portfolio     Income Portfolio     Value Portfolio
                                                      --------------       -------------        --------------       ------------
INVESTMENT INCOME
   Dividends                                            $ 1,294,745                 $ -         $ 1,418,380            $ 424,498
                                                      --------------       -------------        ------------         ------------

EXPENSES
   Insurance charges (Note 3)                             2,109,641           1,681,317             280,925              502,131
                                                      --------------       -------------        ------------         ------------
TOTAL EXPENSES                                            2,109,641           1,681,317             280,925              502,131
                                                      --------------       -------------        ------------         ------------
NET INVESTMENT INCOME (LOSS)                               (814,896)         (1,681,317)          1,137,455              (77,633)
                                                      --------------       -------------        ------------         ------------

REALIZED AND UNREALIZED GAIN
Net realized gain on:
   Distributions from investment companies                2,421,622                   -                   -                    -
   Investments                                            4,640,857           4,301,392             139,927              662,497
Net change in unrealized appreciation
   on investments                                         5,618,648           8,594,390           1,387,708            2,807,173
                                                      --------------       -------------        ------------         ------------
NET REALIZED AND UNREALIZED GAIN                         12,681,127          12,895,782           1,527,635            3,469,670
                                                      --------------       -------------        ------------         ------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                     $ 11,866,231        $ 11,214,465         $ 2,665,090          $ 3,392,037
----------------------------------                    ==============       =============        ============         ============



                                                      JNL/Goldman Sachs          JNL/Goldman Sachs       JNL/JPMorgan
                                                         Mid Cap                 Short Duration          International
                                                      Value Portfolio            Bond Portfolio          Equity Portfolio
                                                      ---------------            ---------------         ------------
INVESTMENT INCOME
   Dividends                                               $ 904,553                      $ -            $ 1,832,104
                                                      ---------------            -------------           ------------

EXPENSES
   Insurance charges (Note 3)                                612,202                  216,237              1,711,664
                                                      ---------------            -------------           ------------
TOTAL EXPENSES                                               612,202                  216,237              1,711,664
                                                      ---------------            -------------           ------------
NET INVESTMENT INCOME (LOSS)                                 292,351                 (216,237)               120,440
                                                      ---------------            -------------           ------------

REALIZED AND UNREALIZED GAIN
Net realized gain on:
   Distributions from investment companies                         -                        -                      -
   Investments                                               904,704                  145,651              8,669,304
Net change in unrealized appreciation
   on investments                                          3,752,999                  475,574             11,524,816
                                                      ---------------            -------------           ------------
NET REALIZED AND UNREALIZED GAIN                           4,657,703                  621,225             20,194,120
                                                      ---------------            -------------           ------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                       $ 4,950,054                $ 404,988            $ 20,314,560
----------------------------------                    ===============            =============           ============



                                                      JNL/JPMorgan          JNL/Lazard                JNL/Lazard
                                                      International         Emerging                  Mid Cap
                                                      Value Portfolio       Markets Portfolio(a)      Value Portfolio
                                                      ------------          ------------              --------------
INVESTMENT INCOME
   Dividends                                          $ 4,935,492                   $ -                 $ 5,025,498
                                                      ------------          ------------              --------------

EXPENSES
   Insurance charges (Note 3)                           3,352,978               138,545                   2,801,654
                                                      ------------          ------------              --------------
TOTAL EXPENSES                                          3,352,978               138,545                   2,801,654
                                                      ------------          ------------              --------------
NET INVESTMENT INCOME (LOSS)                            1,582,514              (138,545)                  2,223,844
                                                      ------------          ------------              --------------

REALIZED AND UNREALIZED GAIN
Net realized gain on:
   Distributions from investment companies              3,394,085                     -                  11,974,595
   Investments                                         13,057,167               218,748                     823,071
Net change in unrealized appreciation
   (on investments                                     33,442,445             3,525,389                   5,296,059
                                                      ------------          ------------              --------------
NET REALIZED AND UNREALIZED GAIN                       49,893,697             3,744,137                  18,093,725
                                                      ------------          ------------              --------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                    $ 51,476,211           $3,605,592                $ 20,317,569
----------------------------------                    ============          ============              ==============

(a) Commencement of operations May 1, 2006.


                     See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT I
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 2006


                                          JNL/Lazard                          JNL/MCM           JNL/MCM           JNL/MCM
                                          Small Cap         JNL/MCM           Bond Index        Communications    Consumer Brands
                                          Value Portfolio   25 Portfolio      Portfolio        Sector Portfolio   Sector Portfo1io
                                          ------------      ------------      ------------      ------------      ------------
INVESTMENT INCOME
   Dividends                             $ 12,332,567              $ -        $ 4,607,928         $ 778,859          $ 43,659
                                          ------------      ------------      ------------      ------------      ------------

EXPENSES
   Insurance charges (Note 3)               2,122,023        10,536,572         3,420,822           561,477           310,008
                                          ------------      ------------      ------------      ------------      ------------
TOTAL EXPENSES                              2,122,023        10,536,572         3,420,822           561,477           310,008
                                          ------------      ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)               10,210,544       (10,536,572)        1,187,106           217,382          (266,349)
                                          ------------      ------------      ------------      ------------      ------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on:
   Distributions from investment comp      10,119,667                 -                 -           594,857           291,960
   Investments                              2,645,938        20,037,849           234,785         1,914,426           689,519
Net change in unrealized appreciation
   (depreciation) on investments           (6,180,211)       53,271,340         2,877,145         6,622,054         1,560,036
                                          ------------      ------------      ------------      ------------      ------------
NET REALIZED AND UNREALIZED GAIN            6,585,394        73,309,189         3,111,930         9,131,337         2,541,515
                                          ------------      ------------      ------------      ------------      ------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS                        $ 16,795,938     $ 62,772,617       $ 4,299,036       $ 9,348,719       $ 2,275,166
----------------------------------        ============      ============      ============      ============      ============

                                                                              JNL/MCM
                                          JNL/MCM           JNL/MCM           Enhanced          JNL/MCM           JNL/MCM
                                          Dow SM            Dow Dividend      S&P 500 Stock     Financial         Global
                                          Portfolio         Portfolio (a)     Index Portfoli    Sector Portfolio  15 Portfolio
                                          -------------     ------------      ------------      ------------      ------------
INVESTMENT INCOME
   Dividends                                       $ -              $ -       $ 4,087,978         $ 658,562               $ -
                                          -------------     ------------      ------------      ------------      ------------

EXPENSES
   Insurance charges (Note 3)               11,451,814        1,783,552           907,747           748,385        14,234,654
                                          -------------     ------------      ------------      ------------      ------------
TOTAL EXPENSES                              11,451,814        1,783,552           907,747           748,385        14,234,654
                                          -------------     ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS)               (11,451,814)      (1,783,552)        3,180,231           (89,823)      (14,234,654)
                                          -------------     ------------      ------------      ------------      ------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on:
   Distributions from investment comp                -                -         2,335,951           350,068                 -
   Investments                              24,261,327        1,531,518         1,313,280         3,584,197        60,066,180
Net change in unrealized appreciation
   (depreciation) on investments           153,975,982       22,993,014         1,077,188         3,858,751       232,332,086
                                          -------------     ------------      ------------      ------------      ------------
NET REALIZED AND UNREALIZED GAIN           178,237,309       24,524,532         4,726,419         7,793,016       292,398,266
                                          -------------     ------------      ------------      ------------      ------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS                        $166,785,495     $ 22,740,980       $ 7,906,650       $ 7,703,193       $278,163,612
----------------------------------        =============     ============      ============      ============      ============

(a) Commencement of operations January 17, 2006.

                     See notes to the financial statements.



JACKSON NATIONAL SEPARATE ACCOUNT I
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 2006


                                                             JNL/MCM           JNL/MCM           JNL/MCM           JNL/MCM
                                                           Healthcare       International         JNL 5         JNL Optimized
                                                         Sector Portfolio  Index Portfolio      Portfolio      5 Portfolio (a)
                                                         ----------------  -----------------  ---------------  -----------------
INVESTMENT INCOME
   Dividends                                                   $ 449,019       $ 12,043,138      $ 9,902,989          $ 332,135
                                                         ----------------  -----------------  ---------------  -----------------

EXPENSES
   Insurance charges (Note 3)                                  1,224,489          6,068,453       37,951,706            395,812
                                                         ----------------  -----------------  ---------------  -----------------
TOTAL EXPENSES                                                 1,224,489          6,068,453       37,951,706            395,812
                                                         ----------------  -----------------  ---------------  -----------------
NET INVESTMENT INCOME (LOSS)                                    (775,470)         5,974,685      (28,048,717)           (63,677)
                                                         ----------------  -----------------  ---------------  -----------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on:
   Distributions from investment companies                     1,696,401          1,912,773          446,249                  -
   Investments                                                 1,820,883         11,619,192       31,458,868            627,983
Net change in unrealized appreciation
   (depreciation) on investments                                 576,341         56,607,861      348,932,921          5,233,302
                                                         ----------------  -----------------  ---------------  -----------------
NET REALIZED AND UNREALIZED GAIN                               4,093,625         70,139,826      380,838,038          5,861,285
                                                         ----------------  -----------------  ---------------  -----------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                           $ 3,318,155       $ 76,114,511    $ 352,789,321        $ 5,797,608
-------------------------------------------------        ================  =================  ===============  =================


                                                              JNL/MCM          JNL/MCM          JNL/MCM         JNL/MCM
                                                              Nasdaq(R)       Oil & Gas          S&P(R)          S&P 24
                                                           15 Portfolio     Sector Portfolio  10 Portfolio   Portfolio (a)
                                                          ----------------  ---------------   -------------  ---------------
INVESTMENT INCOME
   Dividends                                                          $ -      $ 3,083,739             $ -              $ -
                                                          ----------------  ---------------   -------------  ---------------

EXPENSES
   Insurance charges (Note 3)                                     930,724        4,205,475      12,712,105           88,439
                                                          ----------------  ---------------   -------------  ---------------
TOTAL EXPENSES                                                    930,724        4,205,475      12,712,105           88,439
                                                          ----------------  ---------------   -------------  ---------------
NET INVESTMENT INCOME (LOSS)                                     (930,724)      (1,121,736)    (12,712,105)         (88,439)
                                                          ----------------  ---------------   -------------  ---------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on:
   Distributions from investment companies                              -       10,524,248               -                -
   Investments                                                     13,947       18,865,874      63,456,083           16,348
Net change in unrealized appreciation
   (depreciation) on investments                                2,709,360        3,612,788     (32,612,212)         433,935
                                                          ----------------  ---------------   -------------  ---------------
NET REALIZED AND UNREALIZED GAIN                                2,723,307       33,002,910      30,843,871          450,283
                                                          ----------------  ---------------   -------------  ---------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                            $ 1,792,583     $ 31,881,174    $ 18,131,766        $ 361,844
-------------------------------------------------         ================  ===============   =============  ===============


                                                               JNL/MCM             JNL/MCM
                                                           S&P 400 MidCap          S&P 500
                                                           Index Portfolio     Index Portfolio
                                                          ------------------   ----------------
INVESTMENT INCOME
   Dividends                                                    $ 4,507,092        $ 7,043,038
                                                          ------------------   ----------------

EXPENSES
   Insurance charges (Note 3)                                     5,312,507          7,410,074
                                                          ------------------   ----------------
TOTAL EXPENSES                                                    5,312,507          7,410,074
                                                          ------------------   ----------------
                                                          ------------------   ----------------
NET INVESTMENT INCOME (LOSS)                                       (805,415)          (367,036)
                                                          ------------------   ----------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on:
   Distributions from investment companies                        9,556,519          2,403,501
   Investments                                                   11,079,853          9,060,204
Net change in unrealized appreciation
   (depreciation) on investments                                  3,280,795         44,465,062
                                                          ------------------   ----------------
NET REALIZED AND UNREALIZED GAIN                                 23,917,167         55,928,767
                                                          ------------------   ----------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                             $ 23,111,752       $ 55,561,731
-------------------------------------------------         ==================   ================

(a) Commencement of operations May 1, 2006.

                     See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT I
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 2006


                                                   JNL/MCM            JNL/MCM          JNL/MCM           JNL/MCM
                                              Select Small-Cap       Small Cap       Technology        Value Line(R)
                                                  Portfolio       Index Portfolio   Sector Portfolio   25 Portfolio
                                              ----------------    ---------------   --------------    ---------------
INVESTMENT INCOME
   Dividends                                                $ -       $ 4,559,760        $ 42,825                $ -
                                              ------------------  ----------------  --------------    ---------------

EXPENSES
   Insurance charges (Note 3)                        10,351,252         4,618,286         712,688         11,239,849
                                              ------------------  ----------------  --------------    ---------------
TOTAL EXPENSES                                       10,351,252         4,618,286         712,688         11,239,849
                                              ------------------  ----------------  --------------    ---------------
                                              ------------------  ----------------  --------------    ---------------
NET INVESTMENT INCOME (LOSS)                        (10,351,252)          (58,526)       (669,863)       (11,239,849)
                                              ------------------  ----------------  --------------    ---------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies                    -        14,981,635         101,833                  -
   Investments                                       26,307,575        11,146,953        (646,111)        15,223,904
Net change in unrealized appreciation
  (depreciation) on investments                      31,262,322        11,616,724       4,357,911        (20,175,748)
                                              ------------------  ----------------  --------------    ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)              57,569,897        37,745,312       3,813,633         (4,951,844)
                                              ------------------  ----------------  --------------    ---------------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                 $ 47,218,645      $ 37,686,786     $ 3,143,770      $ (16,191,693)
------------------------------------------    ==================  ================  ==============    ===============


                                                 JNL/MCM       JNL/Oppenheimer                         JNL/PIMCO
                                                   VIP          Global Growth     JNL/Oppenheimer     Total Return
                                                Portfolio         Portfolio       Growth Portfolio   Bond Portfolio
                                              ---------------  ----------------   -----------------  ---------------
INVESTMENT INCOME
   Dividends                                     $ 1,715,760         $ 830,174                 $ -     $ 15,573,987
                                              ---------------  ----------------   -----------------  ---------------

EXPENSES
   Insurance charges (Note 3)                      5,513,597         2,455,117             429,111        6,133,606
                                              ---------------  ----------------   -----------------  ---------------
TOTAL EXPENSES                                     5,513,597         2,455,117             429,111        6,133,606
                                              ---------------  ----------------   -----------------  ---------------
                                              ---------------  ----------------   -----------------  ---------------
NET INVESTMENT INCOME (LOSS)                      (3,797,837)       (1,624,943)           (429,111)       9,440,381
                                              ---------------  ----------------   -----------------  ---------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies            33,217         5,711,700                   -          111,246
   Investments                                     4,979,967         9,488,957             916,126         (966,370)
Net change in unrealized appreciation
  (depreciation) on investments                   33,778,179         7,846,062             248,553       (1,415,611)
                                              ---------------  ----------------   -----------------  ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)           38,791,363        23,046,719           1,164,679       (2,270,735)
                                              ---------------  ----------------   -----------------  ---------------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                              $ 34,993,526      $ 21,421,776           $ 735,568      $ 7,169,646
------------------------------------------    ===============  ================   =================  ===============


                                                                  JNL/Putnam
                                                JNL/Putnam          Midcap
                                              Equity Portfolio  Growth Portfolio
                                              ----------------  ---------------
INVESTMENT INCOME
   Dividends                                       $ 397,020               $ -
                                              ---------------   ---------------

EXPENSES
   Insurance charges (Note 3)                      1,548,282           532,825
                                              ---------------   ---------------
TOTAL EXPENSES                                     1,548,282           532,825
                                              ---------------   ---------------
                                              ---------------   ---------------
NET INVESTMENT INCOME (LOSS)                      (1,151,262)         (532,825)
                                              ---------------   ---------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies                 -                 -
   Investments                                     2,038,977         2,438,390
Net change in unrealized appreciation
  (depreciation) on investments                   10,996,138          (860,069)
                                              ---------------   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)           13,035,115         1,578,321
                                              ---------------   ---------------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                              $ 11,883,853       $ 1,045,496
------------------------------------------    ===============   ===============

                     See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT I
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 2006

                                                                   JNL/               JNL/                                JNL/
                                                JNL/Putnam     S&P Managed         S&P Managed          JNL/           S&P Managed
                                               Value Equity     Aggressive        Conservative       S&P Managed        Moderate
                                                 Portfolio     Growth Portfolio     Portfolio       Growth Portfolio    Portfolio
                                               --------------  -------------      --------------    --------------    --------------
INVESTMENT INCOME
   Dividends                                        $ 49,310    $ 3,486,928         $ 2,175,780      $ 10,307,010       $ 4,604,147
                                               --------------  -------------      --------------    --------------    --------------

EXPENSES
   Insurance charges (Note 3)                      2,317,803      8,659,903           1,770,396        16,072,717         3,774,756
                                               --------------  -------------      --------------    --------------    --------------
TOTAL EXPENSES                                     2,317,803      8,659,903           1,770,396        16,072,717         3,774,756
                                               --------------  -------------      --------------    --------------    --------------
                                               --------------  -------------      --------------    --------------    --------------
NET INVESTMENT INCOME (LOSS)                      (2,268,493)    (5,172,975)            405,384        (5,765,707)          829,391
                                               --------------  -------------      --------------    --------------    --------------

REALIZED AND UNREALIZED GAIN
Net realized gain on:
   Distributions from investment companies                 -     30,639,961             548,529        43,548,033         2,019,021
   Investments                                     6,827,770     23,727,881           1,338,875        28,361,462         2,376,441
Net change in unrealized appreciation
   on investments                                 12,361,341     22,196,073           3,715,975        50,034,429        12,512,578
                                               --------------  -------------      --------------    --------------    --------------
NET REALIZED AND UNREALIZED GAIN                  19,189,111     76,563,915           5,603,379       121,943,924        16,908,040
                                               --------------  -------------      --------------    --------------    --------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS                              $ 16,920,618   $ 71,390,940         $ 6,008,763      $116,178,217      $ 17,737,431
-------------------------------------------    ==============  =============      ==============    ==============    ==============



                                                     JNL/
                                                 S&P Managed              JNL/                 JNL/                JNL/
                                                   Moderate          S&P Retirement        S&P Retirement      S&P Retirement
                                                 Growth Portfolio   2015 Portfolio(a)     2020 Portfolio(a)  2025 Portfolio(a)
                                                 -----------------   ---------------       --------------      --------------
INVESTMENT INCOME
   Dividends                                     $ 12,014,080                   $ -                  $ -                 $ -
                                                 -------------       ---------------       --------------      --------------

EXPENSES
   Insurance charges (Note 3)                      14,701,745                29,773               10,081               3,542
                                                 -------------       ---------------       --------------      --------------
TOTAL EXPENSES                                     14,701,745                29,773               10,081               3,542
                                                 -------------       ---------------       --------------      --------------
                                                 -------------       ---------------       --------------      --------------
NET INVESTMENT INCOME (LOSS)                       (2,687,665)              (29,773)             (10,081)             (3,542)
                                                 -------------       ---------------       --------------      --------------

REALIZED AND UNREALIZED GAIN
Net realized gain on:
   Distributions from investment companies         26,238,273                     -                    -                   -
   Investments                                     19,152,004                14,119                1,488               2,947
Net change in unrealized appreciation
   on investments                                  43,751,178               297,647              119,253              46,779
                                                 -------------       ---------------       --------------      --------------
NET REALIZED AND UNREALIZED GAIN                   89,141,455               311,766              120,741              49,726
                                                 -------------       ---------------       --------------      --------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS                               $ 86,453,790             $ 281,993            $ 110,660            $ 46,184
-------------------------------------------      =============       ===============       ==============      ==============


                                                      JNL/
                                                   S&P Retirement
                                                      Income
                                                  Portfolio (a)
                                                   ---------------
INVESTMENT INCOME
   Dividends                                                  $ -
                                                   ---------------

EXPENSES
   Insurance charges (Note 3)                              54,490
                                                   ---------------
TOTAL EXPENSES                                             54,490
                                                   ---------------
                                                   ---------------
NET INVESTMENT INCOME (LOSS)                              (54,490)
                                                   ---------------

REALIZED AND UNREALIZED GAIN
Net realized gain on:
   Distributions from investment companies                      -
   Investments                                             57,619
Net change in unrealized appreciation
   on investments                                         365,162
                                                   ---------------
NET REALIZED AND UNREALIZED GAIN                          422,781
                                                   ---------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                      $ 368,291
-------------------------------------------        ===============

(a) Commencement of operations January 17, 2006.

                     See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT I
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 2006


                                               JNL/           JNL/Select       JNL/Select           JNL/              JNL/
                                           Select Balanced      Global         Large Cap        Select Money       Select Value
                                             Portfolio       Growth Portfolio Growth Portfolio  Market Portfolio    Portfolio
                                           --------------    -------------    -------------     --------------     ------------
INVESTMENT INCOME
   Dividends                                $ 10,438,952        $ 337,405              $ -        $ 9,255,317       $3,759,766
                                           --------------    -------------    -------------     --------------     ------------

EXPENSES
   Insurance charges (Note 3)                  5,835,549        1,614,942        2,158,815          3,505,903        1,809,287
                                           --------------    -------------    -------------     --------------     ------------
TOTAL EXPENSES                                 5,835,549        1,614,942        2,158,815          3,505,903        1,809,287
                                           --------------    -------------    -------------     --------------     ------------
NET INVESTMENT INCOME (LOSS)                   4,603,403       (1,277,537)      (2,158,815)         5,749,414        1,950,479
                                           --------------    -------------    -------------     --------------     ------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies     2,262,208                -                -                  -        4,344,392
   Investments                                 8,237,500       (1,676,959)       1,571,592                440        3,731,170
Net change in unrealized appreciation
  (depreciation) on investments               28,565,497       15,358,070        4,486,384               (439)      10,023,529
                                           --------------    -------------    -------------     --------------     ------------
NET REALIZED AND UNREALIZED GAIN              39,065,205       13,681,111        6,057,976                  1       18,099,091
                                           --------------    -------------    -------------     --------------     ------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS                          $ 43,668,608     $ 12,403,574      $ 3,899,161        $ 5,749,415      $ 20,049,570
-------------------------------------      ==============    =============    =============     ==============     ============


                                           JNL/T. Rowe         JNL/T. Rowe          JNL/          JNL/Western      JNL/Western
                                           Price Established  Price Mid-Cap     T. Rowe Price      High Yield       Strategic
                                           Growth Portfolio   Growth Portfolio  Value Portfolio  Bond Portfolio    Bond Portfolio
                                           -------------      --------------    --------------   ---------------   ------------
INVESTMENT INCOME
   Dividends                                $ 1,504,537         $ 3,294,336       $ 3,815,758      $ 18,064,954      $ 195,120
                                           -------------      --------------    --------------   ---------------   ------------

EXPENSES
   Insurance charges (Note 3)                 5,241,078           6,046,417         4,548,743         3,848,938      3,475,299
                                           -------------      --------------    --------------   ---------------   ------------
TOTAL EXPENSES                                5,241,078           6,046,417         4,548,743         3,848,938      3,475,299
                                           -------------      --------------    --------------   ---------------   ------------
NET INVESTMENT INCOME (LOSS)                 (3,736,541)         (2,752,081)         (732,985)       14,216,016     (3,280,179)
                                           -------------      --------------    --------------   ---------------   ------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies    2,873,994          29,228,951        17,574,328                 -              -
   Investments                               18,060,769          22,707,173        13,125,688        (1,531,901)      (493,495)
Net change in unrealized appreciation
  (depreciation) on investments              22,496,691         (29,610,098)       18,002,785         7,950,104     10,636,386
                                           -------------      --------------    --------------   ---------------   ------------
NET REALIZED AND UNREALIZED GAIN             43,431,454          22,326,026        48,702,801         6,418,203     10,142,891
                                           -------------      --------------    --------------   ---------------   ------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS                         $ 39,694,913        $ 19,573,945      $ 47,969,816      $ 20,634,219     $6,862,712
-------------------------------------      =============      ==============    ==============   ===============   ============

                     See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT I
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 2006

                                                JNL/Western
                                              U.S. Government
                                                  & Quality
                                               Bond Portfolio
                                             -------------------
INVESTMENT INCOME
   Dividends                                                $ -
                                             -------------------

EXPENSES
   Insurance charges (Note 3)                         2,585,339
                                             -------------------
TOTAL EXPENSES                                        2,585,339
                                             -------------------
                                             -------------------
NET INVESTMENT (LOSS)                                (2,585,339)
                                             -------------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies                    -
   Investments                                       (1,720,470)
Net change in unrealized appreciation
   on investments                                     7,172,678
                                             -------------------
NET REALIZED AND UNREALIZED GAIN                      5,452,208
                                             -------------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                  $ 2,866,869
--------------------------------------       ===================

                     See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 2006


                                                 Fifth        Fifth Third           Fifth        Fifth Third         JNL/
                                              Third Balanced  Disciplined Value   Third Mid Cap  Quality Growth  AIM Large Cap
                                              VIP Portfolio   VIP Portfolio      VIP Portfolio   VIP Portfolio   Growth Portfolio
                                              ------------    -------------      ------------    ------------    -------------
OPERATIONS
   Net investment income (loss)                     $ 978        $ 102,562         $ (49,352)      $ (51,372)    $ (1,338,940)
   Net realized gain (loss) on investments          1,450          202,435            73,543          72,232        4,243,407
   Net change in unrealized appreciation
    (depreciation) on investments                   7,282          917,126           207,303         158,225        2,313,435
                                              ------------    -------------      ------------    ------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                  9,710        1,222,123           231,494         179,085        5,217,902
                                              ------------    -------------      ------------    ------------    -------------

CONTRACT TRANSACTIONS (1)
   Purchase payments (Note 4)                      11,942          967,177           277,155         732,370       16,714,896
   Surrenders and terminations                     (6,558)        (436,719)         (157,137)       (298,243)      (7,143,662)
   Transfers between portfolios                    (7,710)         (57,999)           51,590         167,355       (2,424,027)
   Net annuitization transactions                       -                -                 -               -           18,155
   Policyholder charges (Note 3)                     (419)         (11,148)           (5,117)        (10,053)        (164,303)
                                              ------------    -------------      ------------    ------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                           (2,745)         461,311           166,491         591,429        7,001,059
                                              ------------    -------------      ------------    ------------    -------------

NET INCREASE (DECREASE) IN NET ASSETS               6,965        1,683,434           397,985         770,514       12,218,961

NET ASSETS BEGINNING OF PERIOD                    138,646        6,339,347         2,722,413       5,254,949       77,264,739
                                              ------------    -------------      ------------    ------------    -------------

NET ASSETS END OF PERIOD                        $ 145,611      $ 8,022,781       $ 3,120,398     $ 6,025,463     $ 89,483,700
------------------------------------------    ============    =============      ============    ============    =============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2005             11,435          406,265           168,609         708,532        6,605,162

      Units Issued                                  2,736           84,394            30,486         158,624        2,685,350
      Units Redeemed                               (2,850)         (56,564)          (20,545)        (78,550)      (2,080,573)
                                              ------------    -------------      ------------    ------------    -------------

Units Outstanding at December 31, 2006             11,321          434,095           178,550         788,606        7,209,939
                                              ============    =============      ============    ============    =============




                                                JNL/AIM         JNL/                                               JNL/Eagle
                                              Real Estate   AIM Small Cap      JNL/Alger        JNL/Eagle Core      SmallCap
                                               Portfolio    Growth Portfolio  Growth Portfolio  Equity Portfolio  Equity Portfolio
                                              ------------  -------------     -------------     -------------     -------------
OPERATIONS
   Net investment income (loss)                $ (113,186)    $ (779,075)     $ (2,091,782)     $ (1,169,264)     $ (1,384,507)
   Net realized gain (loss) on investments      3,384,623      7,395,141         4,492,946         2,737,894        16,315,500
   Net change in unrealized appreciation
    (depreciation) on investments              18,316,518     (1,279,235)        1,497,913         6,218,743          (502,174)
                                              ------------  -------------     -------------     -------------     -------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                             21,587,955      5,336,831         3,899,077         7,787,373        14,428,819
                                              ------------  -------------     -------------     -------------     -------------

CONTRACT TRANSACTIONS (1)
   Purchase payments (Note 4)                  50,876,943      7,526,598         9,135,051         3,549,252        13,740,746
   Surrenders and terminations                 (3,881,782)    (4,189,257)      (22,620,827)       (9,166,170)      (10,683,828)
   Transfers between portfolios                60,131,208     (5,811,644)      (15,758,816)       (4,210,444)        6,698,428
   Net annuitization transactions                       -         53,869           (40,920)           18,462           (51,052)
   Policyholder charges (Note 3)                  (70,279)       (96,339)         (242,476)         (104,080)         (116,450)
                                              ------------  -------------     -------------     -------------     -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                      107,056,090     (2,516,773)      (29,527,988)       (9,912,980)        9,587,844
                                              ------------  -------------     -------------     -------------     -------------

NET INCREASE (DECREASE) IN NET ASSETS         128,644,045      2,820,058       (25,628,911)       (2,125,607)       24,016,663

NET ASSETS BEGINNING OF PERIOD                 23,176,602     45,043,273       157,539,730        80,193,473        80,053,058
                                              ------------  -------------     -------------     -------------     -------------

NET ASSETS END OF PERIOD                      $151,820,647  $ 47,863,331      $ 131,910,819     $ 78,067,866      $104,069,721
------------------------------------------    ============  =============     =============     =============     =============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2005          2,004,859      3,570,161         8,153,498         4,662,983         4,180,785

      Units Issued                              8,912,000      1,156,550         1,088,265           567,683         1,783,363
      Units Redeemed                           (1,121,445)    (1,358,384)       (2,621,032)       (1,122,137)       (1,368,965)
                                              ------------  -------------     -------------     -------------     -------------

Units Outstanding at December 31, 2006          9,795,414      3,368,327         6,620,731         4,108,529         4,595,183
                                              ============  =============     =============     =============     =============

                     See notes to the financial statements.


JACKSON NATIONAL SEPARATE ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 2006


                                                 JNL/FMR           JNL/FMR            JNL/Franklin          JNL/Franklin
                                                Balanced           Mid-Cap             Templeton          Templeton Small Cap
                                                Portfolio       Equity Portfolio    Income Portfolio (a)   Value Portfolio
                                          -----------------     --------------      -----------------     ------------------
OPERATIONS
   Net investment income (loss)                 $ (814,896)      $ (1,681,317)           $ 1,137,455              $ (77,633)
   Net realized gain on investments              7,062,479          4,301,392                139,927                662,497
   Net change in unrealized appreciation
    on investments                               5,618,648          8,594,390              1,387,708              2,807,173
                                               ------------     --------------      -----------------     ------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                              11,866,231         11,214,465              2,665,090              3,392,037
                                               ------------     --------------      -----------------     ------------------

CONTRACT TRANSACTIONS (1)
   Purchase payments (Note 4)                   22,739,729          6,280,454             30,277,910             17,821,824
   Surrenders and terminations                 (12,086,586)       (17,646,032)              (916,595)            (1,797,282)
   Transfers between portfolios                 10,413,149         (7,096,222)            26,418,781             13,758,210
   Net annuitization transactions                  (59,400)            (7,449)                     -                 (7,295)
   Policyholder charges (Note 3)                  (202,061)          (209,385)               (17,665)               (33,071)
                                               ------------     --------------      -----------------     ------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                        20,804,831        (18,678,634)            55,762,431             29,742,386
                                               ------------     --------------      -----------------     ------------------

NET INCREASE (DECREASE) IN NET ASSETS           32,671,062         (7,464,169)            58,427,521             33,134,423

NET ASSETS BEGINNING OF PERIOD                 118,849,874        120,214,444                      -             12,192,527
                                               ------------     --------------      -----------------     ------------------

NET ASSETS END OF PERIOD                       $151,520,936     $ 112,750,275           $ 58,427,521           $ 45,326,950
------------------------------------------     ============     ==============      =================     ==================


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2005          10,813,065          6,833,713                      -              1,119,918

      Units Issued                               3,752,004            649,733              5,581,307              3,831,977
      Units Redeemed                            (1,891,408)        (1,754,756)              (199,824)            (1,357,164)
                                               ------------     --------------      -----------------     ------------------

Units Outstanding at December 31, 2006          12,673,661          5,728,690              5,381,483              3,594,731
                                               ============     ==============      =================     ==================



                                             JNL/Goldman Sachs     JNL/Goldman Sachs      JNL/JPMorgan      JNL/JPMorgan
                                                Mid Cap           Short Duration        International     International
                                            Value Portfolio      Bond Portfolio (a)     Equity Portfolio  Value Portfolio
                                            ----------------     -----------------      -------------     -------------
OPERATIONS
   Net investment income (loss)                   $ 292,351            $ (216,237)         $ 120,440       $ 1,582,514
   Net realized gain on investments                 904,704               145,651          8,669,304        16,451,252
   Net change in unrealized appreciation
    on investments                                3,752,999               475,574         11,524,816        33,442,445
                                            ----------------     -----------------      -------------     -------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                4,950,054               404,988         20,314,560        51,476,211
                                            ----------------     -----------------      -------------     -------------

CONTRACT TRANSACTIONS (1)
   Purchase payments (Note 4)                    17,572,217             7,548,658         26,834,489        66,466,852
   Surrenders and terminations                   (2,148,606)             (698,148)       (11,696,179)      (13,687,240)
   Transfers between portfolios                  12,037,668            18,585,910          9,053,141        72,314,878
   Net annuitization transactions                   (11,782)                    -             27,609           (12,316)
   Policyholder charges (Note 3)                    (32,774)               (4,835)          (120,287)         (195,840)
                                            ----------------     -----------------      -------------     -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                         27,416,723            25,431,585         24,098,773       124,886,334
                                            ----------------     -----------------      -------------     -------------

NET INCREASE (DECREASE) IN NET ASSETS            32,366,777            25,836,573         44,413,333       176,362,545

NET ASSETS BEGINNING OF PERIOD                   22,285,018                     -         88,044,355       116,827,707
                                            ----------------     -----------------      -------------     -------------

NET ASSETS END OF PERIOD                       $ 54,651,795          $ 25,836,573       $ 132,457,688     $293,190,252
------------------------------------------  ================     =================      =============     =============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2005            1,978,342                     -          6,119,341         9,007,293

      Units Issued                                3,153,645             3,912,399          3,457,678        11,874,491
      Units Redeemed                               (868,010)           (1,378,527)        (1,915,509)       (2,851,935)
                                            ----------------     -----------------      -------------     -------------

Units Outstanding at December 31, 2006            4,263,977             2,533,872          7,661,510        18,029,849
                                            ================     =================      =============     =============



                                              JNL/Lazard            JNL/Lazard
                                               Emerging              Mid Cap
                                            Markets Portfolio(a)  Value Portfolio
                                            -----------------    -----------------
OPERATIONS
   Net investment income (loss)                  $ (138,545)         $ 2,223,844
   Net realized gain on investments                 218,748           12,797,666
   Net change in unrealized appreciation
    on investments                                3,525,389            5,296,059
                                            ----------------      ---------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                3,605,592           20,317,569
                                            ----------------      ---------------

CONTRACT TRANSACTIONS (1)
   Purchase payments (Note 4)                    10,647,965           27,465,385
   Surrenders and terminations                     (670,351)         (13,913,864)
   Transfers between portfolios                  16,499,242          (10,319,915)
   Net annuitization transactions                                         91,801
   Policyholder charges (Note 3)                    (17,306)            (219,850)
                                            ----------------      ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                         26,459,550            3,103,557
                                            ----------------      ---------------

NET INCREASE (DECREASE) IN NET ASSETS            30,065,142           23,421,126

NET ASSETS BEGINNING OF PERIOD                            -          162,241,093
                                            ----------------      ---------------

NET ASSETS END OF PERIOD                       $ 30,065,142        $ 185,662,219
------------------------------------------  ================      ===============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2005                    -            9,282,242

      Units Issued                                3,089,365            2,380,325
      Units Redeemed                               (323,039)          (2,302,067)
                                            ----------------      ---------------

Units Outstanding at December 31, 2006            2,766,326            9,360,500
                                            ================      ===============

(a) Commencement of operations May 1, 2006

                     See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 2006


                                                  JNL/Lazard                                 JNL/MCM            JNL/MCM
                                                   Small Cap             JNL/MCM           Bond Index        Communications
                                                Value Portfolio       25 Portfolio          Portfolio        Sector Portfolio
                                                ----------------     ----------------     --------------     ---------------
OPERATIONS
   Net investment income (loss)                    $ 10,210,544        $ (10,536,572)       $ 1,187,106           $ 217,382
   Net realized gain on investments                  12,765,605           20,037,849            234,785           2,509,283
   Net change in unrealized appreciation
     (depreciation) on investments                   (6,180,211)          53,271,340          2,877,145           6,622,054
                                                ----------------     ----------------     --------------     ---------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                   16,795,938           62,772,617          4,299,036           9,348,719
                                                ----------------     ----------------     --------------     ---------------

CONTRACT TRANSACTIONS (1)
   Purchase payments (Note 4)                        20,919,558          160,398,076         63,890,311          10,366,822
   Surrenders and terminations                      (11,293,597)         (33,642,741)       (13,185,390)         (2,156,040)
   Transfers between portfolios                     (20,140,824)         (29,146,858)         7,107,317          22,566,745
   Net annuitization transactions                       (50,328)             (46,173)           (26,214)             (5,677)
   Policyholder charges (Note 3)                       (194,146)            (614,584)          (232,211)            (37,332)
                                                ----------------     ----------------     --------------     ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                            (10,759,337)          96,947,720         57,553,813          30,734,518
                                                ----------------     ----------------     --------------     ---------------

NET INCREASE IN NET ASSETS                            6,036,601          159,720,337         61,852,849          40,083,237

NET ASSETS BEGINNING OF PERIOD                      121,324,637          547,728,420        169,205,740          12,982,443
                                                ----------------     ----------------     --------------     ---------------

NET ASSETS END OF PERIOD                          $ 127,361,238        $ 707,448,757      $ 231,058,589        $ 53,065,680
--------------------------------------------    ================     ================     ==============     ===============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2005                8,217,369           48,527,015         15,410,606           2,866,394

      Units Issued                                    2,495,466           18,459,221          8,686,025          14,323,375
      Units Redeemed                                 (3,220,097)         (10,234,527)        (3,477,852)         (8,313,992)
                                                ----------------     ----------------     --------------     ---------------

Units Outstanding at December 31, 2006                7,492,738           56,751,709         20,618,779           8,875,777
                                                ================     ================     ==============     ===============

                                                                                                              JNL/MCM
                                                    JNL/MCM            JNL/MCM            JNL/MCM            Enhanced
                                                Consumer Brands        Dow SM           Dow Dividend       S&P 500 Stock
                                                Sector Portfolio    10 Portfolio       Portfolio (a)       Index Portfolio
                                                -----------------   --------------     ---------------     --------------
OPERATIONS
   Net investment income (loss)                       $ (266,349)   $ (11,451,814)       $ (1,783,552)       $ 3,180,231
   Net realized gain on investments                      981,479       24,261,327           1,531,518          3,649,231
   Net change in unrealized appreciation
     (depreciation) on investments                     1,560,036      153,975,982          22,993,014          1,077,188
                                                -----------------   --------------     ---------------     --------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                     2,275,166      166,785,495          22,740,980          7,906,650
                                                -----------------   --------------     ---------------     --------------

CONTRACT TRANSACTIONS (1)
   Purchase payments (Note 4)                          2,952,768      165,617,748         149,839,547          7,572,550
   Surrenders and terminations                        (1,520,203)     (37,799,827)         (3,033,626)        (4,124,147)
   Transfers between portfolios                        1,111,235        7,182,628         108,954,465          3,693,040
   Net annuitization transactions                          7,152          (73,234)                  -             66,604
   Policyholder charges (Note 3)                         (34,253)        (674,839)            (25,958)           (68,096)
                                                -----------------   --------------     ---------------     --------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                               2,516,699      134,252,476         255,734,428          7,139,951
                                                -----------------   --------------     ---------------     --------------

NET INCREASE IN NET ASSETS                             4,791,865      301,037,971         278,475,408         15,046,601

NET ASSETS BEGINNING OF PERIOD                        17,930,060      547,103,137                   -         51,575,657
                                                -----------------   --------------     ---------------     --------------

NET ASSETS END OF PERIOD                            $ 22,721,925    $ 848,141,108       $ 278,475,408       $ 66,622,258
--------------------------------------------    =================   ==============     ===============     ==============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2005                 1,727,352       62,186,853                   -          5,772,672

      Units Issued                                       922,748       26,500,414          24,716,286          2,297,354
      Units Redeemed                                    (683,213)     (13,083,754)         (1,123,357)        (1,539,044)
                                                -----------------   --------------     ---------------     --------------

Units Outstanding at December 31, 2006                 1,966,887       75,603,513          23,592,929          6,530,982
                                                =================   ==============     ===============     ==============


                                                    JNL/MCM             JNL/MCM
                                                   Financial             Global
                                                 Sector Portfolio    15 Portfolio
                                                 ---------------    ----------------
OPERATIONS
   Net investment income (loss)                       $ (89,823)      $ (14,234,654)
   Net realized gain on investments                   3,934,265          60,066,180
   Net change in unrealized appreciation
     (depreciation) on investments                    3,858,751         232,332,086
                                                 ---------------    ----------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                    7,703,193         278,163,612
                                                 ---------------    ----------------

CONTRACT TRANSACTIONS (1)
   Purchase payments (Note 4)                        12,824,995         239,065,024
   Surrenders and terminations                       (3,796,917)        (44,942,346)
   Transfers between portfolios                      11,963,272           9,790,457
   Net annuitization transactions                         3,428             (56,019)
   Policyholder charges (Note 3)                        (66,523)           (771,260)
                                                 ---------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                             20,928,255         203,085,856
                                                 ---------------    ----------------

NET INCREASE IN NET ASSETS                           28,631,448         481,249,468

NET ASSETS BEGINNING OF PERIOD                       37,388,115         639,571,558
                                                 ---------------    ----------------

NET ASSETS END OF PERIOD                           $ 66,019,563     $ 1,120,821,026
--------------------------------------------     ===============    ================


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2005                2,986,930          50,759,145

      Units Issued                                    3,111,645          24,416,980
      Units Redeemed                                 (1,587,606)        (10,629,585)
                                                 ---------------    ----------------

Units Outstanding at December 31, 2006                4,510,969          64,546,540
                                                 ===============    ================

(a) Commencment of operations January 17, 2006.

                     See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 2006


                                                 JNL/MCM              JNL/MCM            JNL/MCM           JNL/MCM
                                               Healthcare          International          JNL 5          JNL Optimized
                                             Sector Portfolio      Index Portfolio      Portfolio        5 Portfolio (a)
                                             ----------------      --------------    ----------------    -------------
OPERATIONS
   Net investment income (loss)                   $ (775,470)        $ 5,974,685       $ (28,048,717)       $ (63,677)
   Net realized gain (loss) on investments         3,517,284          13,531,965          31,905,117          627,983
   Net change in unrealized appreciation
      (depreciation) on investments                  576,341          56,607,861         348,932,921        5,233,302
                                             ----------------      --------------    ----------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                 3,318,155          76,114,511         352,789,321        5,797,608
                                             ----------------      --------------    ----------------    -------------

CONTRACT TRANSACTIONS (1)
   Purchase payments (Note 4)                     19,562,876         104,594,066       1,714,317,681       59,544,024
   Surrenders and terminations                    (5,074,474)        (20,186,136)        (80,506,835)        (606,117)
   Transfers between portfolios                  (10,988,299)         26,897,580         346,813,443       19,215,666
   Net annuitization transactions                     23,690              35,295             261,367                -
   Policyholder charges (Note 3)                     (91,708)           (373,828)         (1,412,359)          (8,873)
                                             ----------------      --------------    ----------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                           3,432,085         110,966,977       1,979,473,297       78,144,700
                                             ----------------      --------------    ----------------    -------------

NET INCREASE IN NET ASSETS                         6,750,240         187,081,488       2,332,262,618       83,942,308

NET ASSETS BEGINNING OF PERIOD                    73,968,937         270,319,167       1,178,139,433                -
                                             ----------------      --------------    ----------------    -------------

NET ASSETS END OF PERIOD                        $ 80,719,177       $ 457,400,655     $ 3,510,402,051     $ 83,942,308
-----------------------------------------    ================      ==============    ================    =============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2005             6,570,928          17,822,982          99,440,140                -

      Units Issued                                 3,171,981           9,843,774         168,726,975        8,372,900
      Units Redeemed                              (2,869,882)         (3,206,219)        (14,819,638)        (538,988)
                                             ----------------      --------------    ----------------    -------------

Units Outstanding at December 31, 2006             6,873,027          24,460,537         253,347,477        7,833,912
                                             ================      ==============    ================    =============



                                                  JNL/MCM           JNL/MCM           JNL/MCM         JNL/MCM
                                                  Nasdaq(R)          Oil & Gas           S&P(R)           S&P 24
                                                15 Portfolio     Sector Portfolio  10 Portfolio    Portfolio (a)
                                               ---------------   --------------    --------------  --------------
OPERATIONS
   Net investment income (loss)                    $ (930,724)    $ (1,121,736)    $ (12,712,105)      $ (88,439)
   Net realized gain (loss) on investments             13,947       29,390,122        63,456,083          16,348
   Net change in unrealized appreciation
      (depreciation) on investments                 2,709,360        3,612,788       (32,612,212)        433,935
                                               ---------------   --------------    --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                  1,792,583       31,881,174        18,131,766         361,844
                                               ---------------   --------------    --------------  --------------

CONTRACT TRANSACTIONS (1)
   Purchase payments (Note 4)                      28,204,754       79,404,747       202,525,070       6,874,904
   Surrenders and terminations                     (2,189,588)     (17,928,004)      (40,429,354)       (123,467)
   Transfers between portfolios                    (4,509,778)      15,008,280       (71,238,282)     10,590,579
   Net annuitization transactions                           -            4,766             1,597               -
   Policyholder charges (Note 3)                      (30,169)        (287,681)         (732,105)           (325)
                                               ---------------   --------------    --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                           21,475,219       76,202,108        90,126,926      17,341,691
                                               ---------------   --------------    --------------  --------------

NET INCREASE IN NET ASSETS                         23,267,802      108,083,282       108,258,692      17,703,535

NET ASSETS BEGINNING OF PERIOD                     42,127,982      173,952,652       694,988,627               -
                                               ---------------   --------------    --------------  --------------

NET ASSETS END OF PERIOD                         $ 65,395,784    $ 282,035,934     $ 803,247,319    $ 17,703,535
-----------------------------------------      ===============   ==============    ==============  ==============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2005              4,002,235        7,593,123        52,331,704               -

      Units Issued                                  4,297,318        8,627,593        20,825,277       1,807,011
      Units Redeemed                               (2,264,138)      (5,867,507)      (14,423,812)        (69,855)
                                               ---------------   --------------    --------------  --------------

Units Outstanding at December 31, 2006              6,035,415       10,353,209        58,733,169       1,737,156
                                               ===============   ==============    ==============  ==============


                                                   JNL/MCM           JNL/MCM
                                                 S&P 400 MidCap       S&P 500
                                                Index Portfolio   Index Portfolio
                                                ---------------   ---------------
OPERATIONS
   Net investment income (loss)                     $ (805,415)       $ (367,036)
   Net realized gain (loss) on investments          20,636,372        11,463,705
   Net change in unrealized appreciation
      (depreciation) on investments                  3,280,795        44,465,062
                                                ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                  23,111,752        55,561,731
                                                ---------------   ---------------

CONTRACT TRANSACTIONS (1)
   Purchase payments (Note 4)                       80,372,367        94,740,442
   Surrenders and terminations                     (17,419,364)      (28,386,472)
   Transfers between portfolios                       (353,776)        4,196,073
   Net annuitization transactions                       71,014           (13,945)
   Policyholder charges (Note 3)                      (344,086)         (552,439)
                                                ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                            62,326,155        69,983,659
                                                ---------------   ---------------

NET INCREASE IN NET ASSETS                          85,437,907       125,545,390

NET ASSETS BEGINNING OF PERIOD                     264,156,452       380,518,379
                                                ---------------   ---------------

NET ASSETS END OF PERIOD                         $ 349,594,359     $ 506,063,769
-----------------------------------------       ===============   ===============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2005              18,676,432        35,106,576

      Units Issued                                   8,069,966        12,048,102
      Units Redeemed                                (3,793,975)       (5,778,360)
                                                ---------------   ---------------

Units Outstanding at December 31, 2006              22,952,423        41,376,318
                                                ===============   ===============
(a) Commencement of operations May 1, 2006.

                     See notes to the financial statements.


JACKSON NATIONAL SEPARATE ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 2006


                                                JNL/MCM          JNL/MCM           JNL/MCM            JNL/MCM            JNL/MCM
                                             Select Small-Cap   Small Cap         Technology        Value Line(R)            VIP
                                               Portfolio      Index Portfolio   Sector Portfolio    25 Portfolio        Portfolio
                                             --------------   ---------------   ---------------    ---------------    --------------
OPERATIONS
   Net investment income (loss)              $ (10,351,252)        $ (58,526)       $ (669,863)     $ (11,239,849)     $ (3,797,837)
   Net realized gain (loss) on investments      26,307,575        26,128,588          (544,278)        15,223,904         5,013,184
   Net change in unrealized appreciation
      (depreciation) on investments             31,262,322        11,616,724         4,357,911        (20,175,748)       33,778,179
                                             --------------   ---------------   ---------------    ---------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                              47,218,645        37,686,786         3,143,770        (16,191,693)       34,993,526
                                             --------------   ---------------   ---------------    ---------------    --------------

CONTRACT TRANSACTIONS (1)
   Purchase payments (Note 4)                  166,083,683        69,563,587         9,161,085        432,075,389       153,152,022
   Surrenders and terminations                 (32,920,655)      (15,626,395)       (3,139,957)       (25,673,309)      (12,069,494)
   Transfers between portfolios                (26,361,664)        1,251,972         5,307,171        (18,846,438)       11,423,407
   Net annuitization transactions                  (88,478)            2,834             7,592             66,057                 -
   Policyholder charges (Note 3)                  (589,826)         (292,522)          (59,784)          (502,761)         (231,496)
                                             --------------   ---------------   ---------------    ---------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                       106,123,060        54,899,476        11,276,107        387,118,938       152,274,439
                                             --------------   ---------------   ---------------    ---------------    --------------

NET INCREASE (DECREASE) IN NET ASSETS          153,341,705        92,586,262        14,419,877        370,927,245       187,267,965

NET ASSETS BEGINNING OF PERIOD                 546,750,815       217,907,919        45,266,333        451,872,792       225,951,268
                                             --------------   ---------------   ---------------    ---------------    --------------

NET ASSETS END OF PERIOD                     $ 700,092,520     $ 310,494,181      $ 59,686,210      $ 822,800,037     $ 413,219,233
-----------------------------------------    ==============   ===============   ===============    ===============    ==============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2005          28,099,167        16,114,520         7,874,318         28,982,972        18,905,217

      Units Issued                              11,045,168         7,538,219         5,981,345         36,086,161        16,002,570
      Units Redeemed                            (5,754,401)       (3,749,897)       (4,209,278)       (10,632,588)       (3,557,168)
                                             --------------   ---------------   ---------------    ---------------    --------------

Units Outstanding at December 31, 2006          33,389,934        19,902,842         9,646,385         54,436,545        31,350,619
                                             ==============   ===============   ===============    ===============    ==============


                                               JNL/Oppenheimer                         JNL/PIMCO
                                                Global Growth      JNL/Oppenheimer     Total Return       JNL/Putnam
                                                Portfolio        Growth Portfolio    Bond Portfolio    Equity Portfolio
                                             ----------------    ----------------    --------------    --------------
OPERATIONS
   Net investment income (loss)                 $ (1,624,943)         $ (429,111)      $ 9,440,381      $ (1,151,262)
   Net realized gain (loss) on investments        15,200,657             916,126          (855,124)        2,038,977
   Net change in unrealized appreciation
      (depreciation) on investments                7,846,062             248,553        (1,415,611)       10,996,138
                                             ----------------    ----------------    --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                21,421,776             735,568         7,169,646        11,883,853
                                             ----------------    ----------------    --------------    --------------

CONTRACT TRANSACTIONS (1)
   Purchase payments (Note 4)                     37,627,701           3,782,605        94,081,295         3,304,679
   Surrenders and terminations                   (12,062,396)         (2,486,345)      (28,021,517)      (20,787,344)
   Transfers between portfolios                    9,157,399             149,426        37,948,787        (9,703,480)
   Net annuitization transactions                    120,352             (18,700)          (44,704)          (11,759)
   Policyholder charges (Note 3)                    (172,255)            (71,536)         (392,286)         (166,704)
                                             ----------------    ----------------    --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                          34,670,801           1,355,450       103,571,575       (27,364,608)
                                             ----------------    ----------------    --------------    --------------

NET INCREASE (DECREASE) IN NET ASSETS             56,092,577           2,091,018       110,741,221       (15,480,755)

NET ASSETS BEGINNING OF PERIOD                   124,849,366          24,869,485       324,437,594       118,699,272
                                             ----------------    ----------------    --------------    --------------

NET ASSETS END OF PERIOD                       $ 180,941,943        $ 26,960,503     $ 435,178,815     $ 103,218,517
-----------------------------------------    ================    ================    ==============    ==============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2005             9,917,994           2,846,168        24,289,445         6,487,515

      Units Issued                                 4,964,222           1,095,744        11,891,034           335,460
      Units Redeemed                              (2,377,057)           (946,623)       (4,478,123)       (1,808,869)
                                             ----------------    ----------------    --------------    --------------

Units Outstanding at December 31, 2006            12,505,159           2,995,289        31,702,356         5,014,106
                                             ================    ================    ==============    ==============


                                               JNL/Putnam
                                                   Midcap
                                             Growth Portfolio
                                             ---------------
OPERATIONS
   Net investment income (loss)                  $ (532,825)
   Net realized gain (loss) on investments        2,438,390
   Net change in unrealized appreciation
      (depreciation) on investments                (860,069)
                                             ---------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                1,045,496
                                             ---------------

CONTRACT TRANSACTIONS (1)
   Purchase payments (Note 4)                     4,725,538
   Surrenders and terminations                   (3,441,614)
   Transfers between portfolios                  (1,746,766)
   Net annuitization transactions                     1,477
   Policyholder charges (Note 3)                    (84,973)
                                             ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                           (546,338)
                                             ---------------

NET INCREASE (DECREASE) IN NET ASSETS               499,158

NET ASSETS BEGINNING OF PERIOD                   31,035,971
                                             ---------------

NET ASSETS END OF PERIOD                       $ 31,535,129
-----------------------------------------    ===============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2005            3,744,190

      Units Issued                                1,459,370
      Units Redeemed                             (1,540,563)
                                             ---------------

Units Outstanding at December 31, 2006            3,662,997
                                             ===============


                     See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 2006

                                                                      JNL/              JNL/                               JNL/
                                                 JNL/Putnam        S&P Managed      S&P Managed         JNL/           S&P Managed
                                                 Value Equity       Aggressive      Conservative     S&P Managed         Moderate
                                                  Portfolio       Growth Portfolio   Portfolio      Growth Portfolio    Portfolio
                                                 ------------     --------------    -------------   --------------     -------------
OPERATIONS
   Net investment income (loss)                  $ (2,268,493)     $ (5,172,975)       $ 405,384     $ (5,765,707)        $ 829,391
   Net realized gain on investments                6,827,770         54,367,842        1,887,404       71,909,495         4,395,462
   Net change in unrealized appreciation
      on investments                              12,361,341         22,196,073        3,715,975       50,034,429        12,512,578
                                                 ------------     --------------    -------------   --------------     -------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                16,920,618         71,390,940        6,008,763      116,178,217        17,737,431
                                                 ------------     --------------    -------------   --------------     -------------

CONTRACT TRANSACTIONS (1)
   Purchase payments (Note 4)                      5,892,472         48,071,673       38,971,901      150,309,814       111,816,468
   Surrenders and terminations                   (27,927,438)       (51,595,953)      (7,798,417)     (87,538,202)      (13,087,824)
   Transfers between portfolios                   (9,410,261)       (36,981,961)      15,660,766      (32,717,369)       27,925,862
   Net annuitization transactions                   (170,761)            66,574          (23,475)      (1,845,097)                -
   Policyholder charges (Note 3)                    (204,874)          (913,495)        (149,315)      (1,518,132)         (259,669)
                                                 ------------     --------------    -------------   --------------     -------------
NET INCREASE IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                         (31,820,862)       (41,353,162)      46,661,460       26,691,014       126,394,837
                                                 ------------     --------------    -------------   --------------     -------------

NET INCREASE (DECREASE) IN NET ASSETS            (14,900,244)        30,037,778       52,670,223      142,869,231       144,132,268

NET ASSETS BEGINNING OF PERIOD                   169,897,225        547,590,167       73,693,539      938,301,786       140,108,801
                                                 ------------     --------------    -------------   --------------     -------------

NET ASSETS END OF PERIOD                         $ 154,996,981    $ 577,627,945     $126,363,762    $ 1,081,171,017    $ 284,241,069
-------------------------------------------      ============     ==============    =============   ==============     =============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2005             9,314,513         40,948,202        7,023,084       69,873,370        12,957,804

      Units Issued                                   599,885          4,802,802        6,752,938       13,039,414        13,796,812
      Units Redeemed                              (2,332,529)        (7,740,451)      (2,415,078)     (11,152,842)       (2,543,240)
                                                 ------------     --------------    -------------   --------------     -------------

Units Outstanding at December 31, 2006             7,581,869         38,010,553       11,360,944       71,759,942        24,211,376
                                                 ============     ==============    =============   ==============     =============


                                                     JNL/
                                                 S&P Managed             JNL/                 JNL/                JNL/
                                                   Moderate          S&P Retirement       S&P Retirement      S&P Retirement
                                                  Growth Portfolio   2015 Portfolio (a)   2020 Portfolio (a)  2025 Portfolio (a)
                                                 -----------------   --------------       -------------       --------------
OPERATIONS
   Net investment income (loss)                  $ (2,687,665)           $ (29,773)          $ (10,081)            $ (3,542)
   Net realized gain on investments                45,390,277               14,119               1,488                2,947
   Net change in unrealized appreciation
      on investments                               43,751,178              297,647             119,253               46,779
                                                 -------------       --------------       -------------       --------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                 86,453,790              281,993             110,660               46,184
                                                 -------------       --------------       -------------       --------------

CONTRACT TRANSACTIONS (1)
   Purchase payments (Note 4)                     209,123,473            2,694,991             896,220              748,396
   Surrenders and terminations                    (78,168,091)             (20,320)            (18,964)             (30,680)
   Transfers between portfolios                    18,696,648            1,611,554             859,242              176,120
   Net annuitization transactions                      29,964                    -                   -                    -
   Policyholder charges (Note 3)                   (1,264,619)                (202)                (28)                (737)
                                                 -------------       --------------       -------------       --------------
NET INCREASE IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                          148,417,375            4,286,023           1,736,470              893,099
                                                 -------------       --------------       -------------       --------------

NET INCREASE (DECREASE) IN NET ASSETS             234,871,165            4,568,016           1,847,130              939,283

NET ASSETS BEGINNING OF PERIOD                    759,012,984                    -                   -                    -
                                                 -------------       --------------       -------------       --------------

NET ASSETS END OF PERIOD                         $993,884,149          $ 4,568,016         $ 1,847,130            $ 939,283
-------------------------------------------      =============       ==============       =============       ==============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2005             58,758,309                    -                   -                    -

      Units Issued                                 20,750,137              455,460             177,680               99,990
      Units Redeemed                               (9,776,424)             (33,520)             (9,406)             (14,940)
                                                 -------------       --------------       -------------       --------------

Units Outstanding at December 31, 2006             69,732,022              421,940             168,274               85,050
                                                 =============       ==============       =============       ==============


                                                      JNL/
                                                 S&P Retirement
                                                     Income
                                                 Portfolio (a)
                                                 ---------------
OPERATIONS
   Net investment income (loss)                       $ (54,490)
   Net realized gain on investments                      57,619
   Net change in unrealized appreciation
      on investments                                    365,162
                                                 ---------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                      368,291
                                                 ---------------

CONTRACT TRANSACTIONS (1)
   Purchase payments (Note 4)                         6,066,234
   Surrenders and terminations                         (199,125)
   Transfers between portfolios                       1,985,127
   Net annuitization transactions                             -
   Policyholder charges (Note 3)                           (181)
                                                 ---------------
NET INCREASE IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                              7,852,055
                                                 ---------------

NET INCREASE (DECREASE) IN NET ASSETS                 8,220,346

NET ASSETS BEGINNING OF PERIOD                                -
                                                 ---------------

NET ASSETS END OF PERIOD                            $ 8,220,346
-------------------------------------------      ===============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2005                        -

      Units Issued                                      948,624
      Units Redeemed                                   (171,434)
                                                 ---------------

Units Outstanding at December 31, 2006                  777,190
                                                 ===============

(a) Commencement of operations January 17, 2006.

                     See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 2006


                                                        JNL/             JNL/Select        JNL/Select            JNL/
                                                  Select Balanced          Global           Large Cap        Select Money
                                                     Portfolio          Growth Portfolio  Growth Portfolio  Market Portfolio
                                                  ---------------       --------------     --------------   ---------------
OPERATIONS
   Net investment income (loss)                        $ 4,603,403       $ (1,277,537)     $ (2,158,815)       $ 5,749,414
   Net realized gain (loss) on investments              10,499,708         (1,676,959)        1,571,592                440
   Net change in unrealized appreciation
      (depreciation) on investments                     28,565,497         15,358,070         4,486,384               (439)
                                                  -----------------     --------------    --------------    ---------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                      43,668,608         12,403,574         3,899,161          5,749,415
                                                  -----------------     --------------    --------------    ---------------

CONTRACT TRANSACTIONS (1)
   Purchase payments (Note 4)                           43,395,129          4,759,407         8,240,362        151,646,946
   Surrenders and terminations                         (48,056,686)       (20,734,361)      (23,629,861)       (65,705,096)
   Transfers between portfolios                          3,379,175         (4,956,796)      (15,084,965)        27,279,771
   Net annuitization transactions                         (140,505)           (14,355)          (30,408)          (399,880)
   Policyholder charges (Note 3)                          (466,940)          (156,201)         (280,703)        (1,074,344)
                                                  -----------------     --------------    --------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                                (1,889,827)       (21,102,306)      (30,785,575)       111,747,397
                                                  -----------------     --------------    --------------    ---------------

NET INCREASE (DECREASE) IN NET ASSETS                   41,778,781         (8,698,732)      (26,886,414)       117,496,812

NET ASSETS BEGINNING OF PERIOD                         371,851,340        117,922,159       165,960,733        129,697,204
                                                  -----------------     --------------    --------------    ---------------

NET ASSETS END OF PERIOD                             $ 413,630,121      $ 109,223,427     $ 139,074,319      $ 247,194,016
----------------------------------------------    =================     ==============    ==============    ===============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2005                  16,635,149          6,149,342         7,241,214         10,932,578

      Units Issued                                       2,925,183            455,468           706,373         28,652,663
      Units Redeemed                                    (3,165,581)        (1,562,711)       (2,100,108)       (19,448,707)
                                                  -----------------     --------------    --------------    ---------------

Units Outstanding at December 31, 2006                  16,394,751          5,042,099         5,847,479         20,136,534
                                                  =================     ==============    ==============    ===============

                                                      JNL/           JNL/T. Rowe       JNL/T. Rowe         JNL/
                                                  Select Value     Price Established  Price Mid-Cap    T. Rowe Price
                                                    Portfolio      Growth Portfolio   Growth Portfolio Value Portfolio
                                                  --------------   ----------------   ---------------  --------------
OPERATIONS
   Net investment income (loss)                     $ 1,950,479       $ (3,736,541)     $ (2,752,081)     $ (732,985)
   Net realized gain (loss) on investments            8,075,562         20,934,763        51,936,124      30,700,016
   Net change in unrealized appreciation
      (depreciation) on investments                  10,023,529         22,496,691       (29,610,098)     18,002,785
                                                  --------------   ----------------   ---------------  --------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                   20,049,570         39,694,913        19,573,945      47,969,816
                                                  --------------   ----------------   ---------------  --------------

CONTRACT TRANSACTIONS (1)
   Purchase payments (Note 4)                        29,478,947         30,761,377        56,169,615      37,600,243
   Surrenders and terminations                       (8,903,404)       (44,477,462)      (47,065,968)    (24,620,754)
   Transfers between portfolios                      45,813,020         (4,498,443)      (13,039,056)      8,673,615
   Net annuitization transactions                        68,931           (124,809)           (7,214)       (133,851)
   Policyholder charges (Note 3)                       (141,008)          (490,393)         (537,253)       (327,921)
                                                  --------------   ----------------   ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                             66,316,486        (18,829,730)       (4,479,876)     21,191,332
                                                  --------------   ----------------   ---------------  --------------

NET INCREASE (DECREASE) IN NET ASSETS                86,366,056         20,865,183        15,094,069      69,161,148

NET ASSETS BEGINNING OF PERIOD                       79,287,855        345,756,304       380,759,492     254,751,384
                                                  --------------   ----------------   ---------------  --------------

NET ASSETS END OF PERIOD                          $ 165,653,911      $ 366,621,487     $ 395,853,561   $ 323,912,532
----------------------------------------------    ==============   ================   ===============  ==============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2005                4,555,238         14,267,380        11,678,338      18,572,842

      Units Issued                                    4,489,771          2,070,913         2,521,711       4,953,646
      Units Redeemed                                 (1,037,604)        (2,986,261)       (2,920,173)     (3,498,455)
                                                  --------------   ----------------   ---------------  --------------

Units Outstanding at December 31, 2006                8,007,405         13,352,032        11,279,876      20,028,033
                                                  ==============   ================   ===============  ==============


                                                   JNL/Western       JNL/Western
                                                   High Yield         Strategic
                                                  Bond Portfolio    Bond Portfolio
                                                  --------------    ---------------
OPERATIONS
   Net investment income (loss)                    $ 14,216,016       $ (3,280,179)
   Net realized gain (loss) on investments           (1,531,901)          (493,495)
   Net change in unrealized appreciation
      (depreciation) on investments                   7,950,104         10,636,386
                                                  --------------    ---------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                   20,634,219          6,862,712
                                                  --------------    ---------------

CONTRACT TRANSACTIONS (1)
   Purchase payments (Note 4)                        49,278,595         58,520,622
   Surrenders and terminations                      (27,125,374)       (20,711,795)
   Transfers between portfolios                      32,174,295         19,477,766
   Net annuitization transactions                        16,205            (52,726)
   Policyholder charges (Note 3)                       (352,214)          (242,668)
                                                  --------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                             53,991,507         56,991,199
                                                  --------------    ---------------

NET INCREASE (DECREASE) IN NET ASSETS                74,625,726         63,853,911

NET ASSETS BEGINNING OF PERIOD                      209,498,579        187,198,601
                                                  --------------    ---------------

NET ASSETS END OF PERIOD                           $284,124,305      $ 251,052,512
----------------------------------------------    ==============    ===============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2005               17,806,719         10,244,424

      Units Issued                                   10,171,331          5,407,127
      Units Redeemed                                 (6,439,578)        (2,308,545)
                                                  --------------    ---------------

Units Outstanding at December 31, 2006               21,538,472         13,343,006
                                                  ==============    ===============

                     See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 2006

                                                    JNL/Western
                                                  U.S. Government
                                                     & Quality
                                                  Bond Portfolio
                                                 ------------------
OPERATIONS
   Net investment (loss)                              $ (2,585,339)
   Net realized (loss) on investments                   (1,720,470)
   Net change in unrealized appreciation
      on investments                                     7,172,678
                                                 ------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                       2,866,869
                                                 ------------------

CONTRACT TRANSACTIONS (1)
   Purchase payments (Note 4)                           21,479,658
   Surrenders and terminations                         (23,200,659)
   Transfers between portfolios                         (1,906,950)
   Net annuitization transactions                           32,917
   Policyholder charges (Note 3)                          (254,850)
                                                 ------------------
NET (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                                (3,849,884)
                                                 ------------------

NET (DECREASE) IN NET ASSETS                              (983,015)

NET ASSETS BEGINNING OF PERIOD                         168,504,357
                                                 ------------------

NET ASSETS END OF PERIOD                             $ 167,521,342
--------------------------------------------     ==================


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2005                  11,097,877

      Units Issued                                       2,955,819
      Units Redeemed                                    (3,225,538)
                                                 ------------------

Units Outstanding at December 31, 2006                  10,828,158
                                                 ==================

                     See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 2005


                                                  Fifth          Fifth Third            Fifth          Fifth Third
                                               Third Balanced   Disciplined Value    Third Mid Cap    Quality Growth
                                               VIP Portfolio    VIP Portfolio       VIP Portfolio     VIP Portfolio
                                               -------------    ---------------     ---------------   --------------
OPERATIONS
   Net investment income (loss)                        $ 86          $ (18,581)          $ (36,652)       $ (75,155)
   Net realized gain (loss) on investments            3,810             74,630              47,058           50,081
   Net change in unrealized appreciation
      (depreciation) on investments                  (3,487)           205,863             202,522          292,324
                                               -------------    ---------------     ---------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                      409            261,912             212,928          267,250
                                               -------------    ---------------     ---------------   --------------

CONTRACT TRANSACTIONS (1)
   Purchase payments (Note 4)                        15,866          1,984,923             822,761        1,492,731
   Surrenders and terminations                        3,144           (334,537)           (161,726)        (300,658)
   Transfers between portfolios                         547            595,781             166,541          488,342
   Net annuitization transactions                         -                  -                   -                -
   Policyholder charges (Note 3)                     (3,880)            (9,797)             (8,764)          (8,510)
                                               -------------    ---------------     ---------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                             15,677          2,236,370             818,812        1,671,905
                                               -------------    ---------------     ---------------   --------------

NET INCREASE (DECREASE) IN NET ASSETS                16,086          2,498,282           1,031,740        1,939,155

NET ASSETS BEGINNING OF PERIOD                      122,560          3,841,065           1,690,673        3,315,794
                                               -------------    ---------------     ---------------   --------------

NET ASSETS END OF PERIOD                          $ 138,646        $ 6,339,347         $ 2,722,413      $ 5,254,949
------------------------------------------     =============    ===============     ===============   ==============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2004               10,138            257,449             113,167          465,650

      Units Issued                                    2,080            210,228              86,352          372,278
      Units Redeemed                                   (783)           (61,412)            (30,910)        (129,396)
                                               -------------    ---------------     ---------------   --------------

Units Outstanding at December 31, 2005               11,435            406,265             168,609          708,532
                                               =============    ===============     ===============   ==============


                                                   JNL/              JNL/AIM            JNL/
                                               AIM Large Cap       Real Estate      AIM Small Cap       JNL/Alger
                                               Growth Portfolio   Portfolio (a)     Growth Portfolio  Growth Portfolio
                                               --------------     --------------    --------------    --------------
OPERATIONS
   Net investment income (loss)                 $ (1,086,863)        $ (148,776)       $ (677,608)     $ (2,053,686)
   Net realized gain (loss) on investments         1,976,279             86,499         1,916,839           549,784
   Net change in unrealized appreciation
      (depreciation) on investments                3,215,313          1,112,000         1,507,199        16,394,972
                                               --------------     --------------    --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                 4,104,729          1,049,723         2,746,430        14,891,070
                                               --------------     --------------    --------------    --------------

CONTRACT TRANSACTIONS (1)
   Purchase payments (Note 4)                     13,021,332         10,586,342         6,512,957         7,251,696
   Surrenders and terminations                    (5,286,473)          (481,229)       (3,031,711)      (20,245,617)
   Transfers between portfolios                    2,419,752         12,039,318          (124,820)       (9,662,160)
   Net annuitization transactions                    (52,353)            (5,878)          (11,221)          (99,003)
   Policyholder charges (Note 3)                    (115,485)           (11,674)          (71,912)         (319,805)
                                               --------------     --------------    --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                           9,986,773         22,126,879         3,273,293       (23,074,889)
                                               --------------     --------------    --------------    --------------

NET INCREASE (DECREASE) IN NET ASSETS             14,091,502         23,176,602         6,019,723        (8,183,819)

NET ASSETS BEGINNING OF PERIOD                    63,173,237                  -        39,023,550       165,723,549
                                               --------------     --------------    --------------    --------------

NET ASSETS END OF PERIOD                        $ 77,264,739       $ 23,176,602      $ 45,043,273     $ 157,539,730
------------------------------------------     ==============     ==============    ==============    ==============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2004             5,689,052                  -         3,293,317         9,467,800

      Units Issued                                 2,384,715          2,785,334         1,330,519         1,490,038
      Units Redeemed                              (1,468,605)          (780,475)       (1,053,675)       (2,804,340)
                                               --------------     --------------    --------------    --------------

Units Outstanding at December 31, 2005             6,605,162          2,004,859         3,570,161         8,153,498
                                               ==============     ==============    ==============    ==============


                                                     JNL/
                                               Alliance Capital      JNL/Eagle Core
                                               Growth Portfolio (b)  Equity Portfolio
                                               -----------------     ---------------
OPERATIONS
   Net investment income (loss)                      $ (124,092)         $ (524,846)
   Net realized gain (loss) on investments             (166,076)          1,428,803
   Net change in unrealized appreciation
      (depreciation) on investments                  (2,166,685)            396,241
                                               -----------------     ---------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                   (2,456,853)          1,300,198
                                               -----------------     ---------------

CONTRACT TRANSACTIONS (1)
   Purchase payments (Note 4)                           624,495           5,634,207
   Surrenders and terminations                         (654,272)         (8,083,490)
   Transfers between portfolios                     (28,251,989)         (3,346,291)
   Net annuitization transactions                             -             (99,601)
   Policyholder charges (Note 3)                        (16,936)           (132,869)
                                               -----------------     ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                            (28,298,702)         (6,028,044)
                                               -----------------     ---------------

NET INCREASE (DECREASE) IN NET ASSETS               (30,755,555)         (4,727,846)

NET ASSETS BEGINNING OF PERIOD                       30,755,555          84,921,319
                                               -----------------     ---------------

NET ASSETS END OF PERIOD                                    $ -        $ 80,193,473
------------------------------------------     =================     ===============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2004                4,136,366           5,023,169

      Units Issued                                      192,410             840,200
      Units Redeemed                                 (4,328,776)         (1,200,386)
                                               -----------------     ---------------

Units Outstanding at December 31, 2005                        -           4,662,983
                                               =================     ===============

(a)  Commencement of operations May 2, 2005.

(b)  Period from January 1, 2005 through April 28, 2005.

                     See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 2005


                                             JNL/Eagle             JNL/FMR           JNL/FMR          JNL/Franklin
                                              SmallCap            Balanced           Mid-Cap        Templeton Small Cap
                                            Equity Portfolio      Portfolio       Equity Portfolio  Value Portfolio (a)
                                          ------------------   ----------------   ---------------   ------------------
OPERATIONS
   Net investment income (loss)                $ (1,227,921)      $ (1,632,382)     $ (1,421,672)           $ (68,566)
   Net realized gain (loss) on investments        7,375,963          2,321,999         1,016,015              (25,967)
   Net change in unrealized appreciation
      (depreciation) on investments              (5,816,698)         8,253,628         5,268,464              200,130
                                               -------------   ----------------   ---------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                  331,344          8,943,245         4,862,807              105,597
                                               -------------   ----------------   ---------------   ------------------

CONTRACT TRANSACTIONS (1)
   Purchase payments (Note 4)                     6,627,047         16,637,590         6,424,970            6,209,027
   Surrenders and terminations                   (8,915,568)        (8,492,556)      (15,231,861)            (130,125)
   Transfers between portfolios                 (10,461,075)         4,268,853       (11,705,562)           6,057,983
   Net annuitization transactions                         -           (124,650)          (16,748)                   -
   Policyholder charges (Note 3)                   (142,003)          (150,459)         (270,990)             (49,955)
                                               -------------   ----------------   ---------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                        (12,891,599)        12,138,778       (20,800,191)          12,086,930
                                               -------------   ----------------   ---------------   ------------------

NET INCREASE (DECREASE) IN NET ASSETS           (12,560,255)        21,082,023       (15,937,384)          12,192,527

NET ASSETS BEGINNING OF PERIOD                   92,613,313         97,767,851       136,151,828                    -
                                               -------------   ----------------   ---------------   ------------------

NET ASSETS END OF PERIOD                       $ 80,053,058      $ 118,849,874     $ 120,214,444         $ 12,192,527
------------------------------------------     =============   ================   ===============   ==================


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2004            4,879,936          9,610,063         8,176,220                    -

      Units Issued                                  817,661          2,941,799           645,914            1,447,918
      Units Redeemed                             (1,516,812)        (1,738,797)       (1,988,421)            (328,000)
                                               -------------   ----------------   ---------------   ------------------

Units Outstanding at December 31, 2005            4,180,785         10,813,065         6,833,713            1,119,918
                                               =============   ================   ===============   ==================


                                               JNL/Goldman Sachs    JNL/JPMorgan     JNL/JPMorgan      JNL/Lazard
                                                   Mid Cap         International     International      Mid Cap
                                               Value Portfolio (a) Equity Portfolio  Value Portfolio  Value Portfolio
                                               -----------------   ---------------   --------------   -------------
OPERATIONS
   Net investment income (loss)                      $ (117,225)        $ 188,400     $ (1,069,653)   $ 12,628,196
   Net realized gain (loss) on investments               29,546         3,082,684        5,562,640      14,595,549
   Net change in unrealized appreciation
      (depreciation) on investments                     621,498         3,823,116       10,256,695     (16,355,304)
                                               -----------------   ---------------   --------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                      533,819         7,094,200       14,749,682      10,868,441
                                               -----------------   ---------------   --------------   -------------

CONTRACT TRANSACTIONS (1)
   Purchase payments (Note 4)                         6,910,996         9,404,661       24,400,198      29,467,508
   Surrenders and terminations                         (557,321)      (10,138,539)      (5,708,950)     (9,785,654)
   Transfers between portfolios                      15,399,538         3,424,665       10,501,855      (1,702,713)
   Net annuitization transactions                             -           (26,548)               -         (89,045)
   Policyholder charges (Note 3)                         (2,014)         (136,039)         (95,539)       (174,316)
                                               -----------------   ---------------   --------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                             21,751,199         2,528,200       29,097,564      17,715,780
                                               -----------------   ---------------   --------------   -------------

NET INCREASE (DECREASE) IN NET ASSETS                22,285,018         9,622,400       43,847,246      28,584,221

NET ASSETS BEGINNING OF PERIOD                                -        78,421,955       72,980,461     133,656,872
                                               -----------------   ---------------   --------------   -------------

NET ASSETS END OF PERIOD                           $ 22,285,018      $ 88,044,355    $ 116,827,707    $162,241,093
------------------------------------------     =================   ===============   ==============   =============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2004                        -         5,919,986        6,275,539       8,272,074

      Units Issued                                    2,175,633         1,631,437        5,024,582       3,413,995
      Units Redeemed                                   (197,291)       (1,432,082)      (2,292,828)     (2,403,827)
                                               -----------------   ---------------   --------------   -------------

Units Outstanding at December 31, 2005                1,978,342         6,119,341        9,007,293       9,282,242
                                               =================   ===============   ==============   =============


                                                JNL/Lazard
                                                Small Cap          JNL/MCM
                                               Value Portfolio   25 Portfolio
                                               -------------    ---------------
OPERATIONS
   Net investment income (loss)                 $ 4,326,511       $ (7,909,939)
   Net realized gain (loss) on investments       12,007,302         15,884,524
   Net change in unrealized appreciation
      (depreciation) on investments             (12,964,424)       (27,752,596)
                                               -------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                3,369,389        (19,778,011)
                                               -------------    ---------------

CONTRACT TRANSACTIONS (1)
   Purchase payments (Note 4)                    25,486,378        176,460,667
   Surrenders and terminations                   (8,877,504)       (22,359,466)
   Transfers between portfolios                 (11,398,494)         2,432,077
   Net annuitization transactions                   (62,535)          (109,280)
   Policyholder charges (Note 3)                   (191,789)          (529,511)
                                               -------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                          4,956,056        155,894,487
                                               -------------    ---------------

NET INCREASE (DECREASE) IN NET ASSETS             8,325,445        136,116,476

NET ASSETS BEGINNING OF PERIOD                  112,999,192        411,611,944
                                               -------------    ---------------

NET ASSETS END OF PERIOD                       $ 121,324,637     $ 547,728,420
------------------------------------------     =============    ===============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2004            7,837,500         34,712,559

      Units Issued                                2,953,784         21,075,346
      Units Redeemed                             (2,573,915)        (7,260,890)
                                               -------------    ---------------

Units Outstanding at December 31, 2005            8,217,369         48,527,015
                                               =============    ===============
(a) Commencement of operations May 2, 2005.

                     See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                                                                         JNL/MCM
                                                JNL/MCM            JNL/MCM            JNL/MCM            Enhanced
                                               Bond Index       Communications     Consumer Brands    S&P 500 Stock
                                               Portfolio         Sector Portfolio   Sector Portfolio  Index Portfolio
                                             ---------------    ---------------    ---------------    ---------------
OPERATIONS
   Net investment income (loss)                 $ 1,654,275        $ 1,154,418           $ 27,378        $ 2,307,901
   Net realized gain (loss) on investments          946,094         (1,342,914)           669,594          4,476,732
   Net change in unrealized appreciation
      (depreciation) on investments              (2,499,870)            32,496         (1,300,084)        (5,767,261)
                                             ---------------    ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                  100,499           (156,000)          (603,112)         1,017,372
                                             ---------------    ---------------    ---------------    ---------------

CONTRACT TRANSACTIONS (1)
   Purchase payments (Note 4)                    55,025,997          2,858,629          3,352,260          7,461,796
   Surrenders and terminations                   (7,436,301)          (960,075)        (1,185,928)        (3,672,608)
   Transfers between portfolios                  10,469,991         (5,372,740)         1,665,314        (11,561,591)
   Net annuitization transactions                         -            (12,527)           (10,889)            (2,173)
   Policyholder charges (Note 3)                   (158,114)           (29,191)           (35,352)           (92,350)
                                             ---------------    ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                         57,901,573         (3,515,904)         3,785,405         (7,866,926)
                                             ---------------    ---------------    ---------------    ---------------

NET INCREASE (DECREASE) IN NET ASSETS            58,002,072         (3,671,904)         3,182,293         (6,849,554)

NET ASSETS BEGINNING OF PERIOD                  111,203,668         16,654,347         14,747,767         58,425,211
                                             ---------------    ---------------    ---------------    ---------------

NET ASSETS END OF PERIOD                      $ 169,205,740       $ 12,982,443       $ 17,930,060       $ 51,575,657
-----------------------------------------    ===============    ===============    ===============    ===============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2004         $ 10,125,670          3,665,525          1,356,144          6,653,351

      Units Issued                                7,355,848          1,963,125            848,192          1,883,242
      Units Redeemed                             (2,070,912)        (2,762,256)          (476,984)        (2,763,921)
                                             ---------------    ---------------    ---------------    ---------------

Units Outstanding at December 31, 2005           15,410,606          2,866,394          1,727,352          5,772,672
                                             ===============    ===============    ===============    ===============


                                                JNL/MCM           JNL/MCM          JNL/MCM          JNL/MCM            JNL/MCM
                                               Financial           Global         Healthcare      International         JNL 5
                                             Sector Portfolio  15 Portfolio      Sector Portfolio  Index Portfolio    Portfolio
                                             --------------    --------------    -------------    -------------     ---------------
OPERATIONS
   Net investment income (loss)                   $ 71,843      $ (8,283,148)      $ (431,638)     $ 2,606,427        $ (9,069,587)
   Net realized gain (loss) on investments       1,471,831        18,935,075        1,026,259       35,266,054           4,036,935
   Net change in unrealized appreciation
      (depreciation) on investments                (69,796)       38,425,818        2,422,306      (11,469,310)         66,139,627
                                             --------------    --------------    -------------    -------------     ---------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                               1,473,878        49,077,745        3,016,927       26,403,171          61,106,975
                                             --------------    --------------    -------------    -------------     ---------------

Contract transactions (1)
   Purchase payments (Note 4)                    6,604,422       192,956,622       17,208,056       75,318,078         771,323,079
   Surrenders and terminations                  (2,125,881)      (22,782,998)      (3,255,631)     (11,338,942)        (17,349,366)
   Transfers between portfolios                  2,993,456        25,388,467       17,258,779       17,925,758         281,847,018
   Net annuitization transactions                   (7,587)          (83,570)         (49,914)          (8,847)             83,807
   Policyholder charges (Note 3)                   (55,442)         (520,165)         (74,461)        (250,223)           (254,722)
                                             --------------    --------------    -------------    -------------     ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                         7,408,968       194,958,356       31,086,829       81,645,824       1,035,649,816
                                             --------------    --------------    -------------    -------------     ---------------

NET INCREASE (DECREASE) IN NET ASSETS            8,882,846       244,036,101       34,103,756      108,048,995       1,096,756,791

NET ASSETS BEGINNING OF PERIOD                  28,505,269       395,535,457       39,865,181      162,270,172          81,382,642
                                             --------------    --------------    -------------    -------------     ---------------

NET ASSETS END OF PERIOD                      $ 37,388,115     $ 639,571,558     $ 73,968,937     $270,319,167      $ 1,178,139,433
-----------------------------------------    ==============    ==============    =============    =============     ===============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2004           2,368,939        33,885,761        3,742,277       11,866,833           7,460,363

      Units Issued                               1,476,187        22,157,621        4,091,855        8,300,203          96,351,311
      Units Redeemed                              (858,196)       (5,284,237)      (1,263,204)      (2,344,054)         (4,371,534)
                                             --------------    --------------    -------------    -------------     ---------------

Units Outstanding at December 31, 2005           2,986,930        50,759,145        6,570,928       17,822,982          99,440,140
                                             ==============    ==============    =============    =============     ===============

                                                JNL/MCM
                                                Nasdaq(R)
                                             15 Portfolio
                                             --------------
OPERATIONS
   Net investment income (loss)                 $ (397,448)
   Net realized gain (loss) on investments          97,326
   Net change in unrealized appreciation
      (depreciation) on investments              1,005,726
                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                 705,604
                                             --------------

CONTRACT TRANSACTIONS (1)
   Purchase payments (Note 4)                   21,229,741
   Surrenders and terminations                    (892,925)
   Transfers between portfolios                 12,015,744
   Net annuitization transactions                   (4,314)
   Policyholder charges (Note 3)                   (10,247)
                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                        32,337,999
                                             --------------

NET INCREASE (DECREASE) IN NET ASSETS           33,043,603

NET ASSETS BEGINNING OF PERIOD                   9,084,379
                                             --------------

NET ASSETS END OF PERIOD                      $ 42,127,982
-----------------------------------------    ==============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2004             838,347

      Units Issued                               3,540,682
      Units Redeemed                              (376,794)
                                             --------------

Units Outstanding at December 31, 2005           4,002,235
                                             ==============
                     See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 2005


                                                  JNL/MCM             JNL/MCM           JNL/MCM            JNL/MCM
                                                 Oil & Gas        S&P 400 MidCap        S&P 500         Select Small-Cap
                                               Sector Portfolio   Index Portfolio    Index Portfolio      Portfolio
                                               ---------------    ----------------   --------------     --------------
OPERATIONS
   Net investment income (loss)                   $ 1,196,045          $ (274,767)    $ (1,004,513)      $ (7,253,367)
   Net realized gain (loss) on investments         14,001,695          17,052,583       17,522,180         15,160,105
   Net change in unrealized appreciation
      (depreciation) on investments                11,192,442           5,412,581       (6,642,831)        30,022,035
                                               ---------------    ----------------   --------------     --------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                 26,390,182          22,190,397        9,874,836         37,928,773
                                               ---------------    ----------------   --------------     --------------

CONTRACT TRANSACTIONS (1)
   Purchase payments (Note 4)                      50,468,544          66,757,596       97,404,155        160,248,483
   Surrenders and terminations                     (8,035,892)        (12,205,976)     (19,068,639)       (20,082,997)
   Transfers between portfolios                    53,303,786           2,657,289        6,469,654         12,942,671
   Net annuitization transactions                    (109,041)            (17,326)         (23,199)            11,564
   Policyholder charges (Note 3)                     (194,207)           (267,954)        (376,473)          (474,202)
                                               ---------------    ----------------   --------------     --------------
NET INCREASE IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                           95,433,190          56,923,629       84,405,498        152,645,519
                                               ---------------    ----------------   --------------     --------------

NET INCREASE IN NET ASSETS                        121,823,372          79,114,026       94,280,334        190,574,292

NET ASSETS BEGINNING OF PERIOD                     52,129,280         185,042,426      286,238,045        356,176,523
                                               ---------------    ----------------   --------------     --------------

NET ASSETS END OF PERIOD                        $ 173,952,652       $ 264,156,452    $ 380,518,379      $ 546,750,815
-------------------------------------------    ===============    ================   ==============     ==============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2004              3,034,615          14,331,421       26,948,868         19,548,820

      Units Issued                                  7,468,298           7,429,415       13,548,964         11,731,054
      Units Redeemed                               (2,909,790)         (3,084,404)      (5,391,256)        (3,180,707)
                                               ---------------    ----------------   --------------     --------------

Units Outstanding at December 31, 2005              7,593,123          18,676,432       35,106,576         28,099,167
                                               ===============    ================   ==============     ==============

                                                 JNL/MCM            JNL/MCM           JNL/MCM          JNL/MCM         JNL/MCM
                                                Small Cap         Technology           Dow SM           S&P(R)         Value Line(R)
                                               Index Portfolio  Sector Portfolio    10 Portfolio    10 Portfolio    25 Portfolio
                                               -------------    ----------------    -------------   --------------  --------------
OPERATIONS
   Net investment income (loss)                   $ 619,694            $ 18,959     $ (7,876,919)    $ (8,705,809)   $ (3,318,008)
   Net realized gain (loss) on investments       11,024,426          (1,816,988)       5,205,205       32,957,182       5,070,538
   Net change in unrealized appreciation
      (depreciation) on investments              (5,408,810)          2,546,771      (30,728,850)     133,796,574      67,682,739
                                               -------------    ----------------    -------------   --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                6,235,310             748,742      (33,400,564)     158,047,947      69,435,269
                                               -------------    ----------------    -------------   --------------  --------------

CONTRACT TRANSACTIONS (1)
   Purchase payments (Note 4)                    59,757,635           8,110,009      164,304,332      180,243,446     216,713,306
   Surrenders and terminations                  (10,058,230)         (2,156,183)     (24,377,643)     (24,419,712)     (6,301,277)
   Transfers between portfolios                    (285,549)          9,087,606       11,494,884       20,070,507     139,078,622
   Net annuitization transactions                    (1,177)             (4,969)        (121,495)         (51,802)        (30,225)
   Policyholder charges (Note 3)                   (229,646)            (63,390)        (549,094)        (543,869)        (67,238)
                                               -------------    ----------------    -------------   --------------  --------------
NET INCREASE IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                         49,183,033          14,973,073      150,750,984      175,298,570     349,393,188
                                               -------------    ----------------    -------------   --------------  --------------

NET INCREASE IN NET ASSETS                       55,418,343          15,721,815      117,350,420      333,346,517     418,828,457

NET ASSETS BEGINNING OF PERIOD                  162,489,576          29,544,518      429,752,717      361,642,110      33,044,335
                                               -------------    ----------------    -------------   --------------  --------------

NET ASSETS END OF PERIOD                       $ 217,907,919       $ 45,266,333     $547,103,137    $ 694,988,627    $451,872,792
-------------------------------------------    =============    ================    =============   ==============  ==============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2004           12,204,708           5,148,604       45,137,078       36,652,282       2,890,178

      Units Issued                                6,590,467           4,665,630       25,493,031       22,680,139      27,753,467
      Units Redeemed                             (2,680,655)         (1,939,916)      (8,443,256)      (7,000,717)     (1,660,673)
                                               -------------    ----------------    -------------   --------------  --------------

Units Outstanding at December 31, 2005           16,114,520           7,874,318       62,186,853       52,331,704      28,982,972
                                               =============    ================    =============   ==============  ==============


                                                  JNL/MCM
                                                    VIP
                                                 Portfolio
                                               --------------
OPERATIONS
   Net investment income (loss)                 $ (1,429,060)
   Net realized gain (loss) on investments           955,588
   Net change in unrealized appreciation
      (depreciation) on investments               14,271,844
                                               --------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                13,798,372
                                               --------------

CONTRACT TRANSACTIONS (1)
   Purchase payments (Note 4)                    133,918,405
   Surrenders and terminations                    (3,352,861)
   Transfers between portfolios                   60,121,386
   Net annuitization transactions                          -
   Policyholder charges (Note 3)                     (50,145)
                                               --------------
NET INCREASE IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                         190,636,785
                                               --------------

NET INCREASE IN NET ASSETS                       204,435,157

NET ASSETS BEGINNING OF PERIOD                    21,516,111
                                               --------------

NET ASSETS END OF PERIOD                       $ 225,951,268
-------------------------------------------    ==============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2004             1,942,541

      Units Issued                                18,511,164
      Units Redeemed                              (1,548,488)
                                               --------------

Units Outstanding at December 31, 2005            18,905,217
                                               ==============

                     See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 2005


                                              JNL/Oppenheimer                      JNL/PIMCO                         JNL/Putnam
                                              Global Growth    JNL/Oppenheimer    Total Return      JNL/Putnam         Midcap
                                                Portfolio      Growth Portfolio   Bond Portfolio  Equity Portfolio  Growth Portfolio
                                              ---------------  ----------------   -------------   ---------------   --------------
OPERATIONS
   Net investment income (loss)                 $ (1,391,020)       $ (326,145)    $ 7,785,443        $ (805,488)      $ (444,594)
   Net realized gain (loss) on investments         6,720,558           538,815       3,708,226        (1,465,834)       1,862,507
   Net change in unrealized appreciation
      (depreciation) on investments                7,202,961         1,449,175     (10,033,344)       10,273,568        1,346,549
                                              ---------------  ----------------   -------------   ---------------   --------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                12,532,499         1,661,845       1,460,325         8,002,246        2,764,462
                                              ---------------  ----------------   -------------   ---------------   --------------

CONTRACT TRANSACTIONS (1)
   Purchase payments (Note 4)                     19,367,051         3,189,209      78,901,652         2,325,427        3,616,594
   Surrenders and terminations                    (6,840,972)       (1,620,284)    (24,966,061)      (18,627,252)      (2,970,003)
   Transfers between portfolios                     (394,467)          324,954      36,678,523        (8,101,374)        (625,392)
   Net annuitization transactions                    (97,157)          (48,547)       (264,414)          (74,354)          (3,639)
   Policyholder charges (Note 3)                    (117,518)          (50,685)       (582,880)         (240,222)         (72,202)
                                              ---------------  ----------------   -------------   ---------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                          11,916,937         1,794,647      89,766,820       (24,717,775)         (54,642)
                                              ---------------  ----------------   -------------   ---------------   --------------

NET INCREASE (DECREASE) IN NET ASSETS             24,449,436         3,456,492      91,227,145       (16,715,529)       2,709,820

NET ASSETS BEGINNING OF PERIOD                   100,399,930        21,412,993     233,210,449       135,414,801       28,326,151
                                              ---------------  ----------------   -------------   ---------------   --------------

NET ASSETS END OF PERIOD                       $ 124,849,366      $ 24,869,485    $324,437,594     $ 118,699,272     $ 31,035,971
-----------------------------------------     ===============  ================   =============   ===============   ==============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2004             8,904,078         2,626,713      17,735,976         7,955,832        3,758,705

      Units Issued                                 3,582,423         1,187,377       9,953,036           408,484        1,515,669
      Units Redeemed                              (2,568,507)         (967,922)     (3,399,567)       (1,876,801)      (1,530,184)
                                              ---------------  ----------------   -------------   ---------------   --------------

Units Outstanding at December 31, 2005             9,917,994         2,846,168      24,289,445         6,487,515        3,744,190
                                              ===============  ================   =============   ===============   ==============

                                                                     JNL/              JNL/                               JNL/
                                               JNL/Putnam       S&P Managed      S&P Managed          JNL/          S&P Managed
                                              Value Equity       Aggressive      Conservative     S&P Managed         Moderate
                                               Portfolio       Growth Portfolio   Portfolio       Growth Portfolio   Portfolio
                                              -------------    --------------    -------------    -------------    ---------------
OPERATIONS
   Net investment income (loss)                 $ (863,134)     $ (4,295,485)      $ (657,094)    $ (3,696,317)      $ (1,205,191)
   Net realized gain (loss) on investments       4,299,340        11,779,153          299,600       50,987,264            454,726
   Net change in unrealized appreciation
      (depreciation) on investments              2,181,618        27,283,645        1,744,577        3,909,411          4,866,252
                                              -------------    --------------    -------------    -------------    ---------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                               5,617,824        34,767,313        1,387,083       51,200,358          4,115,787
                                              -------------    --------------    -------------    -------------    ---------------

CONTRACT TRANSACTIONS (1)
   Purchase payments (Note 4)                    5,522,876        34,981,221       42,938,470      106,809,058         93,597,150
   Surrenders and terminations                 (25,117,480)      (40,414,297)      (3,062,433)     (64,841,547)        (3,321,890)
   Transfers between portfolios                (11,017,462)      (56,487,192)      20,519,632      (39,338,373)        28,064,039
   Net annuitization transactions                 (125,861)         (213,625)               -         (599,198)                 -
   Policyholder charges (Note 3)                  (285,428)       (1,004,674)         (57,374)      (1,488,265)           (60,060)
                                              -------------    --------------    -------------    -------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                       (31,023,355)      (63,138,567)      60,338,295          541,675        118,279,239
                                              -------------    --------------    -------------    -------------    ---------------

NET INCREASE (DECREASE) IN NET ASSETS          (25,405,531)      (28,371,254)      61,725,378       51,742,033        122,395,026

NET ASSETS BEGINNING OF PERIOD                 195,302,756       575,961,421       11,968,161      886,559,753         17,713,775
                                              -------------    --------------    -------------    -------------    ---------------

NET ASSETS END OF PERIOD                      $169,897,225     $ 547,590,167     $ 73,693,539     $938,301,786      $ 140,108,801
-----------------------------------------     =============    ==============    =============    =============    ===============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2004          11,118,066        45,906,938        1,161,075       69,609,828          1,687,596

      Units Issued                                 646,280         3,946,634        6,800,323       11,818,306         12,095,636
      Units Redeemed                            (2,449,833)       (8,905,370)        (938,314)     (11,554,764)          (825,428)
                                              -------------    --------------    -------------    -------------    ---------------

Units Outstanding at December 31, 2005           9,314,513        40,948,202        7,023,084       69,873,370         12,957,804
                                              =============    ==============    =============    =============    ===============

                     See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                 JNL/
                                             S&P Managed           JNL/          JNL/Select        JNL/Select           JNL/
                                               Moderate       Select Balanced      Global          Large Cap        Select Money
                                             Growth Portfolio   Portfolio       Growth Portfolio Growth Portfolio   Market Portfolio
                                            ---------------   ---------------   --------------   ---------------    --------------
OPERATIONS
   Net investment income (loss)                $ 1,652,398       $ 8,710,615     $ (1,109,289)     $ (2,553,518)      $ 1,284,644
   Net realized gain (loss) on investments      14,455,639        45,931,053       (6,853,987)       (3,063,453)            3,219
   Net change in unrealized appreciation
      (depreciation) on investments             18,055,433       (41,224,961)       7,033,573         9,557,110            (3,219)
                                            ---------------   ---------------   --------------   ---------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                              34,163,470        13,416,707         (929,703)        3,940,139         1,284,644
                                            ---------------   ---------------   --------------   ---------------    --------------

CONTRACT TRANSACTIONS (1)
   Purchase payments (Note 4)                  185,303,112        40,725,848        3,477,038        10,436,868        74,468,543
   Surrenders and terminations                 (49,583,310)      (38,641,164)     (18,240,767)      (21,564,073)      (27,826,063)
   Transfers between portfolios                 41,146,307         9,776,055       (8,808,235)      (31,392,119)      (12,310,887)
   Net annuitization transactions                  (95,952)         (174,238)         (95,847)          (44,068)         (860,372)
   Policyholder charges (Note 3)                  (871,226)         (478,420)        (231,914)         (392,481)         (627,217)
                                            ---------------   ---------------   --------------   ---------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                       175,898,931        11,208,081      (23,899,725)      (42,955,873)       32,844,004
                                            ---------------   ---------------   --------------   ---------------    --------------

NET INCREASE (DECREASE) IN NET ASSETS          210,062,401        24,624,788      (24,829,428)      (39,015,734)       34,128,648

NET ASSETS BEGINNING OF PERIOD                 548,950,583       347,226,552      142,751,587       204,976,467        95,568,556
                                            ---------------   ---------------   --------------   ---------------    --------------

NET ASSETS END OF PERIOD                     $ 759,012,984     $ 371,851,340    $ 117,922,159     $ 165,960,733     $ 129,697,204
---------------------------------------     ===============   ===============   ==============   ===============    ==============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2004          44,168,981        16,217,313        7,516,632         9,238,864         8,010,234

      Units Issued                              21,278,116         3,166,047          403,306         1,053,877        17,853,338
      Units Redeemed                            (6,688,788)       (2,748,211)      (1,770,596)       (3,051,527)      (14,930,994)
                                            ---------------   ---------------   --------------   ---------------    --------------

Units Outstanding at December 31, 2005          58,758,309        16,635,149        6,149,342         7,241,214        10,932,578
                                            ===============   ===============   ==============   ===============    ==============


                                                JNL/          JNL/T. Rowe      JNL/T. Rowe           JNL/          JNL/Western
                                            Select Value    Price Established  Price Mid-Cap     T. Rowe Price      High Yield
                                             Portfolio      Growth Portfolio   Growth Portfolio  Value Portfolio  Bond Portfolio
                                            -------------   ----------------   -------------     --------------   ---------------
OPERATIONS
   Net investment income (loss)              $ 1,146,422       $ (4,258,911)   $ (4,234,256)       $ 1,034,633      $ 11,523,683
   Net realized gain (loss) on investments     5,804,210         11,677,306      46,522,370         18,024,243         2,388,592
   Net change in unrealized appreciation
      (depreciation) on investments           (2,590,309)         9,209,519        (998,396)        (7,901,837)      (14,348,480)
                                            -------------   ----------------   -------------     --------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                             4,360,323         16,627,914      41,289,718         11,157,039          (436,205)
                                            -------------   ----------------   -------------     --------------   ---------------

CONTRACT TRANSACTIONS (1)
   Purchase payments (Note 4)                 13,308,875         25,919,728      35,645,638         39,980,710        31,896,093
   Surrenders and terminations                (5,114,143)       (36,437,567)    (39,618,783)       (19,677,827)      (22,880,413)
   Transfers between portfolios                8,433,515         16,636,431     (13,185,353)       (16,789,177)      (33,479,430)
   Net annuitization transactions                 (6,313)          (190,892)       (127,427)          (192,088)       (1,023,065)
   Policyholder charges (Note 3)                (109,885)          (517,840)       (536,377)          (340,903)         (318,498)
                                            -------------   ----------------   -------------     --------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                      16,512,049          5,409,860     (17,822,302)         2,980,715       (25,805,313)
                                            -------------   ----------------   -------------     --------------   ---------------

NET INCREASE (DECREASE) IN NET ASSETS         20,872,372         22,037,774      23,467,416         14,137,754       (26,241,518)

NET ASSETS BEGINNING OF PERIOD                58,415,483        323,718,530     357,292,076        240,613,630       235,740,097
                                            -------------   ----------------   -------------     --------------   ---------------

NET ASSETS END OF PERIOD                    $ 79,287,855      $ 345,756,304    $380,759,492      $ 254,751,384     $ 209,498,579
---------------------------------------     =============   ================   =============     ==============   ===============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2004         3,567,122         14,110,589      12,521,371         18,259,184        20,282,607

      Units Issued                             2,176,148          3,164,042       1,989,645          5,345,898         6,995,076
      Units Redeemed                          (1,188,032)        (3,007,251)     (2,832,678)        (5,032,240)       (9,470,964)
                                            -------------   ----------------   -------------     --------------   ---------------

Units Outstanding at December 31, 2005         4,555,238         14,267,380      11,678,338         18,572,842        17,806,719
                                            =============   ================   =============     ==============   ===============

                     See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                                 JNL/Western
                                              JNL/Western      U.S. Government
                                               Strategic          & Quality
                                             Bond Portfolio    Bond Portfolio
                                             --------------   ------------------
OPERATIONS
   Net investment income (loss)                $ 6,844,272          $ 3,736,154
   Net realized gain on investments              3,051,031              827,296
   Net change in unrealized (depreciation)
     on investments                             (8,275,985)          (3,271,854)
                                             --------------   ------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                               1,619,318            1,291,596
                                             --------------   ------------------

CONTRACT TRANSACTIONS (1)
   Purchase payments (Note 4)                   47,311,880           20,974,085
   Surrenders and terminations                 (14,794,773)         (18,413,159)
   Transfers between portfolios                 25,780,333           (1,515,998)
   Net annuitization transactions                 (105,522)            (111,752)
   Policyholder charges (Note 3)                  (222,574)            (256,220)
                                             --------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                        57,969,344              676,956
                                             --------------   ------------------

NET INCREASE IN NET ASSETS                      59,588,662            1,968,552

NET ASSETS BEGINNING OF PERIOD                 127,609,939          166,535,805
                                             --------------   ------------------

NET ASSETS END OF PERIOD                     $ 187,198,601        $ 168,504,357
----------------------------------------     ==============   ==================


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2004           7,004,478           11,036,279

      Units Issued                               5,355,834            2,733,651
      Units Redeemed                            (2,115,888)          (2,672,053)
                                             --------------   ------------------

Units Outstanding at December 31, 2005          10,244,424           11,097,877
                                             ==============   ==================

                     See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

Jackson National Life Insurance Company ("Jackson National") established Jackson National Separate Account I (the "Separate Account") on June 14, 1993. The Separate Account commenced operations on October 16, 1995, and is registered under the Investment Company Act of 1940 as a unit investment trust.

The Separate Account assets legally belong to Jackson National and the obligations under the contracts are the obligation of Jackson National. However, the contract assets in the Separate Account are not chargeable with liabilities arising out of any other business Jackson National may conduct.

The Separate Account receives and invests, based on the directions of the contract holder, net premiums for individual flexible premium variable annuity contracts issued by Jackson National. The contracts can be purchased on a non-tax qualified basis or in connection with certain plans qualifying for favorable federal income tax treatment. The Separate Account contained seventy-one (71) Portfolios during 2006, each of which invests in the following mutual funds ("Funds"):


                                JNL SERIES TRUST


JNL/AIM Large Cap Growth Fund                            JNL/PIMCO Total Return Bond Fund
JNL/AIM Real Estate Fund                                 JNL/Putnam Equity Fund
JNL/AIM Small Cap Growth Fund                            JNL/Putnam Midcap Growth Fund
JNL/Alger Growth Fund                                    JNL/Putnam Value Equity Fund
JNL/Eagle Core Equity Fund                               JNL/S&P Managed Aggressive Growth Fund
JNL/Eagle SmallCap Equity Fund                           JNL/S&P Managed Conservative Fund
JNL/FMR Balanced Fund                                    JNL/S&P Managed Growth Fund
JNL/FMR Mid-Cap Equity Fund                              JNL/S&P Managed Moderate Fund
JNL/Franklin Templeton Income Fund                       JNL/S&P Managed Moderate Growth Fund
JNL/Franklin Templeton Small Cap Value Fund              JNL/S&P Retirement 2015 Fund
JNL/Goldman Sachs Mid Cap Value Fund                     JNL/S&P Retirement 2020 Fund
JNL/Goldman Sachs Short Duration Bond Fund               JNL/S&P Retirement 2025 Fund
JNL/JPMorgan International Equity Fund                   JNL/S&P Retirement Income Fund
JNL/JPMorgan International Value Fund                    JNL/Select Balanced Fund
JNL/Lazard Emerging Markets Fund                         JNL/Select Global Growth Fund
JNL/Lazard Mid Cap Value Fund                            JNL/Select Large Cap Growth Fund
JNL/Lazard Small Cap Value Fund                          JNL/Select Money Market Fund
JNL/MCM Bond Index Fund *                                JNL/Select Value Fund
JNL/MCM Enhanced S&P 500 Stock Index Fund*               JNL/T. Rowe Price Established Growth Fund
JNL/MCM International Index Fund*                        JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/MCM S&P 400 MidCap Index Fund*                       JNL/T. Rowe Price Value Fund
JNL/MCM S&P 500 Index Fund*                              JNL/Western High Yield Bond Fund
JNL/MCM Small Cap Index Fund*                            JNL/Western Strategic Bond Fund
JNL/Oppenheimer Global Growth Fund                       JNL/Western U.S. Government & Quality Bond Fund
JNL/Oppenheimer Growth Fund


       JNL VARIABLE FUND LLC

JNL/MCM 25 Fund*
JNL/MCM Communications Sector Fund*
JNL/MCM Consumer Brands Sector Fund*
JNL/MCM Dow SM 10 Fund*
JNL/MCM Dow Dividend Fund*
JNL/MCM Financial Sector Fund*
JNL/MCM Global 15 Fund*
JNL/MCM Healthcare Sector Fund*
JNL/MCM JNL 5 Fund*
JNL/MCM JNL Optimized 5 Fund*
JNL/MCM Nasdaq(R) 15 Fund*
JNL/MCM Oil & Gas Sector Fund*
JNL/MCM S&P(R) 10 Fund*
JNL/MCM Select Small-Cap Fund*
JNL/MCM S&P 24 Fund*
JNL/MCM Technology Sector Fund*
JNL/MCM Value Line(R) 25 Fund*
JNL/MCM VIP Fund*


     VARIABLE INSURANCE FUNDS

Fifth Third Balanced VIP Fund
Fifth Third Disciplined Value VIP Fund
Fifth Third Mid Cap VIP Fund
Fifth Third Quality Growth VIP Fund

*MCM denotes the sub adviser Mellon Capital Management throughout these financial statements.

Jackson National Asset Management, LLC, a wholly-owned subsidiary of Jackson National, serves as investment adviser for all the Funds and receives a fee for its services from each of the Funds.

JACKSON NATIONAL SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 1 - ORGANIZATION (CONTINUED)

During the year ended December 31, 2006, the following Funds changed names:


PRIOR PORTFOLIO NAME                                     CURRENT PORTFOLIO NAME                          EFFECTIVE DATE
-------------------------------------------------------- ----------------------------------------------- --------------
-------------------------------------------------------- ----------------------------------------------- --------------
JNL/FMR Capital Growth Fund                              JNL/FMR Mid-Cap Equity Fund                     May 1, 2006
-------------------------------------------------------- ----------------------------------------------- --------------
-------------------------------------------------------- ----------------------------------------------- --------------
JNL/Salomon Brothers High Yield Bond Fund                JNL/Western High Yield Bond Fund                May 1, 2006
-------------------------------------------------------- ----------------------------------------------- --------------
-------------------------------------------------------- ----------------------------------------------- --------------
JNL/Salomon Brothers Strategic Bond Fund                 JNL/Western Strategic Bond Fund                 May 1, 2006
-------------------------------------------------------- ----------------------------------------------- --------------
-------------------------------------------------------- ----------------------------------------------- --------------
JNL/Salomon Brothers U.S. Government & Quality Bond Fund JNL/Western U.S. Government & Quality Bond Fund May 1, 2006
-------------------------------------------------------- ----------------------------------------------- --------------

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

USE OF ESTIMATES

     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

     The Separate Account's investments in the corresponding series of mutual funds ("Funds") are stated at the closing net asset values of the respective Funds. The average cost method is used in determining the cost of the shares sold on withdrawals by the Separate Account. Investments in the Funds are recorded on trade date. Realized gain distributions are reinvested in the respective Funds. Dividend distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as income to the Separate Account on the ex-dividend date.

FEDERAL INCOME TAXES

     The operations of the Separate Account are included in the federal income tax return of Jackson National, which is taxed as a "life insurance company" under the provisions of the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Separate Account. Therefore, no federal income tax has been provided.

NEW ACCOUNTING PRONOUNCEMENTS

     In September 2006, the Financial Accounting Standards Board issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management is in the process of analyzing the impact of SFAS No. 157. The Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

JACKSON NATIONAL SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3 - POLICY CHARGES

Charges are deducted from the Separate Account and remitted to Jackson National, to compensate Jackson National for providing the insurance benefits set forth in the contracts, administering the contracts, distributing the contracts, and assuming certain risks in connection with the contracts.

CONTRACT CHARGES

     CONTRACT MAINTENANCE CHARGE

     An annual contract maintenance charge of $35 is charged against each contract to reimburse Jackson National for expenses incurred in establishing and maintaining records relating to the contract. The contract maintenance charge is assessed on each anniversary of the contract date that occurs prior to the annuity date. This charge is only imposed if the contract value is less than $50,000 on the date when the charge is assessed. The charge is deducted by redeeming units. For the years ended December 31, 2006 and 2005, contract maintenance charges were assessed in the amount of $3,411,936 and $2,989,941, respectively.

     TRANSFER FEE CHARGE

     A transfer fee of $25 will apply to transfers made by contract holders between the portfolios in excess of 15 transfers in a contract year. Jackson National may waive the transfer fee in connection with pre-authorized automatic transfer programs, or in those states where a lesser fee is required. This fee will be deducted from contract values remaining in the portfolio(s) from which the transfers were made. If such remaining contract value is insufficient to pay the transfer fee, then the fee will be deducted from transferred contract values. For the years ended December 31, 2006 and 2005, transfer fee charges were assessed in the amount of $13,545 and $14,725, respectively.

     SURRENDER OR CONTINGENT DEFERRED SALES CHARGE

     During the first three to seven contract years, certain contracts include a provision for a charge upon the surrender or partial surrender of the contract. The amount assessed under the contract terms, if any, depends upon the cost associated with distributing the particular contracts. The amount, if any, is determined based on a number of factors, including the amount withdrawn, the contract year of surrender, or the number and amount of withdrawals in a calendar year. The surrender charges are assessed by Jackson National and withheld from the proceeds of the withdrawals. For the years ended December 31, 2006 and 2005, surrender charges were assessed in the amount of $16,200,921 and $12,596,929, respectively.

ASSET-BASED CHARGES

     INSURANCE CHARGES

     Jackson National deducts a daily charge for administrative expenses from the net assets of the Separate Account equivalent to an annual rate of 0.15%. In designated products, this expense is waived for initial contributions greater than $1 million, refer to the product prospectus for eligibility. The administration charge is designed to reimburse Jackson National for expenses incurred in administrating the Separate Account and its contracts and is assessed through the unit value calculation.

     Jackson National deducts a daily base contract charge from the net assets of the Separate Account equivalent to an annual rate of 1.00% to 1.50% for the assumption of mortality and expense risks. The mortality risk assumed by Jackson National is that the insured may receive benefits greater than those anticipated by Jackson National. The expense risk assumed by Jackson National is that the actual cost of administering the contracts of the Separate Account may exceed the amount received from the Administration Charge and the Contract Maintenance Charge.

JACKSON NATIONAL SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3 - POLICY CHARGES (CONTINUED)

OPTIONAL BENEFIT CHARGES

     MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT CHARGE. If this benefit option has been selected, Jackson National makes an additional deduction at an annual rate of 0.22% - 0.40%, depending on the product chosen, of the average daily net asset value of the contract owners allocation. The Maximum Anniversary Value Death Benefit is an optional benefit that may increase the amount of the death benefit paid to the greatest contract value at any contract anniversary prior to the owner's 81st birthday.

     EARNINGS PROTECTION BENEFIT CHARGE. If this benefit option has been selected, Jackson National will make an additional deduction of 0.20% - 0.45%, depending on the product chosen, on an annual basis of the average daily net asset value of the contract owners allocations to the portfolios.

     CONTRACT ENHANCEMENT CHARGE. If one of the contract enhancement benefits is selected, then for a period of three to seven contract years, Jackson National will make an additional deduction based upon the average daily net asset value of the contract owners allocations to the portfolios. The amounts of these charges depend upon the contract enhancements selected and range from 0.395% to 0.65%.

     CONTRACT ENHANCEMENT RECAPTURE CHARGE. If a contract enhancement benefit is selected above and a contract owner then makes a partial or total withdrawal during the first three to seven contract years, Jackson National will assess a recapture charge that reimburses Jackson National for all or part of the contract enhancements that Jackson National credited to the account based on the first year payments.

     GUARANTEED MINIMUM INCOME BENEFIT CHARGE. If this benefit has been selected, on a calendar quarter basis, Jackson National will deduct 0.40% - 0.60%, depending on the product chosen, of the Guaranteed Minimum Income Benefit (GMIB) base.

     GUARANTEED MINIMUM WITHDRAWAL BENEFIT CHARGE. If this benefit has been selected, Jackson National will make an additional deduction of 0.20% - 1.45%, depending on the product chosen, on an annual basis of the average daily net asset value of the contract owners allocations to the portfolios. Jackson National reserves the right to prospectively increase the charge on new issues or upon any election of any "step-up" subject to a maximum charge of 0.75%.

     5% AND 4% FOR LIFE GUARANTEED MINIMUM WITHDRAWAL BENEFIT CHARGE. This benefit is available for ages 50 - 80 at election. The amount of this charge is dependent upon the age of the contract owner and can range from 0.51% - 1.71%.

     OPTIONAL DEATH BENEFIT CHARGES. If any of the other optional death benefits are selected that are available under the Contract, Jackson National will make an additional deduction of 0.50% - 0.80% on an annual basis of the average daily net asset value of the contract owners allocations to the portfolios, based on the optional death benefit selected.

     WITHDRAWAL CHARGE PERIOD. If the optional three or five-year withdrawal charge period feature is selected, Jackson National will deduct 0.45% or 0.30%, respectively, on an annual basis of the average daily net asset value of the contract owners allocations to the portfolios.

     20% ADDITIONAL FREE WITHDRAWAL CHARGE. If a contract owner selects the optional feature that permits you to withdraw up to 20% of premiums that are still subject to a withdrawal charge minus earnings during a Contract year without withdrawal charge, Jackson National will deduct 0.30% on an annual basis of the average daily net assets value of the contract owners allocations to the portfolios.

PREMIUM TAXES

     Some states and other governmental entities charge premium taxes or other similar taxes. Jackson National is responsible for the payment of these taxes and may make a deduction from the value of the contract for them. Premium taxes generally range from 0% to 3.5% depending on the state.

JACKSON NATIONAL SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4 - RELATED PARTY TRANSACTIONS

     For contract enhancement benefits, Jackson National contributed $55,633,702 and $37,423,150 to the Separate Account in the form of additional premium to contract owners' accounts for the years ended December 31, 2006 and 2005, respectively. These amounts are included in purchase payments received from contract owners.

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

     For the year ended December 31, 2006, purchases and proceeds from sales of investments are as follows:


-----------------------------------------------------------------------------------------------
                                JNL SERIES TRUST
-----------------------------------------------------------------------------------------------

                                                                                 PROCEEDS
                                                               PURCHASES        FROM SALES
                                                               ---------        ----------
JNL/AIM Large Cap Growth Fund                                 $  38,145,713     $  32,483,593
JNL/AIM Real Estate Fund                                        138,596,485        31,399,635
JNL/AIM Small Cap Growth Fund                                    23,050,416        22,613,891
JNL/Alger Growth Fund                                            24,785,073        56,404,844
JNL/Eagle Core Equity Fund                                       12,100,482        23,182,727
JNL/Eagle SmallCap Equity Fund                                   55,724,958        39,158,932
JNL/FMR Balanced Fund                                            53,397,057        30,985,500
JNL/FMR Mid-Cap Equity Fund                                      15,905,410        36,265,361
JNL/Franklin Templeton Income Fund                               61,698,814         4,798,928
JNL/Franklin Templeton Small Cap Value Fund                      52,588,057        22,923,303
JNL/Goldman Sachs Mid Cap Value Fund                             44,341,476        16,632,402
JNL/Goldman Sachs Short Duration Bond Fund                       41,204,561        15,989,212
JNL/JPMorgan International Equity Fund                           70,105,858        45,886,646
JNL/JPMorgan International Value Fund                           204,878,667        75,015,734
JNL/Lazard Emerging Markets Fund                                 31,862,922         5,541,918
JNL/Lazard Mid Cap Value Fund                                    75,995,387        58,693,391
JNL/Lazard Small Cap Value Fund                                  72,775,009        63,204,133
JNL/MCM Bond Index Fund                                         114,473,836        55,732,918
JNL/MCM Enhanced S&P 500 Stock Index Fund                        31,545,893        18,889,760
JNL/MCM International Index Fund                                211,493,835        92,639,399
JNL/MCM S&P 400 MidCap Index Fund                               154,168,146        83,090,887
JNL/MCM S&P 500 Index Fund                                      172,172,766       100,152,642
JNL/MCM Small Cap Index Fund                                    151,699,994        81,877,408
JNL/Oppenheimer Global Growth Fund                               86,903,587        48,146,029
JNL/Oppenheimer Growth Fund                                      10,903,400         9,977,060



-----------------------------------------------------------------------------------------------
                                JNL SERIES TRUST
-----------------------------------------------------------------------------------------------

                                                                                 PROCEEDS
                                                               PURCHASES        FROM SALES
                                                               ---------        ----------
JNL/PIMCO Total Return Bond Fund                              $ 216,265,644     $ 103,142,441
JNL/Putnam Equity Fund                                            8,432,132        36,948,002
JNL/Putnam Midcap Growth Fund                                    14,860,663        15,939,826
JNL/Putnam Value Equity Fund                                     14,231,302        48,320,657
JNL/S&P Managed Aggressive Growth Fund                          116,873,494       132,759,670
JNL/S&P Managed Conservative Fund                                82,251,897        34,636,523
JNL/S&P Managed Growth Fund                                     274,149,421       209,676,082
JNL/S&P Managed Moderate Fund                                   173,857,223        44,613,975
JNL/S&P Managed Moderate Growth Fund                            359,946,275       187,978,292
JNL/S&P Retirement 2015 Fund                                      4,700,787           444,537
JNL/S&P Retirement 2020 Fund                                      1,833,478           107,090
JNL/S&P Retirement 2025 Fund                                      1,100,269           210,712
JNL/S&P Retirement Income Fund                                    9,839,204         2,041,638
JNL/Select Balanced Fund                                        101,006,978        96,031,195
JNL/Select Global Growth Fund                                    12,927,401        35,307,243
JNL/Select Large Cap Growth Fund                                 22,450,629        55,395,019
JNL/Select Money Market Fund                                    507,752,131       390,291,499
JNL/Select Value Fund                                           109,008,650        36,397,294
JNL/T. Rowe Price Established Growth Fund                        75,570,570        95,262,847
JNL/T. Rowe Price Mid-Cap Growth Fund                           147,148,202       125,151,207
JNL/T. Rowe Price Value Fund                                    115,870,644        77,837,969
JNL/Western High Yield Bond Fund                                179,257,949       111,050,427
JNL/Western Strategic Bond Fund                                 120,951,933        67,240,914
JNL/Western U.S. Government & Quality Bond Fund                  55,228,967        61,664,190

JACKSON NATIONAL SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS (CONTINUED)


--------------------------------------------------------------------------------
                              JNL VARIABLE FUND LLC
--------------------------------------------------------------------------------

                                                                  PROCEEDS
                                                PURCHASES        FROM SALES
                                                ---------        ----------
JNL/MCM 25 Fund                               $  250,806,137    $164,394,988
JNL/MCM Communications Sector Fund                81,858,165      50,311,409
JNL/MCM Consumer Brands Sector Fund               11,196,652       8,654,342
JNL/MCM Dow SM 10 Fund                           310,186,563     187,385,901
JNL/MCM Dow Dividend Fund                        284,667,313      30,716,437
JNL/MCM Financial Sector Fund                     50,451,221      29,262,721
JNL/MCM Global 15 Fund                           423,014,348     234,163,145
JNL/MCM Healthcare Sector Fund                    46,977,194      42,624,177
JNL/MCM JNL 5 Fund                             2,343,352,090     391,481,260


--------------------------------------------------------------------------------
                              JNL VARIABLE FUND LLC
--------------------------------------------------------------------------------

                                                                  PROCEEDS
                                                PURCHASES        FROM SALES
                                                ---------        ----------
JNL/MCM JNL Optimized 5 Fund                   $ 90,890,435     $ 12,809,412
JNL/MCM Nasdaq(R) 15 Fund                        50,419,072       29,874,577
JNL/MCM Oil & Gas Sector Fund                   278,279,109      192,674,490
JNL/MCM S&P(R) 10 Fund                          340,585,868      263,171,048
JNL/MCM Select Small-Cap Fund                   252,536,258      156,764,449
JNL/MCM S&P 24 Fund                              18,559,612        1,306,359
JNL/MCM Technology Sector Fund                   41,105,225       30,397,148
JNL/MCM Value Line(R) 25 Fund                   631,471,707      255,592,617
JNL/MCM VIP Fund                                220,065,172       71,555,353



--------------------------------------------------------------------------------
                            VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------

                                                                  PROCEEDS
                                                PURCHASES        FROM SALES
                                                ---------        ----------
Fifth Third Balanced VIP Fund                  $    36,686       $    37,332
Fifth Third Disciplined Value VIP Fund           1,758,904         1,139,224

--------------------------------------------------------------------------------
                            VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------

                                                                  PROCEEDS
                                                PURCHASES        FROM SALES
                                                ---------        ----------
Fifth Third Mid Cap VIP Fund                   $  539,871       $   422,732
Fifth Third Quality Growth VIP Fund             1,266,649           726,592

JACKSON NATIONAL SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 - FINANCIAL HIGHLIGHTS

The following is a summary for each period in the five year period ended December 31, 2006 of unit values, total returns and expense ratios for variable annuity contracts with the highest and lowest expense ratios in addition to certain other portfolio data.


                                       Fifth                Fifth Third               Fifth                 Fifth Third
                                   Third Balance          Disciplined Value        Third Mid Cap           Quality Growth
                                  VIP Portfolio (a)       VIP Portfolio (a)       VIP Portfolio (a)       VIP Portfolio (a)
                                  -----------------       -----------------       -----------------       -----------------

HIGHEST EXPENSE RATIO
PERIOD ENDED DECEMBER 31, 2006

   Unit Value                            $12.198984              $17.116518              $16.184937              $ 6.908989
   Total Return *                          3.93%***                  16.36%                   6.36%                   1.25%
   Ratio of Expenses **                       3.16%                   3.41%                   3.41%                   3.41%

PERIOD ENDED DECEMBER 31, 2005

   Unit Value                            $11.782942              $14.710224              $15.216546              $ 6.823488
   Total Return *                            -0.53%                   2.88%                   6.32%                   2.53%
   Ratio of Expenses **                       2.41%                   3.41%                   3.41%                   3.41%

PERIOD ENDED DECEMBER 31, 2004

   Unit Value                            $11.845398              $14.298550              $14.311708              $ 6.655426
   Total Return *                          3.49%***                7.80%***                5.24%***                3.96%***
   Ratio of Expenses **                       2.41%                   3.41%                   3.41%                   3.41%

PERIOD ENDED DECEMBER 31, 2003

   Unit Value                                   n/a                     n/a                     n/a                     n/a
   Total Return *                               n/a                     n/a                     n/a                     n/a
   Ratio of Expenses **                         n/a                     n/a                     n/a                     n/a

PERIOD ENDED DECEMBER 31, 2002

   Unit Value                                   n/a                     n/a                     n/a                     n/a
   Total Return *                               n/a                     n/a                     n/a                     n/a
   Ratio of Expenses **                         n/a                     n/a                     n/a                     n/a



                                  JNL/AIM Large              JNL/AIM               JNL/AIM                JNL/AIM Small
                                   Cap Growth             Premier Equity          Real Estate              Cap Growth
                                   Portfolio              II Portfolio (b)        Portfolio (c)             Portfolio
                                  -------------           ----------------        -------------           -------------

HIGHEST EXPENSE RATIO
PERIOD ENDED DECEMBER 31, 2006

   Unit Value                        $11.141032                        n/a          $ 15.003152              $12.952147
   Total Return *                         3.90%                        n/a           31.43%***                10.62%***
   Ratio of Expenses **                   3.75%                        n/a               3.75%                    3.71%

PERIOD ENDED DECEMBER 31, 2005

   Unit Value                        $10.722972                        n/a          $ 11.415702              $11.709139
   Total Return *                         3.30%                        n/a            0.00%***                    4.75%
   Ratio of Expenses **                   3.75%                        n/a               3.71%                    3.45%

PERIOD ENDED DECEMBER 31, 2004

   Unit Value                        $10.380847                 $ 8.913242                 n/a               $11.177826
   Total Return *                      4.65%***                     -2.62%                 n/a                 2.35%***
   Ratio of Expenses **                   3.75%                      2.80%                 n/a                    3.45%

PERIOD ENDED DECEMBER 31, 2003

   Unit Value                        $ 9.979643                 $ 9.153284                 n/a               $10.957129
   Total Return *                      2.79%***                   3.58%***                 n/a                 9.40%***
   Ratio of Expenses **                   2.91%                      2.80%                 n/a                    2.91%

PERIOD ENDED DECEMBER 31, 2002

   Unit Value                        $ 7.935282                 $ 7.696877                 n/a               $ 8.182448
   Total Return *                      1.99%***                  -3.18%***                 n/a                -4.39%***
   Ratio of Expenses **                   2.55%                      2.55%                 n/a                    2.55%


                                                           JNL/Alliance
                                     JNL/Alger            Capital Growth
                                  Growth Portfolio         Portfolio (d)
                                  ----------------        ---------------

HIGHEST EXPENSE RATIO
PERIOD ENDED DECEMBER 31, 2006

   Unit Value                           $15.897582                    n/a
   Total Return *                            1.41%                    n/a
   Ratio of Expenses **                      3.45%                    n/a

PERIOD ENDED DECEMBER 31, 2005

   Unit Value                           $15.676069             $ 7.631560
   Total Return *                            8.51%                 -9.75%
   Ratio of Expenses **                      3.45%                  3.75%

PERIOD ENDED DECEMBER 31, 2004

   Unit Value                           $14.447148             $ 8.456116
   Total Return *                         0.32%***               4.81%***
   Ratio of Expenses **                      3.45%                  3.75%

PERIOD ENDED DECEMBER 31, 2003

   Unit Value                           $14.885250             $ 8.673622
   Total Return *                         9.75%***               1.76%***
   Ratio of Expenses **                      2.91%                  2.91%

PERIOD ENDED DECEMBER 31, 2002

   Unit Value                           $11.625507             $ 7.309474
   Total Return *                        -0.56%***             -11.03%***
   Ratio of Expenses **                      2.55%                  2.55%


* Total return for period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.

** Annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)  Commencement of operations May 3, 2004.

(b)  For 2004, the period is from January 1, 2004 through  acquisition April 30,
     2004. Unit values disclosed are as of April 30, 2004.

(c)  Commencement of operations May 2, 2005.

(d)  For 2005, the period is from January 1, 2005 through  acquisition April 28,
     2005. Unit values disclosed are as of April 28, 2005.

JACKSON NATIONAL SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                       Fifth                Fifth Third               Fifth                 Fifth Third
                                   Third Balance          Disciplined Value        Third Mid Cap           Quality Growth
                                  VIP Portfolio (a)       VIP Portfolio (a)       VIP Portfolio (a)       VIP Portfolio (a)
                                  -----------------       -----------------       -----------------       -----------------

LOWEST EXPENSE RATIO
PERIOD ENDED DECEMBER 31, 2006

   Unit Value                            $13.215690              $18.847190              $17.821040              $ 7.852031
   Total Return *                             7.66%                  18.89%                   8.68%                   3.46%
   Ratio of Expenses **                       1.25%                   1.25%                   1.25%                   1.25%

PERIOD ENDED DECEMBER 31, 2005

   Unit Value                            $12.275947              $15.852385              $16.397673              $ 7.589596
   Total Return *                             0.75%                   5.12%                   8.64%                   4.76%
   Ratio of Expenses **                       1.25%                   1.25%                   1.25%                   1.25%

PERIOD ENDED DECEMBER 31, 2004

   Unit Value                            $12.183991              $15.080382              $15.093897              $ 7.244899
   Total Return *                          4.71%***               11.92%***                6.22%***                3.68%***
   Ratio of Expenses **                       1.25%                   1.25%                   1.25%                   1.25%

PERIOD ENDED DECEMBER 31, 2003

   Unit Value                                   n/a                     n/a                     n/a                     n/a
   Total Return *                               n/a                     n/a                     n/a                     n/a
   Ratio of Expenses **                         n/a                     n/a                     n/a                     n/a

PERIOD ENDED DECEMBER 31, 2002

   Unit Value                                   n/a                     n/a                     n/a                     n/a
   Total Return *                               n/a                     n/a                     n/a                     n/a
   Ratio of Expenses **                         n/a                     n/a                     n/a                     n/a


                                  JNL/AIM Large              JNL/AIM               JNL/AIM                JNL/AIM Small
                                   Cap Growth             Premier Equity          Real Estate              Cap Growth
                                   Portfolio              II Portfolio (b)        Portfolio (c)             Portfolio
                                  -------------           ----------------        -------------           -------------

LOWEST EXPENSE RATIO
PERIOD ENDED DECEMBER 31, 2006

   Unit Value                        $12.843047                        n/a          $ 15.693623              $14.700524
   Total Return *                         6.79%                        n/a              35.03%                   13.35%
   Ratio of Expenses **                   1.00%                        n/a               1.00%                    1.00%

PERIOD ENDED DECEMBER 31, 2005

   Unit Value                        $12.026701                        n/a          $ 11.622681              $12.968937
   Total Return *                         6.17%                        n/a            8.19%***                    7.34%
   Ratio of Expenses **                   1.00%                        n/a               1.00%                    1.00%

PERIOD ENDED DECEMBER 31, 2004

   Unit Value                        $11.327999                 $ 9.289106                 n/a               $12.081613
   Total Return *                      7.15%***                     -2.09%                 n/a                 3.13%***
   Ratio of Expenses **                   1.00%                      1.15%                 n/a                    1.00%

PERIOD ENDED DECEMBER 31, 2003

   Unit Value                        $10.368162                 $ 9.487409                 n/a               $11.382319
   Total Return *                        28.54%                     21.26%                 n/a                   36.85%
   Ratio of Expenses **                   1.15%                      1.15%                 n/a                    1.15%

PERIOD ENDED DECEMBER 31, 2002

   Unit Value                        $ 8.066239                 $ 7.824266                 n/a               $ 8.317290
   Total Return *                    -24.74%***                 -25.09%***                 n/a               -25.17%***
   Ratio of Expenses **                   1.15%                      1.15%                 n/a                    1.15%



                                                           JNL/Alliance
                                     JNL/Alger            Capital Growth
                                  Growth Portfolio         Portfolio (d)
                                  ----------------        --------------

LOWEST EXPENSE RATIO
PERIOD ENDED DECEMBER 31, 2006

   Unit Value                           $20.922199                   n/a
   Total Return *                            3.92%                   n/a
   Ratio of Expenses **                      1.00%                   n/a

PERIOD ENDED DECEMBER 31, 2005

   Unit Value                           $20.132698            $ 9.193400
   Total Return *                           11.19%                -8.99%
   Ratio of Expenses **                      1.00%                 1.15%

PERIOD ENDED DECEMBER 31, 2004

   Unit Value                           $18.106523            $10.101441
   Total Return *                        -2.18%***                 5.09%
   Ratio of Expenses **                      1.00%                 1.15%

PERIOD ENDED DECEMBER 31, 2003

   Unit Value                           $17.200539            $ 9.611899
   Total Return *                           33.74%                22.89%
   Ratio of Expenses **                      1.15%                 1.15%

PERIOD ENDED DECEMBER 31, 2002

   Unit Value                           $12.861002            $ 7.821585
   Total Return *                       -28.91%***            -26.52%***
   Ratio of Expenses **                      1.15%                 1.15%

* Total return for period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.

** Annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)  Commencement of operations May 3, 2004.

(b)  For 2004, the period is from January 1, 2004 through  acquisition April 30,
     2004. Unit values disclosed are as of April 30, 2004.

(c)  Commencement of operations May 2, 2005.

(d)  For 2005, the period is from January 1, 2005 through  acquisition April 28,
     2005. Unit values disclosed are as of April 28, 2005.

JACKSON NATIONAL SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                           Fifth                Fifth Third               Fifth                 Fifth Third
                                       Third Balance          Disciplined Value        Third Mid Cap           Quality Growth
                                      VIP Portfolio (a)       VIP Portfolio (a)       VIP Portfolio (a)       VIP Portfolio (a)
                                      -----------------       -----------------       -----------------       -----------------

PORTFOLIO DATA
Period ended December 31, 2006

   Net Assets (in thousands)                    $   146               $   8,023               $   3,120               $   6,025
   Units Outstanding (in thousands)                  11                     434                     179                     789
   Investment Income Ratio *                      2.52%                   3.12%                   0.03%                   0.80%

PERIOD ENDED DECEMBER 31, 2005

   Net Assets (in thousands)                    $   139               $   6,339               $   2,722               $   5,255
   Units Outstanding (in thousands)                  11                     406                     169                     709
   Investment Income Ratio *                      1.68%                   1.35%                   0.10%                   0.03%

PERIOD ENDED DECEMBER 31, 2004

   Net Assets (in thousands)                    $   123               $   3,841               $   1,691               $   3,316
   Units Outstanding (in thousands)                  10                     257                     113                     466
   Investment Income Ratio *                      0.64%                   0.50%                   0.00%                   0.00%

PERIOD ENDED DECEMBER 31, 2003

   Net Assets (in thousands)                        n/a                      n/a                    n/a                     n/a
   Units Outstanding (in thousands)                 n/a                      n/a                    n/a                     n/a
   Investment Income Ratio *                        n/a                      n/a                    n/a                     n/a

PERIOD ENDED DECEMBER 31, 2002

   Net Assets (in thousands)                        n/a                      n/a                    n/a                     n/a
   Units Outstanding (in thousands)                 n/a                      n/a                    n/a                     n/a
   Investment Income Ratio *                        n/a                      n/a                    n/a                     n/a


                                      JNL/AIM Large              JNL/AIM               JNL/AIM                JNL/AIM Small
                                      Cap Growth             Premier Equity          Real Estate              Cap Growth
                                      Portfolio              II Portfolio (b)        Portfolio (c)             Portfolio
                                     -------------           ----------------        -------------           -------------
PORTFOLIO DATA
Period ended December 31, 2006

   Net Assets (in thousands)           $ 89,484                   n/a                  $ 151,821               $ 47,863
   Units Outstanding (in thousands)       7,210                   n/a                      9,795                  3,368
   Investment Income Ratio *              0.02%                   n/a                      1.51%                  0.00%

PERIOD ENDED DECEMBER 31, 2005

   Net Assets (in thousands)           $ 77,265                   n/a                   $ 23,177               $ 45,043
   Units Outstanding (in thousands)       6,605                   n/a                      2,005                  3,570
   Investment Income Ratio *              0.04%                   n/a                      0.00%                  0.00%

PERIOD ENDED DECEMBER 31, 2004

   Net Assets (in thousands)           $ 63,173                   $ -                        n/a               $ 39,024
   Units Outstanding (in thousands)       5,689                     -                        n/a                  3,293
   Investment Income Ratio *              0.00%                 0.14%                        n/a                  0.00%

PERIOD ENDED DECEMBER 31, 2003

   Net Assets (in thousands)           $ 33,754               $ 9,600                        n/a               $ 40,305
   Units Outstanding (in thousands)       3,286                 1,022                        n/a                  3,572
   Investment Income Ratio *              0.00%                 0.00%                        n/a                  0.00%

PERIOD ENDED DECEMBER 31, 2002

   Net Assets (in thousands)            $ 6,522               $ 4,773                        n/a               $ 12,081
   Units Outstanding (in thousands)         812                   614                        n/a                  1,459
   Investment Income Ratio *              0.00%                 0.00%                        n/a                  0.00%



                                                                           JNL/Alliance
                                                     JNL/Alger            Capital Growth
                                                  Growth Portfolio         Portfolio (d)
                                                  ----------------        --------------
PORTFOLIO DATA
Period ended December 31, 2006

   Net Assets (in thousands)                          $ 131,911                  n/a
   Units Outstanding (in thousands)                       6,621                  n/a
   Investment Income Ratio *                              0.02%                  n/a

PERIOD ENDED DECEMBER 31, 2005

   Net Assets (in thousands)                          $ 157,540                    -
   Units Outstanding (in thousands)                       8,153                    -
   Investment Income Ratio *                              0.10%                0.04%

PERIOD ENDED DECEMBER 31, 2004

   Net Assets (in thousands)                          $ 165,724             $ 30,756
   Units Outstanding (in thousands)                       9,468                4,136
   Investment Income Ratio *                              0.01%                0.21%

PERIOD ENDED DECEMBER 31, 2003

   Net Assets (in thousands)                          $ 191,213             $ 43,021
   Units Outstanding (in thousands)                      11,287                6,242
   Investment Income Ratio *                              0.00%                0.00%

PERIOD ENDED DECEMBER 31, 2002

   Net Assets (in thousands)                          $ 143,546             $ 25,761
   Units Outstanding (in thousands)                      11,267                5,111
   Investment Income Ratio *                              0.00%                0.00%

* These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying mutual fund divided by the average net assets.

(a)  Commencement of operations May 3, 2004.

(b)  For 2004, the period is from January 1, 2004 through  acquisition April 30,
     2004.

(c)  Commencement of operations May 2, 2005.

(d)  For 2005, the period is from January 1, 2005 through  acquisition April 28,
     2005.


JACKSON NATIONAL SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)



                                                        JNL/Eagle     JNL/FMR          JNL/FMR         JNL/Franklin
                                   JNL/Eagle Core        SmallCap     Balanced         Mid-Cap           Templeton
                                  Equity Portfolio  Equity Portfolio  Portfolio   Equity Portfolio  Income Portfolio (c)
                                  ----------------  ----------------  ---------   ----------------  --------------------

HIGHEST EXPENSE RATIO
PERIOD ENDED DECEMBER 31, 2006

   Unit Value                         $15.801623       $ 18.097518   $10.262688      $18.793604         $10.722272
   Total Return *                          8.60%           15.49%         6.60%           8.10%           4.10%***
   Ratio of Expenses **                    3.40%            3.91%         3.86%           3.61%              3.56%

PERIOD ENDED DECEMBER 31, 2005

   Unit Value                         $14.549938       $ 15.669951   $ 9.626865      $17.386172                n/a
   Total Return *                         -0.07%        -0.24%***         5.93%        2.41%***                n/a
   Ratio of Expenses **                    3.40%            3.91%         3.86%           3.61%                n/a

PERIOD ENDED DECEMBER 31, 2004

   Unit Value                         $14.560445       $ 16.580951   $ 9.087874      $17.242370                n/a
   Total Return *                       8.80%***        14.09%***      6.75%***        8.76%***                n/a
   Ratio of Expenses **                    3.40%            3.40%         3.86%           3.45%                n/a

PERIOD ENDED DECEMBER 31, 2003

   Unit Value                         $14.684021       $ 14.965423   $ 8.938991      $15.862021                n/a
   Total Return *                       4.67%***         3.95%***      5.61%***       14.66%***                n/a
   Ratio of Expenses **                    2.91%            2.91%         2.91%           2.90%                n/a

PERIOD ENDED DECEMBER 31, 2002

   Unit Value                         $12.428983       $ 11.260062   $ 8.175679      $12.363416                n/a
   Total Return *                     -20.41%***        -3.06%***     -8.63%***       -1.48%***                n/a
   Ratio of Expenses **                    2.55%            2.55%         2.55%           2.55%                n/a



                                   JNL/Franklin
                                    Templeton         JNL/Goldman Sachs   JNL/Goldman Sachs    JNL/JPMorgan      JNL/JPMorgan
                                    Small Cap              Mid Cap         Short Duration      International     International
                                  Value Portfolio(b)  Value Portfolio(b)  Bond Portfolio(c)  Equity Portfolio  Value Portfolio(a)
                                  -----------------   ------------------  -----------------  ----------------  ------------------

HIGHEST EXPENSE RATIO
PERIOD ENDED DECEMBER 31, 2006

   Unit Value                        $12.167333           $ 12.353358        $ 10.109623        $13.283412         $12.758163
   Total Return *                        13.21%                11.30%           0.37%***            17.90%             26.93%
   Ratio of Expenses **                   3.91%                 3.91%              2.96%             3.91%              3.91%

PERIOD ENDED DECEMBER 31, 2005

   Unit Value                        $10.747716           $ 11.098693                n/a        $11.267140         $10.051067
   Total Return *                      0.89%***             -0.85%***                n/a          3.64%***           4.81%***
   Ratio of Expenses **                   3.91%                 3.91%                n/a             3.91%              3.91%

PERIOD ENDED DECEMBER 31, 2004

   Unit Value                               n/a                   n/a                n/a        $11.064433         $ 8.911939
   Total Return *                           n/a                   n/a                n/a          9.87%***          16.07%***
   Ratio of Expenses **                     n/a                   n/a                n/a             3.45%              3.75%

PERIOD ENDED DECEMBER 31, 2003

   Unit Value                               n/a                   n/a                n/a        $10.270368         $ 7.930736
   Total Return *                           n/a                   n/a                n/a          6.68%***           8.84%***
   Ratio of Expenses **                     n/a                   n/a                n/a             2.96%              2.91%

PERIOD ENDED DECEMBER 31, 2002

   Unit Value                               n/a                   n/a                n/a        $ 8.492644         $ 6.003411
   Total Return *                           n/a                   n/a                n/a          5.08%***           0.41%***
   Ratio of Expenses **                     n/a                   n/a                n/a             2.55%             2.395%


* Total return for period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.

** Annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)  Commencement of operations September 30, 2002.

(b)  Commencement of operations May 2, 2005.

(c)  Commencement of operations May 1, 2006.



JACKSON NATIONAL SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)




                                                        JNL/Eagle     JNL/FMR          JNL/FMR         JNL/Franklin
                                   JNL/Eagle Core        SmallCap     Balanced         Mid-Cap           Templeton
                                  Equity Portfolio  Equity Portfolio  Portfolio   Equity Portfolio  Income Portfolio (c)
                                  ----------------  ----------------  ---------   ----------------  --------------------

LOWEST EXPENSE RATIO

PERIOD ENDED DECEMBER 31, 2006

    Unit Value                      $20.228069        $ 24.417432    $12.417826       $25.461414        $10.908218
   Total Return *                       11.23%            18.89%          9.69%           10.94%         -0.02%***
   Ratio of Expenses **                  1.00%             1.00%          1.00%            1.00%             1.00%

PERIOD ENDED DECEMBER 31, 2005

    Unit Value                      $18.185242        $ 20.537083    $11.320907       $22.949895               n/a
   Total Return *                        2.35%             1.50%          9.00%            5.11%               n/a
   Ratio of Expenses **                  1.00%             1.00%          1.00%            1.00%               n/a

PERIOD ENDED DECEMBER 31, 2004

    Unit Value                      $17.767948        $ 20.232962    $10.386549       $21.834409               n/a
   Total Return *                     3.82%***            17.62%       6.66%***           16.82%               n/a
   Ratio of Expenses **                  1.00%             1.00%          1.00%            1.00%               n/a

PERIOD ENDED DECEMBER 31, 2003

    Unit Value                      $16.695529        $ 17.202438    $ 9.535089       $18.690119               n/a
   Total Return *                       23.12%         13.51%***         12.43%        11.45%***               n/a
   Ratio of Expenses **                  1.15%             1.00%          1.15%            1.00%               n/a

PERIOD ENDED DECEMBER 31, 2002

   Unit Value                       $13.560918        $ 12.297205    $ 8.480604       $13.758252               n/a
   Total Return *                   -17.84%***        -22.60%***      -5.65%***       -22.79%***               n/a
   Ratio of Expenses **                  1.15%             1.15%          1.15%            1.15%               n/a




                                   JNL/Franklin
                                    Templeton         JNL/Goldman Sachs   JNL/Goldman Sachs    JNL/JPMorgan      JNL/JPMorgan
                                    Small Cap              Mid Cap         Short Duration      International     International
                                  Value Portfolio(b)  Value Portfolio(b)  Bond Portfolio(c)  Equity Portfolio  Value Portfolio(a)
                                  -----------------   ------------------  -----------------  ----------------  ------------------

LOWEST EXPENSE RATIO

PERIOD ENDED DECEMBER 31, 2006

    Unit Value                        $12.769450        $ 12.942905         $ 10.235082        $18.636415         $16.498809
   Total Return *                       3.43%***             14.50%           -0.12%***            21.37%             30.67%
   Ratio of Expenses **                    1.00%              1.15%               1.10%             1.00%              1.00%

PERIOD ENDED DECEMBER 31, 2005

    Unit Value                        $10.946232        $ 11.303526                 n/a        $15.355109         $12.626277
   Total Return *                       7.60%***          10.14%***                 n/a             9.59%             17.39%
   Ratio of Expenses **                    1.15%              1.15%                 n/a             1.00%              1.00%

PERIOD ENDED DECEMBER 31, 2004

    Unit Value                               n/a                n/a                 n/a        $14.011462         $10.755922
   Total Return *                            n/a                n/a                 n/a            15.18%             21.32%
   Ratio of Expenses **                      n/a                n/a                 n/a             1.00%              1.00%

PERIOD ENDED DECEMBER 31, 2003

    Unit Value                               n/a                n/a                 n/a        $12.164594         $ 8.865871
   Total Return *                            n/a                n/a                 n/a         16.60%***          42.58%***
   Ratio of Expenses **                      n/a                n/a                 n/a             1.00%              1.00%

PERIOD ENDED DECEMBER 31, 2002

   Unit Value                                n/a                n/a                 n/a        $ 9.450867         $ 6.376038
   Total Return *                            n/a                n/a                 n/a        -22.02%***           0.86%***
   Ratio of Expenses **                      n/a                n/a                 n/a             1.15%              1.15%

* Total return for period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.

** Annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations September 30, 2002.

(b) Commencement of operations May 2, 2005.

(c) Commencement of operations May 1, 2006.


JACKSON NATIONAL SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)



                                                             JNL/Eagle     JNL/FMR          JNL/FMR         JNL/Franklin
                                        JNL/Eagle Core        SmallCap     Balanced         Mid-Cap           Templeton
                                       Equity Portfolio  Equity Portfolio  Portfolio   Equity Portfolio  Income Portfolio (c)
                                       ----------------  ----------------  ---------   ----------------  --------------------


PORTFOLIO DATA
PERIOD ENDED DECEMBER 31, 2006

   Net Assets (in thousands)             $ 78,068          $ 104,070       $ 151,521       $ 112,750          $ 58,428
   Units Outstanding (in thousands)         4,109              4,595          12,674           5,729             5,381
   Investment Income Ratio *                0.02%              0.00%           0.93%           0.00%             5.07%

PERIOD ENDED DECEMBER 31, 2005

   Net Assets (in thousands)             $ 80,193           $ 80,053       $ 118,850       $ 120,214               n/a
   Units Outstanding (in thousands)         4,663              4,181          10,813           6,834               n/a
   Investment Income Ratio *                0.87%              0.00%           0.01%           0.27%               n/a

PERIOD ENDED DECEMBER 31, 2004

   Net Assets (in thousands)             $ 84,921           $ 92,613        $ 97,768       $ 136,152               n/a
   Units Outstanding (in thousands)         5,023              4,880           9,610           8,176               n/a
   Investment Income Ratio *                0.74%              0.00%           1.33%           0.00%               n/a

PERIOD ENDED DECEMBER 31, 2003

   Net Assets (in thousands)             $ 80,208           $ 81,155        $ 85,632       $ 141,533               n/a
   Units Outstanding (in thousands)         4,960              5,010           9,046           9,962               n/a
   Investment Income Ratio *                0.76%              0.00%           1.59%           0.00%               n/a

PERIOD ENDED DECEMBER 31, 2002

   Net Assets (in thousands)             $ 55,566           $ 60,051        $ 57,817       $ 121,683               n/a
   Units Outstanding (in thousands)         4,214              5,120           6,823          11,559               n/a
   Investment Income Ratio *                0.72%              0.00%           2.26%           0.00%               n/a



                                        JNL/Franklin
                                         Templeton         JNL/Goldman Sachs   JNL/Goldman Sachs    JNL/JPMorgan
                                         Small Cap              Mid Cap         Short Duration      International
                                       Value Portfolio(b)  Value Portfolio(b)  Bond Portfolio(c)  Equity Portfolio
                                       -----------------   ------------------  -----------------  ----------------

PORTFOLIO DATA
PERIOD ENDED DECEMBER 31, 2006

   Net Assets (in thousands)              $ 45,327             $ 54,652           $ 25,837          $ 132,458
   Units Outstanding (in thousands)          3,595                4,264              2,534              7,662
   Investment Income Ratio *                 1.38%                2.41%              0.00%              1.62%

PERIOD ENDED DECEMBER 31, 2005

   Net Assets (in thousands)              $ 12,193             $ 22,285                n/a           $ 88,044
   Units Outstanding (in thousands)          1,120                1,978                n/a              6,119
   Investment Income Ratio *                 0.00%                0.00%                n/a              1.75%

PERIOD ENDED DECEMBER 31, 2004

   Net Assets (in thousands)                   n/a                  n/a                n/a           $ 78,422
   Units Outstanding (in thousands)            n/a                  n/a                n/a              5,920
   Investment Income Ratio *                   n/a                  n/a                n/a              1.27%

PERIOD ENDED DECEMBER 31, 2003

   Net Assets (in thousands)                   n/a                  n/a                n/a           $ 81,746
   Units Outstanding (in thousands)            n/a                  n/a                n/a              7,056
   Investment Income Ratio *                   n/a                  n/a                n/a              1.69%

PERIOD ENDED DECEMBER 31, 2002

   Net Assets (in thousands)                   n/a                  n/a                n/a           $ 66,508
   Units Outstanding (in thousands)            n/a                  n/a                n/a              7,270
   Investment Income Ratio *                   n/a                  n/a                n/a              0.92%


                                         JNL/JPMorgan
                                         International
                                       Value Portfolio(a)
                                       ------------------

PORTFOLIO DATA
PERIOD ENDED DECEMBER 31, 2006

   Net Assets (in thousands)                $ 293,190
   Units Outstanding (in thousands)            18,030
   Investment Income Ratio *                    2.37%

PERIOD ENDED DECEMBER 31, 2005

   Net Assets (in thousands)                $ 116,828
   Units Outstanding (in thousands)             9,007
   Investment Income Ratio *                    0.45%

PERIOD ENDED DECEMBER 31, 2004

   Net Assets (in thousands)                 $ 72,980
   Units Outstanding (in thousands)             6,276
   Investment Income Ratio *                    1.42%

PERIOD ENDED DECEMBER 31, 2003

   Net Assets (in thousands)                 $ 24,675
   Units Outstanding (in thousands)             2,413
   Investment Income Ratio *                    4.47%

PERIOD ENDED DECEMBER 31, 2002

   Net Assets (in thousands)                    $ 438
   Units Outstanding (in thousands)                56
   Investment Income Ratio *                    3.79%


* These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying mutual fund divided by the average net assets.

(a)  Commencement of operations September 30, 2002.

(b)  Commencement of operations May 2, 2005.

(c)  Commencement of operations May 1, 2006.


JACKSON NATIONAL SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)



                                          JNL/Lazard           JNL/Lazard        JNL/Lazard                       JNL/MCM
                                           Emerging              Mid Cap          Small Cap        JNL/MCM       Bond Index
                                      Markets Portfolio(c)   Value(Portfolio   Value Portfolio   25 Portfolio   Portfolio(a)
                                      --------------------   ---------------   ---------------   ------------   ------------

HIGHEST EXPENSE RATIO
PERIOD ENDED DECEMBER 31, 2006

   Unit Value                          $10.747873             $17.065782        $14.436122        $10.473370     $10.074061
   Total Return *                       11.69%***               7.85%***          6.54%***             7.84%         -0.32%
   Ratio of Expenses **                     3.36%                 3.695%             3.51%             4.00%          3.91%

PERIOD ENDED DECEMBER 31, 2005
                                        12.105255
   Unit Value                                 n/a             $15.559998        $12.861470        $ 9.711698     $10.106316
   Total Return *                             n/a                  4.96%             1.11%            -6.73%      -0.30%***
   Ratio of Expenses **                       n/a                  3.61%             3.45%             4.00%          3.91%

PERIOD ENDED DECEMBER 31, 2004

   Unit Value                                 n/a             $14.824692        $12.720310        $10.411974     $10.322773
   Total Return *                             n/a              10.40%***          8.52%***         11.69%***       0.53%***
   Ratio of Expenses **                       n/a                  3.61%             3.45%             4.00%         3.895%

PERIOD ENDED DECEMBER 31, 2003

   Unit Value                                 n/a             $12.837923        $11.777425        $ 9.216104     $10.560119
   Total Return *                             n/a               9.89%***          9.01%***         34.74%***       0.01%***
   Ratio of Expenses **                       n/a                  2.91%             2.91%             3.20%          2.90%

PERIOD ENDED DECEMBER 31, 2002

   Unit Value                                 n/a             $10.434434        $ 8.887344        $ 7.327916     $10.593579
   Total Return *                             n/a              -7.39%***        -10.10%***        -14.46%***       4.62%***
   Ratio of Expenses **                       n/a                  2.55%             2.55%             2.55%          2.55%




                                                                                                        JNL/MCM
                                         JNL/MCM          JNL/MCM         JNL/MCM       JNL/MCM         Enhanced
                                      Communication   Consumer Brands      Dow SM     Dow Dividend    S&P 500 Stock
                                    Sector Portfolio  Sector Portfo1io  10 Portfolio  Portfolio(d)  Index Portfolio(b)
                                    ----------------  ----------------  ------------  ------------  -------------------

HIGHEST EXPENSE RATIO
PERIOD ENDED DECEMBER 31, 2006
                                        $ 5.129986      $ 9.994079       $ 9.420741   $11.593769       $ 8.210535
   Unit Value                            15.15%***           9.48%           24.49%     2.15%***           12.49%
   Total Return *                            3.71%           3.56%            4.00%        3.55%            3.80%
   Ratio of Expenses **

PERIOD ENDED DECEMBER 31, 2005
                                        $ 4.041766      $ 9.128653       $ 7.567178          n/a       $ 7.298669
   Unit Value                               -2.22%       -3.04%***           -9.36%          n/a            0.37%
   Total Return *                            3.21%           3.56%            4.00%          n/a            3.80%
   Ratio of Expenses **

PERIOD ENDED DECEMBER 31, 2004
                                        $ 4.133508      $ 9.884514       $ 8.348810          n/a       $ 7.272051
   Unit Value                            11.05%***        6.32%***         7.70%***          n/a         4.45%***
   Total Return *                            3.21%           3.21%            4.00%          n/a            3.80%
   Ratio of Expenses **

PERIOD ENDED DECEMBER 31, 2003
                                        $ 3.743377      $ 9.568389       $ 8.757884          n/a       $ 7.074361
   Unit Value                             7.05%***        3.87%***        28.70%***          n/a         6.95%***
   Total Return *                            2.51%           2.51%          3.2000%          n/a            2.91%
   Ratio of Expenses **

PERIOD ENDED DECEMBER 31, 2002
                                        $ 4.572431      $ 9.287579       $ 7.355307          n/a       $ 5.716209
   Unit Value                              -46.46%          -7.44%        -8.82%***          n/a        -0.63%***
   Total Return *                            1.60%           1.60%            2.55%          n/a            2.55%
   Ratio of Expenses **


* Total return for period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.

** Annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)  Inception date January 15, 2002.

(b)  Commencement of operations September 30, 2002.

(c)  Commencement of operations May 1, 2006.

(d)  Commencement of operations January 17, 2006.



JACKSON NATIONAL SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)


                                          JNL/Lazard           JNL/Lazard        JNL/Lazard                       JNL/MCM
                                           Emerging              Mid Cap          Small Cap        JNL/MCM       Bond Index
                                      Markets Portfolio(c)   Value(Portfolio   Value Portfolio   25 Portfolio   Portfolio(a)
                                      --------------------   ---------------   ---------------   ------------   ------------

LOWEST EXPENSE RATIO

PERIOD ENDED DECEMBER 31, 2006

   Unit Value                           $10.910134            $21.652882         $18.020082       $13.110972     $11.637195
   Total Return *                        19.04%***                13.42%             15.64%           11.12%          2.62%
   Ratio of Expenses **                      1.10%                 1.00%              1.00%            1.00%          1.00%

PERIOD ENDED DECEMBER 31, 2005

   Unit Value                                  n/a            $19.090166         $15.583063       $11.799121     $11.340550
   Total Return *                              n/a             10.69%***              3.61%           -3.89%          0.84%
   Ratio of Expenses **                        n/a                 1.00%              1.00%            1.00%          1.00%

PERIOD ENDED DECEMBER 31, 2004

   Unit Value                                  n/a            $17.540416         $15.040034       $12.277074     $11.246377
   Total Return *                              n/a                23.29%             14.23%           20.69%       1.04%***
   Ratio of Expenses **                        n/a                 1.15%              1.00%            1.00%          1.00%

PERIOD ENDED DECEMBER 31, 2003

   Unit Value                                  n/a            $14.226593         $13.166191       $10.172779     $10.927761
   Total Return *                              n/a                27.42%          16.50%***        33.64%***          1.79%
   Ratio of Expenses **                        n/a                 1.15%              1.00%            1.00%          1.15%

PERIOD ENDED DECEMBER 31, 2002

   Unit Value                                  n/a            $11.165350         $ 9.509779       $ 7.694899     $10.735815
   Total Return *                              n/a            -15.82%***         -18.23%***       -20.90%***       7.85%***
   Ratio of Expenses **                        n/a                 1.15%              1.15%            1.15%          1.15%



                                                                                                        JNL/MCM
                                         JNL/MCM          JNL/MCM         JNL/MCM       JNL/MCM         Enhanced
                                      Communication   Consumer Brands      Dow SM     Dow Dividend    S&P 500 Stock
                                    Sector Portfolio  Sector Portfo1io  10 Portfolio  Portfolio(d)  Index Portfolio(b)
                                    ----------------  ----------------  ------------  ------------  -------------------
LOWEST EXPENSE RATIO

PERIOD ENDED DECEMBER 31, 2006

   Unit Value                         $ 6.286020       $12.109280        $11.793390   $11.865620      $10.164248
   Total Return *                         35.64%           12.31%            28.28%    18.66%***          15.68%
   Ratio of Expenses **                    1.10%            1.00%             1.00%        1.10%           1.00%

PERIOD ENDED DECEMBER 31, 2005

   Unit Value                         $ 4.634201       $10.781848        $ 9.193764          n/a      $ 8.786572
   Total Return *                         -0.14%        -0.10%***             6.61%          n/a           3.21%
   Ratio of Expenses **                    1.10%            1.00%             1.00%          n/a           1.00%

PERIOD ENDED DECEMBER 31, 2004

   Unit Value                         $ 4.640711       $11.068600        $ 9.844389          n/a      $ 8.513429
   Total Return *                      -0.23%***            8.83%             1.84%          n/a          10.16%
   Ratio of Expenses **                    1.10%            1.15%             1.00%          n/a           1.00%

PERIOD ENDED DECEMBER 31, 2003

   Unit Value                         $ 3.934696       $10.170973        $ 9.666055          n/a      $ 7.728089
   Total Return *                         31.17%         1.85%***         28.44%***          n/a       12.01%***
   Ratio of Expenses **                    1.40%            1.15%             1.00%          n/a           1.00%

PERIOD ENDED DECEMBER 31, 2002

   Unit Value                         $ 2.999411       $ 8.436548        $ 7.723705          n/a      $ 6.014019
   Total Return *                        -46.35%           -7.25%         -8.74%***          n/a      -20.27%***
   Ratio of Expenses **                    1.40%            1.40%             1.15%          n/a           1.15%


* Total return for period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.

** Annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)  Inception date January 15, 2002.

(b)  Commencement of operations September 30, 2002.

(c)  Commencement of operations May 1, 2006.

(d)  Commencement of operations January 17, 2006.


JACKSON NATIONAL SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)



                                          JNL/Lazard           JNL/Lazard        JNL/Lazard                       JNL/MCM
                                           Emerging              Mid Cap          Small Cap        JNL/MCM       Bond Index
                                      Markets Portfolio(c)   Value(Portfolio   Value Portfolio   25 Portfolio   Portfolio(a)
                                      --------------------   ---------------   ---------------   ------------   ------------

PORTFOLIO DATA
PERIOD ENDED DECEMBER 31, 2006

   Net Assets (in thousands)              $ 30,065             $ 185,662         $ 127,361         $ 707,449     $ 231,059
   Units Outstanding (in thousands)          2,766                 9,361             7,493            56,752        20,619
   Investment Income Ratio *                 0.00%                 2.84%             9.21%             0.00%         2.20%

PERIOD ENDED DECEMBER 31, 2005

   Net Assets (in thousands)                   n/a             $ 162,241         $ 121,325         $ 547,728     $ 169,206
   Units Outstanding (in thousands)            n/a                 9,282             8,217            48,527        15,411
   Investment Income Ratio *                   n/a                10.23%             5.37%             0.00%         2.91%

PERIOD ENDED DECEMBER 31, 2004

   Net Assets (in thousands)                   n/a             $ 133,657         $ 112,999         $ 411,612     $ 111,204
   Units Outstanding (in thousands)            n/a                 8,272             7,838            34,713        10,126
   Investment Income Ratio *                   n/a                 0.18%             0.05%             0.00%         0.39%

PERIOD ENDED DECEMBER 31, 2003

   Net Assets (in thousands)                   n/a              $ 66,277          $ 77,708         $ 164,718      $ 45,891
   Units Outstanding (in thousands)            n/a                 5,061             6,102            16,593         4,248
   Investment Income Ratio *                   n/a                 0.29%             0.00%             0.00%         2.90%

PERIOD ENDED DECEMBER 31, 2002

   Net Assets (in thousands)                   n/a              $ 29,045          $ 28,814          $ 37,494      $ 12,446
   Units Outstanding (in thousands)            n/a                 2,917             3,091             4,921         1,168
   Investment Income Ratio *                   n/a                 0.47%             0.00%             0.00%         8.39%


                                                                                                         NL/MCM
                                         JNL/MCM          JNL/MCM         JNL/MCM       JNL/MCM         Enhanced
                                      Communication   Consumer Brands      Dow SM     Dow Dividend    S&P 500 Stock
                                    Sector Portfolio  Sector Portfo1io  10 Portfolio  Portfolio(d)  Index Portfolio(b)
                                    ----------------  ----------------  ------------  ------------  -------------------

PORTFOLIO DATA
PERIOD ENDED DECEMBER 31, 2006

   Net Assets (in thousands)          $ 53,066          $ 22,722        $ 848,141      $ 278,475        $ 66,622
   Units Outstanding (in thousands)      8,876             1,967           75,604         23,593           6,531
   Investment Income Ratio *             2.29%             0.22%            0.00%          0.00%           6.96%

PERIOD ENDED DECEMBER 31, 2005

   Net Assets (in thousands)          $ 12,982          $ 17,930        $ 547,103            n/a        $ 51,576
   Units Outstanding (in thousands)      2,866             1,727           62,187            n/a           5,773
   Investment Income Ratio *             9.45%             1.73%            0.00%            n/a           5.94%

PERIOD ENDED DECEMBER 31, 2004

   Net Assets (in thousands)          $ 16,654          $ 14,748        $ 429,753            n/a        $ 58,425
   Units Outstanding (in thousands)      3,666             1,356           45,137            n/a           6,653
   Investment Income Ratio *             0.01%             0.00%            0.00%            n/a           0.36%

PERIOD ENDED DECEMBER 31, 2003

   Net Assets (in thousands)           $ 8,250          $ 10,758        $ 229,175            n/a        $ 35,786
   Units Outstanding (in thousands)      2,070             1,067           24,281            n/a           4,316
   Investment Income Ratio *             0.00%             0.00%            0.00%            n/a           0.56%

PERIOD ENDED DECEMBER 31, 2002

   Net Assets (in thousands)           $ 6,113           $ 9,465         $ 80,796            n/a         $ 6,939
   Units Outstanding (in thousands)      2,009             1,118           10,562            n/a           1,108
   Investment Income Ratio *             0.00%             0.00%            0.00%            n/a           0.10%

* These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying mutual fund divided by the average net assets.

(a)  Inception date January 15, 2002.

(b)  Commencement of operations September 30, 2002.

(c)  Commencement of operations May 1, 2006.

(d)  Commencement of operations January 17, 2006.


JACKSON NATIONAL SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)



                                       JNL/MCM        JNL/MCM         JNL/MCM            JNL/MCM          JNL/MCM
                                     Financial         Global        Healthcare       International        JNL 5
                                  Sector Portfolio  15 Portfolio  Sector Portfolio  Index Portfolio(a)  Portfolio(b)
                                  ----------------  ------------  ----------------  ------------------  ------------

HIGHEST EXPENSE RATIO
PERIOD ENDED DECEMBER 31, 2006

   Unit Value                         $12.613960     $14.601799     $10.218724           $16.629925      $13.250811
   Total Return *                         14.49%         34.63%          2.56%               20.79%          14.52%
   Ratio of Expenses **                    3.61%          4.00%          3.56%               3.895%          3.695%

PERIOD ENDED DECEMBER 31, 2005

   Unit Value                         $11.017663     $10.845521     $ 9.963495           $13.767148      $11.570828
   Total Return *                       7.04%***          5.88%       5.18%***                8.99%        7.65%***
   Ratio of Expenses **                    3.61%          4.00%          3.56%               3.895%          3.695%

PERIOD ENDED DECEMBER 31, 2004

   Unit Value                         $11.007919     $10.243321     $ 9.693345           $12.631192      $10.865550
   Total Return *                       7.90%***      21.26%***      -0.43%***            12.88%***        3.95%***
   Ratio of Expenses **                    3.21%          4.00%          3.41%               3.895%          3.095%

PERIOD ENDED DECEMBER 31, 2003

   Unit Value                         $10.336726     $ 8.625915     $10.077613           $11.194379             n/a
   Total Return *                       3.01%***      36.34%***       2.91%***             9.54%***             n/a
   Ratio of Expenses **                    2.51%          3.20%          2.51%                2.96%             n/a

PERIOD ENDED DECEMBER 31, 2002

   Unit Value                         $ 7.851446     $ 6.843038     $ 6.804344           $ 8.431609             n/a
   Total Return *                        -15.42%     -15.17%***        -31.72%           -16.41%***             n/a
   Ratio of Expenses **                    1.60%          2.55%          1.60%                2.55%             n/a


                                     JNL/MCM        JNL/MCM         JNL/MCM         JNL/MCM       JNL/MCM
                                  JNL Optimized   Nasdaq(R) 15     Oil & Gas         S&P(R)        S&P 24
                                  5 Portfolio(c)  Portfolio(b)  Sector Portfo1io  10 Portfolio  Portfolio(c)
                                  --------------  ------------  ----------------  ------------  ------------

HIGHEST EXPENSE RATIO
PERIOD ENDED DECEMBER 31, 2006

   Unit Value                      $10.602318      $10.396119     $23.218669        $11.488758   $10.104177
   Total Return *                   12.32%***           1.04%         16.17%             0.57%        0.00%
   Ratio of Expenses **                 3.26%           3.61%          3.91%             4.00%        2.90%

PERIOD ENDED DECEMBER 31, 2005

   Unit Value                             n/a      $10.289532     $19.986224        $11.424088          n/a
   Total Return *                         n/a        1.68%***      -7.10%***            31.89%          n/a
   Ratio of Expenses **                   n/a           3.61%          3.91%             4.00%          n/a

PERIOD ENDED DECEMBER 31, 2004

   Unit Value                             n/a      $10.787801     $15.647043        $ 8.661826          n/a
   Total Return *                         n/a        1.94%***      15.27%***         15.39%***          n/a
   Ratio of Expenses **                   n/a           3.15%          3.41%             4.00%          n/a

PERIOD ENDED DECEMBER 31, 2003

   Unit Value                             n/a             n/a     $12.795057        $ 7.942574          n/a
   Total Return *                         n/a             n/a       4.35%***         16.27%***          n/a
   Ratio of Expenses **                   n/a             n/a          2.21%             3.20%          n/a

PERIOD ENDED DECEMBER 31, 2002

   Unit Value                             n/a             n/a     $ 8.837502        $ 7.053485          n/a
   Total Return *                         n/a             n/a         -5.04%        -21.32%***          n/a
   Ratio of Expenses **                   n/a             n/a          1.60%             2.55%          n/a

* Total return for period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.

** Annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)  Inception date January 15, 2002.

(b)  Inception date October 1, 2004.

(c)  Commencement of operations May 1, 2006.


JACKSON NATIONAL SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)



                                       JNL/MCM        JNL/MCM         JNL/MCM            JNL/MCM          JNL/MCM
                                     Financial         Global        Healthcare       International        JNL 5
                                  Sector Portfolio  15 Portfolio  Sector Portfolio  Index Portfolio(a)  Portfolio(b)
                                  ----------------  ------------  ----------------  ------------------  ------------

LOWEST EXPENSE RATIO

PERIOD ENDED DECEMBER 31, 2006

   Unit Value                        $15.340976      $18.279250     $12.381483        $19.194913        $14.073753
   Total Return *                        18.64%          38.72%          5.21%            24.33%            17.64%
   Ratio of Expenses **                   1.15%           1.00%          1.00%             1.00%             1.00%

PERIOD ENDED DECEMBER 31, 2005

   Unit Value                        $12.930662      $13.176756     $11.767904        $15.438331        $11.963532
   Total Return *                         4.90%           9.09%       8.74%***            12.19%         -0.31%***
   Ratio of Expenses **                   1.15%           1.00%          1.00%             1.00%             1.00%

PERIOD ENDED DECEMBER 31, 2004

   Unit Value                        $12.326584      $12.078281     $10.984570        $13.761360        $10.917908
   Total Return *                        12.19%          26.84%       0.67%***            18.30%          2.51%***
   Ratio of Expenses **                   1.15%           1.00%          1.10%             1.00%             1.10%

PERIOD ENDED DECEMBER 31, 2003

   Unit Value                        $10.987648      $ 9.522624     $10.712278        $11.632574               n/a
   Total Return *                      1.39%***       32.47%***       2.97%***         31.43%***               n/a
   Ratio of Expenses **                   1.15%           1.00%          1.15%             1.00%               n/a

PERIOD ENDED DECEMBER 31, 2002

   Unit Value                        $ 8.265111      $ 7.185739     $ 8.369873        $ 8.543937               n/a
   Total Return *                       -15.25%      -19.91%***        -31.59%        -12.50%***               n/a
   Ratio of Expenses **                   1.40%           1.15%          1.40%             1.15%               n/a


                                     JNL/MCM        JNL/MCM         JNL/MCM         JNL/MCM       JNL/MCM
                                  JNL Optimized   Nasdaq(R) 15     Oil & Gas         S&P(R)        S&P 24
                                  5 Portfolio(c)  Portfolio(b)  Sector Portfo1io  10 Portfolio  Portfolio(c)
                                  --------------  ------------  ----------------  ------------  ------------

LOWEST EXPENSE RATIO

PERIOD ENDED DECEMBER 31, 2006

   Unit Value                       $10.751698     $10.996216     $28.880108       $14.382183   $10.225154
   Total Return *                     7.09%***          3.60%         19.59%            3.62%     2.25%***
   Ratio of Expenses **                  1.15%          1.10%          1.00%            1.00%        1.10%

PERIOD ENDED DECEMBER 31, 2005

   Unit Value                              n/a     $10.614405     $24.148719       $13.879669          n/a
   Total Return *                          n/a         -2.09%      35.51***%           35.89%          n/a
   Ratio of Expenses **                    n/a          1.10%          1.00%            1.00%          n/a

PERIOD ENDED DECEMBER 31, 2004

   Unit Value                              n/a     $10.841214     $17.733168       $10.213546          n/a
   Total Return *                          n/a      -0.85%***      -0.66%***           16.50%          n/a
   Ratio of Expenses **                    n/a          1.10%          1.10%            1.00%          n/a

PERIOD ENDED DECEMBER 31, 2003

   Unit Value                              n/a            n/a     $13.328740       $ 8.767335          n/a
   Total Return *                          n/a            n/a       2.14%***        14.60%***          n/a
   Ratio of Expenses **                    n/a            n/a          1.30%            1.00%          n/a

PERIOD ENDED DECEMBER 31, 2002

   Unit Value                              n/a            n/a     $10.207599       $ 7.406712          n/a
   Total Return *                          n/a            n/a         -4.85%       -24.46%***          n/a
   Ratio of Expenses **                    n/a            n/a          1.40%            1.15%          n/a

* Total return for period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.

** Annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)  Inception date January 15, 2002.

(b)  Inception date October 1, 2004.

(c)  Commencement of operations May 1, 2006.


JACKSON NATIONAL SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)



                                           JNL/MCM        JNL/MCM         JNL/MCM            JNL/MCM          JNL/MCM
                                         Financial         Global        Healthcare       International        JNL 5
                                      Sector Portfolio  15 Portfolio  Sector Portfolio  Index Portfolio(a)  Portfolio(b)
                                      ----------------  ------------  ----------------  ------------------  ------------

PORTFOLIO DATA
PERIOD ENDED DECEMBER 31, 2006

   Net Assets (in thousands)            $ 66,020        $ 1,120,821     $ 80,719          $ 457,401         $ 3,510,402
   Units Outstanding (in thousands)        4,511             64,547        6,873             24,461             253,347
   Investment Income Ratio *               1.37%              0.00%        0.58%              3.16%               0.43%

PERIOD ENDED DECEMBER 31, 2005

   Net Assets (in thousands)            $ 37,388          $ 639,572     $ 73,969          $ 270,319         $ 1,178,139
   Units Outstanding (in thousands)        2,987             50,759        6,571             17,823              99,440
   Investment Income Ratio *               1.82%              0.00%        0.84%              2.95%               0.05%

PERIOD ENDED DECEMBER 31, 2004

   Net Assets (in thousands)            $ 28,505          $ 395,535     $ 39,865          $ 162,270            $ 81,383
   Units Outstanding (in thousands)        2,369             33,886        3,742             11,867               7,460
   Investment Income Ratio *               0.07%              0.00%        0.00%              0.13%               0.60%

PERIOD ENDED DECEMBER 31, 2003

   Net Assets (in thousands)            $ 17,929          $ 141,341     $ 23,580           $ 59,006                 n/a
   Units Outstanding (in thousands)        1,654             15,206        2,248              5,039                 n/a
   Investment Income Ratio *               0.00%              0.00%        0.00%              2.51%                 n/a

PERIOD ENDED DECEMBER 31, 2002

   Net Assets (in thousands)            $ 14,179           $ 30,518     $ 18,282            $ 8,582                 n/a
   Units Outstanding (in thousands)        1,718              4,289        2,205              1,002                 n/a
   Investment Income Ratio *               0.00%              0.00%        0.00%              6.09%                 n/a


                                         JNL/MCM        JNL/MCM         JNL/MCM         JNL/MCM       JNL/MCM
                                      JNL Optimized   Nasdaq(R) 15     Oil & Gas         S&P(R)        S&P 24
                                      5 Portfolio(c)  Portfolio(b)  Sector Portfo1io  10 Portfolio  Portfolio(c)
                                      --------------  ------------  ----------------  ------------  ------------

PORTFOLIO DATA
PERIOD ENDED DECEMBER 31, 2006

   Net Assets (in thousands)           $ 83,942         $ 65,396      $ 282,036         $ 803,247    $ 17,704
   Units Outstanding (in thousands)       7,834            6,035         10,353            58,733       1,737
   Investment Income Ratio *              0.85%            0.00%          1.23%             0.00%       0.00%

PERIOD ENDED DECEMBER 31, 2005

   Net Assets (in thousands)                n/a         $ 42,128      $ 173,953         $ 694,989         n/a
   Units Outstanding (in thousands)         n/a            4,002          7,593            52,332         n/a
   Investment Income Ratio *                n/a            0.00%          2.75%             0.00%         n/a

PERIOD ENDED DECEMBER 31, 2004

   Net Assets (in thousands)                n/a          $ 9,084       $ 52,129         $ 361,642         n/a
   Units Outstanding (in thousands)         n/a              838          3,035            36,652         n/a
   Investment Income Ratio *                n/a            0.00%          0.00%             0.00%         n/a

PERIOD ENDED DECEMBER 31, 2003

   Net Assets (in thousands)                n/a              n/a        $ 9,127         $ 155,153         n/a
   Units Outstanding (in thousands)         n/a              n/a            693            18,152         n/a
   Investment Income Ratio *                n/a              n/a          0.00%             0.00%         n/a

PERIOD ENDED DECEMBER 31, 2002

   Net Assets (in thousands)                n/a              n/a        $ 7,405          $ 41,227         n/a
   Units Outstanding (in thousands)         n/a              n/a            731             5,639         n/a
   Investment Income Ratio *                n/a              n/a          0.00%             0.00%         n/a

* These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying mutual fund divided by the average net assets.

(a)  Inception date January 15, 2002.

(b)  Inception date October 1, 2004.

(c)  Commencement of operations May 1, 2006.

JACKSON NATIONAL SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)



                                       JNL/MCM             JNL/MCM            JNL/MCM            JNL/MCM            JNL/MCM
                                    S&P 400 MidCap         S&P 500        Select Small-Cap      Small Cap          Technology
                                  Index Portfolio(a)  Index Portfolio(a)     Portfolio      Index Portfolio(a)  Sector Portfolio
                                  ------------------  ------------------  ----------------  ------------------  ----------------

HIGHEST EXPENSE RATIO
PERIOD ENDED DECEMBER 31, 2006

   Unit Value                        $13.578314          $10.850789         $17.633309         $13.872382        $ 5.258183
   Total Return *                         5.51%              10.69%              5.20%             13.01%             5.38%
   Ratio of Expenses **                  3.895%              3.895%              4.00%             3.895%             3.71%

PERIOD ENDED DECEMBER 31, 2005

   Unit Value                        $12.869369          $ 9.802793         $16.761938         $12.275325        $ 4.989541
   Total Return *                         7.71%               0.40%              4.66%              0.25%          0.00%***
   Ratio of Expenses **                  3.895%              3.895%              4.00%             3.895%             3.71%

PERIOD ENDED DECEMBER 31, 2004

   Unit Value                        $11.947627          $ 9.763928         $16.015281         $12.244585        $ 5.197926
   Total Return *                      8.47%***            5.24%***              4.35%           9.54%***          1.14%***
   Ratio of Expenses **                  3.895%              3.895%              4.00%             3.895%             3.21%

PERIOD ENDED DECEMBER 31, 2003

   Unit Value                        $10.927268          $ 9.394300         $15.348024         $11.042704        $ 5.476582
   Total Return *                      3.34%***            4.74%***          37.33%***           3.12%***          3.62%***
   Ratio of Expenses **                   2.96%               2.96%              3.20%              2.96%             2.51%

PERIOD ENDED DECEMBER 31, 2002

   Unit Value                        $ 8.398081          $ 7.601826         $10.950660         $ 7.827609        $ 5.639598
   Total Return *                    -12.81%***          -11.94%***         -10.76%***         -17.20%***           -38.20%
   Ratio of Expenses **                   2.55%               2.55%              2.55%              2.55%             1.60%



                                       JNL/MCM          JNL/MCM        JNL/MCM     JNL/Oppenheimer
                                      The Dow SM     Value Line(R)       VIP        Global Growth   JNL/Oppenheimer
                                    5 Portfolio(c)  25 Portfolio(b)  Portfolio(b)     Portfolio     Growth Portfolio
                                    --------------  ---------------  ------------  ---------------  ----------------


HIGHEST EXPENSE RATIO
PERIOD ENDED DECEMBER 31, 2006
                                            n/a       $14.455154      $12.655538      $12.940106       $ 8.174754
   Unit Value                               n/a        -6.36%***           8.31%          12.82%            1.43%
   Total Return *                           n/a           3.695%           3.51%           3.61%            3.36%
   Ratio of Expenses **

PERIOD ENDED DECEMBER 31, 2005
                                            n/a       $15.224490      $11.684904      $11.469210       $ 8.059353
   Unit Value                               n/a        18.82%***        8.42%***        5.39%***        11.54%***
   Total Return *                           n/a            3.61%           3.51%           3.61%            3.36%
   Ratio of Expenses **

PERIOD ENDED DECEMBER 31, 2004
                                     $ 8.999041       $11.381625      $11.031481      $10.553022       $ 7.677775
   Unit Value                            -3.55%         2.50%***        2.75%***       13.03%***         2.35%***
   Total Return *                         1.60%            3.21%           3.21%           3.41%            3.21%
   Ratio of Expenses **

PERIOD ENDED DECEMBER 31, 2003
                                     $ 9.330596              n/a             n/a      $ 9.363973       $ 7.668190
   Unit Value                            17.65%              n/a             n/a       14.54%***        -1.19%***
   Total Return *                         1.60%              n/a             n/a           2.91%            2.91%
   Ratio of Expenses **

PERIOD ENDED DECEMBER 31, 2002
                                     $ 7.930959              n/a             n/a      $ 6.900125       $ 6.743170
   Unit Value                           -13.40%              n/a             n/a      -13.58%***        -1.43%***
   Total Return *                         1.60%              n/a             n/a           2.55%            2.55%
   Ratio of Expenses **

* Total return for period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.

** Annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)  Inception date January 15, 2002

(b)  Inception date October 1, 2004.

(c)  For 2004, the period is from January 1, 2004 through  acquisition April 30,
     2004. Unit values disclosed are as of April 30, 2004.



JACKSON NATIONAL SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)



                                       JNL/MCM             JNL/MCM            JNL/MCM            JNL/MCM            JNL/MCM
                                    S&P 400 MidCap         S&P 500        Select Small-Cap      Small Cap          Technology
                                  Index Portfolio(a)  Index)Portfolio(a)     Portfolio      Index Portfolio(a)  Sector Portfolio
                                  ------------------  ------------------  ----------------  ------------------  ----------------

LOWEST EXPENSE RATIO

PERIOD ENDED DECEMBER 31, 2006

    Unit Value                       $15.672619          $12.524398         $22.074332          $16.012149        $ 6.443138
   Total Return *                         8.60%              13.93%              8.39%              16.32%             8.27%
   Ratio of Expenses **                   1.00%               1.00%              1.00%               1.00%             1.00%

PERIOD ENDED DECEMBER 31, 2005

    Unit Value                       $14.431578          $10.992756         $20.364977          $13.765517        $ 5.950916
   Total Return *                        10.87%               3.34%              7.84%               3.19%          8.47%***
   Ratio of Expenses **                   1.00%               1.00%              1.00%               1.00%             1.00%

PERIOD ENDED DECEMBER 31, 2004

    Unit Value                       $13.016647          $10.637567         $18.884179          $13.340256        $ 5.835762
   Total Return *                        14.63%               8.97%             11.46%              16.26%          0.30%***
   Ratio of Expenses **                   1.00%               1.00%              1.00%               1.00%             1.10%

PERIOD ENDED DECEMBER 31, 2003

    Unit Value                       $11.354967          $ 9.762010         $16.941890          $11.474890        $ 5.821507
   Total Return *                     28.13%***           19.74%***          23.32%***           35.07%***         -0.33%***
   Ratio of Expenses **                   1.00%               1.00%              1.00%               1.00%             1.15%

PERIOD ENDED DECEMBER 31, 2002

   Unit Value                        $ 8.510876          $ 7.704551         $11.499123          $ 7.933415        $ 4.018247
   Total Return *                    -15.35%***          -21.66%***         -24.47%***          -20.14%***           -38.08%
   Ratio of Expenses **                   1.15%               1.15%              1.15%               1.15%             1.40%



                                     JNL/MCM         JNL/MCM         JNL/MCM     JNL/Oppenheimer
                                    The Dow SM     Value Line(R)       VIP        Global Growth    JNL/Oppenheimer
                                  5 Portfolio(c)  25 Portfolio(b)  Portfolio(b)     Portfolio      Growth Portfolio
                                  --------------  ---------------  ------------  ---------------   ----------------

LOWEST EXPENSE RATIO

PERIOD ENDED DECEMBER 31, 2006

    Unit Value                            n/a       $15.352958       $13.356133     $15.002894       $ 9.345466
   Total Return *                         n/a           -2.36%        10.94%***         15.80%            3.85%
   Ratio of Expenses **                   n/a            1.00%            1.00%          1.00%            1.00%

PERIOD ENDED DECEMBER 31, 2005

    Unit Value                            n/a       $15.724123       $12.038914     $12.955865       $ 8.999214
   Total Return *                         n/a           37.42%            8.58%         12.61%            8.08%
   Ratio of Expenses **                   n/a            1.00%            1.10%          1.00%            1.00%

PERIOD ENDED DECEMBER 31, 2004

    Unit Value                     $ 7.149908       $11.442423       $11.087700     $11.504893       $ 8.326560
   Total Return *                      -3.49%         8.45%***         0.16%***         16.76%            3.19%
   Ratio of Expenses **                 1.40%            1.00%            1.10%          1.00%            1.00%

PERIOD ENDED DECEMBER 31, 2003

    Unit Value                     $ 7.408429              n/a              n/a     $ 9.853500       $ 8.069163
   Total Return *                      17.88%              n/a              n/a      20.20%***         4.89%***
   Ratio of Expenses **                 1.40%              n/a              n/a          1.00%            1.00%

PERIOD ENDED DECEMBER 31, 2002

   Unit Value                      $ 6.284536              n/a              n/a     $ 7.062724       $ 6.902335
   Total Return *                     -13.22%              n/a              n/a     -20.66%***       -23.39%***
   Ratio of Expenses **                 1.40%              n/a              n/a          1.15%            1.15%

* Total return for period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.

** Annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)  Inception date January 15, 2002

(b)  Inception date October 1, 2004.

(c)  For 2004, the period is from January 1, 2004 through  acquisition April 30,
     2004. Unit values disclosed are as of April 30, 2004.


JACKSON NATIONAL SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)



                                           JNL/MCM             JNL/MCM            JNL/MCM            JNL/MCM            JNL/MCM
                                        S&P 400 MidCap         S&P 500        Select Small-Cap      Small Cap          Technology
                                      Index Portfolio(a)  Index)Portfolio(a)     Portfolio      Index Portfolio(a)  Sector Portfolio
                                      ------------------  ------------------  ----------------  ------------------  ----------------

PORTFOLIO DATA
PERIOD ENDED DECEMBER 31, 2006

   Net Assets (in thousands)             $ 349,594         $ 506,064            $ 700,093         $ 310,494            $ 59,686
   Units Outstanding (in thousands)         22,952            41,376               33,390            19,903               9,646
   Investment Income Ratio *                 1.35%             1.51%                0.00%             1.59%               0.09%

PERIOD ENDED DECEMBER 31, 2005

   Net Assets (in thousands)             $ 264,156         $ 380,518            $ 546,751         $ 217,908            $ 45,266
   Units Outstanding (in thousands)         18,676            35,107               28,099            16,115               7,874
   Investment Income Ratio *                 1.58%             1.39%                0.00%             2.05%               1.60%

PERIOD ENDED DECEMBER 31, 2004

   Net Assets (in thousands)             $ 185,042         $ 286,238            $ 356,177         $ 162,490            $ 29,545
   Units Outstanding (in thousands)         14,331            26,949               19,549            12,205               5,149
   Investment Income Ratio *                 0.01%             1.60%                0.00%             0.00%               0.00%

PERIOD ENDED DECEMBER 31, 2003

   Net Assets (in thousands)              $ 76,144         $ 129,749            $ 170,194          $ 70,041            $ 20,428
   Units Outstanding (in thousands)          6,673            13,081               10,329             6,008               3,510
   Investment Income Ratio *                 0.61%             1.67%                0.00%             0.80%               0.00%

PERIOD ENDED DECEMBER 31, 2002

   Net Assets (in thousands)              $ 11,541          $ 21,548             $ 38,586           $ 9,632            $ 14,504
   Units Outstanding (in thousands)          1,341             2,716                3,428             1,200               3,570
   Investment Income Ratio *                 1.59%             0.00%                0.00%             2.62%               0.00%



                                         JNL/MCM         JNL/MCM         JNL/MCM     JNL/Oppenheimer
                                        The Dow SM     Value Line(R)       VIP        Global Growth    JNL/Oppenheimer
                                      5 Portfolio(c)  25 Portfolio(b)  Portfolio(b)     Portfolio      Growth Portfolio
                                      --------------  ---------------  ------------  ---------------   ----------------

PORTFOLIO DATA
PERIOD ENDED DECEMBER 31, 2006

   Net Assets (in thousands)               n/a         $ 822,800        $ 413,219       $ 180,942        $ 26,961
   Units Outstanding (in thousands)        n/a            54,436           31,351          12,505           2,995
   Investment Income Ratio *               n/a             0.00%            0.52%           0.52%           0.00%

PERIOD ENDED DECEMBER 31, 2005

   Net Assets (in thousands)               n/a         $ 451,873        $ 225,951       $ 124,849        $ 24,869
   Units Outstanding (in thousands)        n/a            28,983           18,905           9,918           2,846
   Investment Income Ratio *               n/a             0.00%            0.55%           0.25%           0.13%

PERIOD ENDED DECEMBER 31, 2004

   Net Assets (in thousands)               n/a          $ 33,044         $ 21,516       $ 100,400        $ 21,413
   Units Outstanding (in thousands)        n/a             2,890            1,943           8,904           2,627
   Investment Income Ratio *               n/a             0.00%            0.37%           0.16%           0.00%

PERIOD ENDED DECEMBER 31, 2003

   Net Assets (in thousands)           $ 7,804               n/a              n/a        $ 56,554        $ 16,371
   Units Outstanding (in thousands)      1,038               n/a              n/a           5,815           2,054
   Investment Income Ratio *             0.00%               n/a              n/a           0.00%           0.00%

PERIOD ENDED DECEMBER 31, 2002

   Net Assets (in thousands)           $ 8,047               n/a              n/a        $ 23,910         $ 6,557
   Units Outstanding (in thousands)      1,265               n/a              n/a           3,398             953
   Investment Income Ratio *             0.00%               n/a              n/a           0.00%           0.00%

* These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying mutual fund divided by the average net assets.

(a)  Inception date January 15, 2002

(b)  Inception date October 1, 2004.

(c)  For 2004, the period is from January 1, 2004 through  acquisition April 30,
     2004.


JACKSON NATIONAL SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)


                                                   JNL/
                                  JNL/PIMCO        PPM America                            JNL/Putnam         JNL/Putnam
                                  Total Return     High Yield          JNL/Putnam         Midcap             Value Equity
                                  Bond Portfolio   Bond Portfolio(b)   Equity Portfolio   Growth Portfolio   Portfolio
                                  --------------   -----------------   ----------------   ----------------   ------------

HIGHEST EXPENSE RATIO
PERIOD ENDED DECEMBER 31, 2006

   Unit Value                      $11.519490               n/a          $19.337160          $ 7.488775       $15.286772
   Total Return *                      -0.48%               n/a              10.00%               1.89%         6.15%***
   Ratio of Expenses **                 3.91%               n/a               3.36%               3.71%            4.86%

PERIOD ENDED DECEMBER 31, 2005

   Unit Value                      $11.575526               n/a          $17.579695          $ 7.349686       $16.589654
   Total Return *                   -0.56%***               n/a            2.30%***           15.05%***         2.22%***
   Ratio of Expenses **                 3.91%               n/a               3.36%               3.71%           3.395%

PERIOD ENDED DECEMBER 31, 2004

   Unit Value                      $11.926497        $12.724062          $17.207404          $ 6.963899       $16.757063
   Total Return *                    1.88%***          3.86%***           12.96%***           13.60%***         8.02%***
   Ratio of Expenses **                 3.71%             3.86%               3.06%               3.21%           3.145%

PERIOD ENDED DECEMBER 31, 2003

   Unit Value                      $12.381470        $13.606623          $16.262016          $ 6.129631       $16.162710
   Total Return *                    0.04%***          2.89%***           12.32%***            7.46%***        11.15%***
   Ratio of Expenses **                 2.96%             2.91%               2.65%               2.91%            2.85%

PERIOD ENDED DECEMBER 31, 2002

   Unit Value                      $12.295342        $12.141023          $13.480564          $ 4.773797       $13.661166
   Total Return *                    3.95%***         -1.44%***          -16.32%***           -8.41%***        -7.36%***
   Ratio of Expenses **                 2.75%             2.55%               2.30%               2.55%            2.55%



                                                                                       JNL/S&P
                                  JNL/S&P          JNL/S&P           JNL/S&P           Equity Aggressive   JNL/S&P
                                  Core Index 50    Core Index 75     Core Index 100    Growth              Equity Growth
                                  Portfolio(a)(b)  Portfolio(a)(b)   Portfolio(a)(b)   Portfolio I(b)      Portfolio I(b)
                                  ---------------  ---------------   ---------------   -----------------   --------------

HIGHEST EXPENSE RATIO
PERIOD ENDED DECEMBER 31, 2006

   Unit Value                            n/a               n/a               n/a                n/a                n/a
   Total Return *                        n/a               n/a               n/a                n/a                n/a
   Ratio of Expenses **                  n/a               n/a               n/a                n/a                n/a

PERIOD ENDED DECEMBER 31, 2005

   Unit Value                            n/a               n/a               n/a                n/a                n/a
   Total Return *                        n/a               n/a               n/a                n/a                n/a
   Ratio of Expenses **                  n/a               n/a               n/a                n/a                n/a

PERIOD ENDED DECEMBER 31, 2004

   Unit Value                     $ 9.674371        $ 9.927086        $ 9.942134         $ 9.686693         $ 9.091057
   Total Return *                   0.52%***          0.33%***         -0.12%***           2.57%***          -1.72%***
   Ratio of Expenses **                3.31%             3.01%             3.41%              3.01%              3.60%

PERIOD ENDED DECEMBER 31, 2003

   Unit Value                     $ 9.696129        $ 9.856715        $10.013355         $ 9.680172         $ 9.523169
   Total Return *                   7.49%***          6.69%***          4.74%***             26.29%          33.81%***
   Ratio of Expenses **                2.91%             2.91%             2.77%              2.85%             2.745%

PERIOD ENDED DECEMBER 31, 2002

   Unit Value                     $ 7.657951        $ 8.073167        $ 8.450795         $ 7.665325         $ 7.661773
   Total Return *                 -20.61%***        -16.45%***          0.66%***           3.02%***         -20.01%***
   Ratio of Expenses **                2.45%             2.26%             2.55%              2.85%              2.45%

* Total return for period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.

** Annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)  Inception date October 29, 2002.

(b)  For 2004, the period is from January 1, 2004 through acquisition October 1,
     2004. Unit values disclosed are as of October 1, 2004.

JACKSON NATIONAL SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)


                                                   JNL/
                                  JNL/PIMCO        PPM America                            JNL/Putnam         JNL/Putnam
                                  Total Return     High Yield          JNL/Putnam         Midcap             Value Equity
                                  Bond Portfolio   Bond Portfolio(b)   Equity Portfolio   Growth Portfolio   Portfolio
                                  --------------   -----------------   ----------------   ----------------   ------------

LOWEST EXPENSE RATIO

PERIOD ENDED DECEMBER 31, 2006

    Unit Value                     $14.896380               n/a         $25.000877         $ 8.971582        $23.672826
   Total Return *                       2.45%               n/a             12.45%              4.68%            11.79%
   Ratio of Expenses **                 1.00%               n/a              1.15%              1.00%             1.10%

PERIOD ENDED DECEMBER 31, 2005

    Unit Value                     $14.540662               n/a         $22.233139         $ 8.570161        $21.175540
   Total Return *                       1.29%               n/a              7.51%          11.57%***             9.10%
   Ratio of Expenses **                 1.00%               n/a              1.15%              1.00%             1.10%

PERIOD ENDED DECEMBER 31, 2004

    Unit Value                     $14.354794        $16.643811         $20.680819         $ 7.665919        $20.312647
   Total Return *                       3.41%          2.97%***             11.75%             17.27%             8.50%
   Ratio of Expenses **                 1.00%             1.00%              1.15%              1.15%             1.15%

PERIOD ENDED DECEMBER 31, 2003

    Unit Value                     $13.881564        $15.840241         $18.506230         $ 6.537242        $18.720938
   Total Return *                    1.19%***            17.31%             25.77%             31.94%            23.13%
   Ratio of Expenses **                 1.00%             1.15%              1.15%              1.15%             1.15%

PERIOD ENDED DECEMBER 31, 2002

   Unit Value                      $13.284507        $13.502664         $14.714245         $ 4.954798        $15.204304
   Total Return *                    6.02%***          1.74%***         -21.91%***         -27.46%***        -18.87%***
   Ratio of Expenses **                 1.15%             1.15%              1.15%              1.15%             1.15%


                                                                                       JNL/S&P
                                  JNL/S&P          JNL/S&P           JNL/S&P           Equity Aggressive   JNL/S&P
                                  Core Index 50    Core Index 75     Core Index 100    Growth              Equity Growth
                                  Portfolio(a)(b)  Portfolio(a)(b)   Portfolio(a)(b)   Portfolio I(b)      Portfolio I(b)
                                  ---------------  ---------------   ---------------   -----------------   --------------

LOWEST EXPENSE RATIO

PERIOD ENDED DECEMBER 31, 2006

    Unit Value                           n/a               n/a              n/a                n/a                 n/a
   Total Return *                        n/a               n/a              n/a                n/a                 n/a
   Ratio of Expenses **                  n/a               n/a              n/a                n/a                 n/a

PERIOD ENDED DECEMBER 31, 2005

    Unit Value                           n/a               n/a              n/a                n/a                 n/a
   Total Return *                        n/a               n/a              n/a                n/a                 n/a
   Ratio of Expenses **                  n/a               n/a              n/a                n/a                 n/a

PERIOD ENDED DECEMBER 31, 2004

    Unit Value                    $10.258129        $10.483302       $10.556039         $11.032146          $10.653710
   Total Return *                      2.21%             2.45%            2.09%          -1.06%***               2.12%
   Ratio of Expenses **                1.15%             1.00%            1.15%              1.00%               1.15%

PERIOD ENDED DECEMBER 31, 2003

    Unit Value                    $10.036223        $10.232527       $10.340127         $10.667902          $10.433033
   Total Return *                     29.43%         10.96%***           20.68%             28.45%              28.06%
   Ratio of Expenses **                1.15%             1.00%            1.15%              1.15%               1.15%

PERIOD ENDED DECEMBER 31, 2002

   Unit Value                     $ 7.754044        $ 8.159377       $ 8.568248         $ 8.305062          $ 8.146720
   Total Return *                 -22.88%***        -17.55%***       -12.17%***         -20.77%***          -18.69%***
   Ratio of Expenses **                1.15%             1.15%            1.15%              1.15%               1.15%

* Total return for period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.

** Annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)  Inception date October 29, 2002.

(b)  For 2004, the period is from January 1, 2004 through acquisition October 1,
     2004. Unit values disclosed are as of October 1, 2004.

JACKSON NATIONAL SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)


                                                      JNL/
                                     JNL/PIMCO        PPM America                            JNL/Putnam         JNL/Putnam
                                     Total Return     High Yield          JNL/Putnam         Midcap             Value Equity
                                     Bond Portfolio   Bond Portfolio(b)   Equity Portfolio   Growth Portfolio   Portfolio
                                     --------------   -----------------   ----------------   ----------------   ------------

PORTFOLIO DATA
PERIOD ENDED DECEMBER 31, 2006

   Net Assets (in thousands)            $ 435,179             n/a           $ 103,219           $ 31,535         $ 154,997
   Units Outstanding (in thousands)        31,702             n/a               5,014              3,663             7,582
   Investment Income Ratio *                3.97%             n/a               0.36%              0.00%             0.03%

PERIOD ENDED DECEMBER 31, 2005

   Net Assets (in thousands)            $ 324,438             n/a           $ 118,699           $ 31,036         $ 169,897
   Units Outstanding (in thousands)        24,289             n/a               6,488              3,744             9,315
   Investment Income Ratio *                4.46%             n/a               0.76%              0.00%             0.96%

PERIOD ENDED DECEMBER 31, 2004

   Net Assets (in thousands)            $ 233,210             $ -           $ 135,415           $ 28,326         $ 195,303
   Units Outstanding (in thousands)        17,736               -               7,956              3,759            11,118
   Investment Income Ratio *                1.79%           5.60%               0.57%              0.00%             1.34%

PERIOD ENDED DECEMBER 31, 2003

   Net Assets (in thousands)            $ 186,434       $ 188,838           $ 149,857           $ 22,216         $ 207,764
   Units Outstanding (in thousands)        14,871          12,583               9,829              3,431            12,884
   Investment Income Ratio *                1.71%           7.29%               0.32%              0.00%             1.17%

PERIOD ENDED DECEMBER 31, 2002

   Net Assets (in thousands)            $ 110,041       $ 117,270           $ 139,925           $ 13,389         $ 188,294
   Units Outstanding (in thousands)         9,590           9,210              11,566              2,712            14,475
   Investment Income Ratio *                0.03%           7.89%               0.00%              0.00%             0.98%


                                                                                          JNL/S&P
                                     JNL/S&P          JNL/S&P           JNL/S&P           Equity Aggressive   JNL/S&P
                                     Core Index 50    Core Index 75     Core Index 100    Growth              Equity Growth
                                     Portfolio(a)(b)  Portfolio(a)(b)   Portfolio(a)(b)   Portfolio I(b)      Portfolio I(b)
                                     ---------------  ---------------   ---------------   -----------------   --------------

PORTFOLIO DATA
PERIOD ENDED DECEMBER 31, 2006

   Net Assets (in thousands)               n/a             n/a             n/a                    n/a                n/a
   Units Outstanding (in thousands)        n/a             n/a             n/a                    n/a                n/a
   Investment Income Ratio *               n/a             n/a             n/a                    n/a                n/a

PERIOD ENDED DECEMBER 31, 2005

   Net Assets (in thousands)               n/a             n/a             n/a                    n/a                n/a
   Units Outstanding (in thousands)        n/a             n/a             n/a                    n/a                n/a
   Investment Income Ratio *               n/a             n/a             n/a                    n/a                n/a

PERIOD ENDED DECEMBER 31, 2004

   Net Assets (in thousands)               $ -             $ -             $ -                    $ -                $ -
   Units Outstanding (in thousands)          -               -               -                      -                  -
   Investment Income Ratio *             0.24%           0.31%           0.51%                  0.06%              0.11%

PERIOD ENDED DECEMBER 31, 2003

   Net Assets (in thousands)           $ 7,249         $ 9,952        $ 35,894               $ 49,337          $ 151,714
   Units Outstanding (in thousands)        706             978           3,463                  4,712             14,817
   Investment Income Ratio *             0.07%           0.42%           0.49%                  0.00%              0.01%

PERIOD ENDED DECEMBER 31, 2002

   Net Assets (in thousands)           $ 1,968         $ 4,460        $ 14,172               $ 30,101           $ 99,366
   Units Outstanding (in thousands)        254             546           1,655                  3,674             12,359
   Investment Income Ratio *             0.00%           0.00%           0.00%                  0.07%              0.10%

* These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying mutual fund divided by the average net assets.

(a)  Inception date October 29, 2002.

(b)  For 2004, the period is from January 1, 2004 through acquisition October 1,
     2004.


JACKSON NATIONAL SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)



                                  JNL/              JNL/                            JNL/          JNL/
                                  S&P Managed       S&P Managed   JNL/              S&P Managed   S&P Managed
                                  Aggressive        Conservative  S&P Managed       Moderate      Moderate
                                  Growth Portfolio  Portfolio(c)  Growth Portfolio  Portfolio(c)  Growth Portfolio
                                  ----------------  ------------  ----------------  ------------  ----------------

HIGHEST EXPENSE RATIO
PERIOD ENDED DECEMBER 31, 2006

   Unit Value                        $12.588579      $10.660437     $12.486478       $11.247113     $11.651023
   Total Return *                        11.32%        3.25%***          9.90%         3.88%***      10.48%***
   Ratio of Expenses **                   3.75%          3.695%          3.80%           3.695%          4.01%

PERIOD ENDED DECEMBER 31, 2005

   Unit Value                        $11.308090      $10.304722     $11.361577       $10.628068     $11.030655
   Total Return *                         4.49%        1.62%***          3.44%         4.67%***          2.51%
   Ratio of Expenses **                   3.75%           3.31%          3.80%            3.26%          3.75%

PERIOD ENDED DECEMBER 31, 2004

   Unit Value                        $10.821744      $10.276433     $10.983719       $10.465081     $10.760930
   Total Return *                      6.71%***       -0.01%***       4.36%***         1.24%***       9.35%***
   Ratio of Expenses **                   3.75%           2.96%          3.80%            2.96%          3.75%

PERIOD ENDED DECEMBER 31, 2003

   Unit Value                        $10.470370             n/a     $10.777273              n/a     $10.699272
   Total Return *                      6.79%***             n/a       5.78%***              n/a       3.75%***
   Ratio of Expenses **                   2.91%             n/a          2.91%              n/a          2.91%

PERIOD ENDED DECEMBER 31, 2002

   Unit Value                        $ 8.688297             n/a     $ 9.271417              n/a     $ 9.493182
   Total Return *                    -18.57%***             n/a     -13.79%***              n/a      -4.64%***
   Ratio of Expenses **                   2.45%             n/a          2.55%              n/a          2.60%




                                                                                            JNL/            JNL/S&P
                                   JNL/               JNL/               JNL/               S&P Retirement  Very Aggressive
                                   S&P Retirement     S&P Retirement     S&P Retirement     Income          Growth
                                   2015 Portfolio(d)  2020 Portfolio(d)  2025 Portfolio(d)  Portfolio(d)    Portfolio I(a)(b)
                                   -----------------  -----------------  -----------------  --------------  -----------------

HIGHEST EXPENSE RATIO
PERIOD ENDED DECEMBER 31, 2006

   Unit Value                        $10.716011         $10.857985         $10.947109         $10.467614              n/a
   Total Return *                      8.03%***           1.07%***          11.83%***           2.80%***              n/a
   Ratio of Expenses **                   2.76%              2.61%              2.41%              2.71%              n/a

PERIOD ENDED DECEMBER 31, 2005

   Unit Value                               n/a                n/a                n/a                n/a              n/a
   Total Return *                           n/a                n/a                n/a                n/a              n/a
   Ratio of Expenses **                     n/a                n/a                n/a                n/a              n/a

PERIOD ENDED DECEMBER 31, 2004

   Unit Value                               n/a                n/a                n/a                n/a       $10.219227
   Total Return *                           n/a                n/a                n/a                n/a        -1.15%***
   Ratio of Expenses **                     n/a                n/a                n/a                n/a            2.91%

PERIOD ENDED DECEMBER 31, 2003

   Unit Value                               n/a                n/a                n/a                n/a       $10.191803
   Total Return *                           n/a                n/a                n/a                n/a         4.90%***
   Ratio of Expenses **                     n/a                n/a                n/a                n/a            2.75%

PERIOD ENDED DECEMBER 31, 2002

   Unit Value                               n/a                n/a                n/a                n/a       $ 8.138055
   Total Return *                           n/a                n/a                n/a                n/a       -16.71%***
   Ratio of Expenses **                     n/a                n/a                n/a                n/a            2.45%


* Total return for period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.

** Annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)  Inception date September 30, 2002.

(b)  For 2004, the period is from January 1, 2004 through acquisition October 1,
     2004. Unit values disclosed are as of October 1, 2004.

(c)  Commencement of operations October 1, 2004.

(d)  Commencement of operations January 17, 2006.


JACKSON NATIONAL SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)


                                  JNL/              JNL/                            JNL/          JNL/
                                  S&P Managed       S&P Managed   JNL/              S&P Managed   S&P Managed
                                  Aggressive        Conservative  S&P Managed       Moderate      Moderate
                                  Growth Portfolio  Portfolio(c)  Growth Portfolio  Portfolio(c)  Growth Portfolio
                                  ----------------  ------------  ----------------  ------------  ----------------

LOWEST EXPENSE RATIO

PERIOD ENDED DECEMBER 31, 2006

    Unit Value                      $16.006541       $11.297247     $15.805175       $11.918971     $15.020558
   Total Return *                       14.42%            6.67%         13.33%            9.19%         10.95%
   Ratio of Expenses **                  1.00%            1.10%          1.15%            1.10%          1.10%

PERIOD ENDED DECEMBER 31, 2005

    Unit Value                      $13.989395       $10.590688     $13.945611       $10.916193     $13.538173
   Total Return *                        7.40%            2.60%          6.21%            3.84%          5.25%
   Ratio of Expenses **                  1.00%            1.10%          1.15%            1.10%          1.10%

PERIOD ENDED DECEMBER 31, 2004

    Unit Value                      $13.025544       $10.322593     $13.130178       $10.512096     $12.862656
   Total Return *                       11.50%         0.07%***      10.14%***         1.11%***       1.11%***
   Ratio of Expenses **                  1.00%            1.10%          1.15%            1.10%          1.10%

PERIOD ENDED DECEMBER 31, 2003

    Unit Value                      $11.682366              n/a     $11.921777              n/a     $11.834861
   Total Return *                    10.39%***              n/a         20.34%              n/a         16.40%
   Ratio of Expenses **                  1.00%              n/a          1.15%              n/a          1.15%

PERIOD ENDED DECEMBER 31, 2002

   Unit Value                       $ 9.239838              n/a     $ 9.906787              n/a     $10.167376
   Total Return *                   -18.27%***              n/a      -9.76%***              n/a      -7.60%***
   Ratio of Expenses **                  1.15%              n/a          1.15%              n/a          1.15%


                                                                                            JNL/            JNL/S&P
                                   JNL/               JNL/               JNL/               S&P Retirement  Very Aggressive
                                   S&P Retirement     S&P Retirement     S&P Retirement     Income          Growth
                                   2015 Portfolio(d)  2020 Portfolio(d)  2025 Portfolio(d)  Portfolio(d)    Portfolio I(a)(b)
                                   -----------------  -----------------  -----------------  --------------  -----------------

LOWEST EXPENSE RATIO

PERIOD ENDED DECEMBER 31, 2006

    Unit Value                      $10.870432         $11.009327          $11.068092        $10.613478             n/a
   Total Return *                     9.46%***           7.61%***            9.88%***          6.07%***             n/a
   Ratio of Expenses **                  1.25%              1.15%               1.25%             1.25%             n/a

PERIOD ENDED DECEMBER 31, 2005

    Unit Value                             n/a                n/a                 n/a               n/a             n/a
   Total Return *                          n/a                n/a                 n/a               n/a             n/a
   Ratio of Expenses **                    n/a                n/a                 n/a               n/a             n/a

PERIOD ENDED DECEMBER 31, 2004

    Unit Value                             n/a                n/a                 n/a               n/a      $11.459232
   Total Return *                          n/a                n/a                 n/a               n/a           2.55%
   Ratio of Expenses **                    n/a                n/a                 n/a               n/a           1.15%

PERIOD ENDED DECEMBER 31, 2003

    Unit Value                             n/a                n/a                 n/a               n/a      $11.174580
   Total Return *                          n/a                n/a                 n/a               n/a          29.08%
   Ratio of Expenses **                    n/a                n/a                 n/a               n/a           1.15%

PERIOD ENDED DECEMBER 31, 2002

   Unit Value                              n/a                n/a                 n/a               n/a      $ 8.656812
   Total Return *                          n/a                n/a                 n/a               n/a      -19.70%***
   Ratio of Expenses **                    n/a                n/a                 n/a               n/a           1.15%


* Total return for period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.

** Annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)  Inception date September 30, 2002.

(b)  For 2004, the period is from January 1, 2004 through acquisition October 1,
     2004. Unit values disclosed are as of October 1, 2004.

(c)  Commencement of operations October 1, 2004.

(d)  Commencement of operations January 17, 2006.


JACKSON NATIONAL SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)


                                     JNL/              JNL/                            JNL/          JNL/
                                     S&P Managed       S&P Managed   JNL/              S&P Managed   S&P Managed
                                     Aggressive        Conservative  S&P Managed       Moderate      Moderate
                                     Growth Portfolio  Portfolio(c)  Growth Portfolio  Portfolio(c)  Growth Portfolio
                                     ----------------  ------------  ----------------  ------------  ----------------

PORTFOLIO DATA
PERIOD ENDED DECEMBER 31, 2006

   Net Assets (in thousands)            $ 577,628       $ 126,364      $ 1,081,171       $ 284,241    $ 993,884
   Units Outstanding (in thousands)        38,011          11,361           71,760          24,211       69,732
   Investment Income Ratio *                0.58%           2.06%            0.98%           2.01%        1.28%

PERIOD ENDED DECEMBER 31, 2005

   Net Assets (in thousands)            $ 547,590        $ 73,694        $ 938,302       $ 140,109    $ 759,013
   Units Outstanding (in thousands)        40,948           7,023           69,873          12,958       58,758
   Investment Income Ratio *                0.77%           0.43%            1.19%           0.30%        1.91%

PERIOD ENDED DECEMBER 31, 2004

   Net Assets (in thousands)            $ 575,961        $ 11,968        $ 548,951       $ 886,560     $ 17,714
   Units Outstanding (in thousands)        45,907           1,161           44,169          69,610        1,688
   Investment Income Ratio *                0.22%           0.00%            0.63%           0.00%        1.12%

PERIOD ENDED DECEMBER 31, 2003

   Net Assets (in thousands)            $ 154,226             n/a        $ 577,237             n/a    $ 382,577
   Units Outstanding (in thousands)        13,574             n/a           49,481             n/a       33,042
   Investment Income Ratio *                1.60%             n/a            2.30%             n/a        2.96%

PERIOD ENDED DECEMBER 31, 2002

   Net Assets (in thousands)             $ 92,401             n/a        $ 316,689             n/a    $ 217,581
   Units Outstanding (in thousands)        10,140             n/a           32,471             n/a       21,723
   Investment Income Ratio *                1.12%             n/a            1.36%             n/a        1.90%


                                                                                               JNL/            JNL/S&P
                                      JNL/               JNL/               JNL/               S&P Retirement  Very Aggressive
                                      S&P Retirement     S&P Retirement     S&P Retirement     Income          Growth
                                      2015 Portfolio(d)  2020 Portfolio(d)  2025 Portfolio(d)  Portfolio(d)    Portfolio I(a)(b)
                                      -----------------  -----------------  -----------------  --------------  -----------------

PORTFOLIO DATA
PERIOD ENDED DECEMBER 31, 2006

   Net Assets (in thousands)              $ 4,568          $ 1,847           $  939              $ 8,220                n/a
   Units Outstanding (in thousands)           422              168               85                  777                n/a
   Investment Income Ratio *                0.00%            0.00%            0.00%                0.00%                n/a

PERIOD ENDED DECEMBER 31, 2005

   Net Assets (in thousands)                  n/a              n/a              n/a                  n/a                n/a
   Units Outstanding (in thousands)           n/a              n/a              n/a                  n/a                n/a
   Investment Income Ratio *                  n/a              n/a              n/a                  n/a                n/a

PERIOD ENDED DECEMBER 31, 2004

   Net Assets (in thousands)                  n/a              n/a              n/a                  n/a                $ -
   Units Outstanding (in thousands)           n/a              n/a              n/a                  n/a                  -
   Investment Income Ratio *                  n/a              n/a              n/a                  n/a              0.02%

PERIOD ENDED DECEMBER 31, 2003

   Net Assets (in thousands)                  n/a              n/a              n/a                  n/a           $ 58,353
   Units Outstanding (in thousands)           n/a              n/a              n/a                  n/a              5,317
   Investment Income Ratio *                  n/a              n/a              n/a                  n/a              0.00%

PERIOD ENDED DECEMBER 31, 2002

   Net Assets (in thousands)                  n/a              n/a              n/a                  n/a           $ 41,053
   Units Outstanding (in thousands)           n/a              n/a              n/a                  n/a              4,804
   Investment Income Ratio *                  n/a              n/a              n/a                  n/a              0.07%

* These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying mutual fund divided by the average net assets.

(a)  Inception date September 30, 2002.

(b)  For 2004, the period is from January 1, 2004 through acquisition October 1,
     2004.

(c)  Commencement of operations October 1, 2004.

(d)  Commencement of operations January 17, 2006.


JACKSON NATIONAL SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)



                                   JNL/             JNL/              JNL/Select        JNL/              JNL/
                                   Select Balanced  Select Global     Large Cap         Select Money      Select Value
                                   Portfolio        Growth Portfolio  Growth Portfolio  Market Portfolio  Portfolio(a)
                                   ---------------  ----------------  ----------------  ----------------  ------------

HIGHEST EXPENSE RATIO
PERIOD ENDED DECEMBER 31, 2006

   Unit Value                        $20.272182        $19.577115       $22.007930        $ 9.716797       $18.967476
   Total Return *                         9.43%             9.03%            1.11%             0.68%           16.54%
   Ratio of Expenses **                   3.80%             3.86%            3.41%             3.75%            3.70%

PERIOD ENDED DECEMBER 31, 2005

   Unit Value                        $18.525561        $17.956055       $21.766740        $ 9.651380       $16.275491
   Total Return *                         1.38%            -1.94%         5.48%***            -1.06%            4.23%
   Ratio of Expenses **                   3.80%             3.86%            3.41%             3.75%            3.70%

PERIOD ENDED DECEMBER 31, 2004

   Unit Value                        $18.272679        $18.310425       $21.933995        $ 9.754873       $15.614300
   Total Return *                      4.59%***          8.68%***         6.28%***         -1.26%***         8.43%***
   Ratio of Expenses **                   3.80%             3.86%            3.21%             3.75%            3.70%

PERIOD ENDED DECEMBER 31, 2003

   Unit Value                        $18.487002        $17.266421       $20.815659        $10.908857       $14.258310
   Total Return *                      5.34%***            22.25%         4.49%***         -0.88%***         7.99%***
   Ratio of Expenses **                   2.91%             1.40%            2.91%             2.80%           2.910%

PERIOD ENDED DECEMBER 31, 2002

   Unit Value                        $15.848370        $14.124415       $16.386595        $11.380553       $10.912224
   Total Return *                     -7.73%***           -28.13%        -1.72%***         -1.06%***        -2.83%***
   Ratio of Expenses **                   2.75%             1.40%            2.45%             2.55%           2.095%



                                   JNL/T. Rowe         JNL/T. Rowe       JNL/             JNL/Western        JNL/Western
                                   Price Established   Price Mid-Cap     T. Rowe Price    High Yield         Strategic
                                   Growth Portfolio    Growth Portfolio  Value Portfolio  Bond Portfolio(b)  Bond Portfolio
                                   ------------------  ----------------  ---------------  -----------------  --------------

HIGHEST EXPENSE RATIO
PERIOD ENDED DECEMBER 31, 2006

   Unit Value                         $22.588231         $29.620681        $ 13.853319      $11.755761        $ 14.532441
   Total Return *                          9.35%              2.71%            15.43%         5.00%***             0.68%
   Ratio of Expenses **                    3.91%              3.91%             3.91%            3.61%             3.91%

PERIOD ENDED DECEMBER 31, 2005

   Unit Value                         $20.657198         $28.839211        $ 12.001742      $11.070629        $ 14.434635
   Total Return *                       3.35%***           2.74%***          2.74%***        -1.13%***         -0.25%***
   Ratio of Expenses **                    3.91%              3.91%             3.91%            3.56%             3.91%

PERIOD ENDED DECEMBER 31, 2004

   Unit Value                         $20.840862         $26.410043        $ 11.900897      $11.593620        $ 14.997395
   Total Return *                       5.44%***          10.12%***         11.32%***         0.99%***          4.61%***
   Ratio of Expenses **                    3.61%              3.86%             3.65%            3.16%             3.65%

PERIOD ENDED DECEMBER 31, 2003

   Unit Value                         $20.889648         $25.244956        $ 11.008011             n/a        $ 15.509757
   Total Return *                       5.19%***           7.37%***          9.70%***              n/a          1.64%***
   Ratio of Expenses **                    2.91%              2.91%             2.91%              n/a             2.91%

PERIOD ENDED DECEMBER 31, 2002

   Unit Value                         $16.941095         $19.275087        $ 8.815018              n/a        $ 14.453684
   Total Return *                     -20.46%***          -6.04%***        -20.33%***              n/a          2.72%***
   Ratio of Expenses **                    2.55%              2.55%             2.55%              n/a             2.55%

* Total return for period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.

** Annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)  Inception date September 30, 2002.

(b)  Commencement of operations October 1, 2004.


JACKSON NATIONAL SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)



                                   JNL/             JNL/              JNL/Select        JNL/              JNL/
                                   Select Balanced  Select Global     Large Cap         Select Money      Select Value
                                   Portfolio        Growth Portfolio  Growth Portfolio  Market Portfolio  Portfolio(a)
                                   ---------------  ----------------  ----------------  ----------------  ------------

LOWEST EXPENSE RATIO

PERIOD ENDED DECEMBER 31, 2006

    Unit Value                       $28.076791       $26.987965        $29.129267        $13.379856      $21.272921
   Total Return *                        12.53%           12.65%             3.57%             3.48%          19.72%
   Ratio of Expenses **                   1.00%            1.15%             1.00%             1.00%           1.00%

PERIOD ENDED DECEMBER 31, 2005

    Unit Value                       $24.951112       $23.956905        $28.126118        $12.930219      $17.768770
   Total Return *                         4.26%            0.75%             3.63%             1.69%           7.08%
   Ratio of Expenses **                   1.00%            1.15%             1.00%             1.00%           1.00%

PERIOD ENDED DECEMBER 31, 2004

    Unit Value                       $23.932714       $23.778364        $27.141128        $12.715315      $16.594003
   Total Return *                      7.81%***        10.40%***            10.56%         -0.02%***          13.63%
   Ratio of Expenses **                   1.00%            1.15%             1.00%             1.00%           1.00%

PERIOD ENDED DECEMBER 31, 2003

    Unit Value                       $21.521726       $17.266421        $24.548717        $12.568907      $14.603376
   Total Return *                        20.18%           22.25%         12.73%***            -0.69%       15.25%***
   Ratio of Expenses **                   1.15%            1.40%             1.00%             1.15%           1.00%

PERIOD ENDED DECEMBER 31, 2002

   Unit Value                        $17.907821       $14.124415        $18.096612        $12.655683      $10.938551
   Total Return *                     -3.89%***          -28.13%        -26.42%***         -0.09%***        0.19%***
   Ratio of Expenses **                   1.15%            1.40%             1.15%             1.15%           1.15%



                                   JNL/T. Rowe         JNL/T. Rowe       JNL/             JNL/Western        JNL/Western
                                   Price Established   Price Mid-Cap     T. Rowe Price    High Yield         Strategic
                                   Growth Portfolio    Growth Portfolio  Value Portfolio  Bond Portfolio(b)  Bond Portfolio
                                   ------------------  ----------------  ---------------  -----------------  --------------

LOWEST EXPENSE RATIO

PERIOD ENDED DECEMBER 31, 2006

    Unit Value                       $31.689645         $41.556156        $ 16.819769      $14.812194         $ 20.388598
   Total Return *                        12.57%              5.74%            18.83%            9.42%              3.65%
   Ratio of Expenses **                   1.00%              1.00%             1.00%            1.00%              1.00%

PERIOD ENDED DECEMBER 31, 2005

    Unit Value                       $28.151511         $39.302036        $ 14.154707      $13.537400         $ 19.671463
   Total Return *                         5.04%             12.96%             5.09%            0.68%              1.60%
   Ratio of Expenses **                   1.00%              1.00%             1.00%            1.00%              1.00%

PERIOD ENDED DECEMBER 31, 2004

    Unit Value                       $26.801645         $34.792013        $ 13.468747      $13.446454         $ 19.361240
   Total Return *                         8.79%             16.86%          9.56%***         3.01%***              5.85%
   Ratio of Expenses **                   1.00%              1.00%             1.00%            1.00%              1.00%

PERIOD ENDED DECEMBER 31, 2003

    Unit Value                       $24.635871         $29.772297        $ 11.742703             n/a         $ 18.291417
   Total Return *                     10.21%***          33.73%***            28.38%              n/a           1.54%***
   Ratio of Expenses **                   1.00%              1.00%             1.15%              n/a              1.00%

PERIOD ENDED DECEMBER 31, 2002

   Unit Value                        $18.843575         $21.449599        $ 9.146925              n/a         $ 16.087669
   Total Return *                    -20.88%***         -19.76%***        -16.73%***              n/a           6.05%***
   Ratio of Expenses **                   1.15%              1.15%             1.15%              n/a              1.15%

* Total return for period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.

** Annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)  Inception date September 30, 2002.

(b)  Commencement of operations October 1, 2004.


JACKSON NATIONAL SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)



                                       JNL/             JNL/              JNL/Select        JNL/              JNL/
                                       Select Balanced  Select Global     Large Cap         Select Money      Select Value
                                       Portfolio        Growth Portfolio  Growth Portfolio  Market Portfolio  Portfolio(a)
                                       ---------------  ----------------  ----------------  ----------------  ------------

PORTFOLIO DATA
PERIOD ENDED DECEMBER 31, 2006

   Net Assets (in thousands)              $ 413,630       $ 109,223         $ 139,074         $ 247,194        $ 165,654
   Units Outstanding (in thousands)          16,395           5,042             5,847            20,137            8,007
   Investment Income Ratio *                  2.69%           0.30%             0.00%             4.18%            3.24%

PERIOD ENDED DECEMBER 31, 2005

   Net Assets (in thousands)              $ 371,851       $ 117,922         $ 165,961         $ 129,697         $ 79,288
   Units Outstanding (in thousands)          16,635           6,149             7,241            10,933            4,555
   Investment Income Ratio *                  3.94%           0.50%             0.00%             2.72%            3.32%

PERIOD ENDED DECEMBER 31, 2004

   Net Assets (in thousands)              $ 347,227       $ 142,752         $ 204,976          $ 95,569         $ 58,415
   Units Outstanding (in thousands)          16,217           7,517             9,239             8,010            3,567
   Investment Income Ratio *                  0.11%           0.00%             0.00%             0.78%            0.48%

PERIOD ENDED DECEMBER 31, 2003

   Net Assets (in thousands)              $ 272,427       $ 162,665         $ 201,383          $ 98,925         $ 23,073
   Units Outstanding (in thousands)          14,061           9,421            10,130             8,213            1,590
   Investment Income Ratio *                  2.30%           0.00%             0.00%             0.47%            0.52%

PERIOD ENDED DECEMBER 31, 2002

   Net Assets (in thousands)              $ 198,403       $ 174,428         $ 168,571         $ 125,159              526
   Units Outstanding (in thousands)          12,448          12,349            11,456            10,296               48
   Investment Income Ratio *                  2.94%           0.69%             0.00%             1.06%            0.00%



                                       JNL/T. Rowe         JNL/T. Rowe       JNL/             JNL/Western        JNL/Western
                                       Price Established   Price Mid-Cap     T. Rowe Price    High Yield         Strategic
                                       Growth Portfolio    Growth Portfolio  Value Portfolio  Bond Portfolio(b)  Bond Portfolio
                                       ------------------  ----------------  ---------------  -----------------  --------------

PORTFOLIO DATA
PERIOD ENDED DECEMBER 31, 2006

   Net Assets (in thousands)              $ 366,621          $ 395,854         $ 323,913         $ 284,124        $ 251,053
   Units Outstanding (in thousands)          13,352             11,280            20,028            21,538           13,343
   Investment Income Ratio *                  0.13%              0.80%             1.26%             7.15%            0.09%

PERIOD ENDED DECEMBER 31, 2005

   Net Assets (in thousands)              $ 345,756          $ 380,759         $ 254,751         $ 209,499        $ 187,199
   Units Outstanding (in thousands)          14,267             11,678            18,573            17,807           10,244
   Investment Income Ratio *                  0.21%              0.29%             2.00%             7.01%            5.94%

PERIOD ENDED DECEMBER 31, 2004

   Net Assets (in thousands)              $ 323,719          $ 357,292         $ 240,614         $ 235,740        $ 127,610
   Units Outstanding (in thousands)          14,111             12,521            18,259            20,283            7,004
   Investment Income Ratio *                  0.39%              0.00%             0.73%             0.36%            4.77%

PERIOD ENDED DECEMBER 31, 2003

   Net Assets (in thousands)              $ 295,390          $ 297,243         $ 158,100               n/a        $ 101,676
   Units Outstanding (in thousands)          14,145             12,385            13,554               n/a            5,867
   Investment Income Ratio *                  0.03%              0.00%             0.76%               n/a            5.09%

PERIOD ENDED DECEMBER 31, 2002

   Net Assets (in thousands)                214,065          $ 196,824          $ 85,131               n/a         $ 65,310
   Units Outstanding (in thousands)          13,419             11,531             9,300               n/a            4,226
   Investment Income Ratio *                  0.10%              0.00%             0.01%               n/a            6.09%

* These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying mutual fund divided by the average net assets.

(a) Inception date September 30, 2002.

(b) Commencement of operations October 1, 2004.

JACKSON NATIONAL SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)


                                      JNL/Western
                                      U.S. Government
                                      & Quality
                                      Bond Portfolio
                                      --------------

HIGHEST EXPENSE RATIO
PERIOD ENDED DECEMBER 31, 2006

   Unit Value                          $ 12.184558
   Total Return *                          -0.54%
   Ratio of Expenses **                     3.75%

PERIOD ENDED DECEMBER 31, 2005

   Unit Value                          $ 12.250484
   Total Return *                          -1.40%
   Ratio of Expenses **                     3.75%

PERIOD ENDED DECEMBER 31, 2004

   Unit Value                          $ 12.424813
   Total Return *                        1.62%***
   Ratio of Expenses **                     3.75%

PERIOD ENDED DECEMBER 31, 2003

   Unit Value                          $ 13.356628
   Total Return *                        0.23%***
   Ratio of Expenses **                     2.91%

PERIOD ENDED DECEMBER 31, 2002

   Unit Value                          $ 13.758273
   Total Return *                        6.88%***
   Ratio of Expenses **                     2.75%

* Total return for period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.

** Annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

JACKSON NATIONAL SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)



                                      JNL/Western
                                      U.S. Government
                                      & Quality
                                      Bond Portfolio
                                      --------------

LOWEST EXPENSE RATIO

PERIOD ENDED DECEMBER 31, 2006

    Unit Value                         $ 16.777961
   Total Return *                           2.23%
   Ratio of Expenses **                     1.00%

PERIOD ENDED DECEMBER 31, 2005

    Unit Value                         $ 16.412388
   Total Return *                           1.34%
   Ratio of Expenses **                     1.00%

PERIOD ENDED DECEMBER 31, 2004

    Unit Value                         $ 16.195599
   Total Return *                        3.04%***
   Ratio of Expenses **                     1.00%

PERIOD ENDED DECEMBER 31, 2003

    Unit Value                         $ 15.549216
   Total Return *                           0.02%
   Ratio of Expenses **                     1.15%

PERIOD ENDED DECEMBER 31, 2002

   Unit Value                          $ 15.545949
   Total Return *                        8.67%***
   Ratio of Expenses **                     1.15%

* Total return for period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.

** Annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

JACKSON NATIONAL SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)



                                      JNL/Western
                                      U.S. Government
                                      & Quality
                                      Bond Portfolio
                                      --------------

PORTFOLIO DATA
PERIOD ENDED DECEMBER 31, 2006

   Net Assets (in thousands)            $ 167,521
   Units Outstanding (in thousands)        10,828
   Investment Income Ratio *                0.00%

PERIOD ENDED DECEMBER 31, 2005

   Net Assets (in thousands)            $ 168,504
   Units Outstanding (in thousands)        11,098
   Investment Income Ratio *                3.73%

PERIOD ENDED DECEMBER 31, 2004

   Net Assets (in thousands)            $ 166,536
   Units Outstanding (in thousands)        11,036
   Investment Income Ratio *                4.24%

PERIOD ENDED DECEMBER 31, 2003

   Net Assets (in thousands)            $ 189,567
   Units Outstanding (in thousands)        12,875
   Investment Income Ratio *                2.83%

PERIOD ENDED DECEMBER 31, 2002

   Net Assets (in thousands)            $ 254,324
   Units Outstanding (in thousands)        17,287
   Investment Income Ratio *                4.30%

* These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying mutual fund divided by the average net assets.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Directors of Jackson National Life Insurance Company and Contract Owners of Jackson National Separate Account I:

We have audited the accompanying statements of assets and liabilities of each of the sub-accounts within Jackson National Separate Account I (Separate Account) as listed in Note 1 of the financial statements as of December 31, 2006, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 2006 by correspondence with the transfer agent of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the sub-accounts within Jackson National Separate Account I as listed in Note 1 of the financial statements as of December 31, 2006, and the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.



KPMG LLP


Chicago, Illinois
March 21, 2007

Jackson National Life Insurance

Company and Subsidiaries



Consolidated Financial Statements

December 31, 2006

JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006


------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                                         1



Consolidated Balance Sheets                                                                     2



Consolidated Income Statements                                                                  3



Consolidated Statements of Stockholder's Equity and Comprehensive Income                        4



Consolidated Statements of Cash Flows                                                           5



Notes to Consolidated Financial Statements                                                      6




KPMG Letterhead

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Board of Directors and Stockholder of Jackson National Life Insurance Company:


We have audited the accompanying consolidated balance sheets of Jackson National Life Insurance Company and Subsidiaries as of December 31, 2006 and 2005, and the related consolidated income statements and the consolidated statements of stockholder's equity and comprehensive income, and cash flows for each of the years in the three-year period ended December 31, 2006. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Jackson National Life Insurance Company and Subsidiaries as of December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2006 in conformity with U.S. generally accepted accounting principles.

As discussed more fully in note 2 to the consolidated financial statements, effective January 1, 2004, Jackson National Life Insurance Company adopted Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" issued by the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants.



/s/ KPMG LLP


Chicago, Illinois
March 7, 2007

            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                       CONSOLIDATED FINANCIAL STATEMENTS

CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS, EXCEPT PER SHARE INFORMATION)



                                                                                               DECEMBER 31,
Assets                                                                               2006                       2005
                                                                                 --------------            ---------------
                                                                                 --------------            ---------------
Investments:
Cash and short-term investments                                                      $ 946,386                  $ 729,695
Investments available for sale, at fair value:
Fixed maturities (amortized cost: 2006, $38,022,986; 2005, $39,633,811)             38,239,906                 40,249,207
Equities (cost: 2006, $107,750; 2005, $313,498)                                        121,593                    326,478
Trading securities, at fair value                                                      549,300                    138,685
Mortgage loans                                                                       5,290,788                  4,989,516
Policy loans                                                                           815,725                    804,009
Other invested assets                                                                1,168,929                  1,414,720
                                                                                 --------------            ---------------
                                                                                 --------------            ---------------
Total investments                                                                   47,132,627                 48,652,310

Accrued investment income                                                              533,887                    553,120
Deferred acquisition costs                                                           3,065,327                  2,548,473
Deferred sales inducements                                                             297,051                    253,083
Reinsurance recoverable                                                                886,967                    943,738
Value of acquired insurance                                                                  -                     23,578
Income taxes receivable from Parent                                                     53,799                     50,633
Deferred income taxes                                                                   16,160                          -
Other assets                                                                           220,016                     83,180
Separate account assets                                                             22,243,997                 14,720,596
                                                                                 --------------            ---------------
                                                                                 --------------            ---------------
Total assets                                                                      $ 74,449,831               $ 67,828,711
                                                                                 ==============            ===============
                                                                                 ==============            ===============

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policy reserves and liabilities:
Reserves for future policy benefits and claims payable                             $ 2,485,338                $ 2,551,779
Deposits on investment contracts                                                    34,634,715                 35,273,715
Guaranteed investment contracts                                                      1,995,013                  1,983,693
Trust instruments supported by funding agreements                                    5,204,275                  5,609,059
Federal Home Loan Bank advances                                                        601,397                    100,209
Notes payable                                                                          402,262                    486,939
Securities lending payable                                                             235,888                    428,032
Deferred income taxes
Deferred income taxes                                                                        -                     40,583
Other liabilities                                                                    1,402,440                  1,760,763
Separate account liabilities                                                        22,243,997                 14,720,596
                                                                                 --------------            ---------------
                                                                                 --------------            ---------------
Total liabilities                                                                   69,205,325                 62,955,368
                                                                                 --------------            ---------------
                                                                                 --------------            ---------------

Minority interest                                                                      148,495                      7,186
                                                                                 --------------            ---------------
                                                                                 --------------            ---------------

STOCKHOLDER'S EQUITY
Common stock, $1.15 par value; authorized 50,000 shares;
issued and outstanding 12,000 shares                                                    13,800                     13,800
Additional paid-in capital                                                           2,904,276                  2,854,533
Accumulated other comprehensive income, net of
tax of $59,665 in 2006 and $141,725 in 2005                                            110,807                    263,203
Retained earnings                                                                    2,067,128                  1,734,621
                                                                                 --------------            ---------------
                                                                                 --------------            ---------------
Total stockholder's equity                                                           5,096,011                  4,866,157
                                                                                 --------------            ---------------
                                                                                 --------------            ---------------
Total liabilities and stockholder's equity                                        $ 74,449,831               $ 67,828,711
                                                                                 ==============            ===============
                                                                                 ==============            ===============

See accompanying notes to consolidated financial statements.


            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        CONSOLIDATED FINANCIAL STATEMENTS


CONSOLIDATED INCOME STATEMENTS
(IN THOUSANDS)

                                                                                YEARS ENDED DECEMBER 31,
                                                                           2006           2005            2004
                                                                       -------------   ------------   -------------
                                                                       -------------   ------------   -------------
REVENUES
Premiums                                                                   $196,201       $199,061        $162,342
Net investment income                                                     2,904,787      2,879,440       2,689,945
Net realized gains (losses) on investments                                  (57,710)        12,984         138,656
Risk management activity                                                   (105,227)       169,827          90,814
Fee income:
Mortality charges                                                           127,471        127,471         127,471
Surrender charges                                                            59,179         59,179          59,179
Expense charges                                                              29,733         29,733          29,733
Variable annuity and variable life fees                                     128,062        128,062         128,062
Net asset management fees                                                    26,000         26,000          26,000
12b-1 service fees                                                           16,941         16,941          16,941
                                                                       -------------   ------------   -------------
                                                                       -------------   ------------   -------------
Fee income                                                                  711,584        509,376         387,386
Other income                                                                 62,532         38,815          84,451
                                                                       -------------   ------------   -------------
                                                                       -------------   ------------   -------------
Total revenues                                                            3,712,167      3,809,503       3,553,594
                                                                       -------------   ------------   -------------
                                                                       -------------   ------------   -------------
BENEFITS AND EXPENSES
Death and other policy benefits                                             490,527        428,162         379,175
Interest credited on deposit liabilities                                  1,450,048      1,434,807       1,364,803
Interest expense on trust instruments supported
by funding agreements                                                       269,577        217,917         143,317
Interest expense on Federal Home Loan Bank advances, notes
and reverse repurchase agreements                                            52,817         50,249          42,376
Increase (decrease) in reserves, net of reinsurance                         (37,266)        19,466          19,340
Commissions                                                                 663,176        537,303         483,005
General and administrative expenses                                         387,011        341,793         290,863
Deferral of policy acquisition costs                                       (675,098)      (556,564)       (507,660)
Deferral of sales inducements                                              (101,525)       (92,381)        (86,430)
Amortization of acquisition costs:
Attributable to operations                                                  318,443        364,907         419,048
Attributable to risk management activity                                     (3,302)        64,962           4,674
Attributable to net realized gains (losses) on investments                  (10,501)         2,671          12,208
Amortization of deferred sales inducements:
Attributable to operations                                                  109,043         55,639          38,039
Attributable to risk management activity                                    (35,058)         7,632           9,087
Attributable to net realized gains (losses) on investments                   (2,576)           459           2,902
Amortization of acquired insurance                                           23,578         22,190          20,882
                                                                       -------------   ------------   -------------
                                                                       -------------   ------------   -------------
Total benefits and expenses                                               2,898,894      2,899,212       2,635,629
                                                                       -------------   ------------   -------------
                                                                       -------------   ------------   -------------
Pretax income from continuing operations before
minority interest                                                           813,273        910,291         917,965
Minority interest                                                           (17,236)          (922)        (49,041)
                                                                       -------------   ------------   -------------
                                                                       -------------   ------------   -------------
Pretax income from continuing operations                                    796,037        909,369         868,924
Federal income tax expense                                                  263,416        315,295         304,076
                                                                       -------------   ------------   -------------
                                                                       -------------   ------------   -------------
Income from continuing operations before extraordinary gain
and cumulative effect of change in  accounting principle                    532,621        594,074         564,848
Income from discontinued operations, net of tax                                   -              -          56,776
                                                                       -------------   ------------   -------------
                                                                       -------------   ------------   -------------
Income before extraordinary gain and cumulative effect
of change in  accounting principle                                          532,621        594,074         621,624
Extraordinary gain, net of tax benefit of $908                                8,944              -               -
                                                                       -------------   ------------   -------------
                                                                       -------------   ------------   -------------
Income before cumulative effect of change
in accounting principle                                                     541,565        594,074         621,624
Cumulative effect of change in accounting principle, net of tax                   -              -           8,912
                                                                       -------------   ------------   -------------
                                                                       -------------   ------------   -------------
NET INCOME                                                                 $541,565       $594,074        $630,536
                                                                       =============   ============   =============
                                                                       =============   ============   =============

Pro forma net income assuming the change in
accounting principle is applied retroactively                                                             $621,624
                                                                                                      =============

See accompanying notes to consolidated financial statements.



            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        CONSOLIDATED FINANCIAL STATEMENTS

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY AND COMPREHENSIVE INCOME
(IN THOUSANDS)

                                                                         YEARS ENDED DECEMBER 31,
                                                                   2006            2005             2004
                                                               --------------  --------------   -------------
                                                               --------------  --------------   -------------

Common stock, beginning and end of year                             $ 13,800        $ 13,800        $ 13,800
                                                               --------------  --------------   -------------
                                                               --------------  --------------   -------------

ADDITIONAL PAID-IN-CAPITAL
Beginning of year                                                  2,854,533       2,562,214       2,533,535
Capital contributions                                                 49,743         292,319          28,679
                                                               --------------  --------------   -------------
                                                               --------------  --------------   -------------
End of year                                                        2,904,276       2,854,533       2,562,214
                                                               --------------  --------------   -------------
                                                               --------------  --------------   -------------

ACCUMULATED OTHER COMPREHENSIVE INCOME
Beginning of year                                                    263,203         745,430         814,102
Net unrealized investment losses, net of
reclassification adjustment and net of tax                          (152,396)       (482,227)        (68,672)
                                                               --------------  --------------   -------------
                                                               --------------  --------------   -------------
End of year                                                          110,807         263,203         745,430
                                                               --------------  --------------   -------------
                                                               --------------  --------------   -------------

RETAINED EARNINGS
Beginning of year                                                  1,734,621       1,551,347       1,040,811
Net income                                                           541,565         594,074         630,536
Dividends paid to stockholder                                       (209,058)       (410,800)       (120,000)
                                                               --------------  --------------   -------------
                                                               --------------  --------------   -------------
End of year                                                        2,067,128       1,734,621       1,551,347
                                                               --------------  --------------   -------------
                                                               --------------  --------------   -------------


TOTAL STOCKHOLDER'S EQUITY                                       $ 5,096,011      $4,866,157     $ 4,872,791
                                                               ==============  ==============   =============
                                                               ==============  ==============   =============



                                                                         YEARS ENDED DECEMBER 31,
                                                                   2006            2005             2004
                                                               --------------  --------------   -------------
                                                               --------------  --------------   -------------

Net income                                                         $ 541,565       $ 594,074       $ 630,536
Net unrealized holding losses arising during
the period, net of tax of $(86,061) in 2006; $(243,143)
in 2005 and $(11,016) in 2004                                       (159,828)       (451,661)        (19,721)
Reclassification adjustment for losses (gains) included in
net income, net of tax of $4,001 in 2006; $(16,459)
in 2005 and $(26,358) in 2004                                          7,432         (30,566)        (48,951)
                                                               --------------  --------------   -------------
                                                               --------------  --------------   -------------
COMPREHENSIVE INCOME                                               $ 389,169       $ 111,847       $ 561,864
                                                               ==============  ==============   =============

See accompanying notes to consolidated financial statements.



            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        CONSOLIDATED FINANCIAL STATEMENTS


CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)

                                                                                 YEARS ENDED DECEMBER 31,
                                                                         2006             2005             2004
                                                                     -------------    -------------    -------------
                                                                     -------------    -------------    -------------
Cash flows from operating activities:
Net income                                                              $ 541,565        $ 594,074        $ 630,536
Less income from discontinued operations                                        -                -          (56,776)
Income (loss) from continuing operations                                  541,565          594,074          573,760

Adjustments to reconcile income from continuing operations to net cash provided by operating activities:
Net realized (gains) losses on investments                                 57,710          (12,984)        (138,656)
Unrealized gains on trading portfolio                                     (10,937)            (565)          (8,360)
Risk management activity                                                  105,227         (169,827)         (90,814)
Interest credited on deposit liabilities                                1,450,048        1,434,807        1,364,803
Interest expense on trust instruments supported
by funding agreements                                                     269,577          217,917          143,317
Interest expense on Federal Home Loan Bank advances                        18,147              209                -
Other charges                                                            (282,931)        (245,877)        (216,383)
Amortization of discount and premium on investments                        76,919          (72,853)          34,514
Deferred income tax provision                                              22,558          141,115          216,880
Change in (net of effects of contribution of subsidiary):
Accrued investment income                                                  19,233           (7,630)         (29,741)
Deferred sales inducements and acquisition costs                         (401,934)        (154,653)        (124,385)
Trading portfolio activity, net                                           (25,082)         (13,522)         (15,726)
Value of acquired insurance                                                23,578           22,190           20,882
Income taxes receivable from Parent                                        (3,166)         (22,523)         (19,485)
Other assets and liabilities, net                                          50,624          348,543          370,851
Net cash provided by operating activities of
discontinued operations                                                         -                -           28,671
                                                                     -------------    -------------    -------------
                                                                     -------------    -------------    -------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                               1,911,136        2,058,421        2,110,128
                                                                     -------------    -------------    -------------
                                                                     -------------    -------------    -------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Sales of fixed maturities and equities available for sale               5,384,731        2,889,975        3,536,656
Principal repayments, maturities, calls and redemptions:
Fixed maturities available for sale                                     2,593,502        2,956,801        2,836,775
Mortgage loans                                                            770,151          914,758          804,356
Purchases of:
Fixed maturities and equities available for sale                       (6,300,678)      (6,676,587)      (7,551,922)
Mortgage loans                                                         (1,067,685)      (1,278,434)      (1,111,534)
Other investing activities                                               (543,162)        (419,823)        (256,443)
Proceeds from sale of discontinued operations                                   -                -          260,051
Net cash provided by (used in) investing activities of
discontinued operations                                                         -                -          376,480
                                                                     -------------    -------------    -------------
                                                                     -------------    -------------    -------------
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                       836,859       (1,613,310)      (1,105,581)
                                                                     -------------    -------------    -------------
                                                                     -------------    -------------    -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders' account balances:
Deposits                                                               11,232,706        9,355,451        8,300,160
Withdrawals                                                            (8,095,806)      (6,598,525)      (6,180,543)
Net transfers to separate accounts                                     (5,363,753)      (3,564,891)      (2,394,722)
Proceeds from notes                                                             -                -           26,264
Payments on notes                                                        (119,543)          (3,747)         (44,784)
Payment of cash dividends to Parent                                      (209,058)        (410,800)        (120,000)
Capital contribution                                                       24,150           86,670                -
Net cash used in financing activities of
discontinued operations                                                         -                -         (426,055)
                                                                     -------------    -------------    -------------
                                                                     -------------    -------------    -------------
NET CASH USED IN FINANCING ACTIVITIES                                  (2,531,304)      (1,135,842)        (839,680)
                                                                     -------------    -------------    -------------
                                                                     -------------    -------------    -------------

NET INCREASE (DECREASE) IN CASH AND SHORT-TERM INVESTMENTS                216,691         (690,731)         164,867

CASH AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR                        729,695        1,420,426        1,255,559
                                                                     -------------    -------------    -------------
                                                                     -------------    -------------    -------------
TOTAL CASH AND SHORT-TERM INVESTMENTS, END OF PERIOD                    $ 946,386        $ 729,695      $ 1,420,426
                                                                     =============    =============    =============

See accompanying notes to consolidated financial statements.


            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2006


1.   NATURE OF OPERATIONS

     Jackson National Life Insurance Company (the "Company" or "Jackson") is wholly owned by Brooke Life Insurance Company ("Brooke Life" or the "Parent") which is ultimately a wholly owned subsidiary of Prudential plc ("Prudential"), London, England. Jackson, together with its New York life insurance subsidiary, is licensed to sell group and individual annuity products (including immediate, index linked and deferred fixed annuities and variable annuities), guaranteed investment contracts ("GICs") and individual life insurance products, including variable universal life, in all 50 states and the District of Columbia.

     The consolidated financial statements include the accounts of the following:

o Life insurers: Jackson and its wholly owned subsidiaries Jackson National Life Insurance Company of New York, Jackson National Life (Bermuda) LTD and Life Insurance Company of Georgia ("Life of Georgia") from May 31, 2005 to December 31, 2005, when it was merged with Jackson;

o Wholly owned broker-dealer, investment management and investment advisor subsidiaries: Jackson National Life Distributors, LLC, Jackson National Asset Management, LLC, Curian Clearing, LLC and Curian Capital, LLC;

o    Wholly owned insurance agency: JNL Southeast Agency, LLC;

o PPM America Special Investments Fund, L.P. ("SIF I") and PPM America Special Investments CBO II, L.P. ("CBO II"), (collectively, "PPMA Funds"). Jackson has effective managerial control of the PPMA Funds. Jackson owns a 72.0% interest in SIF I and a 15.1% interest in CBO II;

o Tuscany CDO, Limited ("Tuscany"), a variable interest entity created in 2001 to securitize certain fixed maturities owned by Jackson. Jackson is the primary beneficiary of Tuscany;

o Other partnerships, limited liability companies and variable interest entities in which Jackson has a controlling interest or is deemed the primary beneficiary;

o The discontinued operations of Jackson Federal Bank ("Jackson Federal") through October 28, 2004. See note 4 for additional information.

 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION
     The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). All significant intercompany accounts and transactions have been eliminated in consolidation.

     The preparation of the consolidated financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results may differ from those estimates. Significant estimates or assumptions, as further discussed in the notes, include: 1) valuation of investments, including fair values of securities without readily ascertainable market values and the determination of when an unrealized loss is other-than-temporary; 2) assessments as to whether certain entities are variable interest entities and which party, if any, should consolidate the entity; 3) assumptions impacting future gross profits, including lapse and mortality rates, expenses, investment returns and policy crediting rates, used in the calculation of amortization of deferred acquisition costs and deferred sales inducements; 4) assumptions used in calculating policy reserves and liabilities, including lapse and mortality rates, expenses and investment returns; 5) assumptions as to future earnings levels being sufficient to realize deferred tax benefits; and 6) estimates related to establishment of loan loss reserves, liabilities for lawsuits and the liability for state guaranty fund assessments.

     CHANGES IN ACCOUNTING PRINCIPLES

     In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("FAS") No. 157, "Fair Value Measurements" ("FAS 157"), which establishes a framework for measuring fair value under current accounting pronouncements that require or permit fair value measurement. FAS 157 retains the exchange price notion, but clarifies that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability in the most advantageous market for that asset or liability. Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset, or nonperformance risk which would include the reporting entity's own credit risk. FAS 157 establishes a three-level fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value. The highest priority is given to quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs in situations where there is little or no market activity for the asset or liability. In addition, FAS 157 expands the disclosure requirements for annual and interim reporting to focus on the inputs used to measure fair value, including those measurements using significant unobservable inputs, and the effects of the measurements on earnings. FAS 157 will be applied prospectively and is effective for fiscal years beginning after November 15, 2007. Retrospective application is required for certain financial instruments as a cumulative effect adjustment to the opening balance of retained earnings. Jackson has not yet quantified the impact of adoption on the Company's consolidated financial statements.

     In June 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made. FIN 48 will also require additional disclosures and is effective for fiscal years beginning after December 15, 2006. Jackson does not expect adoption to have a material impact on the Company's consolidated financial statements.

     In April 2006, the FASB issued FASB Staff Position ("FSP") on Interpretation 46(R)-6, "Determining the Variability to be Considered in Applying FASB Interpretation No. 46(R)" ("FIN 46(R)-6"). The FSP affects the identification of which entities are Variable Interest Entities ("VIE") through a "by design" approach in identifying and measuring the variable interests of the variable interest entity and its primary beneficiary. The requirements became effective beginning in the third quarter of 2006 and are to be applied to all new variable interest entities. The new requirements need not be applied to entities that have previously been analyzed under FASB Interpretation No. 46, "Consolidation of Variable Interest Entities" (revised) ("FIN 46R") unless a reconsideration event occurs. The adoption of this guidance did not have a material effect on the Company's consolidated financial statements.

     In February 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 155, "Accounting for Certain Hybrid Financial Instruments" ("FAS 155"). This statement, effective for financial instruments acquired or issued after the beginning of an entity's first fiscal year after September 15, 2006, allows companies to include changes in fair value of certain hybrid financial instruments in earnings on an instrument-by-instrument basis. Further guidance issued in October 2006 provided an exemption from the provisions of FAS No. 133 for certain financial instruments that would have otherwise been required to recognize embedded derivatives arising as a result of prepayment risk in certain structured securities. As a result, adoption of FAS 155 is not expected to have a material impact on the Company's consolidated financial statements.

     In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 addresses the accounting for deferred acquistion costs on internal replacements other than those described in FAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments." An internal replacement is defined by SOP 05-1 as a modification in product benefits, features, rights or coverages that occurs by (a) exchanging the contract for a new contract, (b) amending, endorsing or attaching a rider to the contract, or (c) electing a feature or coverage within a contract. Contract modifications that result in a substantially changed contract should be accounted for as an extinguishment of the replaced contract, and any unamortized deferred acquisition costs, unearned revenue and deferred sales inducements must be written-off. SOP 05-1 is to be applied prospectively and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. Jackson does not expect adoption to have a material impact on the Company's consolidated financial statements.

     In May 2005, the FASB issued Statement of Financial Accounting Standards No. 154, "Accounting Changes and Error Corrections" ("FAS 154"). FAS 154 requires that, unless impracticable or absent explicit transition requirements specific to the newly adopted accounting principle, companies apply changes in accounting principles on a retrospective basis. FAS 154 is effective for accounting changes and corrections or errors made in fiscal years beginning after December 15, 2005. The adoption of FAS 154 did not have a material impact on the Company's consolidated financial statements.

     In March 2004, the Emerging Issues Task Force ("EITF") reached a consensus on Issue No. 03-01, "The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments" ("EITF 03-01"). EITF 03-01 provides more specific guidance on how to determine when an investment is considered impaired, whether the impairment is other-than-temporary, and how to measure an impairment loss. On September 30, 2004, the FASB issued FASB Staff Position EITF Issue 03-1-1, "Effective Date of Paragraphs 10-20 of EITF Issue No. 03-01, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" delaying the effective date of paragraphs 10-20 of EITF 03-01 until the FASB has resolved certain implementation issues. On June 29, 2005, the FASB concluded that the current guidance included in EITF 03-01 was adequate and that further clarification was not necessary. Jackson adopted the requirements of EITF 03-01 for the year ended December 31, 2004, with no material impact on the Company's consolidated financial statements.

     Effective January 1, 2004, Jackson adopted the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants' Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). SOP 03-1 addresses separate account presentation, transfers of assets from the general account to the separate account, valuation of certain insurance liabilities and policy features such as guaranteed minimum death benefits and annuitization benefits and accounting for sales inducements. At January 1, 2004, the Company recorded an $8.9 million gain, net of increased deferred acquisition cost amortization of $16.2 million and federal income tax expense of $4.8 million, as a cumulative effect of change in accounting principle. The gain resulted from reduced reserving requirements for annuitization benefits on two-tiered annuities offset by additional reserves for certain life products with secondary guarantees. See note 9 for additional information.

     COMPREHENSIVE INCOME
     Comprehensive income includes all changes in stockholder's equity (except those arising from transactions with owners/stockholders) and, in the Company's case, includes net income and net unrealized gains or losses on securities.

     INVESTMENTS
     Cash and short-term investments, which primarily include commercial paper and money market instruments, are carried at amortized cost. These investments have maturities of three months or less and are considered cash equivalents for reporting cash flows.

     Fixed maturities consist primarily of bonds, notes, redeemable preferred stocks, asset-backed securities and structured securities. Acquisition discounts and premiums on fixed maturities are amortized into investment income through call or maturity dates using the interest method. Asset-backed and structured securities are amortized over the estimated redemption period. With regard to structured securities that are considered to be other than high quality or otherwise deemed to be high-risk, meaning the Company might not recover substantially all of its recorded investment due to unanticipated prepayment events, changes in investment yields due to changes in estimated future cash flows are accounted for on a prospective basis. The carrying value of such securities was $504.9 million and $542.4 million as of December 31, 2006 and 2005, respectively.

     All fixed maturities are classified as available for sale and are carried at fair value. For declines in fair value considered to be other-than-temporary, the amortized cost basis of fixed maturities is reduced to fair value through an impairment charge included in net realized gains (losses) on investments. In determining whether an other-than-temporary impairment has occurred, the Company considers a security's forecasted cash flows as well as the severity and duration of depressed fair values.

     Equities, which include common stocks and non-redeemable preferred stocks, are generally carried at fair value. Equities are reduced to estimated net realizable value for declines in fair value considered to be other than temporary. Any impairment charges are included in net realized gains (losses) on investments.

     Trading securities primarily consist of private equity securities, investments in mutual funds that support liabilities of the Company's non-qualified voluntary deferred compensation plans and seed money that supports newly established variable funds. During 2004, the Company transferred its investment in mutual funds from available for sale to a trading portfolio and recognized a loss of $9.3 million. Trading securities are carried at fair value with changes in value included in net investment income. During 2006, 2005 and 2004, $26.3 million, $5.4 million and $8.4 million of investment income was recognized on trading securities held at December 31, 2006, 2005 and 2004, respectively.

     Mortgage loans are carried at aggregate unpaid principal balances, net of unamortized discounts and premiums and an allowance for loan losses. The allowance for loan losses represents the estimated risk of loss for individual mortgages in the portfolio.

     Policy loans are carried at the unpaid principal balances.

     Real estate is carried at the lower of depreciated cost or fair value.

     Limited partnership investments are accounted for using the equity method.

     The consolidated financial statements include the PPMA Funds, which are limited life partnerships. Upon termination of the partnerships, the assets will be sold and proceeds distributed to the partners in accordance with their respective partnership interests. The assets of the PPMA Funds are marketable securities, which are carried at fair value, with an appropriate adjustment to minority interest, in the accompanying financial statements. Accordingly, the minority interest related to the PPMA Funds is reflected at fair value in the accompanying consolidated balance sheets.

     Pursuant to the guidance provided by FIN 46R, the Company has concluded that it owns interests in VIEs that represent primary beneficial interests. These VIEs are included in the consolidated financial statements and include entities structured to hold and manage investments, including real estate properties and interests in commercial loans. In addition, Jackson had an investment of $72.7 million and $47.5 million as of December 31, 2006 and 2005, respectively, in debt issued by a VIE structured to hold and manage investments in commercial loans, for which it is not the primary beneficiary.

     Realized gains and losses on sales of investments are recognized in income at the date of sale and are determined using the specific cost identification method. The changes in unrealized gains and losses on investments classified as available for sale, net of tax and the effect of the adjustment for deferred acquisition costs and sales inducements, are excluded from net income and included as a component of other comprehensive income and stockholder's equity.

     DETERMINATION OF FAIR VALUE FOR ILLIQUID DISTRESSED SECURITIES
     Fair values for illiquid distressed securities are primarily determined based on internally derived estimates of discounted future cash flows or expected recovery values. Liquidation values for these illiquid distressed securities would generally be lower, and in many cases significantly lower, than internally derived fair values. The amortized cost and fair value of illiquid distressed securities valued internally were $343.7 million and $344.4 million, respectively, at December 31, 2006 and $379.2 million and $387.5 million, respectively, at December 31, 2005.

     DERIVATIVE INSTRUMENTS, EMBEDDED DERIVATIVES AND RISK MANAGEMENT ACTIVITY The Company enters into financial derivative transactions, including swaps, forwards, put-swaptions, futures and options to reduce and manage business risks. These transactions manage the risk of a change in the value, yield, price, cash flows, credit quality or degree of exposure with respect to assets, liabilities, or future cash flows, which the Company has acquired or incurred. The Company manages the potential credit exposure for over-the-counter derivative contracts through careful evaluation of the counterparty credit standing, collateral agreements, and master netting agreements. The Company is exposed to credit-related losses in the event of nonperformance by counterparties, however, it does not anticipate nonperformance.

     The Company generally uses free-standing derivative instruments for hedging purposes. Additionally, certain liabilities, primarily trust instruments supported by funding agreements, index linked annuities and guarantees offered in connection with variable annuities issued by the Company, contain embedded derivatives as defined by Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("FAS 133"). The Company generally does not account for such derivatives as either fair value or cash flow hedges as might be permitted if specific hedging documentation requirements of FAS 133 were followed. Financial derivatives, including derivatives embedded in certain host liabilities that have been separated for accounting and financial reporting purposes, are carried at fair value. The results from derivative financial instruments and embedded derivatives, including net payments, realized gains and losses and changes in value, are reported in risk management activity.

     Interest rate swap agreements generally involve the exchange of fixed and floating payments over the life of the agreement without an exchange of the underlying principal amount and are used for hedging purposes. Interest rate swaps are included in other invested assets or other liabilities.

     Forwards consist of interest rate spreadlock agreements, in which the Company locks in the forward interest rate differential between a swap and the corresponding U.S. Treasury security. The forwards are held for investment purposes and are included in other invested assets. The Company had no forwards at December 31, 2006 or 2005.

     Put-swaption contracts provide the purchaser with the right, but not the obligation, to require the writer to pay the present value of a long duration interest rate swap at future exercise dates. The Company purchases and writes put-swaptions with maturities up to 10 years. On a net basis, put-swaptions hedge against significant upward movements in interest rates. Written put-swaptions are entered into in conjunction with associated put-swaptions purchased with identical strike prices and notional amounts ("linked put-swaptions") and are presented as a net position included in other liabilities. Non-linked put-swaptions purchased are included in other invested assets.

     Equity index futures contracts and equity index call and put options, which are used to hedge the Company's obligations associated with its index linked annuities and guarantees in variable annuity products, are included in other invested assets or other liabilities. These annuities contain embedded options whose fair value is included in deposits on investment contracts.

     Credit default swaps, with maturities up to five years, represent agreements under which the Company has purchased default protection on certain underlying corporate bonds held in its portfolio. These contracts allow the Company to sell the protected bonds at par value to the counterparty in the event of their default in exchange for periodic payments made by the Company for the life of the agreement. Credit default swaps are carried at fair value and included in other liabilities.

     Total return swaps, in which the Company receives equity returns or returns based on reference pools of assets in exchange for short-term floating rate payments based on notional amounts, are held for both hedging and investment purposes, and are included in other invested assets or other liabilities.

     Cross-currency swaps, which embody spot and forward currency swaps and additionally, in some cases, interest rate swaps and equity index swaps, are entered into for the purpose of hedging the Company's foreign currency denominated trust instruments supported by funding agreements. Cross-currency swaps serve to hedge derivatives embedded in the funding agreements and are included in other invested assets or other liabilities. The fair value of derivatives embedded in funding agreements, as well as foreign currency transaction gains and losses, are included in the carrying value of the trust instruments supported by funding agreements. Foreign currency transaction gains and losses associated with funding agreements hedging activities are included in risk management activity.

     DEFERRED ACQUISITION COSTS
     Certain costs of acquiring new business, principally commissions and certain costs associated with policy issue and underwriting, which vary with and are primarily related to the production of new business, have been capitalized as deferred acquisition costs. Deferred acquisition costs are increased by interest thereon and amortized in proportion to anticipated premium revenues for traditional life policies and in proportion to estimated gross profits for annuities and interest-sensitive life products. As certain fixed maturities and equities available for sale are carried at fair value, an adjustment is made to deferred acquisition costs equal to the change in amortization that would have occurred if such securities had been sold at their stated fair value and the proceeds reinvested at current yields. The change in this adjustment is included with the change in fair value of fixed maturities and equities available for sale, net of tax, that is credited or charged directly to stockholder's equity and is a component of other comprehensive income. Deferred acquisition costs have been decreased by $43.2 million and $188.3 million at December 31, 2006 and 2005, respectively, to reflect this adjustment.

     DEFERRED SALES INDUCEMENTS
     Bonus interest on deferred fixed annuities and contract enhancements on index linked annuities and variable annuities have been capitalized as deferred sales inducements. Deferred sales inducements are increased by interest thereon and amortized in proportion to estimated gross profits. As certain fixed maturities and equities available for sale are carried at fair value, an adjustment is made to deferred sales inducements equal to the change in amortization that would have occurred if such securities had been sold at their stated fair value and the proceeds reinvested at current yields. The change in this adjustment is included with the change in fair value of fixed maturities and equities available for sale, net of tax, that is credited or charged directly to stockholder's equity and is a component of other comprehensive income. Deferred sales inducements have been decreased by $16.5 million and $30.4 million at December 31, 2006 and 2005, respectively, to reflect this adjustment.

     VALUE OF ACQUIRED INSURANCE
     The value of acquired insurance in-force at acquisition date represents the present value of anticipated profits of the business in-force on November 25, 1986 (the date the Company was acquired by Prudential) net of amortization. The value of acquired insurance in-force is amortized in proportion to anticipated premium revenues for traditional life insurance contracts and estimated gross profits for annuities and interest-sensitive life products over a period of 20 years and was fully amortized as of December 31, 2006.

     FEDERAL INCOME TAXES
     The Company provides deferred income taxes on the temporary differences between the tax and financial statement basis of assets and liabilities.

     Jackson files a consolidated federal income tax return with Brooke Life, Jackson National Life Insurance Company of New York and Life Insurance Company of Georgia (for the period from May 19, 2005 through December 31,
     2005). The PPMA Funds file as limited partnerships and pass through the appropriate portion of their income and deductions to their partners. Jackson National Life (Bermuda) LTD is taxed as a controlled foreign corporation of Jackson. The other affiliated subsidiary entities are limited liability companies with all of their interests owned by Jackson. Accordingly, they are not considered separate entities for income tax purposes; and therefore, are taxed as part of the operations of Jackson. Jackson Federal Bank filed a separate income tax return during the period it was owned by Jackson. Income tax expense is calculated on a separate company basis.

     POLICY RESERVES AND LIABILITIES
     RESERVES FOR FUTURE POLICY BENEFITS AND CLAIMS PAYABLE:
     For traditional life insurance contracts, reserves for future policy benefits are determined using the net level premium method and assumptions as of the issue date or acquisition date as to mortality, interest, policy lapsation and expenses plus provisions for adverse deviations. Mortality assumptions range from 25% to 160% of the

     1975-1980 Basic Select and Ultimate tables depending on policy duration. Interest rate assumptions range from 4.0% to 8.0%. Lapse and expense assumptions are based on Company experience.

     DEPOSITS ON INVESTMENT CONTRACTS:
     For the Company's interest-sensitive life contracts, liabilities approximate the policyholder's account value. For deferred annuities, the fixed option on variable annuities, guaranteed investment contracts and other investment contracts, the liability is the policyholder's account value. The liability for index linked annuities is based on two components,
     1) the imputed value of the underlying guaranteed host contract, and 2) the fair value of the embedded option component of the contract. Obligations in excess of the guaranteed contract value are hedged through the use of futures contracts and call options.

     TRUST INSTRUMENTS SUPPORTED BY FUNDING AGREEMENTS
     Jackson and Jackson National Life Funding, LLC have established a European Medium Term Note program, with up to $6 billion in aggregate principal amount outstanding at any one time. Jackson National Life Funding, LLC was formed as a special purpose vehicle solely for the purpose of issuing instruments to institutional investors, the proceeds of which are deposited with Jackson and secured by the issuance of funding agreements. Carrying values totaled $1.7 billion and $2.2 billion at December 31, 2006 and 2005, respectively.

     Jackson and Jackson National Life Global Funding have established an $8 billion aggregate Global Medium Term Note program. Jackson National Life Global Funding was formed as a statutory business trust, solely for the purpose of issuing instruments to institutional investors, the proceeds of which are deposited with Jackson and secured by the issuance of Funding Agreements. The carrying values at December 31, 2006 and 2005 totaled $3.5 billion and $3.4 billion, respectively.

     Instruments issued representing obligations denominated in a foreign currency have been hedged for changes in exchange rates using cross-currency swaps. The fair value of derivatives embedded in funding agreements, as well as foreign currency transaction gains and losses, are included in the carrying value of the trust instruments supported by funding agreements.

     Trust instrument liabilities are adjusted to reflect the effects of foreign currency transaction gains and losses using exchange rates as of the reporting date. Foreign currency transaction gains and losses are included in risk management activity.

     FEDERAL HOME LOAN BANK ADVANCES
     In 2005, Jackson, as an eligible institution, became a member of the regional Federal Home Loan Bank of Indianapolis ("FHLBI") primarily for the purpose of participating in its mortgage-collateralized loan advance program. Membership requires the Company to purchase and hold a minimum amount of FHLBI capital stock plus additional stock based on outstanding advances. Advances are in the form of funding agreements issued to FHLBI. At December 31, 2006 and 2005, Jackson held $30.0 million and $30.2 million, respectively, in FHLBI capital stock.

     SEPARATE ACCOUNT ASSETS AND LIABILITIES
     The assets and liabilities resulting from individual variable life and annuity contracts, which aggregated $22,113.5 million and $14,613.2 million at December 31, 2006 and 2005, respectively, are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are recorded as earned and included in fee income in the consolidated income statements.

     The Company has issued a group variable annuity contract designed for use in connection with and issued to the Company's Defined Contribution Retirement Plan. These deposits are allocated to the Jackson National Separate Account - II and aggregated $130.5 million and $107.4 million at December 31, 2006 and 2005, respectively. The Company receives administrative fees for managing the funds. These fees are recorded as earned and included in fee income in the consolidated income statements.

     REVENUE AND EXPENSE RECOGNITION
     Premiums for traditional life insurance are reported as revenues when due. Benefits, claims and expenses are associated with earned revenues in order to recognize profit over the lives of the contracts. This association is accomplished by provisions for future policy benefits and the deferral and amortization of acquisition costs.

     Deposits on interest-sensitive life products and investment contracts, principally deferred annuities and guaranteed investment contracts, are treated as policyholder deposits and excluded from revenue. Revenues consist primarily of the investment income and charges assessed against the policyholder's account value for mortality charges, surrenders and administrative expenses. Fee income also includes revenues related to asset management and 12b-1 service fees. Surrender benefits are treated as repayments of the policyholder account. Annuity benefit payments are treated as reductions to the policyholder account. Death benefits in excess of the policyholder account are recognized as an expense when incurred. Expenses consist primarily of the interest credited to policyholder deposits. Underwriting and other acquisition expenses are associated with gross profit in order to recognize profit over the life of the business. This is accomplished by deferral and amortization of acquisition costs and sales inducements. Expenses not related to policy acquisition are recognized as incurred.

     Investment income is not accrued on securities in default and otherwise where the collection is uncertain. Subsequent receipts of interest on such securities are generally used to reduce the cost basis of the securities.

     In 2006, the Company was awarded $16.0 million from a class action settlement against certain underwriters of WorldCom securities. Also, in 2004, the Company received cash proceeds of $51.9 million from a judgment award in a legal action involving LePages, Inc., a company in which Jackson had a controlling interest. These settlements were recorded in other income.

3.   ACQUISITIONS

     On May 18, 2005, Brooke Life purchased, in exchange for $260.7 million in cash, 100% of the interest in Life of Georgia, a life insurance company domiciled in Georgia, from ING Groep, N.V. ("ING"). Direct costs of $4.4 million were capitalized in connection with the acquisition. On May 31, 2005, Brooke Life contributed 100% of its interest in Life of Georgia to Jackson. The acquisition expanded Jackson's life insurance base while taking advantage of Jackson's low cost structure. The results of Life of Georgia's operations have been included in these consolidated financial statements since acquisition. On December 31, 2005, Life of Georgia was merged into Jackson.

     The preliminary purchase price was subject to post-closing adjustments and was initially allocated to the assets acquired and liabilities assumed using management's best estimate of fair value as of the acquisition date. In 2006, an arbitrator ruled in Jackson's favor on certain purchase price adjustments. As a result of this determination and other previously settled amounts, the purchase price was reduced by $11.7 million within the purchase price allocation period.

     As of December 31, 2005, Jackson recorded in other assets the value of business acquired totaling $1.1 million. As a result of purchase price adjustments, this asset was reversed in 2006 and the remaining adjustment resulted in negative goodwill, which was recorded as an extraordinary gain of $8.9 million.

     The following table summarizes the fair value of the assets acquired and liabilities assumed, as adjusted (in thousands):

                                                                  OPENING
                                                              BALANCE SHEET
Cash and short-term investments                                    $ 86,670
Fixed maturities                                                  1,612,767
Other invested assets                                                78,129
Accrued investment income                                            21,516
Deferred income taxes                                                 7,868
Other assets                                                         12,609
                                                            ----------------
                                                            ----------------
Total assets acquired                                           $ 1,819,559
                                                            ================

Reserves for future policy benefits and claims payable            $ 881,083
Deposits on investment contracts                                    656,161
Other liabilities                                                    20,820
                                                            ----------------
                                                            ----------------
Total liabilities assumed                                       $ 1,558,064
                                                            ================

Net assets acquired                                               $ 261,495
                                                            ================

Adjusted purchase price                                           $ 253,459
                                                            ================
Extraordinary gain on purchase, net of tax benefit                  $ 8,944
                                                            ================

     The following table summarizes Jackson's unaudited pro forma results of operations assuming the business acquisition had occurred at the beginning of 2004 (in thousands):

                                                    UNAUDITED PRO FORMA
                                              --------------------------------
                                              --------------------------------
                                                 YEARS ENDED DECEMBER 31,
                                                  2005               2004
                                              --------------     -------------
                                              --------------     -------------
Revenues                                        $ 4,013,031       $ 3,729,228
Total benefits and expenses                       2,976,945         2,799,273
Pretax income from continuing operations          1,035,164           880,914
Net income                                          675,841           638,330


     The 2005 pro forma amounts include the effects of certain non-recurring restructuring transactions effected by Life of Georgia prior to the acquisition. These transactions included transferring certain assets and liabilities to ING affiliates, resulting in revenue of $120.8 million, expenses of $17.0 million, pretax income from operations of $103.8 million and net income of $67.5 million.

4.   DISCONTINUED OPERATIONS

     On October 28, 2004, the Company completed the sale of Jackson Federal, a wholly owned thrift headquartered in Southern California, to Union BanCal
     Corporation for $305.0 million in cash and stock. On October 27, 2004, Jackson made a capital contribution of $4.6 million to Jackson Federal prior to closing to fund certain expenses incurred by Jackson Federal related to the sale. The gain on disposal and results of operations of Jackson Federal for all periods presented are included in income from discontinued operations on the consolidated income statements.



4.   DISCONTINUED OPERATIONS (CONTINUED)

     The following table summarizes certain components of the results of the discontinued operations (in thousands):

                                                     PERIOD ENDED
                                                      OCTOBER 28,
                                                         2004
                                                     --------------
                                                    ---------------
Revenues                                                  $ 79,813
Realized gains                                             $ 1,700
Income from discontinued operations, net of
tax of $11,064                                            $ 20,658
Gain on disposal of discontinued operations,
net of tax of $29,580                                     $ 36,118


     Interest expense on savings deposits, which is included in discontinued operations, totaled $19.5 million in 2004.

     Interest paid on credit programs offered by the Federal Home Loan Bank, which is included in discontinued operations, totaled $7.0 million in 2004.

5.   FAIR VALUE OF FINANCIAL INSTRUMENTS

     Disclosure is required of the fair value of financial instruments for which it is practicable to estimate that value. In cases where quoted market prices are not available, and for illiquid distressed securities, fair values are based on estimates using discounted cash flows or other valuation techniques. Such values are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent market quotes and, in many cases, could not be realized in immediate settlement of the instrument.

     The following summarizes the basis used by the Company in estimating fair values for financial instruments:

     CASH AND SHORT-TERM INVESTMENTS:
     Carrying value is considered to be a reasonable estimate of fair value.

     FIXED MATURITIES:
     Fair values for fixed maturity securities are based principally on quoted market prices, if available. For securities that are not actively traded, fair values are estimated using independent pricing services or are analytically determined. Fair values for illiquid distressed securities are primarily determined based on internally derived estimates of discounted future cash flows or expected recovery values.

     EQUITIES AND TRADING SECURITIES:
     Fair values for common and non-redeemable preferred stock are based principally on quoted market prices, if available. For securities that are not actively traded, fair values are estimated using independent pricing services or are analytically determined. Fair values of investments in mutual funds are based on quoted net asset values. Certain public stock positions are fair valued at a discount to their exchange-traded price due to lock-up trading restrictions imposed in connection with initial public offerings. Discounts of 10% and 15% are applied to two positions at December 31, 2006, totaling $3.3 million. A discount of 15% for a single issue at December 31, 2005 totaled $1.5 million.

     MORTGAGE LOANS:
     Fair values are determined by discounting the future cash flows at current market rates. The fair value of mortgages approximated $5,373.1 million and $5,134.1 million at December 31, 2006 and 2005, respectively.

     POLICY LOANS:
     Fair value approximates carrying value since policy loan balances reduce the amount payable at death or surrender of the contract.



5.   FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

     DERIVATIVE INSTRUMENTS:
     Fair values for interest rate swaps, cross-currency swaps, put-swaptions, forwards and total return swaps are determined using estimates of future cash flows discounted at current market rates. Fair values for futures are based on exchange-traded prices. Fair values for equity index call and put options are determined using Black-Scholes option valuation methodologies.
     Fair values for credit default swaps are based on quoted market prices.

     The fair value of the Company's guaranteed minimum withdrawal benefit embedded derivative liability has been calculated based on actuarial assumptions related to the projected cash flows, including benefits and related contract charges, over the expected lives of the contracts, incorporating expectations regarding policyholder behavior in varying economic conditions.

     The Company reinsures essentially 100% of its guaranteed minimum income benefit on a net settled basis. The net settlement is considered an embedded derivative and the Company determines the fair value using actuarial assumptions related to the projected cash flows, including reinsurance premiums and related benefit reimbursements, over the expected lives of the contracts, incorporating expectations regarding policyholder behavior in varying economic conditions.

     The nature of these embedded derivative cash flows can be quite varied.
     Therefore, stochastic techniques are used to generate a variety of market return scenarios for evaluation. The generation of these scenarios and the assumptions as to policyholder behavior involve numerous estimates and subjective judgments including those regarding expected market volatility, correlations of market returns and discount rates, utilization of the benefit by policyholders under varying conditions and policyholder lapsation. At each valuation date, the Company assumes expected returns based on risk-free rates as represented by the LIBOR forward curve rates as of that date and market volatility as determined with reference to implied volatility data and evaluations of historical volatilities for various indices. The risk-free spot rates as represented by the LIBOR spot curve as of the valuation date are used to determine the present value of expected future cash flows produced in the stochastic process.

     SEPARATE ACCOUNT ASSETS:
     Separate account assets are carried at the fair value of the underlying securities.

     ANNUITY RESERVES:
     Fair values for immediate annuities, without mortality features, are derived by discounting the future estimated cash flows using current interest rates for similar maturities. For deferred annuities, fair value is based on surrender value. For index linked annuities, fair value includes the fair value of the embedded options. The carrying value and fair value of the annuity reserves approximated $28.5 billion and $27.7 billion, respectively, at December 31, 2006 and $29.2 billion and $28.3 billion, respectively, at December 31, 2005.

     RESERVES FOR GUARANTEED INVESTMENT CONTRACTS:
     Fair value is based on the present value of future cash flows at current pricing rates. The fair value approximated $2.0 billion at both December
     31, 2006 and 2005.

     TRUST INSTRUMENTS SUPPORTED BY FUNDING AGREEMENTS:
     Fair value is based on the present value of future cash flows at current pricing rates, plus the fair value of embedded derivatives. The fair value approximated $5.2 billion and $5.6 billion at December 31, 2006 and 2005, respectively.

     FEDERAL HOME LOAN BANK ADVANCES:
     Fair value is based on future cash flows discounted at current interest rates. The fair value approximated $597.4 million and $99.6 million at December 31, 2006 and 2005, respectively.

     REVERSE REPURCHASE AGREEMENTS:
     Carrying value of reverse repurchase agreements is considered to be a reasonable estimate for fair value.




5.   FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

     NOTES PAYABLE:
     Fair value of notes payable is based on future cash flows discounted at current interest rates. The fair value approximated $461.5 million and $552.0 million at December 31, 2006 and 2005, respectively.

     SEPARATE ACCOUNT LIABILITIES:
     Fair value of contracts in the accumulation phase is based on account value less surrender charges. Fair value of contracts in the payout phase is based on the present value of future cash flows at assumed investment rates. The aggregate fair value approximated $20.9 billion and $13.8 billion at December 31, 2006 and 2005, respectively.

6.   INVESTMENTS

     Investments are comprised primarily of fixed-income securities, primarily publicly-traded industrial, asset-backed, utility and government bonds, and mortgage loans. Asset-backed securities include mortgage-backed and other structured securities. The Company generates the majority of its deposits from interest-sensitive individual annuity contracts, life insurance products and guaranteed investment contracts on which it has committed to pay a declared rate of interest. The Company's strategy of investing in fixed-income securities and loans aims to ensure matching of the asset yield with the interest-sensitive liabilities and to earn a stable return on its investments.

     FIXED MATURITIES
     The following table sets forth fixed maturity investments at December 31,
     2006, classified by rating categories as assigned by nationally recognized statistical rating organizations, the National Association of Insurance
     Commissioners ("NAIC"), or if not rated by such organizations, the
     Company's affiliated investment advisor. At December 31, 2006, the carrying value of investments rated by the Company's affiliated investment advisor totaled $503.0 million. For purposes of the table, if not otherwise rated higher by a nationally recognized statistical rating organization, NAIC
     Class 1 investments are included in the A rating; Class 2 in BBB; Class 3 in BB and Classes 4 through 6 in B and below.
                                                         PERCENT OF TOTAL
                                                       FIXED MATURITIES
      INVESTMENT RATING                                DECEMBER 31, 2006
                                                     ----------------------
                                                     ----------------------
      AAA                                                          20.5%
      AA                                                            8.4
      A                                                            26.9
      BBB                                                          38.4
                                                     ----------------------
                                                     ----------------------
          Investment grade                                         94.2
                                                     ----------------------
                                                     ----------------------
      BB                                                            5.0
      B and below                                                   0.8
                                                     ----------------------
                                                     ----------------------
          Below investment grade                                    5.8
                                                     ----------------------
                                                     ----------------------
          Total fixed maturities                                  100.0%
                                                     ======================

     The amortized cost and carrying value of fixed maturities in default that were anticipated to be income producing when purchased were $4.0 million and $4.1 million, respectively, at December 31, 2006. The amortized cost and carrying value of fixed maturities that have been non-income producing for the 12 months preceding December 31, 2006 were $4.0 million and $4.1 million, respectively, and for the 12 months preceding December 31, 2005 were $4.0 million and $5.3 million, respectively.



6.   INVESTMENTS (CONTINUED)

     The cost or amortized cost, gross unrealized gains and losses and fair value of available for sale fixed maturities and equities were as follows
     (in thousands):

                                              COST OR           GROSS           GROSS
                                             AMORTIZED       UNREALIZED      UNREALIZED          FAIR
December 31, 2006                              COST             GAINS          LOSSES            VALUE
                                           --------------    ------------    ------------    --------------
                                           --------------    ------------    ------------    --------------
Fixed Maturities
U.S. Treasury securities                        $ 11,693             $ -           $ 281          $ 11,412
Foreign governments                                1,341             314               -             1,655
Public utilities                               2,753,801          62,651          26,298         2,790,154
Corporate securities                          25,220,870         530,472         351,648        25,399,694
Asset-backed securities                       10,035,281         122,647         120,937        10,036,991
                                           --------------    ------------    ------------    --------------
                                           --------------    ------------    ------------    --------------
Total fixed maturities                      $ 38,022,986       $ 716,084       $ 499,164      $ 38,239,906
                                           ==============    ============    ============    ==============
                                           ==============    ============    ============    ==============

Equities                                       $ 107,750        $ 13,843             $ -         $ 121,593
                                           ==============    ============    ============    ==============


                                               COST OR           GROSS           GROSS
                                             AMORTIZED        UNREALIZED      UNREALIZED          FAIR
December 31, 2005                              COST             GAINS           LOSSES           VALUE
                                           --------------    -------------   -------------   ---------------
                                           --------------    -------------   -------------   ---------------
Fixed Maturities
U.S. Treasury securities                        $ 39,561             $ 22           $ 756          $ 38,827
Foreign governments                               32,331              281             770            31,842
Public utilities                               2,937,225          103,964          16,353         3,024,836
Corporate securities                          27,984,571          867,709         308,982        28,543,298
Asset-backed securities                        8,640,123           95,291         125,010         8,610,404
                                           --------------    -------------   -------------   ---------------
                                           --------------    -------------   -------------   ---------------
Total fixed maturities                      $ 39,633,811      $ 1,067,267       $ 451,871      $ 40,249,207
                                           ==============    =============   =============   ===============
                                           ==============    =============   =============   ===============

Equities                                       $ 313,498         $ 14,736         $ 1,756         $ 326,478
                                           ==============    =============   =============   ===============


     At December 31, 2006 and 2005, available for sale securities without a readily ascertainable market value having an amortized cost of $5.7 billion and $5.9 billion, respectively, had estimated fair values of $5.7 billion and $6.0 billion, respectively.

     The amortized cost and fair value of fixed maturities at December 31, 2006, by contractual maturity, are shown below (in thousands). Expected maturities may differ from contractual maturities where securities can be called or prepaid with or without early redemption penalties.

                                                      AMORTIZED
                                                         COST           FAIR VALUE
                                                    ---------------   ---------------
                                                    ---------------   ---------------
Due in 1 year or less                                  $ 1,189,966       $ 1,192,368
Due after 1 year through 5 years                         8,538,615         8,726,446
Due after 5 years through 10 years                      13,791,038        13,766,996
Due after 10 years through 20 years                      2,954,442         2,979,718
Due after 20 years                                       1,513,644         1,537,387
Asset-backed securities                                 10,035,281        10,036,991
                                                    ---------------   ---------------
                                                    ---------------   ---------------
Total                                                 $ 38,022,986      $ 38,239,906
                                                    ===============   ===============

     U.S. Treasury securities with a carrying value of $10.7 million and $13.5 million at December 31, 2006 and 2005, respectively, were on deposit with regulatory authorities, as required by law in various states in which business is conducted.


6.    INVESTMENTS (CONTINUED)

     The fair value and the amount of gross unrealized losses included in accumulated other comprehensive income in stockholder's equity were as follows (in thousands):

                                             LESS THAN 12 MONTHS          12 MONTHS OR LONGER                TOTAL
                                        ------------------------------ --------------------------- ----------------------------
                                        ------------------------------ --------------------------- ----------------------------
                                            GROSS                         GROSS                       GROSS
                                         UNREALIZED                    UNREALIZED                   UNREALIZED
DECEMBER 31, 2006                          LOSSES        FAIR VALUE      LOSSES      FAIR VALUE       LOSSES      FAIR VALUE
                                        -------------- --------------- ------------ -------------- ------------- --------------
                                        -------------- --------------- ------------ -------------- ------------- --------------
U.S. Treasury securities                         $ 27         $ 3,063        $ 254        $ 7,280         $ 281       $ 10,343
Foreign governments                                 -               -            -              -             -              -
Public utilities                                2,182         513,145       24,116        964,937        26,298      1,478,082
Corporate securities                           48,919       3,869,151      302,729     10,212,760       351,648     14,081,911
Asset-backed securities                         8,642       2,129,328      112,295      3,740,046       120,937      5,869,374
                                        -------------- --------------- ------------ -------------- ------------- --------------
                                        -------------- --------------- ------------ -------------- ------------- --------------
Subtotal - fixed maturities                    59,770       6,514,687      439,394     14,925,023       499,164     21,439,710
Equities                                            -               -            -              -             -              -
                                        -------------- --------------- ------------ -------------- ------------- --------------
                                        -------------- --------------- ------------ -------------- ------------- --------------
Total temporarily impaired
securities                                   $ 59,770     $ 6,514,687     $439,394   $ 14,925,023      $499,164   $ 21,439,710
                                        ============== =============== ============ ============== ============= ==============


                                         LESS THAN 12 MONTHS         12 MONTHS OR LONGER                  TOTAL
                                     ---------------------------- --------------------------- -----------------------------
                                     ---------------------------- --------------------------- -----------------------------
                                        GROSS                        GROSS                       GROSS
                                      UNREALIZED                   UNREALIZED                  UNREALIZED
DECEMBER 31, 2005                       LOSSES      FAIR VALUE       LOSSES      FAIR VALUE      LOSSES       FAIR VALUE
                                     ------------- -------------- ------------- ------------- ------------- ---------------
                                     ------------- -------------- ------------- ------------- ------------- ---------------
U.S. Treasury securities                    $ 756       $ 35,717           $ -           $ -         $ 756        $ 35,717
Foreign governments                           671         28,285            99         2,039           770          30,324
Public utilities                           15,125      1,055,007         1,228        42,302        16,353       1,097,309
Corporate securities                      250,414     12,914,442        58,568       927,820       308,982      13,842,262
Asset-backed securities                    44,837      3,303,743        80,173     2,190,168       125,010       5,493,911
                                     ------------- -------------- ------------- ------------- ------------- ---------------
                                     ------------- -------------- ------------- ------------- ------------- ---------------
Subtotal - fixed maturities               311,803     17,337,194       140,068     3,162,329       451,871      20,499,523
Equities                                    1,756         24,198             -             -         1,756          24,198
                                     ------------- -------------- ------------- ------------- ------------- ---------------
                                     ------------- -------------- ------------- ------------- ------------- ---------------
Total temporarily impaired
securities                              $ 313,559   $ 17,361,392     $ 140,068   $ 3,162,329     $ 453,627    $ 20,523,721
                                     ============= ============== ============= ============= ============= ===============


     The Company periodically reviews its fixed maturities and equities on a case-by-case basis to determine if any decline in fair value to below amortized cost is other-than-temporary. Factors considered in determining whether a decline is other-than-temporary include the length of time a security has been in an unrealized loss position, reasons for the decline in value, expectations for the amount and timing of a recovery in value and the Company's ability and intent to hold a security to recovery in value or of contractual cash flows. If it is determined that a decline in value of an investment is temporary, the decline is recorded as an unrealized loss in accumulated other comprehensive income in stockholder's equity. If the decline is considered to be other-than-temporary, a realized loss is recognized in the consolidated income statements.

     Generally, securities with fair values that are less than 80% of amortized cost and other securities the Company determines are underperforming or potential problem securities are subject to regular review. To facilitate the review, securities with significant declines in value, or where other objective criteria evidencing credit deterioration have been met, are included on a watch list. Among the criteria for securities to be included on a watch list are: credit deterioration that has led to a significant decline in value of the security; a significant covenant related to the security has been breached; or an issuer has filed or indicated a possibility of filing for bankruptcy, has missed or announced it intends to miss a scheduled interest or principal payment, or has experienced a specific material adverse change that may impair its creditworthiness.

     In performing these reviews, the Company considers the relevant facts and circumstances relating to each investment and must exercise considerable judgment in determining whether a security is other than temporarily




6.    INVESTMENTS (CONTINUED)

     impaired. Assessment factors include judgments about an obligor's current and projected financial position, an issuer's current and projected ability to service and repay its debt obligations, the existence of, and realizable value of, any collateral backing obligations, the macro-economic outlook and micro-economic outlooks for specific industries and issuers. Assessing the duration of asset-backed securities can also involve assumptions regarding underlying collateral such as prepayment rates, default and recovery rates, and third-party servicing capabilities.

     Among the specific factors considered are whether the decline in fair value results from a change in the credit quality of the security itself, or from a downward movement in the market as a whole, the likelihood of recovering the carrying value based on the near term prospects of the issuer and the Company's ability and intent to hold the security until such a recovery may occur. Unrealized losses that are considered to be primarily the result of market conditions are usually determined to be temporary, e.g., minor increases in interest rates, unusual market volatility or industry-related events, and where the Company also believes there exists a reasonable expectation for recovery in the near term and, furthermore, has the intent and ability to hold the investment until maturity or the market recovery.
     To the extent factors contributing to impairment losses recognized affect other investments, such investments are also reviewed for other-than-temporary impairment and losses are recorded when appropriate.

     The Company applies the provisions of EITF Issue No. 99-20, "Recognition of
     Interest Income and Impairment on Purchased and Retained Beneficial
     Interests in Securitized Financial Assets" ("EITF 99-20") when evaluating whether impairments on its other than high quality structured securities, including certain asset-backed securities and collateralized debt obligations, are other than temporary. The Company regularly reviews future cash flow assumptions and, in accordance with EITF 99-20, if there has been an adverse change in estimated cash flows to be received on a security, an impairment is recognized in the consolidated income statements. For privately placed structured securities, impairment amounts are based on discounted cash flows.

     There are inherent uncertainties in assessing the fair values assigned to the Company's investments and in determining whether a decline in market value is other-than-temporary. The Company's review of fair value involves several criteria including economic conditions, credit loss experience, other issuer-specific developments and future cash flows. These assessments are based on the best available information at the time. Factors such as market liquidity, the widening of bid/ask spreads and a change in the cash flow assumptions can contribute to future price volatility. If actual experience differs negatively from the assumptions and other considerations used in the consolidated financial statements, unrealized losses currently in accumulated other comprehensive income may be recognized in the consolidated income statement in future periods.

     The Company currently intends to hold available for sale securities with unrealized losses not considered other than temporary until they mature or recover in value. However, if the specific facts and circumstances surrounding an individual security, or the outlook for its industry sector change, the Company may sell the security prior to its maturity and realize a loss.

     Of the total carrying value for fixed maturities in an unrealized loss position at December 31, 2006, 84.3% were investment grade, 4.9% were below investment grade and 10.8% were not rated. Unrealized losses from fixed maturities that were below investment grade or not rated represented approximately 20.9% of the aggregate gross unrealized losses on available for sale fixed maturities.

     Corporate securities in an unrealized loss position were diversified across industries. As of December 31, 2006, the industries representing the larger unrealized losses included energy (12.6% of fixed maturities gross unrealized losses) and financial services (11.7%). The Company had no material unrealized losses on individual fixed maturities or equities at December 31, 2006.



6.    INVESTMENTS (CONTINUED)

     The amount of gross unrealized losses for fixed maturities in a loss position by maturity date of the fixed maturities as of December 31, 2006 were as follows (in thousands):

Less than one year                                        $ 1,672
One to five years                                          56,851
Five to ten years                                         221,130
More than ten years                                        98,574
Asset-backed securities                                   120,937
                                                  ---------------
                                                  ---------------
Total gross unrealized losses                           $ 499,164
                                                  ===============

     MORTGAGE LOANS
     Commercial mortgage loans are net of allowance for loan losses of $13.1 million and $17.6 million at December 31, 2006 and 2005, respectively. At
     December 31, 2006, mortgage loans were collateralized by properties located in 38 states and Canada.

     SECURITIZATIONS
     In November 2003, Jackson executed the Piedmont CDO Trust ("Piedmont") securitization transaction. In this transaction, Jackson contributed
     $1,159.6 million of asset-backed securities, ultimately to Piedmont, which issued several classes of debt to acquire such securities. The transaction was recorded as a sale; however, Jackson retained beneficial interests in the contributed asset-backed securities of approximately 80% by acquiring certain securities issued by Piedmont. Piedmont is a Qualified Special
     Purpose Entity and accordingly, is not consolidated in the accompanying financial statements. Jackson's carrying value in securities issued by Piedmont totaled $636.6 million and $795.9 million at December 31, 2006 and 2005, respectively, and was included in asset-backed securities.

     OTHER INVESTED ASSETS
     Other invested assets primarily include investments in 1) limited partnerships, 2) derivative instruments with positive fair values and 3) real estate. Investments in limited partnerships have carrying values of $479.9 million and $710.3 million at December 31, 2006 and 2005, respectively. Real estate totaling $109.0 million and $142.4 million at December 31, 2006 and 2005, respectively, includes foreclosed properties with a book value of $10.5 million and $19.6 million at December 31, 2006 and 2005, respectively. Limited partnership income recognized by the Company was $133.0 million, $162.5 million and $105.2 million in 2006, 2005 and 2004, respectively.

     The fair value of free-standing derivative instruments reflects the estimated amounts, net of payment accruals, that the Company would receive or pay upon sale or termination of the contracts at the reporting date.
     With respect to swaps and put-swaptions, the notional amount represents the stated principal balance used as a basis for calculating payments. With respect to futures and options, the contractual amount represents the market exposure of open positions.



6.    INVESTMENTS (CONTINUED)

     A summary of the aggregate contractual or notional amounts and fair values of freestanding derivative instruments outstanding is as follows (in thousands):

                                          DECEMBER 31, 2006
                                        OTHER INVESTED ASSETS          OTHER LIABILITIES
                                     ---------------------------- -----------------------------
                                     ---------------------------- -----------------------------
                                     CONTRACTUAL/                  CONTRACTUAL/                      NET
                                       NOTIONAL         FAIR         NOTIONAL         FAIR           FAIR
                                        AMOUNT          VALUE         AMOUNT          VALUE         VALUE
                                     --------------  ------------ ---------------  ------------  -------------
                                     --------------  ------------ ---------------  ------------  -------------
Cross-currency swaps                   $ 1,051,577      $215,382        $ 50,000      $ (1,789)      $213,593
Credit default swaps                             -             -          36,000           (59)           (59)
Equity index call
options                                  1,140,750       108,472          22,718        (5,446)       103,026
Equity index put
options                                  5,300,000        32,837               -             -         32,837
Put-swaptions                           26,500,000         9,559      23,000,000          (459)         9,100
Futures                                          -             -         535,650        (1,238)        (1,238)
Total return swaps                         450,000        24,632         127,000       (13,470)        11,162
Interest rate swaps                      4,710,105       104,899       3,890,000      (156,495)       (51,596)
                                     --------------  ------------ ---------------  ------------  -------------
                                     --------------  ------------ ---------------  ------------  -------------
Total                                 $ 39,152,432      $495,781    $ 27,661,368    $ (178,956)      $316,825
                                     ==============  ============ ===============  ============  =============

                                          DECEMBER 31, 2005
                                        OTHER INVESTED ASSETS           OTHER LIABILITIES
                                     ----------------------------  -----------------------------
                                     ----------------------------  -----------------------------
                                     CONTRACTUAL/                  CONTRACTUAL/                        NET
                                       NOTIONAL          FAIR        NOTIONAL          FAIR           FAIR
                                        AMOUNT          VALUE         AMOUNT          VALUE           VALUE
                                     --------------   -----------  --------------  ------------- ----------------
                                     --------------   -----------  --------------  ------------- ----------------
Cross-currency swaps                     $ 947,735     $ 189,383       $ 672,653      $ (45,278)       $ 144,105
Equity index call
options                                  1,365,850       108,085          22,718         (3,566)         104,519
Equity index put
options                                  2,450,000        45,758               -              -           45,758
Put-swaptions                           16,000,000        11,634      25,000,000         (1,746)           9,888
Futures                                    313,700         6,825               -              -            6,825
Total return swaps                       1,050,000        66,248         206,272        (32,297)          33,951
Interest rate swaps                      4,063,566       107,330       6,092,000       (224,103)        (116,773)
                                     --------------   -----------  --------------  ------------- ----------------
                                     --------------   -----------  --------------  ------------- ----------------
Total                                 $ 26,190,851     $ 535,263    $ 31,993,643     $ (306,990)       $ 228,273
                                     ==============   ===========  ==============  ============= ================

     SECURITIES LENDING
     The Company has entered into securities lending agreements with an agent bank whereby blocks of securities are loaned to third parties, primarily major brokerage firms. As of December 31, 2006 and 2005, the estimated fair value of loaned securities was $306.5 million and $436.8 million, respectively. The agreements require a minimum of 102 percent of the fair value of the loaned securities to be held as collateral, calculated on a daily basis. To further minimize the credit risks related to this program, the financial condition of counterparties is monitored on a regular basis.
     Cash collateral received, in the amount of $235.9 million and $428.0 million at December 31, 2006 and 2005, respectively, was invested by the agent bank and included in short-term investments of the Company. A securities lending payable is included in liabilities for cash collateral received. Other collateral received, generally in the form of securities, totaled $89.2 million and $29.4 million at December 31, 2006 and 2005, respectively. Securities lending transactions are used to generate income.
     Income and expenses associated with these transactions are reported as net investment income.


7.    INVESTMENT INCOME, RISK MANAGEMENT ACTIVITY AND REALIZED GAINS AND LOSSES

     The sources of net investment income by major category were as follows (in thousands):

                                                              YEARS ENDED DECEMBER 31,
                                                       2006            2005           2004
                                                   --------------  -------------  -------------
                                                   --------------  -------------  -------------
Fixed maturities                                     $ 2,363,953    $ 2,340,984    $ 2,270,233
Other investment income                                  619,864        626,967        492,210
                                                   --------------  -------------  -------------
                                                   --------------  -------------  -------------
Total investment income                                2,983,817      2,967,951      2,762,443
Less investment expenses                                 (79,030)       (88,511)       (72,498)
                                                   --------------  -------------  -------------
                                                   --------------  -------------  -------------
Net investment income                                $ 2,904,787    $ 2,879,440    $ 2,689,945
                                                   ==============  =============  =============

     Risk management activity, including gains (losses) and change in fair value of derivative instruments and embedded derivatives, was as follows (in thousands):

                                                          YEARS ENDED DECEMBER 31,
                                                 2006            2005           2004
                                             --------------  -------------  --------------
                                             --------------  -------------  --------------
Interest rate swaps                              $ 106,907      $ 160,250        $ 16,618
Forwards                                                 -          6,891           4,024
Put-swaptions                                      (10,572)        (3,093)          8,390
Futures                                            (40,993)         4,086             708
Equity index call options                           33,460          4,548          48,870
Equity index put options                           (64,046)       (19,757)              -
Total return swaps                                  10,486              -          21,701
Fixed index annuity embedded derivatives          (154,696)       (20,247)        (30,024)
Credit default swaps                                 1,447              -               -
Variable annuity embedded derivatives               12,780         37,149          20,527
                                             --------------  -------------  --------------
                                             --------------  -------------  --------------
Risk management activity                        $ (105,227)     $ 169,827        $ 90,814
                                             ==============  =============  ==============

     Net realized gains (losses) on investments were as follows (in thousands):

                                               YEARS ENDED DECEMBER 31,
                                                 2006            2005           2004
                                             --------------  -------------  --------------
                                             --------------  -------------  --------------
Sales of fixed maturities
Gross gains                                   $       96,911  $      85,648  $    263,685
Gross losses                                      (113,800)       (53,395)        (67,352)
Sales of equities
Gross gains                                          7,796         25,243          33,037
Gross losses                                        (1,562)           (93)           (685)
Sales of real estate
Gross gains                                              -             19               -
Transfers to trading securities                          -              -          (9,300)
Impairment losses                                  (47,055)       (44,438)        (80,729)
                                             --------------  -------------  --------------
                                             --------------  -------------  --------------
Total                                            $ (57,710)      $ 12,984       $ 138,656
                                             ==============  =============  ==============

     Net realized gains (losses) on investments, net of amounts allocated to minority interest, totaled $(66.7) million, $12.0 million and $92.8 million in 2006, 2005 and 2004, respectively.



8.   VALUE OF ACQUIRED INSURANCE

     The value of acquired insurance in-force at acquisition date represents the present value of anticipated profits of the business in-force on November
     25, 1986 (the date the Company was acquired by Prudential). The value of acquired insurance in-force was determined by using assumptions as to interest, persistency and mortality. Profits were then discounted to arrive at the value of the insurance in-force.

     The amortization of acquired insurance was as follows (in thousands):

                                                          2006            2005         2004
                                                      --------------  -------------  ----------
                                                      --------------  -------------  ----------
Value of acquired insurance:
Balance, beginning of year                             $       23,578  $      45,768  $ 66,650
Interest, at rates varying from 6.5% to 9.5%                  1,108          3,258       5,277
Amortization                                                (24,686)       (25,448)    (26,159)
                                                      --------------  -------------  ----------
                                                      --------------  -------------  ----------
Balance, end of year                                            $ -       $ 23,578    $ 45,768
                                                      ==============  =============  ==========

9.   CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND VARIABLE ANNUITY GUARANTEES

     The Company issues variable contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). The Company also issues variable annuity and life contracts through separate accounts where the Company contractually guarantees to the contract holder (variable contracts with guarantees) either a) return of no less than total deposits made to the contract adjusted for any partial withdrawals, b) total deposits made to the contract adjusted for any partial withdrawals plus a minimum return, or c) the highest contract value on a specified anniversary date adjusted for any withdrawals following the contract anniversary. These guarantees include benefits that are payable in the event of death (guaranteed minimum death benefit ("GMDB")), annuitization (guaranteed minimum income benefit ("GMIB")), or at specified dates during the accumulation period (guaranteed minimum withdrawal benefit
     ("GMWB")).


     The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue. Changes in liabilities for minimum guarantees are included in increase in reserves, net of reinsurance in the consolidated income statement, with the exception of changes in embedded derivatives, which are included in risk management activity. Separate account net investment income, net investment gains and losses, and the related liability changes are offset within the same line item in the consolidated income statements.


9. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND VARIABLE ANNUITY
GUARANTEES (CONTINUED)

     At December 31, 2006 and 2005, the company had variable contracts with guarantees, where net amount at risk is the amount of guaranteed benefit in excess of current account value, as follows (dollars in millions):

                                                                                                                      Average
DECEMBER 31, 2006                                                                                                     Period
                                                                                                   Weighted            until
                                                        Minimum     Account       Net Amount        Average          Expected
                                                        Return       Value         at Risk       Attained Age      Annuitization
                                                       ----------  -----------  --------------- ----------------  ----------------
                                                       ----------  -----------  --------------- ----------------  ----------------
Return of net deposits plus a minimum return
           GMDB                                         0% - 5%     $ 17,036        $ 1,218       63.3 years
           GMIB                                         0% - 6%      $ 2,522         $ 21                           7.4 years
           GMWB - Premium only                                       $ 4,928          $ -
           GMWB - For life                              0% - 5%       $ 997           $ -
Highest specified anniversary account value minus
     withdrawals post-anniversary
           GMDB                                                       $ 3,266         $ 45         61.6 years
           GMWB - Highest anniversary only                            $ 1,854          $ 1
           GMWB - For life                                             $ 543           $ -
Combination net deposits plus minimum return, highest
specified anniversary account value minus withdrawals
post-anniversary
           GMDB                                         0% - 5%      $ 1,786          $ 5         63.8 years
           GMWB - For life                              0% - 5%       $ 962           $ -


                                                                                                                         Average
DECEMBER 31, 2005                                                                                                        Period
                                                                                                      Weighted            until
                                                           Minimum     Account       Net Amount        Average          Expected
                                                           Return       Value         at Risk       Attained Age      Annuitization
                                                          ----------  -----------  --------------- ----------------  ---------------
                                                          ----------  -----------  --------------- ----------------  ---------------
Return of net deposits plus a minimum return
           GMDB                                            0% - 5%     $ 11,471        $ 1,411       63.4 years
           GMIB                                            0% - 6%      $ 2,000         $ 21                               8.1 years
           GMWB                                                         $ 4,380          $ 1
Highest specified anniversary account value minus
     withdrawals post-anniversary - GMDB                                $ 1,886         $ 47         61.2 years
Combination net deposits plus minimum return, highest
     specified anniversary account value minus
     withdrawals post-anniversary - GMDB                   0% - 5%      $ 1,243          $ 5         63.7 years



     Account balances of contracts with guarantees were invested in variable separate accounts as follows (in millions):

                                           DECEMBER 31,
                                 -------------------------------
                                 -------------------------------
Fund type:                         2006                 2005
                                 ----------           ----------
                                 ----------           ----------
Equity                            $ 18,937             $ 12,388
Bond                                 1,508                1,156
Balanced                             1,373                  903
Money market                           269                  160
                                 ----------           ----------
                                 ----------           ----------
Total                             $ 22,087             $ 14,607
                                 ==========           ==========



9. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND VARIABLE ANNUITY
GUARANTEES (CONTINUED)

     GMDB liabilities, before reinsurance, reflected in the general account are as follows (in millions):

                                                               2006          2005           2004
                                                           -------------  ------------   ------------
Balance at January 1                                             $ 37.0        $ 42.0         $ 50.1
Incurred guaranteed benefits                                       43.6          21.2           19.1
Paid guaranteed benefits                                          (24.0)        (26.2)         (27.2)
                                                           -------------  ------------   ------------
Balance at December 31                                           $ 56.6        $ 37.0         $ 42.0
                                                           =============  ============   ============
Balance at December 31, net of reinsurance                        $ 1.9         $ 0.8          $ 0.9
                                                           =============  ============   ============






     The GMDB liability is determined at each period end by estimating the expected value of death MITTED] benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

     The following assumptions and methodology were used to determine the GMDB liability at December 31, 2006 and 2005:
1)            Use of a series of deterministic investment performance scenarios.
2) Mean investment performance assumption of 8.4% after investment management fees, but before investment advisory fees and mortality and expense charges.
3)            Mortality equal to 80% of the Annuity 2000 table.
4) Lapse rates varying by contract type and duration and ranging from 2% to 50%, with an average of 7% during the surrender charge period and 13% thereafter at December 31, 2006 and from 2% to 40%, with an average of 5% during the surrender charge period and 12% thereafter at December 31, 2005.
5)            Discount rate of 8.4%.

     Most GMWB reserves are considered to be derivatives under FAS 133 and are recognized at fair value, with the change in fair value included in risk management activity. As the nature of the cash flows used to derive the fair value of these reserves may be quite varied, the fair value is calculated as the average of the results from 1,000 stochastic scenarios.
     These scenarios incorporate assumptions regarding expected market volatility, correlations of market returns and discount rates, utilization of the benefit by policyholders under varying conditions and policyholder lapsation. At each valuation date, the Company assumes expected returns based on risk-free rates as represented by the LIBOR forward curve as of that date and market volatility as determined with reference to implied volatility data and evaluations of historical volatilities for various indices. The risk-free spot rates as represented by the LIBOR spot curve as of the valuation date are used to determine the present value of expected future cash flows produced in the stochastic process. The negative GMWB reserve at December 31 2006 and 2005 totaled $56.0 million and $26.5 million, respectively, and is included in other assets.

     Since October 2004, Jackson has issued certain GMWB products that guarantee payments over a lifetime. Reserves for these lifetime benefits are calculated as required by SOP 03-1. At December 31, 2006 and 2005, these
     SOP 03-1 reserves are immaterial.

     The direct GMIB liability is determined at each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments.
     The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for calculating the direct GMIB liability at December 31, 2006 and 2005, are consistent with those used for calculating the GMDB liability. These GMIB SOP 03-1 reserves are minimal at December 31, 2006 and 2005.



9. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND VARIABLE ANNUITY
GUARANTEES (CONTINUED)

     OTHER LIABILITIES - INSURANCE AND ANNUITIZATION BENEFITS
     The Company has established additional reserves for life insurance business due to: universal life ("UL") plans with secondary guarantees, interest-sensitive life ("ISWL") plans that exhibit "profits followed by loss" patterns and account balance adjustments to tabular guaranteed cash values on one interest sensitive life plan. The Company also has a small closed block of two-tier annuities, where different crediting rates are used for annuitization and surrender benefit calculations, for which a liability was established to cover future annuitization benefits in excess of surrender values. The Company also has a small closed block of two-tier annuities, where different crediting rates are used for annuitization and surrender benefit calculations. The total liability for this block is the low tier funding using the lower credited rate associated with surrenders, plus the SOP 03-1 annuitization reserve.

     Liabilities for these benefits have been established according to the methodology prescribed in SOP 03-1, as follows:

                                  DECEMBER 31, 2006                         DECEMBER 31, 2005
                               ---------------------------------------  -----------------------------------------
                               ----------------------------------------------------------------------------------
Benefit Type                    Liability    Net Amount   Weighted AverageLiability Age Net Amount   Weighted Average
                               (in millions)  at Risk                   (in millions)    at Risk        Attained
                                           (in millions)*                             (in millions)*      Age
---------------------------    ----------------------------------------------------------------------------------
---------------------------    ---------------------------------------  -----------------------------------------
UL insurance benefit              $ 57       $ 4,992      54.5 years        $ 58        $ 4,620      54.6 years
Two-tier annuitization            $ 7          $ 37       60.7 years        $ 7           $ 39       59.4 years
ISWL account balance
adjustment                        $ 40            n/a          n/a          $ 34             n/a          n/a

     * Net amount at risk  ("NAR")  for the UL benefits is for the total of
     the  plans  containing  any  policies  having  projected   non-zero  excess
     benefits,  and thus may  include  NAR for some  policies  with zero  excess benefits.

     The following assumptions and methodology were used to determine the UL insurance benefit liability at December 31, 2006 and 2005:

     1)   Use of a series of deterministic premium persistency scenarios.
     2) Other experience assumptions similar to those used in amortization of deferred acquisition costs.
     3)   Discount  rates equal to the credited  interest  rates,  approximately
          4%-5% projected.

     The following assumptions and methodology were used to determine the two-tier annuitization benefit liability at December 31, 2006 and 2005:

     1) Use of a series of deterministic scenarios, varying by surrender rate and annuitization rate.

     2) Other experience assumptions similar to those used in amortization of deferred acquisition costs.

     3) Discount rates are equal to credited interest rates, approximately, 3%-4% projected at December 31, 2006 and 3% - 5% projected at December
          31, 2005.



10.  NOTES PAYABLE

     The aggregate carrying value and fair value of notes payable at December
     31, 2006 and 2005 were as follows (in thousands):

                                                     DECEMBER 31,
                                      2006                      2005
                                  -------------------------  ------------------------
                                  -------------------------  ------------------------
                                    CARRYING                  CARRYING
                                     VALUE     FAIR VALUE       VALUE    FAIR VALUE
                                  -------------------------  ------------------------
                                  -------------------------  ------------------------
Surplus notes                         $249,265    $308,550      $249,251    $314,350
Tuscany notes                          114,381     114,381       224,712     224,712
Mortgage loans                          34,866      34,866         4,226       4,226
VIE equity classes                       3,750       3,750         8,750       8,750
                                  -------------------------  ------------------------
                                  -------------------------  ------------------------
Total                                 $402,262    $461,547      $486,939    $552,038
                                  =========================  ========================

     SURPLUS NOTES
     On March 15, 1997, the Company issued 8.15% Surplus Notes (the "Notes") in the principal amount of $250.0 million due March 15, 2027. The Notes were issued pursuant to Rule 144A under the Securities Act of 1933, and are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims.

     Under Michigan Insurance law, for statutory reporting purposes, the Notes are not part of the legal liabilities of the Company and are considered capital and surplus. Payments of interest or principal may only be made with the prior approval of the Commissioner of Insurance of the State of Michigan and only out of surplus earnings which the Commissioner determines to be available for such payments under Michigan Insurance law. The Notes may not be redeemed at the option of the Company or any holder prior to maturity.

     Interest is payable semi-annually on March 15 and September 15 of each year. Interest paid on the Notes was $20.4 million in each of 2006, 2005 and 2004.

     TUSCANY NOTES
     On December 19, 2001, Tuscany CDO, Limited, a VIE in which Jackson is the primary beneficiary, issued $900.0 million of senior and subordinated notes. At issuance, the most senior notes, initially totaling $450.0 million, due February 25, 2010 were sold to unrelated parties with the remaining senior and subordinated notes retained by the Company. The most senior notes were paid in full by August 2006. In 2003, the second most senior notes, initially totaling $129.0 million, due February 25, 2015 were sold to unrelated parties. The most senior notes bore interest at LIBOR plus .38% and the second most senior notes bear interest at LIBOR plus .47%
     (collectively, "Tuscany Notes"). At December 31, 2006 and 2005, the weighted average rate on the Tuscany Notes was 5.93% and 4.48%, respectively. Interest paid totaled $11.0 million, $6.8 million and $3.7 million in 2006, 2005 and 2004, respectively.

     MORTGAGE LOANS
     Certain consolidated real estate VIEs, including certain entities that were newly consolidated in 2006, have outstanding mortgage loans at a weighted average interest rate of 6.53% and 8.55% at December 31, 2006 and 2005, respectively, with maturities through 2016. Interest paid totaled $2.8 million, $273 thousand and $160 thousand in 2006, 2005 and 2004, respectively.

     VIE EQUITY CLASSES
     Certain of the VIEs have "equity" classes issued in the form of non-investment grade debt with maturities through November 2013.
     Accordingly, these equity classes are classified as notes payable rather than minority interest in the consolidated balance sheets. These notes accrue contingent interest in addition to the stated coupon. The outstanding principal amounts accrued interest at a weighted average interest rate of 7.12% and 8.31% at December 31, 2006 and 2005, respectively. Interest paid on the notes in 2006, 2005 and 2004 totaled
     $20.0 million, $664 thousand and $456 thousand, respectively.





11.  REVERSE REPURCHASE AGREEMENTS

     During 2006 and 2005, the Company entered into reverse repurchase and dollar roll repurchase agreements whereby the Company agreed to sell and repurchase securities. These activities have been accounted for as financing transactions, with the assets and associated liabilities included in the consolidated balance sheets. Short-term borrowings under such agreements averaged $33.9 million and $17.4 million during 2006 and 2005, respectively, at weighted average interest rates of 4.53% and 2.25%, respectively. There was no outstanding balance as of December 31, 2006. The outstanding balance totaled $300.0 million at December 31, 2005 and was included in other liabilities. Interest paid totaled $1.5 million, $0.4 million and $0.2 million in 2006, 2005 and 2004, respectively. The highest level of short-term borrowings at any month end was $230.0 million in 2006 and $300.0 million in 2005.

12.  REINSURANCE

     The Company assumes and cedes reinsurance from and to other insurance companies in order to limit losses from large exposures; however, if the reinsurer is unable to meet its obligations, the originating issuer of the coverage retains the liability. The maximum amount of life insurance risk retained by the Company on any one life is generally $2.0 million. Amounts not retained are ceded to other companies on a yearly renewable-term or a coinsurance basis.

     In connection with the purchase of Life of Georgia, Jackson acquired certain lines of business that were wholly ceded to non-affiliates. These include both direct and assumed accident and health business, direct and assumed life insurance business, and certain institutional annuities.

     With the approval of the Michigan Commissioner of Insurance, Jackson cedes the guaranteed minimum death benefit coverage associated with certain variable annuities issued prior to 2002 to an affiliate, Prudential
     Atlantic Reinsurance Company, Dublin, Ireland ("PARC"). PARC is a wholly owned subsidiary of Prudential. The income statement impact of the treaty is negligible, as the reinsurance premium, net of claims, approximates the change in the GMDB reserve.

     The effect of reinsurance on premiums was as follows (in thousands):

                                                      YEARS ENDED DECEMBER 31,
                                                  2006          2005         2004
                                               ------------  -----------  ------------
                                               ------------  -----------  ------------
Direct premiums:
Life                                             $ 361,016    $ 347,831     $ 314,168
Accident and health                                 22,297       14,855             -
Plus reinsurance assumed:
Life                                                 3,984       12,629             6
Accident and health                                  2,113        1,232             -
Less reinsurance ceded:
Life                                              (134,251)    (134,258)     (126,778)
Accident and health                                (24,410)     (16,087)            -
Guaranteed annuity benefits                        (34,548)     (27,141)      (25,054)
                                               ------------  -----------  ------------
                                               ------------  -----------  ------------
Total net premiums                               $ 196,201    $ 199,061     $ 162,342
                                               ============  ===========  ============

     Premiums ceded for guaranteed annuity benefits included $24.5 million, $19.4 million and $20.2 million premiums ceded to PARC during 2006, 2005 and 2004, respectively.



12.  REINSURANCE (CONTINUED)

     Components of the reinsurance recoverable asset were as follows (in thousands):

                                                      DECEMBER 31,
                                                  2006            2005
                                               ------------    ------------
                                               ------------    ------------
Reserves:
Life                                              $735,904       $ 681,765
Accident and health                                 32,560          39,047
Guaranteed annuity benefits                         70,675         171,310
Claims liability                                    37,997          41,254
Other                                                9,831          10,362
                                               ------------    ------------
                                               ------------    ------------
Total                                             $886,967       $ 943,738
                                               ============    ============

     Reserves reinsured through Brooke Life were $56.8 million and $59.4 million at December 31, 2006 and 2005, respectively. Reserves reinsured through PARC were $54.7 million and $36.3 million at December 31, 2006 and 2005, respectively.

13.  FEDERAL INCOME TAXES

     The components of the provision for federal income taxes were as follows (in thousands):

                                                        YEARS ENDED DECEMBER 31,
                                               2006            2005          2004
                                            ------------   -------------  ------------
                                            ------------   -------------  ------------
Current tax expense                            $240,858        $174,180      $ 87,196
Deferred tax expense                             22,558         141,115       216,880
                                            ------------   -------------  ------------
                                            ------------   -------------  ------------

Federal income tax expense                     $263,416        $315,295      $304,076
                                            ============   =============  ============

     Federal income tax expense reported for discontinued operations totaled $40.6 million in 2004.

     The federal income tax provisions differ from the amounts determined by multiplying pretax income by the statutory federal income tax rate of 35% for 2006, 2005 and 2004 as follows (in thousands):

                                                           YEARS ENDED DECEMBER 31,
                                                      2006          2005          2004
                                                  -------------  ------------  ------------
                                                  -------------  ------------  ------------
Income taxes at statutory rate                        $278,612      $318,279      $304,123
Dividends received deduction                           (15,156)       (3,437)            -
Other                                                      (40)          452           (47)
                                                  -------------  ------------  ------------
                                                  -------------  ------------  ------------
Provision for federal income taxes                    $263,416      $315,294      $304,076
                                                  =============  ============  ============
                                                  =============  ============  ============

Effective tax rate                                       33.1%         34.7%         35.0%
                                                  =============  ============  ============

     Federal income taxes paid were $214.0 million, $165.1 million and $105.5 million in 2006, 2005 and 2004, respectively.





13.  FEDERAL INCOME TAXES (CONTINUED)

     The tax effects of significant temporary differences that give rise to deferred tax assets and liabilities were as follows (in thousands):

                                                                                      DECEMBER 31,
                                                                                 2006           2005
                                                                             -------------  -------------
                                                                             -------------  -------------
Gross deferred tax asset
Difference between financial reporting and the tax basis of:
Policy reserves and other insurance items                                       $ 860,143      $ 745,761
Investments                                                                       138,758        163,076
Deferred compensation                                                              56,866         47,550
Other, net                                                                         48,543         48,715
                                                                             -------------  -------------
                                                                             -------------  -------------
Total gross deferred tax asset                                                  1,104,310      1,005,102
                                                                             -------------  -------------
                                                                             -------------  -------------

GROSS DEFERRED TAX LIABILITY
Difference between financial reporting and the tax basis of:
Deferred acquisition costs and sales inducements                                 (976,968)      (786,538)
Value of the insurance in-force                                                         -         (8,252)
Other assets                                                                       (3,354)       (24,469)
Net unrealized gains on available for sale securities                             (80,579)      (218,250)
Other, net                                                                        (27,249)        (8,176)
                                                                             -------------  -------------
                                                                             -------------  -------------
Total gross deferred tax liability                                             (1,088,150)    (1,045,685)
                                                                             -------------  -------------
                                                                             -------------  -------------

Net deferred tax asset (liability)                                            $     16,160   $    (40,583)
                                                                             =============  =============

     Management believes that it is more likely than not that the results of future operations will generate sufficient taxable income to realize the gross deferred tax asset.

     At December 31, 2006, the Company had no federal tax capital loss carryforwards available for future use.

14.  COMMITMENTS AND CONTINGENCIES

     The Company and its subsidiaries are involved in litigation arising in the ordinary course of business. It is the opinion of management that the ultimate disposition of such litigation will not have a material adverse affect on the Company's financial condition or results of operations.
     Jackson has been named in civil litigation proceedings which appear to be substantially similar to other class action litigation brought against many life insurers alleging misconduct in the sale of insurance products. The
     Company accrues for legal contingencies once the contingency is deemed to be probable and estimable. Accordingly, at December 31, 2006 and 2005, Jackson had recorded accruals totaling $11.0 million and $7.1 million, respectively. Additionally, in connection with the purchase of Life of Georgia, Jackson assumed a $9.4 million liability related to a class action lawsuit. This liability has been fully indemnified by ING Groep, N.V. and an indemnification receivable of $9.4 million has been included in other assets.

     State guaranty funds provide payments for policyholders of insolvent life insurance companies. These guaranty funds are financed by assessments to solvent insurance companies based on location, volume and types of business. The Company estimated its reserve for future state guaranty fund assessments based on data received from the National Organization of Life and Health Insurance Guaranty Associations. Based on data received at the end of 2006 and 2005, the Company's reserve for future state guaranty fund assessments was $18.0 million and $19.3 million, respectively. The Company believes the reserve is adequate for all anticipated payments for known insolvencies.



14.  COMMITMENTS AND CONTINGENCIES (CONTINUED)

     The Company had unfunded commitments related to its investments in limited partnerships totaling $339.7 million and $389.1 million at December 31, 2006 and 2005, respectively.

     The Company leases office space, land and equipment under several operating leases that expire at various dates through 2051. Certain leases include escalating lease rates, lease abatements and other incentives and, as a result, at December 31, 2006, Jackson recorded a liability of $2.0 million for future lease payments. Lease expense was $23.0 million, $28.5 million and $27.9 million in 2006, 2005 and 2004, respectively. Future minimum payments under these noncancellable operating leases are as follows (in thousands):

2007                                                               $ 7,124
2008                                                                 6,980
2009                                                                 4,172
2010                                                                 3,408
2011                                                                 3,400
Thereafter                                                          28,167
                                                                 ------------
                                                                 ------------
Total                                                             $ 53,251
                                                                 ============

     Jackson subleased office space under several operating leases that expire at various dates through 2008. Total future lease income to be received on the subleased property is $1.5 million. Lease income for the subleased property totaled $0.7 million per year in 2006, 2005 and 2004.

15.  STOCKHOLDER'S EQUITY

     Under Michigan Insurance Law, dividends on capital stock can only be distributed out of earned surplus, unless the Commissioner approves the dividend prior to payment. Furthermore, without the prior approval of the Commissioner, dividends cannot be distributed if all dividends made within the preceding 12 months exceed the greater of statutory net income less realized gains or 10% of the Company's statutory surplus for the prior year. In 2007, the maximum amount of dividends that can be paid by the Company without prior approval of the Commissioner under this limitation approximates $412.3 million.

     The Company received capital contributions from its parent of $49.7 million, $292.3 million and $28.7 million in 2006, 2005 and 2004, respectively. Contributions received in 2006 included the transfer of $6.9 million in net assets of an affiliate. Contributions received in 2005 included common stock of $260.7 million in Life of Georgia. The capital contributions also included $29.1 million, $31.6 million and $28.7 million in 2006, 2005 and 2004, respectively, from Brooke Life's forgiveness of an intercompany tax liability. Dividend payments were $209.1 million, $410.8 million and $120.0 million in 2006, 2005 and 2004, respectively. Dividends paid in 2005 include $260.8 million paid to Brooke Life to fund the purchase of Life of Georgia.

     Statutory capital and surplus of the Company, as reported in its Annual
     Statement, was $3.7 billion and $3.4 billion at December 31, 2006 and 2005, respectively. Statutory net income of the Company, as reported in its Annual Statement, was $412.3 million, $565.1 million and $624.5 million in 2006, 2005 and 2004, respectively. Statutory net income included pre-acquisition Life of Georgia net income of $112.1 million and $8.2 million in 2005 and 2004, respectively, in accordance with statutory guidelines.




16.  OTHER RELATED PARTY TRANSACTIONS

     The Company's investment portfolio is managed by PPM America, Inc.
     ("PPMA"), a registered investment advisor, and PPM Finance, Inc.
     (collectively, "PPM"). PPM is ultimately a wholly owned subsidiary of Prudential. The Company paid $35.9 million, $35.6 million and $33.2 million to PPM for investment advisory services during 2006, 2005 and 2004, respectively.

     In 2006, Jackson issued $125.6 million in loans to an affiliate, Brooke
     Holdings, LLC. The loans were unsecured and were repaid in full during the year. Interest on these loans (ranging from 4.60% per annum to 5.50% per annum) totaled $4.3 million during 2006. In December 2006, Jackson issued an additional $16.0 million loan to Brooke Holdings, LLC. This loan is also unsecured and matures December 31, 2007. Interest on this loan, at a rate of 5.00% per annum, totaled $38 thousand in 2006.

     Also in 2006, Jackson issued a $5.0 million loan to an affiliate, Brooke
     GP. The loan was unsecured and repaid in September 2006. Interest on this loan, at a rate of 5.44% per annum, totaled $39 thousand in 2006.

     In 2004, Jackson issued $13.0 million in loans to Brooke Holdings, Inc. The loans were unsecured and were repaid in 2005. Interest on these loans (at a rate of 2.75% per annum in 2005 and 1.75% per annum in 2004) totaled $309.7 thousand and $223.6 thousand in 2005 and 2004, respectively.

     Included in notes payable is debt in the amount of $1.5 million and $3.5 million payable to affiliates PPM Holdings, Inc. ("PPMH") and PPMA at December 31, 2006 and 2005, respectively. Interest accrued on this debt, including contingent interest, of $5.0 million and $15.2 million is included in other liabilities at December 31, 2006 and 2005, respectively.
     Outstanding principal amounts accrued interest at a weighted average interest rate of 7.12% and 8.31% at December 31, 2006 and 2005, respectively. Interest paid to PPMH and PPMA totaled $8.0 million and $266 thousand in 2006 and 2005, respectively.

     Jackson has entered into shared services administrative agreements with affiliates PPMA and National Planning Holdings, Inc. ("NPH"). Under the shared services administrative agreements, Jackson allocated $5.2 million, $5.0 million and $6.3 million of certain management and corporate services expenses to affiliates in 2006, 2005 and 2004, respectively.

     Jackson provides a $40.0 million revolving credit facility to PPMA. The loan is unsecured, matures on September 9, 2008, accrues interest at LIBOR plus 2% per annum, and has a commitment fee of 0.25% per annum. There was no balance outstanding at December 31, 2006 or 2005. The highest outstanding loan balance during 2006 and 2005 was $11.5 million and $20.0 million, respectively. Interest and commitment fees totaled $175 thousand, $306 thousand and $124 thousand during 2006, 2005 and 2004, respectively.

     In 2003, Jackson provided a $20.0 million revolving credit facility to Investment Centers of America, Inc., a wholly owned subsidiary of NPH. The loan was unsecured and was scheduled to mature on November 14, 2008, accruing interest at LIBOR plus 2% per annum with a commitment fee of 0.10% per annum. There was no balance outstanding at December 31, 2005. The highest outstanding loan balance during 2005 was $14.2 million. Interest and commitment fees totaled $10 thousand, $52 thousand and $24 thousand in 2006, 2005 and 2004, respectively. No borrowings were made against this credit facility during 2006 and the facility was terminated in July 2006.




17.  BENEFIT PLANS

     The Company has a defined contribution retirement plan covering substantially all employees. To be eligible to participate in the Company's contribution, an employee must have attained the age of 21, have completed at least 1,000 hours of service in a 12-month period and passed their 12-month employment anniversary. In addition, the employee must be employed on the applicable January 1 or July 1 entry date. The Company's annual contributions, as declared by the board of directors, are based on a percentage of eligible compensation paid to participating employees during the year. In addition, the Company matches up to 6 percent of a participant's elective contribution to the plan during the year. The
     Company's expense related to this plan was $8.9 million, $7.2 million and $7.8 million in 2006, 2005 and 2004, respectively.

     The Company maintains non-qualified voluntary deferred compensation plans for certain agents and employees. At December 31, 2006 and 2005, the liability for such plans totaled $162.4 million and $135.9 million, respectively. Jackson invests general account assets in selected mutual funds in amounts similar to participant elections as a hedge against significant movement in the payout liability. The Company's expense related to these plans, including a match of elective deferrals for the agents' deferred compensation plan, was $21.5 million, $18.6 million and $20.7 million in 2006, 2005 and 2004, respectively.
